UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code:   505-984-0200

Date of fiscal year end:     September 30

Date of reporting period:   March 31, 2017

Item 1. Reports to Stockholders

The following Semi-annual reports are attached hereto, in order:

Thornburg Low Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

Thornburg Strategic Income Fund

Thornburg Value Fund

Thornburg International Value Fund

Thornburg Core Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Long/Short Equity Fund

Semi-Annual Report March 31, 2017 THORNBURG LOW DURATION MUNICIPAL FUND

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST Portfolio Construction Disciplined construction guided more by our convictions than convention. CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection. UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Low Duration Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770

Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Low Duration Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 1 cent to $12.33 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 3 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a 0.17% total return (without sales charge) for the six months ended March 31, 2017, compared to the 0.35% return for the BofA Merrill Lynch 1-3 Year U.S. Municipal Securities Index.

The Fund’s duration as well as curve positioning added 0.10% to relative performance. The Fund’s credit allocations added another 0.03%. Other risk factors contributed 0.08% to performance. Fund expenses accounted for the remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, particularly municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg Low Duration Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

Elsewhere, Bloomberg provides a heat map of the economic health of U.S. states, covering the period from the fourth quarter of 2015 through the fourth quarter of 2016 (the most

4    Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

recent data available). The majority of the states appear healthy except those with heavy dependence on oil, gas, and coal. The energy-dependent states should improve if oil can maintain prices above $50/barrel.

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income. There are a number of proposals that have been brought forth, and we believe that if tax reform is enacted, it will be something different than any one of these specific proposals.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in high-tax states would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	SINCE INCEP.
A Shares (Incep: 12/30/13)
Without sales charge	0.15%	0.29%	0.29%
With sales charge	-1.36%	-0.22%	-0.18%
I Shares (Incep: 12/30/13)	0.43%	0.49%	0.48%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	0.60%
SEC Yield	0.62%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. There is no sales charge for Class I shares.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 2.19%; I shares, 0.72%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 0.19%, and the SEC yield would have been 0.21%.

Glossary

The BofA Merrill Lynch 1-3 Year Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 3 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

SECURITY CREDIT RATINGS†

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	107

Effective Duration	1.3 Yrs

Average Maturity	1.5 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.38%
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 (Alabama Power Company Barry Plant)	A-/A1	$1,000,000	$1,002,600
ARIZONA — 1.39%
Arizona School Facilities Board, 5.00% due 7/1/2017 (State School Land Trust; Insured: AMBAC)	NR/NR	1,000,000	1,010,280
ARKANSAS — 0.43%
Board of Trustees of the University of Arkansas, 4.00% due 11/1/2018 (Fayetteville Campus)	NR/Aa2	295,000	308,815
CALIFORNIA — 6.36%
California Statewide Communities Development Authority, 5.25% due 7/1/2017 (St. Joseph Health System; Insured: AGM) (ETM)	AA/NR	100,000	101,141
California Statewide Communities Development Authority, 5.00% due 5/15/2019 (Irvine East Campus Apartments)	NR/Baa1	655,000	699,658
California Statewide Communities Development Authority, 5.00% due 5/15/2020 (Irvine East Campus Apartments)	NR/Baa1	565,000	616,240
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	1,000,000	1,000,590
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	500,000	502,450
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	500,000	502,895
Jurupa Public Financing Authority, 4.00% due 9/1/2017	BBB+/NR	100,000	101,085
Riverside County Public Financing Authority, 4.00% due 9/1/2017 (Hemet Project)	A+/NR	485,000	491,484
Successor Agency to the Redevelopment Agency of the City of Chino, 5.00% due 9/1/2017 (Merged Chino Areas 2001 and 2003 and Central City Redevelopment Projects; Insured: BAM)	AA/NR	300,000	305,148
Successor Agency to the Redevelopment Agency of the Richmond Community, 4.00% due 9/1/2017 (Harbour and Merged Area Redevelopment Projects; Insured: BAM)	AA/NR	300,000	303,735
COLORADO — 2.89%
City & County of Denver COP, 0.95% due 12/1/2029 put 4/3/2017 (Wellington E. Webb Municipal Office Building; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,400,000	1,400,000
City of Aurora COP, 5.00% due 12/1/2019 (Sports Park and E-911 Projects)	AA-/Aa2	365,000	398,445
Regional Transportation District COP, 5.00% due 6/1/2017 (FasTracks Transportation System)	A/Aa3	300,000	302,088
CONNECTICUT — 3.79%
State of Connecticut GO Floating Rate Note, 1.54% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	1,000,000	1,003,360
[a] State of Connecticut Health and Educational Facilities Authority, 1.65% due 11/15/2029 (Ascension Health Credit Group)	AA+/Aa2	1,750,000	1,754,287
FLORIDA — 4.26%
County of Osceola, 5.00% due 10/1/2017 (Transportation Capital Improvements; Insured: AMBAC)	A+/A1	150,000	152,940
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	200,000	209,424
JEA, 0.90% due 10/1/2038 put 4/3/2017 (Water and Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa2	2,510,000	2,510,000
Volusia County Educational Facilities Authority, 3.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	105,000	105,826
Volusia County Educational Facilities Authority, 3.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	120,000	122,301
GEORGIA — 1.31%
City of Atlanta, 3.00% due 1/1/2018 (BeltLine Project)	NR/A2	340,000	344,627
City of Atlanta, 4.00% due 1/1/2019 (BeltLine Project)	NR/A2	580,000	605,973
GUAM — 3.28%
Government of Guam, 3.00% due 11/15/2017 (Various Capital Projects)	A/NR	300,000	302,214
Government of Guam, 4.00% due 11/15/2018 (Economic Development)	A/NR	275,000	283,453
Government of Guam, 5.00% due 11/15/2018 (Economic Development)	A/NR	400,000	418,644
Government of Guam, 5.00% due 1/1/2019 (Economic Development)	A/NR	1,000,000	1,049,720
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	300,000	329,847
IDAHO — 0.69%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	500,000	501,330
ILLINOIS — 11.99%
Chicago O’Hare International Airport, 5.00% due 1/1/2018 (2016 Airport Projects)	A/NR	500,000	514,860
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2016 Airport Projects)	A/NR	500,000	533,065
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	500,000	539,510
Chicago Transit Authority, 5.00% due 12/1/2017 (Rail Car and Rail System Improvements)	AA/A1	1,165,000	1,191,982
City of Chicago, 5.00% due 1/1/2020	AA/NR	600,000	636,642
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA-/A2	615,000	662,669

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Du Page County High School District No. 88, 3.00% due 1/15/2020 (Addison Trail and Willowbrook High Schools)	NR/Aa1	$1,245,000	$1,296,630
Illinois Finance Authority, 5.00% due 11/15/2017 (Rush University Medical Center)	A+/A1	1,000,000	1,024,420
Illinois Finance Authority, 5.00% due 8/15/2018 (Silver Cross Hospital and Medical Centers)	NR/Baa1	500,000	522,800
Illinois Finance Authority, 5.00% due 11/15/2018 (Rush University Medical Center)	A+/A1	500,000	529,660
State of Illinois, 4.00% due 6/15/2019 (Build Illinois Program)	AAA/Baa2	520,000	549,229
State of Illinois, 5.00% due 6/15/2020 (Build Illinois Program)	AAA/NR	535,000	589,436
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	125,000	128,390
INDIANA — 1.56%
City of Evansville, 5.00% due 1/1/2018 (Waterworks District; Insured: BAM)	AA/NR	810,000	833,458
Hammond Multi-School Building Corp., 4.00% due 7/15/2017 (Educational Facilities) (State Aid Withholding)	AA+/NR	300,000	302,721
KANSAS — 3.25%
Kansas DFA, 5.00% due 12/1/2018 (Department of Commerce Impact Program)	A+/A3	1,250,000	1,319,937
Topeka Public Building Commission, 5.00% due 6/1/2018 (10th and Jackson Projects; Insured: Natl-Re)	AA-/A3	1,000,000	1,045,210
KENTUCKY — 2.87%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2019 (Project No. 112)	A/Aa3	1,000,000	1,088,250
[b] Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	NR/NR	1,000,000	1,000,490
LOUISIANA — 0.14%
City of New Orleans, 5.00% due 12/1/2017 (Water System Facilities Capital Improvement Program)	A-/NR	100,000	102,527
MASSACHUSETTS — 2.77%
City of Quincy GO, 2.00% due 6/16/2017 (Capital Improvements)	SP-1+/NR	500,000	501,120
Massachusetts Housing Finance Agency, 2.00% due 6/1/2019 (Low and Moderate Income Housing)	AA-/Aa3	1,500,000	1,509,840
MICHIGAN — 3.20%
Berkley School District GO, 4.00% due 5/1/2018 (Educational Facilities; Insured: Q-SBLF)	AA-/NR	1,000,000	1,031,510
Charles Stewart Mott Community College GO, 5.00% due 5/1/2018 (Higher Education Facilities)	A+/NR	750,000	782,077
Michigan Finance Authority, 5.00% due 5/1/2018 (School District of the City of Detroit; Insured: Q-SBLF)	AA-/NR	250,000	260,183
Northville Public Schools GO, 5.00% due 5/1/2017 (Educational Facilities; Insured: Q-SBLF)	NR/Aa1	250,000	250,865
MISSOURI — 2.75%
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 4/3/2017 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	2,000,000	2,000,000
NEVADA — 0.49%
City of Reno GO, 5.00% due 6/1/2017 (Fire Protection Projects)	A-/A1	200,000	201,368
Washoe County School District GO, 5.25% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/Aa3	150,000	151,115
NEW JERSEY — 8.39%
Essex County Improvement Authority GO, 4.00% due 10/1/2017 (County Correctional Facility)	NR/Aa2	545,000	552,859
New Jersey EDA, 5.00% due 6/15/2019	BBB+/Baa1	550,000	579,997
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	200,000	215,468
New Jersey Health Care Facilities Financing Authority, 5.00% due 1/1/2018 (Hackensack University Medical Center; Insured: AGM)	AA/A2	150,000	154,309
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017 (Student Loans)	AA/Aa2	515,000	527,381
New Jersey Transit Corp., 5.00% due 9/15/2019 (Urban Public Transportation Capital Improvement)	A/A3	1,250,000	1,323,737
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	A+/Baa1	500,000	532,725
New Jersey Transportation Trust Fund Authority, 5.50% due 12/15/2020 (State Transportation System Improvements; Insured: Natl-Re)	AA-/A3	2,000,000	2,210,840
NEW MEXICO — 1.39%
County of Taos, 3.00% due 4/1/2018 (County Educational Improvements; Insured: BAM)	AA/NR	1,000,000	1,013,140
NEW YORK — 7.18%
City of New York GO, 5.00% due 8/1/2017 (Capital Projects)	AA/Aa2	500,000	506,995
City of New York GO, 5.00% due 8/1/2019 (Capital Projects)	AA/Aa2	450,000	489,492
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	200,000	201,666
Monroe County Industrial Development Corp., 4.00% due 1/15/2018 (Monroe Community College Association; Insured: AGM)	AA/A2	200,000	204,356
New York City Municipal Water Finance Authority, 0.96% due 6/15/2048 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	600,000	600,000

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York City Municipal Water Finance Authority, 0.95% due 6/15/2050 put 4/3/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	$700,000	$700,000
New York City Transitional Finance Authority, 0.96% due 11/1/2022 put 4/3/2017 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	400,000	400,000
New York City Transitional Finance Authority, 0.96% due 8/1/2031 put 4/3/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	500,000	500,000
New York City Transitional Finance Authority, 0.90% due 8/1/2039 put 4/3/2017 (City Capital Projects; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	500,000	500,000
Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2021	A/NR	1,000,000	1,116,570
NORTH CAROLINA — 1.04%
State of North Carolina, 4.00% due 3/1/2023 (Federal Aid Highway Projects)	AA/A2	750,000	758,947
OKLAHOMA — 1.85%
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health)	AA-/Aa3	270,000	284,834
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	1,000,000	1,062,250
OREGON — 0.69%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	500,000	501,530
PENNSYLVANIA — 9.12%
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A/Baa1	200,000	203,848
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	350,000	366,401
City of Philadelphia, 5.00% due 10/1/2020 (Pennsylvania Gas Works)	A/Baa1	500,000	552,690
Coatesville Area School District GO, 5.00% due 8/1/2021 (Insured: AGM) (State Aid Withholding)	AA/A2	1,000,000	1,124,040
East Allegheny School District GO, 2.00% due 4/1/2017 (Insured: BAM) (State Aid Withholding)	AA/Ba1	300,000	300,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 7/1/2041 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	1,300,000	1,300,000
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,500,000	1,581,165
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	1,000,000	999,890
Wilson School District GO, 3.00% due 6/1/2017 (State Aid Withholding)	AA/NR	200,000	200,722
SOUTH CAROLINA — 1.55%
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	300,000	306,153
Kershaw County Public Schools Foundation, 4.00% due 12/1/2017 (Kershaw County School District)	A-/A1	500,000	510,250
Piedmont Municipal Power Agency, 5.00% due 1/1/2018 (Catawba Project)	AA/A3	300,000	308,940
TEXAS — 9.13%
City of Dallas GO, 5.00% due 2/15/2021 (Trinity River Corridor Infrastructure)	AA-/A1	1,000,000	1,112,610
City of Houston, 4.00% due 9/1/2017 (Convention & Entertainment Facilities Department)	A-/A2	200,000	202,492
City of Houston, 4.00% due 9/1/2018 (Convention & Entertainment Facilities Department)	A-/A2	675,000	701,656
City of Houston Higher Education Finance Corp., 5.00% due 8/15/2018 (KIPP Program; Guaranty: PSF)	AAA/NR	970,000	1,022,428
City of San Antonio, 2.25% due 2/1/2033 (Electric and Gas Systems)	AA-/NR	1,000,000	1,020,260
Coastal Water Authority, 4.00% due 12/15/2017 (City of Houston Projects)	AA/NR	905,000	924,874
Dallas Independent School District GO, 5.00% due 2/15/2036 put 2/15/2020 (School District Buildings Renovations; Insured: PSF-GTD)	AAA/Aaa	325,000	355,342
Harris County Cultural Education Facilities Finance Corp., 0.95% due 9/1/2031 put 4/3/2017 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	1,300,000	1,300,000
WASHINGTON — 1.64%
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2018 (Evergreen Health)	NR/Aa3	835,000	888,240
Ocean Beach School District No. 101 GO, 4.00% due 12/1/2017 (Educational Facilities)	NR/A1	300,000	305,949
WEST VIRGINIA — 0.28%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	A-/Baa1	200,000	199,984
WISCONSIN — 1.00%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	725,000	724,913

TOTAL INVESTMENTS — 98.06% (Cost $71,188,276)			$71,290,507
OTHER ASSETS LESS LIABILITIES — 1.94%			1,413,771

NET ASSETS — 100.00%			$72,704,278

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity

GO	General Obligation
IDA	Industrial Development Authority
JEA	Jacksonville Electric Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund

See notes to financial statements.

Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg Low Duration Municipal Fund	March 31, 2017, (Unaudited)

ASSETS
Investments at value (cost $71,188,276) (Note 3)	$71,290,507
Cash	662,897
Receivable for fund shares sold	1,399,950
Interest receivable	663,751
Prepaid expenses and other assets	35,955

Total Assets	74,053,060

LIABILITIES
Payable for investments purchased	1,253,909
Payable for fund shares redeemed	56,971
Payable to investment advisor and other affiliates (Note 4)	7,321
Accounts payable and accrued expenses	28,759
Dividends payable	1,822

Total Liabilities	1,348,782

NET ASSETS	$72,704,278

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(192)
Net unrealized appreciation on investments	102,231
Accumulated net realized gain (loss)	(41,956)
Net capital paid in on shares of beneficial interest	72,644,195

$72,704,278

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($22,265,414 applicable to 1,805,450 shares of beneficial interest outstanding - Note 5)	$12.33
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.52

Class I Shares:
Net asset value, offering and redemption price per share ($50,438,864 applicable to 4,091,661 shares of beneficial interest outstanding - Note 5)	$12.33

See notes to financial statements.

12    Semi-Annual Report

Statement of Operations

Thornburg Low Duration Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $615,403)	$383,156

EXPENSES
Investment advisory fees (Note 4)	127,770
Administration fees (Note 4)
Class A Shares	10,976
Class I Shares	11,581
Distribution and service fees (Note 4)
Class A Shares	17,914
Transfer agent fees
Class A Shares	12,949
Class I Shares	4,953
Registration and filing fees
Class A Shares	11,539
Class I Shares	12,686
Custodian fees (Note 2)	13,345
Professional fees	20,827
Accounting fees (Note 4)	728
Trustee fees	1,298
Other expenses	5,292

Total Expenses	251,858
Less:
Expenses reimbursed by investment advisor (Note 4)	(68,468)
Investment advisory fees waived by investment advisor (Note 4)	(14,521)

Net Expenses	168,869

Net Investment Income	214,287

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(18,623)
Net change in unrealized appreciation (depreciation) on investments	60,804

Net Realized and Unrealized Gain	42,181

Net Increase in Net Assets Resulting from Operations	$256,468

See notes to financial statements.

Semi-Annual Report    13

Statements of Changes in Net Assets

Thornburg Low Duration Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$214,287	$189,076
Net realized gain (loss) on investments	(18,623)	(18,130)
Net unrealized appreciation (depreciation) on investments	60,804	(17,236)

Net Increase (Decrease) in Net Assets Resulting from Operations	256,468	153,710

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(55,408)	(9,876)
Class I Shares	(159,071)	(179,200)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	17,972,715	971,622
Class I Shares	11,876,098	(3,150,597)

Net Increase (Decrease) in Net Assets	29,890,802	(2,214,341)

NET ASSETS
Beginning of Period	42,813,476	45,027,817

End of Period	$72,704,278	$42,813,476

Distribution in excess of net investment income	$(192)	$—

*	Unaudited.

See notes to financial statements.

14    Semi-Annual Report

Notes to Financial Statements

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Low Duration Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income exempt from federal income tax consistent with preservation of capital.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Semi-Annual Report    15

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$71,188,276

Gross unrealized appreciation on a tax basis	$145,856
Gross unrealized depreciation on a tax basis	(43,625)

Net unrealized appreciation (depreciation) on investments (tax basis)	$102,231

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $1,645. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $21,688, (of which $1,073 are short-term and $20,615 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

16    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$71,290,507	$—	$71,290,507	$—

Total Investments in Securities	$71,290,507	$—	$71,290,507	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $ 1 billion	0.400%
Next $ 500 million	0.300
Next $ 500 million	0.250
Over $ 2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2017 was 0.40% of the Fund’s average net assets (before applicable management fee waiver of $14,521).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $728 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $128 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $14,521. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $39,248 for Class A shares and $29,220 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by Trustees and Officers of the Trust and the Advisor is approximately 44.73%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $3,358,907 in purchases.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,887,118	$35,513,788	179,515	$2,217,348
Shares issued to shareholders in reinvestment of dividends	4,426	54,550	796	9,845
Shares repurchased	(1,429,719)	(17,595,623)	(101,677)	(1,255,571)

Net increase (decrease)	1,461,825	$17,972,715	78,634	$971,622

Class I Shares
Shares sold	1,972,253	$24,262,786	1,018,022	$12,579,199
Shares issued to shareholders in reinvestment of dividends	12,452	153,404	14,105	174,307
Shares repurchased	(1,018,677)	(12,540,092)	(1,287,521)	(15,904,103)

Net increase (decrease)	966,028	$11,876,098	(255,394)	$(3,150,597)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $31,764,518 and $11,515,430, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    19

Financial Highlights

    Thornburg Low Duration Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$12.34	0.04	(0.02)	0.02	(0.03)	—	(0.03)	$12.33	0.63	(e)	0.63	(e)	0.63	(e)	1.13	(e)	0.17	23.48	$22,265
2016(c)	$12.35	0.03	(0.01)	0.02	(0.03)	—	(0.03)	$12.34	0.24		0.70		0.70		2.19		0.15	21.17	$4,241
2015(c)	$12.34	0.02	0.01	0.03	(0.02)	—	(0.02)	$12.35	0.15		0.67		0.67		2.85		0.22	20.53	$3,273
2014(c)(d)	$12.31	0.02	0.03	0.05	(0.02)	—	(0.02)	$12.34	0.20	(e)	0.66	(e)	0.65	(e)	3.14	(e)	0.40	4.54	$2,751
CLASS I SHARES
2017(b)	$12.34	0.04	(0.01)	0.03	(0.04)	—	(0.04)	$12.33	0.69	(e)	0.49	(e)	0.49	(e)	0.66	(e)	0.25	23.48	$50,439
2016	$12.35	0.05	(0.01)	0.04	(0.05)	—	(0.05)	$12.34	0.43		0.50		0.50		0.72		0.36	21.17	$38,572
2015	$12.34	0.04	0.01	0.05	(0.04)	—	(0.04)	$12.35	0.32		0.50		0.50		0.82		0.40	20.53	$41,755
2014(d)	$12.31	0.04	0.03	0.07	(0.04)	—	(0.04)	$12.34	0.42	(e)	0.44	(e)	0.44	(e)	1.77	(e)	0.56	4.54	$12,672

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Fund commenced operations on December 30, 2013.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Semi-Annual Report	Semi-Annual Report 21

Expense Example

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Class A Shares
Actual	$1,000.00	$1,001.66	$3.17
Hypothetical*	$1,000.00	$1,021.77	$3.20
Class I Shares
Actual	$1,000.00	$1,002.54	$2.44
Hypothetical*	$1,000.00	$1,022.50	$2.46

†	Expenses are equal to the annualized expense ratio for each class (A: 0.63%; I: 0.49%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Semi-Annual Report

Other Information

Thornburg Low Duration Municipal Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www. sec. gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    23

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

24    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Semi-Annual Report    27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3053

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Convention

Portfolio Construction Disciplined construction guided more by our convictions than Convention.

CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection

UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Limited Term Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class I	LTMIX	885-215-434

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 32 cents to $14.31 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 11.54 cents per share. If you reinvested your dividends, you received 11.57 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 1.40% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 0.90% return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

The Fund’s duration and curve positioning detracted 0.08% from relative performance while ratings factors detracted 0.07%. Other risk factors added 0.01% to relative performance. Fund expenses accounted for any remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, particularly municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg Limited Term Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in

4    Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

Elsewhere, Bloomberg provides a heat map of the economic health of U.S. states, covering the period from the fourth quarter of 2015 through the fourth quarter of 2016 (the most recent data available). The majority of the states appear healthy except those with heavy dependence on oil, gas, and coal. The energy-dependent states should improve if oil can maintain prices above $50/barrel.

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income. There are a number of proposals that have been brought forth, and we believe that if tax reform is enacted, it will be something different than any one of these specific proposals.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in high-tax states would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 9/28/84)
Without sales charge	-0.50%	1.27%	1.40%	3.00%	4.87%
With sales charge	-1.98%	0.76%	1.09%	2.84%	4.82%
C Shares (Incep: 9/1/94)
Without sales charge	-0.73%	1.05%	1.15%	2.74%	3.29%
With sales charge	-1.22%	1.05%	1.15%	2.74%	3.29%
I Shares (Incep: 7/5/96)	-0.19%	1.58%	1.73%	3.34%	3.88%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	1.54%
SEC Yield	1.04%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.72%; C shares, 0.96%; I shares, 0.41%.

Glossary

The BofA Merrill Lynch 1-10 Year Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

This Fund is a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

Lipper Best Short-Intermediate Municipal Debt Fund (Class I Shares)

10-year period ended 11/30/16, among 41 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charge). Fund Classification Awards are given for three-year, five-year, and ten-year periods. Thornburg did not win the award for any other time period. Past performance does not guarantee future results. From Thomson Reuters Lipper Awards, © 2017 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution or retransmission of this Content without express permission is prohibited.

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

PORTFOLIO LADDER

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	1,928

Effective Duration	3.5 Yrs

Average Maturity	4.2 Yrs

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 1.16%
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	$770,000	$834,256
Alabama Public School & College Authority, 5.00% due 6/1/2019 (Education System Capital Improvements)	AA/Aa1	4,840,000	5,243,898
Alabama Public School & College Authority, 5.00% due 6/1/2020 (Education System Capital Improvements)	AA/Aa1	5,085,000	5,658,893
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Education System Capital Improvements)	AA/Aa1	5,335,000	6,081,740
Alabama Public School & College Authority, 5.00% due 6/1/2022 (Education System Capital Improvements)	AA/Aa1	5,605,000	6,505,835
Alabama Public School & College Authority, 5.00% due 6/1/2023 (Education System Capital Improvements)	AA/Aa1	735,000	865,389
Alabama State Board of Education, 3.00% due 5/1/2017 (Calhoun Community College)	NR/A1	2,070,000	2,073,188
Alabama State Board of Education, 3.00% due 5/1/2018 (Calhoun Community College)	NR/A1	2,130,000	2,163,739
Alabama State Board of Education, 4.00% due 5/1/2019 (Calhoun Community College)	NR/A1	2,195,000	2,295,136
Alabama State Board of Education, 4.00% due 5/1/2020 (Calhoun Community College)	NR/A1	1,000,000	1,062,290
Alabama State Board of Education, 4.00% due 5/1/2021 (Calhoun Community College)	NR/A1	1,000,000	1,074,110
Alabama State Board of Education, 4.00% due 5/1/2022 (Calhoun Community College)	NR/A1	1,230,000	1,328,966
City of Birmingham GO, 4.00% due 8/1/2017 (Government Services)	AA/Aa2	2,760,000	2,789,891
City of Birmingham GO, 5.00% due 2/1/2018 (Government Services)	AA/Aa2	2,000,000	2,068,540
City of Mobile GO, 5.00% due 2/15/2019 pre-refunded 2/15/2018	NR/NR	1,205,000	1,247,898
City of Mobile GO, 5.00% due 2/15/2019	AA-/Aa2	795,000	822,276
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant)	A-/A1	20,000,000	20,052,000
East Alabama Health Care Authority GO, 5.00% due 9/1/2021	A/NR	1,245,000	1,397,413
East Alabama Health Care Authority GO, 5.00% due 9/1/2022	A/NR	800,000	899,856
Montgomery Waterworks and Sanitation, 5.00% due 9/1/2019	AAA/Aa1	3,375,000	3,555,697
UAB Medicine Finance Authority, 5.00% due 9/1/2025 (University Hospital)	AA-/A1	1,670,000	1,975,794
UAB Medicine Finance Authority, 5.00% due 9/1/2026 (University Hospital)	AA-/A1	4,940,000	5,880,527
UAB Medicine Finance Authority, 5.00% due 9/1/2027 (University Hospital)	AA-/A1	2,305,000	2,699,916
University of Alabama at Birmingham Hospital, 5.25% due 9/1/2017 (ETM)	NR/A1	2,500,000	2,546,225
University of Alabama at Birmingham Hospital, 5.00% due 9/1/2018 (ETM)	NR/A1	1,700,000	1,795,319

ALASKA — 0.47%
Alaska Housing Finance Corp., 5.00% due 12/1/2018 pre-refunded 12/1/2017 (State Capital Project; Insured: Natl-Re)	AA-/Aa2	1,610,000	1,654,774
Alaska Housing Finance Corp., 5.00% due 12/1/2018 (State Capital Project; Insured: Natl-Re)	AA+/Aa2	390,000	400,409
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2017 (DeLong Mountain Transportation Project)	AA+/Aa3	3,000,000	3,000,000
Alaska Industrial Development & Export Authority GO, 5.00% due 4/1/2018 (DeLong Mountain Transportation Project)	AA+/Aa3	2,455,000	2,552,857
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	12,000,000	13,271,160
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	3,700,000	4,091,941
North Slope Borough GO, 5.00% due 6/30/2017 (ETM)	AA-/Aa2	5,700,000	5,759,451
North Slope Borough GO, 5.00% due 6/30/2017	AA/Aa2	3,100,000	3,133,046

ARIZONA — 2.35%
Arizona Board of Regents, 5.00% due 8/1/2020 (University of Arizona SPEED)	A+/Aa3	575,000	641,838
Arizona Board of Regents, 5.00% due 8/1/2023 (University of Arizona SPEED)	A+/Aa3	800,000	939,184
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	550,000	651,057
Arizona Board of Regents COP, 5.00% due 7/1/2018 (Arizona State University; Insured: Natl-Re)	AA-/A1	1,285,000	1,297,477
Arizona Board of Regents COP, 3.00% due 9/1/2018 (Northern Arizona University Projects)	A/A2	1,000,000	1,024,110
Arizona Board of Regents COP, 5.00% due 7/1/2019 (Arizona State University; Insured: Natl-Re)	AA-/A1	3,735,000	3,771,939
Arizona Board of Regents COP, 3.00% due 9/1/2019 (Northern Arizona University Projects)	A/A2	2,525,000	2,612,264
Arizona Board of Regents COP, 5.00% due 9/1/2019 (Arizona State University)	AA-/A1	1,085,000	1,175,402
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Northern Arizona University Projects)	A/A2	1,000,000	1,100,650
Arizona Board of Regents COP, 5.00% due 9/1/2020 (Arizona State University)	AA-/A1	3,170,000	3,508,683
Arizona Board of Regents COP, 5.00% due 9/1/2021 (Arizona State University)	AA-/A1	4,020,000	4,536,892
Arizona Board of Regents COP, 5.00% due 6/1/2022 (Arizona State University)	A+/Aa3	6,080,000	6,977,226
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Northern Arizona University Projects)	A/A2	2,500,000	2,846,400
Arizona Board of Regents COP, 5.00% due 9/1/2022 (Arizona State University)	AA-/A1	4,380,000	4,997,317
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Northern Arizona University Projects)	A/A2	3,325,000	3,784,515
Arizona Board of Regents COP, 5.00% due 9/1/2023 (Arizona State University)	AA-/A1	5,580,000	6,422,357
Arizona HFA, 5.25% due 1/1/2018 (Banner Health)	AA-/NR	3,500,000	3,612,420
Arizona HFA, 5.00% due 7/1/2018 (Dignity Health)	A/A3	1,470,000	1,539,634
Arizona HFA, 5.00% due 7/1/2019 (Dignity Health)	A/A3	1,365,000	1,477,558
Arizona HFA, 5.00% due 7/1/2020 (Dignity Health)	A/A3	1,290,000	1,390,685
Arizona HFA, 5.00% due 12/1/2022 (Scottsdale Lincoln Hospitals)	NR/A2	1,600,000	1,850,544
Arizona HFA, 5.00% due 12/1/2024 (Scottsdale Lincoln Hospitals)	NR/A2	1,500,000	1,766,955
Arizona School Facilities Board, 5.00% due 7/1/2017 (State School Land Trust; Insured: AMBAC)	NR/NR	2,965,000	2,995,480
Arizona School Facilities Board, 5.00% due 7/1/2018 (State School Land Trust; Insured: AMBAC)	NR/NR	4,540,000	4,757,375
Arizona School Facilities Board COP, 5.25% due 9/1/2023 pre-refunded 9/1/2018 (School Site and Building Projects)	AA-/Aa3	1,315,000	1,392,953
Arizona Transportation Board, 5.00% due 7/1/2019	AA+/Aa2	3,510,000	3,815,791
Arizona Transportation Board, 5.00% due 7/1/2021	AA+/Aa2	7,465,000	8,546,679
Arizona Transportation Board, 5.00% due 7/1/2022	AA+/Aa2	5,000,000	5,742,300
City of Glendale IDA, 5.00% due 5/15/2017 (Midwestern University)	A/NR	1,440,000	1,446,998

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2022	AA+/Aa3	$1,250,000	$1,448,500
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2023	AA+/Aa3	1,830,000	2,151,037
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2024	AA+/Aa3	2,000,000	2,380,720
City of Phoenix Civic Improvement Corp., 5.00% due 7/1/2025	AA+/Aa3	3,500,000	4,212,215
City of Tucson, 5.00% due 7/1/2022 (Street and Highway Projects)	AA+/A1	2,135,000	2,453,265
City of Yuma Municipal Property Corp., 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Water and Wastewater System; Insured: Syncora)	A+/A1	2,130,000	2,152,386
Pima County, 4.50% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,040,000	5,087,578
Pima County, 5.00% due 7/1/2017 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	2,750,000	2,779,370
Pima County, 3.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	512,890
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities; Insured: AGM)	AA/A2	5,000,000	5,253,550
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	2,000,000	2,101,420
Pima County, 5.00% due 7/1/2018 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	700,000	735,497
Pima County, 5.00% due 7/1/2020 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	558,845
Pima County, 3.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,200,000	1,273,320
Pima County, 5.00% due 7/1/2021 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	400,000	458,316
Pima County, 3.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	1,325,000	1,409,456
Pima County, 5.00% due 7/1/2022 (Ina & Roger Road Wastewater Reclamation Facilities)	AA/NR	500,000	583,490
Pima County COP, 5.00% due 12/1/2017 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,395,000	1,433,321
Pima County COP, 5.00% due 12/1/2018 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	2,700,000	2,873,151
Pima County COP, 5.00% due 12/1/2019 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,500,000	1,639,095
Pima County COP, 5.00% due 12/1/2020 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	765,000	853,579
Pima County COP, 5.00% due 12/1/2021 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,220,000	1,382,150
Pima County COP, 5.00% due 12/1/2022 (Sewer System & Fleet Services Facilities Expansion)	A+/NR	1,275,000	1,455,719
Pinal County, 5.00% due 8/1/2019 (Detention and Training Facilities)	AA-/NR	1,115,000	1,208,459
Pinal County, 5.00% due 8/1/2021 (Detention and Training Facilities)	AA-/NR	1,775,000	2,012,548
Pinal County, 5.00% due 8/1/2023 (Detention and Training Facilities)	AA-/NR	1,100,000	1,281,016
Pinal County, 5.00% due 8/1/2024 (Detention and Training Facilities)	AA-/NR	700,000	823,963
Pinal County, 5.00% due 8/1/2025 (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings)	AA-/NR	3,000,000	3,524,130
Pinal County, 5.00% due 8/1/2025 (Detention and Training Facilities)	AA-/NR	1,500,000	1,778,205
Scottsdale IDA, 5.00% due 9/1/2019 (Scottsdale Healthcare)	NR/A2	6,885,000	7,256,308
State of Arizona Department of Administration, 5.00% due 7/1/2018 (State Lottery; Insured: AGM)	AA/A1	8,370,000	8,776,112
State of Arizona Department of Administration, 5.00% due 7/1/2020 (State Lottery; Insured: AGM)	AA/A1	8,705,000	9,664,813

ARKANSAS — 0.28%
Board of Trustees of the University of Arkansas, 3.00% due 11/1/2023 (Fayetteville Campus Athletic Facilities)	NR/Aa2	615,000	647,041
City of Fort Smith, 3.50% due 10/1/2017 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,930,000	1,954,241
City of Fort Smith, 4.00% due 10/1/2018 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,000,000	1,041,570
City of Fort Smith, 4.00% due 10/1/2019 (Water and Sewer System Construction; Insured: AGM)	AA/NR	1,670,000	1,773,540
Jefferson County, 4.00% due 6/1/2017 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,375,000	1,381,930
Jefferson County, 1.55% due 10/1/2017 (Entergy Arkansas, Inc. Project)	A/A2	10,000,000	10,024,700
Jefferson County, 4.50% due 6/1/2018 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,495,000	1,551,287
Jefferson County, 4.50% due 6/1/2019 (Jefferson Regional Medical Center; Insured: AGM)	AA/NR	1,580,000	1,682,036

CALIFORNIA — 8.88%
Alameda County COP, 5.00% due 12/1/2017 (Santa Rita Jail; Insured: AMBAC)	AA/NR	1,220,000	1,253,172
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,000,000	1,154,130
Alameda County Joint Powers Authority, 5.00% due 12/1/2022 (Alameda County Medical Center Highland Hospital)	AA/Aa1	2,000,000	2,344,920
Alameda County Joint Powers Authority, 5.00% due 12/1/2023 (Alameda County Medical Center Highland Hospital)	AA/Aa1	3,200,000	3,796,640
Anaheim Public Financing Authority, 0% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,250,000	2,813,037
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2017 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	965,000	987,195
Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2018 (Redevelopment Agency of the City of Brentwood: Insured: AGM)	AA/NR	1,020,000	1,084,189
Brentwood Infrastructure Financing Authority, 5.25% due 11/1/2019 (Redevelopment Agency of the City of Brentwood; Insured: AGM)	AA/NR	725,000	794,578
Cabrillo USD GO, 0% due 8/1/2021 (Educational Facilities; Insured: AMBAC)	NR/NR	1,000,000	910,830
California Educational Facilities Authority, 5.00% due 4/1/2017 (Pitzer College)	NR/A2	1,460,000	1,460,000
California Educational Facilities Authority, 5.00% due 4/1/2021 (Chapman University)	NR/A2	4,870,000	5,475,925
California HFFA, 5.50% due 2/1/2019 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	2,865,000	3,087,668
California HFFA, 5.75% due 2/1/2020 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,975,000	2,213,857
California HFFA, 5.00% due 3/1/2020 (Dignity Health)	A/A3	4,400,000	4,844,048
California HFFA, 5.75% due 2/1/2021 (Community Developmental Disabilities Program; Insured: California Mtg Insurance)	AA-/NR	1,695,000	1,960,149
California HFFA, 5.00% due 3/1/2021 (Dignity Health)	A/A3	3,450,000	3,891,772
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	7,020,000	7,919,683
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/Aa3	5,000,000	5,576,700
California School Cash Reserve Program Authority, 2.00% due 6/30/2017	SP-1+/NR	6,000,000	6,016,260

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Economic Recovery GO, 5.00% due 7/1/2020 pre-refunded 7/1/2019	AA+/Aaa	$4,200,000	$4,564,938
California State Housing Finance Agency, 2.50% due 12/1/2017 (One Santa Fe Apartments Multi-Family Housing; Collateralized: GNMA)	NR/Aa1	595,000	595,678
California State Public Works Board, 5.00% due 9/1/2017 (Regents of University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	3,000,000	3,053,040
California State Public Works Board, 5.00% due 11/1/2017 (California State University) (ETM)	A+/Aaa	3,000,000	3,074,040
California State Public Works Board, 5.00% due 11/1/2018 (California State University) (ETM)	A+/Aaa	2,700,000	2,870,370
California State Public Works Board, 5.00% due 4/1/2020 (California School for the Deaf Riverside Campus)	A+/A1	1,585,000	1,756,513
California State Public Works Board, 5.00% due 6/1/2020 (Yuba City Courthouse)	A+/A1	1,675,000	1,864,593
California State Public Works Board, 5.00% due 6/1/2020 (Coalinga State Hospital)	A+/A1	5,685,000	6,328,485
California State Public Works Board, 5.00% due 10/1/2020 (California State University)	A+/A1	1,000,000	1,122,720
California State Public Works Board, 5.00% due 11/1/2020 (Various Capital Projects)	A+/A1	1,500,000	1,687,485
California State Public Works Board, 5.00% due 4/1/2021 (California School for the Deaf Riverside Campus)	A+/A1	890,000	1,010,880
California State Public Works Board, 5.00% due 6/1/2021 (Yuba City Courthouse)	A+/A1	1,250,000	1,425,138
California State Public Works Board, 5.00% due 6/1/2021 (Coalinga State Hospital)	A+/A1	5,000,000	5,700,550
California State Public Works Board, 5.00% due 10/1/2021 (Various Capital Projects)	A+/A1	1,000,000	1,147,510
California State Public Works Board, 5.00% due 11/1/2021 (Various Capital Projects)	A+/A1	1,750,000	2,011,030
California State Public Works Board, 5.00% due 11/1/2021 (Laboratory Facility and San Diego Courthouse)	A+/A1	750,000	861,870
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	500,000	577,550
California State Public Works Board, 5.00% due 6/1/2022 (Coalinga State Hospital)	A+/A1	11,555,000	13,388,432
California State Public Works Board, 5.00% due 11/1/2022 (Laboratory Facility and San Diego Courthouse)	A+/A1	10,075,000	11,759,540
California State Public Works Board, 5.00% due 6/1/2023 (Yuba City Courthouse)	A+/A1	1,900,000	2,230,828
California State Public Works Board, 5.00% due 11/1/2024 (Various Capital Projects)	A+/A1	4,500,000	5,380,065
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	2,050,000	2,410,001
California State Public Works Board, 5.00% due 11/1/2025 (Various Capital Projects)	A+/A1	12,145,000	14,643,469
California State Public Works Board, 5.00% due 11/1/2026 (Various Capital Projects)	A+/A1	12,080,000	14,625,618
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	27,000,000	29,071,980
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	1,280,000	1,331,021
Castaic Lake Water Agency COP, 0% due 8/1/2023 (Water System Improvement; Insured: AMBAC)	AA+/NR	10,125,000	8,614,856
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	1,300,000	1,247,207
Central Valley Financing Authority, 5.00% due 7/1/2017 (Carson Ice)	AA-/Aa3	600,000	606,348
Central Valley Financing Authority, 5.00% due 7/1/2019 (Carson Ice)	AA-/Aa3	1,750,000	1,896,335
Chula Vista COP, 5.25% due 3/1/2018 (ETM)	AA-/NR	1,170,000	1,216,940
Chula Vista COP, 5.25% due 3/1/2019 (ETM)	AA-/NR	1,235,000	1,333,244
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	48,800,000	49,039,120
City of Redding COP, 5.00% due 6/1/2020 pre-refunded 6/1/2018 (City Electric System; Insured: AGM)	NR/A2	2,290,000	2,398,363
City of Redding COP, 5.00% due 6/1/2020 (City Electric System; Insured: AGM)	NR/A2	1,665,000	1,742,073
Clovis USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA/A3	2,685,000	2,592,072
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,170,250
Community Facilities District No. 86-1 of the Irvine USD, 5.25% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/NR	3,000,000	3,273,420
County of Los Angeles COP, 0% due 9/1/2017 (Disney Parking Garage and Walt Disney Concert Hall; Insured: AMBAC)	AA/A1	1,200,000	1,195,500
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,730,000	1,915,594
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2020 (Bunker Hill Project)	AA/NR	3,805,000	4,266,699
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	360,000	407,815
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2021 (Bunker Hill Project)	AA/NR	5,805,000	6,637,321
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,645,000	1,887,391
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2022 (Bunker Hill Project)	AA/NR	5,000,000	5,777,900
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	450,000	523,175
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2023 (Bunker Hill Project)	AA/NR	6,875,000	8,044,506
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	4,775,000	5,594,676
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 12/1/2024 (Bunker Hill Project)	AA/NR	5,150,000	6,066,545
County of Monterey COP, 5.00% due 8/1/2018 (2009 Refinancing Project; Insured: AGM)	AA/Aa3	2,260,000	2,378,944
County of Riverside, 3.00% due 10/11/2017	NR/Mig1	4,050,000	4,095,603
County of Solano COP, 5.00% due 11/15/2017 (1999 Capital Improvement Program)	AA/Aa3	1,580,000	1,618,663
County of Ventura COP, 5.25% due 8/15/2017 (Healthcare Clinic Facilities) (ETM)	AA+/NR	1,635,000	1,662,681
Escondido Union High School District GO, 0% due 11/1/2020 (Insured: Natl-Re)	AA-/A3	2,655,000	2,486,885
Irvine USD Community Facilities District No. 86-1, 5.25% due 9/1/2017 (Acquisition of Public Facilities; Insured: AGM)	AA/NR	5,000,000	5,088,150
Los Angeles Convention and Exhibition Center Authority, 5.00% due 8/15/2018 (ETM)	A+/NR	2,295,000	2,422,051
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa3	4,000,000	4,216,000
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2019 (Multiple Capital Projects)	AA/Aa3	17,935,000	19,520,633
Los Angeles USD COP, 5.00% due 10/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AMBAC)	A+/A1	2,445,000	2,495,514
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	4,600,000	4,936,030
Los Angeles USD COP, 5.50% due 12/1/2019 (Educational Facilities and Information Technology Infrastructure)	A+/A1	7,040,000	7,815,878
Los Angeles USD GO, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Educational Facilities and Information Technology Infrastructure; Insured: AGM)	AA/Aa2	4,000,000	4,042,240

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	$12,260,000	$14,340,890
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	11,950,000	14,220,380
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	10,640,000	12,831,946
Metropolitan Water District of Southern California, 1.07% due 7/1/2030	AAA/Aa1	8,500,000	8,500,000
Metropolitan Water District of Southern California, 1.07% due 7/1/2036	A-1+/Aa1	12,000,000	12,000,000
Mount San Antonio Community College GO, 0% due 8/1/2017 (Insured: Natl-Re) (ETM)	AA/Aa1	5,000,000	4,986,100
Needles USD GO, 0% due 8/1/2023	AA-/A3	1,005,000	860,210
North City West School Facilities Financing Authority, 5.00% due 9/1/2023 (Carmel Valley Educational Facilities; Insured: AGM)	AA/NR	4,545,000	5,276,200
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	1,000,000	1,010,580
Northern California Power Agency, 5.00% due 6/1/2018 (Lodi Energy Center)	A-/A2	4,480,000	4,689,126
Northern California Power Agency, 5.00% due 7/1/2019 (Hydroelectric Project)	A+/A1	1,000,000	1,084,550
Northern California Power Agency, 5.00% due 7/1/2020 (Hydroelectric Project)	A+/A1	1,325,000	1,434,260
Oakland State Building Authority, 5.00% due 12/1/2018 (Elihu M. Harris State Office Building)	A+/A1	7,240,000	7,715,451
Oakland USD GO, 5.00% due 8/1/2022 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	2,240,000	2,621,875
Oakland USD GO, 5.00% due 8/1/2023 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,290,000	1,534,532
Oakland USD GO, 5.00% due 8/1/2024 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,500,000	1,807,755
Oakland USD GO, 5.00% due 8/1/2025 (Construction & Modernization Project; Insured: AGM)	AA/Aa3	1,750,000	2,128,875
Orange County Public Financing Authority, 5.00% due 7/1/2017 (Insured: Natl-Re)	AA/Aa2	1,245,000	1,257,886
Palo Alto USD GO, 0% due 8/1/2019	AAA/Aaa	1,000,000	968,980
Palomar Community College District GO, 0% due 8/1/2021	AA/Aa1	2,560,000	2,371,072
Rocklin USD GO, 0% due 8/1/2022 (Insured: Natl-Re)	AA-/Aa2	3,910,000	3,485,335
Sacramento City Financing Authority, 0% due 12/1/2019 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	2,920,000	2,781,884
Sacramento City Financing Authority, 0% due 12/1/2021 (Merged Downtown & Oak Park; Insured: Natl-Re)	AA-/A3	1,600,000	1,443,008
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/Aa3	3,265,000	3,707,767
Sacramento Cogeneration Authority, 5.00% due 7/1/2017 (Procter & Gamble)	AA-/Aa3	750,000	758,070
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2020	AA-/NR	4,000,000	4,422,400
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2021	AA-/NR	3,000,000	3,399,870
San Diego Convention Center Expansion Financing Authority, 5.00% due 4/15/2022	AA-/NR	8,000,000	9,211,760
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	10,000,000	11,352,700
San Francisco Building Authority, 5.00% due 12/1/2018 (San Francisco Civic Center Complex)	A+/A1	13,130,000	13,992,247
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	7,600,000	7,099,616
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	2,017,500	2,150,272
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	2,017,500	2,141,132
Santa Ana USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A3	3,425,000	3,306,461
Santa Fe Springs Community Development Commission, 0% due 9/1/2024 (Consolidated Redevelopment Project; Insured: Natl-Re)	AA-/A3	7,000,000	5,543,510
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,130,000	5,316,424
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/Aa3	2,000,000	2,000,000
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	3,105,000	3,262,051
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	895,000	940,269
State of California GO, 4.75% due 4/1/2018 (Various Purposes)	AA-/Aa3	1,250,000	1,298,375
State of California GO, 5.00% due 9/1/2020 (Various Purposes)	AA-/Aa3	10,000,000	11,220,400
State of California GO, 5.00% due 9/1/2021 (Various Purposes)	AA-/Aa3	5,000,000	5,736,500
State of California GO, 5.00% due 8/1/2026 (Various Purposes)	AA-/Aa3	17,850,000	21,629,380
State of California GO, 5.00% due 8/1/2027 (Various Purposes)	AA-/Aa3	12,445,000	14,916,204
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	2,000,000	2,062,660
Tuolumne Wind Project Authority, 5.00% due 1/1/2019	AA-/A2	2,000,000	2,138,400
Tustin Community Redevelopment Agency, 4.00% due 9/1/2017 (Tustin Redevelopment) (ETM)	A/NR	935,000	947,492
Tustin Community Redevelopment Agency, 4.00% due 9/1/2019 pre-refunded 9/1/2018 (Tustin Redevelopment)	A/NR	1,010,000	1,072,176
Tustin Community Redevelopment Agency, 4.00% due 9/1/2020 pre-refunded 9/1/2018 (Tustin Redevelopment)	A/NR	1,050,000	1,114,638
West Contra Costa USD GO, 0% due 8/1/2022 (Educational Facilities; Insured: AGM)	AA/Aa3	4,000,000	3,546,800
West Covina Redevelopment Agency, 6.00% due 9/1/2022 (Fashion Plaza)	NR/NR	6,075,000	6,855,334

COLORADO — 0.89%
City & County of Denver, 5.00% due 11/15/2017 (Airport System Capital Improvements; Insured: Natl-Re)	AA-/A1	1,000,000	1,025,310
City & County of Denver COP, 5.00% due 12/1/2020 (Buell Theatre Property)	AA+/Aa2	3,065,000	3,440,003
City & County of Denver COP, 5.00% due 12/1/2021 (Buell Theatre Property)	AA+/Aa2	3,825,000	4,381,117
City & County of Denver COP, 5.00% due 12/1/2023 (Buell Theatre Property)	AA+/Aa2	1,720,000	2,027,656
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2019 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	400,000	425,848
City & County of Denver School District No. 1 COP, 4.00% due 12/15/2020 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	600,000	646,770
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2021 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,000,000	1,132,560
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2022 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	1,030,000	1,179,505

Semi-Annual Report    11

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City & County of Denver School District No. 1 COP, 5.00% due 12/15/2023 (Eastbridge Elementary and Conservatory Green K-8 Schools)	NR/Aa3	$1,180,000	$1,366,263
City of Longmont, 6.00% due 5/15/2019	AA+/NR	3,215,000	3,516,245
Colorado Department of Corrections COP, 5.00% due 3/1/2018 (Colorado Penitentiary II) (ETM)	AA-/Aa2	1,590,000	1,649,227
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2018 (National Conference of State Legislatures)	A/A3	1,625,000	1,665,706
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2020 (National Conference of State Legislatures)	A/A3	1,805,000	1,958,244
Colorado Educational & Cultural Facilities Authority, 5.00% due 6/1/2021 (National Conference of State Legislatures)	A/A3	1,000,000	1,101,430
Colorado HFA, 5.25% due 5/15/2017 (Northern Colorado Medical Center; Insured: AGM) (ETM)	AA/NR	1,185,000	1,191,541
Colorado HFA, 5.00% due 7/1/2017 (Catholic Health Initiatives)	BBB+/Baa1	175,000	176,460
Colorado HFA, 5.25% due 5/15/2019 (Northern Colorado Medical Center; Insured: AGM) (ETM)	AA/NR	2,225,000	2,416,083
Colorado HFA, 5.00% due 5/15/2025 (Northern Colorado Medical Center)	A+/NR	565,000	662,931
Colorado HFA, 5.00% due 5/15/2026 (Northern Colorado Medical Center)	A+/NR	740,000	874,192
El Paso County COP, 4.00% due 12/1/2021 (Pikes Peak Regional Development Center)	AA/Aa2	1,000,000	1,086,640
El Paso County COP, 5.00% due 12/1/2023 (Pikes Peak Regional Development Center)	AA/Aa2	1,330,000	1,534,873
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2020	NR/Aa3	350,000	391,503
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023	NR/Aa3	945,000	1,103,713
El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2024	NR/Aa3	655,000	772,383
Park Creek Metropolitan District, 5.00% due 12/1/2017 (Insured: AGM) (ETM)	AA/NR	1,525,000	1,566,694
Park Creek Metropolitan District, 5.50% due 12/1/2018 (Insured: AGM) (ETM)	AA/NR	1,200,000	1,286,448
Park Creek Metropolitan District, 5.50% due 12/1/2019 (Insured: AGM) (ETM)	AA/NR	1,000,000	1,109,010
Regents of the University of Colorado COP, 5.00% due 11/1/2017 (UCDHSC Fitzsimons Academic Facilities)	AA-/Aa2	850,000	870,409
Regional Transportation District COP, 5.00% due 6/1/2018 (FasTracks Transportation System)	A/Aa3	1,750,000	1,829,362
Regional Transportation District COP, 5.00% due 6/1/2019 (FasTracks Transportation System)	A/Aa3	4,730,000	5,111,947
Regional Transportation District COP, 5.00% due 6/1/2020 (FasTracks Transportation System)	A/Aa3	3,655,000	4,055,296
Regional Transportation District COP, 5.50% due 6/1/2021 (FasTracks Transportation System)	A/Aa3	2,370,000	2,671,606
Regional Transportation District COP, 5.00% due 6/1/2023 (North Metro Rail Line)	A/Aa3	4,000,000	4,669,080
Regional Transportation District COP, 5.00% due 6/1/2024 (North Metro Rail Line)	A/Aa3	4,000,000	4,646,840

CONNECTICUT — 2.13%
City of Hartford GO, 5.00% due 10/1/2022 (Various Public Improvements; Insured: AGM)	AA/A2	1,765,000	1,971,434
City of Hartford GO, 5.00% due 7/1/2024 (Various Public Improvements; Insured: AGM)	AA/A2	800,000	901,032
City of Hartford GO, 5.00% due 7/1/2025 (Various Public Improvements; Insured: AGM)	AA/A2	1,020,000	1,141,972
City of West Haven GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/A2	2,080,000	2,152,467
Connecticut Housing Finance Authority, 0.96% due 11/15/2036 put 4/3/2017 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	1,935,000	1,935,000
Connecticut Housing Finance Authority, 0.96% due 5/15/2039 put 4/3/2017 (Housing Mortgage Financing Program; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	42,865,000	42,865,000
State of Connecticut GO, 1.71% due 9/15/2019 (Various Capital Projects)	AA-/Aa3	1,000,000	1,000,080
State of Connecticut GO, 5.00% due 9/1/2023 (Educational Facilities)	AA-/Aa3	5,550,000	6,400,870
State of Connecticut GO, 5.00% due 5/15/2024 (Various Capital Projects)	AA-/Aa3	20,000,000	23,113,400
State of Connecticut GO, 5.00% due 6/15/2024 (Educational Facilities)	AA-/Aa3	19,385,000	22,418,365
State of Connecticut GO, 5.00% due 8/15/2024 (Various Capital Projects)	AA-/Aa3	1,845,000	2,131,012
State of Connecticut GO, 5.00% due 5/15/2025 (Various Capital Projects)	AA-/Aa3	12,500,000	14,533,875
State of Connecticut GO, 5.00% due 6/15/2025 (Educational Facilities)	AA-/Aa3	11,015,000	12,815,292
State of Connecticut GO, 5.00% due 5/15/2026 (Various Capital Projects)	AA-/Aa3	7,000,000	8,170,960
State of Connecticut GO Floating Rate Note, 1.56% due 9/15/2018 (Various Capital Projects)	AA-/Aa3	725,000	725,660
State of Connecticut GO Floating Rate Note, 1.44% due 9/15/2024 put 9/15/2017 (Various Capital Projects)	AA/Aa3	10,000,000	10,002,600

DELAWARE — 0.03%
Delaware Transportation Authority, 5.00% due 7/1/2020 (Transportation System)	AA+/Aa2	500,000	560,205
Delaware Transportation Authority, 5.00% due 7/1/2022 (Transportation System)	AA+/Aa2	1,440,000	1,687,579

DISTRICT OF COLUMBIA — 0.21%
District of Columbia, 4.00% due 4/1/2017 (National Public Radio) (ETM)	AA-/A2	1,830,000	1,830,000
District of Columbia, 5.00% due 4/1/2018 (National Public Radio) (ETM)	NR/NR	750,000	780,352
District of Columbia, 5.00% due 4/1/2018 (National Public Radio)	AA-/A2	995,000	1,034,661
District of Columbia, 5.00% due 4/1/2019 (National Public Radio)	AA-/A2	805,000	863,870
District of Columbia, 5.00% due 4/1/2020 (National Public Radio)	AA-/A2	1,890,000	2,081,589
District of Columbia GO, 6.00% due 6/1/2018 (Insured: Natl-Re)	AA/Aa1	5,000,000	5,292,300
District of Columbia GO, 5.25% due 6/1/2020 (Insured: Syncora)	AA/Aa1	3,005,000	3,376,328

FLORIDA — 6.88%
Alachua County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	1,600,000	1,809,504
Alachua County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,250,000	2,573,572
Broward County, 5.00% due 9/1/2017 (Port Facilities)	A-/A1	2,820,000	2,861,651
Broward County, 4.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	500,000	507,525
Broward County, 5.00% due 10/1/2017 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,020,030

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Broward County, 5.50% due 9/1/2018 (Port Facilities)	A-/A1	$3,500,000	$3,687,670
Broward County, 4.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	425,000	442,574
Broward County, 5.00% due 10/1/2018 (Airport, Marina & Port Improvements)	A+/A1	500,000	528,085
Broward County, 5.50% due 9/1/2019 (Port Facilities)	A-/A1	2,800,000	3,041,752
Broward County, 5.00% due 10/1/2019 (Airport, Marina & Port Improvements)	A+/A1	1,000,000	1,088,130
Broward County, 4.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	1,660,000	1,790,061
Broward County, 5.00% due 10/1/2020 (Airport, Marina & Port Improvements)	A+/A1	2,000,000	2,229,100
Broward County School Board COP, 5.00% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa3	1,000,000	1,010,300
Broward County School Board COP, 5.00% due 7/1/2021 (Educational Facilities)	A+/Aa3	4,000,000	4,523,080
Broward County School Board COP, 5.00% due 7/1/2022 (Educational Facilities)	A+/Aa3	4,580,000	5,254,130
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	3,000,000	3,487,980
Broward County School Board COP, 5.00% due 7/1/2023 (Educational Facilities)	A+/Aa3	2,000,000	2,325,320
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	4,000,000	4,692,520
Broward County School Board COP, 5.00% due 7/1/2024 (Educational Facilities)	A+/Aa3	2,000,000	2,346,260
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	7,000,000	8,268,610
Broward County School Board COP, 5.00% due 7/1/2025 (Educational Facilities)	A+/Aa3	5,000,000	5,906,150
City of Fort Myers, 5.00% due 12/1/2018 (Gulf Breeze Loan Program; Insured: Natl-Re)	AA-/Aa3	2,195,000	2,249,370
City of Fort Myers, 5.00% due 10/1/2023 (Utility Systems Capital Projects)	A+/Aa3	3,360,000	3,830,534
City of Gainesville, 0.95% due 10/1/2026 put 4/3/2017 (Utilities System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA-/Aa2	18,410,000	18,410,000
City of Gainesville, 0.96% due 10/1/2026 put 4/3/2017 (Utilities System; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AA-/Aa2	26,885,000	26,885,000
City of Jacksonville, 5.00% due 10/1/2017	AA-/Aa3	1,000,000	1,020,710
City of Jacksonville, 5.00% due 10/1/2018	AA-/Aa3	1,050,000	1,111,803
City of Jacksonville, 5.00% due 10/1/2019	AA-/Aa3	500,000	545,745
City of Jacksonville, 5.00% due 10/1/2020	AA-/Aa3	1,000,000	1,120,350
City of Jacksonville, 5.00% due 10/1/2023	AA-/Aa3	1,105,000	1,296,916
City of Lakeland, 5.00% due 10/1/2017 (Energy System; Insured: AGM)	AA/Aa3	7,105,000	7,252,145
City of Lakeland, 5.00% due 10/1/2019 (Energy System; Insured: AGM)	AA/Aa3	5,000,000	5,460,700
City of Lakeland, 5.00% due 11/15/2019 (Lakeland Regional Health Systems)	NR/A2	5,655,000	6,137,994
City of Lakeland, 5.00% due 10/1/2020 (Energy System; Insured: AGM)	AA/Aa3	1,695,000	1,900,231
City of Lakeland, 5.00% due 11/15/2025 (Lakeland Regional Health Systems)	NR/A2	1,945,000	2,258,203
City of Lakeland, 5.00% due 11/15/2026 (Lakeland Regional Health Systems)	NR/A2	1,925,000	2,246,417
City of Miami, 5.00% due 1/1/2018 (Street & Sidewalk Improvement Program; Insured: Natl-Re)	AA-/A2	1,970,000	2,023,426
City of North Miami Beach, 5.00% due 8/1/2017 (North Miami Beach Water Project)	A+/NR	750,000	760,320
City of North Miami Beach, 3.00% due 8/1/2018 (North Miami Beach Water Project)	A+/NR	1,280,000	1,313,037
City of North Miami Beach, 5.00% due 8/1/2019 (North Miami Beach Water Project)	A+/NR	1,650,000	1,780,103
City of North Miami Beach, 5.00% due 8/1/2020 (North Miami Beach Water Project)	A+/NR	780,000	859,537
City of North Miami Beach, 5.00% due 8/1/2021 (North Miami Beach Water Project)	A+/NR	1,000,000	1,124,480
City of Tampa, 5.00% due 11/15/2017 (BayCare Health System)	NR/Aa2	1,215,000	1,245,448
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2017 (Nova Southeastern University) (ETM)	A-/Baa1	1,325,000	1,325,000
Florida Higher Educational Facilities Financing Authority, 5.25% due 4/1/2018 (Nova Southeastern University) (ETM)	A-/Baa1	2,630,000	2,742,432
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (University of Tampa)	A-/NR	1,225,000	1,308,545
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2019 (Nova Southeastern University)	A-/Baa1	1,035,000	1,100,940
Florida Higher Educational Facilities Financing Authority, 5.50% due 4/1/2019 (Nova Southeastern University) (ETM)	A-/Baa1	1,705,000	1,851,408
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2020 (Nova Southeastern University)	A-/Baa1	1,190,000	1,293,090
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2022 (University of Tampa)	A-/NR	620,000	698,573
Florida State Board of Governors, 4.00% due 7/1/2020 (University System Capital Improvements)	AA/Aa2	4,055,000	4,379,359
Florida State Board of Governors, 4.00% due 7/1/2021 (University System Capital Improvements)	AA/Aa2	4,215,000	4,621,663
Florida State Board of Governors, 4.00% due 7/1/2022 (University System Capital Improvements)	AA/Aa2	4,385,000	4,869,674
Florida State Department of Transportation GO, 5.00% due 7/1/2018	AAA/Aa1	3,000,000	3,062,310
Highlands County HFA, 5.00% due 11/15/2017 (Adventist Health System Sunbelt Group)	AA/Aa2	3,200,000	3,280,576
Highlands County HFA, 5.00% due 11/15/2019 (Adventist Health System Sunbelt Group)	AA/Aa2	3,000,000	3,283,800
Hillsborough County, 5.00% due 11/1/2018 (Court Facilities)	AA/A1	4,210,000	4,471,062
Hillsborough County, 5.00% due 11/1/2019 (Court Facilities)	AA/A1	4,420,000	4,835,613
Hillsborough County, 5.00% due 11/1/2020 (Court Facilities)	AA/A1	4,645,000	5,211,133
Hillsborough County, 5.00% due 11/1/2021 (Court Facilities)	AA/A1	4,880,000	5,590,089
Hillsborough County, 5.00% due 11/1/2021 (Jail and Storm Water Projects)	AA/A1	2,300,000	2,634,673
Hillsborough County, 5.00% due 11/1/2022 (Jail and Storm Water Projects)	AA/A1	3,005,000	3,488,685
Hillsborough County IDA, 5.65% due 5/15/2018 (Tampa Electric Co.)	BBB+/A3	3,200,000	3,350,784
Hillsborough County School Board COP, 5.25% due 7/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	1,300,000	1,314,261
Jacksonville Economic Development Commission, 6.00% due 9/1/2017 (Florida Proton Therapy Institute)	NR/NR	985,000	1,001,026
JEA, 5.00% due 10/1/2018 (Water and Sewer System)	AAA/Aa2	1,500,000	1,589,100
JEA, 5.00% due 10/1/2023 (Electric System)	A+/Aa3	1,395,000	1,642,850
JEA, 5.00% due 10/1/2024 (Electric System)	A+/Aa3	1,200,000	1,416,192
Lake County School Board COP, 5.25% due 6/1/2017 (Insured: AMBAC)	A/NR	2,000,000	2,014,540

Semi-Annual Report    13

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Lake County School Board COP, 5.25% due 6/1/2018 (Insured: AMBAC)	A/NR	$1,475,000	$1,544,237
Lee County School Board COP, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	1,000,000	1,165,200
Lee County School Board COP, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	2,000,000	2,341,820
Manatee County, 4.00% due 10/1/2017 (Public Utilities Improvements)	NR/Aa2	1,000,000	1,015,810
Manatee County, 5.00% due 10/1/2018 (County Capital Projects)	NR/Aa2	2,400,000	2,541,264
Manatee County, 5.00% due 10/1/2021 (County Capital Projects)	NR/Aa2	2,775,000	3,182,398
Manatee County, 5.00% due 10/1/2024 (Public Utilities Improvements)	NR/Aa2	500,000	596,020
Manatee County, 5.00% due 10/1/2025 (Public Utilities Improvements)	NR/Aa2	470,000	559,408
Manatee County School District, 5.00% due 10/1/2025 (School Facilities Improvements; Insured: AGM)	AA/NR	900,000	1,065,663
Manatee County School District, 5.00% due 10/1/2027 (School Facilities Improvements; Insured: AGM)	AA/NR	2,000,000	2,365,180
Marion County School Board COP, 5.00% due 6/1/2018 (Insured: BAM)	AA/A2	2,500,000	2,607,700
Marion County School Board COP, 5.00% due 6/1/2019 (Insured: BAM)	AA/A2	2,635,000	2,832,203
Marion County School Board COP, 5.00% due 6/1/2020 (Insured: BAM)	AA/A2	2,760,000	3,026,119
Marion County School Board COP, 5.00% due 6/1/2021 (Insured: BAM)	AA/A2	2,505,000	2,800,916
Marion County School Board COP, 5.00% due 6/1/2024 (Insured: BAM)	AA/A2	3,065,000	3,522,880
Miami Beach GO, 4.00% due 9/1/2019	AA+/Aa2	2,745,000	2,916,425
Miami Beach GO, 5.00% due 9/1/2020	AA+/Aa2	3,720,000	4,141,439
Miami Beach GO, 4.00% due 9/1/2021	AA+/Aa2	1,015,000	1,112,379
Miami Beach GO, 5.00% due 9/1/2022	AA+/Aa2	1,000,000	1,124,690
Miami-Dade County, 0% due 10/1/2017 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,435,000	2,417,468
Miami-Dade County, 0% due 10/1/2018 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	5,385,000	5,240,197
Miami-Dade County, 0% due 10/1/2019 (Professional Sports Franchise Facilities; Insured: AGM)	AA/A1	2,170,000	2,054,231
Miami-Dade County, 5.00% due 7/1/2023 (Transit System)	AA/A1	1,000,000	1,162,020
Miami-Dade County, 5.00% due 7/1/2024 (Transit System)	AA/A1	5,565,000	6,522,403
Miami-Dade County, 5.00% due 7/1/2025 (Transit System)	AA/A1	3,650,000	4,311,489
Miami-Dade County, 5.00% due 10/1/2025 (Miami International Airport)	A/A2	2,500,000	2,922,225
Miami-Dade County Expressway Authority, 5.00% due 7/1/2019 (Toll System; Insured: AGM)	AA/A2	7,530,000	8,131,722
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System)	A/A2	2,000,000	2,348,440
Miami-Dade County Expressway Authority, 5.00% due 7/1/2025 (Toll System)	A/A2	2,000,000	2,331,080
Miami-Dade County GO, 5.25% due 7/1/2018 (Building Better Communities)	AA/Aa2	5,040,000	5,307,926
Miami-Dade County School Board COP, 5.00% due 5/1/2022 (Educational Facilities Improvements)	A/A1	3,405,000	3,908,872
Miami-Dade County School Board COP, 5.00% due 5/1/2023 (Educational Facilities Improvements)	A/A1	4,130,000	4,791,089
Miami-Dade County School Board COP, 5.00% due 5/1/2024 (Educational Facilities Improvements)	A/A1	8,000,000	9,343,680
Miami-Dade County School Board COP, 5.00% due 5/1/2025 (Educational Facilities Improvements)	A/A1	15,000,000	17,653,350
Miami-Dade County School Board COP, 5.00% due 5/1/2031 put 5/1/2024 (Educational Facilities Improvements)	A/A1	2,425,000	2,806,089
Orange County HFA, 5.00% due 10/1/2017 (Orlando Health, Inc.)	A/A2	1,980,000	2,019,798
Orange County HFA, 5.25% due 10/1/2019 (Orlando Health, Inc.)	A/A2	6,050,000	6,625,718
Orange County HFA, 6.25% due 10/1/2021 (Orlando Health, Inc.; Insured: Natl-Re)	AA-/A2	1,870,000	2,062,704
Orange County HFA, 5.375% due 10/1/2023 (Orlando Health, Inc.)	A/A2	4,150,000	4,530,845
Orange County School Board COP, 5.00% due 8/1/2019 (Educational Facilities)	NR/Aa2	1,000,000	1,086,950
Orange County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa2	1,695,000	1,892,213
Orange County School Board COP, 5.00% due 8/1/2021 (Educational Facilities)	NR/Aa2	2,100,000	2,398,011
Orange County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa2	1,825,000	2,114,317
Orange County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa2	1,540,000	1,803,355
Orange County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa2	1,445,000	1,701,516
Orange County School Board COP, 5.00% due 8/1/2025 (Educational Facilities)	NR/Aa2	1,190,000	1,411,697
Palm Beach County HFA, 5.00% due 12/1/2020 (Boca Raton Regional Hospital)	BBB+/NR	600,000	663,612
Palm Beach County School Board COP, 5.00% due 8/1/2018 (Educational Facilities)	NR/Aa3	800,000	841,768
Palm Beach County School Board COP, 4.00% due 8/1/2019 (Educational Facilities)	NR/Aa3	940,000	996,635
Palm Beach County School Board COP, 5.00% due 8/1/2020 (Educational Facilities)	NR/Aa3	1,090,000	1,213,432
Palm Beach County School Board COP, 4.00% due 8/1/2021 (Educational Facilities)	NR/Aa3	3,835,000	4,190,658
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,000,000	1,153,490
Palm Beach County School Board COP, 5.00% due 8/1/2022 (Educational Facilities)	NR/Aa3	1,660,000	1,914,793
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	3,500,000	4,091,745
Palm Beach County School Board COP, 5.00% due 8/1/2023 (Educational Facilities)	NR/Aa3	1,000,000	1,169,070
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	3,595,000	4,249,110
Palm Beach County School Board COP, 5.00% due 8/1/2024 (Educational Facilities)	NR/Aa3	1,275,000	1,506,986
Polk County, 4.00% due 10/1/2020 (Water and Wastewater Utility Systems; Insured: AGM)	AA/Aa3	3,100,000	3,356,649
Polk County, 3.00% due 10/1/2021 (Water and Wastewater Utility Systems; Insured: AGM)	AA/Aa3	3,125,000	3,283,594
Polk County, 5.00% due 10/1/2023 (Water and Wastewater Utility Systems)	AA/Aa3	1,420,000	1,630,856
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	10,200,000	10,632,684
Putnam County Development Authority, 5.35% due 3/15/2042 put 5/1/2018 (Seminole Project; Insured: AMBAC)	A-/A3	4,225,000	4,404,224
Reedy Creek Improvement District, 5.00% due 10/1/2017 (Walt Disney World Resort Complex Utility Systems)	A/A1	400,000	408,204
Reedy Creek Improvement District, 5.00% due 10/1/2018 (Walt Disney World Resort Complex Utility Systems)	A/A1	755,000	798,971
Reedy Creek Improvement District, 5.00% due 10/1/2021 (Walt Disney World Resort Complex Utility Systems)	A/A1	1,200,000	1,356,660
Reedy Creek Improvement District, 5.00% due 10/1/2022 (Walt Disney World Resort Complex Utility Systems)	A/A1	625,000	714,231

14    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Reedy Creek Improvement District, 5.00% due 6/1/2023 (Buena Vista Drive Corridor Improvements)	AA-/Aa3	$1,940,000	$2,270,634
Reedy Creek Improvement District, 5.00% due 10/1/2023 (Walt Disney World Resort Complex Utility Systems)	A/A1	750,000	864,518
Reedy Creek Improvement District GO, 5.00% due 6/1/2021 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	500,000	567,600
Reedy Creek Improvement District GO, 5.00% due 6/1/2023 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	860,000	1,006,570
Reedy Creek Improvement District GO, 5.00% due 6/1/2024 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	850,000	1,003,638
Reedy Creek Improvement District GO, 5.00% due 6/1/2025 (Walt Disney World Resort Complex Utility Systems)	AA-/Aa3	2,000,000	2,383,260
South Florida Water Management District COP, 5.00% due 10/1/2017 (Everglades Restoration Plan)	AA/Aa3	2,750,000	2,806,402
South Florida Water Management District COP, 5.00% due 10/1/2018 (Everglades Restoration Plan)	AA/Aa3	2,500,000	2,645,600
South Florida Water Management District COP, 5.00% due 10/1/2019 (Everglades Restoration Plan)	AA/Aa3	1,500,000	1,635,300
South Florida Water Management District COP, 5.00% due 10/1/2020 (Everglades Restoration Plan)	AA/Aa3	1,780,000	1,989,702
South Florida Water Management District COP, 5.00% due 10/1/2021 (Everglades Restoration Plan)	AA/Aa3	1,750,000	1,998,325
South Florida Water Management District COP, 5.00% due 10/1/2022 (Everglades Restoration Plan)	AA/Aa3	2,000,000	2,315,540
South Lake County Hospital District, 5.00% due 10/1/2025	NR/A2	4,140,000	4,514,422
South Miami HFA, 5.00% due 8/15/2017 (Baptist Health)	AA-/Aa3	4,610,000	4,680,210
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program; Insured: AGM)	AA/Aa3	5,000,000	5,698,250
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2021 (Miami-Dade County Program)	AA-/Aa3	1,450,000	1,651,826
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2022 (Miami-Dade County Program)	AA-/Aa3	2,000,000	2,309,840
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2023 (Miami-Dade County Program)	AA-/Aa3	2,100,000	2,457,798
Sunshine State Governmental Financing Commission, 5.00% due 9/1/2024 (Miami-Dade County Program)	AA-/Aa3	1,725,000	2,006,917
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2017	AA+/Aa1	5,615,000	5,733,420
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2018	AA+/Aa1	2,890,000	3,063,689
Tampa Bay Regional Water Supply Authority, 5.00% due 10/1/2019	AA+/Aa1	3,000,000	3,285,390
University of North Florida Foundation, Inc., 0.90% due 5/1/2028 put 4/3/2017 (Parking Facility; LOC: Wachovia Bank, N.A.) (daily demand notes)	AA-/NR	5,300,000	5,300,000
Volusia County Educational Facilities Authority, 4.00% due 10/15/2017 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	1,030,000	1,046,192
Volusia County Educational Facilities Authority, 5.00% due 10/15/2018 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,075,000	2,191,055
Volusia County Educational Facilities Authority, 5.00% due 10/15/2019 (Embry-Riddle Aeronautical University, Inc.; Insured: AGM)	AA/A2	2,350,000	2,552,170
Volusia County Educational Facilities Authority, 5.00% due 10/15/2023 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	700,000	793,555
Volusia County Educational Facilities Authority, 5.00% due 10/15/2024 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	650,000	739,252
Volusia County Educational Facilities Authority, 5.00% due 10/15/2025 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	400,000	454,288
Volusia County School Board COP, 5.00% due 8/1/2024 (University High School, River Springs Middle School)	NR/Aa3	1,000,000	1,181,950

GEORGIA — 1.53%
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2017 (UGAREF Bolton Commons, LLC)	NR/Aa2	495,000	498,252
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2019 (UGAREF Bolton Commons, LLC)	NR/Aa2	400,000	433,044
Athens-Clarke County Unified Government Development Authority, 4.00% due 6/15/2020 (UGAREF Bolton Commons, LLC)	NR/Aa2	395,000	427,027
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2022 (UGAREF Central Precinct, LLC)	NR/Aa2	800,000	923,096
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2023 (UGAREF Central Precinct, LLC)	NR/Aa2	470,000	549,693
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Central Precinct, LLC)	NR/Aa2	520,000	614,063
City of Atlanta, 5.00% due 11/1/2017 (Water & Wastewater System; Insured: AGM)	AA/Aa2	4,745,000	4,860,351
City of Atlanta, 5.00% due 1/1/2018 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	2,100,000	2,164,176
City of Atlanta, 5.00% due 1/1/2019 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,145,000	3,358,105
City of Atlanta, 6.00% due 11/1/2019 (Water & Wastewater System)	AA-/Aa2	5,650,000	6,327,435
City of Atlanta, 5.00% due 1/1/2020 (BeltLine Project)	NR/A2	410,000	446,769
City of Atlanta, 5.00% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	6,000,000	6,590,820
City of Atlanta, 5.25% due 1/1/2020 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	5,000,000	5,526,000
City of Atlanta, 5.00% due 1/1/2021 (BeltLine Project)	NR/A2	175,000	190,892
City of Atlanta, 5.00% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	7,000,000	7,685,300
City of Atlanta, 5.50% due 1/1/2021 (Hartsfield-Jackson Atlanta International Airport)	NR/Aa3	3,525,000	4,030,273
City of Atlanta, 5.00% due 11/1/2021 (Water & Wastewater System)	AA-/Aa2	2,500,000	2,871,700
City of Atlanta, 5.00% due 11/1/2022 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,166,140
City of Atlanta, 5.00% due 1/1/2023 (Airport Passenger Facility)	AA-/Aa3	1,000,000	1,159,210
City of Atlanta, 5.00% due 11/1/2023 (Water & Wastewater System)	AA-/Aa2	1,130,000	1,336,056
City of Atlanta, 5.00% due 1/1/2024 (Airport Passenger Facility)	AA-/Aa3	1,350,000	1,596,078
City of Atlanta, 5.00% due 11/1/2024 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,196,090
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	1,645,000	1,945,986
City of Atlanta, 5.00% due 1/1/2025 (Airport Passenger Facility)	AA-/Aa3	2,500,000	2,960,900
City of Atlanta, 5.00% due 11/1/2025 (Water & Wastewater System)	AA-/Aa2	1,000,000	1,201,910
Development Authority of Bartow County, 2.70% due 8/1/2043 put 8/23/2018 (Georgia Power Co. Plant Bowen Project)	A-/A3	6,000,000	6,074,880
Fulton County Development Authority, 5.00% due 10/1/2022 (Georgia Tech Athletic Association)	NR/A2	4,550,000	5,223,081
Fulton County Facilities Corp. COP, 5.00% due 11/1/2017 (Public Purpose Project)	AA/Aa2	8,400,000	8,600,172
Fulton County Facilities Corp. COP, 5.00% due 11/1/2019 (Public Purpose Project)	AA/Aa2	6,600,000	7,203,504
Hospital Authority of Gwinnett County, 5.00% due 7/1/2023 (Gwinnett Hospital System, Inc.; Insured: AGM)	NR/A2	5,000,000	5,366,100
LaGrange-Troup County Hospital Authority, 5.00% due 7/1/2018 (West Georgia Health Foundation, Inc.)	A+/Aa2	1,070,000	1,091,700

Semi-Annual Report    15

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	BBB+/Baa1	$5,000,000	$5,141,200
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	120,000	124,184
State of Georgia GO, 5.00% due 7/1/2017 (Capital Projects)	AAA/Aaa	8,625,000	8,717,115
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2022 (South Medical Center)	AA-/Aa2	1,500,000	1,713,390

GUAM — 0.57%
Government of Guam, 5.25% due 12/1/2017 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,058,800
Government of Guam, 5.50% due 12/1/2018 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	3,000,000	3,220,530
Government of Guam, 5.00% due 1/1/2019 (Economic Development)	A/NR	680,000	713,809
Government of Guam, 5.00% due 11/15/2019 (Various Capital Projects)	A/NR	1,000,000	1,070,420
Government of Guam, 5.50% due 12/1/2019 (Layon Solid Waste Disposal Facility) (ETM)	BBB+/NR	2,000,000	2,222,300
Government of Guam, 5.00% due 11/15/2020 (Various Capital Projects)	A/NR	1,500,000	1,624,860
Government of Guam, 5.00% due 11/15/2021 (Various Capital Projects)	A/NR	2,210,000	2,420,878
Government of Guam, 5.00% due 11/15/2022 (Various Capital Projects)	A/NR	2,960,000	3,260,292
Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	6,280,000	6,901,469
Government of Guam, 5.00% due 11/15/2024 (Various Capital Projects)	A/NR	4,500,000	4,933,440
Guam Government Waterworks Authority, 5.25% due 7/1/2020 (Water & Wastewater System Improvements)	A-/Baa2	300,000	329,826
Guam Government Waterworks Authority, 5.25% due 7/1/2022 (Water & Wastewater System Improvements)	A-/Baa2	1,050,000	1,181,040
Guam Government Waterworks Authority, 5.25% due 7/1/2023 (Water & Wastewater System Improvements)	A-/Baa2	645,000	730,869
Guam Power Authority, 5.00% due 10/1/2019 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,078,390
Guam Power Authority, 5.00% due 10/1/2020 (Electric Power System; Insured: AGM)	AA/A2	1,500,000	1,649,235
Guam Power Authority, 5.00% due 10/1/2022 (Electric Power System; Insured: AGM)	AA/A2	6,340,000	7,167,180

HAWAII — 1.43%
City and County of Honolulu GO, 5.00% due 11/1/2019 (Capital Improvements)	NR/Aa1	3,620,000	3,973,348
City and County of Honolulu GO, 5.00% due 11/1/2020 (Capital Improvements)	NR/Aa1	8,265,000	9,311,349
City and County of Honolulu GO, 5.00% due 11/1/2021 (Capital Improvements)	NR/Aa1	2,770,000	3,192,009
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements)	NR/Aa1	1,750,000	2,053,433
City and County of Honolulu GO, 5.00% due 11/1/2022 (Capital Improvements)	NR/Aa1	6,695,000	7,855,846
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	2,165,000	2,486,914
County of Hawaii GO, 5.00% due 9/1/2021 (Capital Improvements)	AA-/Aa2	1,500,000	1,723,035
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,250,000	1,462,100
County of Hawaii GO, 5.00% due 9/1/2022 (Capital Improvements)	AA-/Aa2	1,000,000	1,169,680
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,186,630
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	800,000	949,304
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,500,000	1,779,945
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,186,630
County of Hawaii GO, 5.00% due 9/1/2023 (Capital Improvements)	AA-/Aa2	1,000,000	1,186,630
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,430,000	1,712,668
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	2,000,000	2,395,340
County of Hawaii GO, 5.00% due 9/1/2024 (Capital Improvements)	AA-/Aa2	1,515,000	1,814,470
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	2,000,000	2,420,100
County of Hawaii GO, 5.00% due 9/1/2025 (Capital Improvements)	AA-/Aa2	1,255,000	1,518,613
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	1,500,000	1,813,575
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	2,085,000	2,520,869
County of Hawaii GO, 5.00% due 9/1/2026 (Capital Improvements)	AA-/Aa2	500,000	604,525
State of Hawaii GO, 5.00% due 11/1/2017 (Hawaiian Home Lands Settlement)	AA+/Aa1	12,000,000	12,295,200
State of Hawaii GO, 5.00% due 11/1/2018 (Hawaiian Home Lands Settlement)	AA+/Aa1	20,000,000	21,269,600
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement) (ETM)	NR/NR	1,545,000	1,698,372
State of Hawaii GO, 5.00% due 12/1/2019 (Hawaiian Home Lands Settlement)	AA+/Aa1	1,455,000	1,601,402
State of Hawaii GO, 5.00% due 12/1/2020 (Hawaiian Home Lands Settlement)	AA+/Aa1	2,500,000	2,823,050
State of Hawaii GO, 5.00% due 12/1/2021 (Hawaiian Home Lands Settlement)	AA+/Aa1	3,000,000	3,462,390
State of Hawaii GO, 5.00% due 12/1/2022 (Hawaiian Home Lands Settlement)	AA+/Aa1	940,000	1,073,659
State of Hawaii GO, 5.00% due 12/1/2022 pre-refunded 12/1/2021 (Hawaiian Home Lands Settlement)	NR/NR	3,060,000	3,535,402

IDAHO — 0.64%
Idaho HFA, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,162,990
Idaho HFA, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,200,000	2,589,158
Idaho HFA, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,187,200
Regents of the University of Idaho, 5.25% due 4/1/2041 put 4/1/2021	A+/Aa3	12,890,000	14,511,304
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	25,825,000	25,893,695

ILLINOIS — 6.77%
Board of Education of the City of Chicago GO, 0% due 12/1/2020 (Educational Facilities; Insured: BHAC)	AA+/Aa1	12,000,000	10,786,320
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2020 (Housing & Auxiliary Facilities; Insured: Natl-re)	AA-/A3	1,000,000	1,089,450
Chicago Midway International Airport, 5.00% due 1/1/2022	A/A3	800,000	909,768
Chicago Midway International Airport, 5.00% due 1/1/2023	A/A3	1,900,000	2,193,569

16    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Chicago Midway International Airport, 5.00% due 1/1/2024	A/A3	$1,000,000	$1,166,520
Chicago O’Hare International Airport, 5.00% due 1/1/2018 (2016 Airport Projects)	A/NR	6,750,000	6,950,610
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	3,000,000	3,198,390
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2016 Airport Projects)	A/NR	8,500,000	9,062,105
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	2,350,000	2,576,070
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	3,000,000	3,360,420
Chicago O’Hare International Airport, 5.00% due 1/1/2022 (Capital Development Programs)	A/A2	5,835,000	6,477,609
Chicago O’Hare International Airport, 5.00% due 1/1/2027 (2016 Airport Projects)	A/NR	1,750,000	2,046,870
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	945,000	962,180
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,250,000	1,272,725
Chicago Park District GO, 4.00% due 1/1/2018 (Capital Improvement Plan)	AA+/NR	1,420,000	1,445,816
Chicago Park District GO, 5.00% due 1/1/2018 (Capital Improvement Plan)	AA+/Ba1	1,150,000	1,179,440
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	820,000	851,496
Chicago Park District GO, 4.00% due 1/1/2019 (Capital Improvement Plan)	AA+/NR	1,745,000	1,812,025
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	815,000	857,714
Chicago Park District GO, 4.00% due 1/1/2020 (Capital Improvement Plan)	AA+/NR	2,730,000	2,873,079
Chicago Park District GO, 5.00% due 1/1/2020 (Capital Improvement Plan)	AA+/Ba1	530,000	571,881
Chicago Park District GO, 5.00% due 1/1/2021 (Capital Improvement Plan)	AA+/NR	2,840,000	3,123,546
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,940,000	2,158,638
Chicago Park District GO, 5.00% due 1/1/2022 (Capital Improvement Plan)	AA+/NR	1,485,000	1,652,359
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,675,000	1,881,695
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	3,215,000	3,611,731
Chicago Park District GO, 5.00% due 1/1/2023 (Capital Improvement Plan)	AA+/NR	1,605,000	1,803,057
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,305,000	1,476,986
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,340,000	1,516,599
Chicago Park District GO, 5.00% due 1/1/2024 (Capital Improvement Plan)	AA+/NR	1,760,000	1,991,950
Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	610,000	693,326
Chicago School Reform Board of Trustees of the Board of Education GO, 5.25% due 12/1/2021 (School District Capital Improvement Program; Insured: Natl-Re)	AA-/A3	1,500,000	1,608,030
Chicago Transit Authority, 5.25% due 6/1/2017 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	3,000,000	3,019,140
Chicago Transit Authority, 5.50% due 6/1/2018 (Federal Transit Program-Rail Systems; Insured: AGM)	A/A3	2,500,000	2,609,525
City of Chicago, 4.00% due 1/1/2018 (Wastewater Transmission System)	A/Baa3	1,475,000	1,500,149
City of Chicago, 5.00% due 1/1/2018 (Wastewater Transmission System)	A/NR	2,500,000	2,561,150
City of Chicago, 5.00% due 1/1/2019 (Wastewater Transmission System)	A/NR	1,750,000	1,843,817
City of Chicago, 5.00% due 1/1/2020 (Wastewater Transmission System)	A/NR	1,000,000	1,075,950
City of Chicago, 5.00% due 1/1/2020 (Project Fund; Insured: AGM)	AA/A2	1,320,000	1,337,160
City of Chicago, 5.50% due 1/1/2020 (Wastewater Transmission System; Insured: BHAC)	AA+/Aa1	1,250,000	1,286,638
City of Chicago, 5.00% due 1/1/2021 (Riverwalk Expansion Project; Insured: AGM)	BBB-/Ba1	1,410,000	1,493,824
City of Chicago, 5.00% due 1/1/2021 (Wastewater Transmission System)	A/NR	1,000,000	1,094,180
City of Chicago, 5.00% due 1/1/2022 (Wastewater Transmission System)	A/NR	2,000,000	2,214,040
City of Chicago, 5.00% due 1/1/2023 (Riverwalk Expansion Project; Insured: AGM)	BBB-/Ba1	1,000,000	1,066,720
City of Chicago, 5.00% due 1/1/2023 (Wastewater Transmission System)	A/NR	3,000,000	3,351,540
City of Chicago, 5.00% due 1/1/2023 (Chicago Midway Airport)	A/A3	6,215,000	7,175,280
City of Chicago, 5.00% due 1/1/2024 (Wastewater Transmission System)	A/NR	6,250,000	7,012,437
City of Chicago, 5.00% due 1/1/2024 (Chicago Midway Airport)	A/A3	16,060,000	18,363,807
City of Chicago, 5.00% due 1/1/2024 (Project Fund)	AA/Ba1	5,510,000	5,707,038
City of Chicago, 5.00% due 1/1/2025 (Wastewater Transmission System)	A/NR	4,500,000	5,074,920
City of Chicago, 5.00% due 1/1/2026 (Project Fund)	AA/Ba1	6,030,000	6,207,342
City of Chicago, 5.00% due 1/1/2027 (Project Fund)	AA/Ba1	6,310,000	6,482,326
City of Chicago, 5.00% due 11/1/2027 (Water System Improvements)	A/NR	1,250,000	1,406,013
City of Chicago Board of Education GO, 5.00% due 12/1/2018 (Insured: Natl-Re)	AA-/A3	1,000,000	1,028,450
City of Chicago Building Acquisition Certificates GO, 5.40% due 1/1/2018 (Parking Facility Improvements; Insured: AGM)	AA/A2	570,000	572,029
City of Chicago School Reform Board of Trustees GO, 5.25% due 12/1/2017 (Insured: Natl-Re)	AA-/A3	4,100,000	4,161,336
City of Mount Vernon GO, 4.00% due 12/15/2019 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,000,000	1,062,970
City of Mount Vernon GO, 4.00% due 12/15/2020 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	785,000	844,731
City of Mount Vernon GO, 4.00% due 12/15/2021 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,640,000	1,750,405
City of Quincy, 5.00% due 11/15/2017 (Blessing Hospital)	A/A2	500,000	511,450
City of Waukegan GO, 5.00% due 12/30/2019 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,935,000	2,092,799
City of Waukegan GO, 5.00% due 12/30/2020 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,102,520
City of Waukegan GO, 5.00% due 12/30/2021 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	2,100,000	2,350,719
City of Waukegan GO, 5.00% due 12/30/2022 (Lakehurst Redevelopment Project; Insured: AGM)	NR/A2	1,000,000	1,129,680
Community College District No. 503 GO, 5.00% due 12/1/2021 (Black Hawk College; Insured: AGM)	AA/NR	3,365,000	3,787,980
Community College District No. 503 GO, 5.00% due 12/1/2023 (Black Hawk College; Insured: AGM)	AA/NR	4,155,000	4,751,118
Community College District No. 503 GO, 5.00% due 12/1/2024 (Black Hawk College; Insured: AGM)	AA/NR	3,415,000	3,932,099
Community College District No. 516 GO, 4.50% due 12/15/2020 (Waubonsee Community College)	NR/Aa1	1,325,000	1,465,688
Community College District No. 516 GO, 5.00% due 12/15/2021 (Waubonsee Community College)	NR/Aa1	6,175,000	7,086,492

Semi-Annual Report    17

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Community High School District No. 127 GO, 7.375% due 2/1/2020 (Lake County-Grayslake Educational Facilities.; Insured: Syncora)	AA+/NR	$1,000,000	$1,151,570
Community Unit School District No. 200 GO, 5.25% due 10/1/2023 (DuPage County Educational Facilities; Insured: FSA)	AA/Aa3	1,000,000	1,089,990
Community Unit School District No. 302 GO, 0% due 2/1/2021 (Kane & DeKalb County Educational Facilities; Insured: Natl- Re)	NR/Aa3	3,165,000	2,872,364
Community Unit School District No. 428 GO, 0% due 1/1/2021 (DeKalb County Educational Facilities)	AA-/Aa2	6,140,000	5,627,371
Community Unit School District No. 5 GO, 5.00% due 4/15/2024 (Insured: BAM)	AA/Aa3	450,000	521,424
Community Unit School District No. 5 GO, 5.00% due 4/15/2025 (Insured: BAM)	AA/Aa3	600,000	701,208
Community Unit School District No. 5 GO, 5.00% due 4/15/2026 (Insured: BAM)	AA/Aa3	600,000	704,988
Cook County Community College District No. 508 GO, 5.00% due 12/1/2020 (City Colleges of Chicago)	A+/NR	1,220,000	1,335,815
Cook County Community College District No. 508 GO, 5.00% due 12/1/2021 (City Colleges of Chicago)	A+/NR	1,000,000	1,106,410
Cook County Community College District No. 508 GO, 5.00% due 12/1/2022 (City Colleges of Chicago)	A+/NR	1,250,000	1,397,350
Cook County Community College District No. 508 GO, 5.00% due 12/1/2023 (City Colleges of Chicago)	A+/NR	3,300,000	3,702,831
Cook County Community College District No. 508 GO, 5.00% due 12/1/2024 (City Colleges of Chicago)	A+/NR	1,000,000	1,105,980
Cook County Community College District No. 508 GO, 5.25% due 12/1/2025 (City Colleges of Chicago)	A+/NR	1,625,000	1,808,869
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	A+/NR	1,690,000	1,872,266
Cook County School District No. 97 GO, 9.00% due 12/1/2018 (Village of Oak Park; Insured: Natl-Re)	NR/Aa2	4,000,000	4,490,760
County of Cook GO, 5.00% due 11/15/2019 (Capital Improvement Plan)	AA-/A2	3,690,000	3,976,012
County of Cook GO, 4.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	925,000	982,406
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	3,590,000	3,850,634
County of Cook GO, 5.00% due 11/15/2020 (Capital Improvement Plan)	AA-/A2	2,000,000	2,193,360
County of Cook GO, 4.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,000,000	2,136,920
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	5,000,000	5,566,600
County of Cook GO, 5.00% due 11/15/2021 (Capital Improvement Plan)	AA-/A2	2,105,000	2,343,539
County of Cook GO, 4.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,000,000	1,072,980
County of Cook GO, 5.00% due 11/15/2022 (Capital Improvement Plan)	AA-/A2	1,500,000	1,689,960
Du Page County High School District No. 88, 3.00% due 1/15/2020 (Addison Trail and Willowbrook High Schools)	NR/Aa1	2,630,000	2,739,066
Forest Preserve District of Cook County GO, 5.00% due 11/15/2021	AA/A2	1,500,000	1,658,730
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2020	AAA/Aaa	500,000	560,010
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021	AAA/Aaa	1,425,000	1,629,858
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2022	AAA/Aaa	900,000	1,043,055
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2023	AAA/Aaa	1,300,000	1,523,795
Forest Preserve District of DuPage County GO, 5.00% due 11/1/2024	AAA/Aaa	5,000,000	5,900,650
Illinois Educational Facilities Authority, 5.25% due 3/1/2034 put 3/1/2018 (Art Institute of Chicago)	NR/NR	3,600,000	3,708,360
Illinois Educational Facilities Authority, 3.40% due 11/1/2036 put 11/1/2017 (Field Museum of Natural History)	A/NR	1,300,000	1,312,025
Illinois Finance Authority, 5.00% due 11/1/2017 (Rush University Medical Center; Insured: Natl-Re) (ETM)	AA-/Aaa	1,000,000	1,024,190
Illinois Finance Authority, 5.00% due 12/1/2017 (Columbia College) (ETM)	BBB+/NR	1,395,000	1,433,139
Illinois Finance Authority, 5.50% due 11/1/2018 (Advocate Health Care)	AA+/Aa2	1,000,000	1,044,160
Illinois Finance Authority, 5.25% due 5/1/2019 (Educational Advancement Fund, Inc.)	NR/Baa3	4,675,000	4,683,836
Illinois Finance Authority, 5.00% due 4/1/2020 (Advocate Health Care)	AA+/Aa2	1,315,000	1,406,287
Illinois Finance Authority, 5.00% due 11/15/2020 (Rush University Medical Center)	A+/A1	290,000	323,585
Illinois Finance Authority, 5.00% due 11/15/2021 (Rush University Medical Center)	A+/A1	250,000	284,553
Illinois Finance Authority, 4.00% due 12/1/2021 (Trinity Health)	AA-/Aa3	1,000,000	1,088,500
Illinois Finance Authority, 5.00% due 11/15/2022 (Rush University Medical Center)	A+/A1	250,000	288,093
Illinois Finance Authority, 5.00% due 8/1/2023 (Advocate Health Care)	AA+/Aa2	565,000	657,824
[a] Illinois Finance Authority, 5.00% due 11/15/2023 (Rush University Medical Center)	A+/A1	1,000,000	1,162,120
Illinois Finance Authority, 5.00% due 8/1/2024 (Advocate Health Care)	AA+/Aa2	800,000	942,608
Illinois Finance Authority, 5.00% due 11/15/2024 (Rush University Medical Center)	A+/A1	500,000	584,550
Illinois Finance Authority, 5.00% due 8/1/2025 (Advocate Health Care)	AA+/Aa2	1,400,000	1,635,368
Illinois Finance Authority, 5.00% due 11/15/2025 (Rush University Medical Center)	A+/A1	1,655,000	1,926,006
Illinois Finance Authority, 5.00% due 11/1/2030 put 1/15/2020 (Advocate Health Care)	AA+/Aa2	1,250,000	1,368,838
Illinois Finance Authority, 0.95% due 8/15/2038 put 4/3/2017 (Northwestern Memorial Hospital; SPA: Northern Trust Co.) (daily demand notes)	AA+/Aa2	33,370,000	33,370,000
Illinois State Toll Highway Authority, 5.00% due 1/1/2023	AA-/Aa3	4,000,000	4,629,800
Illinois State Toll Highway Authority, 5.00% due 1/1/2024	AA-/Aa3	6,500,000	7,608,965
Illinois State Toll Highway Authority, 5.00% due 1/1/2025	AA-/Aa3	6,500,000	7,128,940
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC) (ETM)	NR/Aa3	765,000	705,139
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 0% due 12/1/2021 (Insured: AMBAC)	NR/Aa3	1,235,000	1,092,802
Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	AA/NR	7,150,000	8,215,350
McHenry County Conservation District GO, 5.00% due 2/1/2021	AA+/Aa1	2,325,000	2,613,858
McHenry County Conservation District GO, 5.00% due 2/1/2025	AA+/Aa1	2,000,000	2,360,100
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2020 (McCormick Place Expansion)	BBB-/NR	4,000,000	4,302,840
Railsplitter Tobacco Settlement Authority, 5.00% due 6/1/2019	A/NR	22,000,000	23,645,600
Railsplitter Tobacco Settlement Authority, 5.125% due 6/1/2019	A/NR	6,780,000	7,305,179
State of Illinois, 5.00% due 6/15/2021 pre-refunded 6/15/2019 (Build Illinois)	AAA/NR	9,945,000	10,768,645
State of Illinois, 5.00% due 6/15/2023 (Build Illinois)	AAA/NR	5,825,000	6,666,596

18    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of Illinois, 5.00% due 6/15/2025 (Build Illinois)	AAA/NR	$8,825,000	$10,228,440
State of Illinois, 5.00% due 6/15/2026 (Build Illinois)	AAA/NR	8,825,000	10,302,658
State of Illinois, 5.00% due 6/15/2027 (Build Illinois)	AAA/NR	5,825,000	6,847,113
Town of Cicero Cook County GO, 5.00% due 1/1/2019 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,000,000	2,118,980
Town of Cicero Cook County GO, 5.00% due 12/1/2019 (Cicero and Laramie Development Areas)	A+/NR	1,070,000	1,149,490
Town of Cicero Cook County GO, 5.00% due 1/1/2020 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,450,000	1,572,684
Town of Cicero Cook County GO, 5.00% due 1/1/2021 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	1,250,000	1,380,500
Town of Cicero GO, 5.00% due 1/1/2018 (Cicero and Laramie Development Areas; Insured: AGM)	AA/A2	2,375,000	2,439,410
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 pre-refunded 10/1/2017 (Insured: AGM)	AA/NR	1,045,000	1,067,070
University of Illinois Board of Trustees COP, 5.00% due 10/1/2019 (Insured: AGM)	AA/NR	955,000	973,632
Village of Melrose Park, 5.20% due 7/1/2018 (Insured: Natl-Re)	AA-/A3	1,190,000	1,202,102
Village of Tinley Park GO, 4.00% due 12/1/2022	AA+/NR	625,000	688,144
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2023 (Capital Improvements; Insured: BAM)	AA/Aa2	8,050,000	9,256,212
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2024 (Capital Improvements; Insured: BAM)	AA/Aa2	4,580,000	5,317,838
Will & Kendall Counties Plainfield Community Consolidated School District 202 GO, 5.00% due 1/1/2025 (Capital Improvements; Insured: BAM)	AA/Aa2	8,495,000	9,943,397
Will County Valley View Community Unit School District No. 365 GO, 0% due 11/1/2018 (Insured: AGM)	AA/Aa2	3,370,000	3,282,548

INDIANA — 1.77%
Avon Community School Building Corp., 5.00% due 7/15/2017 (Insured: AMBAC) (State Aid Withholding)	AA+/NR	2,500,000	2,529,925
[b] Avon Community School Building Corp., 4.00% due 7/15/2018	AA+/NR	1,000,000	1,035,800
[b] Avon Community School Building Corp., 4.00% due 7/15/2019	AA+/NR	1,000,000	1,059,010
[b] Avon Community School Building Corp., 5.00% due 7/15/2021	AA+/NR	2,200,000	2,490,312
[b] Avon Community School Building Corp., 5.00% due 7/15/2022	AA+/NR	1,000,000	1,148,950
[b] Avon Community School Building Corp., 5.00% due 7/15/2023	AA+/NR	600,000	699,366
[b] Avon Community School Building Corp., 5.00% due 7/15/2024	AA+/NR	285,000	335,063
[b] Avon Community School Building Corp., 5.00% due 7/15/2025	AA+/NR	600,000	711,744
[b] Avon Community School Building Corp., 5.00% due 7/15/2026	AA+/NR	700,000	833,077
[b] Avon Community School Building Corp., 5.00% due 7/15/2027	AA+/NR	1,345,000	1,614,215
Board of Trustees for the Vincennes University, 4.00% due 6/1/2018	NR/Aa3	1,000,000	1,032,740
Board of Trustees for the Vincennes University, 5.00% due 6/1/2020	NR/Aa3	1,000,000	1,111,490
City of Carmel Redevelopment Authority, 5.00% due 8/1/2021 (Road and Intersection Improvements)	AA+/NR	2,405,000	2,720,416
City of Carmel Redevelopment Authority, 5.00% due 8/1/2022 (Road and Intersection Improvements)	AA+/NR	2,510,000	2,877,439
City of Carmel Redevelopment District COP, 5.75% due 7/15/2022 pre-refunded 1/15/2021 (CFP Energy Center, LLC Installment Purchase Agreement)	NR/NR	2,760,000	3,062,910
City of Fort Wayne, 2.00% due 12/1/2017 (Waterworks Utility Improvements)	NR/Aa3	1,175,000	1,183,507
Duneland School Building Corp., 0% due 2/1/2020 (State Aid Withholding)	A/NR	2,970,000	2,821,233
Duneland School Building Corp., 0% due 8/1/2020 (State Aid Withholding)	A/NR	3,470,000	3,258,712
Duneland School Building Corp., 0% due 2/1/2021 (State Aid Withholding)	A/NR	2,770,000	2,568,455
Duneland School Building Corp., 0% due 8/1/2021 (State Aid Withholding)	A/NR	3,270,000	2,994,012
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2021 (Educational Facilities; Insured: State Intercept)	AA+/NR	1,230,000	1,398,399
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2022 (Educational Facilities; Insured: State Intercept)	AA+/NR	885,000	1,021,166
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 7/15/2023 (Educational Facilities; Insured: State Intercept)	AA+/NR	570,000	663,423
Hamilton Southeastern Consolidated School Building Corp., 5.00% due 1/15/2024 (Educational Facilities; Insured: State Intercept)	AA+/NR	525,000	613,084
Indiana Bond Bank, 5.00% due 10/15/2017 (Special Gas Program)	NR/A3	5,000,000	5,100,900
Indiana Bond Bank, 5.00% due 8/1/2021 (Columbus Learning Center)	AA/NR	1,300,000	1,463,553
Indiana Finance Authority, 5.00% due 5/1/2017 (Parkview Health Systems)	A+/Aa3	1,000,000	1,003,450
Indiana Finance Authority, 5.00% due 9/15/2017 (Marian University Health Sciences)	BBB-/NR	1,940,000	1,961,359
Indiana Finance Authority, 4.00% due 5/1/2018 (Community Health Network)	A/A2	2,820,000	2,906,377
Indiana Finance Authority, 5.25% due 7/1/2018 (Wabash Correctional Facilities)	AA+/Aa1	1,000,000	1,052,260
Indiana Finance Authority, 5.25% due 7/1/2018 (Rockville Correctional Facilities) (ETM)	AA+/Aa1	2,150,000	2,264,853
Indiana Finance Authority, 5.00% due 9/15/2018 (Marian University Health Sciences)	BBB-/NR	1,790,000	1,847,316
Indiana Finance Authority, 5.00% due 11/1/2018 (Indianapolis Airport)	AA+/Aa2	2,750,000	2,918,272
Indiana Finance Authority, 5.00% due 11/1/2018 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	1,250,000	1,322,975
Indiana Finance Authority, 5.00% due 5/1/2019 (Community Health Network)	A/A2	1,790,000	1,921,458
Indiana Finance Authority, 5.00% due 9/15/2019 (Marian University Health Sciences)	BBB-/NR	1,250,000	1,310,250
Indiana Finance Authority, 5.00% due 3/1/2020 (Indiana University Health System)	AA-/Aa3	5,000,000	5,522,250
Indiana Finance Authority, 5.00% due 5/1/2020 (Community Health Network)	A/A2	860,000	947,711
Indiana Finance Authority, 5.00% due 9/15/2020 (Marian University Health Sciences)	BBB-/NR	2,245,000	2,383,719
Indiana Finance Authority, 5.00% due 3/1/2021 (Indiana University Health System)	AA-/Aa3	9,880,000	11,169,241
Indiana Finance Authority, 5.00% due 5/1/2021 (Community Health Network)	A/A2	2,250,000	2,536,335

Semi-Annual Report    19

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Indiana Finance Authority, 5.00% due 9/15/2021 (Marian University Health Sciences)	BBB-/NR	$2,320,000	$2,482,145
Indiana Finance Authority, 5.00% due 10/1/2021 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	570,250
Indiana Finance Authority, 5.00% due 3/1/2022 (Indiana University Health System)	AA-/Aa3	3,240,000	3,628,476
Indiana Finance Authority, 5.00% due 5/1/2022 (Community Health Network)	A/A2	1,230,000	1,409,445
Indiana Finance Authority, 5.00% due 5/1/2022 (Parkview Regional Medical Center)	A+/Aa3	1,135,000	1,307,111
Indiana Finance Authority, 5.00% due 10/1/2023 (CWA Authority, Inc. Wastewater System Project)	AA/NR	1,000,000	1,171,040
Indiana Finance Authority, 5.00% due 10/1/2024 (CWA Authority, Inc. Wastewater System Project)	AA/NR	500,000	592,130
Indiana HFFA, 5.00% due 10/1/2027 put 6/1/2017 (Ascension Health)	NR/Aa3	6,590,000	6,635,076
Knox Middle School Building Corp., 0% due 1/15/2020 (Insured: Natl-Re) (State Aid Withholding)	AA-/A3	1,295,000	1,213,117
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,045,630
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2019 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,680,000	1,815,408
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,345,000	1,428,309
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2020 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,170,000	1,294,699
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,346,150
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2021 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,250,000	1,412,237
Lake Central Multi-District School Building Corp., 4.00% due 1/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,455,000	1,574,339
Lake Central Multi-District School Building Corp., 5.00% due 7/15/2022 (Educational Facilities) (State Aid Withholding)	AA+/A2	1,000,000	1,144,610
Perry Township Multischool Building Corp., 4.00% due 1/15/2018 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,023,930
Perry Township Multischool Building Corp., 3.00% due 1/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,029,820
Perry Township Multischool Building Corp., 4.00% due 7/10/2019 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,058,340
Perry Township Multischool Building Corp., 5.00% due 7/10/2020 (Educational Facilities) (State Aid Withholding)	AA+/NR	2,090,000	2,310,579
Perry Township Multischool Building Corp., 5.00% due 7/10/2021 (Educational Facilities) (State Aid Withholding)	AA+/NR	1,000,000	1,130,860
Whitko High School Building Corp., 4.00% due 7/15/2018 (School Corp. Capital Improvements) (State Aid Withholding)	AA+/NR	1,025,000	1,063,776
Zionsville Community Schools Building Corp., 5.00% due 7/15/2019 (Insured: AGM) (State Aid Withholding)	AA/A2	1,100,000	1,193,841

IOWA — 0.35%
Des Moines Independent Community School District, 4.00% due 6/1/2019 (School Infrastructure; Insured: AGM)	AA/A2	3,870,000	4,086,062
Des Moines Independent Community School District, 4.00% due 6/1/2020 (School Infrastructure; Insured: AGM)	AA/A2	3,990,000	4,281,031
Des Moines Independent Community School District, 4.00% due 6/1/2021 (School Infrastructure; Insured: AGM)	AA/A2	4,125,000	4,437,593
Des Moines Independent Community School District, 4.00% due 6/1/2022 (School Infrastructure; Insured: AGM)	AA/A2	2,140,000	2,297,354
Iowa Finance Authority, 5.00% due 8/15/2017 (Iowa Health System; Insured: AGM) (ETM)	NR/Aa3	990,000	1,005,563
Iowa Finance Authority, 5.00% due 2/15/2018 (Iowa Health System; Insured: AGM)	NR/Aa3	1,405,000	1,450,915
Iowa Finance Authority, 5.00% due 7/1/2022 (Genesis Health System)	NR/A1	1,735,000	2,003,942
Iowa Finance Authority, 5.00% due 7/1/2023 (Genesis Health System)	NR/A1	2,000,000	2,343,160
Iowa Finance Authority, 5.00% due 7/1/2024 (Genesis Health System)	NR/A1	2,350,000	2,729,243

KANSAS — 0.90%
Johnson County USD No. 512 GO, 4.00% due 10/1/2017 (Shawnee Mission School District)	NR/Aaa	6,700,000	6,808,272
Kansas DFA, 5.00% due 4/1/2020 (National Bio and Agro-Defense Facility)	A+/Aa3	6,980,000	7,676,744
Kansas DFA, 5.00% due 12/1/2020 (New Jobs Training; Insured: BAM)	AA/NR	1,500,000	1,634,355
Kansas DFA, 5.00% due 4/1/2021 (National Bio and Agro-Defense Facility)	A+/Aa3	5,075,000	5,710,593
Kansas DFA, 5.00% due 4/1/2022 (National Bio and Agro-Defense Facility)	A+/Aa3	2,730,000	3,113,046
Kansas DFA, 5.00% due 4/1/2023 (National Bio and Agro-Defense Facility)	A+/Aa3	8,110,000	9,367,699
Kansas DFA, 5.00% due 4/1/2024 (National Bio and Agro-Defense Facility)	A+/Aa3	9,275,000	10,744,253
Kansas DFA, 5.00% due 4/1/2025 (National Bio and Agro-Defense Facility)	A+/Aa3	7,280,000	8,369,233
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2022 (Utility Systems Improvement)	A+/A3	2,000,000	2,300,960
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2023 (Utility Systems Improvement)	A+/A3	1,000,000	1,164,510
Unified Government of Wyandotte County-Kansas City, 5.00% due 9/1/2024 (Utility Systems Improvement)	A+/A3	600,000	706,278
Wyandotte County USD No. 500 GO, 5.00% due 9/1/2025 (General Improvement)	AA-/Aa2	3,300,000	3,929,046
Wyandotte County USD No. 500 GO, 5.00% due 9/1/2026 (General Improvement)	AA-/Aa2	2,375,000	2,848,314

KENTUCKY — 1.86%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	10,000,000	11,399,700
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	20,000,000	23,365,000
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2025 (Project No. 112)	A/Aa3	25,000,000	29,183,500
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2026 (Project No. 112)	A/Aa3	20,000,000	23,543,400
Kentucky Economic DFA, 0% due 10/1/2019 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	5,000,000	4,718,050
Kentucky Economic DFA, 0% due 10/1/2020 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	9,600,000	8,784,480
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,885,000	2,560,668
Kentucky Economic DFA, 0% due 10/1/2023 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	4,195,000	3,453,492
Lexington-Fayette Urban County Government Public Facilities Corp., 5.00% due 6/1/2022 (Eastern State Hospital)	A/Aa3	6,165,000	6,942,222
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2024 (Norton Healthcare, Inc.)	A-/NR	1,000,000	1,158,880
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2025 (Norton Healthcare, Inc.)	A-/NR	1,200,000	1,396,008
Louisville/Jefferson County Metropolitan Government, 5.00% due 10/1/2026 (Norton Healthcare, Inc.)	A-/NR	3,000,000	3,498,180
[b] Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	NR/NR	12,725,000	12,731,235

20    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
LOUISIANA — 2.48%
City of Bossier, 4.00% due 12/1/2018 (Public Improvements; Insured: AGM)	AA/Aa3	$2,020,000	$2,111,365
City of Bossier, 4.50% due 12/1/2021 (Public Improvements; Insured: AGM)	AA/Aa3	2,240,000	2,503,782
City of Lafayette, 5.00% due 11/1/2019 (Utilities System Improvements)	AA-/A1	1,000,000	1,093,050
City of New Orleans GO, 4.00% due 12/1/2017 (Public Improvements)	AA-/A3	750,000	764,940
City of New Orleans GO, 4.00% due 10/1/2018 (Audubon Park Aquarium; Insured: AGM)	AA/NR	1,110,000	1,147,229
City of New Orleans GO, 4.00% due 12/1/2018 (Public Improvements)	AA-/A3	700,000	731,801
City of New Orleans GO, 4.00% due 12/1/2019 (Public Improvements)	AA-/A3	750,000	799,628
City of New Orleans GO, 5.00% due 12/1/2019 (Public Improvements; Insured: AGM)	AA-/A3	3,080,000	3,364,068
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements)	AA-/A3	1,315,000	1,467,842
City of New Orleans GO, 5.00% due 12/1/2020 (Public Improvements; Insured: AGM)	AA-/A3	3,250,000	3,627,747
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements)	AA-/A3	1,200,000	1,365,900
City of New Orleans GO, 5.00% due 12/1/2021 (Public Improvements; Insured: AGM)	AA-/A3	5,700,000	6,488,025
City of Shreveport, 5.00% due 12/1/2020 (Water and Sewer System; Insured: BAM)	AA/A3	7,770,000	8,648,632
City of Shreveport, 5.00% due 12/1/2021 (Water and Sewer System; Insured: BAM)	AA/A3	8,185,000	9,264,438
City of Shreveport, 5.00% due 12/1/2022 (Water and Sewer System; Insured: BAM)	AA/A3	6,460,000	7,394,116
City of Shreveport, 5.00% due 12/1/2023 (Water and Sewer System; Insured: BAM)	AA/A3	4,245,000	4,913,036
City of Shreveport, 5.00% due 12/1/2024 (Water and Sewer System; Insured: BAM)	AA/A3	4,490,000	5,224,295
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2021 (Roads, Bridges & Drainage Works)	A/NR	1,990,000	2,153,319
Consolidated Sales Tax District A of the Parish of LaFourche, 4.00% due 3/1/2022 (Roads, Bridges & Drainage Works)	A/NR	1,545,000	1,682,366
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2023 (Wastewater System Improvements)	AA-/Aa3	450,000	521,766
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2024 (Wastewater System Improvements)	AA-/Aa3	1,000,000	1,171,170
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2025 (Wastewater System Improvements)	AA-/Aa3	700,000	826,581
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2020 (Convention Center)	NR/A1	1,000,000	1,111,340
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2021 (Convention Center)	NR/A1	780,000	885,027
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2022 (Convention Center)	NR/A1	1,000,000	1,148,680
Ernest N. Morial - New Orleans Exhibition Hall Authority, 5.00% due 7/15/2023 (Convention Center)	NR/A1	1,000,000	1,137,710
Jefferson Sales Tax District Parish of Jefferson, 5.00% due 12/1/2018 (Sewerage Capital Project; Insured: AGM)	AA/A2	2,000,000	2,128,600
Louisiana Energy & Power Authority, 5.00% due 1/1/2020 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,091,660
Louisiana Energy & Power Authority, 5.00% due 1/1/2021 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,000,000	1,117,820
Louisiana Energy & Power Authority, 5.00% due 6/1/2022 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	1,000,000	1,155,770
Louisiana Energy & Power Authority, 5.00% due 1/1/2023 (Rodemacher Unit No. 2 Power)	A-/Baa1	1,740,000	1,991,621
Louisiana Energy & Power Authority, 5.00% due 6/1/2023 (LEPA Unit No. 1 Power; Insured: AGM)	AA/A2	750,000	879,045
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 10/1/2017 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,012,460
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 3/1/2018 (Independence Stadium) (ETM)	A/NR	1,000,000	1,037,160
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2018 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,041,750
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2018 (Bossier Parish Community College — Campus Facilities Project, Inc.)	A+/NR	2,655,000	2,781,537
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.50% due 10/1/2019 (Town of Vinton Public Power Authority; Insured: AGM)	AA/NR	1,000,000	1,062,550
Louisiana Local Govt Environmental Facilities & Community Development Authority, 4.00% due 12/1/2019 (Bossier Parish Community College — Campus Facilities, Inc. Project)	A+/NR	1,310,000	1,395,910
Louisiana Local Govt Environmental Facilities & Community Development Authority, 5.00% due 12/1/2020 (Bossier Parish Community College — Campus Facilities, Inc. Project)	A+/NR	1,200,000	1,338,948
Louisiana Offshore Terminal Authority, 5.00% due 10/1/2018 (Deepwater Oil Port-Loop LLC)	BBB/NR	22,140,000	23,202,277
Louisiana Offshore Terminal Authority, 2.20% due 10/1/2040 put 10/1/2017 (Deepwater Oil Port-Loop LLC)	BBB/NR	6,000,000	6,022,020
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation)	NR/Baa1	750,000	753,773
Louisiana Public Facilities Authority, 5.00% due 5/15/2017 (Ochsner Clinic Foundation) (ETM)	NR/NR	285,000	286,493
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	550,000	552,866
Louisiana Public Facilities Authority, 5.00% due 5/15/2018 (Ochsner Clinic Foundation)	NR/Baa1	1,450,000	1,456,931
Louisiana Public Facilities Authority, 5.00% due 6/1/2022 (Hurricane Recovery Program)	NR/A1	2,945,000	3,351,646
Louisiana Public Facilities Authority, 5.00% due 6/1/2023 (Hurricane Recovery Program)	NR/A1	5,000,000	5,763,150
Louisiana State Office Facilities Corp., 5.00% due 5/1/2018 (State Capitol)	NR/A1	2,500,000	2,607,475
Louisiana State Office Facilities Corp., 5.00% due 5/1/2021 (State Capitol)	NR/A1	4,595,000	5,050,548
New Orleans Regional Transit Authority, 5.00% due 12/1/2017 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	755,000	775,483
New Orleans Regional Transit Authority, 5.00% due 12/1/2019 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,093,830
New Orleans Regional Transit Authority, 5.00% due 12/1/2021 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,000,000	1,106,580
New Orleans Regional Transit Authority, 5.00% due 12/1/2022 (Streetcar Rail Lines; Insured: AGM)	AA/Aa3	1,110,000	1,235,175
Parish of LaFourche, 5.00% due 1/1/2019 (Roads, Highways & Bridges)	AA-/NR	595,000	633,169
Parish of LaFourche, 5.00% due 1/1/2022 (Roads, Highways & Bridges)	AA-/NR	415,000	470,934
Parish of LaFourche, 5.00% due 1/1/2023 (Roads, Highways & Bridges)	AA-/NR	515,000	590,968
Parish of Orleans School District GO, 5.00% due 9/1/2018 (Insured: AGM)	AA/Aa3	4,800,000	5,040,288
Parish of Orleans School District GO, 5.00% due 9/1/2020 (Insured: AGM)	AA/Aa3	3,840,000	4,235,443

Semi-Annual Report    21

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2019	A+/NR	$1,005,000	$1,071,561
Parish of Plaquemines Law Enforcement District GO, 5.00% due 9/1/2021 pre-refunded 9/1/2019	A+/NR	1,115,000	1,217,000
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	14,195,000	14,892,116
Parish of Terrebonne Hospital Service District No. 1, 4.00% due 4/1/2017 (Terrebonne General Medical Center)	A/A3	1,000,000	1,000,000
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2018 (Terrebonne General Medical Center)	A/A3	1,000,000	1,037,920
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2019 (Terrebonne General Medical Center)	A/A3	1,810,000	1,938,076
Parish of Terrebonne Hospital Service District No. 1, 5.00% due 4/1/2021 (Terrebonne General Medical Center)	A/A3	2,320,000	2,539,797

MAINE — 0.08%
Maine Governmental Facilities Authority, 5.00% due 10/1/2020 (Augusta & Machias Courthouses)	AA-/Aa3	1,245,000	1,386,270
Maine Governmental Facilities Authority, 5.00% due 10/1/2021 (Augusta & Machias Courthouses)	AA-/Aa3	1,315,000	1,494,879
Maine Governmental Facilities Authority, 5.00% due 10/1/2022 (Augusta & Machias Courthouses)	AA-/Aa3	1,175,000	1,352,766
Maine Governmental Facilities Authority, 5.00% due 10/1/2023 (Augusta & Machias Courthouses)	AA-/Aa3	1,445,000	1,683,569

MARYLAND — 0.44%
Maryland Economic Development Corp., 5.00% due 6/1/2021 (Public Health Laboratory)	AA+/Aa1	8,725,000	9,953,829
Maryland Economic Development Corp., 4.00% due 6/1/2022 (Public Health Laboratory)	AA+/Aa1	8,245,000	8,951,184
Prince George’s County GO, 5.00% due 9/15/2017 (Consolidated Public Improvements)	AAA/Aaa	12,340,000	12,578,162

MASSACHUSETTS — 1.29%
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2017	A/NR	2,540,000	2,564,943
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2018	A/NR	2,825,000	2,954,837
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2019	A/NR	2,765,000	2,980,172
Berkshire Wind Power Cooperative Corp., 5.00% due 7/1/2020	A/NR	2,965,000	3,260,344
City of Quincy GO, 2.00% due 6/16/2017 (Capital Improvements)	SP-1+/NR	6,870,000	6,885,389
Massachusetts Development Finance Agency, 3.00% due 7/1/2018 (Mount Auburn Hospital Health Records System)	A-/A3	1,000,000	1,021,630
Massachusetts Development Finance Agency, 5.00% due 7/1/2022 (Mount Auburn Hospital Health Records System)	A-/A3	2,750,000	3,143,718
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (Mount Auburn Hospital Health Records System)	A-/A3	4,000,000	4,630,400
Massachusetts Development Finance Agency, 5.00% due 7/1/2023 (CareGroup Healthcare)	A-/A3	2,500,000	2,901,900
Massachusetts Development Finance Agency, 5.25% due 10/1/2023 (Simmons College)	BBB+/Baa1	595,000	683,084
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (Mount Auburn Hospital Health Records System)	A-/A3	6,050,000	7,077,713
Massachusetts Development Finance Agency, 5.00% due 7/1/2024 (CareGroup Healthcare)	A-/A3	3,020,000	3,533,007
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (Mount Auburn Hospital Health Records System)	A-/A3	2,465,000	2,907,714
Massachusetts Development Finance Agency, 5.00% due 7/1/2025 (CareGroup Healthcare)	A-/A3	2,500,000	2,949,000
Massachusetts Development Finance Agency, 5.00% due 7/1/2026 (CareGroup Healthcare)	A-/A3	3,000,000	3,564,090
Massachusetts Development Finance Agency, 5.75% due 12/1/2042 pre-refunded 5/1/2019 (Dominion Energy Brayton Point Station Units 1 and 2)	BBB/Baa2	2,000,000	2,188,700
Massachusetts Educational Financing Authority, 5.50% due 1/1/2018	AA/NR	11,170,000	11,532,466
Massachusetts Educational Financing Authority, 5.75% due 1/1/2020	AA/NR	7,500,000	8,267,700
Massachusetts Health & Educational Facilities Authority, 5.00% due 7/1/2018 (UMass Memorial Health Care)	BBB+/Baa3	4,290,000	4,474,599
Massachusetts Health & Educational Facilities Authority, 0.95% due 7/1/2044 put 4/3/2017 (Baystate Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,770,000	2,770,000
Massachusetts Housing Finance Agency, 2.00% due 6/1/2019 (Low and Moderate Income Housing)	AA-/Aa3	11,915,000	11,993,162

MICHIGAN — 3.45%
Board of Governors of Wayne State University, 5.00% due 11/15/2022 (Educational Facilities and Equipment)	A+/Aa3	425,000	487,909
Board of Governors of Wayne State University, 5.00% due 11/15/2023 (Educational Facilities and Equipment)	A+/Aa3	305,000	355,261
Board of Governors of Wayne State University, 5.00% due 11/15/2024 (Educational Facilities and Equipment)	A+/Aa3	515,000	602,478
Board of Governors of Wayne State University, 5.00% due 11/15/2025 (Educational Facilities and Equipment)	A+/Aa3	625,000	730,100
Byron Center Michigan Public Schools, 4.00% due 5/1/2017 (Insured: AGM/Q-SBLF)	AA/NR	1,305,000	1,308,484
Byron Center Michigan Public Schools, 4.00% due 5/1/2018 (Insured: AGM/Q-SBLF)	AA/NR	1,935,000	1,997,462
Byron Center Michigan Public Schools, 4.00% due 5/1/2020 (Insured: AGM/Q-SBLF)	AA/NR	1,000,000	1,076,410
City of Battle Creek GO, 5.00% due 5/1/2020 (Downtown Development; Insured: AMBAC)	AA/NR	960,000	998,784
City of Battle Creek GO, 5.00% due 5/1/2020 pre-refunded 5/1/2018 (Downtown Development; Insured: AMBAC)	NR/NR	2,240,000	2,338,022
County of Genesee GO, 5.00% due 11/1/2022 (Water Supply System; Insured: BAM)	AA/A2	600,000	680,094
County of Livingston GO, 4.00% due 5/1/2018 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,031,620
County of Livingston GO, 4.00% due 5/1/2020 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,073,800
County of Livingston GO, 4.00% due 5/1/2021 (Howell Public Schools; Insured: Q-SBLF)	AA-/NR	1,000,000	1,090,080
Kalamazoo Hospital Finance Authority, 4.50% due 5/15/2017 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,830,000	1,837,851
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	2,500,000	2,603,500
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2018 (Bronson Methodist Hospital; Insured: AGM)	AA/A2	1,520,000	1,582,928
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,735,000	1,914,382
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 pre-refunded 5/15/2020 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,300,000	1,443,221
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2021 (Bronson Methodist Hospital; Insured: AGM)	NR/A2	1,050,000	1,155,189
Livonia Public Schools School District GO, 4.00% due 5/1/2020 (School Building & Site)	A/A3	800,000	846,624
Livonia Public Schools School District GO, 5.00% due 5/1/2021 (School Building & Site)	A/A3	900,000	1,002,861

22    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Michigan Finance Authority, 4.00% due 8/1/2018 (Beaumont Health Credit Group)	A/A1	$500,000	$518,265
Michigan Finance Authority, 5.00% due 8/1/2019 (Ypsilanti Community Schools)	A+/NR	1,150,000	1,237,101
Michigan Finance Authority, 5.00% due 8/1/2020 (Ypsilanti Community Schools)	A+/NR	1,220,000	1,338,450
Michigan Finance Authority, 5.00% due 8/1/2021 (Ypsilanti Community Schools)	A+/NR	1,295,000	1,447,072
Michigan Finance Authority, 5.00% due 8/1/2022 (Ypsilanti Community Schools)	A+/NR	1,375,000	1,556,184
Michigan Finance Authority, 5.00% due 12/1/2022 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,159,490
Michigan Finance Authority, 5.00% due 8/1/2023 (Beaumont Health Credit Group)	A/A1	3,800,000	4,369,582
Michigan Finance Authority, 5.00% due 12/1/2023 (Trinity Health Credit Group)	AA-/Aa3	2,500,000	2,933,450
Michigan Finance Authority, 5.00% due 8/1/2024 (Beaumont Health Credit Group)	A/A1	7,000,000	8,099,630
Michigan Finance Authority, 5.00% due 12/1/2024 (Trinity Health Credit Group)	AA-/Aa3	1,000,000	1,183,340
Michigan Finance Authority, 5.00% due 8/1/2025 (Beaumont Health Credit Group)	A/A1	8,000,000	9,228,960
Michigan Finance Authority, 5.00% due 11/15/2027 (Henry Ford Health System)	A/A3	1,000,000	1,150,610
Michigan Municipal Bond Authority, 5.00% due 10/1/2020 (Clean Water Fund)	AAA/Aaa	35,000	36,310
Michigan State Building Authority, 5.50% due 10/15/2017 (ETM)	NR/NR	525,000	538,277
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program) (ETM)	NR/NR	165,000	169,183
Michigan State Building Authority, 5.50% due 10/15/2017 (Facilities Program)	A+/Aa2	3,460,000	3,546,569
Michigan State Building Authority, 5.00% due 4/15/2023 (Facilities Program)	A+/Aa2	1,000,000	1,166,750
Michigan State Building Authority, 5.00% due 4/15/2024 (Facilities Program)	A+/Aa2	1,000,000	1,177,760
Michigan State Building Authority, 5.00% due 4/15/2025 (Facilities Program)	A+/Aa2	1,555,000	1,845,396
Michigan State Building Authority, 5.00% due 4/15/2026 (Facilities Program)	A+/Aa2	750,000	892,448
Michigan State Hospital Finance Authority, 5.00% due 11/15/2017 (Sparrow Memorial Hospital)	A+/A1	1,500,000	1,536,915
Michigan State Hospital Finance Authority, 5.50% due 11/15/2017 (Henry Ford Health System) (ETM)	A/A3	1,530,000	1,574,431
Michigan State Hospital Finance Authority, 5.00% due 7/15/2018 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	1,000,000	1,012,180
Michigan State Hospital Finance Authority, 5.50% due 11/15/2018 (Henry Ford Health System) (ETM)	A/A3	3,500,000	3,749,830
Michigan State Hospital Finance Authority, 6.00% due 12/1/2018 (Trinity Health)	AA-/Aa3	2,000,000	2,159,740
Michigan State Hospital Finance Authority, 5.00% due 7/15/2019 pre-refunded 7/15/2017 (Oakwood Hospital)	A/A1	2,000,000	2,024,360
Michigan State Hospital Finance Authority, 5.00% due 10/1/2026 put 6/1/2017 (Ascension Health)	NR/Aa3	11,100,000	11,176,146
Michigan State Hospital Finance Authority, 1.90% due 11/15/2047 (Ascension Health)	AA+/Aa2	2,900,000	2,900,232
Michigan Strategic Fund, 5.00% due 10/15/2017 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	2,000,000	2,043,020
Michigan Strategic Fund, 5.25% due 10/15/2019 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	2,550,000	2,714,246
Michigan Strategic Fund, 5.25% due 10/15/2020 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	4,025,000	4,284,250
Novi Community School District GO, 5.00% due 5/1/2018 (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF)	NR/Aa1	1,000,000	1,042,360
Novi Community School District GO, 5.00% due 5/1/2019 (Michigan School Bond Qualification and Loan Program; Insured: Q-SBLF)	NR/Aa1	800,000	860,184
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2018 (Insured: Q-SBLF)	NR/Aa1	1,500,000	1,547,430
Plymouth-Canton Community Schools GO, 4.00% due 5/1/2019 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,054,750
Plymouth-Canton Community Schools GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	NR/Aa1	1,000,000	1,103,790
Royal Oak Hospital Finance Authority, 5.25% due 8/1/2017 (William Beaumont Hospital) (ETM)	NR/A1	5,855,000	5,942,825
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2020 (William Beaumont Hospital)	A/A1	1,200,000	1,333,548
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2021 (William Beaumont Hospital)	A/A1	2,500,000	2,832,025
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2023 (William Beaumont Hospital)	A/A1	1,240,000	1,427,190
Royal Oak Hospital Finance Authority, 5.00% due 9/1/2024 (William Beaumont Hospital)	A/A1	2,000,000	2,302,000
School District of the City of Dearborn GO, 3.00% due 5/1/2019 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	445,000	460,250
School District of the City of Dearborn GO, 4.00% due 5/1/2020 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	350,000	375,830
School District of the City of Dearborn GO, 4.00% due 5/1/2021 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	570,000	621,346
School District of the City of Dearborn GO, 4.00% due 5/1/2022 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	535,000	587,842
School District of the City of Dearborn GO, 4.00% due 5/1/2023 (Insured: Q-SBLF) (State Aid Withholding)	NR/Aa1	625,000	690,988
School District of the City of Detroit GO, 5.00% due 5/1/2020 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	2,200,000	2,399,144
School District of the City of Detroit GO, 5.00% due 5/1/2021 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	4,000,000	4,437,280
School District of the City of Detroit GO, 5.00% due 5/1/2022 (Wayne County School Building & Site; Insured: Q-SBLF)	AA-/Aa1	3,000,000	3,365,070
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2017 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,085,000	1,088,635
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2018 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,285,000	1,337,775
Sparta Area Schools, Counties of Kent and Ottawa GO, 5.00% due 5/1/2020 (School Building & Site; Insured: Q-SBLF)	AA-/NR	1,335,000	1,476,684
St. Johns Public Schools GO, 5.00% due 5/1/2021 (Insured: Natl-Re/FGIC/Q-SBLF)	AA-/Aa2	1,000,000	1,129,360
State Building Authority of the State of Michigan, 5.00% due 10/15/2020 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,123,260
State Building Authority of the State of Michigan, 5.00% due 10/15/2021 (Higher Education Facilities Program)	A+/Aa2	1,000,000	1,146,210
State Building Authority of the State of Michigan, 5.00% due 10/15/2022 (Higher Education Facilities Program)	A+/Aa2	3,000,000	3,483,960
State Building Authority of the State of Michigan, 5.00% due 10/15/2023 (Higher Education Facilities Program)	A+/Aa2	7,715,000	9,064,739
State of Michigan, 5.00% due 3/15/2025 (Jobs Today Highway Program & Governor’s Economic Stimulus Program)	AA/A2	19,000,000	22,482,510
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2018 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	1,725,000	1,778,906
Utica Community Schools County of Macomb GO, 4.00% due 5/1/2019 (Technology Infrastructure Improvements; Insured: Q-SBLF)	AA-/NR	9,925,000	10,461,347

Semi-Annual Report    23

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Warren Consolidated School District GO, 4.00% due 5/1/2017 (Insured: Q-SBLF)	AA-/NR	$1,035,000	$1,037,670
Warren Consolidated School District GO, 5.00% due 5/1/2018 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,041,990
Warren Consolidated School District GO, 5.00% due 5/1/2020 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,102,840
Warren Consolidated School District GO, 5.00% due 5/1/2021 (Insured: Q-SBLF)	AA-/NR	1,000,000	1,126,830
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport; Insured: Natl-Re)	AA-/A2	1,000,000	1,026,080
Wayne County Airport Authority, 5.00% due 12/1/2017 (Detroit Metropolitan Airport)	A/A2	2,420,000	2,482,121
Wayne County Airport Authority, 5.00% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	12,645,000	13,760,795
Wayne County Airport Authority, 5.50% due 12/1/2019 (Detroit Metropolitan Airport)	A/A2	2,600,000	2,863,224
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	4,395,000	4,936,903
Wayne County Airport Authority, 5.50% due 12/1/2020 (Detroit Metropolitan Airport)	A/A2	3,115,000	3,499,079
Wayne State University, 5.00% due 11/15/2023	A+/Aa3	3,865,000	4,481,313
Wayne State University, 5.00% due 11/15/2024	A+/Aa3	4,840,000	5,662,122
Wayne State University, 5.00% due 11/15/2025	A+/Aa3	5,775,000	6,791,111
Wayne State University, 5.00% due 11/15/2026	A+/Aa3	3,000,000	3,523,080
Western Townships Utilities Authority GO, 5.00% due 1/1/2018 (Sewage Disposal System)	AA/NR	1,500,000	1,543,665

MINNESOTA — 0.70%
City of Rochester, 4.00% due 11/15/2030 (Mayo Clinic)	AA/Aa2	1,400,000	1,463,700
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	2,920,000	2,930,570
City of St. Cloud, 5.00% due 5/1/2017 (CentraCare Health System)	NR/A1	1,000,000	1,003,620
City of St. Cloud, 5.00% due 5/1/2018 (CentraCare Health System)	NR/A1	3,105,000	3,236,528
City of St. Cloud, 5.00% due 5/1/2019 (CentraCare Health System)	NR/A1	3,495,000	3,763,661
City of St. Cloud, 5.00% due 5/1/2020 (CentraCare Health System)	NR/A1	3,310,000	3,664,468
City of St. Paul Housing & Redevelopment Authority, 5.00% due 2/1/2018 (Gillette Children’s Specialty Healthcare Project)	A/NR	1,255,000	1,289,475
City of St. Paul Housing & Redevelopment Authority, 5.25% due 2/1/2020 (Gillette Children’s Specialty Healthcare Project)	A/NR	2,010,000	2,132,127
County of Clay GO, 3.00% due 4/1/2018 (State-Aid Road Improvements)	AA/NR	1,225,000	1,250,860
Le Sueur-Henderson ISD No. 2397 GO, 3.00% due 4/1/2021 (Minnesota School District Credit Enhancement Program)	AA+/NR	1,125,000	1,185,356
Northern Municipal Power Agency, 5.00% due 1/1/2019 (Electric System)	A-/A3	5,000,000	5,336,100
Northern Municipal Power Agency, 5.00% due 1/1/2020 (Electric System)	A-/A3	3,500,000	3,843,665
Port Authority of the City of St. Paul, 5.00% due 12/1/2017 (Minnesota Andersen Office Building)	AA/Aa2	4,945,000	5,076,636
Port Authority of the City of St. Paul, 4.00% due 12/1/2018 (Minnesota Freeman Office Building)	AA/Aa2	3,925,000	4,108,062
Port Authority of the City of St. Paul, 5.00% due 12/1/2019 (Minnesota Freeman Office Building)	AA/Aa2	2,000,000	2,190,700
Port Authority of the City of St. Paul, 5.00% due 12/1/2020 (Minnesota Freeman Office Building)	AA/Aa2	2,675,000	3,001,270
Port Authority of the City of St. Paul, 5.00% due 12/1/2021 (Minnesota Andersen Office Building)	AA/Aa2	965,000	1,105,301
Port Authority of the City of St. Paul, 5.00% due 12/1/2022 (Minnesota Andersen Office Building)	AA/Aa2	1,250,000	1,455,800
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2023 (HealthPartners)	A/A2	1,000,000	1,160,760
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2024 (HealthPartners)	A/A2	600,000	703,662
St. Paul Housing and Redevelopment Authority, 5.00% due 7/1/2025 (HealthPartners)	A/A2	250,000	294,695

MISSISSIPPI — 0.29%
Lamar County School District GO, 3.50% due 6/1/2017 (Educational and Performing Arts Capital Projects)	A/NR	1,700,000	1,707,191
Mississippi Development Bank, 4.75% due 7/1/2017 (Canton GO Public Improvement Project) (ETM)	NR/NR	335,000	338,089
Mississippi Development Bank, 5.00% due 8/1/2018 (Department of Corrections)	AA-/NR	4,910,000	5,166,351
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,639,605
Mississippi Development Bank, 5.00% due 1/1/2020 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,093,070
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Harrison County Highway)	AA-/Aa3	2,500,000	2,802,300
Mississippi Development Bank, 5.00% due 1/1/2021 (MDOT-Madison County Highway)	AA-/Aa3	2,000,000	2,241,840
[a] Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Harrison County Highway)	AA-/Aa3	1,000,000	1,136,240
Mississippi Development Bank, 5.00% due 1/1/2022 (MDOT-Madison County Highway)	AA-/Aa3	1,000,000	1,136,240
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Harrison County Highway)	AA-/Aa3	1,500,000	1,721,265
Mississippi Development Bank, 5.00% due 1/1/2023 (MDOT-Madison County Highway)	AA-/Aa3	1,250,000	1,434,387

MISSOURI — 1.43%
Cass County COP, 4.00% due 5/1/2018	A/NR	2,255,000	2,311,646
Cass County COP, 4.50% due 5/1/2019	A/NR	1,270,000	1,337,666
Cass County COP, 5.00% due 5/1/2020	A/NR	2,255,000	2,449,223
Cass County COP, 5.00% due 5/1/2021	A/NR	1,750,000	1,891,662
Jackson County, 4.00% due 12/1/2017 (Parking Facility Projects)	NR/Aa3	500,000	510,385
Jackson County, 4.00% due 12/1/2019 (Parking Facility Projects)	NR/Aa3	500,000	534,150
Jackson County, 4.00% due 12/1/2021 (Parking Facility Projects)	NR/Aa3	1,000,000	1,100,220
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District) (ETM)	NR/NR	695,000	734,170
Kansas City IDA, 5.00% due 9/1/2018 (Kansas City Redevelopment District)	AA-/A1	1,305,000	1,377,088
Kansas City Municipal Assistance Corp., 5.00% due 4/15/2018 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: Natl-Re)	AA/A1	1,000,000	1,038,860
Kansas City Municipal Assistance Corp., 0% due 4/15/2021 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	10,055,000	9,072,124

24    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Kansas City Municipal Assistance Corp., 0% due 4/15/2022 (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC)	AA-/A1	$5,040,000	$4,398,206
Missouri Development Finance Board, 5.00% due 6/1/2017 (City of Independence Electric System)	A/NR	1,525,000	1,534,485
Missouri Development Finance Board, 5.00% due 6/1/2018 (City of Independence Electric System)	A/NR	1,705,000	1,772,910
Missouri Development Finance Board, 4.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,000,000	1,046,050
Missouri Development Finance Board, 5.00% due 6/1/2019 (City of Independence Electric System)	A/NR	1,790,000	1,910,288
Missouri Development Finance Board, 4.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,265,000	1,335,764
Missouri Development Finance Board, 5.00% due 6/1/2020 (City of Independence Electric System)	A/NR	1,000,000	1,086,390
Missouri Development Finance Board, 4.00% due 6/1/2021 (City of Independence Electric System)	A/NR	2,465,000	2,624,633
Missouri Development Finance Board, 4.00% due 6/1/2022 (City of Independence Electric System)	A/NR	3,155,000	3,371,938
Missouri Development Finance Board, 0.95% due 12/1/2033 put 4/3/2017 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	21,655,000	21,655,000
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2017 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,005,080
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2019 (Children’s Mercy Hospital)	A+/NR	1,000,000	1,077,090
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 pre-refunded 5/15/2019 (Children’s Mercy Hospital)	NR/NR	830,000	896,400
Missouri Health and Educational Facilities Authority, 5.00% due 5/15/2020 (Children’s Mercy Hospital)	A+/NR	170,000	183,935
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2020 (Saint Luke’s Health System, Inc.)	A+/A1	1,400,000	1,558,480
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2021 (Saint Luke’s Health System, Inc.)	A+/A1	1,710,000	1,934,985
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2023 (Saint Luke’s Health System, Inc.)	A+/A1	2,000,000	2,312,300
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2024 (Saint Luke’s Health System, Inc.)	A+/A1	1,585,000	1,848,253
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2026 (Saint Luke’s Health System, Inc.)	NR/NR	2,000,000	2,346,740
Platte County, 4.00% due 4/1/2017 (Community & Resource Centers)	NR/A1	1,500,000	1,500,000
Platte County, 4.00% due 4/1/2018 (Community & Resource Centers)	NR/A1	2,110,000	2,163,446
Platte County, 5.00% due 4/1/2019 (Community & Resource Centers)	NR/A1	2,000,000	2,134,140
Platte County, 5.00% due 4/1/2021 (Community & Resource Centers)	NR/A1	2,440,000	2,714,598
Southeast Missouri State University, 5.00% due 4/1/2018 (City of Cape Girardeau Campus System Facilities)	A/NR	1,165,000	1,210,249
Southeast Missouri State University, 5.00% due 4/1/2020 (City of Cape Girardeau Campus System Facilities)	A/NR	2,825,000	3,106,116
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2019 (State Aid Withholding)	AA+/NR	1,615,000	1,699,997
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2020 (State Aid Withholding)	AA+/NR	1,600,000	1,713,504
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2021 (State Aid Withholding)	AA+/NR	2,055,000	2,231,237
Special Administrative Board of the Transitional School District of the City of St. Louis GO, 4.00% due 4/1/2022 (State Aid Withholding)	AA+/NR	3,300,000	3,615,480
St. Louis Municipal Finance Corp., 5.00% due 2/15/2018 (City Justice Center)	A/Baa1	3,865,000	3,992,352

MONTANA — 0.19%
City of Forsyth, 0.90% due 1/1/2018 put 4/3/2017 (PacifiCorp; LOC: Bank of Nova Scotia) (daily demand notes)	A+/Aa2	13,260,000	13,260,000

NEBRASKA — 0.11%
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2022 (Nebraska Methodist Health System)	A-/NR	1,670,000	1,902,581
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2023 (Nebraska Methodist Health System)	A-/NR	1,905,000	2,191,531
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2024 (Nebraska Methodist Health System)	A-/NR	1,400,000	1,619,408
Douglas County Hospital Authority No. 3, 5.00% due 11/1/2025 (Nebraska Methodist Health System)	A-/NR	2,005,000	2,327,244

NEVADA — 3.43%
Carson City, 5.00% due 9/1/2019 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,075,810
Carson City, 5.00% due 9/1/2020 (Carson Tahoe Regional Healthcare)	BBB+/NR	1,000,000	1,098,680
Carson City, 5.00% due 9/1/2022 (Carson Tahoe Regional Healthcare)	BBB+/NR	2,450,000	2,773,008
[a] City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	AA-/Aa3	2,690,000	2,736,107
City of Las Vegas COP, 5.00% due 9/1/2017 (City Hall)	NR/NR	1,610,000	1,638,288
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	AA-/Aa3	3,280,000	3,433,799
City of Las Vegas COP, 5.00% due 9/1/2018 (City Hall)	NR/NR	720,000	760,471
City of Las Vegas GO, 7.00% due 4/1/2017 (Performing Arts Center)	AA/Aa2	1,825,000	1,825,000
City of Las Vegas GO, 7.00% due 4/1/2018 (Performing Arts Center)	AA/Aa2	2,095,000	2,219,338
City of Reno, 5.25% due 6/1/2018 (Washoe Medical Center; Insured: AGM)	AA/A2	1,000,000	1,045,470
Clark County School District GO, 5.00% due 6/15/2021 (Acquisition of Transportation & Technology Equipment)	AA-/A1	20,000,000	22,681,400
Clark County School District GO, 5.00% due 6/15/2021 (Acquisition of Transportation & Technology Equipment)	AA-/A1	21,405,000	24,274,768
Clark County School District GO, 5.00% due 6/15/2022 (Acquisition of Transportation & Technology Equipment)	AA-/A1	2,560,000	2,944,435
Clark County School District GO, 5.00% due 6/15/2022 (Acquisition of Transportation & Technology Equipment)	AA-/A1	27,150,000	31,227,115
Clark County School District GO, 5.00% due 6/15/2026 (Acquisition of Transportation & Technology Equipment)	AA-/A1	12,180,000	14,514,175
Las Vegas Clark County Library District GO, 5.00% due 1/1/2018	AA/Aa2	6,535,000	6,732,749
Las Vegas Clark County Library District GO, 5.00% due 1/1/2019	AA/Aa2	3,000,000	3,199,470
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2023	A+/A1	800,000	930,128
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2024	A+/A1	3,155,000	3,701,225

Semi-Annual Report    25

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2025	A+/A1	$1,250,000	$1,476,538
Las Vegas Convention and Visitors Authority, 5.00% due 7/1/2026	A+/A1	1,000,000	1,188,030
Las Vegas Valley Water District GO, 5.00% due 6/1/2017	AA/Aa1	1,050,000	1,057,455
Las Vegas Valley Water District GO, 5.00% due 6/1/2019	AA/Aa1	1,000,000	1,083,000
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	4,255,000	4,740,836
Las Vegas Valley Water District GO, 5.00% due 6/1/2020	AA/Aa1	5,080,000	5,660,034
Las Vegas Valley Water District GO, 5.00% due 6/1/2021	AA/Aa1	5,000,000	5,708,550
Las Vegas Valley Water District GO, 5.00% due 6/1/2023	AA/Aa1	15,995,000	18,832,513
Las Vegas Valley Water District GO, 5.00% due 6/1/2024	AA/Aa1	13,825,000	16,414,423
Las Vegas Valley Water District GO, 5.00% due 6/1/2025	AA/Aa1	7,505,000	8,986,187
Las Vegas Valley Water District GO, 5.00% due 12/1/2025	AA/Aa1	20,000,000	23,979,800
Las Vegas Valley Water District GO, 5.00% due 6/1/2026	AA/Aa1	18,630,000	22,197,459
Washoe County GO, 5.00% due 7/1/2021 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	1,700,000	1,944,817
Washoe County GO, 5.00% due 7/1/2022 (Reno-Sparks Convention & Visitors Authority)	AA/Aa2	2,500,000	2,831,900

NEW HAMPSHIRE — 0.17%
New Hampshire Health and Education Facilities Authority, 5.00% due 10/1/2017 (Southern New Hampshire Medical Center)	A-/NR	1,000,000	1,018,730
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2017 (Insured: Natl-Re)	AA/Aa3	3,130,000	3,175,448
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2020	AA+/Aa2	1,000,000	1,120,230
New Hampshire Municipal Bond Bank, 5.25% due 8/15/2022	AA+/Aa2	2,770,000	3,233,919
New Hampshire Turnpike System, 5.00% due 2/1/2018	A+/A1	1,295,000	1,338,357
New Hampshire Turnpike System, 5.00% due 2/1/2020	A+/A1	1,000,000	1,098,660
New Hampshire Turnpike System, 5.00% due 2/1/2021	A+/A1	1,260,000	1,417,046

NEW JERSEY — 2.73%
Burlington County Bridge Commission, 5.00% due 12/1/2018 (County Governmental Loan Program)	AA/Aa2	1,000,000	1,065,500
City of Jersey City GO, 4.00% due 8/1/2020 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,650,000	2,869,659
City of Jersey City GO, 4.00% due 8/1/2021 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,805,000	3,077,225
City of Jersey City GO, 5.00% due 8/1/2022 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,530,000	2,914,762
City of Jersey City GO, 5.00% due 8/1/2023 (Qualified General Improvement; Insured: BAM) (State Aid Withholding)	AA/Aa3	2,455,000	2,854,281
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	5,000,000	6,105,050
Gloucester County Improvement Authority, 2.125% due 12/1/2029 put 12/1/2017 (Waste Management)	A-/NR	2,000,000	2,010,640
Hudson County Improvement Authority, 4.75% due 10/1/2017 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,065,000	4,137,764
Hudson County Improvement Authority, 4.75% due 10/1/2018 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,000,000	2,100,620
Hudson County Improvement Authority, 4.75% due 10/1/2019 (Hudson County Lease; Insured: AGM)	AA/Aa3	4,390,000	4,731,454
Hudson County Improvement Authority, 5.375% due 10/1/2020 (Hudson County Lease; Insured: AGM)	AA/Aa3	2,020,000	2,262,057
New Jersey EDA, 5.50% due 12/15/2019 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	5,525,000	5,952,303
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction) (ETM)	NR/NR	365,000	408,636
New Jersey EDA, 5.00% due 9/1/2020 (School Facilities Construction)	BBB+/Baa1	135,000	143,385
New Jersey EDA, 5.00% due 6/15/2023 (School Facilities Construction)	BBB+/Baa1	2,000,000	2,120,840
New Jersey EDA, 5.75% due 9/1/2023 pre-refunded 3/1/2021 (School Facilities Construction)	NR/Baa1	4,955,000	5,751,120
New Jersey EDA, 5.75% due 9/1/2023 (School Facilities Construction)	BBB+/Baa1	550,000	595,348
New Jersey EDA, 5.00% due 6/15/2024 (School Facilities Construction)	BBB+/Baa1	4,250,000	4,479,627
New Jersey EDA, 5.00% due 11/1/2024 (New Jersey Transit Corporation)	BBB+/Baa1	8,000,000	8,427,440
New Jersey EDA, 5.00% due 3/1/2025 (School Facilities Construction)	BBB+/Baa1	4,575,000	4,776,757
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	11,150,000	11,553,630
New Jersey EDA, 5.00% due 11/1/2026 (New Jersey Transit Corporation)	BBB+/Baa1	8,000,000	8,358,960
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2023 (Virtua Health Issue)	AA-/NR	535,000	623,040
New Jersey Health Care Facilities Financing Authority, 5.00% due 7/1/2024 (Virtua Health Issue)	AA-/NR	1,000,000	1,166,530
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2017 (Student Loans)	AA/Aa2	1,910,000	1,955,916
New Jersey Higher Educational Assistance Authority, 5.00% due 12/1/2018	AA/Aa2	3,000,000	3,160,740
New Jersey Higher Educational Assistance Authority, 5.25% due 12/1/2019	AA/Aa2	5,650,000	6,133,527
New Jersey Transit Corp., 5.00% due 9/15/2021 (Urban Public Transportation Capital Improvement)	A/A3	3,395,000	3,645,144
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2019 (State Transportation System Improvements)	BBB+/Baa1	1,000,000	1,050,710
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	A+/Baa1	2,500,000	2,663,625
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2020 (State Transportation System Improvements)	BBB+/Baa1	1,000,000	1,060,550
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2021 (State Transportation System Improvements)	BBB+/Baa1	2,570,000	2,738,104
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2022 (State Transportation System Improvements)	BBB+/Baa1	2,000,000	2,150,480
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	4,500,000	4,653,855
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,234,240
New Jersey Transportation Trust Fund Authority, 5.25% due 12/15/2023 (State Transportation System Improvements; Insured: AMBAC)	BBB+/Baa1	3,545,000	3,860,824
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	BBB+/Baa1	1,660,000	1,752,960
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	5,500,000	5,668,080
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,237,720

26    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2025 (State Transportation System Improvements)	A+/Baa1	$500,000	$538,445
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	30,285,000	32,434,326
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2028 (Federal Highway)	A+/Baa1	7,330,000	7,506,360
New Jersey Transportation Trust Fund Authority, 1.99% due 6/15/2034 put 12/15/2021 (State Transportation System Improvements)	BBB+/Baa1	4,000,000	3,889,520
Ocean Township Municipal Utility Authority, 6.00% due 8/1/2017 (Insured: Natl-Re)	AA-/A3	780,000	792,628
Passaic Valley Sewer Commissioners GO, 5.625% due 12/1/2018 (Sewer System)	NR/A3	1,210,000	1,288,856
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2019 (Sewer System)	NR/A3	2,000,000	2,197,020
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2020 (Sewer System)	NR/A3	4,250,000	4,777,722
Passaic Valley Sewer Commissioners GO, 5.75% due 12/1/2021 (Sewer System)	NR/A3	4,500,000	5,148,000
Township of Wayne GO, 2.00% due 2/15/2018 (General Improvements and Water Utility System)	AA+/Aaa	1,295,000	1,308,390

NEW MEXICO — 0.57%
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	2,300,000	2,505,298
City of Farmington, 1.875% due 6/1/2032 put 9/1/2017 (El Paso Electric Co.-Four Corners Project)	NR/Baa1	3,000,000	3,001,410
City of Santa Fe, 4.50% due 5/15/2022 (El Castillo Retirement Residences)	BBB-/NR	2,585,000	2,693,467
Incorporated County of Los Alamos, 5.50% due 6/1/2017	AA+/A1	2,365,000	2,383,423
Incorporated County of Los Alamos, 5.50% due 6/1/2018	AA+/A1	2,205,000	2,319,373
New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	6,000,000	6,078,960
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2018 (Student Loans)	AAA/Aaa	5,000,000	5,324,950
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2021 (Student Loans)	AAA/Aaa	3,000,000	3,352,260
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2024 (Presbyterian Healthcare Services)	AA/Aa3	1,030,000	1,217,409
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2025 (Presbyterian Healthcare Services)	AA/Aa3	750,000	894,075
Regents of New Mexico State University, 5.00% due 4/1/2020 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	3,095,000	3,430,869
Regents of New Mexico State University, 5.00% due 4/1/2021 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,845,000	2,095,569
Regents of New Mexico State University, 5.00% due 4/1/2022 (Corbett Center Student Union & NMSU Golf Course)	AA-/Aa3	1,250,000	1,446,788
Rio Rancho Public School District No. 94 GO, 4.00% due 8/1/2018 (State Aid Withholding)	NR/Aa2	3,940,000	4,092,636

NEW YORK — 12.68%
City of Long Beach School District GO, 3.50% due 5/1/2022 (Insured: AGM) (State Aid Withholding)	AA/Aa2	1,600,000	1,683,696
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,350,000	8,402,961
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	7,775,000	8,888,846
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	3,000,000	3,429,780
City of New York GO, 5.00% due 8/1/2021 (City Budget Financial Management)	AA/Aa2	9,000,000	10,289,340
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	20,000,000	23,243,200
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	13,075,000	15,195,242
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	3,000,000	3,486,480
City of New York GO, 5.00% due 8/1/2022 (City Budget Financial Management)	AA/Aa2	6,625,000	7,699,310
[a] City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	12,985,000	15,281,397
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	9,520,000	11,203,612
City of New York GO, 5.00% due 8/1/2024 (City Budget Financial Management)	AA/Aa2	40,145,000	47,777,769
City of New York GO, 0.91% due 8/1/2035 put 4/3/2017 (Capital Projects) (daily demand notes)	AA/Aa2	9,590,000	9,590,000
City of New York GO, 0.95% due 8/1/2038 put 4/3/2017 (City Budget Financial Management; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	5,800,000	5,800,000
City of New York GO, 0.95% due 3/1/2040 put 4/3/2017 (Capital Projects) (daily demand notes)	AA/Aa2	11,100,000	11,100,000
Erie County Individual Development Agency, 5.00% due 5/1/2017 (Buffalo School District)	AA/Aa2	7,265,000	7,291,154
Erie County Individual Development Agency, 5.00% due 5/1/2018 (Buffalo School District)	AA/Aa2	5,000,000	5,221,800
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA-/A1	12,955,000	14,591,605
Metropolitan Transportation Authority, 5.00% due 11/15/2020	AA/NR	2,000,000	2,257,200
Metropolitan Transportation Authority, 5.00% due 11/15/2021	AA-/A1	24,325,000	27,942,857
Metropolitan Transportation Authority, 5.00% due 11/15/2025	AA-/A1	10,480,000	12,520,875
Metropolitan Transportation Authority, 5.00% due 11/15/2026	AA-/A1	21,400,000	25,709,318
Metropolitan Transportation Authority, 5.00% due 11/15/2027	AA-/A1	12,640,000	15,173,309
Metropolitan Transportation Authority, 5.00% due 11/15/2034	AA-/A1	550,000	601,513
Monroe County Industrial Development Corp., 5.00% due 6/1/2018 (St. John Fisher College)	A-/NR	1,425,000	1,483,112
Monroe County Industrial Development Corp., 5.00% due 6/1/2019 (St. John Fisher College)	A-/NR	1,030,000	1,101,863
Monroe County Industrial Development Corp., 5.00% due 6/1/2022 (St. John Fisher College)	A-/NR	2,000,000	2,246,480
Nassau County IDA, 5.25% due 3/1/2018 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,260,000	1,309,846
Nassau County IDA, 5.25% due 3/1/2020 (New York Institute of Technology) (ETM)	BBB+/Baa2	1,715,000	1,909,481
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2019 (Healthcare Facilities Improvements)	A+/Aa3	2,700,000	2,889,621
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	10,000,000	11,049,400
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2021 (Healthcare Facilities Improvements)	A+/Aa3	2,615,000	2,885,496
New York City Municipal Water Finance Authority, 0.90% due 6/15/2035 put 4/3/2017 (Water & Sewer System; LOC: Citibank, N.A.) (daily demand notes)	AAA/Aa1	53,605,000	53,605,000
New York City Municipal Water Finance Authority, 0.95% due 6/15/2043 put 4/3/2017 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	24,500,000	24,500,000

Semi-Annual Report    27

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York City Municipal Water Finance Authority, 0.91% due 6/15/2044 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa1	$19,795,000	$19,795,000
New York City Municipal Water Finance Authority, 0.96% due 6/15/2048 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	12,975,000	12,975,000
New York City Municipal Water Finance Authority, 0.95% due 6/15/2050 put 4/3/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	12,900,000	12,900,000
New York City Municipal Water Finance Authority, 0.95% due 6/15/2050 put 3/1/2017 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	76,550,000	76,550,000
New York City Transitional Finance Authority, 5.00% due 1/15/2018 (School Financing Act) (State Aid Withholding)	AA/Aa2	4,865,000	5,021,556
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,500,000	1,594,410
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	11,730,000	12,468,286
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	3,075,000	3,268,541
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	1,645,000	1,748,536
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	12,725,000	13,525,911
New York City Transitional Finance Authority, 5.00% due 11/1/2018 (City Capital Projects & WTC Recovery Costs)	AAA/Aa1	2,000,000	2,125,880
New York City Transitional Finance Authority, 0.96% due 11/1/2022 put 4/3/2017 (WTC Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	525,000	525,000
New York City Transitional Finance Authority, 0.96% due 8/1/2031 put 4/3/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	3,000,000	3,000,000
New York City Transitional Finance Authority, 0.95% due 11/1/2036 put 4/3/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	7,450,000	7,450,000
New York City Transitional Finance Authority, 0.90% due 8/1/2039 put 4/3/2017 (City Capital Projects; SPA: State Street Bank & Trust Co.) (daily demand notes)	AAA/Aa1	40,320,000	40,320,000
New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 4/3/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	16,800,000	16,800,000
New York City Transitional Finance Authority, 0.95% due 2/1/2045 put 4/3/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	39,510,000	39,510,000
New York City Trust for Cultural Resources, 5.00% due 12/1/2026 (Lincoln Center for the Performing Arts, Inc.)	A+/A2	2,500,000	2,976,075
New York State Dormitory Authority, 5.25% due 5/15/2017 (Court Facilities Lease; Insured: AMBAC)	AA-/Aa2	4,945,000	4,972,099
New York State Dormitory Authority, 5.50% due 2/15/2018 (Mental Health Services Facilities)	AA/NR	5,280,000	5,491,886
New York State Dormitory Authority, 2.25% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	4,800,000	4,862,688
New York State Dormitory Authority, 5.00% due 4/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	325,000	338,221
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,395,000	1,478,184
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,520,000	2,670,671
New York State Dormitory Authority, 5.00% due 10/1/2018 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,500,000	2,649,475
New York State Dormitory Authority, 5.00% due 4/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	610,000	656,811
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,585,000	1,732,484
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,645,000	2,891,117
New York State Dormitory Authority, 5.00% due 10/1/2019 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,295,405
New York State Dormitory Authority, 5.00% due 12/15/2019 (Metropolitan Transportation Authority Service Contract)	AAA/Aa1	60,000,000	66,081,000
New York State Dormitory Authority, 5.00% due 4/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	1,000,000	1,107,740
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,000,000	1,110,260
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM)	AA/NR	1,250,000	1,403,175
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	1,000,000	1,122,540
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program) (State Aid Withholding)	AA-/NR	2,775,000	3,113,023
New York State Dormitory Authority, 5.00% due 10/1/2020 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	2,100,000	2,357,334
New York State Dormitory Authority, 5.00% due 4/1/2021 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	450,000	510,462
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM)	AA/NR	1,100,000	1,263,031
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program) (State Aid Withholding)	NR/Aa3	750,000	857,475
New York State Dormitory Authority, 5.00% due 10/1/2021 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	1,250,000	1,435,263
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program; Insured: AGM)	AA/NR	1,800,000	2,099,574
New York State Dormitory Authority, 5.00% due 10/1/2022 (School Districts Financing Program) (State Aid Withholding)	AA+/NR	300,000	349,374
New York State Dormitory Authority, 5.00% due 10/1/2023 (School Districts Financing Program; Insured: AGM)	AA/NR	2,500,000	2,957,525
New York State Dormitory Authority, 5.25% due 10/1/2023 (School Districts Financing Program; Insured: AGM) (State Aid Withholding)	AA/A1	2,000,000	2,307,960
New York State Dormitory Authority, 5.00% due 10/1/2024 (School Districts Financing Program; Insured: AGM)	AA/NR	2,000,000	2,392,860
New York State Dormitory Authority, 0.95% due 7/1/2033 put 4/3/2017 (University of Rochester; LOC: HSBC Bank USA, N.A.) (daily demand notes)	AAA/Aa1	5,565,000	5,565,000
New York State Housing Finance Agency, 0.96% due 11/1/2046 put 4/3/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	5,995,000	5,995,000
New York State Housing Finance Agency, 0.96% due 11/1/2046 put 4/3/2017 (160 Madison Avenue Housing Development; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	25,630,000	25,630,000

28    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge)	A-/A3	$5,000,000	$5,390,800
New York State Thruway Authority, 5.00% due 1/1/2020 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,194,660
New York State Thruway Authority, 5.00% due 1/1/2021 (Governor Thomas E. Dewey Thruway)	A/A2	2,500,000	2,807,150
New York State Thruway Authority, 5.00% due 1/1/2022 (Governor Thomas E. Dewey Thruway)	A/A2	3,000,000	3,429,210
New York State Thruway Authority, 5.00% due 1/1/2024 (Governor Thomas E. Dewey Thruway)	A/A2	1,000,000	1,176,080
New York State Thruway Authority, 5.00% due 3/15/2024 (Highway, Bridge, Multi-Modal and MTA Projects)	AAA/Aa1	18,300,000	20,761,167
New York State Thruway Authority, 5.00% due 1/1/2025 (Governor Thomas E. Dewey Thruway)	A/A2	2,000,000	2,376,560
Suffolk County Economic Development Corp., 5.00% due 7/1/2020 (Catholic Health Services)	A-/Baa1	5,000,000	5,512,750
Suffolk County Economic Development Corp., 5.00% due 7/1/2021 (Catholic Health Services)	A-/Baa1	5,000,000	5,614,600
Suffolk County Economic Development Corp., 5.00% due 7/1/2022 (Catholic Health Services)	A-/Baa1	5,000,000	5,557,450
The Port Authority of New York and New Jersey GO, 5.00% due 8/15/2017 (Insured: AGM)	AA/Aa3	4,725,000	4,799,371
Tobacco Settlement Financing Corp., 5.00% due 6/1/2018	AA/NR	3,725,000	3,899,255
Triborough Bridge & Tunnel Authority, 4.00% due 11/15/2017 (MTA Bridges & Tunnels)	AA-/Aa3	750,000	765,098
Triborough Bridge & Tunnel Authority, 5.00% due 11/15/2021 (MTA Bridges & Tunnels)	AA-/Aa3	5,140,000	5,951,606
United Nations Development Corp., 5.00% due 7/1/2017 (One, Two and Three U.N. Plaza)	NR/A1	3,000,000	3,031,140
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	4,000,000	4,330,760
West Seneca Central School District GO, 5.00% due 11/15/2022 (Insured: BAM) (State Aid Withholding)	AA/A2	1,000,000	1,163,320

NORTH CAROLINA — 1.97%
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2019 (Carolinas HealthCare System)	AA-/Aa3	600,000	630,132
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2021 (Carolinas HealthCare System)	AA-/Aa3	1,595,000	1,678,833
Charlotte-Mecklenburg Hospital Authority, 4.00% due 1/15/2022 (Carolinas HealthCare System)	AA-/Aa3	845,000	929,272
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2023 (Carolinas HealthCare System)	AA-/Aa3	1,400,000	1,622,278
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2024 (Carolinas HealthCare System)	AA-/Aa3	2,855,000	3,323,591
City of Charlotte COP, 5.00% due 12/1/2020 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,000,000	1,126,550
City of Charlotte COP, 5.00% due 12/1/2021 (Equipment Acquisition & Public Facilities)	AA+/Aa1	1,100,000	1,266,331
City of Charlotte COP, 5.00% due 12/1/2022 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,405,000	2,817,890
City of Charlotte COP, 5.00% due 12/1/2023 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,145,000	2,544,807
City of Charlotte COP, 5.00% due 12/1/2025 (Equipment Acquisition & Public Facilities)	AA+/Aa1	2,290,000	2,766,893
County of Buncombe, 5.00% due 6/1/2022 (Primary, Middle School & Community College Facilities)	AA+/Aa1	1,000,000	1,160,720
County of Buncombe, 5.00% due 6/1/2023 (Primary, Middle School & Community College Facilities)	AA+/Aa1	750,000	883,050
County of Buncombe, 5.00% due 6/1/2024 (Primary, Middle School & Community College Facilities)	AA+/Aa1	600,000	713,256
County of Catawba, 4.00% due 10/1/2017	AA-/Aa2	1,000,000	1,015,580
County of Dare, 4.00% due 6/1/2017 (Educational Facility Capital Projects)	AA/Aa3	400,000	402,120
[a] County of Dare, 4.00% due 6/1/2018 (Educational Facility Capital Projects)	AA/Aa3	425,000	439,671
County of Dare, 4.00% due 6/1/2019 (Educational Facility Capital Projects)	AA/Aa3	500,000	529,495
County of Dare, 4.00% due 6/1/2020 (Educational Facility Capital Projects)	AA/Aa3	765,000	824,242
County of Dare, 5.00% due 6/1/2021 (Educational Facility Capital Projects)	AA/Aa3	1,225,000	1,389,113
County of Dare, 4.00% due 6/1/2022 (Educational Facility Capital Projects)	AA/Aa3	490,000	539,627
[a] County of Dare, 5.00% due 6/1/2024 (Educational Facility Capital Projects)	AA/Aa3	700,000	809,368
County of Mecklenburg GO, 5.00% due 12/1/2018 (County Debt Restructuring)	AAA/Aaa	3,015,000	3,215,075
County of Randolph, 5.00% due 10/1/2020	A+/Aa3	500,000	556,735
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	1,065,000	1,210,181
County of Randolph, 5.00% due 10/1/2021	A+/Aa3	500,000	568,160
County of Randolph, 5.00% due 10/1/2022	A+/Aa3	1,945,000	2,239,259
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	550,000	640,805
County of Randolph, 5.00% due 10/1/2023	A+/Aa3	400,000	466,040
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: AMBAC) (ETM)	NR/NR	7,500,000	7,788,600
North Carolina Eastern Municipal Power Agency, 6.00% due 1/1/2018 (Insured: BHAC/AMBAC) (ETM)	AA+/Aa1	5,965,000	6,189,463
North Carolina Eastern Municipal Power Agency, 5.25% due 1/1/2019 pre-refunded 1/1/2018 (Insured: AGM)	AA/A3	3,105,000	3,206,627
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2021 (ETM)	NR/NR	5,000,000	5,647,400
North Carolina Eastern Municipal Power Agency, 5.00% due 1/1/2022 (ETM)	NR/NR	4,715,000	5,440,638
North Carolina Medical Care Commission, 5.00% due 6/1/2020 (Duke University Health System)	AA/Aa2	2,000,000	2,225,720
North Carolina Medical Care Commission, 5.00% due 6/1/2021 (Duke University Health System)	AA/Aa2	2,000,000	2,280,080
North Carolina Medical Care Commission, 5.00% due 6/1/2022 (Duke University Health System)	AA/Aa2	1,800,000	2,086,560
North Carolina Medical Care Commission, 5.00% due 6/1/2023 (Duke University Health System)	AA/Aa2	1,425,000	1,671,995
North Carolina Medical Care Commission, 5.00% due 6/1/2024 (Duke University Health System)	AA/Aa2	2,300,000	2,727,432
North Carolina Medical Care Commission, 5.00% due 6/1/2025 (Duke University Health System)	AA/Aa2	4,000,000	4,792,760
North Carolina Medical Care Commission, 5.00% due 6/1/2026 (Duke University Health System)	AA/Aa2	1,600,000	1,935,568
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric) (ETM)	NR/NR	3,250,000	3,325,855
North Carolina Municipal Power Agency, 4.00% due 1/1/2018 (Catawba Electric)	A/A2	11,750,000	12,014,375
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric) (ETM)	NR/NR	1,220,000	1,303,765
North Carolina Municipal Power Agency, 5.00% due 1/1/2019 (Catawba Electric)	A/A2	3,280,000	3,496,906
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	945,000	1,013,957
North Carolina Municipal Power Agency, 4.00% due 1/1/2020 (Catawba Electric)	A/A2	605,000	646,939
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric) (ETM)	NR/NR	280,000	308,454
North Carolina Municipal Power Agency, 5.00% due 1/1/2020 (Catawba Electric)	A/A2	720,000	789,264

Semi-Annual Report    29

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
North Carolina Municipal Power Agency, 4.00% due 1/1/2022 (Catawba Electric)	A/A2	$1,000,000	$1,096,840
State of North Carolina, 5.00% due 11/1/2019 (State Capital Projects and Correctional Facilities)	AA+/Aa1	23,635,000	25,948,394
State of North Carolina GO, 5.00% due 6/1/2017 (Various Capital Improvements)	AAA/Aaa	6,070,000	6,113,583
Winston-Salem State University, 4.00% due 4/1/2017 (Student Housing and Student Services Facilities)	A-/A3	645,000	645,000
Winston-Salem State University, 5.00% due 4/1/2019 (Student Housing and Student Services Facilities)	A-/A3	815,000	869,662
Winston-Salem State University, 5.00% due 4/1/2022 (Student Housing and Student Services Facilities)	A-/A3	945,000	1,065,714

NORTH DAKOTA — 0.06%
County of Ward, 4.00% due 4/1/2020 (Insured: AGM)	AA/A2	2,445,000	2,613,998
North Dakota Public Finance Authority, 4.00% due 6/1/2017 (City of Fargo Flood Mitigation Projects)	A+/NR	1,460,000	1,467,738

OHIO — 3.50%
Akron, Bath & Copley Joint Township Hospital District, 5.00% due 11/15/2021 (Children’s Hospital Medical Center)	NR/A1	1,000,000	1,138,680
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	5,500,000	5,702,290
American Municipal Power, Inc., 5.25% due 2/15/2019 (AMP Combined Hydroelectric Projects)	A/A2	5,595,000	6,013,450
American Municipal Power, Inc., 5.00% due 2/15/2020 (AMP Fremont Energy Center)	A/A1	1,865,000	2,051,127
American Municipal Power, Inc., 5.00% due 2/15/2021 (AMP Fremont Energy Center)	A/A1	1,300,000	1,464,385
American Municipal Power, Inc., 5.00% due 2/15/2022 (AMP Fremont Energy Center)	A/A1	2,750,000	3,150,400
Cincinnati City School District Board of Education GO, 5.25% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	AA-/Aa2	2,690,000	3,212,936
City of Akron, 5.00% due 12/1/2021 (Community Learning Centers)	AA+/NR	4,120,000	4,721,026
City of Akron GO, 5.00% due 12/1/2019 (Various Municipal Capital Projects)	AA-/NR	1,685,000	1,847,838
City of Cleveland, 4.00% due 10/1/2018 (Parks & Recreation Facilities)	AA/A1	500,000	521,700
City of Cleveland, 5.00% due 5/15/2019 (Police & Fire Pension Payment)	AA/A1	1,750,000	1,881,758
City of Cleveland, 4.00% due 10/1/2019 (Public Facilities)	AA/A1	600,000	637,200
City of Cleveland, 4.00% due 10/1/2019 (Parks & Recreation Facilities)	AA/A1	520,000	552,240
City of Cleveland, 5.00% due 5/15/2020 (Police & Fire Pension Payment)	AA/A1	1,605,000	1,768,999
City of Cleveland, 5.00% due 10/1/2020 (Public Facilities)	AA/A1	510,000	567,130
City of Cleveland, 5.00% due 10/1/2020 (Parks & Recreation Facilities)	AA/A1	545,000	606,051
City of Cleveland, 5.00% due 5/15/2021 (Police & Fire Pension Payment)	AA/A1	750,000	845,670
City of Cleveland, 5.00% due 10/1/2021 (Parks & Recreation Facilities)	AA/A1	570,000	647,178
City of Cleveland, 5.00% due 10/1/2022 (Public Facilities)	AA/A1	905,000	1,038,370
City of Cleveland, 5.00% due 10/1/2022 (Parks & Recreation Facilities)	AA/A1	600,000	688,422
City of Cleveland, 5.00% due 11/15/2022 (Parks & Recreation Facilities)	AA/A1	1,030,000	1,183,635
City of Cleveland, 5.00% due 10/1/2023 (Public Facilities)	AA/A1	1,155,000	1,338,125
City of Cleveland, 5.00% due 10/1/2023 (Parks & Recreation Facilities)	AA/A1	630,000	729,887
City of Cleveland COP, 4.75% due 11/15/2020 (Cleveland Stadium)	A/A3	2,000,000	2,178,960
City of Cleveland GO, 2.00% due 12/1/2018 (City Capital Projects)	AA/A1	700,000	711,011
City of Cleveland GO, 5.50% due 10/1/2019 (City Capital Projects; Insured: AMBAC)	AA/A1	1,260,000	1,392,048
City of Cleveland GO, 3.00% due 12/1/2020 (Municipal Street System Improvements)	AA/A1	675,000	711,389
City of Cleveland GO, 3.00% due 12/1/2021 (Municipal Street System Improvements)	AA/A1	2,305,000	2,432,282
City of Cleveland GO, 4.00% due 12/1/2022 (Municipal Street System Improvements)	AA/A1	3,330,000	3,709,753
City of Cleveland GO, 4.00% due 12/1/2023 (Municipal Street System Improvements)	AA/A1	3,395,000	3,805,659
City of Cleveland GO, 5.00% due 12/1/2024 (Municipal Street System Improvements)	AA/A1	3,730,000	4,442,915
City of Cleveland GO, 5.00% due 12/1/2025 (Municipal Street System Improvements)	AA/A1	3,555,000	4,246,056
City of Cleveland GO, 5.00% due 12/1/2026 (Municipal Street System Improvements)	AA/A1	3,610,000	4,271,099
City of Toledo, 5.00% due 11/15/2018 (Water System Improvements)	AA-/Aa3	1,175,000	1,250,682
City of Toledo, 5.00% due 11/15/2019 (Water System Improvements)	AA-/Aa3	2,260,000	2,483,469
City of Toledo, 5.00% due 11/15/2020 (Water System Improvements)	AA-/Aa3	2,000,000	2,255,300
City of Toledo, 5.00% due 11/15/2021 (Water System Improvements)	AA-/Aa3	2,000,000	2,306,360
City of Toledo, 5.00% due 11/15/2022 (Water System Improvements)	AA-/Aa3	3,255,000	3,822,151
City of Toledo, 5.00% due 11/15/2023 (Water System Improvements)	AA-/Aa3	1,750,000	2,056,180
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM) (ETM)	AA/A2	965,000	1,120,249
Cleveland Package Facilities, 5.25% due 9/15/2021 (Insured: AGM)	AA/A2	2,035,000	2,293,201
Cleveland State University, 5.00% due 6/1/2019 (Campus Capital Projects)	A+/A1	1,000,000	1,079,630
Cleveland State University, 5.00% due 6/1/2020 (Campus Capital Projects)	A+/A1	700,000	775,782
Cleveland State University, 5.00% due 6/1/2021 (Campus Capital Projects)	A+/A1	1,000,000	1,133,110
Cleveland State University, 5.00% due 6/1/2022 (Campus Capital Projects)	A+/A1	2,000,000	2,291,340
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2019 (Cleveland Museum of Art)	AA+/NR	2,000,000	2,177,560
County of Clermont, 4.00% due 8/1/2019 (Sanitary Sewer System)	NR/Aa3	1,420,000	1,471,489
County of Cuyahoga COP, 5.00% due 12/1/2019 (Convention Hotel Project)	AA-/Aa3	2,585,000	2,820,442
County of Cuyahoga COP, 5.00% due 12/1/2022 (Convention Hotel Project)	AA-/Aa3	9,725,000	11,230,527
County of Cuyahoga COP, 5.00% due 12/1/2023 (Convention Hotel Project)	AA-/Aa3	5,645,000	6,597,650
County of Cuyahoga COP, 5.00% due 12/1/2024 (Convention Hotel Project)	AA-/Aa3	11,515,000	13,442,611
County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,900,000	2,024,184
County of Hamilton, 5.00% due 12/1/2019	AA-/A1	3,000,000	3,294,630
County of Hamilton, 5.00% due 12/1/2020	AA-/A1	1,200,000	1,350,336
County of Hamilton, 5.00% due 12/1/2022	AA-/A1	2,250,000	2,623,410

30    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Hamilton, 5.00% due 12/1/2023	AA-/A1	$2,200,000	$2,599,652
County of Hamilton, 5.00% due 12/1/2024	AA-/A1	3,200,000	3,819,072
County of Hamilton, 5.00% due 12/1/2025	AA-/A1	3,400,000	4,084,420
County of Hamilton, 5.00% due 12/1/2026	AA-/A1	3,000,000	3,619,650
County of Montgomery, 0.90% due 11/15/2045 put 4/3/2017 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	21,625,000	21,625,000
County of Montgomery, 0.90% due 11/15/2045 put 4/3/2017 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	16,425,000	16,425,000
County of Scioto, 5.00% due 2/15/2022	NR/A2	1,110,000	1,263,913
County of Scioto, 5.00% due 2/15/2023	NR/A2	2,020,000	2,326,636
County of Scioto, 5.00% due 2/15/2024	NR/A2	1,640,000	1,909,206
County of Scioto, 5.00% due 2/15/2025	NR/A2	1,695,000	1,983,862
Deerfield Township, 5.00% due 12/1/2017	NR/A1	1,000,000	1,022,120
Franklin County Convention Facilities Authority, 5.00% due 12/1/2021 (Greater Columbus Convention Center)	AA/Aa1	1,000,000	1,145,390
Franklin County Convention Facilities Authority, 5.00% due 12/1/2022 (Greater Columbus Convention Center)	AA/Aa1	500,000	581,735
Franklin County Convention Facilities Authority, 5.00% due 12/1/2024 (Greater Columbus Convention Center)	AA/Aa1	1,000,000	1,181,100
Kent State University, 5.00% due 5/1/2020 pre-refunded 5/1/2019 (Insured: AGC)	AA/Aa3	915,000	989,481
Kent State University, 5.00% due 5/1/2020 (Insured: AGC)	AA/Aa3	85,000	91,571
Ohio State Building Authority, 5.00% due 10/1/2020	AA/Aa2	1,700,000	1,866,362
Penta Career Center COP, 4.00% due 4/1/2017 (School District Facilities)	NR/Aa3	1,550,000	1,550,000
RiverSouth Authority, 5.00% due 12/1/2019 (RiverSouth Area Redevelopment)	AA+/Aa2	2,500,000	2,730,450
State of Ohio, 4.00% due 12/15/2018 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,050,560
State of Ohio, 4.00% due 12/15/2019 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,075,050
State of Ohio, 5.00% due 10/1/2020 (Cultural and Sports Capital Facilities)	AA/Aa2	3,845,000	4,283,368
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,127,560
State of Ohio, 5.00% due 12/15/2020 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,127,560
State of Ohio, 5.00% due 12/15/2021 (Major New Street Infrastructure Project)	AA/Aa2	2,500,000	2,880,025
State of Ohio, 5.00% due 12/15/2024 (Major New Street Infrastructure Project)	AA/Aa2	2,000,000	2,389,500
State of Ohio, 5.00% due 12/15/2025 (Major New Street Infrastructure Project)	AA/Aa2	3,000,000	3,618,390
State of Ohio, 5.00% due 12/15/2026 (Major New Street Infrastructure Project)	AA/Aa2	1,000,000	1,205,640
State of Ohio GO, 5.50% due 9/15/2019 (Common Schools Capital Facilities)	AA+/Aa1	4,150,000	4,588,697
University of Akron Ohio, 5.00% due 1/1/2018 (Insured: AGM)	AA/A1	3,415,000	3,518,850
Youngstown City School District GO, 4.00% due 12/1/2017 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,480,000	1,508,386
Youngstown City School District GO, 4.00% due 12/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,545,000	1,615,236
Youngstown City School District GO, 4.00% due 12/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,605,000	1,712,663
Youngstown City School District GO, 4.00% due 12/1/2020 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,670,000	1,808,209
Youngstown City School District GO, 4.00% due 12/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,735,000	1,864,570
Youngstown City School District GO, 4.00% due 12/1/2022 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,805,000	1,926,747
Youngstown City School District GO, 4.00% due 12/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,700,000	1,800,453

OKLAHOMA — 0.73%
Canadian County Educational Facilities Authority, 4.00% due 9/1/2019 (Mustang Public Schools)	A+/NR	1,410,000	1,491,822
Canadian County Educational Facilities Authority, 4.50% due 9/1/2020 (Mustang Public Schools)	A+/NR	2,690,000	2,927,688
Canadian County Educational Facilities Authority, 4.50% due 9/1/2021 (Mustang Public Schools)	A+/NR	2,290,000	2,527,358
Cleveland County Educational Facilities Authority, 5.00% due 6/1/2023 (Moore Public Schools)	A+/NR	5,355,000	6,219,083
Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2023 (State Highway Capital Improvement)	AA-/NR	325,000	382,327
[a] Oklahoma Capitol Improvement Authority, 5.00% due 7/1/2024 (State Highway Capital Improvement)	AA-/NR	800,000	947,280
Oklahoma County Finance Authority, 5.00% due 9/1/2017 (Western Heights Public Schools)	A+/NR	4,075,000	4,139,181
Oklahoma County Finance Authority, 4.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	250,000	259,393
Oklahoma County Finance Authority, 5.00% due 9/1/2018 (Western Heights Public Schools)	A+/NR	2,120,000	2,228,290
Oklahoma County Finance Authority, 5.00% due 9/1/2020 (Western Heights Public Schools)	A+/NR	2,000,000	2,206,200
Oklahoma DFA, 5.00% due 8/15/2017 (INTEGRIS Health) (ETM)	AA-/NR	4,375,000	4,443,950
Oklahoma DFA, 5.00% due 8/15/2018 (INTEGRIS Health) (ETM)	AA-/NR	500,000	527,275
Oklahoma DFA, 5.00% due 8/15/2022 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,154,650
Oklahoma DFA, 5.00% due 8/15/2023 (INTEGRIS Health)	AA-/Aa3	1,500,000	1,748,715
Oklahoma DFA, 5.00% due 8/15/2024 (INTEGRIS Health)	AA-/Aa3	1,225,000	1,442,205
Oklahoma DFA, 5.00% due 8/15/2025 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,186,770
Oklahoma State Industrial Authority, 5.25% due 7/1/2017 (Medical Research Foundation) (ETM)	NR/A2	1,075,000	1,087,040
Tulsa County Industrial Authority, 5.50% due 9/1/2018 (Jenks Public Schools)	AA-/NR	4,210,000	4,472,072
Tulsa County Industrial Authority, 4.50% due 9/1/2020 (Broken Arrow Public Schools)	AA-/NR	1,585,000	1,734,989
Tulsa County Industrial Authority, 4.50% due 9/1/2021 (Broken Arrow Public Schools)	AA-/NR	8,775,000	9,753,851
Tulsa Parking Authority, 3.00% due 7/1/2017	AA-/NR	1,470,000	1,477,894

OREGON — 1.33%
Oregon Facilities Authority, 4.50% due 3/15/2018 (Legacy Health System)	AA-/A1	1,100,000	1,134,892
Polk County Dallas School District No. 2 GO, 0% due 6/15/2017 (Capital Improvements)	AA+/NR	2,270,000	2,265,823
Polk County Dallas School District No. 2 GO, 0% due 6/15/2019 (Capital Improvements)	AA+/NR	515,000	499,715

Semi-Annual Report    31

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Polk County Dallas School District No. 2 GO, 0% due 6/15/2021 (Capital Improvements)	AA+/NR	$1,475,000	$1,374,567
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	89,625,000	89,899,253

PENNSYLVANIA — 4.56%
Adams County IDA, 5.00% due 8/15/2017 (Gettysburg College)	A/A2	1,340,000	1,360,864
Adams County IDA, 5.00% due 8/15/2019 (Gettysburg College)	A/A2	1,765,000	1,917,161
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2020 (Duquesne University of the Holy Spirit)	A/A2	250,000	273,903
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2023 (Duquesne University of the Holy Spirit)	A/A2	300,000	344,901
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2024 (Duquesne University of the Holy Spirit)	A/A2	500,000	581,645
Allegheny County Higher Education Building Authority, 5.00% due 3/1/2025 (Duquesne University of the Holy Spirit)	A/A2	1,145,000	1,342,581
Allegheny County Hospital Development Authority, 5.00% due 6/15/2017 (University of Pittsburgh Medical Center)	A+/Aa3	3,000,000	3,025,590
Allegheny County Hospital Development Authority, 5.00% due 9/1/2017 (University of Pittsburgh Medical Center)	A+/Aa3	1,875,000	1,906,500
Allegheny County Hospital Development Authority, 5.00% due 5/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	5,915,000	6,178,158
Allegheny County Hospital Development Authority, 5.00% due 6/15/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,310,000	3,467,655
Allegheny County Hospital Development Authority, 5.00% due 9/1/2018 (University of Pittsburgh Medical Center)	A+/Aa3	3,100,000	3,269,136
Allegheny County Sanitary Authority, 4.00% due 12/1/2018 (2015 Capital Project)	A/A1	650,000	680,979
Allegheny County Sanitary Authority, 5.00% due 12/1/2023 (2015 Capital Project)	A/A1	14,500,000	16,927,590
Allegheny County Sanitary Authority, 5.00% due 12/1/2024 (2015 Capital Project)	A/A1	4,650,000	5,484,675
Allegheny County Sanitary Authority, 5.00% due 12/1/2025 (2015 Capital Project; Insured: BAM)	AA/A1	1,000,000	1,190,960
Altoona Area School District GO, 3.00% due 12/1/2022 (Insured: AGM) (State Aid Withholding)	AA/NR	1,335,000	1,383,207
Athens Area School District GO, 3.00% due 4/15/2018 (Insured: AGM) (State Aid Withholding)	NR/A2	2,600,000	2,647,840
Athens Area School District GO, 3.00% due 4/15/2019 (Insured: AGM) (State Aid Withholding)	NR/A2	2,680,000	2,723,657
City of Philadelphia, 5.00% due 6/15/2017 (Water and Wastewater System; Insured: AGM)	AA/A1	5,570,000	5,617,902
City of Philadelphia, 5.00% due 10/1/2017 (Pennsylvania Gas Works)	A/Baa1	400,000	407,696
City of Philadelphia, 5.00% due 7/1/2018 (Pennsylvania Gas Works)	AA/A2	1,395,000	1,460,370
City of Philadelphia, 5.00% due 10/1/2020 (Pennsylvania Gas Works)	A/Baa1	1,500,000	1,658,070
City of Philadelphia, 5.00% due 8/1/2023 (Pennsylvania Gas Works)	A/Baa1	3,750,000	4,312,087
City of Philadelphia, 5.00% due 8/1/2024 (Pennsylvania Gas Works)	A/Baa1	4,000,000	4,614,920
City of Philadelphia, 5.00% due 10/1/2024 (Water and Wastewater System)	A+/A1	3,385,000	3,985,770
City of Philadelphia, 5.00% due 10/1/2024 (Pennsylvania Gas Works)	A/Baa1	1,000,000	1,155,940
City of Philadelphia, 5.00% due 8/1/2025 (Pennsylvania Gas Works)	A/Baa1	1,900,000	2,202,841
City of Philadelphia, 5.00% due 10/1/2025 (Water and Wastewater System)	A+/A1	4,430,000	5,260,315
City of Philadelphia, 5.00% due 10/1/2026 (Water and Wastewater System)	A+/A1	2,070,000	2,474,747
City of Philadelphia GO, 5.00% due 8/1/2025 (Insured: AGM)	AA/A2	7,965,000	9,244,657
City of Philadelphia GO, 5.00% due 8/1/2026 (Insured: AGM)	AA/A2	14,715,000	17,194,772
City of Philadelphia GO, 5.00% due 8/1/2027 (Insured: AGM)	AA/A2	6,005,000	7,070,467
City of Pittsburgh GO, 5.00% due 9/1/2022 (Insured: BAM)	AA/A1	1,100,000	1,265,935
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2023 (Capital Facilities)	AA-/Aa3	19,125,000	22,278,904
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2024 (Capital Facilities)	AA-/Aa3	15,500,000	18,161,040
Commonwealth of Pennsylvania GO, 5.00% due 8/15/2025 (Capital Facilities)	AA-/Aa3	14,825,000	17,402,771
Economy Borough Municipal Authority, 3.00% due 12/15/2018 (Beaver County Sewer System; Insured: BAM)	AA/NR	435,000	446,884
Economy Borough Municipal Authority, 4.00% due 12/15/2020 (Beaver County Sewer System; Insured: BAM)	AA/NR	605,000	651,706
Economy Borough Municipal Authority, 4.00% due 12/15/2022 (Beaver County Sewer System; Insured: BAM)	AA/NR	1,180,000	1,287,144
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 7/1/2041 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	8,100,000	8,100,000
Lancaster County Hospital Authority, 4.00% due 11/1/2017 (Masonic Villages Project)	A/NR	865,000	878,805
Lancaster County Hospital Authority, 5.00% due 11/1/2018 (Masonic Villages Project)	A/NR	1,105,000	1,164,792
Lancaster County Solid Waste Management Authority, 5.00% due 12/15/2023 (Harrisburg Resource Recovery Facility)	AA-/NR	2,680,000	3,079,776
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2024 (Harrisburg Resource Recovery Facility)	AA-/NR	4,770,000	5,567,258
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	6,360,000	6,359,300
Lehigh County IDA, 0.90% due 9/1/2029 put 9/1/2017 (PPL Electric Utilities Corp.)	A/A1	17,250,000	17,228,610
Luzerne County GO, 5.00% due 11/15/2021 (Insured: AGM)	AA/NR	2,680,000	2,981,232
Luzerne County GO, 5.00% due 11/15/2022 (Insured: AGM)	AA/NR	2,560,000	2,869,965
Luzerne County GO, 5.00% due 11/15/2023 (Insured: AGM)	AA/NR	2,600,000	2,931,370
Luzerne County GO, 5.00% due 11/15/2024 (Insured: AGM)	AA/NR	4,000,000	4,530,800
Monroeville Finance Authority, 5.00% due 2/15/2021 (University of Pittsburgh Medical Center)	A+/Aa3	2,400,000	2,702,520
Monroeville Finance Authority, 5.00% due 2/15/2022 (University of Pittsburgh Medical Center)	A+/Aa3	1,250,000	1,431,450
Montgomery County Higher Education & Health Authority, 5.00% due 6/1/2022 (Abington Memorial Hospital)	A+/NR	3,000,000	3,442,440
Northampton Borough Municipal Authority, 4.00% due 5/15/2021 (Water System; Insured: AGM)	NR/A1	500,000	535,695
Northampton Borough Municipal Authority, 4.00% due 5/15/2022 (Water System; Insured: AGM)	NR/A1	1,185,000	1,274,728
Northampton Borough Municipal Authority, 3.00% due 5/15/2023 (Water System; Insured: AGM)	NR/A1	1,255,000	1,282,447
Norwin School District GO, 4.00% due 4/1/2018 (Insured: AGM) (State Aid Withholding)	AA/A1	1,835,000	1,885,646
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	5,600,000	6,041,504
Pennsylvania Higher Educational Facilities Authority, 5.00% due 5/15/2020 (University of Pittsburgh Medical Center)	A+/Aa3	5,100,000	5,649,525
Pennsylvania Higher Educational Facilities Authority, 4.00% due 10/1/2022 (Shippensburg University Student Services, Inc. Student Housing)	BBB-/Baa3	1,825,000	1,904,661
Pennsylvania Higher Educational Facilities Authority, 5.00% due 11/1/2023 (Saint Joseph’s University)	A-/NR	1,075,000	1,196,066

32    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Philadelphia Authority for Industrial Development, 5.00% due 8/1/2020 (Mast Charter School) (ETM)	BBB/NR	$420,000	$445,801
Philadelphia Parking Authority, 5.00% due 9/1/2017	A/A1	1,020,000	1,037,483
Philadelphia School District GO, 4.50% due 9/1/2017 (State Aid Withholding)	NR/A2	2,270,000	2,296,173
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	18,410,000	19,647,520
Philadelphia School District GO, 5.00% due 9/1/2019 (State Aid Withholding)	NR/A2	4,210,000	4,498,174
Philadelphia School District GO, 5.25% due 9/1/2021 (State Aid Withholding)	NR/A2	2,265,000	2,487,695
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2023	A/A2	2,520,000	2,932,927
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	7,365,000	8,549,513
Pittsburgh Water and Sewer Authority, 5.00% due 9/1/2024	A/A2	2,395,000	2,780,188
Plum Borough School District GO, 3.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	240,000	242,131
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	740,000	769,267
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	390,000	413,306
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	395,000	418,605
Plum Borough School District GO, 4.00% due 9/15/2019 (Insured: BAM) (State Aid Withholding)	AA/NR	1,205,000	1,277,011
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	1,455,000	1,567,690
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	1,610,000	1,755,528
Plum Borough School District GO, 5.00% due 9/15/2022 (Insured: BAM) (State Aid Withholding)	AA/NR	1,410,000	1,609,557
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	1,495,000	1,721,448
Plum Borough School District GO, 5.00% due 9/15/2023 (Insured: BAM) (State Aid Withholding)	AA/NR	470,000	541,191
Plum Borough School District GO, 5.00% due 9/15/2024 (Insured: BAM) (State Aid Withholding)	AA/NR	1,885,000	2,191,784
Wayne County Hospital and HFA, 2.00% due 7/1/2017 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,000,000	1,002,710
Wayne County Hospital and HFA, 2.00% due 7/1/2018 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	625,000	632,037
Wayne County Hospital and HFA, 3.00% due 7/1/2019 (Wayne Memorial Hospital; Insured: AGM)	AA/NR	1,185,000	1,210,774

RHODE ISLAND — 1.58%
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2018 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	870,000	921,078
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2019 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,250,000	1,366,475
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2020 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	1,300,000	1,459,770
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2021 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,000,000	2,296,900
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2022 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,280,000	2,663,998
Rhode Island Clean Water Finance Agency, 5.00% due 10/1/2023 (Public Drinking Water Supply or Treatment Facilities)	AAA/NR	2,380,000	2,818,753
Rhode Island Convention Center Authority, 5.00% due 5/15/2018 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,150,397
Rhode Island Convention Center Authority, 5.00% due 5/15/2019 (Convention Center and Parking Projects)	AA-/A1	7,310,000	7,852,402
Rhode Island Convention Center Authority, 5.00% due 5/15/2020 (Convention Center and Parking Projects)	AA-/A1	5,890,000	6,474,818
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island)	A+/A1	355,000	394,288
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2020 (University of Rhode Island Auxiliary Enterprise)	A+/A1	750,000	833,002
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2022 (University of Rhode Island)	A+/A1	465,000	533,462
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2023 (University of Rhode Island Auxiliary Enterprise)	A+/A1	1,400,000	1,625,652
Rhode Island Health and Educational Building Corp., 5.00% due 9/15/2025 (University of Rhode Island)	A+/A1	500,000	591,905
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Kent County Courthouse)	AA-/Aa3	600,000	652,878
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2019 (Training School)	AA-/Aa3	1,575,000	1,713,805
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Kent County Courthouse)	AA-/Aa3	1,375,000	1,530,017
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2020 (Training School)	AA-/Aa3	1,405,000	1,563,400
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Kent County Courthouse)	AA-/Aa3	2,000,000	2,269,400
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2021 (Training School)	AA-/Aa3	3,540,000	4,016,838
State of Rhode Island and Providence Plantations COP, 5.00% due 4/1/2022 (Energy Conservation)	AA-/Aa3	2,020,000	2,297,992
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Kent County Courthouse)	AA-/Aa3	2,100,000	2,409,771
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2022 (Training School)	AA-/Aa3	3,620,000	4,153,986
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Kent County Courthouse)	AA-/Aa3	1,500,000	1,740,525
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2023 (Training School)	AA-/Aa3	1,705,000	1,978,397
State of Rhode Island and Providence Plantations COP, 5.00% due 11/1/2024 (Information Technology)	AA-/Aa3	3,010,000	3,515,800
State of Rhode Island and Providence Plantations GO, 5.00% due 10/1/2019 (Consolidated Capital Development Loan)	AA/Aa2	5,000,000	5,483,450
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2020 (Consolidated Capital Development Loan)	AA/Aa2	8,365,000	9,360,519
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2020 (Consolidated Capital Development Loan)	AA/Aa2	1,200,000	1,312,224
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2021 (Consolidated Capital Development Loan)	AA/Aa2	16,535,000	18,917,528
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2021 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,110,980
State of Rhode Island and Providence Plantations GO, 5.00% due 8/1/2022 (Consolidated Capital Development Loan)	AA/Aa2	9,825,000	11,381,182
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2022 (Consolidated Capital Development Loan)	AA/Aa2	1,000,000	1,118,700

SOUTH CAROLINA — 0.79%
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2019 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,074,430
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2021 (Waterworks & Sewer System)	AA/Aa1	750,000	851,640
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2022 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,158,020
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2023 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,176,910
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2024 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,189,930
Beaufort-Jasper Water & Sewer Authority, 5.00% due 3/1/2025 (Waterworks & Sewer System)	AA/Aa1	1,000,000	1,202,710
Berkeley County School District, 5.00% due 12/1/2020 (School Facility Equipment Acquisition)	AA-/NR	550,000	610,335

Semi-Annual Report    33

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Berkeley County School District, 5.00% due 12/1/2021 (School Facility Equipment Acquisition)	AA-/NR	$1,000,000	$1,128,550
Berkeley County School District, 5.00% due 12/1/2024 (School Facility Equipment Acquisition)	AA-/NR	2,000,000	2,313,540
Charleston County, 5.00% due 12/1/2022 (South Aviation Ave. Construction)	AA+/NR	1,810,000	2,120,741
Charleston County, 5.00% due 12/1/2023 (South Aviation Ave. Construction)	AA+/NR	2,460,000	2,918,519
City of Charleston Public Facilities Corp., 5.00% due 9/1/2019 (City of Charleston Project)	AA+/Aa1	390,000	424,928
City of Charleston Public Facilities Corp., 5.00% due 9/1/2020 (City of Charleston Project)	AA+/Aa1	700,000	780,451
City of Charleston Public Facilities Corp., 5.00% due 9/1/2021 (City of Charleston Project)	AA+/Aa1	460,000	523,535
City of Charleston Public Facilities Corp., 5.00% due 9/1/2022 (City of Charleston Project)	AA+/Aa1	425,000	491,632
City of Charleston Public Facilities Corp., 5.00% due 9/1/2023 (City of Charleston Project)	AA+/Aa1	345,000	404,157
City of Charleston Public Facilities Corp., 5.00% due 9/1/2025 (City of Charleston Project)	AA+/Aa1	930,000	1,105,724
City of North Charleston Public Facilities Corp. COP, 5.00% due 10/1/2017 (Convention Center Complex)	AA-/NR	710,000	724,562
Greenwood County, 5.00% due 10/1/2022 (Self Regional Healthcare)	A+/A1	1,000,000	1,142,970
Piedmont Municipal Power Agency, 6.75% due 1/1/2019 (Insured: Natl-Re)	NR/A3	3,800,000	4,148,916
SCAGO Educational Facilities Corp., 5.00% due 12/1/2021 (School District of Pickens County)	A/A1	1,810,000	2,061,101
SCAGO Educational Facilities Corp., 5.00% due 12/1/2022 (School District of Pickens County)	A/A1	500,000	576,275
SCAGO Educational Facilities Corp., 5.00% due 12/1/2023 (School District of Pickens County)	A/A1	1,000,000	1,163,330
SCAGO Educational Facilities Corp., 5.00% due 12/1/2024 (School District of Pickens County)	A/A1	1,010,000	1,184,417
SCAGO Educational Facilities Corp., 5.00% due 12/1/2025 (School District of Pickens County)	A/A1	1,000,000	1,170,580
York County Rock Hill School District No. 3 GO, 3.00% due 9/29/2017	SP-1+/Mig1	24,465,000	24,706,470

SOUTH DAKOTA — 0.31%
South Dakota Building Authority, 5.00% due 6/1/2022	AA+/Aa1	500,000	578,575
South Dakota Building Authority, 5.00% due 6/1/2024	AA+/Aa1	1,000,000	1,165,000
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2017 (Prairie Lakes Health)	A+/NR	2,215,000	2,215,000
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2017 (Regional Health)	NR/A1	1,100,000	1,118,579
South Dakota Health & Educational Facilities Authority, 3.00% due 11/1/2017 (Sanford Health)	A+/A1	450,000	455,422
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2018 (Prairie Lakes Health)	A+/NR	2,290,000	2,358,975
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,275,000	1,343,633
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2018 (Regional Health)	NR/A1	1,000,000	1,053,250
South Dakota Health & Educational Facilities Authority, 4.00% due 11/1/2018 (Sanford Health)	A+/A1	800,000	835,744
South Dakota Health & Educational Facilities Authority, 5.00% due 4/1/2019 (Prairie Lakes Health)	A+/NR	2,440,000	2,574,200
South Dakota Health & Educational Facilities Authority, 5.00% due 9/1/2020 (Regional Health)	NR/A1	1,000,000	1,114,470
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Avera Health)	AA-/A1	1,670,000	1,896,469
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2021 (Sanford Health)	A+/A1	350,000	399,931
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2022 (Sanford Health)	A+/A1	1,070,000	1,242,120
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	400,000	475,664
South Dakota Health & Educational Facilities Authority, 5.00% due 11/1/2025 (Sanford Health)	A+/A1	965,000	1,158,270
South Dakota Housing Development Authority, 4.00% due 11/1/2017 (Single Family Mtg)	NR/Aa2	1,055,000	1,074,022
South Dakota Housing Development Authority, 4.00% due 11/1/2018 (Single Family Mtg)	NR/Aa2	1,165,000	1,218,054

TENNESSEE — 0.93%
Clarksville Natural Gas Acquisition Corp., 5.00% due 12/15/2019	NR/Baa1	6,000,000	6,446,940
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2024	AA/Aa2	7,000,000	8,324,470
Metropolitan Government of Nashville and Davidson County GO, 5.00% due 1/1/2025	AA/Aa2	13,400,000	16,112,428
State of Tennessee GO, 4.00% due 8/1/2017	AAA/Aaa	3,250,000	3,285,555
State of Tennessee GO, 4.00% due 8/1/2018	AAA/Aaa	2,000,000	2,081,820
State of Tennessee GO, 5.00% due 8/1/2018	AAA/Aaa	2,000,000	2,110,460
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	3,000,000	3,277,110
State of Tennessee GO, 5.00% due 8/1/2019	AAA/Aaa	2,000,000	2,184,740
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,249,420
State of Tennessee GO, 5.00% due 8/1/2020	AAA/Aaa	2,000,000	2,249,420
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2017	BBB+/A3	11,000,000	11,176,550
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2018	BBB+/A3	5,000,000	5,261,050
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2020	BBB+/A3	1,190,000	1,320,841

TEXAS — 10.72%
Austin Community College Public Facilities Corp., 5.25% due 8/1/2017 (Round Rock Campus) (ETM)	AA/Aa2	1,500,000	1,522,395
Bexar County Hospital District GO, 5.00% due 2/15/2022 (University Health System)	AA+/Aa1	1,250,000	1,428,163
Bexar County Hospital District GO, 5.00% due 2/15/2023 (University Health System)	AA+/Aa1	1,250,000	1,446,462
Bexar County Hospital District GO, 5.00% due 2/15/2024 (University Health System)	AA+/Aa1	1,500,000	1,752,435
Bexar County Hospital District GO, 5.00% due 2/15/2025 (University Health System)	AA+/Aa1	2,355,000	2,771,011
Bexar County Hospital District GO, 5.00% due 2/15/2026 (University Health System)	AA+/Aa1	1,500,000	1,776,885
Bexar County Hospital District GO, 5.00% due 2/15/2027 (University Health System)	AA+/Aa1	1,500,000	1,769,400
Capital Area Cultural Education Facilities Finance Corp., 5.00% due 4/1/2018 (Roman Catholic Diocese of Austin)	NR/Baa1	1,370,000	1,413,470
Cities of Dallas and Fort Worth, 5.25% due 11/1/2023 (DFW International Airport Terminal Renewal & Improvement Program)	A+/A1	3,000,000	3,449,460
City of Austin, 5.00% due 11/15/2022 (Water and Wastewater System)	AA/Aa2	2,640,000	3,015,250
City of Austin, 5.00% due 11/15/2025 (Water and Wastewater System)	AA/Aa2	2,485,000	2,998,923

34    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Austin, 5.00% due 11/15/2026 (Water and Wastewater System)	AA/Aa2	$3,330,000	$4,044,385
City of Beaumont, 5.00% due 9/1/2023 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	5,000,000	5,858,450
City of Beaumont, 5.00% due 9/1/2024 (Waterworks & Sewer System Improvements; Insured: AGM)	AA/A2	2,500,000	2,905,325
City of Beaumont GO, 5.00% due 3/1/2022	AA-/Aa2	1,000,000	1,147,830
City of Beaumont GO, 5.00% due 3/1/2023	AA-/Aa2	1,000,000	1,164,710
City of Beaumont GO, 5.00% due 3/1/2024	AA-/Aa2	1,500,000	1,763,730
City of Beaumont GO, 5.00% due 3/1/2025	AA-/Aa2	3,060,000	3,631,394
City of Beaumont GO, 5.00% due 3/1/2026	AA-/Aa2	1,930,000	2,304,459
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,500,000	1,670,475
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,300,000	1,494,909
City of Brownsville, 5.00% due 9/1/2022 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,520,000	1,747,894
City of Brownsville, 5.00% due 9/1/2023 (Water, Wastewater & Electric Utilities Systems)	A+/A2	2,380,000	2,760,729
City of Bryan, 5.00% due 7/1/2019 (Electric System Improvements)	A+/A2	8,000,000	8,074,480
City of Bryan, 5.00% due 7/1/2026 (Electric System Improvements)	A+/NR	535,000	634,392
City of Dallas GO, 5.00% due 2/15/2021 (Trinity River Corridor Infrastructure)	AA-/A1	1,965,000	2,186,279
City of Dallas GO, 5.00% due 2/15/2022	AA-/A1	13,955,000	15,760,219
City of Dallas GO, 5.00% due 2/15/2022 (Public Improvements)	AA-/A1	2,500,000	2,823,400
City of Dallas GO, 5.00% due 2/15/2023	AA-/A1	5,000,000	5,600,100
City of Dallas GO, 5.00% due 2/15/2024 (Trinity River Corridor Infrastructure)	AA-/A1	2,705,000	3,113,644
City of Dallas GO, 5.00% due 2/15/2024 (Trinity River Corridor Infrastructure)	AA-/A1	10,235,000	11,572,714
City of Dallas GO, 5.00% due 2/15/2025 (Trinity River Corridor Infrastructure)	AA-/A1	9,350,000	10,651,146
City of Dallas GO, 5.00% due 2/15/2025 (Public Improvements)	AA-/NR	3,000,000	3,471,930
City of Dallas GO, 5.00% due 2/15/2026 (Trinity River Corridor Infrastructure)	AA-/A1	8,585,000	9,695,040
City of Denton GO, 5.00% due 2/15/2019	AA+/Aa2	3,990,000	4,278,876
City of Denton GO, 5.00% due 2/15/2020	AA+/Aa2	4,195,000	4,485,965
City of Houston, 5.00% due 7/1/2017 (Airport System)	AA-/Aa3	1,600,000	1,616,560
City of Houston, 5.00% due 7/1/2018 (Airport System)	AA-/Aa3	1,000,000	1,049,170
City of Houston, 0% due 9/1/2020 (Convention & Entertainment Facilities; Insured: AGM/AMBAC)	AA/A2	3,650,000	3,343,874
City of Houston, 5.00% due 9/1/2020 (Convention & Entertainment Facilities)	A-/A2	650,000	722,261
City of Houston, 5.00% due 9/1/2021 (Convention & Entertainment Facilities)	A-/A2	1,500,000	1,694,910
City of Houston, 5.00% due 11/15/2021 (Combined Utility System)	NR/Aa2	5,455,000	6,266,977
City of Houston, 5.00% due 5/15/2022 (Combined Utility System)	AA/Aa2	3,000,000	3,477,570
City of Houston, 5.00% due 9/1/2022 (Convention & Entertainment Facilities)	A-/A2	600,000	683,904
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	AA/Aa2	7,535,000	8,817,080
City of Houston, 5.00% due 11/15/2022 (Combined Utility System)	NR/Aa2	7,110,000	8,307,324
City of Houston, 5.00% due 5/15/2023 (Combined Utility System)	AA/Aa2	4,445,000	5,227,098
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	AA/Aa2	5,000,000	5,924,700
City of Houston, 5.00% due 11/15/2023 (Combined Utility System)	NR/Aa2	7,400,000	8,758,492
City of Houston, 5.00% due 5/15/2024 (Combined Utility System)	AA/Aa2	7,250,000	8,608,577
City of Houston, 5.00% due 9/1/2024 (Convention & Entertainment Facilities)	A-/A2	1,215,000	1,410,494
City of Houston, 5.00% due 11/15/2024 (Combined Utility System)	AA/Aa2	5,000,000	5,972,100
City of Houston, 5.00% due 11/15/2025 (Combined Utility System)	NR/Aa2	16,000,000	19,253,440
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	4,000,000	4,416,560
City of Houston GO, 5.00% due 3/1/2025 (Public Improvements)	AA/Aa3	23,570,000	27,877,889
City of Houston GO, 5.00% due 3/1/2026 (Public Improvements)	AA/Aa3	10,455,000	12,428,381
City of Laredo, 5.00% due 3/15/2021 (Sports Venues; Insured: AGM)	AA/A1	600,000	674,298
City of Laredo, 5.00% due 3/15/2022 (Sports Venues; Insured: AGM)	AA/A1	2,000,000	2,277,040
City of Laredo, 5.00% due 3/15/2023 (Sports Venues; Insured: AGM)	AA/A1	1,500,000	1,725,270
City of Laredo, 5.00% due 3/15/2024 (Sports Venues; Insured: AGM)	AA/A1	300,000	347,934
City of Laredo GO, 4.00% due 2/15/2018 (Acquire & Purchase Personal Property)	AA/Aa2	675,000	693,029
City of Laredo GO, 4.00% due 2/15/2018 (City Infrastructure Improvements)	AA/Aa2	175,000	179,674
City of Laredo GO, 4.00% due 2/15/2019 (Acquire & Purchase Personal Property)	AA/Aa2	305,000	321,272
City of Laredo GO, 4.00% due 2/15/2019 (City Infrastructure Improvements)	AA/Aa2	65,000	68,468
City of Laredo GO, 4.00% due 2/15/2020 (City Infrastructure Improvements)	AA/Aa2	110,000	118,346
City of Laredo GO, 5.00% due 2/15/2020 (Acquire & Purchase Personal Property)	AA/Aa2	735,000	811,418
City of Laredo GO, 5.00% due 2/15/2021 (Acquire & Purchase Personal Property)	AA/Aa2	775,000	877,130
City of Laredo GO, 5.00% due 2/15/2021 (City Infrastructure Improvements)	AA/Aa2	125,000	141,473
City of Laredo GO, 5.00% due 2/15/2022 (Acquire & Purchase Personal Property)	AA/Aa2	810,000	934,627
City of Laredo GO, 5.00% due 2/15/2022 (City Infrastructure Improvements)	AA/Aa2	150,000	173,079
City of Laredo GO, 5.00% due 2/15/2023 (City Infrastructure Improvements)	AA/Aa2	275,000	322,218
City of Laredo GO, 5.00% due 2/15/2023 (Acquire & Purchase Personal Property)	AA/Aa2	855,000	1,001,804
City of Laredo GO, 5.00% due 2/15/2024 (City Infrastructure Improvements)	AA/Aa2	445,000	526,982
City of Laredo GO, 5.00% due 2/15/2024 (Acquire & Purchase Personal Property)	AA/Aa2	900,000	1,065,807
City of Laredo GO, 5.00% due 2/15/2025 (City Infrastructure Improvements)	AA/Aa2	380,000	454,621
City of Laredo GO, 5.00% due 2/15/2025 (Acquire & Purchase Personal Property)	AA/Aa2	945,000	1,130,570
City of Laredo GO, 5.00% due 2/15/2026 (City Infrastructure Improvements)	AA/Aa2	1,000,000	1,205,760

Semi-Annual Report    35

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Laredo GO, 5.00% due 2/15/2026 (Acquire & Purchase Personal Property)	AA/Aa2	$995,000	$1,199,731
City of Laredo GO, 5.00% due 2/15/2027 (City Infrastructure Improvements)	AA/Aa2	500,000	597,640
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,000,000	2,210,340
City of Lubbock GO, 5.00% due 2/15/2020 (Waterworks System)	AA+/Aa2	2,325,000	2,569,520
City of Lubbock GO, 5.00% due 2/15/2021 (Waterworks System)	AA+/Aa2	7,490,000	8,474,036
City of Lubbock GO, 5.00% due 2/15/2022 (Waterworks System)	AA+/Aa2	2,895,000	3,338,948
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	4,180,000	4,895,156
City of Lubbock GO, 5.00% due 2/15/2023 (Waterworks System)	AA+/Aa2	500,000	585,545
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,460,000	5,278,544
City of Lubbock GO, 5.00% due 2/15/2024 (Waterworks System)	AA+/Aa2	4,440,000	5,254,873
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	7,735,000	9,247,811
City of Lubbock GO, 5.00% due 2/15/2025 (Waterworks System)	AA+/Aa2	5,725,000	6,844,695
City of McAllen, 5.00% due 3/1/2024 (International Toll Bridge System; Insured: AGM)	AA/NR	1,000,000	1,162,710
City of McAllen, 5.00% due 3/1/2025 (International Toll Bridge System; Insured: AGM)	AA/NR	890,000	1,041,603
City of McAllen, 5.00% due 3/1/2027 (International Toll Bridge System; Insured: AGM)	AA/NR	1,125,000	1,316,194
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2020 (University of the Incarnate Word)	NR/A3	3,620,000	4,025,042
City of Olmos Park Higher Education Facilities Corp., 5.00% due 12/1/2021 (University of the Incarnate Word)	NR/A3	1,000,000	1,130,930
City of San Antonio, 5.00% due 5/15/2023 (San Antonio Water System)	AA/Aa2	1,500,000	1,762,980
City of San Antonio, 5.25% due 2/1/2024 (CPS Energy)	AA/Aa1	7,000,000	8,440,600
City of San Antonio, 5.00% due 5/15/2024 (San Antonio Water System)	AA/Aa2	1,500,000	1,778,910
City of San Antonio, 5.00% due 5/15/2025 (San Antonio Water System)	AA/Aa2	1,000,000	1,197,590
City of San Antonio, 5.00% due 5/15/2026 (San Antonio Water System)	AA/Aa2	1,200,000	1,446,636
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2020 (CPS Energy)	AA-/Aa2	36,000,000	37,699,560
City of San Antonio GO, 5.00% due 2/1/2023 (San Antonio Water System)	AAA/Aaa	13,880,000	16,344,672
City of San Antonio GO, 5.00% due 2/1/2024 (San Antonio Water System)	AAA/Aaa	14,595,000	17,397,678
City of San Antonio GO, 5.00% due 2/1/2025 (San Antonio Water System)	AAA/Aaa	15,340,000	18,489,916
City of San Antonio Public Facilities Corp., 5.00% due 9/15/2022 (Convention Center Refinancing & Expansion)	AA+/Aa2	1,450,000	1,674,808
Clifton Higher Education Finance Corp., 5.00% due 8/15/2017 (IDEA Public Schools)	BBB/NR	315,000	318,430
Clifton Higher Education Finance Corp., 5.00% due 8/15/2018 (IDEA Public Schools)	BBB/NR	325,000	337,272
Clifton Higher Education Finance Corp., 5.00% due 8/15/2019 (IDEA Public Schools)	BBB/NR	445,000	471,829
Clifton Higher Education Finance Corp., 5.00% due 8/15/2023 (IDEA Public Schools)	BBB/NR	1,100,000	1,203,983
Corpus Christi Business and Job Development Corp., 5.00% due 3/1/2021 (Seawall Project)	A+/A1	625,000	698,138
Dallas Area Rapid Transit, 5.00% due 12/1/2026	AA+/Aa2	2,245,000	2,692,720
Dallas Convention Center Hotel Development Corp., 0% due 1/1/2018	A-/Baa1	5,240,000	5,177,749
Dallas Convention Center Hotel Development Corp., 5.00% due 1/1/2019	A-/Baa1	5,200,000	5,514,028
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2019	A/A2	1,050,000	1,120,907
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2020	A/A2	1,050,000	1,150,674
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2021	A/A2	3,000,000	3,357,780
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2022	A/A2	2,430,000	2,757,564
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2023	A/A2	510,000	586,852
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2024	A/A2	950,000	1,103,330
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2025	A/A2	2,920,000	3,408,574
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	A/A2	5,625,000	6,616,800
Dallas ISD GO, 5.00% due 2/15/2036 put 2/15/2022 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	3,975,000	4,524,186
Grayson County GO, 4.00% due 1/1/2020 (State Highway Toll System)	AA/Aa2	2,000,000	2,140,320
Grayson County GO, 5.00% due 1/1/2022 (State Highway Toll System)	AA/Aa2	3,000,000	3,436,560
Guadalupe-Blanco River Authority, 5.625% due 10/1/2017 (AEP Texas Central Co.)	A-/Baa1	5,000,000	5,109,700
[a] Gulf Coast Waste Disposal Authority, 4.00% due 10/1/2017 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	800,000	812,080
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2019 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,000,000	1,092,010
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2020 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	2,000,000	2,228,020
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2022 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/A2	1,635,000	1,870,244
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2023 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	500,000	577,970
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2024 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	350,000	408,198
Gulf Coast Waste Disposal Authority, 5.00% due 10/1/2025 (Bayport Area Wastewater Treatment System; Insured: AGM)	AA/NR	1,000,000	1,177,180
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2018 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	2,365,000	2,510,211
Harris County Cultural Education Facilities Finance Corp., 5.00% due 11/15/2019 (Texas Medical Center Central Heating & Cooling Services Corp.)	AA/Aa3	1,000,000	1,094,260
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2022 (Memorial Hermann Health)	A+/A1	200,000	232,598
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2023 (Memorial Hermann Health)	A+/A1	400,000	469,668
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2024 (Memorial Hermann Health)	A+/A1	3,000,000	3,559,290
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2025 (Memorial Hermann Health)	A+/A1	2,845,000	3,335,791
Harris County GO, 5.00% due 10/1/2017 (Texas Permanent Improvement)	AAA/Aaa	3,500,000	3,573,815
Harris County GO, 5.00% due 10/1/2018 (Texas Permanent Improvement)	AAA/Aaa	3,000,000	3,180,300
Harris County GO, 5.00% due 10/1/2019 (Texas Permanent Improvement)	AAA/Aaa	700,000	766,955
Harris County GO, 5.00% due 10/1/2020 (Texas Permanent Improvement)	AAA/Aaa	500,000	562,360

36    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Harris County Health Facilities Development Corp., 7.00% due 12/1/2027 pre-refunded 12/1/2018 (Memorial Hermann Health; LOC: JPMorgan Chase Bank, N.A.)	NR/NR	$1,245,000	$1,367,520
Harris County-Houston Sports Authority, 5.00% due 11/15/2022 (Insured: AGM)	AA/A2	5,410,000	6,243,248
Harris County-Houston Sports Authority, 5.00% due 11/15/2023 (Insured: AGM)	AA/A2	9,975,000	11,652,196
Harris County-Houston Sports Authority, 5.00% due 11/15/2024 (Insured: AGM)	AA/A2	7,930,000	9,337,892
Hays County GO, 5.00% due 2/15/2022	AA/NR	750,000	862,740
[a] Hays County GO, 5.00% due 2/15/2023	AA/NR	1,500,000	1,745,760
Hays County GO, 5.00% due 2/15/2024	AA/NR	1,300,000	1,527,682
Hays County GO, 5.00% due 2/15/2025	AA/NR	500,000	593,035
Houston Higher Education Finance Corp., 5.00% due 8/15/2017 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	925,000	939,273
Houston Higher Education Finance Corp., 5.00% due 8/15/2019 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,020,000	1,109,933
Houston Higher Education Finance Corp., 5.875% due 5/15/2021 (Cosmos Foundation, Inc.)	BBB/NR	1,410,000	1,511,139
Houston Higher Education Finance Corp., 5.00% due 8/15/2021 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	300,000	342,636
Houston Higher Education Finance Corp., 5.00% due 8/15/2022 (KIPP, Inc.; Guaranty: PSF)	AAA/NR	1,185,000	1,372,668
Katy ISD GO, 5.00% due 2/15/2023 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	1,500,000	1,764,840
Katy ISD GO, 5.00% due 2/15/2024 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,385,000	2,837,840
Katy ISD GO, 5.00% due 2/15/2025 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,830,000	3,406,103
Katy ISD GO, 5.00% due 2/15/2026 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	2,955,000	3,586,365
Keller ISD GO, 5.00% due 8/15/2023	AAA/Aaa	1,715,000	2,029,857
Keller ISD GO, 5.00% due 8/15/2024	AAA/Aaa	3,250,000	3,892,785
Keller ISD GO, 5.00% due 8/15/2025	AAA/Aaa	7,140,000	8,647,468
Keller ISD GO, 5.00% due 8/15/2026	AAA/Aaa	8,425,000	10,154,063
Laredo Community College District GO, 5.00% due 8/1/2019 (School Facilities Improvements)	AA-/Aa3	880,000	952,908
Laredo Community College District GO, 5.00% due 8/1/2020 (School Facilities Improvements)	AA-/Aa3	1,360,000	1,508,621
Laredo Community College District GO, 5.00% due 8/1/2022 (School Facilities Improvements)	AA-/Aa3	655,000	751,599
Laredo Community College District GO, 5.00% due 8/1/2023 (School Facilities Improvements)	AA-/Aa3	610,000	707,252
Laredo Community College District GO, 5.00% due 8/1/2024 (School Facilities Improvements)	AA-/Aa3	715,000	835,635
Lower Colorado River Authority, 5.00% due 5/15/2025 pre-refunded 5/15/2022	NR/NR	55,000	63,880
Lower Colorado River Authority, 5.00% due 5/15/2025	A/A2	8,020,000	9,135,582
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2019	AA+/Aa2	2,960,000	3,246,528
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2020	AA+/Aa2	1,565,000	1,760,797
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2021	AA+/Aa2	1,000,000	1,149,480
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2022	AA+/Aa2	1,750,000	2,045,312
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2023	AA+/Aa2	1,125,000	1,332,304
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2024	AA+/Aa2	1,140,000	1,360,168
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2025	AA+/Aa2	1,220,000	1,469,588
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2026	AA+/Aa2	1,000,000	1,213,110
Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2027	AA+/Aa2	1,120,000	1,344,750
New Caney ISD GO, 5.00% due 2/15/2024 (Guaranty: PSF)	AAA/Aaa	865,000	1,002,942
North East ISD GO, 2.00% due 8/1/2044 put 8/1/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	10,445,000	10,598,228
North Harris County Regional Water Authority, 5.00% due 12/15/2020 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,123,640
North Harris County Regional Water Authority, 5.00% due 12/15/2021 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,145,620
North Harris County Regional Water Authority, 5.00% due 12/15/2023 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,000,000	1,169,990
North Harris County Regional Water Authority, 5.00% due 12/15/2025 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	2,000,000	2,375,980
North Harris County Regional Water Authority, 5.00% due 12/15/2026 (Regional Water Production Design, Acquisition and Construction)	AA-/NR	1,490,000	1,785,601
North Texas Tollway Authority, 5.00% due 1/1/2024	A/A1	12,000,000	14,047,320
Northside ISD GO, 2.00% due 6/1/2039 put 6/1/2019 (Educational Facilities; Guaranty: PSF)	NR/Aaa	2,135,000	2,158,485
Pasadena ISD GO, 3.00% due 2/15/2044 put 8/15/2019 (Educational Facilities; Guaranty: PSF)	AAA/Aaa	8,775,000	9,133,371
Round Rock ISD GO, 5.00% due 8/1/2017 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,290,000	1,308,473
Round Rock ISD GO, 5.00% due 8/1/2018 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,075,000	1,133,340
Round Rock ISD GO, 5.00% due 8/1/2019 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,500,000	1,633,515
Round Rock ISD GO, 5.00% due 8/1/2020 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,119,190
Round Rock ISD GO, 5.00% due 8/1/2021 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,000,000	2,293,620
Round Rock ISD GO, 5.00% due 8/1/2022 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	670,000	782,419
Round Rock ISD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,305,000	2,759,500
Round Rock ISD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,000,000	1,210,560
Round Rock ISD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	1,575,000	1,893,008
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2017	BBB+/NR	1,000,000	1,019,720
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2019	BBB+/NR	2,565,000	2,780,486
Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2020	BBB+/NR	1,620,000	1,790,132
San Antonio Public Facilities Corp., 5.00% due 9/15/2020 (Convention Center Refinancing & Expansion)	AA+/Aa2	915,000	1,021,360

Semi-Annual Report    37

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
San Juan Higher Education Finance Authority, 5.125% due 8/15/2020 (IDEA Public Schools)	BBB/NR	$1,115,000	$1,172,846
Tarrant County Cultural Education Facilities Finance Corp., 5.00% due 8/15/2017 (Scott & White Memorial Hospital) (ETM)	AA-/Aa3	2,000,000	2,031,460
Tarrant Regional Water District, 2.00% due 3/1/2020	AAA/NR	800,000	816,288
Tarrant Regional Water District, 5.00% due 3/1/2021	AAA/NR	1,000,000	1,135,520
Tarrant Regional Water District, 5.00% due 3/1/2022	AAA/NR	650,000	752,382
Tarrant Regional Water District, 5.00% due 3/1/2023	AAA/NR	700,000	822,983
Tarrant Regional Water District, 5.00% due 3/1/2024	AAA/NR	1,000,000	1,187,090
Tarrant Regional Water District, 5.00% due 3/1/2025	AAA/NR	1,500,000	1,795,620
Tarrant Regional Water District, 5.00% due 3/1/2026	AAA/NR	2,000,000	2,409,260
Tarrant Regional Water District, 5.00% due 3/1/2027	AAA/NR	2,000,000	2,390,080
Texas Municipal Power Agency, 5.00% due 9/1/2017 (Insured: AGM)	AA/A2	10,000,000	10,168,000
Texas Transportation Commission, 5.00% due 8/15/2022 (Central Texas Turnpike System)	BBB+/Baa1	400,000	450,004
Texas Transportation Commission, 5.00% due 8/15/2023 (Central Texas Turnpike System)	BBB+/Baa1	730,000	829,922
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,145,440
Texas Transportation Commission GO, 5.00% due 4/1/2022 (Highway Improvements)	AAA/Aaa	2,880,000	3,343,910
Texas Transportation Commission GO, 5.00% due 4/1/2023 (Highway Improvements)	AAA/Aaa	3,500,000	4,129,440
Texas Transportation Commission GO, 5.00% due 4/1/2024 (Highway Improvements)	AAA/Aaa	4,000,000	4,770,880
University of Texas System, 5.00% due 8/15/2025 (Campus Improvements)	AAA/Aaa	7,000,000	8,477,910
University of Texas System, 5.00% due 8/15/2026 (Campus Improvements)	AAA/Aaa	3,750,000	4,588,650
Uptown Development Authority, 5.00% due 9/1/2017 (Infrastructure Improvements)	BBB/NR	1,580,000	1,604,016
Uptown Development Authority, 5.00% due 9/1/2018 (Infrastructure Improvements)	BBB/NR	1,870,000	1,959,648
Uptown Development Authority, 5.00% due 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,945,000	2,091,964
Walnut Creek Special Utility District, 4.00% due 1/10/2020 (Water System Improvements; Insured: BAM)	AA/NR	520,000	552,079
Walnut Creek Special Utility District, 4.00% due 1/10/2021 (Water System Improvements; Insured: BAM)	AA/NR	445,000	478,464
Walnut Creek Special Utility District, 5.00% due 1/10/2022 (Water System Improvements; Insured: BAM)	AA/NR	525,000	591,675
Walnut Creek Special Utility District, 5.00% due 1/10/2024 (Water System Improvements; Insured: BAM)	AA/NR	750,000	862,485
West Harris County Regional Water Authority, 5.00% due 12/15/2020 (Insured: Natl-Re)	AA-/A1	2,140,000	2,196,881
Ysleta ISD, 5.00% due 8/15/2017 (Public School Finance System; Guaranty: PSF)	AAA/Aaa	2,190,000	2,224,952

U.S. VIRGIN ISLANDS — 0.06%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2019 (Diageo Project)	NR/Caa2	4,920,000	4,308,296

UTAH — 0.06%
Utah Transit Authority, 5.00% due 6/15/2022 (Integrated Mass Transit System)	A+/A1	710,000	816,997
Utah Transit Authority, 5.00% due 6/15/2023 (Integrated Mass Transit System)	A+/A1	775,000	901,015
Utah Transit Authority, 5.00% due 6/15/2024 (Integrated Mass Transit System)	A+/A1	825,000	970,035
Utah Transit Authority, 5.00% due 6/15/2025 (Integrated Mass Transit System)	A+/A1	1,235,000	1,462,191

VERMONT — 0.25%
Vermont Colleges GO, 4.00% due 7/1/2017	A-/NR	1,865,000	1,878,857
Vermont EDA, 5.00% due 12/15/2020 (Vermont Public Service Corp.)	NR/NR	14,250,000	15,883,335

VIRGINIA — 0.17%
Fairfax County IDA, 4.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,500,000	6,079,480
Fairfax County IDA, 5.00% due 5/15/2022 (Inova Health System)	AA+/Aa2	5,000,000	5,788,700

WASHINGTON — 2.15%
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 3)	AA-/Aa1	5,470,000	5,528,310
Energy Northwest, 5.00% due 7/1/2017 (Bonneville Power Administration Project 1)	AA-/Aa1	5,000,000	5,053,300
Energy Northwest, 5.00% due 7/1/2018 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,046,730
Energy Northwest, 5.00% due 7/1/2018 pre-refunded 7/1/2017 (Bonneville Power Administration Project 3)	NR/NR	185,000	186,954
Energy Northwest, 5.00% due 7/1/2018 (Bonneville Power Administration Project 3)	AA-/Aa1	290,000	292,897
Energy Northwest, 5.00% due 7/1/2019 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,158,420
Energy Northwest, 5.00% due 7/1/2020 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,203,100
Energy Northwest, 5.00% due 7/1/2021 (Nine Canyon Wind Project Phase I-III)	NR/A2	2,000,000	2,247,580
Energy Northwest, 5.00% due 7/1/2022 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,140,490
Energy Northwest, 5.00% due 7/1/2023 (Nine Canyon Wind Project Phase I-III)	NR/A2	1,000,000	1,150,990
Energy Northwest, 5.00% due 7/1/2025 (Nine Canyon Wind Project Phase I-III)	NR/A2	850,000	995,767
King County Federal Way School District No. 210 GO, 4.125% due 12/1/2019 pre-refunded 12/1/2017 (Insured: Natl-Re)	AA+/Aa1	2,000,000	2,043,480
Marysville School District No. 25 GO, 4.00% due 12/1/2017 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,000,000	1,019,990
Marysville School District No. 25 GO, 4.00% due 12/1/2018 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,100,000	1,153,922
Marysville School District No. 25 GO, 5.00% due 12/1/2019 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,390,000	1,528,319
Marysville School District No. 25 GO, 5.00% due 12/1/2020 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,625,000	1,831,261

38    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Marysville School District No. 25 GO, 5.00% due 12/1/2021 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	$1,750,000	$2,014,617
Marysville School District No. 25 GO, 5.00% due 12/1/2022 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	2,620,000	3,063,645
Marysville School District No. 25 GO, 5.00% due 12/1/2023 (Snohomish County Educational Facilities) (State Aid Withholding)	NR/Aa1	1,700,000	2,002,090
Port of Seattle, 5.50% due 9/1/2018 (Insured: Natl-Re)	AA-/A2	5,000,000	5,309,800
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2018 (Skagit Regional Health)	NR/Baa2	800,000	837,960
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/Baa2	835,000	893,074
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/Baa2	1,160,000	1,275,478
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/Baa2	500,000	553,725
Skagit County Public Hospital District No. 1, 5.00% due 12/1/2023 (Skagit Regional Health)	NR/Baa2	750,000	835,275
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2017 (Skagit Regional Health)	NR/A1	1,000,000	1,019,960
Skagit County Public Hospital District No. 1 GO, 4.00% due 12/1/2018 (Skagit Regional Health)	NR/A1	1,270,000	1,328,229
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2019 (Skagit Regional Health)	NR/A1	1,695,000	1,856,703
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2020 (Skagit Regional Health)	NR/A1	1,570,000	1,763,691
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2021 (Skagit Regional Health)	NR/A1	3,135,000	3,596,629
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2022 (Skagit Regional Health)	NR/A1	3,635,000	4,238,083
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2018 (Island Hospital)	NR/A1	1,000,000	1,043,650
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2019 (Island Hospital)	NR/A1	1,000,000	1,063,870
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2020 (Island Hospital)	NR/A1	1,000,000	1,078,930
Skagit County Public Hospital District No. 2 GO, 4.00% due 12/1/2021 (Island Hospital)	NR/A1	1,000,000	1,090,360
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2022 (Island Hospital)	NR/A1	1,700,000	1,955,408
State of Washington COP, 5.00% due 7/1/2017 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,555,000	2,582,109
State of Washington COP, 5.00% due 7/1/2018 (State Agency Real Property Projects) (State Aid Withholding)	NR/Aa2	2,670,000	2,803,340
State of Washington COP, 5.00% due 7/1/2019 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	1,000,000	1,083,390
State of Washington COP, 5.00% due 7/1/2020 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,290,000	3,659,401
State of Washington COP, 5.00% due 7/1/2021 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,125,000	3,555,656
State of Washington COP, 5.00% due 7/1/2022 (State and Local Agency Real and Personal Property Projects) (State Aid Withholding)	NR/Aa2	3,000,000	3,464,220
State of Washington COP, 5.00% due 7/1/2024 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,410,000	5,216,986
State of Washington COP, 5.00% due 7/1/2025 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	3,650,000	4,351,895
State of Washington COP, 5.00% due 7/1/2026 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,745,000	5,699,647
State of Washington COP, 5.00% due 7/1/2027 (State and Local Agency Real and Personal Property Projects)	NR/Aa2	4,970,000	5,994,864
State of Washington GO, 0% due 1/1/2018 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	4,000,000	3,970,480
State of Washington GO, 0% due 1/1/2019 (Stadium and Exhibition Center; Insured: Natl-Re)	AA+/Aa1	3,000,000	2,934,270
State of Washington GO, 0% due 12/1/2019 (Public Highway, Bridge, Ferry Capital and Operating Costs; Insured: Natl-Re)	AA+/Aa1	3,030,000	2,918,950
State of Washington GO, 5.00% due 7/1/2025 (Capital Projects)	AA+/Aa1	10,475,000	12,546,012
Tacoma School District No.10 GO, 5.00% due 12/1/2017 (Pierce County Capital Projects)	AA+/Aa1	2,280,000	2,343,338
Tacoma School District No.10 GO, 5.00% due 12/1/2018 (Pierce County Capital Projects)	AA+/Aa1	4,000,000	4,264,080
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	2,000,000	2,200,680
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	2,500,000	2,822,100
[a] Washington Health Care Facilities Authority, 5.00% due 7/1/2017 (Overlake Hospital Medical Center)	A/A2	1,245,000	1,257,724
Washington Health Care Facilities Authority, 5.00% due 8/15/2017 (MultiCare Health Systems)	AA-/Aa3	1,000,000	1,015,190
Washington Health Care Facilities Authority, 5.25% due 8/1/2018 (Highline Medical Center; Insured: FHA 242) (ETM)	NR/NR	7,935,000	8,192,253
Washington Health Care Facilities Authority, 5.00% due 8/15/2018 (MultiCare Health Systems)	AA-/Aa3	2,000,000	2,108,180
Washington Health Care Facilities Authority, 5.00% due 7/1/2019 (Overlake Hospital Medical Center)	A/A2	1,050,000	1,135,365
Washington Health Care Facilities Authority, 4.75% due 7/1/2020 (Overlake Hospital Medical Center)	A/A2	1,000,000	1,082,800

WEST VIRGINIA — 0.10%
Mason County, 1.625% due 10/1/2022 put 10/1/2018 (Appalachian Power Company)	A-/Baa1	3,300,000	3,299,736
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2020 (Higher Education Facilities)	A+/Aa3	1,000,000	1,100,750
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2021 (Higher Education Facilities)	A+/Aa3	1,000,000	1,127,310
West Virginia Higher Education Policy Commission, 5.00% due 4/1/2022 (Higher Education Facilities)	A+/Aa3	1,500,000	1,714,290

WISCONSIN — 0.62%
Wisconsin Health & Educational Facilities Authority, 5.00% due 4/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,295,000	1,297,072
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2017 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,009,610
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/15/2017 (Aurora Health Care, Inc.)	NR/A2	5,025,000	5,079,823
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2018 (Agnesian Healthcare, Inc.)	A/A2	1,855,000	1,937,418
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2019 (Agnesian Healthcare, Inc.)	A/A2	1,000,000	1,074,360
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2020 (Agnesian Healthcare, Inc.)	A/A2	2,110,000	2,320,050
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2020 (ProHealth Care, Inc.)	A+/A1	1,075,000	1,194,895
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2021 (ProHealth Care, Inc.)	A+/A1	2,575,000	2,925,200

Semi-Annual Report    39

Schedule of Investments, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2022 (ProHealth Care, Inc.)	A+/A1	$1,600,000	$1,802,592
Wisconsin Health & Educational Facilities Authority, 5.00% due 12/1/2022 (UnityPoint Health)	NR/Aa3	1,000,000	1,162,400
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2024 (Ascension Health Alliance System)	AA+/Aa2	625,000	744,100
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	3,800,000	3,799,544
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2025 (Ascension Health Alliance System)	AA+/Aa2	1,215,000	1,461,013
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2026 (Ascension Health Alliance System)	AA+/Aa2	2,000,000	2,383,960
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2043 put 6/1/2021 (Ascension Health Alliance System)	AA+/Aa2	10,000,000	11,313,900
WPPI Energy, 5.00% due 7/1/2021 (Power Supply System)	A/A1	4,100,000	4,654,197

TOTAL INVESTMENTS — 99.03% (Cost $6,965,714,900)			$7,076,869,342
OTHER ASSETS LESS LIABILITIES — 0.97%			69,209,749

NET ASSETS — 100.00%			$7,146,079,091

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGC	Insured by Associated General Contractors
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FSA	Insured by Financial Security Assurance Co.
GNMA	Collateralized by Government National Mortgage Association

GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

40    Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $6,965,714,900) (Note 3)	$7,076,869,342
Cash	14,056,514
Receivable for investments sold	4,445,803
Receivable for fund shares sold	13,489,814
Interest receivable	79,219,244
Prepaid expenses and other assets	140,863

Total Assets	7,188,221,580

LIABILITIES
Payable for investments purchased	22,652,534
Payable for fund shares redeemed	15,213,492
Payable to investment advisor and other affiliates (Note 4)	2,611,510
Accounts payable and accrued expenses	757,746
Dividends payable	907,207

Total Liabilities	42,142,489

NET ASSETS	$7,146,079,091

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(947,051)
Net unrealized appreciation on investments	111,154,442
Accumulated net realized gain (loss)	(22,240,692)
Net capital paid in on shares of beneficial interest	7,058,112,392

$7,146,079,091

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($1,388,226,944 applicable to 97,001,981 shares of beneficial interest outstanding - Note 5)	$14.31
Maximum sales charge, 1.50% of offering price	0.22

Maximum offering price per share	$14.53

Class C Shares:
Net asset value and offering price per share* ($647,995,232 applicable to 45,195,334 shares of beneficial interest outstanding - Note 5)	$14.34

Class I Shares:
Net asset value, offering and redemption price per share ($5,109,856,915 applicable to 357,001,441 shares of beneficial interest outstanding - Note 5)	$14.31

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    41

Statement of Operations

Thornburg Limited Term Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $55,611,347)	$87,170,715

EXPENSES
Investment advisory fees (Note 4)	9,740,462
Administration fees (Note 4)
Class A Shares	970,203
Class C Shares	430,812
Class I Shares	1,299,423
Distribution and service fees (Note 4)
Class A Shares	1,940,405
Class C Shares	1,719,152
Transfer agent fees
Class A Shares	504,265
Class C Shares	167,062
Class I Shares	1,992,032
Registration and filing fees
Class A Shares	20,974
Class C Shares	12,984
Class I Shares	61,399
Custodian fees (Note 2)	353,400
Professional fees	74,185
Accounting fees (Note 4)	127,690
Trustee fees	173,320
Other expenses	297,579

Total Expenses	19,885,347

Net Investment Income	67,285,368

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(20,073,455)
Net change in unrealized appreciation (depreciation) on investments	(159,558,946)

Net Realized and Unrealized Loss	(179,632,401)

Net Decrease in Net Assets Resulting from Operations	$(112,347,033)

See notes to financial statements.

42    Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$67,285,368	$130,961,632
Net realized gain (loss) on investments	(20,073,455)	(1,591,144)
Net unrealized appreciation (depreciation) on investments	(159,558,946)	56,431,868

Net Increase (Decrease) in Net Assets Resulting from Operations	(112,347,033)	185,802,356

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(12,495,991)	(26,222,114)
Class C Shares	(4,747,668)	(9,606,259)
Class I Shares	(50,041,709)	(95,133,259)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(270,371,168)	(15,604,952)
Class C Shares	(77,048,628)	5,714,401
Class I Shares	(272,000,278)	637,192,599

Net Increase (Decrease) in Net Assets	(799,052,475)	682,142,772

NET ASSETS
Beginning of Period	7,945,131,566	7,262,988,794

End of Period	$7,146,079,091	$7,945,131,566

Distribution in excess of net investment income	$(947,051)	$(947,051)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    43

Notes to Financial Statements

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

44    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$6,965,714,900

Gross unrealized appreciation on a tax basis	$141,863,402
Gross unrealized depreciation on a tax basis	(30,708,960)

Net unrealized appreciation (depreciation) on investments (tax basis)	$111,154,442

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $1,594,821. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $572,416, (of which $233,596 are short-term and $338,820 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryfor-wards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The

Semi-Annual Report    45

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$7,076,869,342	$—	$7,076,869,342	$—

Total Investments in Securities	$7,076,869,342	$—	$7,076,869,342	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

46    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $ 500 million	0.500%
Next $ 500 million	0.400
Next $ 500 million	0.300
Next $ 500 million	0.250
Over $ 2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2017, was 0.262% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $127,690 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned no net commissions from the sale of Class A shares, and collected contingent deferred sales charges aggregating $29,975 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 0.75%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $2,588,274 in purchases and $2,586,402 in sales.

Semi-Annual Report    47

Notes to Financial Statements, Continued

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	10,376,714	$148,602,395	24,409,105	$356,976,557
Shares issued to shareholders in reinvestment of dividends	788,282	11,274,303	1,617,427	23,656,616
Shares repurchased	(30,149,369)	(430,247,866)	(27,099,577)	(396,238,125)

Net increase (decrease)	(18,984,373)	$(270,371,168)	(1,073,045)	$(15,604,952)

Class C Shares
Shares sold	2,047,066	$29,399,903	7,967,832	$116,744,198
Shares issued to shareholders in reinvestment of dividends	288,074	4,128,118	565,864	8,292,917
Shares repurchased	(7,726,503)	(110,576,649)	(8,145,288)	(119,322,714)

Net increase (decrease)	(5,391,363)	$(77,048,628)	388,408	$5,714,401

Class I Shares
Shares sold	60,667,675	$867,936,929	114,131,595	$1,669,936,548
Shares issued to shareholders in reinvestment of dividends	3,207,848	45,880,553	5,957,028	87,156,964
Shares repurchased	(83,083,398)	(1,185,817,760)	(76,565,919)	(1,119,900,913)

Net increase (decrease)	(19,207,875)	$(272,000,278)	43,522,704	$637,192,599

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term invest- ments) of $641,237,139 and $768,266,753, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

48    Semi-Annual Report

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Semi-Annual Report    49

Financial Highlights

    Thornburg Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$14.63	0.12	(0.32)	(0.20)	(0.12)	—	(0.12)	$14.31	1.61	(d)	0.73	(d)	0.73	(d)	0.73	(d)	(1.40)	9.71	$1,388,227
2016(c)	$14.52	0.22	0.11	0.33	(0.22)	—	(0.22)	$14.63	1.54		0.72		0.72		0.72		2.32	14.53	$1,697,329
2015(c)	$14.58	0.23	(0.06)	0.17	(0.23)	—	(0.23)	$14.52	1.56		0.73		0.73		0.73		1.15	18.56	$1,700,127
2014(c)	$14.38	0.26	0.20	0.46	(0.26)	—	(0.26)	$14.58	1.78		0.72		0.71		0.72		3.20	14.46	$1,865,213
2013(c)	$14.70	0.26	(0.32)	(0.06)	(0.26)	—	(0.26)	$14.38	1.81		0.71		0.71		0.71		(0.39)	17.47	$2,178,317
2012(c)	$14.39	0.31	0.31	0.62	(0.31)	—	(0.31)	$14.70	2.13		0.72		0.72		0.72		4.36	12.72	$2,131,540
CLASS C SHARES
2017(b)	$14.66	0.10	(0.32)	(0.22)	(0.10)	—	(0.10)	$14.34	1.38	(d)	0.97	(d)	0.97	(d)	0.97	(d)	(1.51)	9.71	$647,995
2016	$14.55	0.19	0.11	0.30	(0.19)	—	(0.19)	$14.66	1.30		0.96		0.96		0.96		2.07	14.53	$741,637
2015	$14.60	0.19	(0.05)	0.14	(0.19)	—	(0.19)	$14.55	1.32		0.96		0.96		0.96		0.98	18.56	$730,395
2014	$14.41	0.22	0.19	0.41	(0.22)	—	(0.22)	$14.60	1.52		0.97		0.96		0.97		2.87	14.46	$749,648
2013	$14.72	0.23	(0.31)	(0.08)	(0.23)	—	(0.23)	$14.41	1.55		0.97		0.97		0.97		(0.58)	17.47	$795,052
2012	$14.41	0.27	0.31	0.58	(0.27)	—	(0.27)	$14.72	1.85		0.99		0.99		0.99		4.08	12.72	$777,026
CLASS I SHARES
2017(b)	$14.64	0.14	(0.33)	(0.19)	(0.14)	—	(0.14)	$14.31	1.93	(d)	0.42	(d)	0.42	(d)	0.42	(d)	(1.31)	9.71	$5,109,857
2016	$14.53	0.27	0.11	0.38	(0.27)	—	(0.27)	$14.64	1.85		0.41		0.41		0.41		2.64	14.53	$5,506,165
2015	$14.58	0.27	(0.05)	0.22	(0.27)	—	(0.27)	$14.53	1.88		0.41		0.41		0.41		1.54	18.56	$4,832,467
2014	$14.38	0.30	0.20	0.50	(0.30)	—	(0.30)	$14.58	2.09		0.40		0.40		0.40		3.53	14.46	$4,417,547
2013	$14.70	0.31	(0.32)	(0.01)	(0.31)	—	(0.31)	$14.38	2.15		0.37		0.37		0.37		(0.05)	17.47	$3,502,580
2012	$14.39	0.36	0.31	0.67	(0.36)	—	(0.36)	$14.70	2.46		0.39		0.39		0.39		4.71	12.72	$3,084,872

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

50 Semi-Annual Report	Semi-Annual Report 51

Expense Example

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Class A Shares
Actual	$1,000.00	$986.04	$3.62
Hypothetical*	$1,000.00	$1,021.28	$3.69
Class C Shares
Actual	$1,000.00	$984.94	$4.78
Hypothetical*	$1,000.00	$1,020.12	$4.86
Class I Shares
Actual	$1,000.00	$986.91	$2.07
Hypothetical*	$1,000.00	$1,022.84	$2.11

†	Expenses are equal to the annualized expense ratio for each class (A: 0.73%; C: 0.97%; I: 0.42%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

52    Semi-Annual Report

Other Information

Thornburg Limited Term Municipal Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    53

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

54    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    55

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1072

2    Semi-Annual Report

Semi-Annual Report

Thornburg Intermediate Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class I	THMIX	885-215-673

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report     3

Letter to Shareholders

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 50 cents to $13.97 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 14.85 cents per share. If you reinvested your dividends, you received 14.91 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 2.43% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 1.94% return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration and curve positioning added 0.41% to relative performance. Credit factors detracted 0.30% from relative performance and were largely driven by a single, troubled, legacy issue. Other risk factors detracted 0.14% from relative performance. Fund expenses accounted for any remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. Stocks were rallying, bond prices, particularly municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg Intermediate Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in

4    Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

Elsewhere, Bloomberg provides a heat map of the economic health of U.S. states, covering the period from the fourth quarter of 2015 through the fourth quarter of 2016 (the most recent data available). The majority of the states appear healthy except those with heavy dependence on oil, gas, and coal. The energy-dependent states should improve if oil can maintain prices above $50/barrel.

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income. There are a number of proposals that have been brought forth, and we believe that if tax reform is enacted, it will be something different than any one of these specific proposals.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in high tax-states would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 7/22/91)
Without sales charge	-0.85%	2.18%	2.37%	3.63%	4.73%
With sales charge	-2.81%	1.50%	1.96%	3.42%	4.65%
C Shares (Incep: 9/1/94)
Without sales charge	-1.16%	1.85%	2.04%	3.32%	3.90%
With sales charge	-1.75%	1.85%	2.04%	3.32%	3.90%
I Shares (Incep: 7/5/96)	-0.62%	2.48%	2.68%	3.96%	4.43%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.04%

SEC Yield	1.43%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.92%; C shares, 1.27%; I shares, 0.61%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: C shares, 1.24%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund invests principally in a laddered portfolio of municipal bonds with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

KEY PORTFOLIO ATTRIBUTES
Number of Bonds	548

Effective Duration	5.2 Yrs

Average Maturity	8.1 Yrs

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ALABAMA — 2.02%
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2017 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	$750,000	$752,408
Alabama Capital Region Solid Waste Disposal Authority, 4.00% due 6/15/2019 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	815,000	838,203
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2020 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	845,000	900,246
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2021 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	890,000	954,338
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2022 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	930,000	1,007,320
Alabama Capital Region Solid Waste Disposal Authority, 5.00% due 6/15/2023 (Montgomery Materials Recovery Facility) (AMT)	AA/NR	980,000	1,055,921
Alabama Public School & College Authority, 5.00% due 6/1/2021 (Educational Facilities)	AA/Aa1	775,000	883,477
Alabama Public School & College Authority, 5.00% due 6/1/2026 (Educational Facilities)	AA/Aa1	4,380,000	5,097,488
Board of Trustees of the University of Alabama, 5.25% due 9/1/2025 pre-refunded 9/1/2018 (Birmingham Hospital)	NR/A1	2,000,000	2,119,140
City of Mobile Industrial Development Board, 1.85% due 6/1/2034 put 3/20/2017 (Alabama Power Company Barry Plant)	A-/A1	5,500,000	5,514,300
East Alabama Health Care Authority GO, 5.00% due 9/1/2027 (Health Care Facilities Capital Improvements)	A/NR	1,250,000	1,358,887
Montgomery Water Works & Sanitary Sewer Board, 5.00% due 9/1/2017	AAA/Aa1	2,185,000	2,223,172
UAB Medicine Finance Authority, 5.00% due 9/1/2032 (University Hospital)	AA-/A1	6,000,000	6,798,900

ALASKA — 0.19%
Alaska Housing Finance Corp. GO, 5.00% due 12/1/2021 (State Capital Project)	AA+/Aa2	500,000	562,255
City of Valdez, 5.00% due 1/1/2021 (BP Pipelines (Alaska), Inc. Project)	A-/A2	2,000,000	2,211,860

ARIZONA — 1.59%
Arizona Board of Regents, 5.00% due 8/1/2024 (University of Arizona SPEED)	A+/Aa3	1,635,000	1,845,065
Arizona Board of Regents, 5.00% due 8/1/2029 (University of Arizona SPEED)	A+/Aa3	1,000,000	1,148,120
Arizona HFA, 5.00% due 7/1/2017 (Dignity Health)	A/A3	1,450,000	1,464,601
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	2,500,000	2,809,100
Arizona State University Energy Management LLC, 5.00% due 7/1/2017 (Tempe Campus Project)	AA-/A1	465,000	469,813
City of Flagstaff GO, 3.00% due 7/1/2020 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	700,000	734,769
City of Flagstaff GO, 4.00% due 7/1/2022 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	420,000	467,762
City of Flagstaff GO, 4.00% due 7/1/2023 (Urban Trail, Street and Utilities Improvements)	AA/Aa2	200,000	224,452
City of Phoenix, 5.00% due 7/1/2017 (Civic Improvement Corp.; Insured: Natl-Re)	AA+/Aa3	1,000,000	1,010,450
County of Pima IDA, 5.00% due 12/1/2030 (Providence Day School Project)	BBB+/NR	2,000,000	2,105,240
Salt Verde Financial Corp., 5.25% due 12/1/2022 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	2,000,000	2,256,160
Salt Verde Financial Corp., 5.25% due 12/1/2028 (Salt River Project Agricultural Improvement and Power District)	BBB+/Baa1	770,000	902,155
State of Arizona, 5.00% due 7/1/2019 (Insured: AGM)	AA/A1	7,280,000	7,875,213

ARKANSAS — 0.28%
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2031 (Fayetteville Campus)	NR/Aa2	1,000,000	1,142,010
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2032 (Fayetteville Campus)	NR/Aa2	655,000	744,676
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2033 (Fayetteville Campus)	NR/Aa2	1,000,000	1,129,660
Board of Trustees of the University of Arkansas, 5.00% due 11/1/2034 (Fayetteville Campus)	NR/Aa2	1,000,000	1,125,340

CALIFORNIA — 7.57%
Alameda County Joint Powers Authority, 5.25% due 12/1/2027 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,000,000	1,181,730
Alameda County Joint Powers Authority, 5.25% due 12/1/2028 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,150,000	1,353,412
Alameda County Joint Powers Authority, 5.25% due 12/1/2029 (Alameda County Medical Center Highland Hospital)	AA/Aa1	1,500,000	1,755,405
Brentwood Infrastructure Financing Authority, 5.00% due 11/1/2026 (Insured: AGM)	AA/NR	2,000,000	2,197,300
California Educational Facilities Authority, 5.50% due 4/1/2029 (Pitzer College)	NR/A2	3,000,000	3,302,880
California HFFA, 5.00% due 11/15/2022 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,150,660
California HFFA, 5.00% due 3/1/2026 (Adventist Health System/West)	A/NR	3,020,000	3,444,733
California HFFA, 5.25% due 3/1/2027 (Dignity Health)	A/A3	5,250,000	5,880,577
California Infrastructure & Economic Development Bank, 5.75% due 8/15/2029 (King City Joint Union High School District)	AA-/NR	1,500,000	1,681,800
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,000,000	2,043,380
California State Public Works Board, 5.00% due 6/1/2017 (University of California Multiple Campus Capital Projects; Insured: Natl-Re) (ETM)	AA+/Aaa	2,000,000	2,014,100
California State Public Works Board, 5.00% due 4/1/2028 (Corrections, Rehabilitation and Judicial Council)	A+/A1	2,500,000	2,836,700
California Statewide Community Development Authority, 6.25% due 8/15/2028 pre-refunded 8/15/2018 (Enloe Medical Center; Insured: California Mtg Insurance)	AA-/NR	1,050,000	1,125,684
California Statewide Community Development Authority, 6.00% due 7/1/2030 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	7,015,000	7,602,647
Carson Redevelopment Agency, 6.25% due 10/1/2022 pre-refunded 10/1/2019 (Redevelopment Project Area No. 1)	A-/NR	1,620,000	1,823,666
Carson Redevelopment Agency, 6.375% due 10/1/2024 pre-refunded 10/1/2019 (Redevelopment Project Area No. 1)	A-/NR	1,300,000	1,467,427
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	5,500,000	5,513,420
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	9,750,000	9,797,775
Corona-Norco USD COP, 5.00% due 4/15/2018 (Insured: AGM)	AA/A1	1,245,000	1,296,842
Corona-Norco USD COP, 5.00% due 4/15/2021 (Insured: AGM)	AA/A1	1,000,000	1,101,700

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	$4,500,000	$4,526,055
Delano Financing Authority, 5.00% due 12/1/2025 (City of Delano Police Station and Woollomes Avenue Bridge)	A-/NR	2,555,000	2,811,139
El Camino Hospital District, 6.25% due 8/15/2017 (Insured: AMBAC) (ETM)	NR/NR	155,000	158,176
Franklin-McKinley School District GO, 5.25% due 8/1/2027 (Insured: Natl-Re)	NR/Aa3	1,000,000	1,202,470
Fresno USD GO, 6.00% due 8/1/2026 (Educational Facilities and Improvements; Insured: Natl-Re)	AA-/A3	1,165,000	1,429,140
Jurupa Public Financing Authority, 5.50% due 9/1/2025 (Eastvale Community Services; Insured: AGM)	AA/NR	1,195,000	1,407,316
Jurupa Public Financing Authority, 5.50% due 9/1/2027 (Eastvale Community Services; Insured: AGM)	AA/NR	1,335,000	1,554,407
M-S-R Energy Authority, 6.125% due 11/1/2029	BBB+/NR	2,500,000	3,125,500
North City West School Facilities Financing Authority, 5.00% due 9/1/2024 (Carmel Valley Schools; Insured: AGM)	AA/NR	1,080,000	1,250,521
Oakland USD GO, 5.00% due 8/1/2032 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,155,230
Oakland USD GO, 5.00% due 8/1/2033 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,148,050
Oakland USD GO, 5.00% due 8/1/2034 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,143,290
Redwood City Redevelopment Agency, 0% due 7/15/2023 (Redevelopment Area A-2; Insured: AMBAC)	A-/NR	2,065,000	1,687,270
San Jose Redevelopment Agency, 5.25% due 8/1/2027 (Merged Area Redevelopment Project)	A/A2	2,400,000	2,668,008
San Jose Redevelopment Agency, 5.375% due 8/1/2028 (Merged Area Redevelopment Project)	A/A2	1,175,000	1,309,326
San Mateo Union High School District GO, 0.01% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	3,000,000	2,900,520
Saratoga Union School District GO, 0.01% due 9/1/2023 (Insured: Natl-Re)	AA+/Aa1	900,000	773,064
State of California GO, 5.25% due 9/1/2026 (Kindergarten-University Facilities)	AA-/Aa3	5,000,000	5,754,400
State of California GO, 5.00% due 8/1/2034 (Kindergarten-University Facilities)	AA-/Aa3	5,000,000	5,734,050
State of California GO, 5.00% due 8/1/2035 (Kindergarten-University Facilities)	AA-/Aa3	4,000,000	4,569,880
Tuolumne Wind Project Authority, 5.875% due 1/1/2029 pre-refunded 1/1/2019	AA-/A2	3,000,000	3,251,400
Turlock Irrigation District, 5.00% due 1/1/2021 pre-refunded 1/1/2020	NR/NR	745,000	821,340
Turlock Irrigation District, 5.00% due 1/1/2021	AA-/A2	1,005,000	1,105,400
William S. Hart Union High School District GO, 0% due 9/1/2021 (Educational Facilities)	AA/A2	800,000	733,520

COLORADO — 1.34%
City & County of Denver COP, 0.95% due 12/1/2029 put 4/3/2017 (Wellington E. Webb Municipal Office Building; SPA:
JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	7,990,000	7,990,000
City & County of Denver COP, 0.95% due 12/1/2031 put 4/3/2017 (Wellington E. Webb Municipal Office Building; SPA:
JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,610,000	2,610,000
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 pre-refunded 11/1/2017 (Three Towers
Rehabilitation; Insured: AGM) (AMT)	NR/Aaa	1,220,000	1,250,341
Housing Authority of the City and County of Denver, 5.20% due 11/1/2027 (Three Towers Rehabilitation; Insured: AGM) (AMT)	NR/A2	1,335,000	1,362,688
Park Creek Metropolitan District, 5.25% due 12/1/2020 pre-refunded 12/1/2019 (Insured: AGM)	AA/NR	1,120,000	1,236,648
Regional Transportation District COP, 5.50% due 6/1/2022 (FasTracks Transportation System)	A/Aa3	3,000,000	3,376,800
Regional Transportation District COP, 5.00% due 6/1/2028 (North Metro Rail Line)	A/Aa3	1,550,000	1,767,744

CONNECTICUT — 1.23%
City of Hartford GO, 5.00% due 7/1/2031 (Various Public Improvements; Insured: AGM)	AA/A2	1,700,000	1,827,007
Connecticut Health & Educational Facilities Authority, 5.75% due 7/1/2029 pre-refunded 7/1/2019 (Ethel Walker School)	NR/NR	1,350,000	1,488,146
State of Connecticut GO, 5.00% due 5/15/2027 (Various Capital Projects)	AA-/Aa3	5,000,000	5,781,600
State of Connecticut GO Floating Rate Note, 1.31% due 9/15/2017 (Various Capital Projects)	AA-/Aa3	2,000,000	1,999,980
State of Connecticut GO Floating Rate Note, 1.54% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	6,820,000	6,842,915

DISTRICT OF COLUMBIA — 0.54%
Metropolitan Airports Authority, 0% due 10/1/2023 (Dulles Toll Road; Insured: AGM)	AA/A3	4,890,000	4,017,917
Metropolitan Airports Authority, 0% due 10/1/2024 (Dulles Toll Road; Insured: AGM)	AA/A3	5,000,000	3,921,000

FLORIDA — 6.22%
Broward County School Board COP, 5.00% due 7/1/2030 (Educational Facilities)	A+/Aa3	1,250,000	1,431,463
Broward County School Board COP, 5.00% due 7/1/2032 (Educational Facilities)	A+/Aa3	2,000,000	2,268,440
City of Jacksonville, 5.00% due 10/1/2026 (Better Jacksonville Plan)	A+/A1	2,075,000	2,348,568
City of Lakeland, 5.00% due 10/1/2018 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,000,000	2,118,040
City of Lakeland, 5.25% due 10/1/2027 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	3,680,000	4,551,976
City of Lakeland, 5.00% due 11/15/2028 (Lakeland Regional Health Systems)	NR/A2	2,775,000	3,172,824
City of Lakeland, 5.25% due 10/1/2036 (Electric Power System Smart Grid Project; Insured: AGM)	AA/Aa3	2,770,000	3,455,436
Escambia County HFA, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Program; Insured: AMBAC) (ETM)	NR/NR	260,000	297,898
Florida Department of Management Services, 5.00% due 9/1/2018 (Financing or Acquisition of State-Owned Office Buildings; Insured: AMBAC)	AA+/Aa2	500,000	501,740
Florida State Department of Children & Families COP, 5.00% due 10/1/2018 (South Florida Evaluation Treatment Center)	AA+/NR	2,090,000	2,096,939
Florida State Department of Children & Families COP, 5.00% due 10/1/2019 (South Florida Evaluation Treatment Center)	AA+/NR	2,255,000	2,262,487
Florida State Municipal Loan Council, 5.00% due 10/1/2020 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	580,000	592,134
Florida State Municipal Loan Council, 5.00% due 10/1/2020 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	420,000	428,807
Florida State Municipal Loan Council, 5.00% due 10/1/2024 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	1,285,000	1,311,882
Florida State Municipal Loan Council, 5.00% due 10/1/2024 pre-refunded 10/1/2017 (Insured: Natl-Re)	AA-/A3	950,000	969,922
JEA, 0.90% due 10/1/2038 put 4/3/2017 (Water and Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AA+/Aa2	650,000	650,000

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Lake County School Board COP, 5.00% due 6/1/2026 (School District Facility Projects)	A/NR	$1,210,000	$1,363,343
Manatee County, 5.00% due 10/1/2026 (Public Utilities System Improvements)	NR/Aa2	370,000	434,643
Manatee County, 5.00% due 10/1/2027 (Public Utilities System Improvements)	NR/Aa2	470,000	547,588
Manatee County, 5.00% due 10/1/2028 (Public Utilities System Improvements)	NR/Aa2	1,030,000	1,190,999
Manatee County, 5.00% due 10/1/2031 (Public Utilities System Improvements)	NR/Aa2	2,675,000	3,042,812
Manatee County, 5.00% due 10/1/2033 (Public Utilities System Improvements)	NR/Aa2	1,535,000	1,728,656
Miami-Dade County, 5.00% due 10/1/2028 (Miami International Airport)	A/A2	1,000,000	1,151,360
Miami-Dade County, 5.00% due 10/1/2029 (Miami International Airport)	A/A2	1,335,000	1,527,347
Miami-Dade County, 5.00% due 10/1/2030 (Miami International Airport)	A/A2	1,000,000	1,138,110
Miami-Dade County, 5.00% due 10/1/2031 (Miami International Airport)	A/A2	2,000,000	2,266,860
Miami-Dade County Educational Facilities Authority, 5.25% due 4/1/2024 (University of Miami; Insured: AMBAC)	A-/A3	1,000,000	1,172,270
Miami-Dade County GO, 5.00% due 10/1/2023 (Seaport Properties)	AA/Aa2	1,040,000	1,177,706
Miami-Dade County GO, 6.25% due 7/1/2026 pre-refunded 7/1/2018 (Building Better Communities)	AA/Aa2	2,130,000	2,269,089
Miami-Dade County School Board COP, 5.00% due 10/1/2021 (Insured: AMBAC)	A/A1	3,035,000	3,459,323
Miami-Dade County School Board COP, 5.25% due 5/1/2022 pre-refunded 5/1/2018 (Insured: AGM)	AA/A1	2,600,000	2,720,484
Miami-Dade County School Board COP, 5.00% due 5/1/2030	A/A1	3,250,000	3,669,477
Orange County, 5.00% due 10/1/2031 (Tourist Development)	AA-/Aa3	2,000,000	2,317,760
Orange County HFA, 5.125% due 10/1/2026 (Orlando Health, Inc.)	A/A2	2,000,000	2,171,080
Palm Beach County HFA, 5.00% due 12/1/2025 (Boca Raton Regional Hospital)	BBB+/NR	500,000	566,485
Reedy Creek Improvement District GO, 5.00% due 6/1/2032 (District-Wide Transportation, additional Buena Vista Corridor Improvements and District Facilities)	AA-/Aa3	3,965,000	4,548,331
Reedy Creek Improvement District GO, 5.00% due 6/1/2033 (District-Wide Transportation, additional Buena Vista Corridor Improvements and District Facilities)	AA-/Aa3	7,300,000	8,330,249
Sarasota County Public Hospital Board, 4.343% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	2,000,000	2,073,100
School Board of Broward County COP, 5.00% due 7/1/2026 (Educational Facilities and Equipment)	A+/Aa3	3,000,000	3,348,780
School Board of Broward County COP, 5.00% due 7/1/2027 (Educational Facilities and Equipment)	A+/Aa3	2,000,000	2,223,180
School District of Manatee County, 5.00% due 10/1/2032 (School Facilities Improvement; Insured: AGM)	AA/NR	2,250,000	2,563,267
South Miami HFA, 5.00% due 8/15/2022 (Baptist Health Group)	AA-/Aa3	1,500,000	1,521,450
Sunshine State Governmental Finance Commission, 5.00% due 9/1/2028 (Miami-Dade County Program)	AA-/Aa3	3,500,000	4,015,690

GEORGIA — 1.86%
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2024 (UGAREF Bolton Commons, LLC)	NR/Aa2	485,000	562,605
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2025 (UGAREF Bolton Commons, LLC)	NR/Aa2	510,000	587,112
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2027 (UGAREF Bolton Commons, LLC)	NR/Aa2	735,000	834,688
Athens-Clarke County Unified Government Development Authority, 5.00% due 6/15/2028 (UGAREF Bolton Commons, LLC)	NR/Aa2	590,000	667,131
City of Atlanta, 5.50% due 11/1/2022 (Water & Wastewater System; Insured: Natl-Re)	AA-/Aa2	530,000	610,581
City of Atlanta, 5.50% due 11/1/2024 (Water & Wastewater System; Insured: AGM)	AA/Aa2	5,000,000	5,526,300
Clarke County Hospital Authority, 5.00% due 1/1/2023 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	2,060,000	2,379,094
Clarke County Hospital Authority, 5.00% due 1/1/2024 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	2,310,000	2,667,819
Clarke County Hospital Authority, 5.00% due 1/1/2025 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	525,000	606,323
Clarke County Hospital Authority, 5.00% due 1/1/2026 pre-refunded 1/1/2022 (Athens Regional Medical Center)	AA/Aa1	725,000	837,302
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	3,000,000	3,267,120
Gwinnett County School District GO, 4.50% due 10/1/2017 (Capital Projects)	AAA/Aaa	7,000,000	7,131,250
Municipal Electric Authority of Georgia, 6.60% due 1/1/2018 (Insured: Natl-Re)	AA-/A1	125,000	129,359
Valdosta and Lowndes County Hospital Authority, 5.00% due 10/1/2024 (South Medical Center)	AA-/Aa2	1,200,000	1,358,472

GUAM — 2.60%
Government of Guam, 5.00% due 11/15/2031 (Various Capital Projects)	A/NR	5,500,000	5,831,595
Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	12,000,000	12,661,200
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	10,500,000	11,032,035
Guam Power Authority, 5.00% due 10/1/2023 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,276,940
Guam Power Authority, 5.00% due 10/1/2024 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,268,080
Guam Power Authority, 5.00% due 10/1/2025 (Electric Power System; Insured: AGM)	AA/A2	2,500,000	2,829,600
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	1,000,000	1,132,190

HAWAII — 0.88%
County of Hawaii GO, 5.00% due 9/1/2033	AA-/Aa2	1,250,000	1,443,237
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	3,635,000	4,199,734
State of Hawaii GO, 5.00% due 12/1/2027 pre-refunded 12/1/2021	NR/NR	2,550,000	2,946,168
State of Hawaii GO, 5.00% due 12/1/2027	AA+/Aa1	3,815,000	4,334,527

IDAHO — 0.34%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	5,000,000	5,013,300

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
ILLINOIS — 6.50%
Board of Trustees of Southern Illinois University, 5.25% due 4/1/2019 (Housing & Auxiliary Facilities; Insured: Natl-Re)	AA-/A3	$1,000,000	$1,067,180
Chicago O’Hare International Airport, 5.00% due 1/1/2019 (2015 Airport Projects)	A/NR	1,000,000	1,066,130
Chicago O’Hare International Airport, 5.00% due 1/1/2020 (2015 Airport Projects)	A/NR	1,000,000	1,096,200
Chicago O’Hare International Airport, 5.00% due 1/1/2021 (2015 Airport Projects)	A/NR	1,000,000	1,120,140
Chicago O’Hare International Airport, 5.00% due 1/1/2029 (2016 Airport Projects)	A/NR	1,000,000	1,147,070
Chicago O’Hare International Airport, 5.00% due 1/1/2030 (2016 Airport Projects)	A/NR	765,000	871,205
Chicago Park District GO, 5.00% due 1/1/2025 (Capital Improvement Plan)	AA+/NR	1,000,000	1,120,690
Chicago Park District GO, 5.00% due 1/1/2027 (Capital Improvement Plan)	AA+/NR	1,945,000	2,150,956
Chicago Park District GO, 5.00% due 1/1/2028 (Capital Improvement Plan)	AA+/NR	3,450,000	3,795,552
Chicago Park District GO, 5.00% due 1/1/2029 (Capital Improvement Plan)	AA+/NR	1,995,000	2,183,468
Chicago Park District GO, 5.00% due 1/1/2030 (Capital Improvement Plan)	AA+/NR	3,500,000	3,806,425
Chicago Transit Authority, 5.00% due 12/1/2018 (Bombardier Transit Rail System)	AA/A1	1,500,000	1,580,880
City of Chicago, 5.00% due 1/1/2028 (Wastewater Transmission System)	A/NR	5,365,000	5,937,553
City of Chicago, 5.00% due 1/1/2029 (Wastewater Transmission System)	A/NR	2,500,000	2,750,700
City of Chicago, 5.75% due 11/1/2030 (Water System; Insured: AMBAC)	AA+/Aa1	1,270,000	1,537,551
[a] City of Chicago, 5.00% due 1/1/2032 (Midway Airport)	A/A3	4,805,000	5,301,549
City of Chicago, 5.00% due 1/1/2033 (Midway Airport)	A/A3	5,000,000	5,504,000
City of Chicago, 5.25% due 1/1/2034 (Midway Airport)	A/A3	4,700,000	5,181,374
City of Chicago GO, 5.00% due 1/1/2020 (Municipal Facilities Projects; Insured: AMBAC)	BBB+/Ba1	75,000	75,165
City of Chicago GO, 5.00% due 12/1/2022 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	415,000	416,166
City of Chicago GO, 5.00% due 12/1/2024 (Modern Schools Across Chicago Program; Insured: AMBAC)	BBB+/Ba1	500,000	501,395
City of Mount Vernon GO, 4.00% due 12/15/2025 (Various Municipal Capital Improvements; Insured: AGM)	AA/A2	1,900,000	1,971,136
City of Waukegan GO, 5.00% due 12/30/2017 (Insured: AGM)	NR/A2	1,680,000	1,724,671
City of Waukegan GO, 5.00% due 12/30/2018 (Insured: AGM)	NR/A2	2,000,000	2,112,580
Community College District No. 525 GO, 6.25% due 6/1/2024 (Joliet Junior College)	AA/NR	500,000	528,515
Cook County Community College District No. 508 GO, 5.25% due 12/1/2026 (City Colleges of Chicago)	A+/NR	1,000,000	1,107,850
Cook County GO, 5.25% due 11/15/2024	AA-/A2	3,000,000	3,258,960
Cook County School District No. 104 GO, 0% due 12/1/2022 (Argo Summit Elementary School Facilities; Insured: AGM) (ETM)	NR/NR	2,000,000	1,788,960
Forest Preserve District of DuPage County GO, 4.00% due 11/1/2022 (Land Acquisition and Development)	AAA/NR	750,000	835,215
Illinois Educational Facilities Authority, 5.75% due 11/1/2028 pre-refunded 11/1/2018 (Rush University Medical Center)	AA-/Aaa	1,000,000	1,073,980
Illinois Finance Authority, 5.00% due 11/1/2017 (Central DuPage Health)	AA+/Aa2	2,000,000	2,043,820
Illinois Finance Authority, 5.00% due 8/1/2022 (Bradley University; Insured: Syncora)	A/NR	1,000,000	1,012,680
Illinois Finance Authority, 6.125% due 11/1/2023 pre-refunded 11/1/2018 (Advocate Health Care Network)	AA+/Aa2	5,175,000	5,588,224
Illinois Finance Authority, 5.00% due 8/15/2024 (Silver Cross Hospital and Medical Centers)	NR/Baa1	1,000,000	1,138,840
Illinois Finance Authority, 5.00% due 11/15/2033 (Rush University Medical Center)	A+/A1	1,000,000	1,095,590
Illinois HFA, 5.70% due 2/20/2021 (Midwest Care Center I, Inc.; Collateralized: GNMA)	NR/Aa1	355,000	356,409
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	5,550,000	6,129,253
Metropolitan Pier & Exposition Authority, 5.00% due 12/15/2022 (McCormick Place Expansion Project)	BBB-/NR	1,000,000	1,092,320
Monroe and St. Clair Counties GO, 5.00% due 4/15/2027 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	325,000	379,002
Monroe and St. Clair Counties GO, 5.00% due 4/15/2028 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,415,000	1,635,839
Monroe and St. Clair Counties GO, 5.00% due 4/15/2029 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,630,000	1,872,495
Monroe and St. Clair Counties GO, 5.00% due 4/15/2030 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,800,000	2,053,188
Monroe and St. Clair Counties GO, 5.00% due 4/15/2031 (Community Unit School District No. 5; Insured: BAM)	AA/Aa3	1,115,000	1,262,091
Niles Park District GO, 3.00% due 12/1/2017 (Parks and Recreation Projects)	NR/Aa2	340,000	343,964
Niles Park District GO, 3.00% due 12/1/2018 (Parks and Recreation Projects)	NR/Aa2	350,000	358,915
Niles Park District GO, 3.00% due 12/1/2019 (Parks and Recreation Projects)	NR/Aa2	360,000	372,668
Niles Park District GO, 3.00% due 12/1/2020 (Parks and Recreation Projects)	NR/Aa2	370,000	385,052
State of Illinois, 5.00% due 6/15/2018	AAA/NR	2,000,000	2,093,080
Tazewell County School District GO, 9.00% due 12/1/2024 (Insured: Natl-Re)	NR/Aa3	1,205,000	1,716,137
Village of Tinley Park GO, 4.00% due 12/1/2021	AA+/NR	585,000	639,545
Village of Tinley Park GO, 5.00% due 12/1/2024	AA+/NR	870,000	1,005,703

INDIANA — 2.81%
Board of Trustees for the Vincennes University, 5.375% due 6/1/2022	NR/Aa3	895,000	1,008,128
City of Carmel Redevelopment Authority, 0% due 2/1/2021 (Performing Arts Center)	AA+/Aa3	2,000,000	1,850,280
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	2,730,000	3,217,086
City of Petersburg, 5.40% due 8/1/2017 (Indianapolis Power and Light Company; Insured: Natl-Re/IBC)	AA-/A2	1,325,000	1,344,305
Clay Multi-School Building Corp., 5.00% due 1/15/2018 (State Aid Withholding)	AA+/NR	1,735,000	1,787,883
Franklin Township Multi-School Building Corp., 5.00% due 7/10/2017 (Franklin Central High School) (State Aid Withholding)	AA+/NR	630,000	637,201
Hobart Building Corp., 6.50% due 7/15/2019 (Insured: Natl-Re) (State Aid Withholding) (ETM)	AA+/A3	1,000,000	1,100,400
Indiana Bond Bank, 5.25% due 10/15/2020 (Natural Gas Utility Improvements)	NR/A3	5,340,000	5,963,018
Indiana Bond Bank, 5.25% due 4/1/2023 (Hendricks Regional Health Financing Program; Insured: AMBAC)	AA/NR	2,000,000	2,319,820
Indiana Finance Authority, 5.00% due 3/1/2019 (Indiana University Health)	AA-/Aa3	5,000,000	5,366,550
Indiana Finance Authority, 5.00% due 11/1/2021 (Sisters of St. Francis Health Services, Inc.)	NR/Aa3	605,000	641,106
Indiana Finance Authority, 5.25% due 9/15/2022 (Marian University)	BBB-/NR	2,480,000	2,663,917

Semi-Annual Report    11

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Indiana Finance Authority, 5.25% due 9/15/2023 (Marian University)	BBB-/NR	$2,605,000	$2,790,398
Indiana Finance Authority, 0.93% due 2/1/2037 put 4/3/2017 (Stadium Project; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa2	1,070,000	1,070,000
Indiana HFFA, 5.00% due 11/15/2034 (Ascension Health Credit Group)	NR/Aa2	1,325,000	1,487,498
Indiana HFFA, 5.00% due 11/15/2035 (Ascension Health Credit Group)	NR/Aa2	5,000,000	5,593,350
Indiana HFFA, 5.00% due 11/15/2036 (Ascension Health Credit Group)	NR/Aa2	2,000,000	2,232,580

IOWA — 0.31%
Iowa Finance Authority, 5.00% due 2/15/2030 (UnityPoint Health)	NR/Aa3	2,250,000	2,513,813
Iowa Finance Authority, 5.00% due 2/15/2032 (UnityPoint Health)	NR/Aa3	1,850,000	2,043,103

KANSAS — 0.04%
Kansas DFA, 5.00% due 6/1/2020 (Wichita State University)	NR/Aa3	575,000	636,117

KENTUCKY — 2.00%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 (Project No. 112)	A/Aa3	4,385,000	4,904,798
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2021 (Project No. 112)	A/Aa3	5,990,000	6,828,420
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2022 (Project No. 112)	A/Aa3	6,960,000	8,041,027
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2023 (Project No. 112)	A/Aa3	2,440,000	2,850,530
Louisville/Jefferson County Metro Government, 5.25% due 10/1/2026 (Norton Suburban Hospital and Kosair Children’s Hospital)	A-/NR	2,320,000	2,664,567
[b] Louisville/Jefferson County Metropolitan Government, 1.50% due 10/1/2033 (Louisville Gas and Electric Company)	NR/NR	4,000,000	4,001,960

LOUISIANA — 2.39%
City of New Orleans, 6.00% due 6/1/2024 pre-refunded 6/1/2019 (Sewerage System; Insured: AGM)	AA/A3	750,000	828,142
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2030	AA-/Aa3	1,170,000	1,334,713
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2031	AA-/Aa3	2,655,000	3,011,248
East Baton Rouge Sewerage Commission, 5.00% due 2/1/2032	AA-/Aa3	3,000,000	3,384,720
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2023 pre-refunded 9/1/2019	A+/NR	1,230,000	1,342,520
Law Enforcement District of the Parish of Plaquemines, 5.00% due 9/1/2025 pre-refunded 9/1/2019	A+/NR	1,350,000	1,473,498
Law Enforcement District of the Parish of Plaquemines, 5.15% due 9/1/2027 pre-refunded 9/1/2019	A+/NR	1,490,000	1,631,610
Law Enforcement District of the Parish of Plaquemines, 5.30% due 9/1/2029 pre-refunded 9/1/2019	A+/NR	1,650,000	1,812,706
Louisiana Energy and Power Authority, 5.25% due 6/1/2029 (LEPA Unit No. 1; Insured: AGM)	AA/A2	1,000,000	1,137,290
Louisiana Energy and Power Authority, 5.25% due 6/1/2030 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,955,000	3,346,508
Louisiana Energy and Power Authority, 5.25% due 6/1/2031 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,145,000	2,422,520
Louisiana Public Facilities Authority, 5.00% due 7/1/2022 pre-refunded 7/1/2017 (Black & Gold Facilities; Insured: CIFG)	AA/A3	1,590,000	1,606,790
New Orleans Aviation Board, 5.25% due 1/1/2018 (Insured: AGM) (AMT)	AA/A2	1,000,000	1,030,210
New Orleans Aviation Board, 5.25% due 1/1/2020 (Insured: AGM)	AA/A2	2,000,000	2,058,280
New Orleans Regional Transit Authority, 5.00% due 12/1/2023 (Insured: AGM)	AA/Aa3	1,000,000	1,109,390
New Orleans Regional Transit Authority, 5.00% due 12/1/2024 (Insured: AGM)	AA/Aa3	1,000,000	1,098,080
Office Facilities Corp., 5.00% due 3/1/2019 (Louisiana State Capitol Complex Program)	A+/A1	390,000	417,074
Parish of Lafourche, 5.00% due 1/1/2024 (Roads, Highways and Bridges)	AA-/NR	1,065,000	1,230,107
Parish of Lafourche, 5.00% due 1/1/2025 (Roads, Highways and Bridges)	AA-/NR	2,620,000	3,042,711
Terrebonne Parish Hospital Service District 1, 5.00% due 4/1/2028 (General Medical Center)	A/A3	1,500,000	1,607,850

MARYLAND — 0.03%
County of Montgomery GO, 0.93% due 6/1/2026 put 4/3/2017 (Consolidated Public Improvements; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AAA/Aaa	500,000	500,000

MASSACHUSETTS — 2.00%
Massachusetts Bay Transportation Authority, 5.25% due 7/1/2030 (Transportation Capital Program)	AAA/Aa1	1,000,000	1,250,700
Massachusetts Development Finance Agency, 5.00% due 7/1/2019 (CareGroup Healthcare System)	A-/A3	2,800,000	3,017,896
Massachusetts Development Finance Agency, 5.00% due 7/1/2020 (CareGroup Healthcare System)	A-/A3	5,000,000	5,519,450
Massachusetts Development Finance Agency, 5.00% due 7/1/2021 (CareGroup Healthcare System)	A-/A3	2,330,000	2,625,537
Massachusetts Development Finance Agency, 5.50% due 10/1/2025 (Simmons College)	BBB+/Baa1	460,000	531,714
Massachusetts Development Finance Agency, 5.50% due 10/1/2028 (Simmons College)	BBB+/Baa1	1,330,000	1,522,917
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (CareGroup Healthcare System)	A-/A3	5,000,000	5,634,350
Massachusetts Development Finance Agency, 5.00% due 7/1/2034 (CareGroup Healthcare System)	A-/A3	2,320,000	2,604,548
Massachusetts Development Finance Agency, 5.00% due 7/1/2036 (CareGroup Healthcare System)	A-/A3	1,750,000	1,952,877
Massachusetts Educational Financing Authority, 5.50% due 1/1/2022 (Higher Education Student Loans)	AA/NR	1,130,000	1,225,474
Massachusetts Health & Educational Facilities Authority, 0.95% due 7/1/2044 put 4/3/2017 (Baystate Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	3,300,000	3,300,000

MICHIGAN — 4.42%
Board of Governors of Wayne State University, 5.00% due 11/15/2031 (Educational Facilities and Equipment)	A+/Aa3	1,010,000	1,144,481

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Troy GO, 5.00% due 11/1/2025 (Downtown Development Authority-Community Center Facilities)	AAA/NR	$300,000	$341,946
County of Genesee, 5.00% due 11/1/2024 (Water Supply System; Insured: BAM)	AA/A2	610,000	688,446
County of Genesee, 5.00% due 11/1/2025 (Water Supply System; Insured: BAM)	AA/A2	345,000	389,781
County of Genesee, 5.25% due 11/1/2026 (Water Supply System; Insured: BAM)	AA/A2	900,000	1,022,607
County of Genesee, 5.25% due 11/1/2027 (Water Supply System; Insured: BAM)	AA/A2	1,375,000	1,555,744
County of Genesee, 5.25% due 11/1/2028 (Water Supply System; Insured: BAM)	AA/A2	645,000	726,722
County of Genesee, 5.00% due 11/1/2029 (Water Supply System; Insured: BAM)	AA/A2	1,210,000	1,338,768
County of Genesee, 5.00% due 11/1/2030 (Water Supply System; Insured: BAM)	AA/A2	1,195,000	1,319,507
County of Genesee, 5.125% due 11/1/2032 (Water Supply System; Insured: BAM)	AA/A2	750,000	828,562
Detroit City School District GO, 5.25% due 5/1/2026 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	3,150,000	3,669,876
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site Improvement; Insured: AGM/Q-SBLF)	AA/Aa1	1,100,000	1,290,619
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2019 (Bronson Healthcare; Insured: AGM)	AA/A2	2,000,000	2,088,980
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 pre-refunded 5/15/2020 (Bronson Healthcare; Insured: AGM)	NR/A2	1,365,000	1,515,382
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2022 (Bronson Healthcare; Insured: AGM)	NR/A2	1,105,000	1,209,920
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 pre-refunded 5/15/2021 (Bronson Healthcare)	NR/NR	1,110,000	1,272,682
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2026 (Bronson Healthcare)	NR/A2	175,000	194,509
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2029 (Bronson Healthcare)	NR/A2	2,150,000	2,404,882
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2030 (Bronson Healthcare)	NR/A2	3,810,000	4,231,691
Michigan Finance Authority, 5.00% due 4/1/2026 (Government Loan Program)	A+/NR	1,580,000	1,719,561
Michigan Finance Authority, 5.00% due 8/1/2031 (Beaumont Health Credit Group)	A/A1	19,080,000	21,189,676
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	910,000	941,941
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 pre-refunded 11/15/2017 (Edward W. Sparrow Hospital Association)	NR/NR	1,520,000	1,559,338
Michigan State Hospital Finance Authority, 5.00% due 11/15/2024 (Edward W. Sparrow Hospital Association)	A+/A1	620,000	632,381
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Health System)	A/A1	3,000,000	3,036,540
Michigan State Hospital Finance Authority, 5.625% due 11/15/2029 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	2,500,000	2,780,050
Michigan Strategic Fund, 5.25% due 10/15/2023 pre-refunded 10/15/2018 (Michigan House of Representatives Facilities; Insured: AGM)	AA/Aa2	1,000,000	1,064,410
Royal Oak Hospital Finance Authority, 8.00% due 9/1/2029 pre-refunded 9/1/2018 (William Beaumont Hospital)	NR/Aaa	2,540,000	2,786,761
State of Michigan, 5.50% due 11/1/2020 (Trunk Line Fund; Insured: AGM)	AA+/Aa2	1,500,000	1,712,850

MINNESOTA — 0.19%
Minnesota Agriculture & Economic Development Board, 5.50% due 2/15/2025 (Essentia Health; Insured: AGM)	AA/NR	2,500,000	2,740,625

MISSISSIPPI — 0.62%
Mississippi Development Bank, 5.00% due 7/1/2022 pre-refunded 7/1/2017 (City of Canton Parking Facilities)	NR/NR	1,935,000	1,955,182
Mississippi Development Bank, 5.25% due 8/1/2027 pre-refunded 8/1/2020 (Department of Corrections)	AA-/NR	3,415,000	3,848,603
Mississippi Development Bank GO, 5.00% due 3/1/2025 (Capital City Convention Center)	A+/Baa2	2,850,000	3,267,069

MISSOURI — 1.62%
Missouri Development Finance Board, 5.00% due 4/1/2019 (Eastland Center)	A-/NR	1,000,000	1,003,290
Missouri Development Finance Board, 5.00% due 4/1/2021 (Eastland Center)	A-/NR	2,000,000	2,006,580
Missouri Development Finance Board, 5.125% due 4/1/2022 (Eastland Center)	A-/NR	2,000,000	2,067,740
Missouri Development Finance Board, 0.95% due 12/1/2033 put 4/3/2017 (The Nelson Gallery Foundation; SPA: Northern Trust Co.) (daily demand notes)	AAA/Aaa	1,200,000	1,200,000
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2019 (Webster University)	NR/A2	2,235,000	2,392,232
Missouri Health and Educational Facilities Authority, 5.00% due 4/1/2021 (Webster University)	NR/A2	2,520,000	2,807,709
Missouri Health and Educational Facilities Authority, 0.90% due 9/1/2030 put 4/3/2017 (Washington University; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aaa	4,600,000	4,600,000
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2034 (Saint Luke’s Health System)	A+/A1	3,300,000	3,675,408
Missouri Health and Educational Facilities Authority, 5.00% due 11/15/2035 (Saint Luke’s Health System)	A+/A1	1,000,000	1,109,640
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	335,000	346,172
Tax Increment Financing Commission of Kansas City, 5.00% due 5/1/2022 (Union Hill Redevelopment Project)	NR/NR	2,495,000	2,560,718

NEVADA — 0.87%
Carson City, 5.00% due 9/1/2027 (Carson Tahoe Regional Medical Center)	BBB+/NR	2,450,000	2,678,266
Washoe County GO, 5.00% due 7/1/2026 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	5,000,000	5,649,500
Washoe County GO, 5.00% due 7/1/2029 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,253,680
Washoe County GO, 5.00% due 7/1/2032 (Reno Sparks Convention & Visitors Authority)	AA/Aa2	2,000,000	2,213,560

NEW HAMPSHIRE — 0.53%
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 pre-refunded 10/1/2017 (Southern New Hampshire Medical Center)	NR/NR	770,000	787,417
New Hampshire Health and Education Facilities Authority, 5.25% due 10/1/2023 (Southern New Hampshire Medical Center)	A-/NR	230,000	234,474
New Hampshire Municipal Bond Bank, 5.00% due 8/15/2026	AA+/Aa2	1,860,000	2,173,633

Semi-Annual Report    13

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
State of New Hampshire, 5.00% due 2/1/2022 (Turnpike System)	A+/A1	$2,250,000	$2,573,347
State of New Hampshire, 5.00% due 2/1/2024 (Turnpike System)	A+/A1	1,755,000	1,990,293

NEW JERSEY — 3.60%
Burlington County Bridge Commission, 4.00% due 12/1/2017 (County Governmental Loan Program)	AA/Aa2	850,000	867,442
Cape May County Industrial Pollution Control Financing Authority, 6.80% due 3/1/2021 (Atlantic City Electric Company; Insured: Natl-Re)	AA-/A3	560,000	647,646
Essex County Improvement Authority, 5.50% due 10/1/2024 (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re)	NR/Aa2	2,500,000	3,052,525
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	2,000,000	2,072,400
New Jersey EDA, 5.50% due 9/1/2026 (School Facilities Construction; Insured: AMBAC)	BBB+/Baa1	3,000,000	3,350,100
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,700,000	1,972,561
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	BBB+/Baa1	12,890,000	13,151,925
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2027 (Virtua Health)	AA-/NR	2,000,000	2,279,400
New Jersey State Health Care Facilities Financing Authority, 5.00% due 7/1/2028 (Virtua Health)	AA-/NR	1,000,000	1,129,820
New Jersey Transportation Trust Fund Authority, 5.50% due 12/15/2020 (State Transportation System Improvements; Insured: Natl-Re)	AA-/A3	3,185,000	3,520,763
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,034,190
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2023 (State Transportation System Improvements)	A+/Baa1	1,500,000	1,617,120
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,030,560
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2024 (State Transportation System Improvements)	A+/Baa1	1,000,000	1,079,240
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	9,750,000	10,441,957
New Jersey Transportation Trust Fund Authority, 1.99% due 6/15/2034 (State Transportation System Improvements)	BBB+/Baa1	2,000,000	1,944,760
Passaic Valley Sewage Commissioners GO, 5.75% due 12/1/2022	NR/A3	3,000,000	3,489,510

NEW MEXICO — 0.53%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	3,000,000	3,218,760
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,040,000	2,237,697
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,130,000	2,218,565

NEW YORK — 9.68%
City of New York GO, 5.00% due 8/1/2027 (City Budget Financial Management)	AA/Aa2	4,530,000	5,260,372
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	5,000,000	5,792,100
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	4,000,000	4,602,480
City of New York GO, 0.91% due 8/1/2035 put 4/3/2017 (Capital Projects) (daily demand notes)	AA/Aa2	2,210,000	2,210,000
City of New York GO, 0.95% due 1/1/2036 put 4/3/2017 (Gowanus Canal Site; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	13,400,000	13,400,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,300,000	1,487,850
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District) (State Aid Withholding) (ETM)	NR/NR	1,190,000	1,285,664
Erie County Industrial Development Agency, 5.00% due 5/1/2019 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	1,810,000	1,956,157
Erie County Industrial Development Agency, 5.00% due 5/1/2027 (City of Buffalo School District) (State Aid Withholding)	AA/Aa2	5,000,000	5,801,300
Lake Placid Central School District GO, 5.00% due 6/15/2017 (Educational Facilities; Insured: Natl-Re) (State Aid Withholding)	NR/Aa3	305,000	307,541
Metropolitan Transportation Authority, 5.00% due 11/15/2024 (Transit and Commuter System)	AA-/A1	5,435,000	6,453,410
Metropolitan Transportation Authority, 5.00% due 11/15/2025	AA-/A1	10,000,000	11,947,400
New York City Municipal Water Finance Authority, 0.90% due 6/15/2035 put 4/3/2017 (Water & Sewer System; LOC: Citibank, N.A.) (daily demand notes)	AAA/Aa1	1,800,000	1,800,000
New York City Municipal Water Finance Authority, 0.95% due 6/15/2043 put 4/3/2017 (Water and Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	8,100,000	8,100,000
New York City Municipal Water Finance Authority, 0.91% due 6/15/2044 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AAA/Aa1	3,000,000	3,000,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,600,000	1,600,000
New York City Municipal Water Finance Authority, 0.95% due 6/15/2050 put 4/3/2017 (Water & Sewer System; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	19,000,000	19,000,000
New York City Transitional Finance Authority, 0.96% due 8/1/2031 put 4/3/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	26,250,000	26,250,000
New York City Transitional Finance Authority, 0.90% due 8/1/2039 put 4/3/2017 (City Capital Projects; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	3,200,000	3,200,000
New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 4/3/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	1,200,000	1,200,000
New York State Dormitory Authority, 5.00% due 7/1/2017 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	850,000	852,941
New York State Dormitory Authority, 5.25% due 5/15/2021 (State University Educational Facilities)	AA/Aa2	500,000	563,790
New York State Dormitory Authority, 5.00% due 7/1/2023 (Miriam Osborn Memorial Home Assoc.)	NR/NR	2,180,000	2,300,423
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban Development Corp.)	AAA/Aa1	2,500,000	2,888,725

14    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
New York State Thruway Authority, 5.00% due 1/1/2030 (Multi-Year Highway and Bridge Capital Program)	A/A2	$7,480,000	$8,574,100
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	1,700,000	1,835,048

NORTH CAROLINA — 0.44%
Charlotte-Mecklenburg Hospital Authority, 3.00% due 1/15/2018 (Carolinas HealthCare System)	AA-/Aa3	600,000	609,516
Charlotte-Mecklenburg Hospital Authority, 5.00% due 1/15/2028 (Carolinas HealthCare System)	AA-/Aa3	2,190,000	2,502,185
North Carolina Medical Care Commission, 5.00% due 6/1/2030 (Vidant Health)	A+/A1	3,000,000	3,381,060

NORTH DAKOTA — 0.07%
County of Ward, 5.125% due 7/1/2021 (Trinity Health System)	BBB-/NR	1,000,000	1,003,200

OHIO — 4.97%
Akron, Bath and Copley Joint Township Hospital District, 5.00% due 11/15/2024 (Children’s Hospital Medical Center of Akron)	NR/A1	1,000,000	1,128,450
American Municipal Power, Inc., 5.25% due 2/15/2028 (AMP Fremont Energy Center)	A/A1	4,000,000	4,523,840
Cincinnati City School District COP, 5.00% due 12/15/2031 (School Improvement Project)	A+/Aa3	3,075,000	3,436,835
City of Cleveland, 3.00% due 10/1/2017 (Parks and Recreation Facilities)	AA/A1	490,000	495,170
City of Cleveland, 5.00% due 11/15/2027 (Public Facilities Improvements)	AA/A1	1,285,000	1,500,289
City of Cleveland, 5.00% due 10/1/2028 (Bridges and Roadways)	AA/A1	2,420,000	2,811,604
City of Cleveland, 5.00% due 11/15/2028 (Public Facilities Improvements)	AA/A1	1,000,000	1,164,120
City of Cleveland, 5.00% due 10/1/2029 (Bridges and Roadways)	AA/A1	100,000	115,725
City of Cleveland, 5.00% due 11/15/2029 (Public Facilities Improvements)	AA/A1	1,415,000	1,640,636
City of Cleveland, 5.00% due 11/15/2030 (Public Facilities Improvements)	AA/A1	1,485,000	1,712,205
City of Cleveland GO, 5.00% due 12/1/2024 (Various Municipal Capital Improvements)	AA/A1	1,000,000	1,172,020
City of Cleveland GO, 5.00% due 12/1/2026 (Various Municipal Capital Improvements)	AA/A1	1,230,000	1,442,077
Cleveland-Cuyahoga County Port Authority, 5.00% due 10/1/2021 (Cleveland Museum of Art)	AA+/NR	2,040,000	2,280,332
Cleveland-Cuyahoga County Port Authority, 5.00% due 7/1/2025 (County Administration Offices)	AA-/Aa2	1,780,000	2,092,443
County of Allen, 5.00% due 5/1/2025 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	4,470,000	5,017,754
County of Allen, 5.00% due 5/1/2026 (Catholic Health Partners-Mercy Health West Facility)	A+/A2	3,855,000	4,307,153
County of Cuyahoga COP, 5.00% due 12/1/2026 (Convention Center Hotel)	AA-/Aa3	2,910,000	3,340,273
County of Hamilton, 5.00% due 12/1/2018	AA-/A1	1,000,000	1,065,360
County of Hamilton, 5.00% due 12/1/2021	AA-/A1	1,100,000	1,264,197
County of Hamilton, 5.00% due 12/1/2023	AA-/A1	1,000,000	1,181,660
County of Hamilton, 5.00% due 5/15/2028 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	2,665,000	3,100,701
County of Hamilton, 5.00% due 5/15/2029 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	1,000,000	1,158,920
County of Hamilton, 5.00% due 5/15/2031 (Cincinnati Children’s Hospital Medical Center)	AA/Aa2	4,420,000	5,074,558
County of Montgomery, 0.90% due 11/15/2045 put 4/3/2017 (Premier Health Partners; LOC: Barclays Bank plc) (daily demand notes)	NR/Aa2	14,000,000	14,000,000
County of Scioto, 5.00% due 2/15/2030 (Southern Ohio Medical Center)	NR/A2	1,690,000	1,932,768
County of Scioto, 5.00% due 2/15/2032 (Southern Ohio Medical Center)	NR/A2	925,000	1,045,065
County of Scioto, 5.00% due 2/15/2033 (Southern Ohio Medical Center)	NR/A2	1,000,000	1,124,880
Deerfield Township, 5.00% due 12/1/2025 (Public Street Improvements-Wilkens Blvd.)	NR/A1	1,000,000	1,022,710
Lucas County Health Care Facility, 5.00% due 8/15/2021 (Sunset Retirement Community)	NR/NR	1,190,000	1,242,967
Lucas County Health Care Facility, 5.125% due 8/15/2025 (Sunset Retirement Community)	NR/NR	1,250,000	1,375,150

OKLAHOMA — 0.50%
Oklahoma DFA, 5.00% due 8/15/2026 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,176,230
Oklahoma DFA, 5.00% due 8/15/2027 (INTEGRIS Health)	AA-/Aa3	1,000,000	1,166,620
Oklahoma Industries Authority, 5.50% due 7/1/2023 pre-refunded 7/1/2018 (Oklahoma Medical Research Foundation)	NR/A2	3,730,000	3,937,910
Oklahoma Municipal Power Authority, 5.00% due 1/1/2018 (Power Supply System Capital Projects; Insured: AGM)	AA/A2	1,000,000	1,030,030

OREGON — 1.37%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	20,000,000	20,061,200

PENNSYLVANIA — 6.67%
Allegheny County Hospital Development Authority, 5.00% due 5/15/2019 (University of Pittsburgh Medical Center)	A+/Aa3	2,500,000	2,699,300
Allegheny County IDA, 5.90% due 8/15/2026 (Propel Charter School-McKeesport)	BBB-/NR	905,000	949,255
Allegheny County IDA, 6.375% due 8/15/2035 (Propel Charter School-McKeesport)	BBB-/NR	1,130,000	1,195,721
Bethlehem Area School District GO, 5.00% due 10/15/2020 pre-refunded 04/15/2019 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	95,000	102,429
Bethlehem Area School District GO, 5.00% due 10/15/2020 (Northampton and Lehigh Counties District; Insured: AGM) (State Aid Withholding)	AA/NR	380,000	403,678
City of Philadelphia, 5.00% due 10/1/2029 (Water and Wastewater System)	A+/A1	1,100,000	1,270,599
City of Philadelphia, 5.00% due 10/1/2030 (Water and Wastewater System)	A+/A1	2,410,000	2,766,150
City of Philadelphia, 5.00% due 8/1/2032 (Pennsylvania Gas Works)	A/Baa1	1,000,000	1,100,730

Semi-Annual Report    15

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Philadelphia, 5.00% due 8/1/2033 (Pennsylvania Gas Works)	A/Baa1	$800,000	$876,360
City of Philadelphia, 5.00% due 8/1/2034 (Pennsylvania Gas Works)	A/Baa1	500,000	545,475
Commonwealth of Pennsylvania GO, 5.00% due 3/15/2022 (Capital Facilities Projects)	AA-/Aa3	12,485,000	14,265,111
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	3,000,000	3,301,560
Dallastown Area School District GO, 4.00% due 5/1/2021 (State Aid Withholding)	AA/NR	460,000	504,427
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 7/1/2041 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	6,485,000	6,485,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 7/1/2041 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA/Aa2	5,610,000	5,610,000
Lancaster County Solid Waste Management Authority, 5.25% due 12/15/2030 (Acquisition of Susquehanna Resource Management Facility)	AA-/NR	3,000,000	3,389,790
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	3,250,000	3,249,643
Monroeville Financing Authority, 5.00% due 2/15/2026 (University of Pittsburgh Medical Center)	A+/Aa3	3,490,000	4,152,821
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	4,755,000	4,789,236
Pennsylvania Higher Education Facilities Authority, 0% due 7/1/2020 (Insured: AMBAC)	NR/NR	2,032,839	1,605,516
Pennsylvania State Public School Building Authority GO, 5.00% due 6/1/2027 (Philadelphia School District; Insured: AGM) (State Aid Withholding)	AA/A2	5,000,000	5,582,750
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	1,390,000	1,587,769
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	2,610,000	2,880,057
Philadelphia Authority for Industrial Development, 5.00% due 9/1/2032 (Thomas Jefferson University)	A+/A2	3,685,000	4,121,709
Philadelphia Authority for Industrial Development, 5.00% due 9/1/2034 (Thomas Jefferson University)	A+/A2	2,000,000	2,215,880
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2030 (Water and Sewer System; Insured: AGM)	A/A2	5,000,000	5,625,150
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,740,000	4,189,772
Pittsburgh Water & Sewer Authority, 5.00% due 9/1/2031 (Water and Sewer System; Insured: AGM)	A/A2	3,665,000	4,105,753
Plum Borough School District GO, 4.00% due 9/15/2017 (Insured: BAM) (State Aid Withholding)	AA/NR	365,000	369,873
Plum Borough School District GO, 4.00% due 9/15/2018 (Insured: BAM) (State Aid Withholding)	AA/NR	355,000	369,040
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	405,000	436,367
Plum Borough School District GO, 4.00% due 9/15/2020 (Insured: BAM) (State Aid Withholding)	AA/NR	385,000	414,818
Plum Borough School District GO, 4.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	425,000	463,416
Plum Borough School District GO, 5.00% due 9/15/2021 (Insured: BAM) (State Aid Withholding)	AA/NR	430,000	487,164
School District of Philadelphia GO, 5.00% due 9/1/2018 (School Reform Commission) (State Aid Withholding)	NR/A2	5,250,000	5,466,037

RHODE ISLAND — 0.34%
State of Rhode Island and Providence Plantations COP, 5.00% due 10/1/2024 (Training School Project)	AA-/Aa3	3,595,000	4,159,703
State of Rhode Island and Providence Plantations GO, 4.00% due 10/15/2023 (Consolidated Capital Development Loan)	AA/Aa2	800,000	875,904

SOUTH CAROLINA — 0.52%
City of Myrtle Beach, 5.00% due 6/1/2028 (Municipal Sports Complex)	AA-/A1	1,000,000	1,130,200
City of Myrtle Beach, 5.00% due 6/1/2030 (Municipal Sports Complex)	AA-/A1	1,000,000	1,117,250
Greenwood Fifty School Facilities, Inc., 5.00% due 12/1/2025 pre-refunded 12/1/2017 (School District No. 50; Insured: AGM)	AA/A1	2,400,000	2,466,264
Sumter Two School Facilities, Inc., 5.00% due 12/1/2021 pre-refunded 12/1/2017 (School District No. 2; Insured: AGM)	AA/A3	2,855,000	2,934,597

SOUTH DAKOTA — 0.39%
South Dakota Health and Educational Facilities Authority, 5.00% due 7/1/2023 (Avera Health)	AA-/A1	1,575,000	1,772,741
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2024 (Sanford Health)	A+/A1	1,700,000	1,831,750
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2028 (Sanford Health)	A+/A1	800,000	920,256
South Dakota Health and Educational Facilities Authority, 5.00% due 11/1/2029 (Sanford Health)	A+/A1	1,000,000	1,139,090

TENNESSEE — 0.74%
Tennessee Energy Acquisition Corp., 5.00% due 2/1/2023 (The Gas Project)	BBB+/A3	2,500,000	2,795,450
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2023 (The Gas Project)	BBB+/A3	7,000,000	8,005,130

TEXAS — 11.97%
Austin Community College District, 5.50% due 8/1/2023 pre-refunded 8/1/2018 (Round Rock Campus)	AA/Aa2	2,180,000	2,310,713
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 pre-refunded 7/1/2017 (Army Retirement Residence)	NR/NR	260,000	262,746
Bexar County Health Facilities Development Corp., 5.00% due 7/1/2027 (Army Retirement Residence)	BBB/NR	1,270,000	1,276,236
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2033 (Water and Wastewater System)	AA/Aa2	4,000,000	4,642,440
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2035 (Water and Wastewater System)	AA/Aa2	8,185,000	9,418,561
City of Austin (Travis, Williamson and Hays Counties), 5.00% due 11/15/2036 (Water and Wastewater System)	AA/Aa2	6,985,000	8,018,990
City of Brownsville, 5.00% due 9/1/2017 (Water, Wastewater & Electric Utilities Systems)	A+/A2	500,000	508,570
City of Brownsville, 5.00% due 9/1/2020 (Water, Wastewater & Electric Utilities Systems)	A+/A2	1,000,000	1,113,650
City of Dallas GO, 5.00% due 2/15/2025 (Public Improvements)	AA-/NR	1,000,000	1,157,310
City of Dallas GO, 5.00% due 2/15/2028 (Trinity River Corridor Infrastructure)	AA-/A1	1,000,000	1,111,040
City of Dallas GO, 5.00% due 2/15/2028 (Public Improvements)	AA-/NR	3,635,000	4,090,393
City of Dallas GO, 5.00% due 2/15/2030 (Public Improvements)	AA-/NR	3,585,000	3,975,514

16    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Dallas GO, 5.00% due 2/15/2034 (Public Improvements)	AA-/NR	$1,500,000	$1,628,850
City of Galveston, 5.00% due 9/1/2021 (Galveston Island Convention Center; Insured: AGM)	NR/A2	545,000	609,277
City of Galveston, 5.00% due 9/1/2024 (Galveston Island Convention Center; Insured: AGM)	NR/A2	1,115,000	1,276,017
City of Houston, 5.00% due 9/1/2032 (Convention & Entertainment Facilities)	A-/A2	3,560,000	3,989,977
City of Houston GO, 5.00% due 3/1/2020 (Public Improvements)	AA/Aa3	5,000,000	5,520,700
City of Houston GO, 5.00% due 3/1/2021 (Public Improvements)	AA/Aa3	5,000,000	5,657,150
City of Houston GO, 5.00% due 3/1/2023 (Public Improvements)	AA/Aa3	5,000,000	5,829,650
City of Houston GO, 5.00% due 3/1/2027 (Public Improvements)	AA/Aa3	1,175,000	1,383,656
City of McAllen, 5.00% due 3/1/2028 (International Toll Bridge; Insured: AGM)	AA/NR	1,390,000	1,615,708
City of McAllen, 5.00% due 3/1/2029 (International Toll Bridge; Insured: AGM)	AA/NR	590,000	681,639
City of McAllen, 5.00% due 3/1/2030 (International Toll Bridge; Insured: AGM)	AA/NR	1,530,000	1,754,497
City of McAllen, 5.00% due 3/1/2031 (International Toll Bridge; Insured: AGM)	AA/NR	1,610,000	1,833,226
City of McAllen, 5.00% due 3/1/2032 (International Toll Bridge; Insured: AGM)	AA/NR	1,000,000	1,132,020
City of Pharr Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	5,050,000	5,364,312
City of San Antonio, 5.00% due 7/1/2024 (Airport System Capital Improvements) (AMT)	A/A2	2,065,000	2,288,495
City of San Antonio, 5.00% due 7/1/2025 (Airport System Capital Improvements) (AMT)	A/A2	1,160,000	1,276,615
City of San Antonio, 2.25% due 2/1/2033 (Electric and Gas Systems)	AA-/NR	4,655,000	4,749,310
City of San Antonio, 5.00% due 5/15/2033 (Water System)	AA/Aa2	1,500,000	1,730,055
City of San Antonio, 5.00% due 5/15/2034 (Water System)	AA/Aa2	1,575,000	1,808,446
City of San Antonio, 3.00% due 12/1/2045 put 12/1/2019 (Electric and Gas Systems)	AA-/Aa2	5,200,000	5,382,156
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	2,705,000	3,187,058
Dallas Area Rapid Transit, 5.00% due 12/1/2034	AA+/Aa2	5,475,000	6,273,529
Dallas Area Rapid Transit, 5.00% due 12/1/2035	AA+/Aa2	4,000,000	4,567,040
Dallas Area Rapid Transit, 5.00% due 12/1/2036	AA+/Aa2	3,000,000	3,417,960
Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	A/A2	1,905,000	2,240,890
Harris County Cultural Education Facilities Finance Corp., 5.00% due 12/1/2028 (Memorial Hermann Health System)	A+/A1	3,000,000	3,449,070
Harris County Cultural Education Facilities Finance Corp., 0.95% due 9/1/2031 put 4/3/2017 (Texas Medical Center; LOC: JPMorgan Chase Bank, N.A.) (daily demand notes)	AA+/Aa1	2,850,000	2,850,000
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 pre-refunded 5/15/2021 (Cosmos Foundation, Inc.)	NR/NR	415,000	497,556
Houston Higher Education Finance Corp., 6.50% due 5/15/2031 (Cosmos Foundation, Inc.)	BBB/NR	360,000	411,203
Katy ISD GO, 5.00% due 2/15/2034 (Educational Facilities Improvements; Guaranty: PSF)	AAA/Aaa	7,560,000	8,697,326
Kimble County Hospital District GO, 5.00% due 8/15/2017 (Medical Facilities Improvements) (ETM)	NR/NR	510,000	518,063
Kimble County Hospital District GO, 5.00% due 8/15/2018 (Medical Facilities Improvements) (ETM)	NR/NR	525,000	553,786
La Vernia Higher Education Finance Corp., 5.75% due 8/15/2024 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	3,000,000	3,312,870
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	55,000	63,880
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	9,415,000	10,672,562
North Central Texas Health Facilities Development Corp., 5.00% due 8/15/2019 (Children’s Medical Center of Dallas)	NR/Aa2	270,000	292,353
North Texas Tollway Authority, 5.00% due 9/1/2017 (Special Projects System)	AA+/NR	450,000	457,830
North Texas Tollway Authority, 5.00% due 1/1/2020 (NTTA System)	A/A1	2,000,000	2,194,660
Round Rock ISD GO, 5.00% due 8/1/2028 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,840,000	3,360,458
Round Rock ISD GO, 5.00% due 8/1/2029 (Educational Facilities Improvements; Guaranty: PSF)	NR/Aaa	2,980,000	3,501,679
San Juan Higher Education Finance Authority, 5.75% due 8/15/2024 (IDEA Public Schools)	BBB/NR	1,590,000	1,725,993
Tarrant Regional Water District, 5.00% due 3/1/2028 (Water Control and Improvement)	AAA/NR	2,000,000	2,378,040
Tarrant Regional Water District, 5.00% due 3/1/2029 (Water Control and Improvement)	AAA/NR	1,650,000	1,947,528
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	3,000,000	3,047,070
Texas Public Finance Authority Charter School Finance Corp., 6.00% due 2/15/2030 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,750,000	1,973,842
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	2,000,000	2,031,380
Texas Transportation Commission, 5.00% due 8/15/2024 (Central Texas Turnpike System)	BBB+/Baa1	1,500,000	1,718,160
Texas Transportation Commission, 5.00% due 8/15/2025 (Central Texas Turnpike System)	BBB+/Baa1	750,000	852,128
Texas Transportation Commission GO, 5.00% due 4/1/2022 (Highway Improvements)	AAA/Aaa	1,000,000	1,161,080
Texas Transportation Commission GO, 5.00% due 4/1/2023 (Highway Improvements)	AAA/Aaa	1,000,000	1,179,840
Texas Transportation Commission GO, 5.00% due 4/1/2024 (Highway Improvements)	AAA/Aaa	1,000,000	1,192,720
Trinity River Authority, 5.00% due 2/1/2025 (Red Oak Creek System)	AA-/NR	625,000	741,450
Uptown Development Authority, 5.50% due 9/1/2029 pre-refunded 9/1/2019 (Infrastructure Improvements)	BBB/NR	1,250,000	1,377,312

U.S. VIRGIN ISLANDS — 0.28%
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029	NR/Caa2	5,000,000	4,137,500

UTAH — 0.09%
Local Building Authority of Salt Lake Valley Fire Service Area, 5.25% due 4/1/2020 pre-refunded 4/1/2018	NR/Aa2	1,250,000	1,303,950

Semi-Annual Report    17

Schedule of Investments, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
VIRGINIA — 0.47%
County of Hanover IDA, 6.00% due 10/1/2021 (FirstHealth Richmond Memorial Hospital) (ETM)	AA-/NR	$590,000	$630,610
Virginia Housing Development Authority GO, 4.85% due 4/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,124,738
Virginia Housing Development Authority GO, 4.85% due 10/1/2019 (Multi-Family Housing Development) (AMT)	AAA/Aaa	3,100,000	3,119,995

WASHINGTON — 2.94%
City of Seattle, 5.00% due 2/1/2019 (Light and Power Improvements)	AA/Aa2	3,000,000	3,214,650
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (EvergreenHealth Medical Center)	NR/Aa3	1,015,000	1,168,448
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2029 (EvergreenHealth Medical Center)	NR/Aa3	2,930,000	3,347,056
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2030 (EvergreenHealth Medical Center)	NR/Aa3	600,000	682,134
King County Public Hospital District No. 2 GO, 5.00% due 12/1/2031 (EvergreenHealth Medical Center)	NR/Aa3	2,040,000	2,305,567
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2025 (Skagit Regional Health)	NR/A1	4,860,000	5,594,638
Skagit County Public Hospital District No. 1 GO, 5.00% due 12/1/2028 (Skagit Regional Health)	NR/A1	3,000,000	3,425,370
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2027 (Island Hospital)	NR/A1	2,445,000	2,720,331
Skagit County Public Hospital District No. 2 GO, 5.00% due 12/1/2028 (Island Hospital)	NR/A1	2,195,000	2,432,367
State of Washington COP, 5.00% due 7/1/2030 (Acquisition and Improvements of Real and Personal Property)	NR/Aa2	4,415,000	5,197,559
State of Washington COP, 5.00% due 7/1/2031 (Acquisition and Improvements of Real and Personal Property)	NR/Aa2	4,635,000	5,420,818
Tacoma School District No.10 GO, 5.00% due 12/1/2019 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,100,340
Tacoma School District No.10 GO, 5.00% due 12/1/2020 (Pierce County Capital Projects)	AA+/Aa1	1,000,000	1,128,840
Washington Health Care Facilities Authority, 5.25% due 8/15/2024 pre-refunded 8/15/2018 (MultiCare Systems; Insured: AGM)	AA/Aa3	1,000,000	1,056,850
Washington Health Care Facilities Authority, 6.25% due 8/1/2028 pre-refunded 8/1/2018 (Highline Medical Centers; Insured: FHA 242)	NR/NR	3,985,000	4,258,212

WISCONSIN — 2.37%
Wisconsin Health & Educational Facilities Authority, 5.00% due 7/1/2021 (Agnesian Healthcare, Inc.)	A/A2	2,170,000	2,373,069
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2023 (ProHealth Care, Inc.)	A+/A1	1,980,000	2,220,669
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2024 (ProHealth Care, Inc.)	A+/A1	2,460,000	2,747,254
Wisconsin Health & Educational Facilities Authority, 5.50% due 7/1/2025 (Agnesian Healthcare, Inc.)	A/A2	5,000,000	5,503,100
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2025 (ProHealth Care, Inc.)	A+/A1	3,180,000	3,549,389
Wisconsin Health & Educational Facilities Authority, 5.00% due 8/15/2026 (ProHealth Care, Inc.)	A+/A1	3,305,000	3,666,864
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2035 (Ascension Health)	AA+/Aa2	10,000,000	11,228,800
Wisconsin Health & Educational Facilities Authority, 5.00% due 11/15/2036 (Ascension Health)	AA+/Aa2	3,000,000	3,361,170

TOTAL INVESTMENTS — 98.93% (Cost $1,409,529,095)			$1,447,934,689
OTHER ASSETS LESS LIABILITIES — 1.07%			15,608,239

NET ASSETS — 100.00%			$1,463,542,928

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Segregated as collateral for a when-issued security.
b	When-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation

HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IBC	Insured Bond Certificate
IDA	Industrial Development Authority
ISD	Independent School District
JEA	Jacksonville Electric Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SONYMA	State of New York Mortgage Authority
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

18    Semi-Annual Report

Statement of Assets and Liabilities

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $1,409,529,095) (Note 3)	$1,447,934,689
Cash	827,331
Receivable for investments sold	4,020,000
Receivable for fund shares sold	2,959,329
Interest receivable	16,529,622
Prepaid expenses and other assets	45,859

Total Assets	1,472,316,830

LIABILITIES
Payable for investments purchased	4,000,000
Payable for fund shares redeemed	3,520,571
Payable to investment advisor and other affiliates (Note 4)	818,771
Accounts payable and accrued expenses	165,133
Dividends payable	269,427

Total Liabilities	8,773,902

NET ASSETS	$1,463,542,928

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(3,781)
Net unrealized appreciation on investments	38,405,594
Accumulated net realized gain (loss)	(6,546,243)
Net capital paid in on shares of beneficial interest	1,431,687,358

$1,463,542,928

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($407,004,300 applicable to 29,131,439 shares of beneficial interest outstanding - Note 5)	$13.97
Maximum sales charge, 2.00% of offering price	0.29

Maximum offering price per share	$14.26

Class C Shares:
Net asset value and offering price per share* ($152,840,426 applicable to 10,925,414 shares of beneficial interest outstanding - Note 5)	$13.99

Class I Shares:
Net asset value, offering and redemption price per share ($903,698,202 applicable to 64,763,744 shares of beneficial interest outstanding - Note 5)	$13.95

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    19

Statement of Operations

Thornburg Intermediate Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $7,336,530)	$22,774,512

EXPENSES
Investment advisory fees (Note 4)	3,370,067
Administration fees (Note 4)
Class A Shares	272,204
Class C Shares	100,158
Class I Shares	226,345
Distribution and service fees (Note 4)
Class A Shares	544,407
Class C Shares	479,761
Transfer agent fees
Class A Shares	114,151
Class C Shares	39,946
Class I Shares	376,400
Registration and filing fees
Class A Shares	12,651
Class C Shares	9,584
Class I Shares	30,247
Custodian fees (Note 2)	90,580
Professional fees	31,562
Accounting fees (Note 4)	25,983
Trustee fees	34,880
Other expenses	61,283

Total Expenses	5,820,209
Less:
Expenses reimbursed by investment advisor (Note 4)	(22,333)

Net Expenses	5,797,876

Net Investment Income	16,976,636

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(6,454,832)
Net change in unrealized appreciation (depreciation) on investments	(49,758,993)

Net Realized and Unrealized Loss	(56,213,825)

Net Decrease in Net Assets Resulting from Operations	$(39,237,189)

See notes to financial statements.

20    Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$16,976,636	$31,582,883
Net realized gain (loss) on investments	(6,454,832)	87,293
Net unrealized appreciation (depreciation) on investments	(49,758,993)	29,544,061

Net Increase (Decrease) in Net Assets Resulting from Operations	(39,237,189)	61,214,237

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(4,613,158)	(8,992,508)
Class C Shares	(1,438,127)	(2,806,252)
Class I Shares	(10,925,351)	(19,784,123)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(43,844,022)	35,033,185
Class C Shares	(11,377,257)	6,640,373
Class I Shares	(21,179,553)	190,211,712

Net Increase (Decrease) in Net Assets	(132,614,657)	261,516,624

NET ASSETS
Beginning of Period	1,596,157,585	1,334,640,961

End of Period	$1,463,542,928	$1,596,157,585

Distribution in excess of net investment income	$(3,781)	$(3,781)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    21

Notes to Financial Statements

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

22     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,409,529,095

Gross unrealized appreciation on a tax basis	$49,538,549
Gross unrealized depreciation on a tax basis	(11,132,955)

Net unrealized appreciation (depreciation) on investments (tax basis)	$38,405,594

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $110. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $91,303, (of which $0 are short-term and $91,303 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$1,447,934,689	$—	$1,447,934,689	$—

Total Investments in Securities	$1,447,934,689	$—	$1,447,934,689	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2017 was 0.45% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $25,983 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $604 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,352 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017 the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $22,333 for Class C shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by Trustees and Officers of the Trust and the Advisor is 0.27%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,739,952	$38,315,853	9,279,089	$133,413,786
Shares issued to shareholders in reinvestment of dividends	303,907	4,252,862	574,357	8,275,394
Shares repurchased	(6,198,333)	(86,412,737)	(7,420,820)	(106,655,995)

Net increase (decrease)	(3,154,474)	$(43,844,022)	2,432,626	$35,033,185

Class C Shares
Shares sold	517,295	$7,270,574	1,913,796	$27,572,239
Shares issued to shareholders in reinvestment of dividends	87,125	1,220,676	165,842	2,392,143
Shares repurchased	(1,418,438)	(19,868,507)	(1,617,751)	(23,324,009)

Net increase (decrease)	(814,018)	$(11,377,257)	461,887	$6,640,373

Class I Shares
Shares sold	15,980,993	$222,907,727	25,331,370	$364,312,426
Shares issued to shareholders in reinvestment of dividends	692,771	9,683,346	1,211,588	17,444,423
Shares repurchased	(18,224,200)	(253,770,626)	(13,320,008)	(191,545,137)

Net increase (decrease)	(1,550,436)	$(21,179,553)	13,222,950	$190,211,712

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $159,405,661 and $179,999,063 respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

26     Semi-Annual Report

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Semi-Annual Report    27

Financial Highlights

    Thornburg Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$14.47	0.15	(0.50)	(0.35)	(0.15)	—	(0.15)	$13.97	2.12	(d)	0.91	(d)	0.91	(d)	0.91	(d)	(2.43)	11.99	$407,005
2016(c)	$14.17	0.29	0.30	0.59	(0.29)	—	(0.29)	$14.47	2.00		0.92		0.92		0.92		4.17	10.80	$467,335
2015(c)	$14.23	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$14.17	2.09		0.92		0.92		0.92		1.68	13.49	$423,113
2014(c)	$13.76	0.34	0.47	0.81	(0.34)	—	(0.34)	$14.23	2.43		0.92		0.92		0.92		5.95	14.85	$417,369
2013(c)	$14.22	0.33	(0.46)	(0.13)	(0.33)	—	(0.33)	$13.76	2.37		0.92		0.92		0.92		(0.91)	29.18	$429,941
CLASS C SHARES
2017(b)	$14.49	0.13	(0.50)	(0.37)	(0.13)	—	(0.13)	$13.99	1.79	(d)	1.24	(d)	1.24	(d)	1.27	(d)	(2.58)	11.99	$152,840
2016	$14.19	0.24	0.30	0.54	(0.24)	—	(0.24)	$14.49	1.68		1.24		1.24		1.27		3.84	10.80	$170,149
2015	$14.25	0.25	(0.06)	0.19	(0.25)	—	(0.25)	$14.19	1.77		1.24		1.24		1.28		1.35	13.49	$160,042
2014	$13.78	0.30	0.47	0.77	(0.30)	—	(0.30)	$14.25	2.11		1.24		1.24		1.29		5.61	14.85	$157,126
2013	$14.24	0.29	(0.46)	(0.17)	(0.29)	—	(0.29)	$13.78	2.05		1.24		1.24		1.30		(1.22)	29.18	$159,727
CLASS I SHARES
2017(b)	$14.46	0.17	(0.51)	(0.34)	(0.17)	—	(0.17)	$13.95	2.41	(d)	0.62	(d)	0.62	(d)	0.62	(d)	(2.36)	11.99	$903,698
2016	$14.15	0.33	0.31	0.64	(0.33)	—	(0.33)	$14.46	2.30		0.61		0.61		0.61		4.57	10.80	$958,674
2015	$14.22	0.34	(0.07)	0.27	(0.34)	—	(0.34)	$14.15	2.39		0.62		0.62		0.62		1.91	13.49	$751,486
2014	$13.75	0.38	0.47	0.85	(0.38)	—	(0.38)	$14.22	2.73		0.62		0.61		0.62		6.28	14.85	$618,280
2013	$14.20	0.38	(0.45)	(0.07)	(0.38)	—	(0.38)	$13.75	2.68		0.61		0.61		0.61		(0.53)	29.18	$449,501

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

28 Semi-Annual Report	Semi-Annual Report 29

Expense Example

Thornburg Intermediate Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Class A Shares
Actual	$1,000.00	$975.73	$4.51
Hypothetical*	$1,000.00	$1,020.37	$4.61
Class C Shares
Actual	$1,000.00	$974.20	$6.10
Hypothetical*	$1,000.00	$1,018.75	$6.24
Class I Shares
Actual	$1,000.00	$976.44	$3.06
Hypothetical*	$1,000.00	$1,021.83	$3.13

†	Expenses are equal to the annualized expense ratio for each class (A: 0.91%; C: 1.24%; I: 0.62%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30    Semi-Annual Report

Other Information

Thornburg Intermediate Municipal Fund	March 31, 2017, 2015 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    31

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task - our principal obligation to you - is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

32    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    33

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Semi-Annual Report    35

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH172

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Municipal Income Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Municipal Income Fund. The net asset value (NAV) of the Class A shares decreased by 60 cents to $14.93 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 16.32 cents per share. If you reinvested your dividends, you received 16.39 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 2.81% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 2.16% return for the BofA Merrill Lynch Municipal Master Index.

The Fund’s duration exposure contributed 0.73% to relative performance. Performance attributed to credit factors detracted 0.40% from performance, and was largely driven by a single, troubled, legacy issue. Other risk factors detracted 0.48% from performance. Fund expenses accounted for the other differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, particularly municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg Strategic Municipal Income Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

Elsewhere, Bloomberg provides a heat map of the economic health of U.S. states, covering the period from the fourth quarter of 2015 through the fourth quarter of 2016 (the most recent data available). The majority of the states appear healthy except those with heavy dependence on oil, gas, and coal. The energy-dependent states should improve if oil can maintain prices above $50/barrel.

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income. There are a number of proposals that have been brought forth, and we believe that if tax reform is enacted, it will be something different than any one of these specific proposals.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in high-tax states would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio in an opportunistic fashion, taking higher degrees of risk when our shareholders are getting paid to take those risks. We go where the value is! Unfortunately, in this environment we see very little reason to position the portfolio any place other than the low end of its relative risk spectrum.

Thank you for your continued trust in us, and please know that the co-managers of this Fund are invested alongside you.

Sincerely,

Christopher Ryon, CFA Portfolio Manager Managing Director	Nicholos Venditti, CFA Portfolio Manager Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.
A Shares (Incep: 4/1/09)
Without sales charge	-0.90%	2.81%	3.07%	6.40%
With sales charge	-2.86%	2.12%	2.65%	6.14%
C Shares (Incep: 4/1/09)
Without sales charge	-1.29%	2.47%	2.74%	6.09%
With sales charge	-1.87%	2.47%	2.74%	6.09%
I Shares (Incep: 4/1/09)	-0.67%	3.11%	3.39%	6.72%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.29%
SEC Yield	1.60%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of Apr-1-09 Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Mar-17 future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.29%; C shares, 1.66%; I shares, 0.93%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.00%; C shares, 1.51%; I shares, 0.78%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.17%, and the SEC yield would have been 1.46%.

Glossary

The BofA Merrill Lynch Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks a high level of current income exempt from federal individual income tax (may be subject to Alternative Minimum Tax).

The Fund invests principally in a portfolio of municipal bonds issued by states and state agencies, local governments and their agencies, and by U.S. territories and possessions.

Not more than 50% of the portfolio is invested in bonds rated below investment grade (or of equivalent quality as determined in accordance with the prospectus) at the time of purchase. Also, the portfolio is typically diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve. The flexible nature of the Fund allows the team to adapt the portfolio’s duration and credit quality to our perception of future market conditions.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	222

Effective Duration	5.2 Yrs

Average Maturity	9.7 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ARIZONA — 1.26%
Arizona HFA, 5.00% due 12/1/2031 (Scottsdale Lincoln Hospitals)	NR/A2	$2,500,000	$2,809,100
Pima County IDA, 5.125% due 12/1/2040 (Providence Day School)	BBB+/NR	710,000	739,408
ARKANSAS — 0.40%
University of Arkansas Board of Trustees, 5.00% due 11/1/2036 (Fayetteville Campus)	NR/Aa2	1,000,000	1,121,750
CALIFORNIA — 16.81%
ABAG Finance Authority for Nonprofit Corporations, 5.00% due 7/1/2047 (Episcopal Senior Communities)	NR/NR	1,635,000	1,717,044
Benicia USD GO, 0% due 8/1/2026 (Benicia High School; Insured: AGM)	AA/A2	830,000	637,540
California HFFA, 6.25% due 2/1/2026 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	1,500,000	1,729,455
California HFFA, 5.00% due 11/15/2034 (Children’s Hospital Los Angeles)	BBB+/Baa2	420,000	453,440
California Municipal Finance Authority, 8.50% due 11/1/2039 pre-refunded 11/1/2019 (Harbor Regional Center)	NR/A3	1,000,000	1,184,270
California Pollution Control Financing Authority, 5.00% due 11/21/2045 (Poseidon Resources (Channelside) LP Desalination Project) (AMT)	NR/Baa3	3,000,000	3,106,830
California School Cash Reserve Program Authority, 2.00% due 6/30/2017	SP-1+/NR	1,000,000	1,002,710
California State Public Works Board, 5.00% due 4/1/2028 (Corrections, Rehabilitation and Judicial Council)	A+/A1	1,000,000	1,134,680
California State Public Works Board, 6.25% due 4/1/2034 pre-refunded 4/1/2019 (Department of General Services-Office Buildings 8 and 9 Renovation)	A+/Aaa	100,000	110,150
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	125,000	129,983
California Statewide Communities Development Authority, 5.00% due 5/15/2035 (Irvine East Campus Apartments)	NR/Baa1	2,975,000	3,243,137
California Statewide Communities Development Authority, 6.125% due 7/1/2046 pre-refunded 1/1/2019 (Aspire Public Schools)	NR/NR	995,000	1,080,500
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	2,210,000	1,522,160
Carson Redevelopment Agency, 7.00% due 10/1/2036 pre-refunded 10/1/2019 (Project Area 1)	A-/NR	500,000	571,810
Chico Redevelopment Agency, 5.00% due 4/1/2030 (Chico Amended & Merged Redevelopment; Insured: AMBAC)	A+/NR	1,500,000	1,503,660
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	2,000,000	2,009,800
City of Moorpark Mobile Home Park, 6.15% due 5/15/2031 (Villa Del Arroyo)	A+/NR	1,000,000	1,113,850
City of Palm Springs Financing Authority, 5.25% due 6/1/2027 (Downtown Revitalization Project)	AA/NR	1,620,000	1,846,573
Corona-Norco USD COP, 5.00% due 4/15/2031 (Insured: AGM)	AA/A1	1,750,000	1,912,050
County of El Dorado, 5.00% due 9/1/2026 (El Dorado Hills Development-Community Facilities)	A/NR	630,000	703,105
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	3,000,000	3,017,370
Daly County Housing Development Finance Agency, 5.25% due 12/15/2023 (Franciscan Country Club Mobile Home Park Acquisition)	A+/NR	650,000	665,028
M-S-R Energy Authority, 6.50% due 11/1/2039	BBB+/NR	1,000,000	1,358,470
Metropolitan Water District of Southern California Floating Rate Note, 1.07% due 7/1/2030	AAA/Aa1	4,000,000	4,000,000
Oakland USD GO, 5.00% due 8/1/2035 (County of Alameda Educational Facilities)	AA-/Aa3	1,000,000	1,138,550
Redwood City Redevelopment Agency, 0% due 7/15/2021 (Redevelopment Project Area 2; Insured: AMBAC)	A-/NR	1,285,000	1,137,867
Riverside County Asset Leasing Corp., 0% due 6/1/2021 (Riverside County Hospital; Insured: Natl-Re)	AA-/A1	535,000	489,589
San Francisco City & County Redevelopment Financing Authority, 0% due 8/1/2023 (Redevelopment Project; Insured: Natl-Re)	AA-/A2	1,025,000	856,593
San Francisco City & County Redevelopment Financing Authority, 6.50% due 8/1/2039 pre-refunded 8/1/2019 (Mission Bay North Redevelopment)	A-/NR	250,000	280,915
San Francisco City & County Redevelopment Financing Authority, 6.75% due 8/1/2041 pre-refunded 2/1/2021 (Mission Bay North Redevelopment)	A-/NR	500,000	599,965
San Jose Redevelopment Agency, 5.50% due 8/1/2035 (Merged Area Redevelopment)	A/A2	1,000,000	1,096,770
State of California GO, 5.00% due 8/1/2032 (Kindergarten-University Facilities)	AA-/Aa3	4,600,000	5,331,722
Union Elementary School District, 0% due 9/1/2027 (Santa Clara County District Schools; Insured: Natl-Re)	AA+/NR	905,000	654,406
COLORADO — 1.30%
Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	BBB-/Baa2	1,000,000	1,139,160
Eagle River Fire District, 6.625% due 12/1/2024 pre-refunded 12/1/2019	NR/NR	225,000	256,552
Eagle River Fire District, 6.875% due 12/1/2030 pre-refunded 12/1/2019	NR/NR	400,000	458,592
Public Authority for Colorado Energy, 5.75% due 11/15/2018 (Natural Gas Purchase)	BBB+/Baa1	285,000	295,576
Public Authority for Colorado Energy, 6.50% due 11/15/2038 (Natural Gas Purchase)	BBB+/Baa1	260,000	349,349
Regional Transportation District COP, 5.375% due 6/1/2031 (FasTracks Transportation System)	A/Aa3	500,000	550,950
Regional Transportation District COP, 5.00% due 6/1/2044 (FasTracks Transportation System)	A/Aa3	565,000	622,478
CONNECTICUT — 1.82%
Connecticut Health & Educational Facilities Authority, 6.00% due 7/1/2039 pre-refunded 7/1/2019 (Ethel Walker School)	NR/NR	1,000,000	1,107,870
State of Connecticut GO Floating Rate Note, 1.31% due 9/15/2017 (Various Capital Projects)	AA-/Aa3	1,000,000	999,990
State of Connecticut GO Floating Rate Note, 1.54% due 6/15/2018 (Various Capital Projects)	AA-/Aa3	3,000,000	3,010,080

8     Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
DELAWARE — 0.38%
Delaware HFA, 5.00% due 7/1/2021 (Nanticoke Memorial Hospital)	BBB/NR	$1,000,000	$1,084,610
DISTRICT OF COLUMBIA — 0.36%
Metropolitan Washington Airports Authority, 0% due 10/1/2027 (Dulles Toll Road; Insured: AGM)	AA/A3	1,500,000	1,023,885
FLORIDA — 4.33%
City of Miami GO, 5.00% due 1/1/2018 (Homeland Defense/Neighborhood Capital Improvements)	AA-/A1	1,790,000	1,837,328
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2027 (Nova Southeastern University)	A-/Baa1	1,000,000	1,095,150
Florida Higher Educational Facilities Financing Authority, 5.00% due 4/1/2028 (Nova Southeastern University)	A-/Baa1	1,250,000	1,417,175
Miami-Dade County Expressway Authority, 5.00% due 7/1/2022 (Toll System Five-Year Work Program)	A/A2	625,000	716,994
Miami-Dade County Expressway Authority, 5.00% due 7/1/2024 (Toll System Five-Year Work Program)	A/A2	625,000	733,206
Miami-Dade County School Board COP, 5.00% due 8/1/2027 (District School Facilities and Infrastructure)	A/A1	1,100,000	1,221,913
Orange County, 5.00% due 10/1/2031 (Tourist Development)	AA-/Aa3	1,000,000	1,158,880
Pinellas County Educational Facilities Authority, 5.25% due 10/1/2030 (Barry University)	BBB/NR	500,000	538,380
Sarasota County Public Hospital Board, 4.343% due 10/1/2021 (Sarasota Memorial Hospital; Insured: Natl-Re)	AA-/A1	1,000,000	1,036,550
Tampa Sports Authority, 5.75% due 10/1/2020 (Tampa Bay Arena; Insured: Natl-Re)	AA-/NR	725,000	780,397
Volusia County Educational Facilities Authority, 5.00% due 10/15/2030 (Embry-Riddle Aeronautical University, Inc.)	NR/Baa1	1,500,000	1,654,710
GEORGIA — 0.92%
City of Atlanta, 6.25% due 11/1/2034 pre-refunded 11/1/2019 (Water and Wastewater Capital Improvement Program)	AA-/Aa2	500,000	564,165
Development Authority of Fulton County, 5.00% due 10/1/2019 (Georgia Tech Athletic Assoc.)	NR/A2	1,000,000	1,089,040
Main Street Natural Gas, Inc., 5.00% due 3/15/2018 (Georgia Gas)	A-/A3	515,000	532,433
Main Street Natural Gas, Inc., 5.50% due 9/15/2023 (Georgia Gas)	BBB+/NR	350,000	403,441
GUAM — 3.46%
Government of Guam, 5.00% due 11/15/2031 (Economic Development)	A/NR	2,000,000	2,120,580
Government of Guam, 5.00% due 11/15/2032 (Various Capital Projects)	A/NR	3,000,000	3,165,300
Government of Guam, 5.75% due 12/1/2034 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	500,000	558,140
Government of Guam Department of Education COP, 6.875% due 12/1/2040 (John F. Kennedy High School)	B+/NR	1,000,000	1,056,710
Government of Guam GO, 7.00% due 11/15/2039 pre-refunded 11/15/2019 (Economic Development)	NR/NR	520,000	596,705
Guam Power Authority, 5.00% due 10/1/2027 (Electric Power System; Insured: AGM)	AA/A2	1,000,000	1,130,190
Guam Waterworks Authority, 5.25% due 7/1/2024 (Water and Wastewater System)	A-/Baa2	500,000	566,095
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	548,070
IDAHO — 0.36%
State of Idaho GO, 2.00% due 6/30/2017	SP-1+/Mig1	1,000,000	1,002,660
ILLINOIS — 8.81%
Board of Education of the City of Chicago GO, 5.00% due 12/1/2020 (Education Capital Improvement Program; Insured: AGM)	AA/A2	365,000	373,063
Chicago Park District, 5.00% due 1/1/2027 (Various Capital Improvements)	AA+/NR	825,000	934,816
Chicago Park District GO, 5.00% due 1/1/2035 (Various Capital Improvements)	AA+/NR	2,000,000	2,131,780
City of Chicago, 5.00% due 1/1/2018	BBB-/Ba1	500,000	508,650
City of Chicago, 0% due 11/1/2018 (Water System Improvements; Insured: AMBAC)	A+/Baa1	305,000	297,225
City of Chicago, 5.00% due 1/1/2022	BBB-/Ba1	1,195,000	1,272,759
City of Chicago, 5.00% due 11/1/2029 (Water System Improvements)	A/Baa2	200,000	216,476
City of Chicago, 5.00% due 1/1/2030 (Wastewater Transmission System)	A/NR	1,500,000	1,637,655
City of Chicago, 5.00% due 1/1/2031 (Riverwalk Expansion Project; Insured: AGM)	AA/A2	500,000	533,560
City of Chicago, 5.00% due 1/1/2031 (Chicago O’Hare International Airport)	A/NR	500,000	565,335
City of Chicago GO, 5.00% due 1/1/2020 (Capital Projects; Insured: AGM)	AA/A2	475,000	476,563
City of Chicago GO, 5.00% due 1/1/2026 (Debt Restructuring)	BBB+/NR	500,000	498,560
City of Chicago GO, 5.25% due 1/1/2035 (Various Infrastructure Projects)	BBB+/Ba1	500,000	482,065
Cook County GO, 5.25% due 11/15/2033	AA-/A2	1,000,000	1,057,610
Illinois Finance Authority, 5.00% due 8/1/2029 (Advocate Health Care Network)	AA+/Aa2	2,195,000	2,484,937
Illinois Finance Authority, 5.00% due 8/15/2035 (Silver Cross Hospital & Medical Centers)	NR/Baa1	2,355,000	2,521,051
Illinois Finance Authority, 5.75% due 11/15/2037 pre-refunded 11/15/2017 (OSF Healthcare System)	A/A2	330,000	339,864
Illinois Finance Authority, 6.00% due 5/15/2039 pre-refunded 5/15/2020 (OSF Healthcare System)	NR/NR	990,000	1,127,917
Illinois Finance Authority, 6.00% due 5/15/2039 (OSF Healthcare System)	A/A2	555,000	610,344
Illinois Toll Highway Authority, 5.00% due 1/1/2037 (Move Illinois Program)	AA-/Aa3	1,000,000	1,104,370
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2028	AA-/NR	1,000,000	1,123,940
Kane, Cook, & DuPage Counties School District No. 46 GO, 5.00% due 1/1/2031	AA-/NR	2,255,000	2,499,555
Metropolitan Pier & Exposition Authority, 5.00% due 6/15/2050 (McCormick Place)	BBB-/Baa3	1,500,000	1,511,370

Semi-Annual Report     9

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Metropolitan Water Reclamation District of Greater Chicago GO, 5.25% due 12/1/2032 (Various Capital Improvement Projects)	AA+/Aa2	$40,000	$47,478
Will County School District No. 114 GO, 0% due 12/1/2023 (Educational Facilities; Insured: Natl-Re)	NR/A3	570,000	469,212
INDIANA — 1.81%
City of Carmel Redevelopment District COP, 6.50% due 7/15/2035 pre-refunded 1/15/2021 (Performing Arts Center)	NR/NR	1,000,000	1,178,420
City of Whiting Environmental Facilities, 5.00% due 3/1/2046 (BP Products North America Inc. Project) (AMT)	A-/A2	2,500,000	2,827,025
Indiana Finance Authority, 6.375% due 9/15/2041 (Marian University)	BBB-/NR	1,000,000	1,096,030
KANSAS — 1.10%
City of Wichita, 5.85% due 12/1/2025 (Brentwood Apartments)	B/NR	895,000	842,141
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2031 (Utility System Improvement)	A+/A3	1,000,000	1,129,240
Unified Government of Wyandotte County/Kansas City, 5.00% due 9/1/2032 (Utility System Improvement)	A+/A3	1,000,000	1,123,590
KENTUCKY — 2.18%
Commonwealth of Kentucky State Property and Buildings Commission, 5.00% due 11/1/2020 pre-refunded 11/1/2018 (Project No. 89; Insured: AGM)	AA/Aa3	2,500,000	2,655,575
County of Owen, 6.25% due 6/1/2039 (Kentucky-American Water Co. Project)	A/A3	540,000	583,421
Kentucky Economic DFA, 0% due 10/1/2021 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	715,000	634,620
Kentucky Economic DFA, 0% due 10/1/2022 (Norton Healthcare, Inc.; Insured: Natl-Re)	AA-/A3	2,650,000	2,268,029
LOUISIANA — 2.01%
City of New Orleans, 5.00% due 12/1/2034 (Water System Facilities Improvement)	A-/NR	400,000	446,288
Louisiana Energy and Power Authority, 5.25% due 6/1/2038 (LEPA Unit No. 1; Insured: AGM)	AA/A2	2,000,000	2,221,800
Louisiana Public Facilities Authority, 5.00% due 7/1/2032 pre-refunded 7/1/2017 (Black & Gold Facilities; Insured: CIFG)	AA/A3	120,000	121,267
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 pre-refunded 5/15/2017 (Ochsner Clinic Foundation)	NR/NR	140,000	140,792
Louisiana Public Facilities Authority, 5.375% due 5/15/2043 (Ochsner Clinic Foundation)	NR/Baa1	360,000	361,253
Parish of St. Charles, 4.00% due 12/1/2040 put 6/1/2022 (Valero Energy Corp. Refinery)	BBB/Baa2	2,250,000	2,360,498
MASSACHUSETTS — 0.29%
Massachusetts Development Finance Agency, 5.00% due 7/1/2032 (Jordan Hospital and Milton Hospital)	A-/A3	355,000	395,275
Massachusetts Development Finance Agency, 5.00% due 7/1/2033 (Jordan Hospital and Milton Hospital)	A-/A3	200,000	221,174
Massachusetts Educational Financing Authority, 6.00% due 1/1/2028	AA/NR	195,000	205,699
MICHIGAN — 5.49%
Board of Governors of Wayne State University, 5.00% due 11/15/2033 (Educational Facilities and Equipment)	A+/Aa3	1,250,000	1,402,875
City of Troy GO, 5.25% due 11/1/2032 (Downtown Development Authority-Community Center Facilities)	AAA/NR	1,025,000	1,163,672
County of Genesee GO, 5.375% due 11/1/2038 (Water Supply System; Insured: BAM)	AA/A2	1,000,000	1,111,160
Detroit City School District, 5.00% due 5/1/2025 (School Building & Site; Insured: Q-SBLF)	AA-/Aa1	1,000,000	1,098,920
Detroit City School District GO, 5.25% due 5/1/2027 (School Building & Site; Insured: AGM)	AA/Aa1	1,000,000	1,173,290
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 pre-refunded 5/15/2020 (Bronson Methodist Hospital)	NR/NR	550,000	610,594
Kalamazoo Hospital Finance Authority, 5.00% due 5/15/2036 (Bronson Methodist Hospital)	NR/A2	450,000	483,296
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 pre-refunded 5/15/2021 (Bronson Methodist Hospital)	NR/NR	860,000	986,042
Kalamazoo Hospital Finance Authority, 5.25% due 5/15/2041 (Bronson Methodist Hospital)	NR/A2	140,000	151,502
Livonia Public School District GO, 5.00% due 5/1/2036 (School Building & Site)	AA/A2	225,000	245,662
Michigan Finance Authority, 5.00% due 4/1/2031 (State Dept. of Human Services Office Buildings)	A+/NR	1,000,000	1,074,880
Michigan Public School Academy, 8.00% due 8/1/2035 (Will Carleton Charter School)	NR/NR	995,000	1,029,924
Michigan State Hospital Finance Authority, 5.00% due 7/15/2025 pre-refunded 7/15/2017 (Oakwood Southshore Medical Center)	A/A1	650,000	657,917
Michigan State Hospital Finance Authority, 5.75% due 11/15/2039 pre-refunded 11/15/2019 (Henry Ford Health System)	A/A3	1,000,000	1,115,240
Michigan Strategic Fund, 7.00% due 5/1/2021 (Detroit Edison Company; Insured: Natl-Re/AMBAC)	NR/NR	250,000	300,118
Wayne County Airport Authority, 5.00% due 12/1/2031 (Detroit Metropolitan Wayne County Airport)	A/A2	650,000	716,410
Wayne County Airport Authority, 5.00% due 12/1/2033 (Detroit Metropolitan Wayne County Airport)	A/A2	825,000	901,741
Wayne County Airport Authority, 5.00% due 12/1/2034 (Detroit Metropolitan Wayne County Airport)	A/A2	1,140,000	1,241,266
MINNESOTA — 0.15%
Washington County Housing Redevelopment Authority, 5.625% due 6/1/2037 pre-refunded 6/1/2017 (Birchwood and Woodbury Healthcare Facility Projects)	NR/NR	415,000	418,362
MISSOURI — 1.07%
Tax Increment Financing Commission of Kansas City, 5.25% due 3/1/2018 (Maincor Public Improvements) (ETM)	NR/NR	420,000	434,007
Tax Increment Financing Commission of Kansas City, 6.00% due 5/1/2030 (Union Hill Redevelopment Project)	NR/NR	2,505,000	2,569,003

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
NEBRASKA — 0.70%
Douglas County Health Facilities, 5.00% due 11/1/2029 (Nebraska Methodist Health System)	A-/NR	$950,000	$1,069,196
Douglas County Health Facilities, 5.00% due 11/1/2030 (Nebraska Methodist Health System)	A-/NR	800,000	892,888
NEW JERSEY — 4.03%
Higher Education Student Assistance Authority, 5.75% due 12/1/2039 (NJCLASS Student Loan Program) (AMT)	A/A2	750,000	801,795
New Jersey Economic Development Authority, 5.50% due 6/15/2030 (School Facilities Construction)	BBB+/Baa1	1,000,000	1,064,180
New Jersey EDA, 5.00% due 3/1/2026 (School Facilities Construction)	BBB+/Baa1	1,000,000	1,036,200
New Jersey EDA, 5.50% due 9/1/2027 (School Facilities Construction; Insured: Natl-Re)	AA-/A3	1,000,000	1,160,330
New Jersey EDA, 5.00% due 6/15/2029 (School Facilities Construction)	BBB+/Baa1	2,000,000	2,040,640
New Jersey Transit Corp., 5.00% due 9/15/2020 (Federal Transit Administration Section 5307 Urbanized Area Formula Funds)	A/A3	1,000,000	1,068,510
New Jersey Transportation Trust Fund Authority, 5.00% due 6/15/2027 (State Transportation System Improvements)	A+/Baa1	3,000,000	3,212,910
New Jersey Transportation Trust Fund Authority, 1.99% due 6/15/2034 put 4/7/2017 (State Transportation System Improvements) (weekly demand notes)	BBB+/Baa1	1,000,000	972,380
NEW MEXICO — 1.31%
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	1,000,000	1,072,920
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,500,000	2,603,950
NEW YORK — 11.75%
City of New York GO, 5.00% due 8/1/2023 (City Budget Financial Management)	AA/Aa2	3,000,000	3,530,550
City of New York GO, 5.00% due 8/1/2031 (City Budget Financial Management)	AA/Aa2	2,000,000	2,301,240
City of New York GO, 0.91% due 8/1/2035 put 4/3/2017 (Capital Projects) (daily demand notes)	AA/Aa2	1,000,000	1,000,000
City of Syracuse, 5.00% due 8/1/2017 (City Public and School Building Capital Projects; Insured: AGM) (State Aid Withholding)	AA/Aa3	400,000	401,360
New York City Municipal Water Finance Authority, 0.90% due 6/15/2045 put 4/3/2017 (Water & Sewer System; SPA: U.S. Bank, N.A.) (daily demand notes)	AAA/Aa1	3,200,000	3,200,000
New York City Municipal Water Finance Authority, 0.93% due 6/15/2048 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,000,000	1,000,000
New York City Municipal Water Finance Authority, 0.96% due 6/15/2048 put 4/3/2017 (Water & Sewer System; SPA: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	4,100,000	4,100,000
New York City Transitional Finance Authority, 0.96% due 11/1/2022 put 4/3/2017 (World Trade Center Recovery; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aa1	2,225,000	2,225,000
New York City Transitional Finance Authority, 0.96% due 8/1/2031 put 4/3/2017 (City Capital Projects; SPA: Landesbank Hessen-Thuringen) (daily demand notes)	AAA/Aaa	2,250,000	2,250,000
New York City Transitional Finance Authority, 0.95% due 11/1/2036 put 4/3/2017 (City Capital Projects; SPA: JPMorgan Chase Bank, N.A.) (daily demand notes)	AAA/Aa1	3,775,000	3,775,000
New York City Transitional Finance Authority, 0.91% due 11/1/2042 put 4/3/2017 (City Capital Projects; SPA: Barclays Bank plc) (daily demand notes)	AAA/Aa1	2,200,000	2,200,000
New York State Housing Finance Agency, 0.96% due 11/1/2046 put 4/3/2017 (160 Madison Avenue Housing; LOC: PNC Bank, N.A.) (daily demand notes)	NR/A1	4,955,000	4,955,000
Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2022	A/NR	1,000,000	1,133,140
Town of Oyster Bay GO, 3.50% due 2/2/2018	NR/NR	1,000,000	1,008,690
NORTH CAROLINA — 0.60%
North Carolina Medical Care Commission, 5.00% due 6/1/2029 (Vidant Health)	A+/A1	1,500,000	1,701,975
OHIO — 1.78%
Akron, Bath and Copley Joint Hospital District, 5.25% due 11/15/2030 (Summa Health)	NR/Baa1	1,420,000	1,597,074
American Municipal Power, Inc., 5.25% due 2/15/2018 (AMP Combined Hydroelectric Projects)	A/A2	500,000	518,390
City of Akron, 5.00% due 12/1/2031 (Community Learning Centers)	AA+/NR	625,000	711,319
Cleveland-Cuyahoga County Port Authority, 7.00% due 5/15/2040 (Flats East Development Project; LOC: Fifth Third Bank)	BBB+/NR	945,000	1,034,085
County of Scioto, 5.00% due 2/15/2034 (Southern Ohio Medical Center)	NR/A2	1,025,000	1,148,830
OREGON’ — 1.78%
State of Oregon GO, 2.00% due 6/30/2017 (Cash Management)	SP-1+/Mig1	5,000,000	5,015,300
PENNSYLVANIA — 9.15%
Allegheny County IDA, 6.75% due 8/15/2035 (Propel Charter School)	BBB-/NR	920,000	987,786
City of Philadelphia Gas Works, 5.00% due 10/1/2029	A/Baa1	1,000,000	1,132,220
City of Philadelphia Gas Works, 5.00% due 10/1/2030	A/Baa1	1,000,000	1,125,940
City of Philadelphia Gas Works, 5.00% due 10/1/2031	A/Baa1	1,000,000	1,119,490

Semi-Annual Report     11

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Coatesville Area School District GO, 5.00% due 8/1/2024 (Insured: AGM) (State Aid Withholding)	AA/A2	$975,000	$1,130,990
Coatesville Area School District GO, 5.00% due 8/1/2025 (Insured: AGM) (State Aid Withholding)	AA/A2	500,000	583,735
County of Luzerne GO, 5.00% due 11/15/2029 (Insured: AGM)	AA/NR	1,000,000	1,100,520
Cumberland County Municipal Authority, 5.00% due 1/1/2018 (Diakon Lutheran Social Ministries)	NR/NR	425,000	436,139
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 2/15/2021 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	2,500,000	2,500,000
Hospitals & Higher Education Facilities Authority of Philadelphia, 0.95% due 7/1/2025 put 4/3/2017 (The Children’s Hospital of Philadelphia; SPA: Wells Fargo Bank, N.A.) (daily demand notes)	AA/Aa2	800,000	800,000
Lancaster County Hospital Authority, 5.00% due 11/1/2019 (Masonic Villages Project)	A/NR	2,675,000	2,895,688
Lehigh County IDA, 0.90% due 2/15/2027 put 8/15/2017 (PPL Electric Utilities Corp.)	A/A1	5,500,000	5,499,395
Pennsylvania Economic DFA, 4.625% due 12/1/2018 (Colver Project; Insured: AMBAC) (AMT)	BBB-/Ba1	1,145,000	1,153,244
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 pre-refunded 12/1/2020 (Highway Improvements)	NR/NR	695,000	793,885
Pennsylvania Turnpike Commission, 5.35% due 12/1/2030 (Highway Improvements)	A-/A3	1,305,000	1,440,028
Philadelphia Authority for Industrial Development, 5.00% due 9/1/2035 (Thomas Jefferson University)	A+/A2	1,500,000	1,655,355
Philadelphia IDA, 6.00% due 8/1/2035 pre-refunded 8/1/2020 (Mast Charter School)	BBB/NR	1,000,000	1,150,620
Philadelphia School District GO, 4.50% due 9/1/2017 (Capital Improvements; Insured: BHAC) (State Aid Withholding)	AA+/Aa1	250,000	253,460
RHODE ISLAND — 0.27%
Pawtucket Housing Authority, 5.50% due 9/1/2022	A+/NR	225,000	256,671
Pawtucket Housing Authority, 5.50% due 9/1/2022 pre-refunded 9/1/2020	NR/NR	90,000	105,029
Pawtucket Housing Authority, 5.50% due 9/1/2024 pre-refunded 9/1/2020	NR/NR	100,000	116,699
Pawtucket Housing Authority, 5.50% due 9/1/2024	A+/NR	250,000	284,143
SOUTH DAKOTA — 0.44%
South Dakota Health & Educational Facilities Authority, 5.00% due 7/1/2027 (Avera Health)	AA-/A1	400,000	440,576
South Dakota Health & Educational Facilities Authority, 5.50% due 11/1/2040 (Sanford Health)	A+/A1	750,000	804,375
TENNESSEE — 0.20%
Tennessee Energy Acquisition Corp., 5.25% due 9/1/2024	BBB+/A3	500,000	575,015
TEXAS — 9.63%
Austin Convention Enterprises, Inc., 5.25% due 1/1/2024 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	720,000	720,842
Austin Convention Enterprises, Inc., 5.00% due 1/1/2034 (Austin Convention Center; Insured: Syncora)	BBB-/Ba1	795,000	796,121
City of Dallas GO, 5.00% due 2/15/2031 (Public Improvements)	AA-/NR	1,930,000	2,126,223
City of Houston, 5.00% due 9/1/2025 (Convention & Entertainment Facilities Department)	A-/A2	1,000,000	1,166,290
City of Houston, 5.00% due 9/1/2028 (Convention & Entertainment Facilities Department)	A-/A2	325,000	371,641
City of Houston, 5.00% due 11/15/2028 (Combined Utility System)	AA/Aa2	2,500,000	2,917,550
City of Houston, 5.00% due 9/1/2034 (Convention & Entertainment Facilities Department)	A-/A2	1,550,000	1,719,911
City of Houston GO, 5.00% due 3/1/2032 (Public Improvements)	AA/Aa3	3,000,000	3,401,010
City of Texas City Industrial Development Corp., 7.375% due 10/1/2020 (ARCO Pipe Line Co. Project)	A-/A2	1,165,000	1,372,615
Harris County-Houston Sports Authority, 5.00% due 11/15/2030	A-/A2	2,000,000	2,269,580
Kimble County Hospital District, 6.25% due 8/15/2033 pre-refunded 8/15/2019	NR/NR	500,000	558,470
La Vernia Higher Education Finance Corp., 6.25% due 8/15/2039 pre-refunded 8/15/2019 (Kipp, Inc.)	BBB/NR	1,000,000	1,115,940
Lower Colorado River Authority, 5.00% due 5/15/2026 pre-refunded 5/15/2022	NR/NR	20,000	23,229
Lower Colorado River Authority, 5.00% due 5/15/2026	A/A2	2,980,000	3,378,039
San Antonio Energy Acquisition Public Facilities Corp., 5.50% due 8/1/2021 (Natural Gas Supply Agreement)	BBB+/A3	40,000	44,950
San Juan Higher Education Finance Authority, 6.70% due 8/15/2040 pre-refunded 8/15/2020 (IDEA Public Schools)	BBB/NR	1,000,000	1,174,860
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2023 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	155,000	157,432
Texas Public Finance Authority Charter School Finance Corp., 5.00% due 8/15/2030 pre-refunded 8/15/2017 (IDEA Public Schools; Insured: ACA)	BBB/NR	1,550,000	1,574,319
Texas Public Finance Authority Charter School Finance Corp., 6.20% due 2/15/2040 pre-refunded 2/15/2020 (Cosmos Foundation, Inc.)	BBB/NR	1,000,000	1,133,520
Texas Transportation Commission, 5.00% due 8/15/2034 (Central Texas Turnpike System)	BBB+/Baa1	1,000,000	1,088,550
U.S. VIRGIN ISLANDS — 0.14%
Virgin Islands Public Finance Authority, 6.75% due 10/1/2037	NR/Caa2	500,000	401,260
UTAH — 0.79%
Herriman City, 4.75% due 11/1/2022 pre-refunded 5/1/2020 (Towne Center Access and Utility Improvements)	AA-/NR	1,000,000	1,104,040
Utah Transit Authority, 5.00% due 6/15/2033 (Integrated Mass Transit System)	A+/A1	1,000,000	1,128,950
WASHINGTON — 1.71%
Skagit County Public Hospital District No. 1, 5.75% due 12/1/2028 pre-refunded 12/1/2017 (Skagit Valley Hospital)	NR/Baa2	1,510,000	1,559,709

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Washington Health Care Facilities Authority, 5.70% due 7/1/2038 (Overlake Hospital Medical Center)	A/A2	$1,000,000	$1,097,800
Washington Health Care Facilities Authority, 5.75% due 1/1/2045 (Catholic Health Initiatives)	BBB+/Baa1	2,000,000	2,149,360
WISCONSIN — 0.35%
Wisconsin Health & Educational Facilities Authority, 1.25% due 8/15/2025 put 8/15/2017 (Aurora Health Care, Inc.)	NR/A2	1,000,000	999,880

TOTAL INVESTMENTS — 98.94% (Cost $267,073,055)			$278,653,674
OTHER ASSETS LESS LIABILITIES — 1.06%			2,982,728

NET ASSETS — 100.00%			$281,636,402

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CIFG	Insured by CIFG Assurance North America Inc.
COP	Certificates of Participation
DFA	Development Finance Authority
EDA	Economic Development Authority

ETM	Escrowed to Maturity
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
Syncora	Insured by Syncora Guarantee Inc.
USD	Unified School District

See notes to financial statements.

Semi-Annual Report     13

Statement of Assets and Liabilities

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $267,073,055) (Note 3)	$278,653,674
Cash	177,391
Receivable for investments sold	100,000
Receivable for fund shares sold	654,322
Interest receivable	3,167,237
Prepaid expenses and other assets	54,151

Total Assets	282,806,775

LIABILITIES
Payable for fund shares redeemed	906,686
Payable to investment advisor and other affiliates (Note 4)	154,051
Accounts payable and accrued expenses	58,337
Dividends payable	51,299

Total Liabilities	1,170,373

NET ASSETS	$281,636,402

NET ASSETS CONSIST OF
Undistributed net investment income	$3,595
Net unrealized appreciation on investments	11,580,619
Accumulated net realized gain (loss)	(2,303,965)
Net capital paid in on shares of beneficial interest	272,356,153

$281,636,402

NET ASSET VALUE
Class A Shares:
Net asset value and redemption price per share ($64,797,279 applicable to 4,341,197 shares of beneficial interest outstanding - Note 5)	$14.93
Maximum sales charge, 2.00% of offering price	0.30

Maximum offering price per share	$15.23

Class C Shares:
Net asset value and offering price per share* ($35,621,314 applicable to 2,384,055 shares of beneficial interest outstanding - Note 5)	$14.94

Class I Shares:
Net asset value, offering and redemption price per share ($181,217,809 applicable to 12,129,494 shares of beneficial interest outstanding - Note 5)	$14.94

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

See notes to financial statements.

14    Semi-Annual Report

Statement of Operations

Thornburg Strategic Municipal Income Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $1,067,245)	$4,900,950

EXPENSES
Investment advisory fees (Note 4)	1,098,147
Administration fees (Note 4)
Class A Shares	45,383
Class C Shares	23,259
Class I Shares	45,753
Distribution and service fees (Note 4)
Class A Shares	90,766
Class C Shares	110,806
Transfer agent fees
Class A Shares	29,057
Class C Shares	12,405
Class I Shares	61,775
Registration and filing fees
Class A Shares	8,379
Class C Shares	8,385
Class I Shares	8,305
Custodian fees (Note 2)	32,440
Professional fees	24,557
Accounting fees (Note 4)	4,789
Trustee fees	7,280
Other expenses	18,623

Total Expenses	1,630,109
Less:
Expenses reimbursed by investment advisor (Note 4)	(39,834)
Investment advisory fees waived by investment advisor (Note 4)	(69,151)

Net Expenses	1,521,124

Net Investment Income	3,379,826

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(2,224,774)
Net change in unrealized appreciation (depreciation) on investments	(9,709,086)

Net Realized and Unrealized Loss	(11,933,860)

Net Decrease in Net Assets Resulting from Operations	$(8,554,034)

See notes to financial statements.

Semi-Annual Report    15

Statement of Changes in Net Assets

Thornburg Strategic Municipal Income Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,379,826	$6,298,959
Net realized gain (loss) on investments	(2,224,774)	(14,740)
Net unrealized appreciation (depreciation) on investments	(9,709,086)	6,349,988

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,554,034)	12,634,207

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(788,369)	(1,518,969)
Class C Shares	(338,966)	(621,799)
Class I Shares	(2,252,249)	(4,158,191)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(11,120,351)	10,728,657
Class C Shares	(1,643,332)	8,907,855
Class I Shares	(2,155,328)	34,729,848

Net Increase (Decrease) in Net Assets	(26,852,629)	60,701,608

NET ASSETS
Beginning of Period	308,489,031	247,787,423

End of Period	$281,636,402	$308,489,031

Undistributed net investment income	$3,595	$3,353

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Strategic Municipal Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to seek a high level of current income exempt from federal individual income tax.

The Fund currently offers three classes of shares of beneficial interest outstanding: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unre-alized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed neces-sary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s invest-ment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$267,073,055

Gross unrealized appreciation on a tax basis	$12,782,732
Gross unrealized depreciation on a tax basis	(1,202,113)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,580,619

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $50,792. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $28,398, (of which $10,848 are short-term and $17,550 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valua-tions, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

18     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market partici-pants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquid-ity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$278,653,674	$—	$278,653,674	$—

Total Investments in Securities	$278,653,674	$—	$278,653,674	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a manage-ment fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500

The Fund’s effective management fee for the six months ended March 31, 2017 was 0.75% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $4,789 to the Advisor for these accounting services. The Trust has also entered into administrative ser-vice agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $755 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,730 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and share-holder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year in which the waivers or reimbursements occurred.

For the six months ended March 31, 2017, the Advisor contractually waived Fund level investment advisory fees of $69,151. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $24,888 for Class A shares, $12,707 for Class C shares, and $2,239 for Class I.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by appointed Trustees and Officers of the Trust and the Advisor is approximately 7.91%.

20    Semi-Annual Report

Notes To Financial Statements, Continued

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	885,229	$13,294,108	1,882,295	$29,048,882
Shares issued to shareholders in reinvestment of dividends	50,344	753,739	91,530	1,411,031
Shares repurchased	(1,686,405)	(25,168,198)	(1,283,224)	(19,731,256)

Net increase (decrease)	(750,832)	$(11,120,351)	690,601	$10,728,657

Class C Shares
Shares sold	381,764	$5,724,949	1,073,899	$16,569,930
Shares issued to shareholders in reinvestment of dividends	20,809	311,829	36,232	559,203
Shares repurchased	(513,269)	(7,680,110)	(531,309)	(8,221,278)

Net increase (decrease)	(110,696)	$(1,643,332)	578,822	$8,907,855

Class I Shares
Shares sold	3,698,402	$55,227,905	5,173,837	$79,887,572
Shares issued to shareholders in reinvestment of dividends	136,617	2,047,664	235,073	3,628,305
Shares repurchased	(3,973,590)	(59,430,897)	(3,157,683)	(48,786,029)

Net increase (decrease)	(138,571)	$(2,155,328)	2,251,227	$34,729,848

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $34,330,295 and $45,800,388, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, high yield risk, derivatives risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks asso-ciated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

Financial Highlights

        Thornburg Strategic Municipal Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$15.53	0.16	(0.60)	(0.44)	(0.16)	–	(0.16)	$14.93	2.17	(d)	1.22	(d)	1.22	(d)	1.29	(d)	(2.81)	13.12	$64,797
2016(c)	$15.16	0.33	0.37	0.70	(0.33)	–	(0.33)	$15.53	2.11		1.25		1.25		1.29		4.63	11.24	$79,058
2015(c)	$15.19	0.35	(0.02)	0.33	(0.35)	(0.01)	(0.36)	$15.16	2.28		1.25		1.25		1.31		2.18	12.13	$66,722
2014(c)	$14.40	0.41	0.85	1.26	(0.42)	(0.05)	(0.47)	$15.19	2.82		1.25		1.25		1.31		8.93	21.89	$61,424
2013(c)	$15.17	0.41	(0.74)	(0.33)	(0.41)	(0.03)	(0.44)	$14.40	2.74		1.25		1.25		1.31		(2.21)	37.42	$52,278
2012(c)	$14.06	0.49	1.13	1.62	(0.50)	(0.01)	(0.51)	$15.17	3.34		1.25		1.25		1.31		11.71	12.52	$65,446
CLASS C SHARES
2017(b)	$15.54	0.14	(0.60)	(0.46)	(0.14)	–	(0.14)	$14.94	1.82	(d)	1.57	(d)	1.57	(d)	1.64	(d)	(2.98)	13.12	$35,621
2016	$15.17	0.28	0.37	0.65	(0.28)	–	(0.28)	$15.54	1.80		1.55		1.55		1.66		4.32	11.24	$38,773
2015	$15.20	0.30	(0.02)	0.28	(0.30)	(0.01)	(0.31)	$15.17	1.98		1.55		1.55		1.70		1.87	12.13	$29,073
2014	$14.41	0.37	0.84	1.21	(0.37)	(0.05)	(0.42)	$15.20	2.53		1.55		1.55		1.72		8.60	21.89	$26,168
2013	$15.18	0.37	(0.74)	(0.37)	(0.37)	(0.03)	(0.40)	$14.41	2.44		1.55		1.55		1.73		(2.50)	37.42	$21,344
2012	$14.07	0.45	1.12	1.57	(0.45)	(0.01)	(0.46)	$15.18	3.04		1.55		1.55		1.78		11.38	12.52	$23,521
CLASS I SHARES
2017(b)	$15.54	0.18	(0.60)	(0.42)	(0.18)	–	(0.18)	$14.94	2.46	(d)	0.93	(d)	0.93	(d)	0.94	(d)	(2.67)	13.12	$181,218
2016	$15.17	0.38	0.37	0.75	(0.38)	–	(0.38)	$15.54	2.42		0.93		0.93		0.93		4.96	11.24	$190,658
2015	$15.20	0.39	(0.01)	0.38	(0.40)	(0.01)	(0.41)	$15.17	2.60		0.93		0.93		0.93		2.50	12.13	$151,992
2014	$14.41	0.46	0.85	1.31	(0.47)	(0.05)	(0.52)	$15.20	3.12		0.94		0.93		0.94		9.27	21.89	$137,109
2013	$15.18	0.45	(0.73)	(0.28)	(0.46)	(0.03)	(0.49)	$14.41	3.04		0.95		0.95		0.96		(1.92)	37.42	$89,262
2012	$14.07	0.53	1.13	1.66	(0.54)	(0.01)	(0.55)	$15.18	3.62		0.95		0.95		0.95		12.03	12.52	$92,386

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

Expense Example

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$971.90	$6.00
Hypothetical*	$1,000.00	$1,018.85	$6.14
CLASS C SHARES
Actual	$1,000.00	$970.19	$7.73
Hypothetical*	$1,000.00	$1,017.08	$7.91
CLASS I SHARES
Actual	$1,000.00	$973.30	$4.60
Hypothetical*	$1,000.00	$1,020.27	$4.70

†	Expenses are equal to the annualized expense ratio for each class (A: 1.22%; C: 1.57%; I: 0.93%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24    Semi-Annual Report

Other Information

Thornburg Strategic Municipal Income Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the pre-ceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your inter-ests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U .S . Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg ..com

Thornburg Investment Management, Inc . 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report     27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1979

About Thornburg Investment Management It’s more than what we do. It’s how we do it. At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals. How we Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value. Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results. Portfolio Construction Disciplined construction guided more by our convictions than convention. CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection. UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point. Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg California Limited Term Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class I	LTCIX	885-215-392

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

Letter to Shareholders

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 33 cents to $13.65 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 8.89 cents per share. If you reinvested your dividends, you received 8.92 cents per share. Dividends were lower for Class C shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 1.72% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 0.90% return for the BofA Merrill Lynch 1-10 Year U.S. Municipal Securities Index.

The Fund’s duration and curve positioning detracted 0.03% from performance. Credit allocations detracted 0.06%, and other risk factors detracted 0.26%. Fund expenses accounted for the remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, even municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg California Limited Term Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

California’s economic health is still quite good. For the period from Q4 2015 to Q4 2016 (latest data available) personal income is up 4.6%, employment is up 2.19% and home prices are up 6.58%. Alas, all is not sunny there. Tax revenues are down 0.44%. All in all, California seems on firm footing, but there is a risk that the legislature might want to spend these monies (as they usually do) versus continuing with Governor Brown’s program of conservative fiscal stewardship. Imagine the irony of calling “Governor Moonbeam” a fiscal conservative.

Tax reform is the second highest priority of President Trump’s and the Republican-led House second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. California is one of those states with a top marginal income tax rate of 13.3%. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in the state would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

* We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg California Limited Term Municipal Fund

March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 2/19/87)
Without sales charge	-0.82%	1.39%	1.64%	3.07%	4.26%
With sales charge	-2.29%	0.87%	1.33%	2.92%	4.20%
C Shares (Incep: 9/1/94)
Without sales charge	-1.06%	1.14%	1.39%	2.81%	3.22%
With sales charge	-1.55%	1.14%	1.39%	2.81%	3.22%
I Shares (Incep: 4/1/97)	-0.59%	1.70%	1.95%	3.40%	3.71%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	1.24%
SEC Yield	0.70%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.93%; C shares, 1.18%; I shares, 0.62%.

Glossary

The BofA Merrill Lynch 1-10 Year Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg California Limited Term Municipal Fund	March 31, 2013 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

As described in the Fund’s prospectus, the Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally less than five years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard this strategy as a good compromise for managing different types of risk.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	390

Effective Duration	3.2 Yrs

Average Maturity	4.5 Yrs

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
ABAG Finance Authority for Nonprofit Corporations, 0.87% due 8/1/2024 put 4/7/2017 (Sharp HealthCare; LOC: Bank of America, N.A.) (weekly demand notes)	AA+/Aa1	$20,700,000	$20,700,000
Alameda County Joint Powers Authority, 5.00% due 12/1/2018 (Alameda County Medical Center Highland Hospital)	AA/Aa1	400,000	426,616
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Alameda County Medical Center Highland Hospital)	AA/Aa1	750,000	824,557
Alameda County Joint Powers Authority, 5.00% due 12/1/2019 (Juvenile Justice)	AA/Aa1	3,010,000	3,309,224
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Alameda County Medical Center Highland Hospital)	AA/Aa1	725,000	818,597
Alameda County Joint Powers Authority, 5.00% due 12/1/2020 (Juvenile Justice)	AA/Aa1	3,200,000	3,613,120
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Juvenile Justice)	AA/Aa1	500,000	577,065
Alameda County Joint Powers Authority, 5.00% due 12/1/2021 (Public Facilities Capital Projects)	AA/Aa1	1,000,000	1,154,130
Alameda County Joint Powers Authority, 5.00% due 12/1/2024 (Alameda County Medical Center Highland Hospital)	AA/Aa1	2,500,000	2,936,850
Anaheim Public Financing Authority, 0.01% due 9/1/2022 (Public Improvements; Insured: AGM)	AA/A2	3,000,000	2,596,650
Bay Area Toll Authority, 1.49% due 4/1/2047 put 10/1/2019 (San Francisco Bay Area Toll Bridge) (weekly demand notes)	AA/Aa3	5,000,000	4,999,650
Bay Area Toll Authority, 1.50% due 4/1/2047 put 4/2/2018 (San Francisco Bay Area Toll Bridge)	AA/Aa3	1,200,000	1,202,532
Bay Area Toll Authority, 2.95% due 4/1/2047 (San Francisco Bay Area Toll Bridge)	AA/Aa3	4,775,000	4,892,560
Bonita USD GO, 5.00% due 8/1/2024 (Educational Facilities)	AA-/NR	1,000,000	1,158,790
Brea Redevelopment Agency, 5.00% due 8/1/2019 (Redevelopment Project AB)	AA-/NR	2,000,000	2,167,160
Brentwood Infrastructure Financing Authority, 4.00% due 9/2/2017 (Residential Single Family Development; Insured: AGM)	AA/NR	920,000	932,043
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2020 (Residential Single Family Development; Insured: AGM)	AA/NR	1,760,000	1,966,395
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2021 (Residential Single Family Development; Insured: AGM)	AA/NR	925,000	1,057,626
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2022 (Residential Single Family Development; Insured: AGM)	AA/NR	850,000	984,410
Brentwood Infrastructure Financing Authority, 5.00% due 9/2/2023 (Residential Single Family Development; Insured: AGM)	AA/NR	2,690,000	3,159,001
Calexico USD COP, 6.75% due 9/1/2017	A-/NR	840,000	858,959
California Educational Facilities Authority, 5.00% due 4/1/2018 (Pitzer College)	NR/A2	1,540,000	1,601,230
California Educational Facilities Authority, 0.01% due 10/1/2019 (Loyola Marymount University; Insured: Natl-Re)	NR/A2	2,025,000	1,951,938
California Educational Facilities Authority, 5.00% due 4/1/2020 (Pitzer College)	NR/A2	1,445,000	1,592,376
California Educational Facilities Authority, 5.00% due 4/1/2022 (Chapman University)	NR/A2	2,000,000	2,249,660
California HFFA, 5.50% due 10/1/2017 (Providence Health and Services)	AA-/Aa3	1,100,000	1,125,190
California HFFA, 5.50% due 2/1/2018 (Community Program Developmental Disabilities; Insured: California Mtg Insurance)	AA-/NR	2,715,000	2,816,514
California HFFA, 6.00% due 10/1/2018 (Providence Health and Services)	AA-/Aa3	1,000,000	1,072,850
California HFFA, 5.00% due 11/15/2018 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,235,000	1,307,643
California HFFA, 5.10% due 2/1/2019 (Episcopal Home; Insured: California Mtg Insurance) (ETM)	AA-/NR	530,000	557,094
California HFFA, 5.00% due 11/15/2020 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,190,000	1,326,041
California HFFA, 5.25% due 3/1/2022 (Dignity Health)	A/A3	1,000,000	1,128,160
California HFFA, 5.00% due 11/15/2023 (Children’s Hospital Los Angeles)	BBB+/Baa2	1,000,000	1,138,080
California HFFA, 5.00% due 7/1/2024 (St. Joseph Health System)	AA-/Aa3	1,000,000	1,173,810
California HFFA, 0.80% due 9/1/2028 put 4/3/2017 (Adventist Health System/West; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	8,300,000	8,300,000
California HFFA, 5.00% due 7/1/2034 put 10/18/2022 (St. Joseph Health System)	AA-/Aa3	2,000,000	2,286,480
California HFFA, 5.00% due 7/1/2043 put 10/17/2017 (St. Joseph Health System)	AA-/Aa3	3,000,000	3,064,380
California HFFA, 5.00% due 7/1/2043 put 10/15/2020 (St. Joseph Health System)	AA-/Aa3	5,000,000	5,576,700
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2018 (The Scripps Research Institute)	NR/A1	200,000	210,064
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2019 (The Scripps Research Institute)	NR/A1	200,000	216,632
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2020 (The Scripps Research Institute)	NR/A1	200,000	222,320
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2021 (The Scripps Research Institute)	NR/A1	200,000	227,738
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2022 (The Scripps Research Institute)	NR/A1	200,000	231,110
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2023 (The Scripps Research Institute)	NR/A1	175,000	204,691
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2024 (The Scripps Research Institute)	NR/A1	200,000	236,746
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2025 (The Scripps Research Institute)	NR/A1	200,000	238,542
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2026 (The Scripps Research Institute)	NR/A1	200,000	240,420
California Infrastructure and Economic Development Bank, 5.00% due 7/1/2027 (The Scripps Research Institute)	NR/A1	250,000	296,895
California Municipal Finance Authority, 5.00% due 10/1/2021 (Biola University Residential Hall and Parking Structure)	NR/Baa1	150,000	166,169
California Municipal Finance Authority, 5.00% due 10/1/2022 (Biola University Residential Hall and Parking Structure)	NR/Baa1	160,000	179,235
California Municipal Finance Authority, 5.00% due 10/1/2023 (Biola University Residential Hall and Parking Structure)	NR/Baa1	125,000	141,200
California Pollution Control Financing Authority, 5.25% due 6/1/2023 put 12/1/2017 (Solid Waste Disposal-Republic Services, Inc.) (AMT)	BBB+/Baa3	2,820,000	2,881,166
California State Housing Finance Agency, 3.05% due 12/1/2019 (Multi-Family Housing; Insured: FHA)	NR/Aa1	735,000	735,926
California State Infrastructure & Economic Development Bank, 5.25% due 8/15/2020 (King City High School)	AA-/NR	1,000,000	1,104,350
California State Public Works Board, 5.00% due 6/1/2020 (University of California; Insured: Natl-Re) (ETM)	AA+/Aaa	1,185,000	1,321,808
California State Public Works Board, 5.125% due 3/1/2021 (Various State Participating Agency Capital Projects)	A+/A1	1,635,000	1,804,680
California State Public Works Board, 5.00% due 12/1/2021 (Judicial Council Projects)	A+/A1	3,100,000	3,567,480
California State Public Works Board, 5.00% due 4/1/2022 (California School for the Deaf Riverside Campus)	A+/A1	565,000	652,631
California State Public Works Board, 5.00% due 6/1/2022 (Yuba City Courthouse)	A+/A1	1,950,000	2,259,406
California State Public Works Board, 5.00% due 9/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	3,250,000	3,782,545
California State Public Works Board, 5.00% due 11/1/2022 (Correctional and Rehabilitation Facilities)	A+/A1	1,500,000	1,750,800
California State Public Works Board, 5.00% due 12/1/2022 (Judicial Council Projects)	A+/A1	1,200,000	1,368,360
California State Public Works Board, 5.00% due 3/1/2023 (Judicial Council Projects)	A+/A1	1,400,000	1,636,824

8     Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
California State Public Works Board, 5.00% due 6/1/2023 (Coalinga State Hospital)	A+/A1	$7,200,000	$8,453,664
California State Public Works Board, 5.00% due 9/1/2023 (Correctional and Rehabilitation Facilities)	A+/A1	3,600,000	4,244,112
California State Public Works Board, 5.00% due 11/1/2023 (Laboratory Facility and San Diego Courthouse)	A+/A1	3,000,000	3,546,060
California State Public Works Board, 5.00% due 3/1/2024 (Judicial Council Projects)	A+/A1	1,000,000	1,160,970
California State Public Works Board, 5.00% due 4/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,350,000	3,838,832
California State Public Works Board, 5.00% due 9/1/2024 (Correctional and Rehabilitation Facilities)	A+/A1	3,580,000	4,272,300
California State Public Works Board, 5.00% due 11/1/2024 (Laboratory Facility and San Diego Courthouse)	A+/A1	4,000,000	4,702,440
California Statewide Communities Development Authority, 4.00% due 5/15/2017 (Irvine East Campus Apartments)	NR/Baa1	2,000,000	2,006,620
California Statewide Communities Development Authority, 5.00% due 4/1/2019 (Kaiser Foundation Hospitals)	AA-/NR	3,715,000	4,000,089
California Statewide Communities Development Authority, 5.00% due 7/1/2020 pre-refunded 1/1/2019 (Aspire Public Schools; LOC: PCSD Guaranty Pool I, LLC)	NR/NR	890,000	925,475
California Statewide Communities Development Authority, 5.00% due 11/1/2020 (Cottage Health System)	A+/NR	100,000	111,965
California Statewide Communities Development Authority, 5.00% due 5/15/2021 (Irvine East Campus Apartments)	NR/Baa1	760,000	843,980
California Statewide Communities Development Authority, 4.00% due 11/1/2021 (Cottage Health System)	A+/NR	150,000	164,960
California Statewide Communities Development Authority, 5.00% due 11/1/2022 (Cottage Health System)	A+/NR	125,000	145,684
California Statewide Communities Development Authority, 5.00% due 11/1/2023 (Cottage Health System)	A+/NR	150,000	177,251
California Statewide Communities Development Authority, 5.00% due 5/15/2024 (Irvine East Campus Apartments)	NR/Baa1	1,000,000	1,148,300
California Statewide Communities Development Authority, 5.00% due 11/1/2024 (Cottage Health System)	A+/NR	200,000	237,374
California Statewide Communities Development Authority, 5.00% due 11/1/2025 (Cottage Health System)	A+/NR	135,000	158,857
California Statewide Communities Development Authority, 5.00% due 5/15/2027 (Irvine East Campus Apartments)	NR/Baa1	500,000	574,035
California Statewide Communities Development Authority, 2.625% due 11/1/2033 (Southern California Edison Company)	A/Aa3	4,195,000	4,250,584
Calipatria USD GO, 0% due 8/1/2025 (Educational Facilities; Insured: ACA)	NR/NR	4,555,000	3,137,302
Carson Redevelopment Agency, 6.00% due 10/1/2019 (Project Area 1) (ETM)	A-/NR	1,050,000	1,151,514
Castaic USD GO, 0% due 5/1/2018 (Insured: Natl-Re)	AA-/NR	615,000	590,025
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2023 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	500,000	578,625
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2025 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	550,000	645,238
CDC Successor Agency of the City of Santee, 5.00% due 8/1/2027 (Redevelopment and Low and Moderate Income Housing; Insured: BAM)	AA/NR	1,000,000	1,174,480
Central Valley Financing Authority, 5.25% due 7/1/2020 (Carson Ice)	AA-/Aa3	500,000	559,415
Chabot-Las Positas Community College District GO, 4.00% due 8/1/2019 (Educational Facilities)	AA-/Aa2	360,000	383,418
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2020 (Educational Facilities)	AA-/Aa2	485,000	543,593
Chabot-Las Positas Community College District GO, 5.00% due 8/1/2021 (Educational Facilities)	AA-/Aa2	400,000	459,176
City and County of San Francisco COP, 5.00% due 9/1/2018 (City Office Buildings-Multiple Properties Project; Insured: Natl- Re)	AA/Aa2	5,000	5,017
City and County of San Francisco COP, 5.00% due 11/1/2022 (525 Golden Gate Avenue-Public Utilities Commission Office Project)	AA/Aa2	700,000	761,649
City of Antioch Public Financing Authority, 5.00% due 5/1/2022 (Municipal Facilities Project)	AA-/NR	500,000	575,125
City of Antioch Public Financing Authority, 5.00% due 5/1/2024 (Municipal Facilities Project)	AA-/NR	900,000	1,062,945
City of Burbank, 5.00% due 6/1/2017 (Burbank Water and Power System)	AA-/A1	1,000,000	1,007,020
City of Burbank, 5.00% due 6/1/2018 (Burbank Water and Power System)	AA-/A1	360,000	376,744
City of Burbank, 5.00% due 6/1/2020 (Burbank Water and Power System)	AA-/A1	625,000	695,712
City of Chula Vista, 1.65% due 7/1/2018 (San Diego Gas & Electric Co.)	A+/Aa2	3,500,000	3,502,065
City of Chula Vista COP, 5.25% due 3/1/2020 (Capital Facilities Project) (ETM)	AA-/NR	1,300,000	1,448,746
City of Chula Vista COP, 5.00% due 10/1/2024 (Police Facility Project)	AA-/Aa3	1,700,000	1,999,489
City of Clovis, 5.00% due 3/1/2021 (Water System Facilities; Insured: BAM)	AA/A1	550,000	617,974
City of Clovis, 5.00% due 3/1/2022 (Water System Facilities; Insured: BAM)	AA/A1	720,000	822,672
City of Clovis, 5.00% due 3/1/2023 (Water System Facilities; Insured: BAM)	AA/A1	1,000,000	1,156,260
City of Folsom, 5.00% due 12/1/2018 (Community Facilities District No. 2)	A+/NR	965,000	1,024,705
City of Los Angeles Community Facilities District No. 4, 4.00% due 9/1/2017 (Playa Vista — Phase 1)	BBB+/NR	500,000	505,425
City of Los Angeles COP, 3.00% due 11/1/2030 put 2/1/2018 (American Academy of Dramatic Arts; LOC: TD Bank, N.A.)	NR/Aa2	2,370,000	2,394,814
City of Los Angeles GO, 3.00% due 6/29/2017 (Cash Flow Management)	SP-1+/Mig1	4,000,000	4,019,600
City of Manteca, 4.00% due 7/1/2018 (Water Supply System)	AA-/A1	550,000	570,861
City of Manteca, 4.00% due 12/1/2018 (Wastewater Quality Control Facility)	AA/Aa3	375,000	393,446
City of Manteca, 5.00% due 7/1/2019 (Water Supply System)	AA-/A1	400,000	433,544
City of Manteca, 5.00% due 7/1/2021 (Water Supply System)	AA-/A1	1,000,000	1,139,580
City of Manteca, 5.00% due 7/1/2023 (Water Supply System)	AA-/A1	650,000	750,223
City of Moorpark Mobile Home Park, 4.90% due 5/15/2017 (Villa Del Arroyo)	A+/NR	215,000	215,849
City of Porterville COP, 6.30% due 10/1/2018 (Public Service Capital Projects; Insured: AMBAC) (ETM)	NR/NR	470,000	493,265
City of Redding COP, 5.00% due 6/1/2020 pre-refunded 6/1/2018 (City Electric System; Insured: AGM)	NR/A2	1,445,000	1,513,377
City of Redding COP, 5.00% due 6/1/2020 (City Electric System; Insured: AGM)	NR/A2	1,055,000	1,103,836
City of San Jose Financing Authority, 5.00% due 6/1/2019 (Civic Center Project)	AA/Aa2	650,000	703,774
City of San Jose Financing Authority, 5.00% due 6/1/2020 (Civic Center Project)	AA/Aa2	600,000	666,924
City of San Jose Financing Authority, 4.00% due 6/1/2021 (Civic Center Project)	AA/Aa2	1,000,000	1,097,270
City of San Jose Financing Authority, 5.00% due 6/1/2022 (Civic Center Project)	AA/Aa2	745,000	860,721

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of San Jose Financing Authority, 5.00% due 6/1/2023 (Civic Center Project)	AA/Aa2	$1,000,000	$1,172,060
City of San Jose Financing Authority, 5.00% due 6/1/2024 (Civic Center Project)	AA/Aa2	750,000	880,860
City of Torrance, 5.00% due 9/1/2020 (Torrance Memorial Medical Center)	BBB+/A3	1,155,000	1,281,103
City of Vallejo, 5.00% due 5/1/2017 (Water Improvement Project; Insured: Natl-Re)	AA-/A3	1,240,000	1,244,253
Community Development Commission of the City of Santa Fe Springs, 5.00% due 9/1/2018 (Redevelopment Project; Insured: Natl-Re)	AA-/A3	1,235,000	1,254,451
Corona-Norco USD GO, 0.01% due 9/1/2017 (Insured: AGM)	AA/Aa2	1,595,000	1,589,067
County of El Dorado Community Facilities District, 5.00% due 9/1/2019 (El Dorado Hills Development)	A/NR	1,700,000	1,844,874
County of Los Angeles GO, 3.00% due 6/30/2017 (Cash Management Program)	SP-1+/Mig1	12,000,000	12,069,480
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2020 (Bunker Hill Project)	AA/NR	1,000,000	1,107,280
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2021 (Bunker Hill Project)	AA/NR	2,500,000	2,832,050
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2022 (Bunker Hill Project)	AA/NR	1,000,000	1,147,350
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2023 (Bunker Hill Project)	AA/NR	1,000,000	1,162,610
County of Los Angeles Redevelopment Refunding Authority, 5.00% due 6/1/2024 (Bunker Hill Project)	AA/NR	500,000	585,830
County of Monterey COP, 5.25% due 8/1/2021 (Natividad Medical Center; Insured: AGM)	AA/Aa3	3,700,000	4,079,398
County of Riverside, 3.00% due 10/11/2017	NR/Mig1	15,000,000	15,168,900
Delano Financing Authority, 5.00% due 12/1/2017 (Police Station and Capital Improvements)	A-/NR	1,085,000	1,111,713
Delano Financing Authority, 5.00% due 12/1/2018 (Police Station and Capital Improvements)	A-/NR	1,135,000	1,199,411
Delano Financing Authority, 5.00% due 12/1/2019 (Police Station and Capital Improvements)	A-/NR	1,195,000	1,295,559
Desert Sands USD COP, 4.00% due 3/1/2019 (Educational Facilities; Insured: BAM)	AA/A1	1,000,000	1,054,400
Desert Sands USD COP, 5.00% due 3/1/2020 (Educational Facilities; Insured: BAM)	AA/A1	700,000	772,548
Desert Sands USD COP, 5.00% due 3/1/2021 (Educational Facilities; Insured: BAM)	AA/A1	1,080,000	1,221,804
Eastern Municipal Water District COP, 0.88% due 7/1/2046 put 4/7/2017 (Water and Wastewater; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA+/Aa2	2,500,000	2,500,000
El Dorado Irrigation District COP, 5.00% due 3/1/2025 (Water System Capital Improvements)	AA-/Aa3	1,200,000	1,445,184
El Dorado Irrigation District COP, 5.00% due 3/1/2026 (Water System Capital Improvements)	AA-/Aa3	1,500,000	1,821,690
Elk Grove Finance Authority, 4.00% due 9/1/2020 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	575,000	619,764
Elk Grove Finance Authority, 5.00% due 9/1/2021 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	450,000	510,791
Elk Grove Finance Authority, 5.00% due 9/1/2025 (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1)	A-/NR	750,000	887,955
Emeryville Redevelopment Agency, 5.00% due 9/1/2022 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,775,000	3,219,860
Emeryville Redevelopment Agency, 5.00% due 9/1/2023 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	2,420,000	2,845,000
Emeryville Redevelopment Agency, 5.00% due 9/1/2024 (Emeryville and Shellmound Park Projects; Insured: AGM)	AA/NR	3,900,000	4,640,454
Folsom Cordova USD COP, 5.00% due 4/1/2021 (Educational Facilities; Insured: AGM)	AA/NR	1,000,000	1,133,110
Fresno County USD GO, 5.90% due 8/1/2017 (Educational Facilities; Insured: Natl-Re)	AA-/A3	590,000	599,458
Fresno County USD GO, 5.90% due 8/1/2018 (Educational Facilities; Insured: Natl-Re)	AA-/A3	630,000	668,487
Fresno County USD GO, 5.90% due 8/1/2019 (Educational Facilities; Insured: Natl-Re)	AA-/A3	675,000	743,404
Fresno County USD GO, 5.00% due 2/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	2,510,000	2,748,199
Fresno County USD GO, 5.90% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA-/A3	720,000	819,245
Golden Empire Schools Financing Authority Floating Rate Note, 1.41% due 5/1/2017 (Kern High School District)	SP-1/Mig1	4,000,000	4,000,000
Government of Guam, 3.00% due 11/15/2017 (Various Capital Projects)	A/NR	300,000	302,214
Government of Guam, 5.00% due 11/15/2017 (Educational Facilities Improvements)	A/NR	1,720,000	1,753,867
Government of Guam, 5.00% due 11/15/2023 (Various Capital Projects)	A/NR	1,250,000	1,373,700
Government of Guam, 5.00% due 11/15/2025 (Various Capital Projects)	A/NR	4,175,000	4,582,939
Guam Power Authority, 5.00% due 10/1/2021 (Electric Power System; Insured: AGM)	AA/A2	1,275,000	1,425,985
Hacienda La Puente USD COP, 3.00% due 6/1/2017 (Educational Facilities; Insured: AGM)	AA/A1	160,000	160,598
Hacienda La Puente USD COP, 4.00% due 6/1/2018 (Educational Facilities; Insured: AGM)	AA/A1	705,000	729,753
Hacienda La Puente USD COP, 5.00% due 6/1/2019 (Educational Facilities; Insured: AGM)	AA/A1	875,000	946,409
Hacienda La Puente USD COP, 5.00% due 6/1/2020 (Educational Facilities; Insured: AGM)	AA/A1	740,000	822,258
Hacienda La Puente USD COP, 5.00% due 6/1/2022 (Educational Facilities; Insured: AGM)	AA/A1	575,000	664,441
Hacienda La Puente USD COP, 5.00% due 6/1/2023 (Educational Facilities; Insured: AGM)	AA/A1	1,535,000	1,798,145
Hacienda La Puente USD COP, 5.00% due 6/1/2024 (Educational Facilities; Insured: AGM)	AA/A1	880,000	1,043,803
Hacienda La Puente USD COP, 5.00% due 6/1/2025 (Educational Facilities; Insured: AGM)	AA/A1	1,300,000	1,552,304
Hemet USD GO, 4.00% due 8/1/2018 (Insured: AGM)	AA/NR	1,335,000	1,387,626
Irvine USD, 0.80% due 9/1/2053 put 4/3/2017 (Community Facilities District No. 09-1; LOC: U.S. Bank, N.A.) (daily demand notes)	AA-/Aa2	26,300,000	26,300,000
Irvine USD Community Facilities District No. 86-1, 5.25% due 9/1/2017 (Acquisition of Public Facilities; Insured: AGM)	AA/NR	250,000	254,408
Jurupa Public Financing Authority, 4.50% due 9/1/2018 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	870,000	910,237
Jurupa Public Financing Authority, 4.50% due 9/1/2019 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	905,000	971,409
Jurupa Public Financing Authority, 4.50% due 9/1/2020 (Community Services District-Eastvale Area; Insured: AGM)	AA/NR	945,000	1,034,199
Kern High School District GO, 4.00% due 8/1/2017 (Insured: AGM)	A+/Aa2	500,000	505,365
Kern High School District GO, 4.00% due 8/1/2018 (Insured: AGM)	A+/Aa2	500,000	520,255
La Quinta Redevelopment Agency, 5.00% due 9/1/2021 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,000,000	1,135,090
La Quinta Redevelopment Agency, 5.00% due 9/1/2022 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	2,000,000	2,304,300
La Quinta Redevelopment Agency, 5.00% due 9/1/2023 (Redevelopment Project Areas No. 1 and 2)	AA-/NR	1,500,000	1,746,450
Lodi Public Financing Authority, 5.00% due 10/1/2020 (City Police Building and Jail)	A+/NR	965,000	1,074,151
Lodi Public Financing Authority, 5.00% due 10/1/2021 (City Police Building and Jail)	A+/NR	1,020,000	1,159,526

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Lodi Public Financing Authority, 5.00% due 10/1/2022 (City Police Building and Jail)	A+/NR	$1,040,000	$1,183,634
Lodi Public Financing Authority, 5.00% due 10/1/2023 (City Police Building and Jail)	A+/NR	1,120,000	1,270,270
Los Angeles Convention & Exhibition Center Authority, 5.00% due 8/15/2017 (ETM)	A+/NR	1,660,000	1,686,510
Los Angeles County Public Works Financing Authority, 5.00% due 8/1/2018 (Multiple Capital Projects)	AA/Aa3	2,060,000	2,171,240
Los Angeles County Schools Pooled Financing Program COP, 5.00% due 6/1/2022 (Compton USD; Insured: AGM)	AA/A2	1,500,000	1,721,220
Los Angeles County Schools Regionalized Business Services Corp. COP, 0% due 8/1/2021 (Insured: AMBAC)	NR/NR	2,135,000	1,929,677
Los Angeles Department of Airports, 5.50% due 5/15/2018 (Los Angeles International Airport) (AMT)	AA/Aa3	2,000,000	2,099,480
Los Angeles Department of Water and Power, 5.00% due 7/1/2024 (Power System Capital Improvements)	AA-/Aa2	1,000,000	1,208,640
Los Angeles Department of Water and Power, 5.00% due 7/1/2025 (Power System Capital Improvements)	AA-/Aa2	500,000	611,425
Los Angeles Department of Water and Power, 5.00% due 7/1/2026 (Power System Capital Improvements)	AA-/Aa2	300,000	364,128
Los Angeles USD COP, 5.50% due 12/1/2018 (Educational Facilities and Information Technology Infrastructure)	A+/A1	2,000,000	2,146,100
Los Angeles USD GO, 5.00% due 7/1/2022 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	2,750,000	3,216,757
Los Angeles USD GO, 5.00% due 7/1/2023 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,569,970
Los Angeles USD GO, 5.00% due 7/1/2024 (Educational Facilities and Information Technology Infrastructure)	AA-/Aa2	3,000,000	3,618,030
Lynwood USD GO, 5.00% due 8/1/2023 (Insured: AGM)	AA/A2	1,000,000	1,174,250
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2018 (Educational Facilities; Insured: AGM)	AA/A2	500,000	519,790
Manteca USD Community Facilities District No. 1989-2, 4.00% due 9/1/2019 (Educational Facilities; Insured: AGM)	AA/A2	870,000	924,044
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2020 (Educational Facilities; Insured: AGM)	AA/A2	1,425,000	1,586,609
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2021 (Educational Facilities; Insured: AGM)	AA/A2	750,000	849,270
Manteca USD Community Facilities District No. 1989-2, 5.00% due 9/1/2023 (Educational Facilities; Insured: AGM)	AA/A2	500,000	578,695
Mark West Union School District GO, 4.125% due 8/1/2020 (Educational Facilities; Insured: Natl-Re)	AA/A3	1,275,000	1,278,277
Metropolitan Water District of Southern California Floating Rate Note, 0.91% due 7/1/2030	A-1+/Aa1	9,500,000	9,500,000
Metropolitan Water District of Southern California, 1.07% due 7/1/2030	AAA/Aa1	5,000,000	5,000,000
Metropolitan Water District of Southern California Floating Rate Note, 0.95% due 7/1/2036	A-1+/Aa1	10,000,000	9,999,700
Milpitas Redevelopment Agency, 4.00% due 9/1/2017 (Redevelopment Project Area No. 1)	AA-/NR	1,000,000	1,013,080
Milpitas Redevelopment Agency, 5.00% due 9/1/2025 (Redevelopment Project Area No. 1)	AA-/NR	2,300,000	2,736,494
Modesto Irrigation District, 5.00% due 7/1/2022 (San Joaquin Valley Electric System)	A+/A2	1,000,000	1,156,910
Moreno Valley Public Financing Authority, 5.00% due 11/1/2024 (Public Improvements)	A+/NR	1,455,000	1,712,666
Municipal Improvement Corp. of Los Angeles, 5.00% due 11/1/2017 (Capital Equipment)	A+/Aa3	3,235,000	3,312,737
Municipal Improvement Corp. of Los Angeles, 5.00% due 3/1/2018 (Capital Equipment)	A+/Aa3	4,765,000	4,941,448
Murrieta Valley USD Public Financing Authority GO, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	1,080,000	1,271,808
Natomas USD GO, 5.00% due 8/1/2024 (Insured: BAM)	AA/A1	2,425,000	2,847,799
North City West School Facilities Financing Authority, 5.00% due 9/1/2021 (Carmel Valley; Insured: AGM)	AA/NR	2,155,000	2,440,236
North City West School Facilities Financing Authority, 5.00% due 9/1/2022 (Carmel Valley; Insured: AGM)	AA/NR	2,260,000	2,588,446
Northern California Power Agency, 5.00% due 7/1/2017 (Hydroelectric Project)	A+/A1	100,000	101,058
Northern California Power Agency, 5.00% due 7/1/2018 (Hydroelectric Project)	A+/A1	1,250,000	1,312,900
Northern California Power Agency, 5.00% due 6/1/2019 (Lodi Energy Center)	A-/A2	2,340,000	2,531,506
Oakland USD GO, 5.00% due 8/1/2022 (County of Alameda Educational Facilities)	AA-/Aa3	745,000	872,008
Oakland USD GO, 5.00% due 8/1/2023 (County of Alameda Educational Facilities)	AA-/Aa3	700,000	832,692
Oakland USD GO, 5.00% due 8/1/2025 (County of Alameda Educational Facilities)	AA-/Aa3	1,300,000	1,583,660
Palomar Pomerado Health GO, 0% due 8/1/2019 (Insured: AGM)	AA/A2	2,000,000	1,918,320
Palomar Pomerado Health GO, 0.01% due 8/1/2021 (Insured: Natl-Re)	AA-/A2	2,850,000	2,579,136
Pasadena USD GO, 5.00% due 8/1/2024 (Educational Facilities Improvements)	A+/Aa2	250,000	300,913
Pasadena USD GO, 5.00% due 8/1/2024 (2019 Crossover)	A+/Aa2	800,000	962,920
Pasadena USD GO, 5.00% due 8/1/2025 (Educational Facilities Improvements)	A+/Aa2	365,000	444,643
Pasadena USD GO, 5.00% due 8/1/2025 (2019 Crossover)	A+/Aa2	1,000,000	1,218,200
Pasadena USD GO, 5.00% due 8/1/2026 (Educational Facilities Improvements)	A+/Aa2	500,000	615,320
Pasadena USD GO, 5.00% due 8/1/2026 (2019 Crossover)	A+/Aa2	1,000,000	1,230,640
Pomona Public Financing Authority, 2.00% due 6/1/2018 (Facilities Improvements)	A+/NR	500,000	504,870
Pomona Public Financing Authority, 3.00% due 6/1/2020 (Facilities Improvements)	A+/NR	250,000	260,723
Pomona Public Financing Authority, 4.00% due 6/1/2024 (Facilities Improvements; Insured: AGM)	AA/NR	450,000	502,475
Pomona Public Financing Authority, 4.00% due 6/1/2026 (Facilities Improvements; Insured: AGM)	AA/NR	275,000	307,467
Pomona USD GO, 6.10% due 2/1/2020 (Educational Facilities Improvements; Insured: Natl-Re)	AA-/A3	465,000	523,251
Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2018	A-/NR	1,055,000	1,081,628
Rancho Santa Fe Community Services District Financing Authority, 3.00% due 9/1/2019	A-/NR	750,000	778,395
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2020	A-/NR	1,000,000	1,077,850
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2021	A-/NR	550,000	601,051
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2022	A-/NR	475,000	521,056
Rancho Santa Fe Community Services District Financing Authority, 4.00% due 9/1/2023	A-/NR	650,000	716,917
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2024	A-/NR	750,000	880,620
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2025	A-/NR	900,000	1,065,546
Rancho Santa Fe Community Services District Financing Authority, 5.00% due 9/1/2026	A-/NR	915,000	1,066,304
Redevelopment Agency of the City and County of San Francisco, 5.00% due 6/1/2020 (Yerba Buena Center Redevelopment Project Area; Insured: AGM)	AA/A1	1,730,000	1,910,595
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2023 (Merged Project Area; Insured: BAM)	AA/NR	550,000	640,365
Redevelopment Agency of the City of Rialto, 5.00% due 9/1/2024 (Merged Project Area; Insured: BAM)	AA/NR	500,000	587,575

Semi-Annual Report    11

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Regents of the University of California, 4.00% due 5/15/2017 (Campus Housing and Facilities)	AA-/Aa3	$1,250,000	$1,255,087
Ridgecrest Redevelopment Agency, 5.00% due 6/30/2017 (Redevelopment Project)	A-/NR	1,055,000	1,065,603
Ridgecrest Redevelopment Agency, 5.25% due 6/30/2018 (Redevelopment Project)	A-/NR	1,050,000	1,102,993
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2019 (Redevelopment Project)	A-/NR	1,050,000	1,146,232
Ridgecrest Redevelopment Agency, 5.50% due 6/30/2020 (Redevelopment Project)	A-/NR	1,040,000	1,167,234
Riverside County Infrastructure Financing Authority, 3.00% due 11/1/2017 (Capital Improvement Projects)	AA-/NR	1,000,000	1,012,930
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2018 (Capital Improvement Projects)	AA-/NR	1,000,000	1,046,990
Riverside County Infrastructure Financing Authority, 4.00% due 11/1/2019 (Capital Improvement Projects)	AA-/NR	1,700,000	1,816,484
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2020 (Capital Improvement Projects)	AA-/NR	605,000	678,362
Riverside County Infrastructure Financing Authority, 5.00% due 11/1/2021 (Capital Improvement Projects)	AA-/NR	500,000	572,995
Riverside County Palm Desert Financing Authority, 6.00% due 5/1/2022 pre-refunded 5/1/2018 (Palm Desert Sheriff’s Station Facilities)	AA-/A1	2,600,000	2,742,818
Riverside County Public Financing Authority, 4.00% due 11/1/2017 (Capital Facilities Project)	AA-/NR	550,000	559,460
Riverside County Public Financing Authority, 5.00% due 11/1/2019 (Capital Facilities Project)	AA-/NR	2,000,000	2,179,320
Riverside County Public Financing Authority, 4.00% due 11/1/2020 (Capital Facilities Project)	AA-/NR	465,000	502,465
Riverside County Public Financing Authority, 5.00% due 11/1/2021 (Capital Facilities Project)	AA-/NR	1,000,000	1,138,400
Riverside County Public Financing Authority, 5.00% due 11/1/2025 (Capital Facilities Project)	AA-/NR	1,000,000	1,186,630
Riverside USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	285,000	288,708
Riverside USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	950,000	1,032,460
Riverside USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	215,000	246,246
Riverside USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	680,000	793,907
Riverside USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	350,000	415,338
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2021 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	830,000	930,571
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2022 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	775,000	883,298
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2023 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	815,000	942,352
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2024 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	765,000	894,163
Sacramento City Schools Joint Power Financing Authority, 5.00% due 3/1/2025 (Sacramento City USD Educational Facility Sublease; Insured: BAM)	AA/NR	2,175,000	2,518,933
Sacramento City USD GO, 5.00% due 7/1/2018 (Educational Facilities Improvements; Insured: AGM)	AA/NR	360,000	377,932
Sacramento City USD GO, 4.00% due 7/1/2019 (Educational Facilities Improvements)	A+/Aa3	5,455,000	5,782,955
Sacramento City USD GO, 5.00% due 7/1/2019 (Educational Facilities Improvements; Insured: AGM)	AA/NR	635,000	688,543
Sacramento City USD GO, 5.00% due 7/1/2020 (Educational Facilities Improvements; Insured: AGM)	AA/NR	500,000	556,815
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/NR	400,000	456,008
Sacramento City USD GO, 5.00% due 7/1/2021 (Educational Facilities Improvements)	A+/Aa3	3,600,000	4,088,196
Sacramento City USD GO, 5.00% due 7/1/2022 (Educational Facilities Improvements; Insured: AGM)	AA/NR	700,000	810,026
Sacramento Cogeneration Authority, 5.00% due 7/1/2019 (Procter & Gamble Project)	AA-/Aa3	625,000	678,281
Salinas Valley Solid Waste Authority, 5.00% due 8/1/2023 (Insured: AGM) (AMT)	AA/A2	1,530,000	1,742,792
San Diego Redevelopment Agency, 0.01% due 9/1/2019 (Centre City Redevelopment; Insured: AGM)	AA/A2	1,910,000	1,828,596
San Diego USD GO, 3.00% due 7/1/2017 (Educational System Capital Projects)	NR/Aa2	5,000,000	5,028,650
San Diego USD GO, 5.50% due 7/1/2020 (Educational System Capital Projects; Insured: Natl-Re)	AA-/Aa2	1,390,000	1,578,025
San Diego USD GO, 5.00% due 7/1/2023 (Educational System Capital Projects)	AA-/Aa2	5,000,000	5,949,950
San Diego USD GO, 5.00% due 7/1/2024 (Educational System Capital Projects)	AA-/Aa2	3,000,000	3,573,930
San Francisco City and County Airports Commission, 5.00% due 5/1/2026 (San Francisco International Airport)	A+/A1	5,000,000	6,111,700
San Joaquin Delta Community College District GO, 0% due 8/1/2019 (Insured: AGM)	AA/Aa2	5,000,000	4,670,800
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2017 (Maple Street Correctional Center)	AA+/Aa1	750,000	756,607
San Mateo County Joint Powers Financing Authority, 5.00% due 7/15/2018 (County Capital Projects)	AA+/Aa1	800,000	841,432
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2021 (Maple Street Correctional Center)	AA+/Aa1	410,000	468,556
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2022 (Maple Street Correctional Center)	AA+/Aa1	1,000,000	1,162,490
San Mateo County Joint Powers Financing Authority, 5.00% due 6/15/2023 (Maple Street Correctional Center)	AA+/Aa1	585,000	690,160
San Mateo Union High School District GO, 0.01% due 9/1/2019 (Educational Facilities; Insured: Natl-Re)	AA+/Aaa	2,000,000	1,933,680
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re) (ETM)	AA-/A3	1,000,000	1,065,810
Santa Ana Financing Authority, 6.25% due 7/1/2018 (Police Administration & Holding Facility; Insured: Natl-Re)	AA-/A3	1,000,000	1,061,280
Santa Ana USD GO, 0.01% due 8/1/2020 (Insured: Natl-Re)	AA-/A3	2,035,000	1,920,592
Santa Clara County Financing Authority, 4.00% due 5/15/2017 (Multiple Facilities Projects) (ETM)	AA+/Aa3	1,000,000	1,003,960
Santa Clara County Financing Authority, 5.00% due 5/15/2025 (Multiple Facilities Projects)	AA+/NR	6,755,000	8,206,785
Semitropic Water Storage Improvement District, 5.00% due 12/1/2022 (Irrigation Water System; Insured: AGM)	AA/A2	400,000	465,932
Semitropic Water Storage Improvement District, 5.00% due 12/1/2023 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	589,805
Semitropic Water Storage Improvement District, 5.00% due 12/1/2024 (Irrigation Water System; Insured: AGM)	AA/A2	500,000	596,695
Semitropic Water Storage Improvement District, 5.00% due 12/1/2025 (Irrigation Water System; Insured: AGM)	AA/A2	1,110,000	1,332,477
Sequoia Union High School District, 2.00% due 6/30/2017 (Capital Expenditures)	NR/Mig1	9,225,000	9,251,107
South San Francisco USD GO, 4.00% due 6/15/2018 (Educational Facilities) (ETM)	SP-1+/NR	5,000,000	5,181,700
Southeast Resource Recovery Facilities Authority, 5.25% due 12/1/2017 (Insured: AMBAC)	AA-/Aa3	1,000,000	1,000,000

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Southeast Resource Recovery Facilities Authority, 5.375% due 12/1/2018 (Insured: AMBAC) (AMT)	AA-/Aa3	$2,000,000	$2,007,360
Southwestern Community College District GO, 4.00% due 8/1/2022	AA-/Aa2	265,000	296,991
Southwestern Community College District GO, 4.00% due 8/1/2023	AA-/Aa2	280,000	316,938
Southwestern Community College District GO, 4.00% due 8/1/2024	AA-/Aa2	390,000	444,374
Southwestern Community College District GO, 4.00% due 8/1/2025	AA-/Aa2	325,000	372,557
Southwestern Community College District GO, 4.00% due 8/1/2026	AA-/Aa2	410,000	471,705
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	2,330,000	2,447,851
State of California Economic Recovery GO, 5.00% due 7/1/2018 (ETM)	AA+/Aaa	670,000	703,889
State of California GO, 4.75% due 9/1/2018 (Various Capital Projects; Insured: AGM)	AA/Aa3	145,000	147,358
State of California GO, 5.00% due 9/1/2020 (Various Capital Projects)	AA-/Aa3	2,000,000	2,244,080
State of California GO, 0.63% due 5/1/2034 put 4/3/2017 (Kindergarten-University Facilities; LOC: Citibank N.A.) (daily demand notes)	AA+/Aa1	2,000,000	2,000,000
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2021 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	940,000	1,065,377
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2023 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	925,000	1,075,784
Successor Agency to the City Colton Redevelopment Agency, 5.00% due 8/1/2025 (Multiple Redevelopment Project Areas; Insured: BAM)	AA/NR	950,000	1,123,850
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2023 (Multiple Redevelopment Project Areas)	AA-/NR	1,735,000	2,051,152
Successor Agency to the City of Riverside Redevelopment Agency, 5.00% due 9/1/2024 (Multiple Redevelopment Project Areas)	AA-/NR	1,250,000	1,490,150
Successor Agency to the City of Sacramento Redevelopment Agency, 3.00% due 12/1/2017 (Multiple Redevelopment Project Areas)	A/NR	1,315,000	1,332,266
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2025 (Multiple Redevelopment Project Areas)	AA/NR	2,745,000	3,340,390
Successor Agency to the City of San Diego Redevelopment Agency, 5.00% due 9/1/2026 (Multiple Redevelopment Project Areas)	AA/NR	1,500,000	1,819,770
Successor Agency to the Commerce Community Development Commission, 5.00% due 8/1/2027 (Multiple Redevelopment Project Areas; Insured: AGM)	AA/NR	1,760,000	2,096,618
Successor Agency to the Community Development Agency of the City of Menlo Park, 3.00% due 10/1/2017 (Las Pulgas Community Development Project)	A+/NR	655,000	662,212
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2019 (Las Pulgas Community Development Project)	A+/NR	400,000	435,820
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2020 (Las Pulgas Community Development Project)	A+/NR	325,000	363,054
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2021 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	1,250,000	1,432,050
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2022 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	900,000	1,044,162
Successor Agency to the Community Development Agency of the City of Menlo Park, 5.00% due 10/1/2025 (Las Pulgas Community Development Project; Insured: AGM)	AA/NR	500,000	599,210
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2024 (Merged Redevelopment Project Areas)	A+/NR	600,000	708,966
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2025 (Merged Redevelopment Project Areas)	A+/NR	450,000	534,650
Successor Agency to the Community Redevelopment Agency of the City of Palmdale, 5.00% due 9/1/2026 (Merged Redevelopment Project Areas)	A+/NR	550,000	660,627
Successor Agency to the Poway Redevelopment Agency, 5.00% due 6/15/2025 (Paguay Redevelopment Project)	AA-/NR	4,665,000	5,521,074
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2023 (Rancho Redevelopment Project Area; Insured: AGM)	AA/NR	1,000,000	1,175,620
Successor Agency to the Rancho Cucamonga Redevelopment Project, 5.00% due 9/1/2024 (Rancho Redevelopment Project Area: Insured: AGM)	AA/NR	2,000,000	2,379,720
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2019 (San Francisco Redevelopment Projects)	A+/NR	2,050,000	2,224,291
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2020 (San Francisco Redevelopment Projects)	A+/NR	1,685,000	1,875,422
Successor Agency to the Redevelopment Agency of the City and County of San Francisco, 5.00% due 8/1/2021 (San Francisco Redevelopment Projects)	A+/NR	1,000,000	1,138,760
Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2025 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,900,000	2,202,689
Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2026 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,000,000	1,165,360
Successor Agency to the Redevelopment Agency of the City of Stockton, 5.00% due 9/1/2027 (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM)	AA/NR	1,000,000	1,153,810

Semi-Annual Report    13

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2022 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	$400,000	$460,860
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2023 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	400,000	465,720
Successor Agency to the Richmond County Redevelopment Agency, 5.00% due 9/1/2024 (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM)	AA/NR	450,000	528,818
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2020 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	745,000	827,248
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2021 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	680,000	769,869
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2022 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	1,190,000	1,361,884
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2023 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	450,000	520,763
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2024 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	620,000	724,365
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2025 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	405,000	477,179
Successor Agency to the Rosemead Community Development Commission, 5.00% due 10/1/2026 (Rosemead Merged Project Area; Insured: BAM)	AA/NR	745,000	883,793
Temecula Valley USD Financing Authority, 4.00% due 9/1/2017 (Educational Facilities; Insured: BAM)	AA/NR	400,000	404,912
Temecula Valley USD Financing Authority, 5.00% due 9/1/2018 (Educational Facilities; Insured: BAM)	AA/NR	325,000	341,884
Temecula Valley USD Financing Authority, 5.00% due 9/1/2019 (Educational Facilities; Insured: BAM)	AA/NR	375,000	406,275
Temecula Valley USD Financing Authority, 5.00% due 9/1/2020 (Educational Facilities; Insured: BAM)	AA/NR	400,000	443,624
Temecula Valley USD Financing Authority, 5.00% due 9/1/2021 (Educational Facilities; Insured: BAM)	AA/NR	515,000	582,465
Temecula Valley USD Financing Authority, 5.00% due 9/1/2022 (Educational Facilities; Insured: BAM)	AA/NR	275,000	314,966
Temecula Valley USD Financing Authority, 5.00% due 9/1/2023 (Educational Facilities; Insured: BAM)	AA/NR	300,000	346,443
Temecula Valley USD Financing Authority, 5.00% due 9/1/2024 (Educational Facilities; Insured: BAM)	AA/NR	300,000	348,492
Temecula Valley USD Financing Authority, 5.00% due 9/1/2025 (Educational Facilities; Insured: BAM)	AA/NR	300,000	348,954
Town of Hillsborough COP, 0.97% due 6/1/2030 put 4/7/2017 (Water and Sewer Systems; SPA: Bank of the West) (weekly demand notes)	NR/NR	500,000	500,000
Trustees of the California State University, 5.00% due 11/1/2026 (Educational Facilities Improvements)	AA-/Aa2	1,000,000	1,215,890
Tuolumne Wind Project Authority, 5.00% due 1/1/2018	AA-/A2	1,690,000	1,742,948
Turlock Irrigation District, 5.00% due 1/1/2019	AA-/A2	1,000,000	1,068,660
Turlock Irrigation District, 5.00% due 1/1/2025	A+/NR	1,000,000	1,187,500
Turlock Irrigation District, 5.00% due 1/1/2026	A+/NR	1,000,000	1,197,960
Ukiah USD GO, 0% due 8/1/2019 (Insured: Natl-Re)	AA-/A1	2,000,000	1,938,840
Upper Lake Union High School District GO, 0% due 8/1/2020 (Insured: Natl-Re)	NR/A3	1,050,000	933,943
Ventura County Public Financing Authority, 5.00% due 11/1/2023 (Office Building Purchase and Improvements)	AA+/Aa1	500,000	597,925
Ventura County Public Financing Authority, 5.00% due 11/1/2024 (Office Building Purchase and Improvements)	AA+/Aa1	1,060,000	1,259,640
Virgin Islands Public Finance Authority, 5.00% due 10/1/2017	B/Caa1	1,440,000	1,378,310
Vista Redevelopment Agency, 5.00% due 9/1/2019 (Vista Redevelopment Project; Insured: AGM)	AA/NR	300,000	325,566
Vista Redevelopment Agency, 5.00% due 9/1/2020 (Vista Redevelopment Project; Insured: AGM)	AA/NR	275,000	305,509
Vista Redevelopment Agency, 5.00% due 9/1/2021 (Vista Redevelopment Project; Insured: AGM)	AA/NR	265,000	300,799
Vista Redevelopment Agency, 5.00% due 9/1/2022 (Vista Redevelopment Project; Insured: AGM)	AA/NR	335,000	385,970
Vista Redevelopment Agency, 5.00% due 9/1/2023 (Vista Redevelopment Project; Insured: AGM)	AA/NR	400,000	466,848
Walnut Improvement Agency, 4.00% due 3/1/2018 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	1,000,000	1,026,220
Walnut Improvement Agency, 5.00% due 3/1/2019 (City of Walnut Improvement Plan; Insured: BAM)	AA/NR	400,000	427,900
Washington USD Yolo County COP, 5.00% due 8/1/2017 (West Sacramento High School; Insured: AMBAC)	A/NR	725,000	734,889
Washington USD Yolo County COP, 5.00% due 8/1/2021 (West Sacramento High School; Insured: AMBAC)	A/NR	910,000	921,521
Washington USD Yolo County COP, 5.00% due 8/1/2022 (West Sacramento High School; Insured: AMBAC)	A/NR	2,010,000	2,035,447
Westminster Redevelopment Agency, 5.00% due 8/1/2024 (Commercial Redevelopment Project No. 1; Insured: AGM)	AA/A2	1,205,000	1,259,731

TOTAL INVESTMENTS — 98.77% (Cost $641,873,873)			$655,352,500
OTHER ASSETS LESS LIABILITIES — 1.23%			8,178,468

NET ASSETS — 100.00%			$663,530,968

14    Semi-Annual Report

Schedule of Investments, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation

See notes to financial statements.

ETM	Escrowed to Maturity
FHA	Insured by Federal Housing Administration
GO	General Obligation
HFFA	Health Facilities Financing Authority
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
USD	Unified School District

Semi-Annual Report    15

Statement of Assets and Liabilities

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $641,873,873) (Note 3)	$655,352,500
Cash	1,654,698
Receivable for investments sold	1,052,497
Receivable for fund shares sold	2,029,790
Interest receivable	6,082,419
Prepaid expenses and other assets	2,298

Total Assets	666,174,202

LIABILITIES
Payable for investments purchased	583,857
Payable for fund shares redeemed	1,442,550
Payable to investment advisor and other affiliates (Note 4)	370,127
Accounts payable and accrued expenses	93,560
Dividends payable	153,140

Total Liabilities	2,643,234

NET ASSETS	$663,530,968

NET ASSETS CONSIST OF
Undistributed net investment income	$2,150
Net unrealized appreciation on investments	13,478,627
Accumulated net realized gain (loss)	(2,234,855)
Net capital paid in on shares of beneficial interest	652,285,046

$663,530,968

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($153,869,372 applicable to 11,273,940 shares of beneficial interest outstanding - Note 5)	$13.65
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.86

Class C Shares:
Net asset value and offering price per share* ($60,124,492 applicable to 4,401,765 shares of beneficial interest outstanding - Note 5)	$13.66

Class I Shares:
Net asset value, offering and redemption price per share ($449,537,104 applicable to 32,905,757 shares of beneficial interest outstanding - Note 5)	$13.66

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

16    Semi-Annual Report

Statement of Operations

Thornburg California Limited Term Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $5,003,387)	$7,829,244

EXPENSES
Investment advisory fees (Note 4)	1,647,256
Administration fees (Note 4)
Class A Shares	109,132
Class C Shares	39,712
Class I Shares	115,205
Distribution and service fees (Note 4)
Class A Shares	218,264
Class C Shares	158,542
Transfer agent fees
Class A Shares	47,052
Class C Shares	14,815
Class I Shares	178,839
Registration and filing fees
Class A Shares	18
Class C Shares	17
Class I Shares	18
Custodian fees (Note 2)	55,965
Professional fees	25,435
Accounting fees (Note 4)	11,767
Trustee fees	16,258
Other expenses	24,385

Total Expenses	2,662,680

Net Investment Income	5,166,564

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(2,219,065)
Net change in unrealized appreciation (depreciation) on investments	(15,799,407)

Net Realized and Unrealized Loss	(18,018,472)

Net Decrease in Net Assets Resulting from Operations	$(12,851,908)

See notes to financial statements.

Semi-Annual Report    17

Statements of Changes in Net Assets

Thornburg California Limited Term Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,166,564	$10,039,681
Net realized gain (loss) on investments	(2,219,065)	190,349
Net unrealized appreciation (depreciation) on investments	(15,799,407)	6,449,717

Net Increase (Decrease) in Net Assets Resulting from Operations	(12,851,908)	16,679,747

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,134,916)	(2,354,052)
Class C Shares	(336,805)	(694,054)
Class I Shares	(3,695,097)	(6,991,575)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(34,674,052)	20,188,735
Class C Shares	(6,486,912)	3,358,067
Class I Shares	(15,203,495)	64,610,015

Net Increase (Decrease) in Net Assets	(74,383,185)	94,796,883

NET ASSETS
Beginning of Period	737,914,153	643,117,270

End of Period	$663,530,968	$737,914,153

Undistributed net investment income	$2,150	$2,404

*	Unaudited.

See notes to financial statements.

18    Semi-Annual Report

Notes to Financial Statements

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund . Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$641,873,873

Gross unrealized appreciation on a tax basis	$15,813,758
Gross unrealized depreciation on a tax basis	(2,335,131)

Net unrealized appreciation (depreciation) on investments (tax basis)	$13,478,627

At March 31, 2017, the Fund had cumulative tax basis capital losses of $15,789, (of which $15,789 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$655,352,500	$—	$655,352,500	$—

Total Investments in Securities	$655,352,500	$—	$655,352,500	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.400
Next $500 million	0.300
Next $500 million	0.250
Over $2 billion	0.225

The Fund’s effective management fee for the six months ended March 31, 2017 was 0 .471% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $11,767 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $2,507 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,449 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction and amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Funds shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $1,312,169 in sales.

22    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,742,291	$23,841,996	3,545,788	$49,447,106
Shares issued to shareholders in reinvestment of dividends	70,907	967,425	142,013	1,981,364
Shares repurchased	(4,370,315)	(59,483,473)	(2,238,533)	(31,239,735)

Net increase (decrease)	(2,557,117)	$(34,674,052)	1,449,268	$20,188,735

Class C Shares
Shares sold	210,690	$2,879,190	1,011,365	$14,117,934
Shares issued to shareholders in reinvestment of dividends	19,493	266,139	38,417	536,374
Shares repurchased	(705,863)	(9,632,241)	(808,902)	(11,296,241)

Net increase (decrease)	(475,680)	$(6,486,912)	240,880	$3,358,067

Class I Shares
Shares sold	11,100,855	$151,454,964	12,762,501	$178,298,927
Shares issued to shareholders in reinvestment of dividends	218,043	2,977,143	381,818	5,333,769
Shares repurchased	(12,461,493)	(169,635,602)	(8,518,649)	(119,022,681)

Net increase (decrease)	(1,142,595)	$(15,203,495)	4,625,670	$64,610,015

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $56,870,414 and $99,861,694, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    23

Financial Highlights

Thornburg California Limited Term Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.98	0.09	(0.33)	(0.24)	(0.09)	—	(0.09)	$13.65	1.30	(e)	0.94	(e)	0.94	(e)	0.94	(e)	(1.72)	9.10	$153,869
2016(c)	$13.84	0.18	0.14	0.32	(0.18)	—	(0.18)	$13.98	1.28		0.93		0.93		0.93		2.32	16.47	$193,321
2015(c)	$13.84	0.19	— (d)	0.19	(0.19)	—	(0.19)	$13.84	1.39		0.94		0.94		0.94		1.40	14.43	$171,344
2014(c)	$13.54	0.23	0.30	0.53	(0.23)	—	(0.23)	$13.84	1.67		0.95		0.94		0.95		3.93	16.85	$160,151
2013(c)	$13.75	0.24	(0.20)	0.04	(0.24)	(0.01)	(0.25)	$13.54	1.75		0.94		0.94		0.94		0.28	17.57	$159,058
CLASS C SHARES
2017(b)	$13.99	0.07	(0.33)	(0.26)	(0.07)	—	(0.07)	$13.66	1.06	(e)	1.18	(e)	1.18	(e)	1.18	(e)	(1.84)	9.10	$60,125
2016	$13.85	0.14	0.14	0.28	(0.14)	—	(0.14)	$13.99	1.04		1.18		1.18		1.18		2.06	16.47	$68,229
2015	$13.85	0.16	— (d)	0.16	(0.16)	—	(0.16)	$13.85	1.15		1.18		1.18		1.18		1.15	14.43	$64,216
2014	$13.55	0.19	0.30	0.49	(0.19)	—	(0.19)	$13.85	1.41		1.21		1.20		1.21		3.66	16.85	$62,858
2013	$13.76	0.20	(0.20)	—	(0.20)	(0.01)	(0.21)	$13.55	1.48		1.21		1.21		1.21		0.02	17.57	$59,585
CLASS I SHARES
2017(b)	$13.99	0.11	(0.33)	(0.22)	(0.11)	—	(0.11)	$13.66	1.60	(e)	0.64	(e)	0.64	(e)	0.64	(e)	(1.57)	9.10	$449,537
2016	$13.85	0.22	0.14	0.36	(0.22)	—	(0.22)	$13.99	1.60		0.62		0.62		0.62		2.64	16.47	$476,364
2015	$13.85	0.24	— (d)	0.24	(0.24)	—	(0.24)	$13.85	1.70		0.63		0.63		0.63		1.72	14.43	$407,557
2014	$13.55	0.27	0.30	0.57	(0.27)	—	(0.27)	$13.85	1.99		0.62		0.62		0.62		4.27	16.85	$361,015
2013	$13.76	0.28	(0.19)	0.09	(0.29)	(0.01)	(0.30)	$13.55	2.08		0.61		0.61		0.61		0.62	17.57	$254,869

(a)	Not annualized for periods less than one year.
(b)	Unaudited six month period ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Semi-Annual Report	Semi-Annual Report 25

Expense Example

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including
(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Class A Shares
Actual	$1,000.00	$982.80	$4.64
Hypothetical*	$1,000.00	$1,020.25	$4.73
Class C Shares
Actual	$1,000.00	$981.60	$5.83
Hypothetical*	$1,000.00	$1,019.05	$5.94
Class I Shares
Actual	$1,000.00	$984.30	$3.15
Hypothetical*	$1,000.00	$1,021.75	$3.21

†	Expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.18%; I:0.64%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Semi-Annual Report

Other Information

Thornburg California Limited Term Municipal Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    27

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

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Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U .S . Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1070

Semi-Annual Report March 31, 2017 THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND

About Thornburg Investment Management It’s more than what we do. It’s how we do it. At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals. Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value. Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results. Portfolio Construction Disciplined construction guided more by our convictions than convention. CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection. UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point. Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg New Mexico

Intermediate Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285

Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 41 cents to $13.26 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 15.70 cents per share. If you reinvested your dividends, you received 15.77 cents per share. Dividends were lower for Class D shares and higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund outperformed the index with a negative 1.85% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 1.94% return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration as well as curve positioning added 0.88% to relative performance. The Fund’s credit allocations detracted 0.21%, while other risk factors detracted 0.09%. Fund expenses accounted for any remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, even municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg New Mexico Intermediate Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in

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Letter to Shareholders,

Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

New Mexico’s economic health is still quite good. For the period from Q4 2015 to Q4 2016 (latest data available) personal income is up 2.34%, employment is up 1.08%, and home prices are up 4.66%. As far as state tax revenues go, the “land of enchantment” is a little less enchanting as state tax revenues have declined 3.58%—no doubt the effects of volatile energy prices.

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. New Mexico is not one of those states with a top marginal income tax rate of 4.9%. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend on goods and services.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Average Annual Total Returns

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 6/18/91)
Without sales charge	-0.78%	2.02%	1.85%	3.14%	4.32%
With sales charge	-2.77%	1.34%	1.44%	2.93%	4.24%
D Shares (Incep: 6/1/99)	-1.00%	1.80%	1.60%	2.88%	3.20%
I Shares (Incep: 2/1/07)	-0.45%	2.38%	2.21%	3.48%	3.53%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.28%
SEC Yield	1.22%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 0.97%; D shares, 1.21%; I shares, 0.63%.

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

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Fund Summary

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	130

Effective Duration	4.3 Yrs

Average Maturity	7.7 Yrs

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 96.16%
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2021 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	$1,760,000	$1,910,867
Albuquerque Bernalillo County Water Utility Authority, 5.50% due 7/1/2025 pre-refunded 7/1/2019 (New Mexico Utilities, Inc. Water System)	AA+/Aa2	1,000,000	1,096,800
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 (2005 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	2,000,000	2,361,600
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2026 pre-refunded 7/1/2018 (San Juan-Chama Drinking Water Project)	AA+/Aa2	1,420,000	1,491,270
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2031 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	500,000	578,115
Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2032 (2007 NMFA Loan and Joint Water and Sewer System Improvements)	AA+/Aa2	1,000,000	1,149,890
[a] Albuquerque Metropolitan Arroyo Flood Control Authority GO, 4.00% due 8/1/2017	AAA/Aaa	500,000	503,985
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2019 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	3,585,000	3,904,997
Albuquerque Municipal School District No. 12 GO, 4.00% due 8/1/2029 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,300,000	1,387,204
Albuquerque Municipal School District No. 12 GO, 5.00% due 8/1/2031 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding)	AA/Aa1	1,000,000	1,171,490
Bernalillo County, 5.00% due 4/1/2021 (Government Services; Insured: Natl-Re)	AAA/Aa2	3,000,000	3,214,560
Bernalillo County, 5.25% due 10/1/2022 (Government Services; Insured: AMBAC)	AAA/Aa2	3,170,000	3,755,309
Bernalillo County, 5.25% due 10/1/2023 (Government Services; Insured: AMBAC)	AAA/Aa2	1,275,000	1,530,051
Bernalillo County, 5.25% due 10/1/2025 (Government Services; Insured: AMBAC)	AAA/Aa2	3,850,000	4,661,156
Bernalillo County, 5.25% due 4/1/2027 (Government Services)	AAA/Aa2	300,000	358,698
Bernalillo County, 5.70% due 4/1/2027 (Government Services)	AAA/Aa2	3,000,000	3,676,950
Bernalillo County, 5.70% due 4/1/2027 (Government Services; Insured: Natl-Re)	AAA/Aa2	815,000	994,390
Carlsbad Municipal School District GO, 5.00% due 8/1/2018 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,000,000	1,054,410
Carlsbad Municipal School District GO, 5.00% due 8/1/2023 (Educational Facilities) (State Aid Withholding)	NR/Aa2	1,650,000	1,955,365
Central New Mexico Community College GO, 5.00% due 8/15/2020 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,375,000	1,541,595
Central New Mexico Community College GO, 5.00% due 8/15/2021 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,435,000	1,646,949
Central New Mexico Community College GO, 5.00% due 8/15/2022 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,100,000	1,285,548
Central New Mexico Community College GO, 4.00% due 8/15/2023 (Campus Buildings Acquisition & Improvements)	AA+/Aa1	1,920,000	2,096,736
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/A2	360,000	416,876
Cibola County, 5.00% due 6/1/2025 (County Building Improvements)	NR/NR	355,000	411,086
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	1,340,000	1,448,312
City of Albuquerque, 5.00% due 7/1/2021 (Lodgers’ Tax Obligation Reserve Fund)	AAA/Aa2	3,000,000	3,242,490
[b] City of Albuquerque, 5.00% due 7/1/2025 (I-25/Paseo del Norte Interchange)	AAA/Aa2	540,000	633,339
City of Albuquerque, 5.00% due 7/1/2027 (I-25/Paseo del Norte Interchange)	AAA/Aa2	555,000	643,689
City of Albuquerque, 5.00% due 7/1/2033 (City Infrastructure Improvements)	AAA/Aa2	1,100,000	1,256,222
City of Albuquerque, 5.00% due 7/1/2034 (City Infrastructure Improvements)	AAA/Aa2	1,200,000	1,364,796
[a] City of Albuquerque GO, 5.00% due 7/1/2023 (City Infrastructure Improvements)	AAA/Aa1	1,360,000	1,612,008
[a] City of Albuquerque GO, 5.00% due 7/1/2026 (City Infrastructure Improvements)	AAA/Aa1	870,000	1,068,238
City of Farmington, 5.00% due 6/1/2017 (San Juan Regional Medical Center)	NR/A3	530,000	533,551
City of Farmington, 5.125% due 6/1/2018 (San Juan Regional Medical Center)	NR/A3	570,000	572,058
City of Farmington, 5.125% due 6/1/2019 (San Juan Regional Medical Center)	NR/A3	645,000	647,264
City of Farmington, 5.00% due 6/1/2022 (San Juan Regional Medical Center)	NR/A3	2,825,000	2,841,554
City of Farmington, 4.70% due 5/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	965,000	1,035,377
City of Farmington, 4.70% due 9/1/2024 (Arizona Public Service Co.-Four Corners Project)	A-/A2	4,000,000	4,291,680
City of Farmington, 1.875% due 4/1/2029 put 4/1/2020 (Southern California Edison Co.-Four Corners Project)	A/Aa3	3,000,000	3,000,450
City of Gallup, 5.125% due 6/1/2017 (City Infrastructure Improvements)	NR/NR	140,000	140,851
City of Gallup, 5.125% due 6/1/2019 (City Infrastructure Improvements)	NR/NR	310,000	328,541
City of Las Cruces, 4.00% due 6/1/2021 (Joint Utility System)	NR/Aa2	100,000	110,230
City of Las Cruces, 5.00% due 6/1/2021 (NMFA Loan)	NR/Aa3	730,000	804,183
City of Las Cruces, 4.00% due 6/1/2022 (Joint Utility System)	NR/Aa2	670,000	746,467
City of Las Cruces, 5.00% due 6/1/2022 (NMFA Loan)	NR/Aa3	765,000	846,021
City of Las Cruces, 4.00% due 6/1/2023 (Joint Utility System)	NR/Aa2	695,000	779,797
City of Las Cruces, 5.00% due 6/1/2023 (NMFA Loan)	NR/Aa3	800,000	883,688
City of Las Cruces, 5.00% due 6/1/2024 (NMFA Loan)	NR/Aa3	840,000	926,772
City of Las Cruces, 4.00% due 6/1/2025 (Joint Utility System)	NR/Aa2	750,000	846,713
City of Las Cruces, 5.00% due 6/1/2030 (NMFA Loan)	NR/Aa3	2,000,000	2,193,820
City of Las Cruces, 5.00% due 6/1/2037 (NMFA Loan)	NR/Aa3	5,000,000	5,457,100
City of Rio Rancho, 2.00% due 5/15/2017 (Water and Wastewater System)	AA-/Aa3	100,000	100,134
City of Roswell, 5.00% due 6/1/2026 (Joint Water and Sewer Improvement; Insured: BAM)	AA/A1	830,000	988,289
City of Roswell, 5.00% due 6/1/2035 (Joint Water and Sewer Improvement; lnsured: BAM)	AA/A1	580,000	652,535
City of Roswell, 5.00% due 6/1/2036 (Joint Water and Sewer Improvement; Insured: BAM)	AA/A1	640,000	718,432

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of Santa Fe, 4.00% due 6/1/2017 (Public Facility Capital Projects)	AA+/NR	$100,000	$100,547
City of Santa Fe, 4.50% due 5/15/2027 (El Castillo Retirement Residences)	BBB-/NR	3,275,000	3,368,043
City of Santa Fe, 5.00% due 5/15/2034 (El Castillo Retirement Residences)	BBB-/NR	1,465,000	1,500,790
City of Santa Fe GRT, 5.00% due 6/1/2028 (Public Facilities)	AA+/NR	930,000	1,081,990
City of Santa Fe GRT, 5.00% due 6/1/2029 (Public Facilities)	AA+/NR	950,000	1,098,514
Colfax County, 5.00% due 9/1/2019 (Government Center Facility) (ETM)	A-/NR	355,000	373,361
Colfax County, 5.50% due 9/1/2029 pre-refunded 9/1/2019 (Government Center Facility)	A-/NR	2,510,000	2,766,898
County of Los Alamos, 4.875% due 6/1/2018 (Public Facilities)	AA+/A1	500,000	522,320
County of Los Alamos, 5.625% due 6/1/2023 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,054,160
County of Los Alamos, 5.75% due 6/1/2024 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	3,000,000	3,166,800
County of Los Alamos, 5.75% due 6/1/2025 pre-refunded 6/1/2018 (Public Facilities)	AA+/A1	1,000,000	1,055,600
Farmington Municipal School District No. 5 GO, 5.00% due 9/1/2019 (Educational Facilities) (State Aid Withholding)	NR/Aa2	600,000	655,692
Government of Guam, 5.375% due 12/1/2024 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	2,000,000	2,212,980
Government of Guam, 5.00% due 11/15/2031 (Various Capital Projects)	A/NR	2,500,000	2,650,725
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	2,500,000	2,626,675
Grant County, 5.50% due 7/1/2020 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,565,000	1,647,209
[b] Grant County, 5.50% due 7/1/2021 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,655,000	1,741,937
Grant County, 5.50% due 7/1/2022 (State Dept. of Health-Ft. Bayard Project)	AA-/Aa2	1,745,000	1,836,665
Guam Power Authority, 5.00% due 10/1/2026 (Electric Power System; Insured: AGM)	AA/A2	2,000,000	2,260,380
Las Cruces School District No. 2 GO, 2.00% due 8/1/2018 (New Mexico SD Credit Enhancement Program) (State Aid Withholding)	NR/Aa2	630,000	638,694
[b] New Mexico Educational Assistance Foundation, 4.00% due 9/1/2017 (Student Loans)	NR/Aaa	1,150,000	1,165,134
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2019 (Student Loans)	AAA/Aaa	1,000,000	1,096,600
New Mexico Educational Assistance Foundation, 5.00% due 12/1/2022 (Student Loans)	AAA/Aaa	3,000,000	3,338,310
New Mexico Finance Authority, 5.00% due 12/15/2017 (State Highway Infrastructure)	AA/Aa2	250,000	257,383
New Mexico Finance Authority, 5.00% due 6/15/2022 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	1,300,000	1,310,582
New Mexico Finance Authority, 5.00% due 6/15/2024 (The Public Project Revolving Fund Program; Insured: Natl-Re)	AA+/Aa2	7,000,000	7,061,530
New Mexico Finance Authority, 5.00% due 6/15/2026 (State Highway Infrastructure)	AA/Aa2	1,220,000	1,436,099
New Mexico Finance Authority, 0.90% due 12/15/2026 put 4/7/2017 (The Public Project Revolving Fund Program; LOC: State Street Bank & Trust) (weekly demand notes)	AA-/Aa1	200,000	200,000
New Mexico Finance Authority, 5.00% due 6/15/2027 (State Highway Infrastructure)	AA/Aa2	1,195,000	1,396,692
New Mexico Finance Authority, 5.00% due 6/15/2031 (The Public Project Revolving Fund Program)	AA+/Aa2	1,000,000	1,153,120
New Mexico Hospital Equipment Loan Council, 6.00% due 8/1/2023 pre-refunded 8/1/2018 (Presbyterian Healthcare Services)	AA/Aa3	6,000,000	6,391,560
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2031 (Presbyterian Healthcare Services)	AA/Aa3	600,000	682,662
New Mexico Hospital Equipment Loan Council, 5.00% due 7/1/2032 (Haverland Carter Lifestyle Group)	NR/NR	2,000,000	2,083,160
New Mexico Hospital Equipment Loan Council, 5.00% due 8/1/2039 (Presbyterian Healthcare Services)	AA/Aa3	3,000,000	3,174,480
New Mexico Housing Authority, 5.30% due 12/1/2022 (El Paseo Apartments; Insured: AMBAC) (AMT)	NR/NR	525,000	525,347
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2020 (Campus Buildings Acquisition & Improvements)	A+/A1	590,000	652,280
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2023 (Campus Buildings Acquisition & Improvements)	A+/A1	685,000	770,700
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2024 (Campus Buildings Acquisition & Improvements)	A+/A1	525,000	584,315
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2025 (Campus Buildings Acquisition & Improvements)	A+/A1	505,000	560,752
New Mexico Institute of Mining and Technology, 5.00% due 7/1/2028 (Campus Buildings Acquisition & Improvements)	A+/A1	1,500,000	1,661,115
New Mexico Mortgage Finance Authority, 5.25% due 7/1/2023 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	410,000	417,310
New Mexico Mortgage Finance Authority, 5.375% due 7/1/2023 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	175,000	175,672
New Mexico Mortgage Finance Authority, 4.625% due 3/1/2028 (NIBP SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	925,000	974,978
New Mexico Mortgage Finance Authority, 5.50% due 7/1/2028 (HERO SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	900,000	912,618
New Mexico Mortgage Finance Authority, 5.60% due 7/1/2028 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC) (AMT)	AA+/NR	160,000	162,466
New Mexico Mortgage Finance Authority, 5.40% due 9/1/2029 (Saver SFM Loan Program; Collateralized: GNMA/FNMA/ FHLMC)	AA+/NR	465,000	482,252
Regents of the University of New Mexico, 6.00% due 6/1/2021 (Campus Buildings Acquisition & Improvements)	AA/Aa2	370,000	402,460
Regents of the University of New Mexico, 0.92% due 6/1/2026 put 4/7/2017 (Campus Buildings Acquisition & Improvements; SPA: U.S. Bank, N.A.) (weekly demand notes)	AA/Aa2	4,500,000	4,500,000
Regents of the University of New Mexico, 4.50% due 6/1/2034 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,652,550
Regents of the University of New Mexico, 4.50% due 6/1/2035 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,646,295
Regents of the University of New Mexico, 4.50% due 6/1/2036 (Campus Buildings Acquisition & Improvements)	AA/Aa2	1,500,000	1,642,560
Rio Rancho Public School District No. 94 GO, 3.00% due 8/1/2017 (State Aid Withholding)	NR/Aa2	2,530,000	2,547,685
San Juan County, 4.00% due 6/15/2017 (County Capital Improvements)	A+/A2	500,000	503,250
San Juan County, 5.00% due 6/15/2028 (County Capital Improvements)	A+/A1	1,280,000	1,461,888
San Juan County, 5.00% due 6/15/2030 (County Capital Improvements)	A+/A1	1,365,000	1,543,583
Santa Fe County, 5.00% due 2/1/2018 (County Correctional System; Insured: AGM)	AA/A2	205,000	210,256

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Santa Fe County, 5.00% due 6/1/2025 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	$1,400,000	$1,465,520
Santa Fe County, 5.00% due 6/1/2026 pre-refunded 6/1/2018 (County Courthouse and Other Public Facilities)	AA+/Aa2	1,535,000	1,606,838
Santa Fe County, 6.00% due 2/1/2027 (County Correctional System; Insured: AGM)	AA/A2	1,520,000	1,829,913
Santa Fe County GRT, 5.00% due 6/1/2025 (County Buildings & Facilities)	AA+/NR	1,250,000	1,505,987
Santa Fe County GRT, 5.00% due 6/1/2026 (County Buildings & Facilities)	AA+/NR	640,000	763,597
Santa Fe County GRT, 5.00% due 6/1/2027 (County Buildings & Facilities)	AA+/NR	275,000	323,513
Santa Fe Public School District GO, 3.00% due 8/1/2017 (Santa Fe County School Facilities) (State Aid Withholding)	AA/Aa1	400,000	403,076
State of New Mexico, 5.00% due 7/1/2020 (Educational Facilities)	AA-/Aa2	4,000,000	4,468,040
State of New Mexico, 5.00% due 7/1/2022 pre-refunded 7/1/2019 (Capital Improvements)	AA-/Aa2	350,000	380,002
State of New Mexico, 5.00% due 7/1/2025 (Educational Facilities)	AA-/Aa2	2,000,000	2,410,320
Taos Municipal School District No. 1 GO, 5.00% due 9/1/2021 (Educational Facilities) (State Aid Withholding)	NR/Aa2	520,000	597,319
Town of Silver City, 2.00% due 12/1/2018 (Joint Utility System Improvement; Insured: BAM)	AA/NR	260,000	263,435
Town of Silver City, 2.00% due 12/1/2019 (Joint Utility System Improvement; Insured: BAM)	AA/NR	265,000	270,228
Town of Silver City, 4.00% due 6/1/2029 (Public Facility Capital Projects)	A+/NR	1,000,000	1,034,240
Town of Silver City, 4.25% due 6/1/2032 (Public Facility Capital Projects)	A+/NR	1,050,000	1,083,537
Village of Los Ranchos de Albuquerque, 4.50% due 9/1/2040 (Albuquerque Academy)	A/NR	3,000,000	3,111,420
Virgin Islands Public Finance Authority, 6.625% due 10/1/2029 (Diageo Project)	NR/Caa2	2,500,000	2,068,750
Zuni Public School District, 5.00% due 8/1/2028 (Teacher Housing Projects)	A/NR	1,600,000	1,774,464

TOTAL INVESTMENTS — 96.16% (Cost $191,002,386)			$197,328,321
OTHER ASSETS LESS LIABILITIES — 3.84%			7,882,084

NET ASSETS — 100.00%			$205,210,405

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	When-issued security.
b	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity

FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.

See notes to financial statements.

10    Semi-Annual Report

Statement of Assets and Liabilities

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $191,002,386) (Note 3)	$197,328,321
Cash	8,879,594
Receivable for fund shares sold	91,509
Interest receivable	2,560,202
Prepaid expenses and other assets	622

Total Assets	208,860,248

LIABILITIES
Payable for investments purchased	3,157,868
Payable for fund shares redeemed	260,428
Payable to investment advisor and other affiliates (Note 4)	141,004
Accounts payable and accrued expenses	52,818
Dividends payable	37,725

Total Liabilities	3,649,843

NET ASSETS	$205,210,405

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(25,896)
Net unrealized appreciation on investments	6,325,935
Accumulated net realized gain (loss)	(1,250,641)
Net capital paid in on shares of beneficial interest	200,161,007

$205,210,405

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($123,411,401 applicable to 9,304,084 shares of beneficial interest outstanding - Note 5)	$13.26
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.53

Class D Shares:
Net asset value, offering and redemption price per share ($24,257,877 applicable to 1,827,900 shares of beneficial interest outstanding - Note 5)	$13.27

Class I Shares:
Net asset value, offering and redemption price per share ($57,541,127 applicable to 4,339,943 shares of beneficial interest outstanding - Note 5)	$13.26

See notes to financial statements.

Semi-Annual Report    11

Statement of Operations

Thornburg New Mexico Intermediate Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $976,559)	$3,561,201

EXPENSES
Investment advisory fees (Note 4)	532,261
Administration fees (Note 4)
Class A Shares	79,759
Class D Shares	15,855
Class I Shares	14,980
Distribution and service fees (Note 4)
Class A Shares	159,518
Class D Shares	60,127
Transfer agent fees
Class A Shares	29,701
Class D Shares	5,352
Class I Shares	13,044
Registration and filing fees
Class A Shares	600
Class D Shares	315
Class I Shares	215
Custodian fees (Note 2)	25,810
Professional fees	23,246
Accounting fees (Note 4)	3,608
Trustee fees	5,221
Other expenses	14,239

Total Expenses	983,851
Less:
Expenses reimbursed by investment advisor (Note 4)	(1,356)

Net Expenses	982,495

Net Investment Income	2,578,706

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(96,257)
Net change in unrealized appreciation (depreciation) on investments	(6,844,847)

Net Realized and Unrealized Loss	(6,941,104)

Net Decrease in Net Assets Resulting from Operations	$(4,362,398)

See notes to financial statements.

12    Semi-Annual Report

Statements of Changes in Net Assets

Thornburg New Mexico Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$2,578,706	$5,145,164
Net realized gain (loss) on investments	(96,257)	(8,510)
Net unrealized appreciation (depreciation) on investments	(6,844,847)	2,102,714

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,362,398)	7,239,368

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,504,624)	(3,030,645)
Class D Shares	(270,641)	(560,708)
Class I Shares	(803,441)	(1,553,811)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(9,238,640)	(4,494,643)
Class D Shares	(3,368,169)	(727,598)
Class I Shares	(6,316,883)	7,352,843

Net Increase (Decrease) in Net Assets	(25,864,796)	4,224,806

NET ASSETS
Beginning of Period	231,075,201	226,850,395

End of Period	$205,210,405	$231,075,201

Distribution in excess of net investment income	$(25,896)	$(25,896)

*	Unaudited.

See notes to financial statements.

Semi-Annual Report    13

Notes to Financial Statements

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class D, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

14    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$191,002,386

Gross unrealized appreciation on a tax basis	$7,434,781
Gross unrealized depreciation on a tax basis	(1,108,846)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,325,935

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $6,818. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $1,147,566, (of which $87,413 are short-term and $1,060,153 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Semi-Annual Report    15

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities Municipal Bonds	$197,328,321	$—	$197,328,321	$—

Total Investments in Securities	$197,328,321	$—	$197,328,321	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

16    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2017 was 0.50% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $3,608 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $297 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 or 1% per annum of the average daily net assets attributable to Class A and Class D shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares, under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class D shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $966 for Class A shares, $381 for Class D shares, and $9 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisors is approximately 8.41%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $2,586,402 in purchases and $3,608,794 in sales.

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	403,185	$5,382,784	915,431	$12,528,291
Shares issued to shareholders in reinvestment of dividends	98,285	1,306,585	188,232	2,574,787
Shares repurchased	(1,198,986)	(15,928,009)	(1,432,981)	(19,597,721)

Net increase (decrease)	(697,516)	$(9,238,640)	(329,318)	$(4,494,643)

Class D Shares
Shares sold	229,652	$3,055,016	309,896	$4,243,840
Shares issued to shareholders in reinvestment of dividends	18,624	247,758	38,634	528,742
Shares repurchased	(503,069)	(6,670,943)	(402,304)	(5,500,180)

Net increase (decrease)	(254,793)	$(3,368,169)	(53,774)	$(727,598)

Class I Shares
Shares sold	619,401	$8,220,823	673,041	$9,199,727
Shares issued to shareholders in reinvestment of dividends	55,944	743,576	105,479	1,442,583
Shares repurchased	(1,153,691)	(15,281,282)	(241,095)	(3,289,467)

Net increase (decrease)	(478,346)	$(6,316,883)	537,425	$7,352,843

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $9,204,707 and $22,432,375, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, diversification risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Semi-Annual Report    19

Financial Highlights

    Thornburg New Mexico Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.67	0.16	(0.41)	(0.25)	(0.16)	—	(0.16)	$13.26	2.36	(d)	0.99	(d)	0.99	(d)	0.99	(d)	(1.85)	4.62	$123,411
2016(c)	$13.55	0.30	0.12	0.42	(0.30)	—	(0.30)	$13.67	2.18		0.97		0.97		0.97		3.11	6.80	$136,743
2015(c)	$13.60	0.34	(0.05)	0.29	(0.34)	—	(0.34)	$13.55	2.50		0.98		0.98		0.98		2.15	19.01	$139,939
2014(c)	$13.35	0.39	0.25	0.64	(0.39)	—	(0.39)	$13.60	2.87		0.97		0.97		0.97		4.83	10.79	$143,994
2013(c)	$13.95	0.38	(0.60)	(0.22)	(0.38)	—	(0.38)	$13.35	2.76		0.96		0.95		0.96		(1.61)	11.78	$148,499
2012(c)	$13.72	0.41	0.24	0.65	(0.41)	(0.01)	(0.42)	$13.95	2.95		0.95		0.95		0.95		4.80	11.66	$187,578
CLASS D SHARES
2017(b)	$13.68	0.14	(0.41)	(0.27)	(0.14)	—	(0.14)	$13.27	2.13	(d)	1.21	(d)	1.21	(d)	1.21	(d)	(1.95)	4.62	$24,258
2016	$13.55	0.28	0.12	0.40	(0.27)	—	(0.27)	$13.68	1.94		1.21		1.21		1.21		2.94	6.80	$28,489
2015	$13.61	0.31	(0.06)	0.25	(0.31)	—	(0.31)	$13.55	2.27		1.20		1.20		1.20		1.84	19.01	$28,953
2014	$13.36	0.35	0.25	0.60	(0.35)	—	(0.35)	$13.61	2.60		1.23		1.23		1.23		4.55	10.79	$28,438
2013	$13.96	0.34	(0.59)	(0.25)	(0.35)	—	(0.35)	$13.36	2.51		1.21		1.21		1.22		(1.85)	11.78	$28,858
2012	$13.72	0.37	0.26	0.63	(0.38)	(0.01)	(0.39)	$13.96	2.71		1.18		1.18		1.22		4.62	11.66	$31,984
CLASS I SHARES
2017(b)	$13.67	0.18	(0.41)	(0.23)	(0.18)	—	(0.18)	$13.26	2.68	(d)	0.66	(d)	0.66	(d)	0.66	(d)	(1.69)	4.62	$57,541
2016	$13.54	0.35	0.12	0.47	(0.34)	—	(0.34)	$13.67	2.52		0.63		0.63		0.63		3.53	6.80	$65,843
2015	$13.59	0.38	(0.05)	0.33	(0.38)	—	(0.38)	$13.54	2.80		0.65		0.65		0.65		2.48	19.01	$57,958
2014	$13.35	0.43	0.24	0.67	(0.43)	—	(0.43)	$13.59	3.19		0.65		0.64		0.65		5.09	10.79	$37,380
2013	$13.95	0.43	(0.61)	(0.18)	(0.42)	—	(0.42)	$13.35	3.09		0.61		0.61		0.61		(1.29)	11.78	$25,590
2012	$13.71	0.46	0.25	0.71	(0.46)	(0.01)	(0.47)	$13.95	3.30		0.61		0.61		0.61		5.24	11.66	$38,099

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

20 Semi-Annual Report	Semi-Annual Report 21

Expense Example

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$981.52	$4.88
Hypothetical*	$1,000.00	$1,020.00	$4.98
CLASS D SHARES
Actual	$1,000.00	$980.47	$5.97
Hypothetical*	$1,000.00	$1,018.91	$6.08
CLASS I SHARES
Actual	$1,000.00	$983.12	$3.27
Hypothetical*	$1,000.00	$1,021.63	$3.34

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; D: 1.21%; I: 0.66%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22    Semi-Annual Report

Other Information

Thornburg New Mexico Intermediate Municipal Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    23

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

24     Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    25

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Semi-Annual Report    27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH178

Semi-Annual Report March 31, 2017 THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND

About Thornburg Investment Management It’s more than what we do. It’s how we do it. At Thornburg, we are very different in how we think, invest, and are structured . We believe this difference is what makes us successful in helping individuals reach their long-term financial goals . Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value . Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results . Portfolio Construction Disciplined construction guided more by our convictions than convention . CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection . UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point . Structured for Excellence How we think and how we invest is made possible by how we’re structured . TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg New York

Intermediate Municipal Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705

Minimum investments for Class I shares may be higher than those for Class A. Class I shares may not be available to all investors.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Report    3

Letter to Shareholders

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the Class A shares decreased by 46 cents to $12.94 per share during the six-month period ended March 31, 2017. If you were with us the entire period, you received dividends of 16.12 cents per share. If you reinvested your dividends, you received 16.21 cents per share. Dividends were higher for Class I shares to account for varying class-specific expenses. The Class A shares of your Fund underperformed the index with a negative 2.23% total return (without sales charge) for the six months ended March 31, 2017, compared to the negative 1.94% return for the BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index.

The Fund’s duration as well as curve positioning added 0.61% to relative performance. The Fund’s credit allocations detracted 0.09%, while other risk factors detracted 0.33%. Fund expenses accounted for the remaining differences.

The Municipal Bond Market

After a few years of relative quiet in the municipal bond market, things heated up following the election of Donald Trump in 2016. While stocks were rallying, bond prices, even municipal bond prices, came under pressure. Bond yields initially rose after the election based on expectations for greater infrastructure spending, stronger growth and higher inflation. The uptick in rates led mutual fund investors to sell their shares, which caused municipal bond mutual funds to sell their bonds to meet those redemptions. After significant inflows in January to September of 2016, investors pulled $26 billion from municipal bond funds in November and December, some of which was related to tax-loss selling.

When the calendar turned in 2017, these outflows slowed and the municipal bond market produced positive returns. A contributing factor to positive returns was a decline in municipal bond issuance, as during the first quarter of 2017, the supply of new municipal bonds declined by 12% from the same time last year.

The value metrics we use at Thornburg suggest that the municipal bond market continues to price in the rosiest of scenarios moving forward, as investors have been pushed out of the risk spectrum. That is why we have Thornburg New York Intermediate Municipal Fund positioned in the lower end of its respective risk spectrum. In this environment, we continue to keep duration shorter, credit quality higher and we maintain higher levels of reserves.

Inside the Risk Metrics

Real yields, which indicate how much yield over inflation investors are being paid to own municipal bonds, increased over the six-month period. As of September 30, 2016, 10-year AAA general obligation (GO) bonds were yielding 1.64% and the Core Personal Consumption Expenditures Index (PCE) was running at 1.70%, so investors were earning less than inflation. By the end of February 2017, the yield on 10-year AAA GO bonds had increased to 2.30%, while Core PCE was running at 1.80%. While certainly more interesting at the end of the period, the 0.5% real yield was significantly less than the average of 2% investors have earned over the past 20 years.

The second thing to consider is credit spreads, which reflect the incremental yield an investor earns from owning a lower-rated credit versus a higher-rated credit, and which today remain narrow. As of March 31, 2017, an investor earned about 1.28% more for owning a 10-year BBB revenue bond versus a 10-year AAA GO bond. That is slightly higher than the average 0.75% an investor earned between 1994 and 2007. However, in 2007, approximately 50% of the new-issue municipal bond market was insured by AAA/AAA municipal bond insurers. Today, there are no AAA/AAA municipal bond insurers, and insurance coverage generally accounts for only 6% to 8% of the new-issue municipal bond market.

Finally, the slope of the yield curve, which tracks how much incremental yield an investor earns by owning securities with longer maturities, is slightly flatter than historical averages. Currently, investors are earning about 1.4% more for owning a 10-year AAA GO municipal bond, versus a one-year AAA GO municipal bond. Since 1994, an investor earned on average almost 1.6% to extend maturities from one to 10 years.

The Economy and Tax Reform

The U.S. economy continued its slow recovery in 2016, growing at a rate of 1.6% for 2016 in aggregate.

Unemployment continued to tick down. During the six-month period ended March 31, 2017, the U.S. economy added 976,000 jobs and by the end of the period the unemployment rate had fallen to 4.5%. Inflation remained stable, with the Core PCE Index reading 1.75% through March, below the Fed’s 2% target range.

Taken in aggregate, the economy continues to grow, jobs are being added and inflation has remained contained to date. In an effort to keep the economy in check, the U.S. Federal Reserve raised the Fed funds rate in December of 2016, and again in March of 2017.

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

The economic health of the municipal bond market appears steady with a couple of notable exceptions. The drama in Puerto Rico is still playing out; the only winners are the consultants and lawyers hired by all sides.

New York’s economic health is still quite good. For the period from Q4 2015 to Q4 2016 (latest data available) personal income is up 2.98%, employment is up 1.34%, home prices are up 4.46% and state tax revenues are up 121%. All in all the empire state seems on firm footing, excelsior!

Tax reform is the second highest priority of President Trump’s and the Republican-led House agenda—second only to health care reform. The most important items in the tax proposals for the owners of municipal bonds (individuals as well as corporations) are those relevant to investment income. By lowering the effective tax rate on competing sources of income, prices of municipal bonds would most likely fall (yields would increase) to become more competitive with these alternative sources of income.

President Trump’s tax reform proposal (released Thursday, April 27, 2017) called for the elimination of the deduction for state and local taxes on an individual’s federal tax return. This would, if adopted, have significant impacts for residents of high-tax states. New York is one of those states with a top marginal income tax rate of 8.82%. The near-term effects on the economy would be minimal, but long term, residents would have less money in their pockets to spend, the cost of residing in the state would increase and might cause out-migration and lower growth.

Conclusion

We continue to run this portfolio as an actively managed laddered portfolio. Laddering a portfolio is a simple way to diversify its investment along its entire investment universe. While past performance does not guarantee future results, our study showed that this structure outperformed other structures around 60% of the time and added 0.15% to 0.25% of total return annually from 1997 through 2016.* Our view is that the current investment environment is not compensating investors enough to take on extra risk, so we have positioned our portfolios at the lower end of their risk spectrums.

Thank you for your continued trust in us.

Sincerely,

Christopher Ryon, CFA	Nicholos Venditti, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

*	We examined three hypothetical portfolios of bonds from December 1997 to December 2016. One using a laddering strategy, one using a barbell strategy, and a third using a bullet strategy. For the laddering strategy, the BofA Merrill Lynch 1–12 Year Municipal Index was used as a proxy, since, similar to a ladder, it contains bonds relatively evenly spread across all maturities within the index. The barbell strategy is a duration management technique wherein bonds are clustered at the two extremes of a maturity range. For the barbell strategy, the BofA Merrill Lynch 1–3 Year Municipal Index and BofA Merrill Lynch 8–12 Year Municipal Index were combined. The two indices were weighted in such a way as to give them the same duration as the broader 1–12 Year Index, and each year the portfolio was re-weighted back to the original index weights. This was done to make the two portfolios duration-neutral so that the impact of the strategy chosen could be isolated. The bullet strategy invests at the duration midpoint of the portfolio, therefore the BofA Merrill Lynch 6–8 Year Index was used to represent the bullet strategy. For additional information, see www.thornburg.com/whyladder. Past performance does not guarantee future results.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 9/5/97)
Without sales charge	-0.83%	2.14%	2.10%	3.45%	3.83%
With sales charge	-2.79%	1.47%	1.69%	3.24%	3.72%
I Shares (Incep: 2/1/10)	-0.51%	2.47%	2.43%	—	3.49%

30-DAY YIELDS, A SHARES

(with sales charge)

Annualized Distribution Yield	2.44%

SEC Yield	1.00%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.03%; I shares, 0.72%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield would have been 2.35%, and the SEC yield would have been 0.91%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Glossary

The BofA Merrill Lynch 3-15 Year U.S. Municipal Securities Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.

The BofA Merrill Lynch indices used in the Ladder vs Barbell & Bullet study are model portfolios of municipal obligations throughout the United States, with maturities ranging either from one to three years, six to eight years, eight to twelve years, or one to twelve years. These indices are subsets of the BofA Merrill Lynch U.S. Municipal Securities Index, which is comprised of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least a one-year remaining term to final maturity, a fixed coupon schedule and an investment grade rating.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Insured Bonds – Individual bonds are sometimes insured by private companies. The insurance guarantees the payment of principal and interest on a bond issue if the issuer defaults. Mutual funds are not insured, even if the underlying bonds are insured.

Core Personal Consumption Expenditure Index (Core PCE) – Core Personal Consumption Expenditure Index is a measure of the Personal Consumption Expenditure Index that excludes the more volatile and seasonal food and energy prices.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Fed Funds Rate – The interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.

General Obligation Bond (GO) – A municipal bond backed by the credit and “taxing power” of the issuing jurisdiction rather than the revenue from a given project.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Revenue Bond – A bond on which the debt service is payable solely from the revenue generated from the operation of the project being financed or a category of facilities, or from other non-tax sources.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields in a laddered municipal bond portfolio with a dollar-weighted average maturity of normally three to 10 years (may be subject to Alternative Minimum Tax). Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year. Cash from maturing bonds, if not needed for other purposes, is typically invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	62

Effective Duration	4.3 Yrs

Average Maturity	7.3 Yrs

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

SECURITY CREDIT RATINGS

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Credit quality ratings for Thornburg’s municipal portfolios used the highest rating available from either Standard & Poor’s or Moody’s Investors Service.

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents and other.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
City of New York GO, 5.00% due 8/1/2025 (City Budget Financial Management)	AA/Aa2	$400,000	$405,368
City of New York GO, 5.00% due 8/1/2030 (City Budget Financial Management)	AA/Aa2	1,000,000	1,148,550
City of New York GO, 0.95% due 4/1/2042 put 4/3/2017 (City Budget Financial Management; LOC: Mizuho Bank, Ltd.) (daily demand notes)	AA+/Aa1	1,200,000	1,200,000
County of Nassau GO, 5.00% due 4/1/2026 (Insured: BAM)	AA/NR	1,000,000	1,144,500
Dutchess County Local Development Corp., 5.00% due 7/1/2021 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	535,000	590,758
Dutchess County Local Development Corp., 5.00% due 7/1/2022 (Health Quest Systems, Inc.; Insured: AGM)	AA/A2	510,000	560,526
Erie County Industrial Development Agency, 5.25% due 5/1/2025 pre-refunded 5/1/2019 (Buffalo City School District)	AA/Aa2	1,000,000	1,085,310
Government of Guam, 5.375% due 12/1/2024 pre-refunded 12/1/2019 (Layon Solid Waste Disposal Facility)	BBB+/NR	1,000,000	1,106,490
Government of Guam, 5.00% due 11/15/2033 (Various Capital Projects)	A/NR	2,000,000	2,101,340
Guam Waterworks Authority, 5.00% due 7/1/2028 (Water and Wastewater System)	A-/Baa2	500,000	548,070
Hempstead Town Local Development Corp., 5.00% due 7/1/2028 (Hofstra University)	A/A2	500,000	554,450
Long Island Power Authority, 5.25% due 9/1/2029 (Electric System Capital Improvements)	AA/A3	645,000	773,232
Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	800,000	867,576
Metropolitan Transportation Authority, 6.25% due 11/15/2023 pre-refunded 11/15/2018	NR/NR	10,000	10,845
Metropolitan Transportation Authority, 6.25% due 11/15/2023	AA-/A1	190,000	206,042
Monroe County Industrial Development Corp., 5.00% due 1/15/2028 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	250,000	283,570
Monroe County Industrial Development Corp., 5.00% due 1/15/2029 (Monroe Community College Association, Inc.; Insured: AGM)	AA/A2	300,000	338,505
Nassau County IDA, 4.75% due 3/1/2026 pre-refunded 3/1/2020 (New York Institute of Technology)	BBB+/Baa2	1,000,000	1,099,130
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2021 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	275,000	317,831
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2028 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	400,000	472,048
Nassau County Sewer & Storm Water Finance Authority, 5.00% due 10/1/2031 (Sewerage and Storm Water Resource Facilities)	AAA/Aa3	1,000,000	1,162,580
New York City Health and Hospital Corp. GO, 5.00% due 2/15/2020 (Healthcare Facilities Improvements)	A+/Aa3	770,000	850,804
New York City Health and Hospitals Corp. GO, 5.00% due 2/15/2025 (Healthcare Facilities Improvements)	A+/Aa3	1,000,000	1,085,250
New York City Transitional Finance Authority, 5.00% due 1/15/2020 (Educational Facilities) (State Aid Withholding)	AA/Aa2	1,000,000	1,067,870
New York City Trust for Cultural Resources, 5.25% due 12/1/2018 (Lincoln Center for the Performing Arts) (ETM)	A+/A2	175,000	187,275
New York Municipal Bond Bank Agency, 5.00% due 4/15/2018 (Insured: AGM)	AA/A2	1,000,000	1,040,350
New York State Dormitory Authority, 5.00% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	475,000	487,816
New York State Dormitory Authority, 5.25% due 10/1/2018 (School District Financing Program; Insured: AGM)	AA/Aa3	775,000	824,212
New York State Dormitory Authority, 5.00% due 7/1/2020 (NYSARC, Inc. Developmental Disability Programs)	NR/Aa2	1,175,000	1,304,555
New York State Dormitory Authority, 5.25% due 7/1/2022 (St. John’s University; Insured: Natl-Re)	AA-/A3	1,000,000	1,174,010
New York State Dormitory Authority, 5.00% due 1/15/2023 (Municipal Health Facilities)	AA-/Aa3	1,000,000	1,031,700
New York State Dormitory Authority, 5.00% due 10/1/2023 (School District Financing Program) (State Aid Withholding)	AA-/NR	575,000	679,845
New York State Dormitory Authority, 5.00% due 10/1/2023 pre-refunded 10/1/2017 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/A2	400,000	408,548
New York State Dormitory Authority, 5.00% due 7/1/2024 (Bishop Henry B. Hucles Nursing Home; Insured: SONYMA)	NR/Aa1	1,000,000	1,002,270
New York State Dormitory Authority, 5.00% due 7/1/2024 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,540,000	1,625,408
New York State Dormitory Authority, 5.00% due 10/1/2024 (School District Financing Program; Insured: AGM) (State Aid Withholding)	AA/Aa3	1,000,000	1,146,930
New York State Dormitory Authority, 5.00% due 7/1/2025 (Miriam Osborn Memorial Home Assoc.)	NR/NR	1,105,000	1,160,327
New York State Dormitory Authority, 5.00% due 7/1/2027 (Columbia University Teachers College)	A+/A1	750,000	843,270
New York State Dormitory Authority, 5.25% due 7/1/2027 (Health Quest Systems; Insured: AGM)	AA/A3	500,000	505,210
New York State Dormitory Authority, 5.00% due 12/15/2027 (Metropolitan Transportation Authority & State Urban
Development Corp.)	AAA/Aa1	2,500,000	2,888,725
New York State Dormitory Authority, 5.00% due 10/1/2028 (School District Financing Program; Insured: AGM)	AA/NR	200,000	233,926
New York State Dormitory Authority, 5.25% due 5/1/2030 pre-refunded 5/1/2019 (North Shore Long Island Jewish Medical)	A-/A3	1,000,000	1,085,310
New York State Thruway Authority, 5.00% due 5/1/2019 (New NY Bridge)	A-/A3	2,000,000	2,156,320
New York State Thruway Authority, 5.00% due 4/1/2022 pre-refunded 10/01/17 (Multi-Year Highway and Bridge Capital Program)	AA/NR	1,000,000	1,021,170
New York State Urban Development Corp., 5.25% due 1/1/2021	AA/NR	1,000,000	1,076,070
Onondaga Civic Development Corp., 5.00% due 7/1/2021 (Le Moyne College)	NR/Baa2	1,000,000	1,083,720
Onondaga Civic Development Corp., 5.50% due 12/1/2031 (State University of New York Upstate Medical University)	A+/NR	1,000,000	1,144,490
Port Authority New York & New Jersey, 5.00% due 8/15/2022 (Insured: AGM)	AA/Aa3	1,000,000	1,015,820
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2029 (New York Local Government Assistance Corp.)	AAA/Aa1	250,000	294,858
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2030 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,176,370
Sales Tax Asset Receivable Corp., 5.00% due 10/15/2031 (New York Local Government Assistance Corp.)	AAA/Aa1	1,000,000	1,171,550
Syracuse Industrial Development Agency, 5.25% due 5/1/2026 (Syracuse City School District)	AA/Aa2	2,150,000	2,440,443
Tobacco Settlement Asset Securitization Corp., 5.00% due 6/1/2022	A/NR	1,000,000	1,133,140
Town of Amherst Development Corp., 5.00% due 10/1/2020 (University at Buffalo Foundation Facility-Student Housing; Insured: AGM)	AA/A2	1,000,000	1,107,530

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2025 pre-refunded 11/15/2017 (MTA Bridges and Tunnels)	AA-/Aa3	$1,410,000	$1,446,900
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2028 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,161,980
Triborough Bridge & Tunnel Authority GO, 5.00% due 11/15/2029 (MTA Bridges and Tunnels)	AA-/Aa3	1,000,000	1,152,200
United Nations Development Corp., 5.00% due 7/1/2019 (One, Two and Three U.N. Plaza)	NR/A1	230,000	249,019
United Nations Development Corp., 5.00% due 7/1/2025 (One, Two and Three U.N. Plaza)	NR/A1	710,000	766,402
Utility Debt Securitization Authority, 5.00% due 12/15/2029 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,168,420
Utility Debt Securitization Authority, 5.00% due 12/15/2030 (Long Island Power Authority-Electric Service)	AAA/Aaa	1,000,000	1,164,220
West Seneca Central School District GO, 5.00% due 11/15/2023 (Facilities Improvements; Insured: BAM) (State Aid Withholding)	AA/A2	1,300,000	1,533,467

TOTAL INVESTMENTS — 98.20% (Cost $56,949,523)			$60,074,421
OTHER ASSETS LESS LIABILITIES — 1.80%			1,101,783

NET ASSETS — 100.00%			$61,176,204

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
BAM	Insured by Build America Mutual Insurance Co.
ETM	Escrowed to Maturity
GO	General Obligation
IDA	Industrial Development Authority
Natl-Re	Insured by National Public Finance Guarantee Corp.
SONYMA	State of New York Mortgage Authority

See notes to financial statements.

Semi-Annual Report    9

Statement of Assets and Liabilities

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $56,949,523) (Note 3)	$60,074,421
Cash	208,328
Receivable for investments sold	205,000
Receivable for fund shares sold	205,822
Interest receivable	881,195
Prepaid expenses and other assets	215

Total Assets	61,574,981

LIABILITIES
Payable for fund shares redeemed	301,972
Payable to investment advisor and other affiliates (Note 4)	33,526
Accounts payable and accrued expenses	43,335
Dividends payable	19,944

Total Liabilities	398,777

NET ASSETS	$61,176,204

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(16,847)
Net unrealized appreciation on investments	3,124,898
Accumulated net realized gain (loss)	(660,190)
Net capital paid in on shares of beneficial interest	58,728,343

$61,176,204

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($38,055,744 applicable to 2,940,422 shares of beneficial interest outstanding - Note 5)	$12.94
Maximum sales charge, 2.00% of offering price	0.26

Maximum offering price per share	$13.20

Class I Shares:
Net asset value, offering and redemption price per share ($23,120,460 applicable to 1,786,461 shares of beneficial interest outstanding - Note 5)	$12.94

See notes to financial statements.

10    Semi-Annual Report

Statement of Operations

Thornburg New York Intermediate Municipal Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income (net of premium amortized of $303,551)	$1,163,190

EXPENSES
Investment advisory fees (Note 4)	168,037
Administration fees (Note 4)
Class A Shares	25,921
Class I Shares	6,435
Distribution and service fees (Note 4)
Class A Shares	51,842
Transfer agent fees
Class A Shares	14,511
Class I Shares	13,066
Registration and filing fees
Class A Shares	83
Class I Shares	83
Custodian fees (Note 2)	14,745
Professional fees	21,099
Accounting fees (Note 4)	1,213
Trustee fees	1,546
Other expenses	9,402

Total Expenses	327,983
Less:
Expenses reimbursed by investment advisor (Note 4)	(36,585)

Net Expenses	291,398

Net Investment Income	871,792

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(167,322)
Net change in unrealized appreciation (depreciation) on investments	(2,506,644)

Net Realized and Unrealized Loss	(2,673,966)

Net Decrease in Net Assets Resulting from Operations	$(1,802,174)

See notes to financial statements.

Semi-Annual Report    11

Statements of Changes in Net Assets

Thornburg New York Intermediate Municipal Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$871,792	$1,815,241
Net realized gain (loss) on investments	(167,322)	(13,529)
Net unrealized appreciation (depreciation) on investments	(2,506,644)	1,336,245

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,802,174)	3,137,957

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(514,030)	(1,033,774)
Class I Shares	(357,762)	(781,467)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(5,402,332)	(5,647,817)
Class I Shares	(7,254,761)	745,159

Net Decrease in Net Assets	(15,331,059)	(3,579,942)

NET ASSETS
Beginning of Period	76,507,263	80,087,205

End of Period	$61,176,204	$76,507,263

Distribution in excess of net investment income	$(16,847)	$(16,847)

*	Unaudited.

See notes to financial statements.

12    Semi-Annual Report

Notes to Financial Statements

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income tax as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund will invest primarily in municipal obligations within the state of New York.

The Fund currently offers two classes of shares of beneficial interest: Class A and Institutional Class (“Class I”) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee and (ii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment

Semi-Annual Report    13

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$56,949,523

Gross unrealized appreciation on a tax basis	$3,200,025
Gross unrealized depreciation on a tax basis	(75,127)

Net unrealized appreciation (depreciation) on investments (tax basis)	$3,124,898

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $13,529. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $479,338, (of which $127,505 are short-term and $351,833 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carry-forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The

14    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Municipal Bonds	$60,074,421	$—	$60,074,421	$—

Total Investments in Securities	$60,074,421	$—	$60,074,421	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

Semi-Annual Report    15

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.500%
Next $500 million	0.450
Next $500 million	0.400
Next $500 million	0.350
Over $2 billion	0.275

The Fund’s effective management fee for the six months ended March 31, 2017 was 0.50% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $1,213 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $15 from the sale of Class A shares.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $20,401 for Class A shares and $16,184 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $1,026,217 in sales.

16    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	159,293	$2,061,617	249,737	$3,332,694
Shares issued to shareholders in reinvestment of dividends	30,622	397,347	60,467	808,135
Shares repurchased	(607,787)	(7,861,296)	(733,326)	(9,788,646)

Net increase (decrease)	(417,872)	$(5,402,332)	(423,122)	$(5,647,817)

Class I Shares
Shares sold	283,544	$3,673,274	602,854	$8,053,470
Shares issued to shareholders in reinvestment of dividends	27,270	353,999	58,096	776,695
Shares repurchased	(874,543)	(11,282,034)	(605,034)	(8,085,006)

Net increase (decrease)	(563,729)	$(7,254,761)	55,916	$745,159

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $1,317,732 and $11,275,426, respectively.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, diversification risk, and the risk of investing mainly in the obligations primarily originating in a single state. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    17

Financial Highlights

    Thornburg New York Intermediate Municipal Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.40	0.16	(0.46)	(0.30)	(0.16)	—	(0.16)	$12.94	2.48	(d)	0.99	(d)	0.99	(d)	1.09	(d)	(2.23)	2.05	$38,056
2016(c)	$13.18	0.29	0.22	0.51	(0.29)	—	(0.29)	$13.40	2.18		0.96		0.96		1.03		3.91	7.02	$45,009
2015(c)	$13.22	0.29	(0.04)	0.25	(0.29)	—	(0.29)	$13.18	2.16		0.98		0.98		1.05		1.87	7.72	$49,845
2014(c)	$12.93	0.30	0.29	0.59	(0.30)	—	(0.30)	$13.22	2.27		0.99		0.99		1.05		4.59	14.12	$54,301
2013(c)	$13.44	0.34	(0.51)	(0.17)	(0.34)	—	(0.34)	$12.93	2.54		0.99		0.99		1.05		(1.32)	11.31	$54,061
2012(c)	$12.93	0.37	0.51	0.88	(0.37)	—	(0.37)	$13.44	2.80		0.99		0.99		1.05		6.90	13.37	$55,862
CLASS I SHARES
2017(b)	$13.40	0.18	(0.46)	(0.28)	(0.18)	—	(0.18)	$12.94	2.78	(d)	0.67	(d)	0.67	(d)	0.79	(d)	(2.07)	2.05	$23,120
2016	$13.18	0.33	0.22	0.55	(0.33)	—	(0.33)	$13.40	2.51		0.63		0.63		0.72		4.25	7.02	$31,498
2015	$13.22	0.33	(0.04)	0.29	(0.33)	—	(0.33)	$13.18	2.47		0.67		0.67		0.76		2.19	7.72	$30,242
2014	$12.93	0.33	0.30	0.63	(0.34)	—	(0.34)	$13.22	2.57		0.67		0.67		0.73		4.93	14.12	$23,922
2013	$13.44	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)	$12.93	2.86		0.67		0.67		0.74		(1.00)	11.31	$7,060
2012	$12.92	0.41	0.52	0.93	(0.41)	—	(0.41)	$13.44	3.12		0.67		0.67		0.77		7.33	13.37	$4,707

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

18 Semi-Annual Report	Semi-Annual Report 19

Expense Example

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 31, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Class A Shares
Actual	$1,000.00	$977.74	$4.88
Hypothetical*	$1,000.00	$1,020.00	$4.99
Class I Shares
Actual	$1,000.00	$979.30	$3.30
Hypothetical*	$1,000.00	$1,021.60	$3.37

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; I: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20    Semi-Annual Report

Other Information

Thornburg New York Intermediate Municipal Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    21

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

22    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    23

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management® 800.847.0200	Thornburg Securities Corporation® 800.847.0200	TH1069

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2 | Semi-Annual Reports

2    Semi-Annual Reports

Semi-Annual Reports

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Low Duration Income Fund

March 31, 2017

LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861

LIMITED TERM INCOME FUND
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853

LOW DURATION INCOME FUND
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Investments in mortgage-backed securities (MBS) may bear additional risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Semi-Annual Reports    3

Letter to Shareholders

March 31, 2017 (Unaudited)

April 18, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, and Thornburg Low Duration Income Fund for the six months ended March 31, 2017. The net asset value (NAV) of a Class A share of Thornburg Limited Term U.S. Government Fund decreased by twenty-three cents in the period to $13.02, and if you were invested for the entire period, you received dividends of 9.17 cents per share. If you reinvested your dividends, you received 9.19 cents per share. The NAV of a Class A share of Thornburg Limited Term Income Fund decreased thirteen cents in the period to $13.38. If you were invested for the entire period, you received dividends of 11.89 cents per share. If you reinvested your dividends, you received 11.93 cents per share. The NAV of a Class A share of Thornburg Low Duration Income Fund decreased four cents to $12.42 per share. If you were invested for the entire period, you received dividends of 7.87 cents per share. If you reinvested your dividends, you received 7.89 cents per share. Dividends per share varied for other share classes to account for varying class-specific expenses.

Combining income and change in price, Class A shares of Thornburg Limited Term U.S. Government Fund produced a total return of negative 1.04% (without sales charge) over the six-month period. The Bloomberg Barclays Intermediate Government Bond Index produced a total return of negative 1.65% over the same period. Class A shares of Thornburg Limited Term Income Fund produced a total return of negative 0.08% (without sales charge) over the six months ended March 31, 2017. The Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index produced a negative 1.30% total return over the same time period. Class A shares of Thornburg Low Duration Income Fund produced a total return of 0.31% (without sales charge) over the six months ended March 31, 2017. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Index produced a 0.03% total return over the same time period.

Over the last six months, markets have continued to remind investors that low-probability events sometimes occur, and that the general consensus can be quite wrong. However, even if investors had foreseen a Trump victory, could anyone have effectively repositioned their portfolios to address the equally surprising reaction to it across domestic and global markets? Market gloom lasted only hours before President-elect Trump gave a conciliatory speech on election night, igniting market enthusiasm. Stocks rallied and bonds sold off as investors became confident Trump’s pro-growth policies would be implemented by the Republican-dominated legislative branch.

Despite yields having bottomed in July 2016, many investors’ portfolios were caught off guard as yields rose faster than most expected. The Funds, while not immune to the rise in rates during this time, ultimately outperformed their respective benchmarks. Why? We do not make large bets on singular events. We take a balanced risk approach; regardless of election outcome, we didn’t believe Treasury curve pricing compensated appropriately for risk (low real return, low/negative term premium in the U.S. 10-year Treasury, etc.).

After yields backed up post-election, we added a bit of duration to the portfolios via U.S. Treasuries and Treasury Inflation Protected Securities as the risk-reward tradeoff became more favorable. As can be expected, we remain consistent in our philosophy of taking on incremental risk only when we believe that risk offers proper compensation. Given the move in U.S. Treasuries, one might have expected that corporate spreads widened as well, leading to a broader opportunity set in which to deploy capital. This has not happened broadly and credit spreads continue to remain quite tight. Currently, we believe that current spread compensation per unit of risk has yet to become attractive en masse.

The market however, continues to appear yield hungry although skittish around rates, as the Federal Reserve (the Fed) hiked short-term rates in March 2017, bringing the current count to three hikes during this cycle with more expected during the second half of 2017. Most investors will agree that quantitative easing (QE) from central banks around the world has both depressed risk-free yields and compressed risk-asset spreads. What then, will be the ultimate result of the inevitable unwinding? The truth is no one knows, and while we believe it can be completed in an orderly fashion—that is to say, we are unlikely to repeat taper tantrums—we ultimately sit at low overall yields today. Said another way, if QE was a tailwind over the last few years, then negative QE should be a headwind going forward.

Risk markets have benefited from what some call the “Trump trade” (i.e., potential better business conditions due to lower and simpler taxes, reduced regulation, and more productive government spending). While we viewed markets’ reactions as a bit optimistic, there are reasons to be hopeful, especially with Republicans controlling the White House, Senate, and the House of Representatives. It’s too early, of course, to say that the market’s hope in policy-driven growth was misplaced, but the political environment remains notoriously difficult to navigate as evidenced by the failed repeal of the Affordable Care Act. And while sentiment and hard data had been strong to start the year, hard economic data appears to be weakening as of late. It is too early to tell if this weakness is just another bout of first quarter malaise, which seems to be an annual occurrence for the U.S. economy as of late, or a sign of deeper trouble to come. How the Fed responds and whether we

4    Semi-Annual Reports

Letter to Shareholders,

Continued	March 31, 2017 (Unaudited)

get positive and clear movement on the political front may ultimately determine the economy’s course in the short run. For now, uncertainty remains the order of the day, though markets certainly aren’t priced that way.

Remember, however, in deciding where to deploy capital, we attempt to discern how likely it is something will happen, what will happen, over what time period, and what the market is currently pricing in. While we clearly follow day-to-day developments when positioning the portfolios to meet their goals over time, we step back and consider the longer term and ultimately try to position the portfolio to perform well across market cycles.

In general, we remain disciplined and defensive regarding interest-rate and credit risk. Depending upon the mandate, we added modest exposure to relatively short-term investment grade floating-rate bonds. Where appropriate, given each portfolio’s guidelines, these additions came by way of various structures, including asset-backed securities and corporates—the common link being that, regardless of structure, they were backed by high-quality assets. But while neither interest rate nor credit risk is well compensated in the market today, we still are finding select opportunities to add interesting securities to the portfolios. For example, across the portfolios we added modest mortgage-backed securities exposure. In all instances these were high-quality short-term bonds. Additionally, they were structured to limit the potential range of pre-payment or extension risk outcomes, giving us confidence in their likely weighted average life. We also continue to take advantage of market pullbacks to add attractively priced risk assets to the market, though as suggested, these pullbacks have been fewer in number in recent months. Lastly, in keeping with the theme of defensive positioning, we ended the period with cash balances towards the higher end of their historical ranges, which we stand ready to deploy should opportunities present themselves.

We are pleased that Thornburg Limited Term U.S. Government Fund, I shares, was recognized by Lipper as the Best Short-Intermediate U.S. Government Fund for the three-year period as of 11/30/2016, among 25 funds. Lipper Fund Awards are granted annually to funds with the strongest risk-adjusted performance in their category (see page eight for additional information).

Thank you for your continued trust in us. We look forward to working hard to add value to your holdings.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
President, CEO, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Reports    5

Performance Summary

March 31, 2017 (Unaudited)

AVERAGE ANNUAL RETURNS

LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares (Incep: 11/16/87)
Without sales charge	-0.46%	0.96%	0.70%	2.70%	4.87%
With sales charge	-1.94%	0.46%	0.39%	2.54%	4.82%
C Shares (Incep: 9/1/94)
Without sales charge	-0.73%	0.68%	0.41%	2.42%	3.77%
With sales charge	-1.22%	0.68%	0.41%	2.42%	3.77%
I Shares (Incep: 7/5/96)	-0.13%	1.28%	1.02%	3.03%	4.25%
R3 Shares (Incep: 7/1/03)	-0.52%	0.89%	0.62%	2.64%	2.43%
R4 Shares (Incep: 2/1/14)	-0.53%	0.92%	—	—	0.82%
R5 Shares (Incep: 5/1/12)	-0.14%	1.26%	—	—	0.90%

LIMITED TERM INCOME FUND
A Shares (Incep: 10/1/92)
Without sales charge	2.08%	2.04%	2.52%	4.30%	5.02%
With sales charge	0.57%	1.54%	2.22%	4.14%	4.96%
C Shares (Incep: 9/1/94)
Without sales charge	1.87%	1.82%	2.29%	4.06%	4.71%
With sales charge	1.37%	1.82%	2.29%	4.06%	4.71%
I Shares (Incep: 7/5/96)	2.45%	2.41%	2.89%	4.66%	5.23%
R3 Shares (Incep: 7/1/03)	1.96%	1.93%	2.42%	4.24%	3.75%
R4 Shares (Incep: 2/1/14)	1.95%	1.93%	—	—	1.93%
R5 Shares (Incep: 5/1/12)	2.29%	2.28%	—	—	2.66%

LOW DURATION INCOME FUND
A Shares (Incep: 12/30/13)
Without sales charge	1.33%	1.07%	—	—	1.20%
With sales charge	-0.20%	0.56%	—	—	0.73%
I Shares (Incep: 12/30/13)	1.41%	1.23%	—	—	1.37%

30-DAY YIELDS

(with sales charge)

Thornburg Limited Term U.S. Government Fund, A Shares
Annualized Distribution Yield	1.75%
SEC Yield	1.58%

Thornburg Limited Term Income Fund, A Shares
Annualized Distribution Yield	1.75%
SEC Yield	1.65%

Thornburg Low Duration Income Fund, A Shares
Annualized Distribution Yield	1.43%
SEC Yield	1.37%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

*    CPI data is as of 3/31/17.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 1.50%. Class C shares include a 0.50% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, and Class R5 shares. As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: Limited Term U.S. Government Fund A shares, 0.91%; C shares, 1.20%; I shares, 0.57%; R3 shares, 1.30%; R4 shares, 2.71%; R5 shares, 2.05%; Limited Term Income Fund A shares, 0.86%; C shares, 1.08%; I shares, 0.50%; R3 shares, 1.10%; R4 shares, 1.97%; R5 shares, 0.72%; and Low Duration Income Fund A shares, 1.74%; I shares, 1.18%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: For Limited Term U.S. Government Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Limited Term Income Fund R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. Low Duration Income Fund A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Without the fee waivers and expense reimbursements, the Annualized Distribution yield for Low Duration Income Fund A shares would have been 0.27%, and the SEC yield would have been 0.22%.

6    Semi-Annual Reports

Glossary

March 31, 2017 (Unaudited)

The Bloomberg Barclays Intermediate Government Bond Index is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.

The Bloomberg Barclays Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.

The Bloomberg Barclays U.S. 1-3 Yr Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Asset-backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Floating-Rate Securities (Floater) – Debt instrument whose coupon rate adjusts with short-term interest rate changes.

Laddering – Laddering involves building a portfolio of bonds with staggered maturities so that a portion matures each year. Money that comes in from maturing bonds is typically invested in bonds with longer maturities at the far end of the portfolio.

Mortgage-backed Security – A type of asset-backed security that is secured by a mortgage or collection of mortgages. These securities must be grouped in one of the top two ratings as determined by a accredited credit rating agency and usually pay periodic payments that are similar to coupon payments. The mortgage must have originated from a regulated and authorized financial institution.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

Riskless (or risk-free) Interest Rate – The theoretical rate of return of an investment with zero risk. The risk-free rate represents the interest that an investor would expect from an absolutely risk-free investment over a given period of time. Though a truly risk-free asset exists only in theory, in practice most professionals and academics use short-dated government bonds, such as a three-month U.S. Treasury bill.

Term Premium – The excess yield that investors require to commit to holding a long-term bond instead of a series of shorter-term bonds.

TIPS (Treasury Inflation Protected Securities) – A U.S. Treasury note or bond that offers protection from the effects of inflation. Using the Consumer Price Index as a guide, the value of the principal is adjusted to reflect the effects of inflation. A fixed interest rate is paid semi-annually on the adjusted amount. At maturity, if inflation has increased the value of the principal, the investor receives the higher value. If deflation has decreased the value, the investor receives the original face amount of the security.

Treasuries – U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Semi-Annual Reports    7

Fund Summary

Thornburg Limited Term U.S. Government Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/ intermediate debt obligations at least 80% of which are issued by the U.S. Government, its agencies, or its instrumentalities, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	157

Effective Duration	2.7 Yrs

Average Maturity	3.7 Yrs

Lipper Best Short-Intermediate U.S. Government Fund (Class I Shares) 3-year period ended 11/30/16, among 25 funds.

Lipper Fund Awards are granted annually to the fund in each Lipper classification that consistently delivered the strongest risk-adjusted performance (calculated with dividends reinvested and without sales charge). Fund Classification Awards are given for three-year, five-year, and ten-year periods. Thornburg did not win the award for any other time period. Past performance does not guarantee future results. From Thomson Reuters Lipper Awards, © 2017 Thomson Reuters. All rights reserved. Used by permission and protected by the Copyright Laws of the United States. The printing, copying, redistribution or retransmission of this Content without express permission is prohibited.

TYPES OF HOLDINGS

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

8    Semi-Annual Reports

Schedule of Investments

Thornburg Limited Term U.S. Government Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 22.93%
United States Treasury Notes, 2.25%, 11/30/2017	$7,500,000	$7,561,202
United States Treasury Notes, 2.625%, 1/31/2018	6,700,000	6,786,838
United States Treasury Notes, 0.75%, 4/30/2018	4,750,000	4,731,631
United States Treasury Notes, 1.125%, 6/15/2018	4,000,000	3,999,672
United States Treasury Notes, 3.625%, 2/15/2020	1,000,000	1,060,430
United States Treasury Notes, 1.375%, 2/29/2020	2,500,000	2,490,586
United States Treasury Notes, 1.625%, 6/30/2020	4,000,000	4,003,406
United States Treasury Notes, 0.125%, 4/15/2021	2,970,818	3,002,579
United States Treasury Notes, 2.25%, 4/30/2021	6,000,000	6,105,328
United States Treasury Notes, 2.25%, 11/15/2024	1,500,000	1,496,250
United States Treasury Notes, 1.50%, 8/15/2026	1,500,000	1,388,121
United States Treasury Notes Inflationary Index, 0.125%, 4/15/2020	3,099,972	3,146,318
United States Treasury Notes Inflationary Index, 0.625%, 7/15/2021	2,693,125	2,793,597
United States Treasury Notes Inflationary Index, 0.125%, 7/15/2022	5,278,950	5,321,129
United States Treasury Notes Inflationary Index, 0.125%, 1/15/2023	2,629,650	2,628,799
United States Treasury Notes Inflationary Index, 0.375%, 7/15/2025	5,887,023	5,901,334
United States Treasury Notes Inflationary Index, 0.625%, 1/15/2026	3,218,702	3,276,955
United States Treasury Notes Inflationary Index, 0.125%, 7/15/2026	1,519,350	1,482,469

TOTAL U.S. TREASURY SECURITIES (Cost $66,946,031)		67,176,644

U.S. GOVERNMENT AGENCIES — 19.71%
Federal Home Loan Bank, 5.00%, 12/8/2017	3,000,000	3,079,471
Federal Home Loan Mtg Corp., 4.875%, 6/13/2018	3,000,000	3,134,046
Federal National Mtg Assoc., 1.875%, 12/28/2020	2,000,000	2,010,443
HNA Group 2015 LLC, (Guaranty: Export-Import Bank of the United States), 2.291%, 6/30/2027	2,659,689	2,620,591
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06%, 1/15/2022	426,402	428,556
New Valley Generation I, Tennessee Valley Authority, 7.299%, 3/15/2019	845,228	887,840
[a] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.373%, 4/15/2025	2,887,500	2,849,700
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70%, 12/20/2022	3,135,000	3,087,533
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46%, 12/15/2025	2,250,000	2,249,924
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45%, 9/15/2017	3,000,000	3,058,962
[a] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512%, 1/15/2026	3,150,000	3,155,828
[a] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06%, 1/15/2026	3,150,000	3,095,187
[a] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87%, 1/15/2026	2,131,579	2,077,239
Small Business Administration Participation Certificates, Series 2001-20D Class 1, 6.35%, 4/1/2021	549,812	582,807
Small Business Administration Participation Certificates, Series 2001-20F Class 1, 6.44%, 6/1/2021	408,453	434,006
Small Business Administration Participation Certificates, Series 2002-20A Class 1, 6.14%, 1/1/2022	280,063	299,787
Small Business Administration Participation Certificates, Series 2002-20K Class 1, 5.08%, 11/1/2022	275,809	291,480
Small Business Administration Participation Certificates, Series 2005-20H Class 1, 5.11%, 8/1/2025	219,052	232,605
Small Business Administration Participation Certificates, Series 2007-20D Class 1, 5.32%, 4/1/2027	642,750	693,076
Small Business Administration Participation Certificates, Series 2007-20F Class 1, 5.71%, 6/1/2027	367,976	399,386
Small Business Administration Participation Certificates, Series 2007-20I Class 1, 5.56%, 9/1/2027	1,137,517	1,228,006
Small Business Administration Participation Certificates, Series 2007-20K Class 1, 5.51%, 11/1/2027	783,808	846,045
Small Business Administration Participation Certificates, Series 2008-20G Class 1, 5.87%, 7/1/2028	1,876,554	2,075,136
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74%, 7/1/2031	2,041,873	2,135,673
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87%, 11/1/2031	2,470,201	2,502,229
Small Business Administration Participation Certificates, Series 2015-20G Class 1, 2.88%, 7/1/2035	2,287,052	2,307,989
Small Business Administration Participation Certificates, Series 2015-20I Class 1, 2.82%, 9/1/2035	2,537,553	2,550,869
Ulani MSN 35940 LLC, (Guaranty: Export-Import Bank of the United States), 2.227%, 5/16/2025	3,437,500	3,410,117
Union 13 Leasing LLC, (Guaranty: Export-Import Bank of the United States), 1.87%, 6/28/2024	1,896,653	1,861,156
[a] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.583%, 6/26/2024	4,195,897	4,134,498

TOTAL U.S. GOVERNMENT AGENCIES (Cost $57,588,954)		57,720,185

MORTGAGE BACKED — 50.54%
Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.489%, 11/25/2022	3,141,615	3,143,231
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50%, 7/25/2046	2,319,253	2,241,952
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC02 Class 2A, 3.50%, 10/25/2046	1,884,555	1,911,151
Federal Home Loan Mtg Corp., CMO Series 1321 Class TE, 7.00%, 8/15/2022	122,174	130,389
Federal Home Loan Mtg Corp., CMO Series 2527 Class BP, 5.00%, 11/15/2017	35,647	35,938
Federal Home Loan Mtg Corp., CMO Series 2529 Class MB, 5.00%, 11/15/2017	34,839	35,160
Federal Home Loan Mtg Corp., CMO Series 2553 Class GB, 5.00%, 1/15/2018	32,099	32,401
Federal Home Loan Mtg Corp., CMO Series 2558 Class BD, 5.00%, 1/15/2018	156,735	158,284
Federal Home Loan Mtg Corp., CMO Series 2622 Class PE, 4.50%, 5/15/2018	100,560	101,747
Federal Home Loan Mtg Corp., CMO Series 2641 Class WE, 4.50%, 1/15/2033	29,572	29,962

Semi-Annual Reports    9

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal Home Loan Mtg Corp., CMO Series 2649 Class QH, 4.50%, 7/15/2018	$56,123	$56,979
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00%, 6/15/2019	18,221	18,610
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50%, 7/15/2019	219,385	221,534
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50%, 3/15/2022	616,236	635,319
Federal Home Loan Mtg Corp., CMO Series 3640 Class EL, 4.00%, 3/15/2020	410,022	419,068
Federal Home Loan Mtg Corp., CMO Series 3704 Class DC, 4.00%, 11/15/2036	503,299	529,303
Federal Home Loan Mtg Corp., CMO Series 3867 Class VA, 4.50%, 3/15/2024	1,758,053	1,882,030
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00%, 4/15/2041	945,995	940,052
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50%, 8/15/2023	2,162,891	2,244,022
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75%, 5/15/2039	2,046,919	1,977,645
Federal Home Loan Mtg Corp., CMO Series 4105 Class FG, 1.312%, 9/15/2042	2,055,251	2,059,674
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50%, 10/15/2027	2,485,512	2,407,725
Federal Home Loan Mtg Corp., CMO Series 4120 Class UE, 2.00%, 10/15/2027	2,558,324	2,515,872
Federal Home Loan Mtg Corp., CMO Series K018 Class A1, 1.781%, 10/25/2020	1,184,070	1,183,844
Federal Home Loan Mtg Corp., CMO Series K035 Class A1, 2.615%, 3/25/2023	2,861,997	2,900,229
Federal Home Loan Mtg Corp., CMO Series K037 Class A1, 2.592%, 4/25/2023	1,600,802	1,620,711
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604%, 10/25/2023	4,955,141	5,018,006
Federal Home Loan Mtg Corp., CMO Series K042 Class A1, 2.267%, 6/25/2024	2,173,499	2,169,235
Federal Home Loan Mtg Corp., CMO Series K709 Class A2, 2.086%, 3/25/2019	3,000,000	3,017,437
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413%, 8/25/2047	1,445,442	1,462,982
Federal Home Loan Mtg Corp., CMO Series KF15 Class A, 1.449%, 2/25/2023	2,675,446	2,677,588
Federal Home Loan Mtg Corp., CMO Series KLH1 Class A, 1.489%, 11/25/2022	2,000,000	2,001,166
Federal Home Loan Mtg Corp., CMO Series KP02 Class A2, 2.355%, 4/25/2021	3,000,000	3,010,916
Federal Home Loan Mtg Corp., CMO Series KS03 Class A2, 2.79%, 6/25/2022	2,500,000	2,513,290
Federal Home Loan Mtg Corp., CMO Series SC02 Class 2A, 3.50%, 9/25/2045	1,902,107	1,904,686
Federal Home Loan Mtg Corp., Pool AK6768, 3.00%, 3/1/2027	1,917,551	1,977,025
Federal Home Loan Mtg Corp., Pool B14155, 3.50%, 5/1/2019	108,595	113,164
Federal Home Loan Mtg Corp., Pool D98887, 3.50%, 1/1/2032	1,082,591	1,130,673
Federal Home Loan Mtg Corp., Pool E96575, 4.50%, 6/1/2018	97,483	99,558
Federal Home Loan Mtg Corp., Pool G12079, 4.50%, 4/1/2019	158,441	162,128
Federal Home Loan Mtg Corp., Pool G12140, 4.00%, 2/1/2020	45,685	47,225
Federal Home Loan Mtg Corp., Pool G13804, 5.00%, 3/1/2025	457,187	488,297
Federal Home Loan Mtg Corp., Pool G18435, 2.50%, 5/1/2027	2,416,232	2,453,892
Federal Home Loan Mtg Corp., Pool J11371, 4.50%, 12/1/2024	456,555	484,700
Federal Home Loan Mtg Corp., Pool J13583, 3.50%, 11/1/2025	797,242	832,277
Federal Home Loan Mtg Corp., Pool J14888, 3.50%, 4/1/2026	857,979	895,951
Federal Home Loan Mtg Corp., Pool T61943, 3.50%, 8/1/2045	907,892	922,255
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50%, 10/15/2023	1,895,535	1,967,318
Federal National Mtg Assoc., CMO Series 1993-32 Class H, 6.00%, 3/25/2023	14,963	15,957
Federal National Mtg Assoc., CMO Series 2003-15 Class CY, 5.00%, 3/25/2018	25,748	25,989
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00%, 2/25/2018	66,307	67,006
Federal National Mtg Assoc., CMO Series 2003-9 Class DB, 5.00%, 2/25/2018	30,786	31,083
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.876%, 3/25/2039	433,694	373,905
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00%, 7/25/2024	145,323	148,142
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50%, 8/25/2019	50,112	50,773
Federal National Mtg Assoc., CMO Series 2009-78 Class A, 4.50%, 8/25/2019	79,994	81,210
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00%, 12/25/2022	226,433	226,361
Federal National Mtg Assoc., CMO Series 2011-110 Class JV, 4.00%, 1/25/2023	500,948	502,008
Federal National Mtg Assoc., CMO Series 2011-124 Class QA, 2.00%, 12/25/2041	474,711	473,747
Federal National Mtg Assoc., CMO Series 2011-45 Class VA, 4.00%, 3/25/2024	2,406,713	2,491,791
Federal National Mtg Assoc., CMO Series 2011-63 Class MV, 3.50%, 7/25/2024	2,444,696	2,508,301
Federal National Mtg Assoc., CMO Series 2011-70 Class CA, 3.00%, 8/25/2026	4,401,251	4,373,029
Federal National Mtg Assoc., CMO Series 2011-72 Class KV, 3.50%, 11/25/2022	1,298,088	1,322,823
Federal National Mtg Assoc., CMO Series 2012-20 Class VT, 3.50%, 3/25/2025	3,301,882	3,438,208
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00%, 6/25/2023	2,416,360	2,508,462
Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 1.282%, 1/25/2043	3,268,298	3,249,196
Federal National Mtg Assoc., CMO Series 2013-92 Class FA, 1.532%, 9/25/2043	2,299,582	2,305,254
Federal National Mtg Assoc., CMO Series 2015-AB5 Class A10, 3.15%, 9/25/2035	2,453,969	2,453,233
Federal National Mtg Assoc., Pool 044003, 8.00%, 6/1/2017	6	6
Federal National Mtg Assoc., Pool 252648, 6.50%, 5/1/2022	22,807	24,641
Federal National Mtg Assoc., Pool 342947, 7.25%, 4/1/2024	54,451	60,381
Federal National Mtg Assoc., Pool 443909, 6.50%, 9/1/2018	5,533	5,685
Federal National Mtg Assoc., Pool 555207, 7.00%, 11/1/2017	385	389
Federal National Mtg Assoc., Pool 726308, 4.00%, 7/1/2018	68,535	70,845
Federal National Mtg Assoc., Pool 889906, 4.00%, 7/1/2023	169,980	178,112
Federal National Mtg Assoc., Pool 895572, 3.07%, 6/1/2036	265,969	282,035
Federal National Mtg Assoc., Pool 930986, 4.50%, 4/1/2019	167,723	171,491

10    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term U.S. Government Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Federal National Mtg Assoc., Pool AA2870, 4.00%, 3/1/2024	$447,598	$470,372
Federal National Mtg Assoc., Pool AB7997, 2.50%, 2/1/2023	832,379	842,361
Federal National Mtg Assoc., Pool AB8447, 2.50%, 2/1/2028	2,027,714	2,052,031
Federal National Mtg Assoc., Pool AD8191, 4.00%, 9/1/2025	737,453	777,178
Federal National Mtg Assoc., Pool AE0704, 4.00%, 1/1/2026	2,860,103	3,016,850
Federal National Mtg Assoc., Pool AH3487, 3.50%, 2/1/2026	3,180,600	3,318,633
Federal National Mtg Assoc., Pool AJ1752, 3.50%, 9/1/2026	2,102,420	2,193,662
Federal National Mtg Assoc., Pool AK6518, 3.00%, 3/1/2027	1,881,430	1,939,196
Federal National Mtg Assoc., Pool AU2669, 2.50%, 10/1/2028	2,044,865	2,071,624
Federal National Mtg Assoc., Pool MA0045, 4.00%, 4/1/2019	108,080	111,723
Federal National Mtg Assoc., Pool MA0071, 4.50%, 5/1/2019	86,038	87,971
Federal National Mtg Assoc., Pool MA0125, 4.50%, 7/1/2019	71,846	73,466
Federal National Mtg Assoc., Pool MA0380, 4.00%, 4/1/2020	202,442	209,266
Federal National Mtg Assoc., Pool MA1582, 3.50%, 9/1/2043	4,745,586	4,856,996
Federal National Mtg Assoc., Pool MA1585, 2.00%, 9/1/2023	2,027,094	2,038,734
Federal National Mtg Assoc., Pool MA1625, 3.00%, 10/1/2023	2,193,914	2,261,960
Federal National Mtg Assoc., Pool MA2322, 2.50%, 7/1/2025	1,767,901	1,791,312
Federal National Mtg Assoc., Pool MA2353, 3.00%, 8/1/2035	2,673,088	2,718,301
Federal National Mtg Assoc., Pool MA2480, 4.00%, 12/1/2035	2,879,646	3,055,349
Federal National Mtg Assoc., Pool MA2499, 2.50%, 1/1/2026	2,853,200	2,892,766
Federal National Mtg Assoc., Pool MA2612, 2.50%, 5/1/2026	1,979,917	2,007,373
Government National Mtg Assoc., CMO Series 2010-160 Class VY, 4.50%, 1/20/2022	495,040	522,837
Government National Mtg Assoc., Pool 003550, 5.00%, 5/20/2019	85,154	87,515
Government National Mtg Assoc., Pool 714631, 5.722%, 10/20/2059	306,892	311,842
Government National Mtg Assoc., Pool 721652, 5.057%, 5/20/2061	2,263,906	2,350,296
Government National Mtg Assoc., Pool 751388, 5.305%, 1/20/2061	2,022,719	2,141,375
Government National Mtg Assoc., Pool 751392, 5.00%, 2/20/2061	4,505,099	4,859,017
Government National Mtg Assoc., Pool 757313, 4.30%, 12/20/2060	2,347,713	2,387,995
Government National Mtg Assoc., Pool 894205, 2.125%, 8/20/2039	359,725	370,201
Government National Mtg Assoc., Pool MA0100, 2.50%, 5/20/2042	1,165,052	1,193,241
Government National Mtg Assoc., Pool MA0907, 2.00%, 4/20/2028	2,855,002	2,787,865

TOTAL MORTGAGE BACKED (Cost $148,960,696)		148,021,972

SHORT TERM INVESTMENTS — 6.52%
Bank of New York Tri-Party Repurchase Agreement 1.03% dated 3/31/2017 due 4/3/2017, repurchase price $14,001,202 collateralized by 18 U.S. Government debt securities, having an average coupon of 2.71%, a minimum credit rating of BBB-, maturity dates from 3/25/2019 to 2/20/2047, and having an aggregate market value of $14,253,827 at 3/31/2017	14,000,000	14,000,000
Federal Home Loan Discount Note, 0.30%, 4/3/2017	5,100,000	5,099,915

TOTAL SHORT TERM INVESTMENTS (Cost $19,099,915)		19,099,915

TOTAL INVESTMENTS — 99.70% (Cost $292,595,596)		$292,018,716
OTHER ASSETS LESS LIABILITIES — 0.30%		870,078

NET ASSETS — 100.00%		$292,888,794

Footnote Legend

a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
VA	Veterans Affairs

See notes to financial statements.

Semi-Annual Reports    11

Fund Summary

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary objective is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

This Fund is a laddered portfolio primarily composed of short/intermediate debt obligations which are investment grade or judged by the advisor to be of equivalent quality, with a dollar-weighted average maturity of normally less than five years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	596

Effective Duration	2.6 Yrs

Average Maturity	3.6 Yrs

SECURITY CREDIT RATINGS

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs).

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objectives.

All data is subject to change. Charts may not add up to 100% due to rounding.

12    Semi-Annual Reports

Schedule of Investments

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 6.50%
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	$14,900,000	$14,902,445
United States Treasury Notes, 0.875% due 7/15/2017	NR/Aaa	36,500,000	36,505,417
United States Treasury Notes, 0.75% due 4/30/2018	NR/Aaa	6,875,000	6,848,413
United States Treasury Notes, 1.625% due 3/31/2019	NR/Aaa	15,000,000	15,106,171
United States Treasury Notes, 1.50% due 5/31/2019	NR/Aaa	10,000,000	10,042,969
United States Treasury Notes, 2.75% due 11/15/2023	NR/Aaa	5,500,000	5,694,778
United States Treasury Notes, 2.25% due 11/15/2024	NR/Aaa	41,780,000	41,675,550
United States Treasury Notes, 2.00% due 8/15/2025	NR/Aaa	17,500,000	17,040,898
United States Treasury Notes, 1.625% due 2/15/2026	NR/Aaa	25,200,000	23,695,285
United States Treasury Notes, 1.50% due 8/15/2026	NR/Aaa	58,000,000	53,674,018
United States Treasury Notes, 2.00% due 11/15/2026	NR/Aaa	22,633,000	21,864,363
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	17,167,003	17,423,657
United States Treasury Notes Inflationary Index, 0.25% due 1/15/2025	NR/Aaa	5,637,940	5,589,821
United States Treasury Notes Inflationary Index, 0.125% due 7/15/2026	NR/Aaa	45,492,378	44,388,091

TOTAL U.S. TREASURY SECURITIES (Cost $318,199,309)			314,451,876

U.S. GOVERNMENT AGENCIES — 4.80%
Alex Alpha, LLC, (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	NR/NR	3,260,869	3,173,129
Altitude Investments 12, LLC, (Guaranty: Export-Import Bank of the United States), 2.454% due 12/9/2025	NR/NR	5,301,473	5,297,365
[a] CoBank, ACB Floating Rate Note, (Federal Farm Credit Banks), 1.731% due 6/15/2022	A-/NR	27,800,000	26,837,342
[b] Durrah MSN 35603, (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	NR/NR	10,296,274	10,007,762
DY8 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 2.627% due 4/29/2026	NR/NR	3,950,521	3,976,871
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	4,083,811	4,059,986
[b] Gate Capital Cayman One Ltd., (Guaranty: Export-Import Bank of the United States), 1.839% due 3/27/2021	NR/NR	6,615,423	6,579,085
Helios Leasing I, LLC, (Guaranty: Export-Import Bank of the United States), 1.562% due 9/28/2024	NR/NR	3,887,684	3,758,057
[b] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	1,720,000	1,708,349
Mortgage-Linked Amortizing Notes, Series 2012-1 Class A10, 2.06% due 1/15/2022	AA+/NR	586,303	589,264
[b] MSN 41079 and 41084 Ltd., (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	NR/NR	7,808,299	7,620,111
[b] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.373% due 4/15/2025	NR/NR	8,547,000	8,435,111
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	6,240,000	6,145,520
[b] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 2.46% due 12/15/2025	NR/NR	6,750,000	6,749,770
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 5.45% due 9/15/2017	NR/Aaa	3,000,000	3,058,962
Private Export Funding Corp., (Guaranty: Export-Import Bank of the United States), 3.55% due 1/15/2024	NR/Aaa	10,000,000	10,651,170
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.512% due 1/15/2026	NR/NR	5,850,000	5,860,822
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 2.06% due 1/15/2026	NR/NR	1,350,000	1,326,509
[b] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	NR/NR	6,461,053	6,296,341
Sandalwood 2013, LLC, (Guaranty: Export-Import Bank of the United States), 2.821% due 2/12/2026	NR/NR	5,443,357	5,524,594
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	NR/NR	3,866,697	3,773,259
Santa Rosa Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.472% due 11/3/2024	NR/NR	10,683,427	10,311,591
Small Business Administration Participation Certificates, Series 2001-20J Class 1, 5.76% due 10/1/2021	NR/NR	201,599	212,693
Small Business Administration Participation Certificates, Series 2008-20D Class 1, 5.37% due 4/1/2028	NR/NR	1,118,558	1,211,096
Small Business Administration Participation Certificates, Series 2009-20E Class 1, 4.43% due 5/1/2029	NR/NR	1,041,196	1,104,026
Small Business Administration Participation Certificates, Series 2009-20K Class 1, 4.09% due 11/1/2029	NR/NR	6,060,771	6,410,491
Small Business Administration Participation Certificates, Series 2011-20E Class 1, 3.79% due 5/1/2031	NR/NR	7,772,340	8,135,509
Small Business Administration Participation Certificates, Series 2011-20F Class 1, 3.67% due 6/1/2031	NR/NR	1,222,166	1,274,603
Small Business Administration Participation Certificates, Series 2011-20G Class 1, 3.74% due 7/1/2031	NR/NR	8,167,491	8,542,693
Small Business Administration Participation Certificates, Series 2011-20I Class 1, 2.85% due 9/1/2031	NR/NR	11,425,343	11,568,142
Small Business Administration Participation Certificates, Series 2011-20K Class 1, 2.87% due 11/1/2031	NR/NR	9,615,257	9,739,928
Small Business Administration Participation Certificates, Series 2012-20D Class 1, 2.67% due 4/1/2032	NR/NR	9,736,131	9,736,329
Small Business Administration Participation Certificates, Series 2012-20J Class 1, 2.18% due 10/1/2032	NR/NR	7,510,460	7,370,288
Small Business Administration Participation Certificates, Series 2012-20K Class 1, 2.09% due 11/1/2032	NR/NR	4,736,344	4,614,168
[a,c] U.S. Department of Transportation, 6.001% due 12/7/2021	NR/NR	3,000,000	3,360,000
Union 13 Leasing, LLC, (Guaranty: Export-Import Bank of the United States), 1.682% due 12/19/2024	NR/NR	10,015,338	9,730,302
[b] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.583% due 6/26/2024	NR/NR	7,418,601	7,310,045

TOTAL U.S. GOVERNMENT AGENCIES (Cost $234,470,494)			232,061,283

OTHER GOVERNMENT — 1.30%
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.004% due 9/18/2024	NR/NR	7,491,146	7,377,184
[a,b] Carpintero Finance Ltd., (Guaranty: Export Credits Guarantee Department of the United Kingdom), 2.581% due 11/11/2024	NR/NR	10,616,111	10,681,612
[a,b] Government of Bermuda, 5.603% due 7/20/2020	A+/A2	3,000,000	3,273,750
[a,b] Government of Bermuda, 4.138% due 1/3/2023	A+/A2	4,000,000	4,106,540

Semi-Annual Reports    13

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a,b] Khadrawy Ltd., (Guaranty: Export Credit Guarantee Department of the United Kingdom), 2.471% due 3/31/2025	NR/NR	$5,089,076	$5,043,275
[a,b] Korea National Oil Corp., 2.75% due 1/23/2019	AA/Aa2	5,000,000	5,047,135
[b] North American Development Bank, 4.375% due 2/11/2020	NR/Aa1	15,500,000	16,447,794
[a,b] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.43% due 9/11/2019	NR/NR	11,150,000	11,077,179

TOTAL OTHER GOVERNMENT (Cost $62,752,771)			63,054,469

MORTGAGE BACKED — 4.80%
Federal Home Loan Mtg Corp. Multi-Family Structured Pass Through, Series KLH3 Class A Floating Rate Note, 1.489% due 11/25/2022	NR/NR	18,456,989	18,466,482
Federal Home Loan Mtg Corp. Whole Loan Securities, Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	NR/NR	8,890,470	8,594,151
Federal Home Loan Mtg Corp., CMO Interest Only Series K008 Class X1, 1.618% due 6/25/2020	NR/NR	35,424,408	1,364,662
Federal Home Loan Mtg Corp., CMO Interest Only Series K710 Class X1, 1.757% due 5/25/2019	NR/NR	46,209,825	1,345,884
Federal Home Loan Mtg Corp., CMO Series 2528 Class HN, 5.00% due 11/15/2017	NR/NR	20,720	20,928
Federal Home Loan Mtg Corp., CMO Series 2627 Class GY, 4.50% due 6/15/2018	NR/NR	205,273	207,826
Federal Home Loan Mtg Corp., CMO Series 2628 Class AB, 4.50% due 6/15/2018	NR/NR	50,453	51,155
Federal Home Loan Mtg Corp., CMO Series 2682 Class JG, 4.50% due 10/15/2023	NR/NR	616,256	640,670
Federal Home Loan Mtg Corp., CMO Series 2814 Class GB, 5.00% due 6/15/2019	NR/NR	18,221	18,610
Federal Home Loan Mtg Corp., CMO Series 2827 Class BU, 3.50% due 7/15/2019	NR/NR	263,262	265,840
Federal Home Loan Mtg Corp., CMO Series 3195 Class PD, 6.50% due 7/15/2036	NR/NR	935,366	1,023,404
Federal Home Loan Mtg Corp., CMO Series 3291 Class BY, 4.50% due 3/15/2022	NR/NR	821,648	847,092
Federal Home Loan Mtg Corp., CMO Series 3504 Class PC, 4.00% due 1/15/2039	NR/NR	75,430	77,284
Federal Home Loan Mtg Corp., CMO Series 3919 Class VB, 4.00% due 8/15/2024	NR/NR	3,808,862	4,035,983
Federal Home Loan Mtg Corp., CMO Series 3922 Class PQ, 2.00% due 4/15/2041	NR/NR	1,418,993	1,410,077
Federal Home Loan Mtg Corp., CMO Series 4050 Class MV, 3.50% due 8/15/2023	NR/NR	2,471,169	2,563,864
Federal Home Loan Mtg Corp., CMO Series 4079 Class WV, 3.50% due 3/15/2027	NR/NR	2,787,887	2,873,779
Federal Home Loan Mtg Corp., CMO Series 4097 Class TE, 1.75% due 5/15/2039	NR/NR	6,140,757	5,932,934
Federal Home Loan Mtg Corp., CMO Series 4120 Class TC, 1.50% due 10/15/2027	NR/NR	3,227,458	3,126,451
Federal Home Loan Mtg Corp., CMO Series K038 Class A1, 2.604% due 10/25/2023	NR/NR	11,561,996	11,708,680
Federal Home Loan Mtg Corp., CMO Series K039 Class A1, 2.683% due 12/25/2023	NR/NR	5,852,695	5,942,114
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	4,444,733	4,498,670
Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	7,605,000	7,617,735
Federal Home Loan Mtg Corp., Pool D98887, 3.50% due 1/1/2032	NR/NR	3,623,968	3,784,923
Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	NR/NR	3,564,037	3,619,586
Federal Home Loan Mtg Corp., Pool J17504, 3.00% due 12/1/2026	NR/NR	1,961,197	2,021,412
Federal Home Loan Mtg Corp., REMIC Series 3838 Class GV, 4.00% due 3/15/2024	NR/NR	7,362,095	7,751,368
Federal Home Loan Mtg Corp., REMIC Series 4072 Class VA, 3.50% due 10/15/2023	NR/NR	1,907,428	1,979,662
[c] Federal Home Loan Mtg Corp., Series 2017-SCO1 Class 1A, 3.00% due 12/25/2046	NR/NR	27,000,000	26,067,658
Federal National Mtg Assoc., CMO Series 2003-4 Class PE, 5.00% due 2/25/2018	NR/NR	66,820	67,523
Federal National Mtg Assoc., CMO Series 2003-74 Class KN, 4.50% due 8/25/2018	NR/NR	36,486	36,884
Federal National Mtg Assoc., CMO Series 2005-48 Class AR, 5.50% due 2/25/2035	NR/NR	197,667	204,972
Federal National Mtg Assoc., CMO Series 2007-42 Class PA, 5.50% due 4/25/2037	NR/NR	332,361	351,135
Federal National Mtg Assoc., CMO Series 2009-17 Class AH, 0.876% due 3/25/2039	NR/NR	722,824	623,175
Federal National Mtg Assoc., CMO Series 2009-5 Class A, 4.50% due 12/25/2023	NR/NR	266,131	269,450
Federal National Mtg Assoc., CMO Series 2009-52 Class AJ, 4.00% due 7/25/2024	NR/NR	242,205	246,904
Federal National Mtg Assoc., CMO Series 2009-70 Class NK, 4.50% due 8/25/2019	NR/NR	125,280	126,931
Federal National Mtg Assoc., CMO Series 2011-103 Class VA, 4.00% due 12/25/2022	NR/NR	224,319	224,248
Federal National Mtg Assoc., CMO Series 2011-15 Class VA, 4.00% due 4/25/2022	NR/NR	1,010,800	1,034,915
Federal National Mtg Assoc., CMO Series 2012-129 Class LA, 3.50% due 12/25/2042	NR/NR	8,483,192	8,634,634
Federal National Mtg Assoc., CMO Series 2012-36 Class CV, 4.00% due 6/25/2023	NR/NR	2,204,324	2,288,345
Federal National Mtg Assoc., CMO Series 2013-81 Class FW Floating Rate Note, 1.282% due 1/25/2043	NR/NR	11,875,258	11,805,853
Federal National Mtg Assoc., Pool 357384, 4.50% due 5/1/2018	NR/NR	24,617	24,944
Federal National Mtg Assoc., Pool 897936, 5.50% due 8/1/2021	NR/NR	393,230	415,780
Federal National Mtg Assoc., Pool AB7997, 2.50% due 2/1/2023	NR/NR	4,531,647	4,585,991
Federal National Mtg Assoc., Pool AE0704, 4.00% due 1/1/2026	NR/NR	7,439,063	7,846,758
Federal National Mtg Assoc., Pool AK6518, 3.00% due 3/1/2027	NR/NR	2,624,355	2,704,931
[d] Federal National Mtg Assoc., Pool AL9612, 3.50% due 11/1/2043	NR/NR	9,620,324	9,900,291
Federal National Mtg Assoc., Pool MA1278, 2.50% due 12/1/2022	NR/NR	5,991,367	6,065,580
Federal National Mtg Assoc., Pool MA1585, 2.00% due 9/1/2023	NR/NR	7,677,618	7,721,704
Federal National Mtg Assoc., Pool MA1691, 3.00% due 12/1/2023	NR/NR	6,675,575	6,882,622
Federal National Mtg Assoc., Pool MA2612, 2.50% due 5/1/2026	NR/NR	19,245,109	19,511,985
Government National Mtg Assoc., CMO Series 2009-68 Class DP, 4.50% due 11/16/2038	NR/NR	346,640	363,098
Government National Mtg Assoc., Pool 714631, 5.722% due 10/20/2059	NR/NR	828,610	841,972
Government National Mtg Assoc., Pool 721652, 5.057% due 5/20/2061	NR/NR	3,300,672	3,426,625
Government National Mtg Assoc., Pool 731491, 5.158% due 12/20/2060	NR/NR	2,601,855	2,741,840
Government National Mtg Assoc., Pool 751388, 5.305% due 1/20/2061	NR/NR	3,178,559	3,365,018
Government National Mtg Assoc., Pool 783299, 4.50% due 2/15/2022	NR/NR	774,775	792,804

14    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Government National Mtg Assoc., Pool 827148, 2.00% due 2/20/2024	NR/NR	$17,484	$17,770
Government National Mtg Assoc., Pool MA0100, 2.50% due 5/20/2042	NR/NR	1,176,820	1,205,294

TOTAL MORTGAGE BACKED (Cost $233,670,678)			232,188,860

ASSET BACKED SECURITIES — 22.24%
ADVANCE RECEIVABLES — 1.00%
[a] New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	AAA/NR	22,700,000	22,458,813
[a] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	NR/NR	13,875,000	13,896,281
[a] SPS Servicer Advance Receivables Trust, Series 2016-T1 Class AT1, 2.53% due 11/16/2048	AAA/NR	12,000,000	11,960,762

			48,315,856

AUTO RECEIVABLES — 3.47%
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	10,200,000	10,227,485
[a] Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A Class A, 2.63% due 12/20/2021	NR/Aaa	6,000,000	6,005,135
Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	3,123,670	3,123,262
[a] Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	13,256,791	13,265,930
[a] Chrysler Capital Auto Receivables Trust, Series 2013-BA Class A4, 1.27% due 3/15/2019	AAA/Aaa	3,657,644	3,657,523
[a] Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	AA/Aa1	8,875,000	8,891,246
[a] Enterprise Fleet Financing, LLC, Series 2017-1 Class A2, 2.13% due 7/20/2022	AAA/NR	6,000,000	6,006,739
[a] Exeter Automobile Receivables Trust, Series 2015-1A Class B, 2.84% due 3/16/2020	AA-/NR	14,250,000	14,317,133
Ford Credit Auto Owner Trust, Series 2013-C Class A4, 1.25% due 10/15/2018	AAA/NR	311,755	311,748
[a] Ford Credit Auto Owner Trust, Series 2014-2 Class A, 2.31% due 4/15/2026	NR/Aaa	18,000,000	18,157,075
[a] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	9,900,000	9,925,195
[a] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	12,978,681	13,028,440
[a] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	13,400,000	13,405,523
[a] Hertz Vehicle Financing, LLC, Series 2013-1A Class A2, 1.83% due 8/25/2019	NR/Aaa	10,400,000	10,367,179
[a] Hertz Vehicle Financing, LLC, Series 2015-2A Class A, 2.02% due 9/25/2019	NR/Aaa	15,000,000	14,915,610
Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B Floating Rate Note, 1.212% due 4/15/2019	NR/Aaa	9,545,526	9,556,926
[a] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	5,055,930	5,027,551
[a,c] OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	7,430,000	7,407,710

			167,597,410

COMMERCIAL MTG TRUST — 2.91%
[a] Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	5,880,924	6,032,270
[a] Bayview Commercial Asset Trust, Series 2004-3 Class A2 Floating Rate Note, 1.402% due 1/25/2035	NR/Aa2	2,690,855	2,582,210
[a] BHMS Mtg Trust, Series 2014-ATLS Class AFL Floating Rate Note, 2.33% due 7/5/2033	NR/NR	10,000,000	10,012,259
[a] CFCRE Commercial Mtg Trust, Series 2011-C1 Class A4, 4.961% due 4/15/2044	NR/Aaa	11,877,000	12,719,389
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.317% due 3/25/2034	CCC/Caa2	176,580	144,548
COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	21,442,207	21,428,977
[a] DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 2.208% due 7/12/2044	NR/Aaa	4,012,091	4,036,703
[a] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.778% due 12/25/2045	NR/Baa3	1,146,838	1,159,587
[a] GAHR Commercial Mortgage Trust, Series 2015-NRF Class BFX, 3.382% due 12/15/2034	AA-/NR	24,980,000	25,461,212
[a] Hilton USA Trust, Series 2016-HHV Class A, 3.719% due 11/5/2038	NR/Aaa	7,000,000	7,153,689
[a] JPMorgan Chase Commercial Mortgage, Series 2014-BXH Class A Floating Rate Note, 1.812% due 4/15/2027	AAA/NR	18,322,891	18,333,629
[a] Madison Avenue Trust, Series 2015-11MD Class A, 3.555% due 9/10/2035	AAA/NR	12,000,000	12,333,953
[a] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.949% due 8/12/2045	NR/Aaa	451,291	451,334
[a] Wells Fargo Commercial Mtg Trust, Series 2013-120B Class A, 2.71% due 3/18/2028	AAA/NR	15,000,000	15,171,830
WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	3,586,411	3,572,096

			140,593,686

CREDIT CARD — 2.58%
Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	13,630,000	13,633,973
Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	10,365,000	10,280,242
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 1.452% due 3/15/2023	AAA/NR	15,665,000	15,752,621
Cabela’s Master Credit Card Trust, Series 2016-1 Class A2 Floating Rate Note, 1.762% due 6/15/2022	AAA/NR	15,000,000	15,184,967
Capital One Multi-Asset Execution Trust, Series 2016-A1 Class A1 Floating Rate Note, 1.362% due 2/15/2022	AAA/NR	29,280,000	29,449,440
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	14,613,000	14,634,258
Synchrony Credit Card Master Note Trust, Series 2015-2 Class A, 1.60% due 4/15/2021	AAA/NR	7,400,000	7,403,571
Synchrony Credit Card Master Note Trust, Series 2016-1 Class A, 2.04% due 3/15/2022	NR/Aaa	8,500,000	8,533,449
[a,b] Turquoise Card Backed Securities plc, Series 2012-1A Class A Floating Rate Note, 1.712% due 6/17/2019	NR/Aaa	10,000,000	10,007,360

			124,879,881

OTHER ASSET BACKED — 8.39%
[a] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96% due 3/15/2063	NR/Aaa	16,586,900	16,153,941
[a] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	1,629,966	1,597,367
[a] AMSR Trust, Series 2016-SFR1 Class A Floating Rate Note, 2.343% due 11/17/2033	NR/Aaa	15,900,000	15,969,361
Appalachian Consumer Rate Relief Funding, LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	AAA/Aaa	10,291,895	10,242,981

Semi-Annual Reports    15

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a] Ascentium Equipment Receivables, LLC, Series 2015-1A Class B, 2.26% due 6/10/2021	NR/Aaa	$5,970,000	$5,987,820
[a] BCC Funding Corp., Series 2016-1 Class A1, 1.10% due 9/20/2017	NR/NR	7,122,790	7,116,757
[a] CLI Funding V, LLC, Series 2014-2A Class A, 3.38% due 10/18/2029	A/NR	7,536,351	7,363,166
[a,b] Cronos Containers Program Ltd., Series 2013-1A Class A, 3.08% due 4/18/2028	A+/NR	6,083,333	5,860,925
[a,b] Cronos Containers Program Ltd., Series 2014-2A Class A, 3.27% due 11/18/2029	A+/NR	1,896,296	1,852,100
[a] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	9,875,000	9,893,988
[a] Dell Equipment Finance Trust, Series 2016-1 Class A3, 1.65% due 7/22/2021	AAA/Aaa	7,000,000	6,980,557
[a] Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	15,826,592	15,825,205
[a] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	17,657,724	17,989,727
[a,b] ECAF Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	A/NR	4,870,312	4,675,499
[a] Engs Commercial Finance Trust, Series 2016-1A Class A1, 1.25% due 11/22/2017	NR/NR	7,975,486	7,976,542
Entergy New Orleans Storm Recovery Funding I, LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	AAA/Aa1	13,264,526	13,346,136
[a] Fairway Outdoor Funding, LLC, Series 2012-1A Class A2, 4.212% due 10/15/2042	NR/NR	6,122,891	6,158,384
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.728% due 4/22/2019	NR/Aaa	14,900,000	14,903,743
[a] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	9,900,000	9,773,082
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	22,544,000	22,507,819
[a] HERO Funding Trust, Series 2015-1A Class A, 3.84% due 9/21/2040	NR/NR	14,051,429	14,332,457
[a] Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 1.958% due 4/10/2030	NR/Aaa	19,800,000	19,888,850
[a] Navistar Financial Dealer Note Master Owner Trust II, Series 2015-1 Class A Floating Rate Note, 2.382% due 6/25/2020	NR/Aaa	15,330,000	15,356,220
[a] Navitas Equipment Receivables, LLC, Series 2015-1 Class A2, 2.12% due 11/15/2018	NR/A1	3,823,610	3,820,818
Northwest Airlines, Inc., 7.027% due 5/1/2021	A/A2	3,794,813	4,193,268
[a,c] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622% due 12/1/2037	A/Baa1	2,143,750	1,995,831
[a] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	6,700,000	6,660,838
[a] OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	12,900,000	13,214,265
[a] PFS Financing Corp., Series 2014-BA Class A Floating Rate Note, 1.512% due 10/15/2019	AAA/Aaa	6,000,000	5,990,467
[a] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.532% due 4/15/2020	AAA/Aaa	7,400,000	7,397,631
[a] PFS Financing Corp., Series 2016-BA Class A, 1.87% due 10/15/2021	AAA/Aaa	5,500,000	5,456,510
[a] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	1,100,280	1,093,226
[a] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/9/2042	NR/A2	11,198,000	11,203,522
[a] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	17,900,000	17,955,619
[a] SBA Tower Trust, Series 2015-1 Class C, 3.156% due 10/15/2045	NR/A2	5,000,000	5,025,500
[a] SBA Tower Trust, Series 2016-1 Class C, 2.877% due 7/15/2021	NR/A2	9,500,000	9,444,045
[a] Sierra Receivables Funding Co., LLC, Series 2012-2A Class A, 2.05% due 6/20/2031	A/NR	1,675,877	1,671,661
[a] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	3,445,740	3,411,099
[a] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	3,584,303	3,568,145
[a] Sierra Receivables Funding Co., LLC, Series 2015-2A Class A, 2.43% due 6/20/2032	A/NR	2,612,299	2,606,985
[a] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	7,120,938	7,147,974
[a] Sonic Capital, LLC, Series 2016-1A Class A2, 4.472% due 5/20/2046	BBB/NR	9,345,167	9,210,340
[a] Springfield Funding Trust, Series 2015-AA Class A, 3.16% due 11/15/2024	A+/NR	13,000,000	13,103,345
[a] Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	10,341,621	10,348,284
[a] Westgate Resorts, Series 2016-1A Class A, 3.50% due 12/20/2028	NR/NR	9,380,656	9,325,925

			405,597,925

RESIDENTIAL MTG TRUST — 1.23%
[a] Angel Oak Mortgage Trust LLC, Series 2017-1 Class A2, 3.085% due 1/25/2047	NR/NR	7,160,871	7,160,770
[a] B2R Mortgage Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	9,557,289	9,518,576
[a] Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00% due 1/25/2035	AAA/NR	3,246,367	3,341,210
Countrywide Home Loan, Series 2004-HYB2 Class 1A, 3.374% due 7/20/2034	A/B1	196,602	203,474
[a] FDIC Trust, Series 2013-R1 Class A, 1.15% due 3/25/2033	NR/NR	2,603,850	2,575,819
Merrill Lynch Mortgage Investors Trust, Series 2003-E Class B3, 3.232% due 10/25/2028	D/Ca	261,772	8,425
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855% due 8/25/2034	CCC/NR	634,396	580,305
[a] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	4,111,443	4,111,443
Option One Mortgage Loan Trust, Series 2005-5 Class A3 Floating Rate Note, 1.192% due 12/25/2035	AA+/Aa2	366,899	367,079
Popular ABS Mortgage Pass-Through Trust, Series 2005-4 Class AF5, 5.537% due 9/25/2035	A+/A1	435,740	437,873
Residential Asset Mortgage Products, Inc., Series 2003-SL1 Class A31, 7.125% due 4/25/2031	AA+/NR	1,229,366	1,269,511
[a] Shellpoint Asset Funding Trust, Series 2013-1 Class A1, 3.75% due 7/25/2043	NR/NR	6,314,164	6,361,341
Structured Asset Securities Corp., Series 2003-9A Class 2A2, 2.975% due 3/25/2033	AA+/NR	1,368,142	1,387,492
[a] Towd Point Mortgage Trust, Series 2016-5 Class A1, 2.50% due 10/25/2056	NR/NR	14,243,417	14,154,378
[a] Towd Point Mortgage Trust, Series 2017-1 Class A1, 2.75% due 10/25/2056	NR/Aaa	7,883,247	7,885,956
Washington Mutual Mortgage, Series 2003-S13 Class 21A1, 4.50% due 12/25/2018	AA+/NR	124,537	124,491

			59,488,143

STUDENT LOAN — 2.66%
Navient Student Loan Trust, Series 2014-1 Class A3 Floating Rate Note, 1.492% due 6/25/2031	NR/A1	10,750,000	10,482,593
[a] Navient Student Loan Trust, Series 2015-AA Class A2B Floating Rate Note, 2.112% due 12/15/2028	NR/Aaa	7,000,000	7,099,895
[a] Navient Student Loan Trust, Series 2016-6A Class A2 Floating Rate Note, 1.732% due 3/25/2066	AAA/Aaa	13,900,000	13,982,694
[a] Nelnet Student Loan Trust, Series 2013-1A Class A Floating Rate Note, 1.582% due 6/25/2041	NR/Aaa	8,414,271	8,312,377

16    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a] Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.528% due 12/26/2040	NR/NR	$16,339,669	$16,339,652
[a] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.532% due 5/25/2057	AA+/NR	2,754,819	2,722,037
SLM Student Loan Trust, Series 2003-C Class A2 Floating Rate Note, 1.521% due 9/15/2020	AAA/Aaa	515,778	509,708
[a] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.412% due 1/15/2043	AAA/Aaa	13,650,000	14,265,382
[a] SLM Student Loan Trust, Series 2011-B Class A2, 3.74% due 2/15/2029	AAA/Aaa	3,907,305	3,983,829
SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.482% due 2/25/2021	NR/Aaa	1,400,432	1,401,000
SLM Student Loan Trust, Series 2013-6 Class A3 Floating Rate Note, 1.632% due 6/25/2055	NR/Aaa	24,700,000	24,616,171
[a] SMB Private Education Loan Trust, Series 2015-A Class A3 Floating Rate Note, 2.412% due 2/17/2032	AAA/Aaa	10,000,000	10,206,014
[a] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.356% due 6/25/2025	AAA/NR	1,864,132	1,903,667
[a] Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02% due 10/25/2027	AAA/NR	9,299,897	9,402,914
[a] Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 2.028% due 8/25/2032	AAA/Aa3	2,676,024	2,713,040
[a] Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	AAA/Aa1	859,703	862,520

			128,803,493

TOTAL ASSET BACKED SECURITIES (Cost $1,075,244,284)			1,075,276,394

CORPORATE BONDS — 47.70%
AUTOMOBILES & COMPONENTS — 1.20%
Automobiles — 1.20%
[a] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A/A2	9,850,000	9,862,411
[a] Daimler Finance North America, LLC, 1.60% due 8/3/2017	A/A2	3,000,000	2,999,622
[a] Daimler Finance North America, LLC, 3.875% due 9/15/2021	A/A2	5,000,000	5,235,325
[a] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	4,950,000	4,954,460
[a] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	9,950,000	9,981,293
[a] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A2	14,900,000	14,914,408
[a] Volkswagen Group of America, Inc., 1.65% due 5/22/2018	BBB+/A3	10,000,000	9,970,990

			57,918,509

BANKS — 3.68%
Banks — 3.68%
[a,b] Banco BTG Pactual SA/Cayman Islands N.A., 4.00% due 1/16/2020	NR/Ba3	7,000,000	6,754,720
[a,b] Banco Latinoamericano de Comercio Exterior, S.A., 3.75% due 4/4/2017	BBB/NR	4,000,000	4,000,000
Bank of America Corp. Floating Rate Note, 2.063% due 1/15/2019	BBB+/Baa1	4,225,000	4,276,207
Bank of America Corp. Floating Rate Note, 1.868% due 4/1/2019	BBB+/Baa1	8,000,000	8,069,976
Bank of America Corp. Floating Rate Note, 1.55% due 6/5/2017	A+/A1	7,000,000	7,005,012
[b] Barclays plc, 3.684% due 1/10/2023	BBB/Baa2	10,000,000	10,047,390
[b] Barclays plc Floating Rate Note, 2.635% due 1/10/2023	BBB/Baa2	9,000,000	9,095,976
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	2,925,000	2,951,398
Citigroup, Inc. Floating Rate Note, 2.485% due 9/1/2023	BBB+/Baa1	14,000,000	14,396,200
Citizens Bank N.A., 2.25% due 3/2/2020	A-/Baa1	5,000,000	4,992,820
[a,b] DNB Bank ASA, 3.20% due 4/3/2017	A+/NR	10,000,000	10,000,000
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	3,800,000	3,825,696
First Tennessee Bank, 2.95% due 12/1/2019	BBB/Baa3	7,000,000	7,081,921
JPMorgan Chase & Co. Floating Rate Note, 2.535% due 3/1/2021	A-/A3	7,000,000	7,217,385
Manufacturers and Traders Trust Co., 2.30% due 1/30/2019	A/A3	10,000,000	10,085,400
[b] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.935% due 3/1/2021	A/A1	9,500,000	9,823,722
[a,b] Mizuho Bank Ltd., 2.45% due 4/16/2019	A/A1	7,000,000	7,035,462
[a,b] Mizuho Bank Ltd. Floating Rate Note, 2.22% due 10/20/2018	A/A1	5,000,000	5,049,590
National City Bank Floating Rate Note, 1.472% due 6/7/2017	A-/A3	5,000,000	5,000,085
[b] Santander UK plc Floating Rate Note, 2.601% due 3/14/2019	A/Aa3	9,900,000	10,068,221
[a,b] Sberbank of Russia, 5.50% due 2/26/2024	NR/NR	1,030,000	1,059,417
[a] Sovereign Bank, 12.18% due 6/30/2020	BBB+/A3	2,945,211	3,664,049
[b] Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.781% due 7/23/2018	A/A1	14,700,000	14,756,580
[b] Sumitomo Mitsui Banking Corp. Floating Rate Note, 1.695% due 10/19/2018	A/A1	7,000,000	7,019,068
Wells Fargo & Co. Floating Rate Note, 2.112% due 12/7/2020	A/A2	4,400,000	4,462,911

			177,739,206

CAPITAL GOODS — 1.56%
Construction & Engineering — 0.19%
URS Corp., 3.85% due 4/1/2017	BB-/NR	8,895,000	8,895,000
Electrical Equipment — 0.14%
Hubbell, Inc., 3.35% due 3/1/2026	A/A3	7,000,000	6,958,812

Semi-Annual Reports    17

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Industrial Conglomerates — 0.65%
Roper Technologies, Inc., 3.125% due 11/15/2022	BBB/Baa3	$6,000,000	$6,052,704
Roper Technologies, Inc., 3.00% due 12/15/2020	BBB/Baa3	4,870,000	4,961,527
[a,b] Siemens Financieringsmaatschappij N.V., 1.747% due 3/16/2022	A+/A1	5,000,000	5,015,125
[a,b] Siemens Financieringsmaatschappij N.V., 2.90% due 5/27/2022	A+/A1	12,000,000	12,092,196
[a,b] Smiths Group plc, 7.20% due 5/15/2019	BBB+/Baa2	3,000,000	3,270,270
Machinery — 0.58%
Aeroquip Vickers, Inc., 6.875% due 4/9/2018	A-/NR	1,500,000	1,552,005
Ingersoll Rand Co., 6.391% due 11/15/2027	BBB/Baa2	3,000,000	3,502,956
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	6,900,000	6,971,891
Wabtec Corp., 4.375% due 8/15/2023	BBB/Baa3	10,590,000	11,042,542
[a] Wabtec Corp., 3.45% due 11/15/2026	BBB/Baa3	5,000,000	4,862,210

			75,177,238

COMMERCIAL & PROFESSIONAL SERVICES — 0.36%
Commercial Services & Supplies — 0.06%
Cintas Corp. No. 2, 2.90% due 4/1/2022	BBB+/A3	2,622,000	2,652,581
Professional Services — 0.30%
Dun & Bradstreet, Inc., 4.25% due 6/15/2020	BB+/NR	7,175,000	7,452,507
Verisk Analytics, Inc., 4.00% due 6/15/2025	BBB-/Baa3	6,930,000	7,043,666

			17,148,754

CONSUMER DURABLES & APPAREL — 0.22%
Household Durables — 0.22%
Tupperware Brands Corp., 4.75% due 6/1/2021	BBB-/Baa3	10,000,000	10,657,760

			10,657,760

CONSUMER SERVICES — 0.31%
Diversified Consumer Services — 0.31%
George Washington University, 4.411% due 9/15/2017	A+/A1	1,650,000	1,668,495
Rensselaer Polytechnic I, 5.60% due 9/1/2020	BBB+/A3	10,925,000	11,905,092
University of Chicago, 3.065% due 10/1/2024	AA-/Aa2	1,325,000	1,300,028

			14,873,615

DIVERSIFIED FINANCIALS — 7.65%
Capital Markets — 5.76%
Ares Capital Corp., 4.875% due 11/30/2018	BBB/NR	18,000,000	18,675,702
[a] Ares Finance Co., LLC, 4.00% due 10/8/2024	BBB+/NR	5,000,000	4,682,425
[a,b] BTG Investments LP, 4.50% due 4/17/2018	NR/NR	18,500,000	18,077,830
CBOE Holdings, Inc., 3.65% due 1/12/2027	BBB+/Baa1	6,824,000	6,860,508
[b] Credit Suisse Group AG - New York, 1.70% due 4/27/2018	A/A1	9,325,000	9,312,672
[b] Credit Suisse Group Funding (Guernsey) Ltd., 3.80% due 9/15/2022	BBB+/Baa2	7,000,000	7,095,256
[b] Credit Suisse Group Funding (Guernsey) Ltd., 3.125% due 12/10/2020	BBB+/Baa2	10,000,000	10,055,470
[b] Credit Suisse Group Funding (Guernsey) Ltd., 4.55% due 4/17/2026	BBB+/Baa2	7,000,000	7,234,878
[a,b] Deutsche Bank AG, 4.25% due 10/14/2021	BBB-/Baa2	8,675,000	8,890,773
FS Investment Corp., 4.00% due 7/15/2019	BBB/NR	12,000,000	12,104,748
Goldman Sachs Group, Inc. Floating Rate Note, 2.061% due 10/23/2019	BBB+/A3	14,772,000	14,929,425
Goldman Sachs Group, Inc. Floating Rate Note, 2.331% due 9/15/2020	BBB+/A3	17,900,000	18,159,228
[a,b] IPIC GMTN Ltd., 5.00% due 11/15/2020	AA/Aa2	1,000,000	1,081,000
[a,b] IPIC GMTN Ltd., 5.50% due 3/1/2022	AA/Aa2	3,500,000	3,893,169
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	1,660,000	1,676,190
Legg Mason, Inc., 4.75% due 3/15/2026	BBB/Baa1	5,000,000	5,245,665
[a,b] Macquarie Bank Ltd., 1.60% due 10/27/2017	A/A2	5,000,000	5,000,070
Merrill Lynch & Co., 1.585% due 5/2/2017	BBB/Baa3	5,000,000	5,000,655
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	4,875,000	4,938,516
Moody’s Corp., 4.875% due 2/15/2024	BBB+/NR	17,000,000	18,551,590
Moody’s Corp. Floating Rate Note, 1.414% due 9/4/2018	BBB+/NR	6,950,000	6,962,044
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	1,350,000	1,366,376
Morgan Stanley Floating Rate Note, 2.177% due 1/27/2020	BBB+/A3	925,000	940,977
Morgan Stanley Floating Rate Note, 2.443% due 10/24/2023	BBB+/A3	19,900,000	20,322,298
State Street Corp. Floating Rate Note, 1.952% due 8/18/2020	A/A1	9,475,000	9,655,158
[a,b] SumitG Guaranteed Secured Obligation Issuer D.A.C, 2.251% due 11/2/2020	NR/Aa2	15,000,000	14,842,560
TD Ameritrade Holding Corp., 2.95% due 4/1/2022	A/A3	2,550,000	2,581,475
The Bank of New York Mellon Corp. Floating Rate Note, 1.912% due 8/17/2020	A/A1	4,525,000	4,606,477
[e] The Bank of New York Mellon Corp. Floating Rate Note, 2.089% due 10/30/2023	A/A1	11,835,000	12,105,761

18    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a,b] UBS AG Jersey Floating Rate Note, 2.597% due 9/24/2020	A-/Baa1	$10,800,000	$11,008,969
[b] UBS AG Stamford, 2.375% due 8/14/2019	A+/A1	9,500,000	9,563,764
[b] UBS AG Stamford, 1.80% due 3/26/2018	A+/A1	3,000,000	3,002,130
Consumer Finance — 0.39%
Capital One Bank (USA), N.A., 2.30% due 6/5/2019	BBB+/Baa1	3,000,000	3,006,339
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	1,950,000	1,980,418
Western Union Co., 3.65% due 8/22/2018	BBB/Baa2	2,000,000	2,046,986
Western Union Co., 3.35% due 5/22/2019	BBB/Baa2	11,350,000	11,594,638
Diversified Financial Services — 1.50%
[a] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	13,925,000	14,006,503
General Electric Capital Corp. Floating Rate Note, 1.302% due 12/28/2018	AA-/A1	4,850,000	4,829,320
General Electric Capital Corp. Floating Rate Note, 2.131% due 3/15/2023	AA-/A1	7,725,000	7,921,725
Intercontinental Exchange, Inc., 4.00% due 10/15/2023	A/A2	11,257,000	11,901,705
[a] Jackson National Life Global Funding, 3.25% due 1/30/2024	AA/A1	10,000,000	10,055,030
[a] Jackson National Life Global Funding, 2.20% due 1/30/2020	AA/A1	8,000,000	7,989,296
National Rural Utilities Cooperative Finance Corp., 10.375% due 11/1/2018	A/A1	2,000,000	2,264,922
S&P Global, Inc., 4.00% due 6/15/2025	NR/Baa1	8,000,000	8,222,440
S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	2,950,000	2,973,287
S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	2,450,000	2,502,967

			369,719,335

ENERGY — 5.58%
Energy Equipment & Services — 0.27%
[b] Ensco plc, 8.00% due 1/31/2024	BB/B1e	2,425,000	2,455,313
Oceaneering International, Inc., 4.65% due 11/15/2024	BBB/Baa3	10,000,000	10,066,980
[a,b,f] Schahin II Finance Co. (SPV) Ltd., 5.875% due 9/25/2023	NR/NR	4,082,733	469,514
Oil, Gas & Consumable Fuels — 5.31%
[b] BP Capital Markets plc Floating Rate Note, 1.386% due 8/14/2018	A-/A2	11,380,000	11,407,824
Buckeye Partners LP, 4.15% due 7/1/2023	BBB-/Baa3	7,000,000	7,153,335
[a] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.784% due 5/1/2020	A-/A2	24,900,000	24,677,170
[a,b] CNPC General Capital Ltd., 2.75% due 4/19/2017	A+/A1	5,000,000	5,001,814
[a,b] CNPC General Capital Ltd., 2.75% due 5/14/2019	A+/A1	5,000,000	5,043,911
[a,b] CNPC General Capital Ltd. Floating Rate Note, 1.936% due 5/14/2017	A+/A1	5,000,000	5,001,540
[a] Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	BBB-/Baa3	26,000,000	25,410,970
Energen Corp., 4.625% due 9/1/2021	BB/B2	10,000,000	9,947,000
Exxon Mobil Corp., 2.222% due 3/1/2021	AA+/Aaa	4,925,000	4,934,525
Exxon Mobil Corp. Floating Rate Note, 1.835% due 3/1/2019	AA+/Aaa	6,625,000	6,718,545
Exxon Mobil Corp. Floating Rate Note, 1.654% due 2/28/2018	AA+/Aaa	6,950,000	6,991,276
[a] Florida Gas Transmission Co., LLC, 3.875% due 7/15/2022	BBB/Baa2	9,000,000	9,229,104
[a] Florida Gas Transmission Co., LLC, 4.35% due 7/15/2025	BBB/Baa2	4,200,000	4,347,996
Gulf South Pipeline Co., LP, 4.00% due 6/15/2022	BBB-/Baa2	13,690,000	13,953,026
[a] Gulfstream Natural Gas System, LLC, 4.60% due 9/15/2025	BBB/Baa2	9,000,000	9,470,700
[a,b] Harvest Operations Corp., 2.125% due 5/14/2018	AA/Aa2	7,000,000	7,008,727
HollyFrontier Corp., 5.875% due 4/1/2026	BBB-/Baa3	25,000,000	26,542,950
Marathon Petroleum Corp., 2.70% due 12/14/2018	BBB/Baa2	8,000,000	8,068,720
[a] Northern Natural Gas Co., 5.75% due 7/15/2018	A/A2	50,000	52,396
[a] Northwest Pipeline, LLC, 4.00% due 4/1/2027	BBB/NR	10,000,000	9,996,650
NuStar Logistics LP, 4.75% due 2/1/2022	BB+/Ba1	5,000,000	4,912,500
[b] Petroleos Mexicanos Floating Rate Note, 3.044% due 7/18/2018	BBB+/Baa3	10,000,000	10,150,000
[b] Sasol Financing International plc, 4.50% due 11/14/2022	BBB/Baa2	4,000,000	4,042,000
[a] Semco Energy, Inc., 5.15% due 4/21/2020	A-/A2	3,000,000	3,211,107
[a,b] Sinopec Group Overseas Development Ltd., 2.75% due 5/17/2017	A+/Aa3	6,000,000	6,008,226
[a] Texas Gas Transmission, LLC, 4.50% due 2/1/2021	BBB-/Baa2	11,015,000	11,493,227
Transcontinental Gas Pipe Line Co., LLC, 7.85% due 2/1/2026	BBB/Baa2	11,000,000	14,124,473
Williams Partners LP, 3.60% due 3/15/2022	BBB/Baa3	1,800,000	1,825,880

			269,717,399

FOOD & STAPLES RETAILING — 0.40%
Food & Staples Retailing — 0.40%
Whole Foods Market, Inc., 5.20% due 12/3/2025	BBB-/Baa3	18,175,000	19,315,681

			19,315,681

Semi-Annual Reports    19

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
FOOD, BEVERAGE & TOBACCO — 2.33%
Beverages — 1.43%
Anheuser-Busch InBev Finance Inc., 3.30% due 2/1/2023	A-/A3	$9,650,000	$9,821,876
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.294% due 2/1/2021	A-/A3	7,550,000	7,777,187
Coca Cola Enterprises, Inc., 5.71% due 3/18/2037	AA-/NR	3,380,000	3,855,117
[a,b] Coca Cola Icecek Uretim A.S., 4.75% due 10/1/2018	NR/Baa3	5,000,000	5,121,000
[a,b] JB y Compania, S.A. de C.V., 3.75% due 5/13/2025	BBB/NR	13,750,000	13,452,131
PepsiCo, Inc., 3.10% due 7/17/2022	A/A1	9,250,000	9,502,923
PepsiCo, Inc. Floating Rate Note, 1.535% due 10/6/2021	A/A1	19,230,000	19,349,072
Food Products — 0.45%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	4,600,000	4,602,185
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	12,150,000	12,155,686
Mead Johnson Nutrition Co., 4.125% due 11/15/2025	BBB/Baa1	3,000,000	3,143,178
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB/Baa1	1,900,000	1,936,731
Tobacco — 0.45%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	4,900,000	4,962,450
[a,b] B.A.T. International Finance plc, 2.125% due 6/7/2017	BBB+/Baa2	8,000,000	8,006,224
[a,b] B.A.T. International Finance plc, 3.95% due 6/15/2025	BBB+/Baa2	3,000,000	3,066,954
Reynolds American, Inc., 6.875% due 5/1/2020	BBB/Baa3	5,000,000	5,635,275

			112,387,989

HEALTH CARE EQUIPMENT & SERVICES — 1.05%
Health Care Equipment & Supplies — 0.45%
Abbott Laboratories, 2.35% due 11/22/2019	BBB/Baa3	14,825,000	14,886,450
Abbott Laboratories, 3.40% due 11/30/2023	BBB/Baa3	6,860,000	6,930,891
Health Care Providers & Services — 0.60%
Catholic Health Initiatives, 1.60% due 11/1/2017	BBB+/Baa1	1,900,000	1,898,013
Catholic Health Initiatives, 2.95% due 11/1/2022	BBB+/Baa1	7,000,000	6,768,923
UnitedHealth Group, Inc., 3.35% due 7/15/2022	A+/A3	5,000,000	5,173,165
UnitedHealth Group, Inc., 3.75% due 7/15/2025	A+/A3	5,000,000	5,221,580
Wellpoint, Inc., 2.25% due 8/15/2019	A/Baa2	10,000,000	10,036,290

			50,915,312

HOUSEHOLD & PERSONAL PRODUCTS — 0.10%
Household Products — 0.10%
Edgewell Personal Care, 4.70% due 5/24/2022	BB+/Ba2	2,000,000	2,080,000
[a,b] Kimberly-Clark de Mexico, 3.80% due 4/8/2024	A-/NR	3,000,000	2,982,719

			5,062,719

INSURANCE — 3.62%
Insurance — 3.62%
CNA Financial Corp., 4.50% due 3/1/2026	BBB/Baa2	20,000,000	21,137,660
[a,b] DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	A/Baa2	10,260,000	9,922,682
[b] Enstar Group Ltd., 4.50% due 3/10/2022	BBB-/NR	1,950,000	1,974,539
[a] Forethought Financial Group, Inc., 8.625% due 4/15/2021	BBB-/Baa3	2,270,000	2,579,803
Hanover Insurance Group, Inc., 4.50% due 4/15/2026	BBB/Baa3	10,000,000	10,382,790
Horace Mann Educators Corp., 4.50% due 12/1/2025	BBB/Baa3	4,800,000	4,890,173
Infinity Property & Casualty Corp., 5.00% due 9/19/2022	BBB/Baa2	3,000,000	3,168,405
Kemper Corp., 4.35% due 2/15/2025	BBB-/Baa3	7,540,000	7,551,280
[a,b] Lancashire Holdings Ltd., 5.70% due 10/1/2022	BBB/Baa2	11,000,000	11,730,422
Marsh & McLennan Companies, Inc., 3.30% due 3/14/2023	A-/Baa1	3,000,000	3,055,779
[a] MassMutual Global Funding, LLC, 2.00% due 4/5/2017	AA+/Aa2	8,000,000	8,000,000
Mercury General Corp., 4.40% due 3/15/2027	NR/Baa2	16,000,000	15,984,352
[b] Montpelier Re Holdings Ltd., 4.70% due 10/15/2022	BBB+/NR	5,000,000	5,359,660
[a] Pricoa Global Funding I, 1.35% due 8/18/2017	AA-/A1	10,000,000	9,985,490
[a] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	6,950,000	6,949,326
[a] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	2,450,000	2,465,332
[a] Principal Life Global Funding II, 2.20% due 4/8/2020	A+/A1	7,000,000	6,989,640
Reinsurance Group of America, Inc., 3.95% due 9/15/2026	A-/Baa1	3,765,000	3,796,972
[a] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	9,900,000	9,965,548
[a] Reliance Standard Life Insurance Co., 2.50% due 1/15/2020	A/A2	15,000,000	14,991,780
[a] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	3,975,000	4,008,060
[b] Trinity Acquisition plc, 4.40% due 3/15/2026	BBB/Baa3	9,815,000	10,060,571

			174,950,264

20    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
MATERIALS — 1.27%
Chemicals — 0.50%
Airgas, Inc., 3.05% due 8/1/2020	A-/A3	$4,950,000	$5,085,254
[a] Incitec Pivot Finance, LLC, 6.00% due 12/10/2019	BBB/Baa3	4,538,000	4,880,179
[a,b] Office Cherifien des Phosphates, 5.625% due 4/25/2024	BBB-/NR	8,555,000	9,108,508
[a,b] Yara International ASA, 3.80% due 6/6/2026	BBB/Baa2	5,000,000	4,923,540
Construction Materials — 0.01%
CRH America, Inc., 8.125% due 7/15/2018	BBB+/Baa2	650,000	701,034
Metals & Mining — 0.76%
[a,b] Anglo American Capital plc, 2.625% due 9/27/2017	BB+/Ba1	9,700,000	9,700,000
[b] Anglogold Holdings plc, 5.375% due 4/15/2020	BB+/Baa3	9,100,000	9,577,750
[b] Anglogold Holdings plc, 5.125% due 8/1/2022	BB+/Baa3	6,500,000	6,693,050
[a,b] Newcrest Finance Property Ltd., 4.20% due 10/1/2022	BBB-/Baa3	10,459,000	10,743,506

			61,412,821

MEDIA — 0.11%
Media — 0.11%
The Washington Post Co., 7.25% due 2/1/2019	BB+/Ba1	5,000,000	5,412,500

			5,412,500

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.00%
Biotechnology — 0.40%
Biogen, Inc., 3.625% due 9/15/2022	A-/Baa1	5,000,000	5,156,960
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	4,820,000	4,871,902
Gilead Sciences, Inc., 3.25% due 9/1/2022	A/A3	4,650,000	4,750,035
Gilead Sciences, Inc., 2.50% due 9/1/2023	A/A3	4,695,000	4,542,436
Pharmaceuticals — 0.60%
[b] Actavis Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	1,720,000	1,727,499
[b] Actavis Funding SCS, 3.45% due 3/15/2022	BBB/Baa3	5,000,000	5,105,390
[b] Actavis Funding SCS, 3.80% due 3/15/2025	BBB/Baa3	5,000,000	5,045,615
[b] Actavis Funding SCS Floating Rate Note, 2.375% due 3/12/2020	BBB/Baa3	5,000,000	5,110,965
[a] Bayer U.S. Finance, LLC, 1.50% due 10/6/2017	A-/A3	1,975,000	1,973,363
[b] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	4,900,000	4,956,870
Zoetis, Inc., 3.45% due 11/13/2020	BBB/Baa2	2,000,000	2,048,480
Zoetis, Inc., 4.50% due 11/13/2025	BBB/Baa2	3,000,000	3,231,444

			48,520,959

REAL ESTATE — 1.15%
Equity Real Estate Investment Trusts — 0.88%
Alexandria Real Estate Equities, Inc., 3.95% due 1/15/2027	BBB/Baa2	3,975,000	3,973,621
Alexandria Real Estate Equities, Inc., 3.90% due 6/15/2023	BBB/Baa2	11,700,000	11,973,803
EPR Properties, 5.25% due 7/15/2023	BBB-/Baa2	4,041,000	4,238,294
Hospitality Properties Trust, 4.95% due 2/15/2027	BBB-/Baa2	2,000,000	2,053,628
Washington REIT, 4.95% due 10/1/2020	BBB/Baa2	19,100,000	20,231,236
Real Estate Management & Development — 0.27%
Jones Lang LaSalle, Inc., 4.40% due 11/15/2022	BBB+/Baa2	3,000,000	3,128,727
[a,b] Vonovia Finance B.V., 3.20% due 10/2/2017	BBB+/NR	10,000,000	10,056,870

			55,656,179

RETAILING — 0.41%
Multiline Retail — 0.41%
Family Dollar Stores, Inc., 5.00% due 2/1/2021	BBB-/Baa3	18,475,000	19,694,350

			19,694,350

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.66%
Semiconductors & Semiconductor Equipment — 0.66%
[a] Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	BBB-/Baa2	8,875,000	8,873,926
[a] Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00% due 1/15/2022	BBB-/Baa2	9,000,000	8,988,534
[a] Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625% due 1/15/2024	BBB-/Baa2	9,000,000	9,066,330
Intel Corp., 3.10% due 7/29/2022	A+/A1	5,000,000	5,138,860

			32,067,650

Semi-Annual Reports    21

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
SOFTWARE & SERVICES — 2.82%
Information Technology Services — 1.07%
Broadridge Financial Solutions, Inc., 3.95% due 9/1/2020	BBB+/Baa1	$8,000,000	$8,376,336
Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa3	4,850,000	4,916,964
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	6,900,000	6,978,074
SAIC, Inc., 4.45% due 12/1/2020	BBB-/Ba1	2,000,000	2,080,000
Total System Services, Inc., 3.75% due 6/1/2023	BBB-/Baa3	5,000,000	5,017,915
Total System Services, Inc., 3.80% due 4/1/2021	BBB-/Baa3	3,000,000	3,103,590
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	20,915,000	21,002,090
Internet Software & Services — 0.38%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	4,885,000	4,922,136
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75% due 4/15/2023	BBB/Baa3	8,175,000	8,563,157
[a,b] Tencent Holdings Ltd., 2.00% due 5/2/2017	A/A2	5,000,000	5,000,741
Software — 1.37%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	1,945,000	1,982,535
Autodesk, Inc., 4.375% due 6/15/2025	BBB/Baa2	1,000,000	1,030,473
CA Technologies, Inc., 3.60% due 8/1/2020	BBB+/Baa2	13,905,000	14,332,078
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	4,082,000	4,135,907
CA, Inc., 3.60% due 8/15/2022	BBB+/Baa2e	3,000,000	3,044,109
CDK Global, Inc., 3.80% due 10/15/2019	BB+/Ba1	5,000,000	5,097,000
Microsoft Corp., 2.875% due 2/6/2024	AAA/Aaa	9,216,000	9,275,213
Oracle Corp., 2.50% due 5/15/2022	AA-/A1	4,400,000	4,387,807
Oracle Corp., 1.90% due 9/15/2021	AA-/A1	11,825,000	11,619,481
Oracle Corp., 2.40% due 9/15/2023	AA-/A1	11,650,000	11,340,215

			136,205,821

TECHNOLOGY HARDWARE & EQUIPMENT — 2.33%
Communications Equipment — 0.97%
Cisco Systems, Inc. Floating Rate Note, 1.652% due 2/21/2018	AA-/A1	9,850,000	9,903,751
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	4,825,000	4,935,102
Juniper Networks, Inc., 3.125% due 2/26/2019	BBB/Baa2	10,000,000	10,187,870
[b] LM Ericsson, 4.125% due 5/15/2022	BBB-/Baa3	21,215,000	21,648,847
Computers & Peripherals — 0.11%
Lexmark International, Inc., 6.125% due 3/15/2020	BB/Ba2	5,375,000	5,571,773
Electronic Equipment, Instruments & Components — 0.60%
Ingram Micro, Inc., 5.45% due 12/15/2024	NR/Ba1	5,596,000	5,506,296
Tech Data Corp., 4.95% due 2/15/2027	BBB-/Baa3	6,000,000	6,056,724
Trimble Navigation, Ltd., 4.75% due 12/1/2024	BBB-/Baa2	17,000,000	17,594,133
Technology, Hardware, Storage & Peripherals — 0.65%
Apple, Inc. Floating Rate Note, 1.873% due 2/22/2019	AA+/Aa1	4,950,000	5,024,993
Apple, Inc. Floating Rate Note, 2.183% due 2/23/2021	AA+/Aa1	9,050,000	9,339,917
Apple, Inc. Floating Rate Note, 1.538% due 2/9/2022	AA+/Aa1	11,975,000	12,071,602
Hewlett Packard Enterprise Co. Floating Rate Note, 2.929% due 10/5/2018	BBB/Baa2	4,900,000	5,000,063

			112,841,071

TELECOMMUNICATION SERVICES — 2.58%
Diversified Telecommunication Services — 1.75%
AT&T, Inc., 1.962% due 11/27/2018	BBB+/Baa1	11,350,000	11,453,694
AT&T, Inc., 2.082% due 6/30/2020	BBB+/Baa1	4,950,000	5,007,841
AT&T, Inc., 3.60% due 2/17/2023	BBB+/Baa1	8,000,000	8,102,408
AT&T, Inc., 4.45% due 4/1/2024	BBB+/Baa1	10,000,000	10,480,140
AT&T, Inc., 3.00% due 6/30/2022	BBB+/Baa1	4,500,000	4,476,577
Michigan Bell Telephone Co., 7.85% due 1/15/2022	BBB+/NR	3,000,000	3,596,679
Qwest Corp., 6.75% due 12/1/2021	BBB-/Ba1	3,000,000	3,288,744
Verizon Communications, Inc., 4.125% due 3/16/2027	BBB+/Baa1	7,000,000	7,118,587
Verizon Communications, Inc., 3.45% due 3/15/2021	BBB+/Baa1	9,600,000	9,860,294
Verizon Communications, Inc., 3.50% due 11/1/2024	BBB+/Baa1	4,683,000	4,643,644
Verizon Communications, Inc. Floating Rate Note, 2.137% due 3/16/2022	NR/NR	7,500,000	7,568,220
Verizon Communications, Inc. Floating Rate Note, 2.871% due 9/14/2018	BBB+/Baa1	1,825,000	1,863,635
Verizon Communications, Inc. Floating Rate Note, 1.918% due 6/17/2019	BBB+/Baa1	6,970,000	7,019,766

22    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Wireless Telecommunication Services — 0.83%
[a] Crown Castle Towers, LLC, 6.113% due 1/15/2040	NR/A2	$6,970,000	$7,546,860
[b] Telefonica Emisiones S.A.U., 4.103% due 3/8/2027	BBB/Baa3	8,500,000	8,559,985
[b] Vodafone Group plc, 1.25% due 9/26/2017	BBB+/Baa1	24,245,000	24,224,125

			124,811,199

TRANSPORTATION — 1.47%
Air Freight & Logistics — 0.01%
[a] FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	286,478	286,180
Airlines — 0.43%
American Airlines Group, Inc., 4.95% due 7/15/2024	A/NR	5,695,123	6,057,503
American Airlines Group, Inc., 3.60% due 3/22/2029	AA/Aa3	9,526,629	9,579,026
US Airways, 6.25% due 10/22/2024	A+/A3	4,845,326	5,281,405
Road & Rail — 0.95%
[a,b] Asciano Finance Ltd., 5.00% due 4/7/2018	BBB-/Baa3	2,000,000	2,047,688
[a] BNSF Railway Co., 3.442% due 6/16/2028	AA/Aa2	14,153,711	14,173,617
[a,b] LeasePlan Corp. NV, 2.50% due 5/16/2018	BBB-/Baa1	10,000,000	10,024,850
[a] Penske Truck Leasing Co., LP/PTL Finance Corp., 4.25% due 1/17/2023	BBB/Baa2	5,000,000	5,209,070
[a] TTX Co., 4.15% due 1/15/2024	A/Baa1	6,000,000	6,290,154
[a] TTX Co., 5.453% due 1/2/2022	NR/NR	3,271,821	3,396,118
[a] TTX Co., 2.25% due 2/1/2019	A/Baa1	5,000,000	5,002,295
Transportation Infrastructure — 0.08%
[a,b] Mexico City Airport Trust, 4.25% due 10/31/2026	BBB+/Baa1	3,750,000	3,801,563

			71,149,469

UTILITIES — 5.84%
Electric Utilities — 4.77%
Appalachian Power Co., 3.40% due 6/1/2025	A-/Baa1	7,000,000	7,077,035
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	15,359,000	15,894,123
Duke Energy Corp. Floating Rate Note, 1.378% due 4/3/2017	BBB+/NR	39,371,000	39,371,000
Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	17,910,000	17,800,695
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	4,900,000	4,905,635
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	15,889,000	16,207,384
Entergy Louisiana, LLC, 4.80% due 5/1/2021	A/A2	4,300,000	4,606,642
Entergy Texas, Inc., 7.125% due 2/1/2019	A/Baa1	2,000,000	2,173,620
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	2,950,000	2,950,089
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	2,950,000	2,988,675
[a] Jersey Central Power & Light Co., 4.30% due 1/15/2026	BBB-/Baa2	15,000,000	15,604,785
[a,b] Korea Western Power Co., Ltd., 2.875% due 10/10/2018	NR/Aa2	10,000,000	10,113,096
[a] Monongahela Power Co., 4.10% due 4/15/2024	BBB+/A3	8,000,000	8,389,256
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	6,715,000	6,716,786
Northern States Power Company-Wisconsin, 3.30% due 6/15/2024	A/Aa3	10,000,000	10,132,370
Public Service Co. of New Mexico, 5.35% due 10/1/2021	BBB+/Baa2	3,000,000	3,246,990
[a] Rochester Gas & Electric, 5.90% due 7/15/2019	A/A2	11,732,000	12,658,159
Southern Power Co., 2.375% due 6/1/2020	BBB+/Baa1	9,793,000	9,792,128
Southern Power Co., 1.85% due 12/1/2017	BBB+/Baa1	5,000,000	5,004,920
[a,b] State Grid Overseas Investment (2014) Ltd., 2.75% due 5/7/2019	AA-/Aa3	9,000,000	9,107,809
[a] Steelriver Transmission Co., LLC, 4.71% due 6/30/2017	NR/Baa1	2,823,230	2,823,207
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	4,825,000	4,865,491
Toledo Edison Co., 7.25% due 5/1/2020	BBB+/Baa1	167,000	181,985
[a,b] Transelec S.A., 4.25% due 1/14/2025	BBB/Baa1	6,000,000	6,128,613
UIL Holdings Corp., 4.625% due 10/1/2020	BBB/Baa1	11,660,000	12,030,158
Gas Utilities — 0.26%
AGL Capital Corp., 3.50% due 9/15/2021	A-/Baa1	9,925,000	10,232,804
Spire, Inc., 2.55% due 8/15/2019	BBB+/Baa2	2,350,000	2,364,365
Independent Power & Renewable Electricity Producers — 0.13%
[a] Midland Cogeneration Venture, 6.00% due 3/15/2025	BBB-/NR	5,987,152	6,357,793
Multi-Utilities — 0.68%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	3,900,000	3,943,688
Dominion Gas Holdings, LLC, 2.80% due 11/15/2020	BBB+/A2	5,000,000	5,061,795
[a] Enable Oklahoma Intrastate Transmission, LLC, 6.25% due 3/15/2020	BB+/Baa3	3,640,000	3,891,276

Semi-Annual Reports    23

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
[a,b] Korea Hydro & Nuclear Power Co. Ltd., 2.875% due 10/2/2018	AA/Aa2	$7,000,000	$7,075,968
[a] Niagara Mohawk Power Corp., 4.881% due 8/15/2019	A-/A2	10,000,000	10,668,680
SCANA Corp., 4.125% due 2/1/2022	BBB/Baa3	2,000,000	2,026,960

			282,393,980

TOTAL CORPORATE BONDS (Cost $2,269,749,436)			2,305,749,780

CONVERTIBLE BONDS — 0.42%
REAL ESTATE — 0.42%
Equity Real Estate Investment Trusts — 0.42%
[a] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	19,950,000	20,124,562

TOTAL CONVERTIBLE BONDS (Cost $19,950,000)			20,124,562

MUNICIPAL BONDS — 2.39%
American Municipal Power Ohio, Inc., 5.072% due 2/15/2018 (Meldahl Hydroelectric)	A/A3	5,000,000	5,125,000
Anaheim California Public Financing Authority, 5.316% due 9/1/2017 (Anaheim Public Improvements; Insured: Natl-Re/FGIC)	AA-/A1	520,000	526,947
Anaheim California Public Financing Authority, 5.486% due 9/1/2020 (Anaheim Public Improvements; Insured: Natl-Re)	AA-/A1	3,270,000	3,422,349
Brentwood California Infrastructure Financing Authority, 6.16% due 10/1/2019 (Civic Center)	AA/NR	2,110,000	2,222,547
California HFFA, 6.76% due 2/1/2019 (Community Program for Persons with Developmental Disabilities)	AA-/NR	3,905,000	4,112,551
California School Finance Authority, 5.041% due 7/1/2020 (LOC: City National Bank)	AA+/NR	4,000,000	4,313,280
Camden County Improvement Authority, 5.47% due 7/1/2018 (Cooper Medical School of Rowan University)	A/A2	2,140,000	2,226,007
Camden County Improvement Authority, 5.62% due 7/1/2019 (Cooper Medical School of Rowan University)	A/A2	3,025,000	3,223,259
City and County of San Francisco Redevelopment Financing Authority, 8.00% due 8/1/2019 (San Francisco Redevelopment Projects)	AA-/A2	6,500,000	7,047,040
City of Fort Collins Colorado Electric Utility Enterprise, 4.92% due 12/1/2020 (Fort Collins Smart Grid)	AA-/NR	2,250,000	2,351,205
City of Riverside California, 5.61% due 8/1/2017 (City Sewer System)	A+/A1	2,000,000	2,027,560
Connecticut Housing Finance Authority, 5.071% due 11/15/2019 (Housing Mtg Finance Program)	AAA/Aaa	1,585,000	1,620,932
Denver Public Schools COP, 2.018% due 12/15/2019 (School District No. 1 Educational Facilities)	NR/Aa3	3,000,000	3,007,500
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	11,245,000	11,393,434
Kentucky Asset/Liability Commission, 2.099% due 4/1/2019 (Commonwealth of Kentucky and Teachers’ Retirement System Funding Obligations)	A/Aa3	3,000,000	3,018,750
Los Angeles County Public Works Financing Authority, 5.591% due 8/1/2020 (Los Angeles County & USC Medical Center Projects)	AA/Aa3	3,000,000	3,312,060
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	4,590,287	4,578,077
Municipal Improvement Corp. of Los Angeles, 6.165% due 11/1/2020 (Recovery Zone Economic Development)	A+/Aa3	11,885,000	13,060,545
New York City Transitional Finance Authority, 4.075% due 11/1/2020 (World Trade Center Recovery)	AAA/Aa1	2,500,000	2,682,300
Oklahoma Development Finance Authority, 8.00% due 5/1/2020 (Cleveland County Industrial Authority (CCIA) - Hitachi Norman, Oklahoma Project)	NR/NR	3,355,000	3,382,175
Orleans Parish School Board GO, 4.40% due 2/1/2021 (Educational Facilities Improvements; Insured: AGM)	AA/A2	10,000,000	10,718,400
Redevelopment Agency of the City of Redlands, 5.818% due 8/1/2022 (Redlands Redevelopment; Insured: AMBAC) (ETM)	NR/NR	1,495,000	1,621,492
Redevelopment Agency of the County of San Bernardino, 7.135% due 9/1/2020 (San Sevaine Redevelopment Project)	BBB/NR	1,045,000	1,098,264
Rutgers State University GO, 2.342% due 5/1/2019 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	3,485,000	3,506,363
Rutgers State University GO, 3.028% due 5/1/2021 (New Brunswick, Newark and Camden Campus Facilities)	A+/Aa3	1,500,000	1,510,305
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	1,000,000	1,000,370
Tampa-Hillsborough County Florida Expressway Authority, 2.22% due 7/1/2018 (Electronic Tolling Program)	A/A2	2,000,000	2,002,680
Tampa-Hillsborough County Florida Expressway Authority, 2.49% due 7/1/2019 (Electronic Tolling Program)	A/A2	2,500,000	2,503,775
Tampa-Hillsborough County Florida Expressway Authority, 2.84% due 7/1/2020 (Electronic Tolling Program)	A/A2	1,750,000	1,754,830
Wallenpaupack Area School District GO, 3.80% due 9/1/2019 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	3,000,000	3,108,690
Wallenpaupack Area School District GO, 4.00% due 9/1/2020 (Pike and Wayne Counties Educational Facilities) (State Aid Withholding)	AA/NR	2,750,000	2,879,003
Yuba Levee Financing Authority, 6.375% due 9/1/2021 (pre-refunded 9/1/2017) (Yuba County Levee Financing Project)	AA/NR	1,000,000	1,021,900

TOTAL MUNICIPAL BONDS (Cost $110,623,516)			115,379,590

SHORT TERM INVESTMENTS — 9.62%
Bank of New York Tri-Party Repurchase Agreement 1.11% dated 3/31/2017 due 4/3/2017, repurchase price $125,011,563 collateralized by 71 corporate debt securities, having an average coupon of 3.98%, a minimum credit rating of BBB-, maturity dates from 6/24/2018 to 8/8/2056, and having an aggregate market value of $133,780,848 at 3/31/2017	NR/NR	125,000,000	125,000,000
[a] Canadian National Railway, 0.85% due 4/12/2017	NR/NR	5,000,000	4,998,701
[a] Cintas Executive, 1.15% due 4/6/2017	NR/NR	22,000,000	21,996,486
Farmer Mac Discount Note, 0.50% due 4/3/2017	NR/NR	20,000,000	19,999,445
Federal Home Loan Discount Note, 0.65% due 4/10/2017	NR/NR	3,000,000	2,999,513
Federal Home Loan Discount Note, 0.30% due 4/3/2017	NR/NR	57,000,000	56,998,675

24    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Limited Term Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/ MOODY’S	PRINCIPAL AMOUNT	VALUE
Florida Power & Light Co., 1.00% due 4/4/2017	NR/NR	$4,000,000	$3,999,667
[a] Intercontinental Exchange, 0.86% due 4/3/2017	NR/NR	11,000,000	10,999,474
[a] KCP&L Greater Missouri Operations Co., 1.15% due 4/7/2017	NR/NR	22,000,000	21,995,783
[a] Kentucky Utilities Co., 1.13% due 4/5/2017	NR/NR	15,000,000	14,998,117
[a] Kentucky Utilities Co., 1.13% due 4/6/2017	NR/NR	5,000,000	4,999,215
[a] Louisville Gas & Electric Co., 1.13% due 4/6/2017	NR/NR	15,000,000	14,997,688
[a] Louisville Gas & Electric Co., 1.13% due 4/10/2017	NR/NR	8,000,000	7,997,740
[a] McCormick & Company Inc., 0.95% due 4/3/2017	NR/NR	22,000,000	21,998,839
[a] Reckitt Benckiser Co., 0.95% due 4/3/2017	NR/NR	5,090,000	5,089,731
[a] Rockwell Automation, Inc., 0.97% due 4/7/2017	NR/NR	22,000,000	21,996,443
[a] The Home Depot Inc., 0.77% due 4/7/2017	NR/NR	22,000,000	21,997,177
[a] United Parcel Service, Inc., 0.73% due 4/6/2017	NR/NR	22,000,000	21,997,769
United States Treasury Bill, 0.431% due 4/6/2017	NR/NR	23,000,000	22,998,623
United States Treasury Bill, 0.69% due 4/13/2017	NR/NR	36,800,000	36,791,536

TOTAL SHORT TERM INVESTMENTS (Cost $464,850,622)			464,850,622

TOTAL INVESTMENTS — 99.77% (Cost $4,789,511,110)			$4,823,137,436
OTHER ASSETS LESS LIABILITIES — 0.23%			10,934,902

NET ASSETS — 100.00%			$4,834,072,338

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2017, the aggregate value of these securities in the Fund’s portfolio was $1,830,590,878, representing 37.87% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
CMO	Collateralized Mortgage Obligation
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
GO	General Obligation
HFFA	Health Facilities Financing Authority

Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
SPV	Special Purpose Vehicle
VA	Veterans Affairs

See notes to financial statements.

Semi-Annual Reports    25

Fund Summary

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s objective is to seek current income, consistent with preservation of capital.

The Fund invests in debt obligations issued by the U.S. Government, its agencies, or its instrumentalities, and in debt obligations rated at the time of purchase in one of the four highest credit ratings categories or, if no credit rating is available, judged to be of comparable quality by the Fund’s advisor. The Fund aims to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a laddered portfolio of investments with a dollar-weighted average duration of normally no more than three years.

LONG-TERM STABILITY OF PRINCIPAL

Net Asset Value History of A Shares

KEY PORTFOLIO ATTRIBUTES

Number of Bonds	182

Effective Duration	1.2 Yrs

Average Maturity	2.0 Yrs

SECURITY CREDIT RATINGS

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs).

PORTFOLIO LADDER

Percent of portfolio maturing in each year. Cash includes cash equivalents.

There is no guarantee that the Fund will meet its investment objective.

All data is subject to change. Charts may not add up to 100% due to rounding.

26    Semi-Annual Reports

Schedule of Investments

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY SECURITIES — 8.75%
United States Treasury Notes, 0.875% due 6/15/2017	NR/Aaa	$100,000	$100,017
United States Treasury Notes, 0.625% due 8/31/2017	NR/Aaa	200,000	199,806
United States Treasury Notes, 0.75% due 12/31/2017	NR/Aaa	400,000	399,203
United States Treasury Notes, 0.125% due 4/15/2019	NR/Aaa	233,136	236,503
United States Treasury Notes, 0.125% due 4/15/2021	NR/Aaa	358,547	362,380
United States Treasury Notes Inflationary Index, 0.125% due 4/15/2020	NR/Aaa	388,793	394,605

TOTAL U.S. TREASURY SECURITIES (Cost $1,682,944)			1,692,514

U.S. GOVERNMENT AGENCIES — 3.64%
Export Leasing (2009), LLC, (Guaranty: Export-Import Bank of the United States), 1.859% due 8/28/2021	NR/NR	59,186	58,841
[a] Micron Semiconductor Ltd., (Guaranty: Export-Import Bank of the United States), 1.258% due 1/15/2019	NR/NR	200,000	198,645
[a] Petroleos Mexicanos Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.373% due 4/15/2025	NR/NR	82,500	81,420
[a] Petroleos Mexicanos, (Guaranty: Export-Import Bank of the United States), 1.70% due 12/20/2022	NR/NR	60,000	59,092
[a] Reliance Industries Ltd., (Guaranty: Export-Import Bank of the United States), 1.87% due 1/15/2026	NR/NR	118,421	115,402
Small Business Administration Participation Certificates, Series 2005-20K Class 1, 5.36% due 11/1/2025	NR/NR	32,077	34,199
[a] Washington Aircraft 2 Co. Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of the United States), 1.583% due 6/26/2024	NR/NR	159,540	157,205

TOTAL U.S. GOVERNMENT AGENCIES (Cost $711,434)			704,804

MORTGAGE BACKED — 3.73%
Federal Home Loan Mtg Corp., CMO Series K716 Class A1, 2.413% due 8/25/2047	NR/Aaa	72,272	73,149
Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through, Series K710 Class A2, 1.883% due 5/25/2019	NR/NR	275,000	275,461
Federal Home Loan Mtg Corp., Pool G15523, 2.50% due 8/1/2025	NR/NR	148,502	150,816
Federal Home Loan Mtg Corp., Series 2586 Class AF, 5.00% due 3/15/2018	NR/NR	124,246	125,663
Federal National Mtg Assoc. Pool AS3705, 2.50% due 11/1/2024	NR/NR	93,957	95,201

TOTAL MORTGAGE BACKED (Cost $724,466)			720,290

ASSET BACKED SECURITIES — 29.80%
ADVANCE RECEIVABLES — 1.16%
[b] New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575% due 10/15/2049	AAA/NR	100,000	98,937
[b] SPS Servicer Advance Receivables Trust, Series 2015-T3 Class AT3, 2.92% due 7/15/2047	NR/NR	125,000	125,192

			224,129

AUTO RECEIVABLES — 6.32%
Ally Auto Receivables Trust, Series 15-1 Class A3, 1.39% due 9/16/2019	AAA/Aaa	133,765	133,761
Ally Auto Receivables Trust, Series 15-2 Class A3, 1.49% due 11/15/2019	AAA/Aaa	95,521	95,543
[b] Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A Class A, 2.10% due 3/20/2019	NR/Aaa	100,000	100,269
Capital Auto Receivables Asset Trust, Series 2016-3 Class A2A, 1.36% due 4/22/2019	AAA/Aaa	86,170	86,159
[b] Chesapeake Funding II, LLC, Series 2016-1A Class A1, 2.11% due 3/15/2028	NR/Aaa	192,127	192,260
[b] Drive Auto Receivables Trust, Series 2017-AA Class B, 2.51% due 1/15/2021	AA/Aa1	125,000	125,229
[b] Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% due 7/15/2026	AAA/NR	100,000	100,255
[b] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87% due 10/15/2021	A/NR	87,105	87,439
[b] GM Financial Automobile Leasing Trust, Series 2014-2A Class A4, 1.62% due 2/20/2018	NR/Aaa	100,000	100,041
Nissan Auto Receivables Owner Trust, Series 2016-B Class A2B Floating Rate Note, 1.212% due 4/15/2019	NR/Aaa	80,215	80,310
[b] OSCAR US Funding Trust, Series 2014-1A Class A3, 1.72% due 4/15/2019	AAA/Aaa	51,070	50,783
[b,c] OSCAR US Funding Trust, Series 2016-2A Class A3, 2.73% due 12/15/2020	AAA/Aaa	70,000	69,790

			1,221,839

COMMERCIAL MTG TRUST — 2.84%
[b] Barclays Commercial Mortgage Securities, LLC, Series 2015-STP Class A, 3.323% due 9/10/2028	AAA/NR	99,677	102,242
COMM Mortgage Trust, Series 2016-DC2 Class A1, 1.82% due 2/10/2049	NR/Aaa	113,243	113,173
[b] DBUBS Mortgage Trust CMO, Series 2011-LC2A Class A1FL, 2.208% due 7/12/2044	NR/Aaa	40,836	41,086
[b] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.778% due 12/25/2045	NR/Baa3	19,945	20,167
[b] JPMorgan Chase Commercial Mortgage, Series 2014-BXH Class A Floating Rate Note, 1.812% due 4/15/2027	AAA/NR	92,075	92,129
Morgan Stanley BAML Trust, Series 2012-C6 Class A2, 1.868% due 11/15/2045	NR/Aaa	74,142	74,198
[b] Morgan Stanley Re-REMIC Trust, Series 2009-GG10 Class A4A, 5.949% due 8/12/2045	NR/Aaa	11,026	11,026
WFRBS Commercial Mortgage Trust, Series 2014-C22 Class A1, 1.479% due 9/15/2057	NR/Aaa	96,377	95,993

			550,014

CREDIT CARD — 2.90%
Barclays Dryrock Issuance Trust, Series 2015-4 Class A, 1.72% due 8/16/2021	AAA/NR	100,000	100,029
Barclays Dryrock Issuance Trust, Series 2016-1 Class A, 1.52% due 5/16/2022	AAA/NR	135,000	133,896
[b] Cabela’s Master Credit Card Trust, Series 2013-2A Class A1, 2.17% due 8/16/2021	AAA/NR	150,000	150,819

Semi-Annual Reports    27

Schedule of Investments, Continued

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Cabela’s Master Credit Card Trust, Series 2015-1A Class A2 Floating Rate Note, 1.452% due 3/15/2023	AAA/NR	$75,000	$75,420
Synchrony Credit Card Master Note Trust, Series 2014-1 Class A, 1.61% due 11/15/2020	AAA/Aaa	100,000	100,145

			560,309

OTHER ASSET BACKED — 10.50%
[b] Alterna Funding I, LLC, Series 2014-1A, 1.639% due 2/15/2021	NR/NR	23,623	23,150
[b] AMSR Trust, Series 2016-SFR1 Class A Floating Rate Note, 2.343% due 11/17/2033	NR/Aaa	100,000	100,436
[b] BCC Funding Corp., Series 2016-1 Class A1, 1.10% due 9/20/2017	NR/NR	40,121	40,087
[b] CLI Funding, LLC, Series 2014-1A Class A, 3.29% due 6/18/2029	A/NR	72,534	69,580
[b] Dell Equipment Finance Trust, Series 2015-2 Class A3, 1.72% due 9/22/2020	AAA/Aaa	125,000	125,240
[b] Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54% due 5/20/2027	A+/NR	110,543	110,533
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216% due 1/25/2042	BBB+/Baa1	144,484	147,201
[b] Engs Commercial Finance Trust, Series 2016-1A Class A1, 1.25% due 11/22/2017	NR/NR	39,483	39,488
[b] Enterprise Fleet Financing LLC, Series 2016-2 Class A1, 0.85% due 7/20/2017	A-1+/NR	29,598	29,592
GE Dealer Floorplan Master Note Trust, Series 2012-2 Class A Floating Rate Note, 1.728% due 4/22/2019	NR/Aaa	100,000	100,025
[b] GTP Acquisition Partners I, LLC, Series 2015-1 Class A, 2.35% due 6/15/2045	NR/Aaa	100,000	98,718
Harley-Davidson Motorcycle Trust, Series 2015-2 Class A4, 1.66% due 12/15/2022	AAA/Aaa	100,000	99,840
[b] Hertz Fleet Lease Funding LP, Series 2016-1 Class A1 Floating Rate Note, 1.958% due 4/10/2030	NR/Aaa	200,000	200,897
MVW Owner Trust, Series 2013-1X Class A, 2.15% due 4/22/2030	A+/NR	32,036	31,921
[b] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21% due 5/17/2020	BBB+/NR	100,000	99,416
[b] OneMain Financial Issuance Trust, Series 2016-2A Class A, 4.10% due 3/20/2028	A+/NR	100,000	102,436
[b] PFS Financing Corp., Series 2015-AA Class A Floating Rate Note, 1.532% due 4/15/2020	AAA/Aaa	100,000	99,968
[b] PFS Tax Lien Trust, Series 2014-1, 1.44% due 5/15/2029	AAA/NR	22,455	22,311
[b] SBA Tower Trust, Series 2012-1 Class C, 2.933% due 12/9/2042	NR/A2	100,000	100,049
[b] SBA Tower Trust, Series 2014-1A Class C, 2.898% due 10/15/2044	NR/A2	100,000	100,311
[b] Sierra Receivables Funding Co., LLC, Series 2014-1A Class A, 2.07% due 3/20/2030	A/NR	20,269	20,065
[b] Sierra Receivables Funding Co., LLC, Series 2015-1A Class A, 2.40% due 3/22/2032	A/NR	104,271	103,801
[b] Sierra Receivables Funding Co., LLC, Series 2015-3A Class A, 2.58% due 9/20/2032	A/NR	44,786	44,956
[b] Tax Ease Funding, LLC, Series 2016-1A Class A, 3.131% due 6/15/2028	NR/NR	120,719	120,797

			2,030,818

RESIDENTIAL MTG TRUST — 1.72%
[b] Angel Oak Mortgage Trust LLC, Series 2017-1 Class A2, 3.085% due 1/25/2047	NR/NR	95,657	95,656
[b] B2R Mortgage Trust, Series 2015-2 Class A, 3.336% due 11/15/2048	NR/NR	96,538	96,147
[b] Nationstar HECM Loan Trust, Series 16-1A Class A, 2.981% due 2/25/2026	NR/Aaa	45,938	45,938
[b] Towd Point Mortgage Trust, Series 2016-5 Class A1, 2.50% due 10/25/2056	NR/NR	95,593	94,996

			332,737

STUDENT LOAN — 4.36%
[b] Navient Student Loan Trust, Series 2015-AA Class A1, 1.412% due 12/15/2021	NR/Aaa	6,016	6,015
[b] Navient Student Loan Trust, Series 2016-6A Class A2 Floating Rate Note, 1.732% due 3/25/2066	AAA/Aaa	100,000	100,595
[b] Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.528% due 12/26/2040	NR/NR	136,680	136,680
[b] Pennsylvania Higher Education Assistance Agency, Series 2012-1A Class A1 Floating Rate Note, 1.532% due 5/25/2057	AA+/NR	50,088	49,492
[b] SLM Student Loan Trust, Series 2011-A Class A3 Floating Rate Note, 3.412% due 1/15/2043	AAA/Aaa	100,000	104,508
SLM Student Loan Trust, Series 2013-4 Class A Floating Rate Note, 1.532% due 6/25/2043	NR/Baa3	57,207	56,037
SLM Student Loan Trust, Series 2013-6 Class A2 Floating Rate Note, 1.482% due 2/25/2021	NR/Aaa	60,832	60,857
[b] SLM Student Loan Trust, Series 2013-B Class A2B Floating Rate Note, 2.012% due 6/17/2030	AAA/NR	200,000	201,921
[b] Social Professional Loan Program, LLC, Series 2014-A Class A1 Floating Rate Note, 2.356% due 6/25/2025	AAA/NR	90,015	91,924
[b] Social Professional Loan Program, LLC, Series 2014-B Class A2, 2.55% due 8/27/2029	AAA/Aa1	35,821	35,939

			843,968

TOTAL ASSET BACKED SECURITIES (Cost $5,763,673)			5,763,814

CORPORATE BONDS — 50.30%
AUTOMOBILES & COMPONENTS — 1.81%
Automobiles — 1.81%
[b] Daimler Finance North America, LLC, 2.45% due 5/18/2020	A/A2	150,000	150,189
[b] Hyundai Capital America, 2.00% due 3/19/2018	A-/Baa1	50,000	50,045
[b] Hyundai Capital America, 2.40% due 10/30/2018	A-/Baa1	50,000	50,157
[b] Nissan Motor Acceptance Corp., 1.95% due 9/12/2017	A-/A2	100,000	100,097

			350,488

BANKS — 5.12%
Banks — 5.12%
Bank of America Corp. Floating Rate Note, 2.063% due 1/15/2019	BBB+/Baa1	100,000	101,212
Citigroup, Inc., 1.70% due 4/27/2018	BBB+/Baa1	75,000	75,032
Citigroup, Inc., 2.50% due 7/29/2019	BBB+/Baa1	75,000	75,677

28    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Fifth Third Bank, 2.30% due 3/15/2019	A-/A3	$200,000	$201,353
JPMorgan Chase & Co., 2.244% due 10/29/2020	A-/A3	125,000	127,705
[a] Mitsubishi UFJ Financial Group, Inc. Floating Rate Note, 2.935% due 3/1/2021	A/A1	200,000	206,815
[a] Santander UK plc Floating Rate Note, 2.601% due 3/14/2019	A/Aa3	100,000	101,699
Wells Fargo & Co. Floating Rate Note, 2.112% due 12/7/2020	A/A2	100,000	101,430

			990,923

CAPITAL GOODS — 1.04%
Construction & Engineering — 0.52%
URS Corp., 3.85% due 4/1/2017	BB-/NR	100,000	100,000
Machinery — 0.52%
Stanley Black & Decker, Inc., 2.451% due 11/17/2018	A-/Baa2	100,000	101,042

			201,042

COMMERCIAL & PROFESSIONAL SERVICES — 0.93%
Commercial Services & Supplies — 0.53%
Cintas Corp. No. 2, 2.90% due 4/1/2022	BBB+/A3	100,000	101,166
Professional Services — 0.40%
Dun & Bradstreet, Inc., 4.25% due 6/15/2020	BB+/NR	75,000	77,901

			179,067

CONSUMER DURABLES & APPAREL — 1.28%
Leisure Products — 1.28%
Mattel, Inc., 2.35% due 8/15/2021	BBB/Baa2	125,000	122,159
Mattel, Inc., 1.70% due 3/15/2018	BBB/Baa2	125,000	124,788

			246,947

CONSUMER SERVICES — 0.52%
Diversified Consumer Services — 0.52%
George Washington University, 4.411% due 9/15/2017	A+/A1	100,000	101,121

			101,121

DIVERSIFIED FINANCIALS — 5.51%
Capital Markets — 3.81%
Goldman Sachs Group, Inc. Floating Rate Note, 2.331% due 9/15/2020	BBB+/A3	100,000	101,448
Legg Mason, Inc., 2.70% due 7/15/2019	BBB/Baa1	100,000	100,975
Moody’s Corp., 2.75% due 7/15/2019	BBB+/NR	50,000	50,652
Moody’s Corp. Floating Rate Note, 1.414% due 9/4/2018	BBB+/NR	50,000	50,087
Morgan Stanley, 2.80% due 6/16/2020	BBB+/A3	50,000	50,607
Morgan Stanley Floating Rate Note, 2.177% due 1/27/2020	BBB+/A3	75,000	76,295
State Street Corp. Floating Rate Note, 1.952% due 8/18/2020	A/A1	100,000	101,901
[a,b] UBS AG Jersey Floating Rate Note, 2.597% due 9/24/2020	A-/Baa1	200,000	203,870
Consumer Finance — 0.26%
Synchrony Financial, 3.00% due 8/15/2019	BBB-/NR	50,000	50,780
Diversified Financial Services — 1.44%
[b] Athene Global Funding, 2.875% due 10/23/2018	A-/NR	75,000	75,439
Intercontinental Exchange, Inc., 2.75% due 12/1/2020	A/A2	100,000	101,534
S&P Global, Inc., 2.50% due 8/15/2018	NR/Baa1	50,000	50,395
S&P Global, Inc., 3.30% due 8/14/2020	NR/Baa1	50,000	51,081

			1,065,064

ENERGY — 3.72%
Oil, Gas & Consumable Fuels — 3.72%
[a] BP Capital Markets plc Floating Rate Note, 1.386% due 8/14/2018	A-/A2	150,000	150,367
[b] Chevron Phillips Chemical Co., LLC, Floating Rate Note, 1.784% due 5/1/2020	A-/A2	100,000	99,105
Exxon Mobil Corp., 2.222% due 3/1/2021	AA+/Aaa	75,000	75,145
Exxon Mobil Corp. Floating Rate Note, 1.835% due 3/1/2019	AA+/Aaa	75,000	76,059
Exxon Mobil Corp. Floating Rate Note, 1.654% due 2/28/2018	AA+/Aaa	50,000	50,297
[b] Kern River Funding Corp., 4.893% due 4/30/2018	A/A2	64,850	66,840
[a] Statoil ASA, 3.125% due 8/17/2017	A+/Aa3	200,000	201,275

			719,088

Semi-Annual Reports    29

Schedule of Investments, Continued

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
FOOD & STAPLES RETAILING — 0.16%
Food & Staples Retailing — 0.16%
Smith’s 1994-A3 Pass Through Trust, 9.20% due 7/2/2018	BBB/A2	$28,555	$30,240

			30,240

FOOD, BEVERAGE & TOBACCO — 5.72%
Beverages — 2.60%
Anheuser-Busch InBev Finance Inc. Floating Rate Note, 2.294% due 2/1/2021	A-/A3	150,000	154,514
Molson Coors Brewing Co., 2.10% due 7/15/2021	BBB-/Baa3	150,000	146,475
PepsiCo, Inc. Floating Rate Note, 1.535% due 10/6/2021	A/A1	200,000	201,238
Food Products — 2.60%
General Mills, Inc., 1.40% due 10/20/2017	BBB+/A3	50,000	50,024
Ingredion, Inc., 1.80% due 9/25/2017	BBB/Baa2	100,000	100,047
Kraft Heinz Foods Co., 1.60% due 6/30/2017	BBB-/Baa3	250,000	250,076
Mead Johnson Nutrition Co., 3.00% due 11/15/2020	BBB/Baa1	100,000	101,933
Tobacco — 0.52%
Altria Group, Inc., 2.625% due 1/14/2020	A-/A3	100,000	101,274

			1,105,581

HEALTH CARE EQUIPMENT & SERVICES — 2.33%
Health Care Equipment & Supplies — 0.78%
Abbott Laboratories, 2.35% due 11/22/2019	BBB/Baa3	150,000	150,622
Health Care Providers & Services — 1.55%
Catholic Health Initiatives, 1.60% due 11/1/2017	BBB+/Baa1	100,000	99,895
[b] Roche Holding, Inc. Floating Rate Note, 1.492% due 9/30/2019	AA/A1	200,000	200,883

			451,400

INSURANCE — 1.43%
Insurance — 1.43%
[a] Enstar Group Ltd., 4.50% due 3/10/2022	BBB-/NR	50,000	50,629
[b] Principal Life Global Funding II, 1.50% due 9/11/2017	A+/A1	50,000	49,995
[b] Principal Life Global Funding II, 2.375% due 9/11/2019	A+/A1	50,000	50,313
[b] Reliance Standard Life Insurance Co., 3.05% due 1/20/2021	A/A2	25,000	25,208
[b] Reliance Standard Life Insurance Co., 2.50% due 4/24/2019	A/A2	100,000	100,662

			276,807

MATERIALS — 0.26%
Chemicals — 0.26%
Airgas, Inc., 3.05% due 8/1/2020	A-/A3	50,000	51,366

			51,366

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.36%
Biotechnology — 0.52%
Gilead Sciences, Inc., 2.55% due 9/1/2020	A/A3	100,000	101,077
Pharmaceuticals — 0.84%
[a] Actavis Funding SCS, 2.35% due 3/12/2018	BBB/Baa3	60,000	60,262
[a] Mylan N.V., 3.00% due 12/15/2018	BBB-/Baa3	100,000	101,160

			262,499

REAL ESTATE — 0.52%
Equity Real Estate Investment Trusts — 0.52%
Select Income REIT, 2.85% due 2/1/2018	BBB-/Baa2	100,000	100,637

			100,637

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.65%
Semiconductors & Semiconductor Equipment — 0.65%
[b] Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375% due 1/15/2020	BBB-/Baa2	125,000	124,985

			124,985

SOFTWARE & SERVICES — 4.50%
Information Technology Services — 1.83%
Fidelity National Information Services, Inc., 2.85% due 10/15/2018	BBB/Baa3	150,000	152,071

30    Semi-Annual Reports

Schedule of Investments, Continued

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
Fiserv, Inc., 2.70% due 6/1/2020	BBB/Baa2	$100,000	$101,132
Total System Services, Inc., 2.375% due 6/1/2018	BBB-/Baa3	100,000	100,416
Internet Software & Services — 0.60%
eBay, Inc., 2.50% due 3/9/2018	BBB+/Baa1	115,000	115,874
Software — 2.07%
Autodesk, Inc., 3.125% due 6/15/2020	BBB/Baa2	100,000	101,930
CA Technologies, Inc., 2.875% due 8/15/2018	BBB+/Baa2	125,000	126,651
Oracle Corp., 1.90% due 9/15/2021	AA-/A1	175,000	171,958

			870,032

TECHNOLOGY HARDWARE & EQUIPMENT — 2.50%
Communications Equipment — 1.31%
Cisco Systems, Inc. Floating Rate Note, 1.652% due 2/21/2018	AA-/A1	150,000	150,818
Juniper Networks, Inc., 3.30% due 6/15/2020	BBB/Baa2	100,000	102,282
Technology, Hardware, Storage & Peripherals — 1.19%
Apple, Inc. Floating Rate Note, 1.873% due 2/22/2019	AA+/Aa1	50,000	50,757
Apple, Inc. Floating Rate Note, 2.183% due 2/23/2021	AA+/Aa1	50,000	51,602
Apple, Inc. Floating Rate Note, 1.538% due 2/9/2022	AA+/Aa1	25,000	25,202
Hewlett Packard Enterprise Co. Floating Rate Note, 2.929% due 10/5/2018	BBB/Baa2	100,000	102,042

			482,703

TELECOMMUNICATION SERVICES — 3.33%
Diversified Telecommunication Services — 2.30%
AT&T, Inc., 2.45% due 6/30/2020	BBB+/Baa1	100,000	99,993
AT&T, Inc., 2.082% due 6/30/2020	BBB+/Baa1	50,000	50,584
AT&T, Inc., 1.962% due 11/27/2018	BBB+/Baa1	50,000	50,457
Verizon Communications, Inc. Floating Rate Note, 2.871% due 9/14/2018	BBB+/Baa1	140,000	142,963
Verizon Communications, Inc. Floating Rate Note, 1.918% due 6/17/2019	BBB+/Baa1	100,000	100,714
Wireless Telecommunication Services — 1.03%
[a] Vodafone Group plc, 1.25% due 9/26/2017	BBB+/Baa1	200,000	199,828

			644,539

TRANSPORTATION — 0.56%
Air Freight & Logistics — 0.04%
[b] FedEx Corp. 2012 Pass-Through Trust, 2.625% due 1/15/2018	BBB/Baa1	7,346	7,338
Road & Rail — 0.52%
[b] Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20% due 7/15/2020	BBB/Baa2	100,000	101,767

			109,105

UTILITIES — 7.05%
Electric Utilities — 6.53%
Cleveland Electric Illuminating Co., 7.88% due 11/1/2017	BBB+/Baa1	185,000	191,446
Commonwealth Edison Co., 6.15% due 9/15/2017	A-/A2	165,000	168,383
Duke Energy Corp. Floating Rate Note, 1.378% due 4/3/2017	BBB+/NR	200,000	200,000
Duke Energy Florida Project Finance, LLC, 1.196% due 3/1/2022	AAA/Aaa	201,000	199,773
[a,b] Electricite de France S.A., 2.15% due 1/22/2019	A-/A3	100,000	100,115
[a,b] Enel Finance International S.A., 6.25% due 9/15/2017	BBB/Baa2	100,000	102,004
Exelon Corp., 1.55% due 6/9/2017	BBB-/Baa2	50,000	50,002
Exelon Corp., 2.85% due 6/15/2020	BBB-/Baa2	50,000	50,655
NextEra Energy Capital Holdings, Inc., 1.586% due 6/1/2017	BBB+/Baa1	100,000	100,027
The Southern Co., 2.45% due 9/1/2018	BBB+/Baa2	100,000	100,839
Multi-Utilities — 0.52%
Dominion Gas Holdings, LLC, 2.50% due 12/15/2019	BBB+/A2	100,000	101,120

			1,364,364

TOTAL CORPORATE BONDS (Cost $9,659,777)			9,727,998

CONVERTIBLE BONDS — 0.26%
REAL ESTATE — 0.26%
Equity Real Estate Investment Trusts — 0.26%
[b] IAS Operating Partnership LP, 5.00% due 3/15/2018	NR/NR	50,000	50,437

TOTAL CONVERTIBLE BONDS (Cost $48,962)			50,437

Semi-Annual Reports    31

Schedule of Investments, Continued

Thornburg Low Duration Income Fund	March 31, 2017 (Unaudited)

ISSUER-DESCRIPTION	CREDIT RATING† S&P/MOODY’S	PRINCIPAL AMOUNT	VALUE
MUNICIPAL BONDS — 1.33%
JobsOhio Beverage System, 2.217% due 1/1/2019 (State Liquor Enterprise)	AA/Aa3	$100,000	$101,320
Louisiana Local Government Environmental Facilities and Community Development Authority, 1.66% due 2/1/2022 (Louisiana Utilities Restoration)	AAA/Aaa	54,974	54,827
Sandoval County, New Mexico, 1.452% due 6/1/2017	A+/NR	100,000	100,037

TOTAL MUNICIPAL BONDS (Cost $253,353)			256,184

SHORT TERM INVESTMENTS — 4.35%		84,193	841,926
[d] Thornburg Capital Management Fund

TOTAL SHORT TERM INVESTMENTS (Cost $841,926)			841,926

TOTAL INVESTMENTS — 102.16% (Cost $19,686,535)			$19,757,967
LIABILITIES NET OF OTHER ASSETS — (2.16)%			(417,866)

NET ASSETS — 100.00%			$19,340,101

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred subsequent to the reporting period end. Bonds issued with a maturity of one year or less are assigned Moody’s ratings from MIG-1 to MIG-4 and Standard and Poor’s ratings from SP-1+ to SP-3 with MIG-1 and SP-1+ being the strongest ratings.
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2017, the aggregate value of these securities in the Fund’s portfolio was $6,035,956, representing 31.21% of the Fund’s net assets.
c	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
d	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/ PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/ PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	136,327	739,439	791,573	84,193	$841,926	$3,779	$—

Total non-controlled affiliated issuers - 4.35% of net assets					$841,926	$3,779	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

CMO	Collateralized Mortgage Obligation
Mtg	Mortgage
REIT	Real Estate Investment Trust
SBA	Small Business Administration

See notes to financial statements.

32    Semi-Annual Reports

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $292,595,596, $4,789,511,110,and 18,844,609, respectively)	$292,018,716	$4,823,137,436	$18,916,041
Non-controlled affiliated issuer (cost $0, $0, and $841,926,respectively)	—	—	841,926
Cash	77,010	3,747,597	—
Receivable for investments sold	—	1,205,000	—
Receivable for fund shares sold	948,376	16,900,940	47,416
Receivable from investment advisor	—	—	7,673
Dividends receivable	—	—	761
Interest receivable	970,172	25,646,124	60,307
Prepaid expenses and other assets	173,987	128,822	34,674

Total Assets	294,188,261	4,870,765,919	19,908,798

LIABILITIES
Payable for investments purchased	—	19,855,514	761
Payable for fund shares redeemed	1,055,870	13,024,555	523,753
Payable to investment advisor and other affiliates (Note 4)	139,647	2,178,194	—
Accounts payable and accrued expenses	—	765,539	42,866
Dividends payable	103,950	869,779	1,317

Total Liabilities	1,299,467	36,693,581	568,697

NET ASSETS	$292,888,794	$4,834,072,338	$19,340,101

NET ASSETS CONSIST OF
Undistributed (distribution in excess of) net investment income	$(578,541)	$(1,650,835)	$1,205
Net unrealized appreciation (depreciation) on investments	(576,880)	33,626,326	71,432
Accumulated net realized gain (loss)	(9,587,606)	(2,342,268)	3,211
Net capital paid in on shares of beneficial interest	303,631,821	4,804,439,115	19,264,253

	$292,888,794	$4,834,072,338	$19,340,101

Semi-Annual Reports    33

Statements of Assets and Liabilities, Continued

March 31, 2017 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($99,631,317, $949,142,731, and $6,651,391 applicable to 7,651,074, 70,934,537, and 535,723 shares of beneficial interest outstanding - Note 5)	$13.02	$13.38	$12.42
Maximum sales charge, 1.50% of offering price	0.20	0.20	0.19

Maximum offering price per share	$13.22	$13.58	$12.61

Class C Shares:
Net asset value and offering price per share* ($41,673,093 and $617,261,103 applicable to 3,181,202 and 46,205,448 shares of beneficial interest outstanding - Note 5)	$13.10	$13.36	$—

Class I Shares:
Net asset value, offering and redemption price per share ($130,863,916, $3,062,450,995, and $12,688,710 applicable to 10,049,034, 228,833,679, and 1,022,405 shares of beneficial interest outstanding - Note 5)	$13.02	$13.38	$12.41

Class R3 Shares:
Net asset value, offering and redemption price per share ($13,833,898 and $106,020,215 applicable to 1,061,696 and 7,917,879 shares of beneficial interest outstanding - Note 5)	$13.03	$13.39	$—

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,501,025 and $7,431,623 applicable to 192,094 and 555,698 shares of beneficial interest outstanding - Note 5)	$13.02	$13.37	$—

Class R5 Shares:
Net asset value, offering and redemption price per share ($4,385,545 and $91,765,671 applicable to 336,371 and 6,859,137 shares of beneficial interest outstanding - Note 5)	$13.04	$13.38	$—

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

34    Semi-Annual Reports

Statements of Operations

Six Months Ended March 31, 2017 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
INVESTMENT INCOME
Dividend income non-controlled affiliated issuer	$—	$—	$3,779
Interest income (net of premium amortized of $431,578, $3,916,830, and $26,639 and net of paydown losses of $529,985, $1,664,926, and $8,560, respectively)	3,131,703	61,535,659	226,889

Total Income	3,131,703	61,535,659	230,668

EXPENSES
Investment advisory fees (Note 4)	583,737	8,000,375	49,202
Administration fees (Note 4)
Class A Shares	66,914	667,289	5,393
Class C Shares	27,991	402,315	—
Class I Shares	33,251	710,002	3,993
Class R3 Shares	13,074	61,295	—
Class R4 Shares	1,287	4,343	—
Class R5 Shares	875	18,535	—
Distribution and service fees (Note 4)
Class A Shares	133,829	1,334,578	8,626
Class C Shares	111,568	1,607,546	—
Class R3 Shares	52,004	244,652	—
Class R4 Shares	2,571	8,734	—
Transfer agent fees
Class A Shares	46,101	653,495	13,644
Class C Shares	25,707	253,461	—
Class I Shares	53,305	1,068,891	4,999
Class R3 Shares	23,362	51,004	—
Class R4 Shares	3,528	16,954	—
Class R5 Shares	2,372	82,194	—
Registration and filing fees
Class A Shares	14,194	18,585	11,476
Class C Shares	8,416	15,128	—
Class I Shares	10,118	57,589	11,547
Class R3 Shares	7,757	9,511	—
Class R4 Shares	9,924	9,765	—
Class R5 Shares	10,052	10,522	—
Custodian fees (Note 2)	58,995	219,890	19,230
Professional fees	22,720	43,366	12,812
Accounting fees (Note 4)	5,457	76,545	454
Trustee fees	7,582	108,080	820
Other expenses	32,726	244,923	6,729

Total Expenses	1,369,417	15,999,567	148,925
Less:
Expenses reimbursed by investment advisor (Note 4)	(73,913)	(85,170)	(55,053)
Investment advisory fees waived by investment advisor (Note 4)	—	—	(27,764)

Net Expenses	1,295,504	15,914,397	66,108

Net Investment Income	$1,836,199	$45,621,262	$164,560

Semi-Annual Reports    35

Statements of Operations, Continued

Six Months Ended March 31, 2017 (Unaudited)

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG LOW DURATION INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on non-affiliated issuer investments	$(143,276)	$229,243	$10,732
Net change in unrealized appreciation (depreciation) on non-affiliated issuer investments	(5,204,708)	(46,092,987)	(106,323)

Net Realized and Unrealized Gain (Loss)	(5,347,984)	(45,863,744)	(95,591)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,511,785)	$(242,482)	$68,969

See notes to financial statements.

36    Semi-Annual Reports

Statements of Changes in Net Assets

Thornburg Limited Term U.S. Government Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$1,836,199	$3,717,056
Net realized gain (loss) on investments	(143,276)	431,056
Net unrealized appreciation (depreciation) on investments	(5,204,708)	624,568

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,511,785)	4,772,680

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(749,794)	(1,621,961)
Class B Shares	—	(213)
Class C Shares	(249,053)	(599,665)
Class I Shares	(1,160,061)	(2,370,502)
Class R3 Shares	(139,147)	(314,773)
Class R4 Shares	(13,848)	(20,171)
Class R5 Shares	(30,293)	(31,611)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(10,286,243)	6,979,231
Class B Shares**	—	(146,065)
Class C Shares	(5,869,481)	1,598,490
Class I Shares	(11,146,399)	31,721,059
Class R3 Shares	(13,658,174)	11,722,796
Class R4 Shares	440,432	1,392,817
Class R5 Shares	3,879,331	(1,602,542)

Net Increase (Decrease) in Net Assets	(42,494,515)	51,479,570

NET ASSETS
Beginning of Period	335,383,309	283,903,739

End of Period	$292,888,794	$335,383,309

Distribution in excess of net investment income	$(578,541)	$(72,544)

*	Unaudited.
**	Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

Semi-Annual Reports    37

Statements of Changes in Net Assets

Thornburg Limited Term Income Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$45,621,262	$83,440,137
Net realized gain (loss) on investments	229,243	368,703
Net unrealized appreciation (depreciation) on investments	(46,092,987)	67,630,273

Net Increase (Decrease) in Net Assets Resulting from Operations	(242,482)	151,439,113

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(9,504,482)	(20,118,725)
Class C Shares	(5,063,369)	(10,624,842)
Class I Shares	(30,589,730)	(52,073,916)
Class R3 Shares	(813,017)	(2,231,397)
Class R4 Shares	(57,743)	(92,837)
Class R5 Shares	(741,281)	(1,551,920)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(151,107,809)	117,352,214
Class C Shares	(43,720,685)	46,797,603
Class I Shares	297,528,205	773,360,293
Class R3 Shares	2,738,158	(70,153,200)
Class R4 Shares	1,167,890	2,318,125
Class R5 Shares	20,607,826	(25,337,098)

Net Increase in Net Assets	80,201,481	909,083,413

NET ASSETS
Beginning of Period	4,753,870,857	3,844,787,444

End of Period	$4,834,072,338	$4,753,870,857

Distribution in excess of net investment income	$(1,650,835)	$(502,475)

*	Unaudited.

See notes to financial statements.

38    Semi-Annual Reports

Statements of Changes in Net Assets

Thornburg Low Duration Income Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$164,560	$235,375
Net realized gain (loss) on investments	10,732	3,535
Net unrealized appreciation (depreciation) on investments	(106,323)	163,252

Net Increase (Decrease) in Net Assets Resulting from Operations	68,969	402,162

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(54,466)	(98,936)
Class I Shares	(110,584)	(145,144)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(3,550,627)	230,729
Class I Shares	(4,354,103)	8,956,507

Net Increase (Decrease) in Net Assets	(8,000,811)	9,345,318

NET ASSETS
Beginning of Period	27,340,912	17,995,594

End of Period	$19,340,101	$27,340,912

Undistributed net investment income	$1,205	$1,695

*	Unaudited.

See notes to financial statements.

Semi-Annual Reports    39

Notes to Financial Statements

March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”), Thornburg Limited Term Income Fund (the “Income Fund”) and Thornburg Low Duration Income Fund (the “Low Duration Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Funds are currently three of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ primary objectives are to provide as high a level of current income as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. As a secondary objective, the Government Fund and the Income Fund seek to reduce changes in their share prices compared to longer term portfolios.

The Government Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Income Fund currently offers six classes of shares of beneficial interest outstanding, Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”).

The Low Duration Fund currently offers two classes of shares of beneficial interest outstanding, Class A and Institutional Class (“Class I”).

Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

40    Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Cost of investments for tax purposes	$292,595,596	$4,789,511,110	$19,686,535

Gross unrealized appreciation on a tax basis	$1,725,266	$55,952,327	$111,659
Gross unrealized depreciation on a tax basis	(2,302,146)	(22,326,001)	(40,227)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(576,880)	$33,626,326	$71,432

At March 31, 2017, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 as follows. For tax purposes, such losses will be recognized in the year ending September 30, 2017:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Deferred tax basis capital losses	$562,103	$–	$4,028

Semi-Annual Reports    41

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

At March 31, 2017, the Government Fund had cumulative tax basis capital losses of $8,758,031, (of which $2,091,263 are short-term and $6,666,768 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At March 31, 2017, the Government Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2018	$17,316
2019	106,151

$123,467

At March 31, 2017, the Income Fund had cumulative tax basis capital losses of $2,252,409, (of which $0 are short-term and $2,252,409 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

At March 31, 2017, the Low Duration Fund had cumulative tax basis capital losses of $3,471, (of which $0 are short-term and $3,471 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Funds categorize investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most

42    Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for a Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by a Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

GOVERNMENT FUND

The following table displays a summary of the fair value hierarchy measurements of the Government Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$67,176,644	$67,176,644	$—	$—
U.S. Government Agencies	57,720,185	2,010,443	55,709,742	—
Mortgage Backed	148,021,972	—	148,021,972	—
Short Term Investments	19,099,915	—	19,099,915	—

Total Investments in Securities	$292,018,716	$69,187,087	$222,831,629	$—

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017.

Semi-Annual Reports    43

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

	U.S. GOVERNMENT AGENCIES	TOTAL
Beginning Balance 9/30/2016	$2,863,421	$2,863,421
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)	—	—
Gross Purchases	—	—
Gross Sales	—	—
Net Change in Unrealized
Appreciation (Depreciation)	—	—
Transfers into Level 3(a)	—	—
Transfers out of Level 3(a)	(2,863,421)	(2,863,421)
Ending Balance 3/31/2017	$—	$—

(a)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.

INCOME FUND

The following table displays a summary of the fair value hierarchy measurements of the Income Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$314,451,876	$314,451,876	$—	$—
U.S. Government Agencies	232,061,283	—	228,701,283	3,360,000
Other Government	63,054,469	5,047,135	58,007,334	—
Mortgage Backed	232,188,860	—	206,121,202	26,067,658
Asset Backed Securities	1,075,276,394	—	1,065,872,853	9,403,541
Corporate Bonds	2,305,749,780	17,189,064	2,288,560,716	—
Convertible Bonds	20,124,562	—	20,124,562	—
Municipal Bonds	115,379,590	—	115,379,590	—
Short Term Investments	464,850,622	—	464,850,622	—

Total Investments in Securities	$4,823,137,436	$336,688,075	$4,447,618,162	$38,831,199

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, no unadjusted broker quotes were applied to portfolio securities characterized as Level 3 investments at March 31, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2017:

	FAIR VALUE AT MARCH 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Mortgage Backed	$26,067,658	Cost basis	Cost basis	$96.55 (N/A	)
U.S. Government Agencies	3,360,000	Market comparable securities yield method	Yields of comparable securities	3.25% (N/A	)
Asset-Backed Securities	9,403,541	Discounted cash flows	Third party vendor projection of discounted cash flows	2.80% – 5.40% (2.18%	)

Total	$38,831,199

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017.

44    Semi-Annual Reports

Notes To Financial Statements, Continued

March 31, 2017 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

	ASSET BACKED SECURITIES	MORTGAGE BACKED	U.S. GOVERNMENT AGENCIES	TOTAL(d)
Beginning Balance 9/30/2016	$9,667,174	$—	$3,540,000	$13,207,174
Accrued Discounts (Premiums)	7,170	925	(20,458)	(12,363)
Net Realized Gain (Loss)(a)	33,980	—	—	33,980
Gross Purchases	—	26,067,658	—	26,067,658
Gross Sales	(262,500)	—	—	(262,500)
Net Change in Unrealized
Appreciation (Depreciation)(b)(c)	(42,283)	(925)	(159,542)	(202,750)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Ending Balance 3/31/2017	$9,403,541	$26,067,658	$3,360,000	$38,831,199

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2017, which were valued using significant unobservable inputs, was $(202,750). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2017.
(d)	Level 3 investments represent 0.80% of total net assets at the six months ended March 31, 2017. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

LOW DURATION FUND

The following table displays a summary of the fair value hierarchy measurements of the Low Duration Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities
U.S. Treasury Securities	$1,692,514	$1,692,514	$—	$—
U.S. Government Agencies	704,804	—	704,804	—
Mortgage Backed	720,290	—	720,290	—
Asset Backed Securities	5,763,814	—	5,694,024	69,790
Corporate Bonds	9,727,998	—	9,727,998	—
Convertible Bonds	50,437	—	50,437	—
Municipal Bonds	256,184	—	256,184	—
Short Term Investments	841,926	841,926	—	—

Total Investments in Securities	$19,757,967	$2,534,440	$17,153,737	$69,790

(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a portfolio security characterized as a Level 3 investment was fair valued by the Committee using a yield of 2.90% based upon a third party projection of discounted cash flows.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017.

Semi-Annual Reports    45

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

	ASSET BACKED SECURITIES	TOTAL(c)
Beginning Balance 9/30/2016	$69,994	$69,994
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)	—	—
Gross Purchases	—	—
Gross Sales	—	—
Net Change in Unrealized
Appreciation (Depreciation)(a)(b)	(204)	(204)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2017	$69,790	$69,790

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(b)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2017, which were valued using significant unobservable inputs, was $(204). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2017.
(c)	Level 3 investments represent 0.36% of total net assets at the year ended March 31, 2017. Significant fluctuations of the unobservable inputs to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, a Fund pays the Advisor a management fee based on the daily net assets of a Fund at an annual rate as shown in the following table:

Management Fee Schedule
GOVERNMENT FUND		INCOME FUND		LOW DURATION FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $1 Billion	0.400%
Next $1 billion	0.325	Next $500 million	0.450	Next $500 million	0.300
Over $2 billion	0.275	Next $500 million	0.400	Next $500 million	0.250
		Next $500 million	0.350	Over $2 billion	0.225
		Over $2 billion	0.275

The Government Fund’s effective management fee for the period ended March 31, 2017 was 0.375% of the Fund’s average net assets.

The Income Fund’s effective management fee for the period ended March 31, 2017 was 0.338% of the Fund’s average net assets.

The Low Duration Fund’s effective management fee for the period ended March 31, 2017 was 0.40% of the Fund’s average net assets (before applicable management fee waiver of $27,764).

The Funds pay the Advisor the costs of personnel who perform certain accounting services for the Funds. For the six months ended March 31, 2017 the Government Fund, Income Fund, and Low Duration Fund paid $5,457, $76,545, and $454 to the Advisor for these accounting services, respectively. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Funds’ shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I and Class R5 shares. Total administrative service fees incurred by each class of shares of the Funds for the six months ended March 31, 2017, are set forth in the Statement of Operations.

46    Semi-Annual Reports

Notes To Financial Statements, Continued

March 31, 2017 (Unaudited)

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the six months ended March 31, 2017, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges (CDSC fees) from redemptions of Class C shares as follows:

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Commissions	$244	$84	$1,267
CDSC fees	$1,019	$23,932	$—

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class R3, and Class R4 shares of the Funds for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor and the Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable to each Fund’s Class C and Class R3 shares under which the Funds compensate the Distributor for services in promoting the sale of Class C and R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C and Class R3 shares.

Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statements of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Funds so that actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Funds prior to that date. The Advisor and Distributor retain the right to be repaid by the Funds for fee waivers and expense reimbursements if expenses fall below the contractual limit prior to the end of the fiscal year.

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Contractual:
Class A	$4,395	$—	$34,514
Class C	$1,962	$—	$—
Class I	$5,330	$—	$20,539
Class R3	$40,810	$61,249	$—
Class R4	$11,820	$18,168	$—
Class R5	$9,596	$5,753	$—

	GOVERNMENT FUND	INCOME FUND	LOW DURATION FUND
Voluntary:
Class A	$—	$—	$9,738
Class C	$—	$—	$—
Class I	$—	$—	$18,026
Class R3	$—	$—	$—
Class R4	$—	$—	$—
Class R5	$—	$—	$—

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Funds held by Trustees and Officers of the Trust and the Advisor is approximately .03%, .50%, and 33.04% for the Government Fund, Income Fund, and Low Duration Fund, respectively.

The Funds may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Government Fund had no affiliated fund transactions. The Income Fund had transactions of $1,921,393 in purchases. The Low Duration Fund had transactions of $1,921,393 in sales.

Semi-Annual Reports    47

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	619,669	$8,115,787	3,244,060	$42,920,650
Shares converted from Class B Shares	—	—	3,192	42,268
Shares issued to shareholders in reinvestment of dividends	52,095	680,733	107,867	1,428,746
Shares repurchased	(1,460,901)	(19,082,763)	(2,825,799)	(37,412,433)

Net increase (decrease)	(789,137)	(10,286,243)	529,320	6,979,231

Class B Shares*
Shares sold	—	—	13,171	$173,000
Shares issued to shareholders in reinvestment of dividends	—	—	15	201
Shares converted to Class A shares	—	—	(3,201)	(42,268)
Shares repurchased	—	—	(20,937)	(276,998)

Net increase (decrease)	—	—	(10,952)	(146,065)

Class C Shares
Shares sold	252,883	$3,333,164	1,382,885	$18,381,110
Shares issued to shareholders in reinvestment of dividends	16,808	220,953	39,396	524,936
Shares repurchased	(715,921)	(9,423,598)	(1,300,183)	(17,307,556)

Net increase (decrease)	(446,230)	(5,869,481)	122,098	1,598,490

Class I Shares
Shares sold	1,779,449	$23,241,852	6,846,168	$90,628,309
Shares issued to shareholders in reinvestment of dividends	58,943	770,313	109,182	1,446,413
Shares repurchased	(2,685,920)	(35,158,564)	(4,567,281)	(60,353,663)

Net increase (decrease)	(847,528)	(11,146,399)	2,388,069	31,721,059

Class R3 Shares
Shares sold	339,001	$4,455,470	1,457,239	$19,307,025
Shares issued to shareholders in reinvestment of dividends	8,642	113,098	21,503	284,976
Shares repurchased	(1,399,913)	(18,226,742)	(594,414)	(7,869,205)

Net increase (decrease)	(1,052,270)	(13,658,174)	884,328	11,722,796

Class R4 Shares
Shares sold	78,107	$1,017,904	120,688	$1,601,055
Shares issued to shareholders in reinvestment of dividends	981	12,807	1,452	19,238
Shares repurchased	(45,217)	(590,279)	(17,154)	(227,476)

Net increase (decrease)	33,871	440,432	104,986	1,392,817

48    Semi-Annual Reports

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

GOVERNMENT FUND (continued)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	309,654	$4,091,636	64,811	$858,427
Shares issued to shareholders in reinvestment of dividends	2,296	29,987	535	7,096
Shares repurchased	(18,514)	(242,292)	(185,977)	(2,468,065)

Net increase (decrease)	293,436	3,879,331	(120,631)	(1,602,542)

*	Class B shares converted to Class A shares on August 29, 2016.

INCOME FUND

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	9,942,505	$132,974,167	32,795,693	$437,429,823
Shares issued to shareholders in reinvestment of dividends	631,331	8,448,455	1,328,847	17,770,838
Shares repurchased	(21,878,181)	(292,530,431)	(25,246,243)	(337,848,447)

Net increase (decrease)	(11,304,345)	(151,107,809)	8,878,297	117,352,214

Class C Shares
Shares sold	3,783,467	$50,566,268	12,728,067	$169,641,470
Shares issued to shareholders in reinvestment of dividends	339,818	4,540,063	711,677	9,500,564
Shares repurchased	(7,401,573)	(98,827,016)	(9,928,440)	(132,344,431)

Net increase (decrease)	(3,278,288)	(43,720,685)	3,511,304	46,797,603

Class I Shares
Shares sold	59,990,556	$802,226,174	104,313,980	$1,394,443,302
Shares issued to shareholders in reinvestment of dividends	2,038,787	27,286,082	3,427,302	45,859,108
Shares repurchased	(39,768,912)	(531,984,051)	(49,935,769)	(666,942,117)

Net increase (decrease)	22,260,431	297,528,205	57,805,513	773,360,293

Class R3 Shares
Shares sold	2,146,523	$28,734,957	5,362,451	$71,387,699
Shares issued to shareholders in reinvestment of dividends	54,254	726,626	156,543	2,091,489
Shares repurchased	(1,995,435)	(26,723,425)	(10,779,842)	(143,632,388)

Net increase (decrease)	205,342	2,738,158	(5,260,848)	(70,153,200)

Class R4 Shares
Shares sold	176,656	$2,362,796	363,454	$4,853,487
Shares issued to shareholders in reinvestment of dividends	1,813	24,245	1,985	26,613
Shares repurchased	(91,233)	(1,219,151)	(190,459)	(2,561,975)

Net increase (decrease)	87,236	1,167,890	174,980	2,318,125

Semi-Annual Reports    49

Notes to Financial Statements, Continued

March 31, 2017 (Unaudited)

INCOME FUND (continued)

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	3,186,249	$42,614,303	4,605,721	$61,328,527
Shares issued to shareholders in reinvestment of dividends	54,044	723,148	115,762	1,545,596
Shares repurchased	(1,699,205)	(22,729,625)	(6,632,663)	(88,211,221)

Net increase (decrease)	1,541,088	20,607,826	(1,911,180)	(25,337,098)

LOW DURATION INCOME FUND

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	160,103	$1,984,603	418,546	$5,189,601
Shares issued to shareholders in reinvestment of dividends	4,335	53,794	7,788	96,596
Shares repurchased	(450,431)	(5,589,024)	(407,683)	(5,055,468)

Net increase (decrease)	(285,993)	(3,550,627)	18,651	230,729

Class I Shares
Shares sold	141,657	$1,757,915	968,154	$12,006,139
Shares issued to shareholders in reinvestment of dividends	8,459	104,951	11,204	139,078
Shares repurchased	(501,306)	(6,216,969)	(256,766)	(3,188,710)

Net increase (decrease)	(351,190)	(4,354,103)	722,592	8,956,507

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Government Fund had purchase and sale transactions of investments (excluding short-term investments) of $23,335,133 and $22,148,984, respectively.

For the six months ended March 31, 2017, the Income Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $615,090,881 and $437,479,606, respectively.

For the six months ended March 31, 2017, the Low Duration Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $2,833,654 and $4,224,431, respectively.

OTHER NOTES

Risks: Each Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment risk, credit risk, market and economic risk, liquidity risk, structured products risk and, in the case of the Income Fund and Low Duration Fund, the risks associated with investments in non-U.S. issuers. Please see each Fund’s prospectus for a discussion of the risks associated with an investment in the Funds.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

50    Semi-Annual Reports

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Semi-Annual Reports    51

Financial Highlights

    Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.25	0.07	(0.21)	(0.14)	(0.09)	—	(0.09)	$13.02	1.07	(g)	0.94	(g)	0.94	(g)	0.94	(g)	(1.04)	7.68	$99,631
2016(c)(d)	$13.26	0.14	0.05	0.19	(0.20)	—	(0.20)	$13.25	1.08		0.91		0.91		0.91		1.41	9.78	$111,874
2015(c)	$13.27	0.15	0.06	0.21	(0.22)	—	(0.22)	$13.26	1.15		0.92		0.92		0.92		1.62	14.15	$104,933
2014(c)	$13.36	0.19	(0.02)	0.17	(0.26)	—	(0.26)	$13.27	1.41		0.93		0.93		0.94		1.30	8.14	$132,916
2013(c)	$13.86	0.20	(0.39)	(0.19)	(0.31)	—	(0.31)	$13.36	1.45		0.89		0.89		0.89		(1.38)	12.18	$159,225
2012(c)	$13.90	0.25	0.06	0.31	(0.35)	—	(0.35)	$13.86	1.79		0.89		0.89		0.89		2.29	9.89	$214,749
CLASS C SHARES
2017(b)	$13.33	0.05	(0.21)	(0.16)	(0.07)	—	(0.07)	$13.10	0.79	(g)	1.22	(g)	1.22	(g)	1.23	(g)	(1.18)	7.68	$41,673
2016	$13.34	0.11	0.04	0.15	(0.16)	—	(0.16)	$13.33	0.81		1.19		1.19		1.20		1.13	9.78	$48,369
2015	$13.35	0.12	0.06	0.18	(0.19)	—	(0.19)	$13.34	0.88		1.20		1.20		1.21		1.34	14.15	$46,777
2014	$13.45	0.15	(0.02)	0.13	(0.23)	—	(0.23)	$13.35	1.14		1.19		1.19		1.20		0.96	8.14	$51,001
2013	$13.94	0.16	(0.37)	(0.21)	(0.28)	—	(0.28)	$13.45	1.17		1.17		1.17		1.17		(1.56)	12.18	$73,877
2012	$13.98	0.21	0.07	0.28	(0.32)	—	(0.32)	$13.94	1.51		1.17		1.17		1.17		2.01	9.89	$102,790
CLASS I SHARES
2017(b)	$13.26	0.09	(0.22)	(0.13)	(0.11)	—	(0.11)	$13.02	1.42	(g)	0.59	(g)	0.59	(g)	0.60	(g)	(0.95)	7.68	$130,864
2016	$13.26	0.19	0.05	0.24	(0.24)	—	(0.24)	$13.26	1.43		0.57		0.57		0.57		1.83	9.78	$144,437
2015	$13.27	0.19	0.06	0.25	(0.26)	—	(0.26)	$13.26	1.45		0.62		0.62		0.62		1.93	14.15	$112,853
2014	$13.36	0.23	(0.02)	0.21	(0.30)	—	(0.30)	$13.27	1.73		0.61		0.61		0.61		1.62	8.14	$69,309
2013	$13.86	0.24	(0.38)	(0.14)	(0.36)	—	(0.36)	$13.36	1.78		0.56		0.56		0.56		(1.05)	12.18	$73,645
2012	$13.90	0.29	0.07	0.36	(0.40)	—	(0.40)	$13.86	2.12		0.56		0.55		0.56		2.63	9.89	$98,112
CLASS R3 SHARES
2017(b)	$13.26	0.07	(0.21)	(0.14)	(0.09)	—	(0.09)	$13.03	1.02	(g)	0.99	(g)	0.99	(g)	1.38	(g)	(1.07)	7.68	$13,834
2016	$13.27	0.14	0.04	0.18	(0.19)	—	(0.19)	$13.26	1.03		0.98		0.98		1.30		1.34	9.78	$28,036
2015	$13.28	0.14	0.06	0.20	(0.21)	—	(0.21)	$13.27	1.09		0.99		0.99		1.35		1.55	14.15	$16,320
2014	$13.37	0.18	(0.02)	0.16	(0.25)	—	(0.25)	$13.28	1.35		0.99		0.99		1.31		1.23	8.14	$13,748
2013	$13.87	0.18	(0.38)	(0.20)	(0.30)	—	(0.30)	$13.37	1.35		0.99		0.99		1.27		(1.47)	12.18	$15,350
2012	$13.91	0.23	0.07	0.30	(0.34)	—	(0.34)	$13.87	1.69		1.00		0.99		1.29		2.19	9.89	$15,486
CLASS R4 SHARES
2017(b)	$13.25	0.07	(0.21)	(0.14)	(0.09)	—	(0.09)	$13.02	1.02	(g)	0.99	(g)	0.99	(g)	2.14	(g)	(1.07)	7.68	$2,501
2016	$13.26	0.14	0.04	0.18	(0.19)	—	(0.19)	$13.25	1.04		0.99		0.99		2.71		1.33	9.78	$2,097
2015	$13.27	0.13	0.08	0.21	(0.22)	—	(0.22)	$13.26	1.00		0.99		0.99		17.30	(e)	1.55	14.15	$706
2014(f)	$13.36	0.14	(0.03)	0.11	(0.20)	—	(0.20)	$13.27	1.57	(g)	0.99	(g)	0.99	(g)	64.66	(e)(g)	0.78	8.14	$15
CLASS R5 SHARES
2017(b)	$13.28	0.09	(0.22)	(0.13)	(0.11)	—	(0.11)	$13.04	1.38	(g)	0.67	(g)	0.67	(g)	1.22	(g)	(0.98)	7.68	$4,386
2016	$13.27	0.17	0.07	0.24	(0.23)	—	(0.23)	$13.28	1.30		0.67		0.67		2.05		1.80	9.78	$570
2015	$13.27	0.19	0.07	0.26	(0.26)	—	(0.26)	$13.27	1.40		0.67		0.67		2.02		1.95	14.15	$2,170
2014	$13.36	0.21	— (h)	0.21	(0.30)	—	(0.30)	$13.27	1.59		0.67		0.67		2.87		1.56	8.14	$1,859
2013	$13.85	0.24	(0.39)	(0.15)	(0.34)	—	(0.34)	$13.36	1.83		0.67		0.67		7.28	(e)	(1.09)	12.18	$881
2012(i)	$13.84	0.10	0.07	0.17	(0.16)	—	(0.16)	$13.85	1.87	(g)	0.68	(g)	0.67	(g)	44.86	(e)(g)	1.20	9.89	$299

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Class B shares were converted to Class A shares on August 29, 2016.
(e)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(f)	Effective date of this class of shares was February 1, 2014.
(g)	Annualized.
(h)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(i)	Effective date of this class of shares was May 1, 2012.
+	Based on weighted average shares outstanding.

See notes to financial statements.

52 Semi-Annual Reports	Semi-Annual Reports 53

Financial Highlights

    Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.51	0.12	(0.13)	(0.01)	(0.12)	—	(0.12)	$13.38	1.73	(e)	0.87	(e)	0.87	(e)	0.87	(e)	(0.08)	10.24	$949,143
2016(c)	$13.32	0.24	0.20	0.44	(0.25)	—	(0.25)	$13.51	1.82		0.86		0.86		0.86		3.36	20.56	$1,111,441
2015(c)	$13.49	0.26	(0.09)	0.17	(0.27)	(0.07)	(0.34)	$13.32	1.94		0.87		0.87		0.87		1.27	18.71	$977,470
2014(c)	$13.42	0.29	0.19	0.48	(0.30)	(0.11)	(0.41)	$13.49	2.15		0.89		0.89		0.89		3.61	29.41	$906,708
2013(c)	$13.72	0.32	(0.22)	0.10	(0.34)	(0.06)	(0.40)	$13.42	2.33		0.88		0.88		0.88		0.69	36.66	$1,029,692
2012(c)	$13.32	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.72	2.94		0.93		0.93		0.93		7.04	23.72	$1,049,044
CLASS C SHARES
2017(b)	$13.49	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	$13.36	1.52	(e)	1.08	(e)	1.08	(e)	1.08	(e)	(0.18)	10.24	$617,261
2016	$13.30	0.21	0.20	0.41	(0.22)	—	(0.22)	$13.49	1.59		1.08		1.08		1.08		3.13	20.56	$667,680
2015	$13.47	0.23	(0.09)	0.14	(0.24)	(0.07)	(0.31)	$13.30	1.71		1.10		1.10		1.10		1.04	18.71	$611,555
2014	$13.39	0.26	0.20	0.46	(0.27)	(0.11)	(0.38)	$13.47	1.92		1.11		1.11		1.11		3.46	29.41	$593,658
2013	$13.70	0.28	(0.23)	0.05	(0.30)	(0.06)	(0.36)	$13.39	2.09		1.12		1.12		1.12		0.38	36.66	$632,918
2012	$13.30	0.36	0.52	0.88	(0.39)	(0.09)	(0.48)	$13.70	2.70		1.18		1.18		1.18		6.78	23.72	$604,314
CLASS I SHARES
2017(b)	$13.52	0.14	(0.14)	—	(0.14)	—	(0.14)	$13.38	2.11	(e)	0.50	(e)	0.50	(e)	0.50	(e)	0.03	10.24	$3,062,451
2016	$13.33	0.29	0.20	0.49	(0.30)	—	(0.30)	$13.52	2.17		0.50		0.50		0.50		3.73	20.56	$2,792,249
2015	$13.49	0.31	(0.08)	0.23	(0.32)	(0.07)	(0.39)	$13.33	2.29		0.52		0.52		0.52		1.71	18.71	$1,982,536
2014	$13.42	0.33	0.20	0.53	(0.35)	(0.11)	(0.46)	$13.49	2.49		0.54		0.54		0.54		3.98	29.41	$1,578,168
2013	$13.73	0.36	(0.23)	0.13	(0.38)	(0.06)	(0.44)	$13.42	2.68		0.53		0.53		0.53		0.98	36.66	$1,260,449
2012	$13.32	0.44	0.53	0.97	(0.47)	(0.09)	(0.56)	$13.73	3.27		0.58		0.58		0.58		7.49	23.72	$1,012,430
CLASS R3 SHARES
2017(b)	$13.52	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)	$13.39	1.61	(e)	0.99	(e)	0.99	(e)	1.11	(e)	(0.14)	10.24	$106,020
2016	$13.33	0.23	0.20	0.43	(0.24)	—	(0.24)	$13.52	1.69		0.98		0.98		1.10		3.23	20.56	$104,309
2015	$13.50	0.24	(0.09)	0.15	(0.25)	(0.07)	(0.32)	$13.33	1.82		0.99		0.99		1.11		1.16	18.71	$172,992
2014	$13.43	0.27	0.19	0.46	(0.28)	(0.11)	(0.39)	$13.50	2.04		0.99		0.99		1.12		3.51	29.41	$120,013
2013	$13.73	0.30	(0.22)	0.08	(0.32)	(0.06)	(0.38)	$13.43	2.22		0.99		0.99		1.14		0.59	36.66	$81,585
2012	$13.33	0.39	0.52	0.91	(0.42)	(0.09)	(0.51)	$13.73	2.88		0.99		0.99		1.19		6.97	23.72	$73,373
CLASS R4 SHARES
2017(b)	$13.51	0.11	(0.14)	(0.03)	(0.11)	—	(0.11)	$13.37	1.62	(e)	0.99	(e)	0.99	(e)	1.51	(e)	(0.22)	10.24	$7,432
2016	$13.32	0.23	0.20	0.43	(0.24)	—	(0.24)	$13.51	1.70		0.99		0.99		1.97		3.23	20.56	$6,328
2015	$13.48	0.24	(0.08)	0.16	(0.25)	(0.07)	(0.32)	$13.32	1.82		0.98		0.98		1.66		1.24	18.71	$3,908
2014(d)	$13.42	0.18	0.07	0.25	(0.19)	—	(0.19)	$13.48	1.99	(e)	0.99	(e)	0.99	(e)	61.75	(e)(g)	1.84	29.41	$47
CLASS R5 SHARES
2017(b)	$13.51	0.13	(0.13)	—	(0.13)	—	(0.13)	$13.38	1.95	(e)	0.65	(e)	0.65	(e)	0.67	(e)	0.03	10.24	$91,765
2016	$13.32	0.27	0.20	0.47	(0.28)	—	(0.28)	$13.51	2.05		0.62		0.62		0.72		3.60	20.56	$71,864
2015	$13.49	0.29	(0.09)	0.20	(0.30)	(0.07)	(0.37)	$13.32	2.17		0.64		0.64		0.67		1.50	18.71	$96,326
2014	$13.42	0.32	0.19	0.51	(0.33)	(0.11)	(0.44)	$13.49	2.38		0.64		0.64		0.72		3.86	29.41	$16,825
2013	$13.72	0.34	(0.21)	0.13	(0.37)	(0.06)	(0.43)	$13.42	2.52		0.65		0.65		1.01		0.92	36.66	$8,164
2012(f)	$13.47	0.16	0.27	0.43	(0.18)	—	(0.18)	$13.72	2.96	(e)	0.67	(e)	0.67	(e)	25.61	(e)(g)	3.19	23.72	$1,322

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Effective date of this Class of shares was February 1, 2014.
(e)	Annualized.
(f)	Effective date of this Class of shares was May 1, 2012.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

54 Semi-Annual Reports	Semi-Annual Reports 55

Financial Highlights

    Thornburg Low Duration Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$12.46	0.08	(0.04)	0.04	(0.08)	—	(0.08)	$12.42	1.26	(f)	0.61	(f)	0.61	(f)	1.63	(f)	0.31	14.20	$6,651
2016(c)	$12.38	0.11	0.09	0.20	(0.12)	—	(0.12)	$12.46	0.89		0.69		0.69		1.74		1.60	42.99	$10,235
2015(c)	$12.38	0.08	— (d)	0.08	(0.08)	—	(0.08)	$12.38	0.67		0.70		0.70		2.10		0.68	29.22	$9,940
2014(c)(e)	$12.31	0.08	0.08	0.16	(0.09)	—	(0.09)	$12.38	0.92	(f)	0.62	(f)	0.61	(f)	3.14	(f)	1.33	23.70	$6,678
CLASS I SHARES
2017(b)	$12.45	0.09	(0.04)	0.05	(0.09)	—	(0.09)	$12.41	1.38	(f)	0.50	(f)	0.50	(f)	0.98	(f)	0.37	14.20	$12,689
2016	$12.37	0.14	0.08	0.22	(0.14)	—	(0.14)	$12.45	1.15		0.48		0.48		1.18		1.81	42.99	$17,106
2015	$12.38	0.11	(0.01)	0.10	(0.11)	—	(0.11)	$12.37	0.87		0.50		0.50		1.89		0.80	29.22	$8,056
2014(e)	$12.31	0.11	0.07	0.18	(0.11)	—	(0.11)	$12.38	1.19	(f)	0.41	(f)	0.41	(f)	3.19	(f)	1.48	23.70	$3,698

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(e)	Fund commenced operations on December 30, 2013.
(f)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

56 Semi-Annual Reports	Semi-Annual Reports 57

Expense Examples

March 31, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	Beginning Account Value 10/1/16	Ending Account Value 3/31/17	Expenses Paid During Period† 10/1/16–3/31/17
LIMITED TERM U.S. GOVERNMENT FUND
Class A Shares
Actual	$1,000.00	$989.56	$4.64
Hypothetical*	$1,000.00	$1,020.26	$4.71
Class C Shares
Actual	$1,000.00	$988.24	$6.07
Hypothetical*	$1,000.00	$1,018.83	$6.16
Class I Shares
Actual	$1,000.00	$990.49	$2.95
Hypothetical*	$1,000.00	$1,021.97	$2.99
Class R3 Shares
Actual	$1,000.00	$989.31	$4.91
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R4 Shares
Actual	$1,000.00	$989.28	$4.92
Hypothetical*	$1,000.00	$1,019.99	$4.99
Class R5 Shares
Actual	$1,000.00	$990.15	$3.32
Hypothetical*	$1,000.00	$1,021.60	$3.37
LIMITED TERM INCOME FUND
Class A Shares
Actual	$1,000.00	$999.21	$4.33
Hypothetical*	$1,000.00	$1,020.60	$4.37
Class C Shares
Actual	$1,000.00	$998.16	$5.36
Hypothetical*	$1,000.00	$1,019.57	$5.41
Class I Shares
Actual	$1,000.00	$1,000.32	$2.48
Hypothetical*	$1,000.00	$1,022.45	$2.50
Class R3 Shares
Actual	$1,000.00	$998.61	$4.93
Hypothetical*	$1,000.00	$1,020.00	$4.98
Class R4 Shares
Actual	$1,000.00	$997.85	$4.94
Hypothetical*	$1,000.00	$1,019.99	$4.99
Class R5 Shares
Actual	$1,000.00	$1,000.28	$3.25
Hypothetical*	$1,000.00	$1,021.68	$3.29
LOW DURATION INCOME FUND
Class A Shares
Actual	$1,000.00	$1,003.13	$3.03
Hypothetical*	$1,000.00	$1,021.91	$3.06
Class I Shares
Actual	$1,000.00	$1,003.71	$2.50
Hypothetical*	$1,000.00	$1,022.44	$2.52

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.94%; C: 1.22%; I: 0.59%; R3: 0.99%; R4: 0.99%; R5: 0.67%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.87%; C: 1.08%; I: 0.50%; R3: 0.99%; R4: 0.99%; R5: 0.65%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
†	Thornburg Low Duration Income Fund expenses are equal to the the annualized expense ratio for each class (A: 0.61%; I: 0.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

58    Semi-Annual Reports

Other Information

March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for each of the Funds’ voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www. thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Reports    59

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

60    Semi-Annual Reports

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Reports    61

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Semi-Annual Reports    63

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH174

Semi-Annual Report March 31, 2017 THORNBURG STRATEGIC INCOME FUND

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Strategic Income Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

April 20, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Strategic Income Fund for the six months ended March 31, 2017. The net asset value (NAV) of a Class A share of Thornburg Strategic Income Fund increased 9 cents in the period to $11.65. If you were invested for the entire period, you received dividends of 16.1 cents per share. If you reinvested your dividends, you received 16.2 cents per share. Dividends per share varied for other share classes to account for class-specific expenses. Combining income and change in price, Class A shares of Thornburg Strategic Income Fund produced a total return of 2.19% (without sales charge) over the six-month period. The Bloomberg Barclays U.S. Universal Bond Index produced a return of negative 1.54%, and a blended index of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index produced a negative 0.14% total return over the same time period.

Despite yields having bottomed in July 2016, many investors’ portfolios were caught off guard as yields rose faster than most expected, following the surprise election of Donald Trump. While not immune to the rise in rates during the first half of the period, Thornburg Strategic Income Fund ultimately outperformed its benchmarks, delivering positive returns in a tumultuous period for fixed income investors. While yields moved up dramatically during the fourth quarter of 2016, both investment-grade and high-yield corporate spreads tightened. Risk market optimism heading into 2017 carried through most of the first quarter. Fixed income markets ebbed and flowed in January and February; that is, until the last hour of trading on the last day of the month. A duo of U.S. Federal Reserve (the Fed) presidents gave a hawkish message two weeks before the March meeting, sending the implied probability of a Fed rate hike from around 50% to 75% in a matter of an hour. Ultimately, the Fed would raise rates in March for the third time in nearly a decade.

Corporate investment-grade issuance set a record during the first quarter, yet, as evidenced by the declining spreads, the market remained strong despite increased supply. Both investment-grade and bank-loan funds experienced significant inflows, supporting the broader market. With respect to high yield, equity market hesitation during the first weeks of March proved a headwind leading to outflows, while gradually higher trending equity markets helped keep returns in solidly positive territory.

In our view, the market continues to feel awash in complacency, given both known risks and unknown risks lurking beneath the surface. Currently, the U.S. Treasury market suggests, at a minimum, the potential for risk on the horizon given the fall in longer-dated yields. Yet, credit spreads and asset prices generally remain at very lofty levels. We have seen a very minor sell off, but this “correction” should be taken with a grain of salt. The option-adjusted spread on the high-yield index has reverted back to near beginning-of-year levels, despite a rally to start the year; however, this still represents spreads at about 280 basis points tighter than where we began 2016.

Geopolitical risks continue to represent significant potential concern for investors. The upcoming final round of the French presidential election, Korea and Russia tensions, and a challenging political backdrop should represent immediate challenges to confidence. Further, Brexit negotiations beginning in earnest, fiscal and tax reform, inflationary pressures on the employment side, the very real possibility of corporate interest tax deductibility being used to create revenue for other tax cuts, difficulties thus far with Affordable Care Act and Border Adjustment Tax legislation, are all areas that remain unresolved. The aforementioned challenges should test the willingness of corporations and consumers to move forward with longer-dated purchases or expansions. In fact, despite strong initial leading indicators of growth, we have yet to experience a follow-through in terms of actual realized strong economic data. On top of actual growth concerns/questions, technical pressures from the potential unwinding of quantitative easing and higher U.S. Treasury rates don’t appear to be broadly considered by the market.

While there are challenges to strong growth, we believe that the consumer remains relatively strong, and the economy is likely to hum along at around a 2% rate (despite a likely bad 1Q Gross Domestic Product print) for some time. Corporate balance sheets are no doubt stretched, but manageable. And while we wouldn’t call it secular stagnation, we are clearly in a lower growth environment globally. Debt expansion appears to have run its course supporting growth, and this may be as good as it is going to get in terms of growth this cycle. All of this points to a high likelihood that we find ourselves in the later stages of the expansion, and as such investments need to reflect a balance of risks.

Broadly speaking, we believe that credit is overvalued. However, there remains no clear catalyst for the downside. Ultimately, we prefer to focus a little higher in quality, hold more liquidity (cash), and focus on defensive income. The defensive portion being paramount to our thinking. Considering a lack of an immediate catalyst to the downside and the all-in extremely low yields on very high-quality instruments, we remain significantly invested in credit. However, we do so with a keen eye toward defensive balance sheets and counter, or less cyclical cash flows than the market in general. One inarguable truth in the market today is that investors simply are not paid to take significant risk. Spread differentials by rating, leverage, cyclicality, etc. are all extremely low. While there are times to stretch, now is not one of them.

4    Semi-Annual Report

Letter To Shareholders,

Continued	March 31, 2017 (Unaudited)

Thornburg Strategic Income Fund

Throughout the period, we expressed a defensive posture in multiple ways. Given our guiding philosophy of managing a diversified portfolio to be robust across many macro environments, we continued to build balanced risk exposures to avoid overdependence upon any singular outcome.

We remained cautious around interest rate risk and, as a result, the portfolio ended the period with an effective duration statistic towards the lower end of its historical range. During the period, we added floating-rate bond exposure, as well as high-quality investment-grade exposure on the front end of the curve.

Additionally, within our high-yield holdings, we continued to upgrade quality and reduce potential volatility. All high-yield bonds are not created equal. Focusing on shorter maturities, less cyclical cash flows, and companies focused on the stronger segments of the economy will generally lower volatility at the portfolio level in times of stress. To this end, we have added interesting opportunities at the front end of the curve and focused on more defensive names over time, continuing this trend during the quarter. Furthermore, we continued to upgrade the overall quality of this portion of the portfolio by taking advantage of the narrowing spread differentials between the higher- and lower-quality ends of the high-yield spectrum, thus swapping into higher-rated issues where appropriate.

While portfolio objectives can range from managing yield within price volatility constraints to maximizing total returns, all investors must consider the risk/reward trade-offs inherent in various investments. Higher yields tend to come with higher price volatility, whether driven by credit, duration, or both. On the other hand, defensive products offer limited volatility but produce low-yield returns. The key to a successful portfolio is balancing these competing variables into an optimal combination that meets overall objectives. The problem is most organizations aren’t structured to find relative value across the available spectrum of investment opportunities. The “risk bucket” methodologies utilized by the majority of players within the space, may be using a sub-optimal structure for the fixed income environment we are moving into. We believe our unique approach and structure offers our investors an edge in this strange and tumultuous environment.

Thank you for investing alongside us.

Sincerely,

Jason H. Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Share (Incep: 12/19/07)
Without sales charge	7.99%	2.64%	4.73%	6.37%
With sales charge	3.15%	1.09%	3.76%	5.85%
Class C Shares (Incep: 12/19/07)
Without sales charge	7.29%	2.04%	4.15%	5.77%
With sales charge	6.29%	2.04%	4.15%	5.77%
Class I Shares (Incep: 12/19/07)	8.29%	2.97%	5.08%	6.70%
Class R3 Shares (Incep: 5/1/12)	7.89%	2.54%	—	4.60%
Class R4 Shares (Incep: 2/1/14)	7.88%	2.60%	—	3.13%
Class R5 Shares (Incep: 5/1/12)	8.22%	2.91%	—	4.93%
Bloomberg Barclays U.S. Universal Index (Since 12/19/07)	1.92%	2.99%	2.83%	4.38%
Blended Index (Since 12/19/07)	3.20%	3.34%	3.82%	4.32%

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT

30-DAY YIELDS, A SHARES

(with sales charge)

SEC Yield	3.23%
Annualized Distribution Yield	3.33%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.24%; C shares, 1.99%; I shares, 0.91%; R3 shares, 3.09%; R4 shares, 2.50%; R5 shares, 1.37%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.13%; C shares, 1.80%; I shares, 0.69%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.69%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus. Unsubsidized SEC Yield: 3.17%. Unsubsidized Annualized Distribution Yield: 3.29%

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Bloomberg Barclays US Universal Bond Index represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.

Thornburg Strategic Income Fund’s Blended Index is composed of 80% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World Index, rebalanced monthly. The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The Annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price or net asset value.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Floating-Rate Securities (Floater) – Debt instrument whose coupon rate adjusts with short-term interest rate changes.

OAS (Option Adjusted Spread) – The flat spread over the treasury yield curve required to discount a security payment to match its market price.

Quantitative Easing (QE) – An unconventional monetary policy in which a central bank purchases financial assets from the market in order to lower interest rates and increase the money supply.

SEC Yield – A yield computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

6    Semi-Annual Report

Fund Summary

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations and income-producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in debt obligations, but the relative proportions of the Fund’s investments in debt obligations and in income-producing stocks can be expected to vary over time.

PORTFOLIO COMPOSITION

Corporate Bonds	63.8%

Asset-backed Securities	14.5%

Bank Loans	5.0%

Preferred Stock	1.9%

Commercial Mortgage-backed Securities	1.5%

Foreign Treasury	1.0%

Municipal Bonds	1.0%

Collateralized Mortgage Obligation	0.4%

Common Stock	0.4%

Government Agency	0.3%

Cash & Cash Equivalents	10.1%

FIXED INCOME CREDIT QUALITY*

*	Excludes equity securities.

A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). “NR” = not rated.

TOP TEN INDUSTRY GROUPS

Energy	8.6%

Diversified Financials	8.5%

Telecommunication Services	5.7%

Media	5.0%

Capital Goods	3.8%

Materials	3.8%

Technology Hardware & Equipment	3.5%

Commercial & Professional Services	3.5%

Software & Services	3.1%

Transportation	3.1%

COUNTRY EXPOSURE**

United States	70.5%

Canada	3.9%

Mexico	2.1%

Brazil	1.8%

Sweden	1.3%

United Kingdom	1.2%

Luxembourg	0.9%

Australia	0.7%

Cayman Islands	0.6%

Jamaica	0.6%

Netherlands	0.6%

France	0.6%

Guatemala	0.5%

Morocco	0.5%

Chile	0.4%

Belgium	0.4%

Ireland	0.4%

Mauritius	0.4%

Romania	0.4%

South Africa	0.3%

Barbados	0.3%

Singapore	0.3%

South Korea	0.3%

Russia	0.3%

Hong Kong	0.2%

Bermuda	0.2%

Switzerland	0.2%

Panama	0.1%

Cash & Cash Equivalents	10.1%

**	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Schedule of Investments

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 0.35%
ENERGY — 0.35%
Oil, Gas & Consumable Fuels — 0.35%
[a,e] Malamute Energy, Inc.	847	$8,893
[b] ROMGAZ SA-GDR	531,954	3,728,998

		3,737,891

TOTAL COMMON STOCK (Cost $5,258,023)		3,737,891

PREFERRED STOCK — 1.85%
BANKS — 0.28%
Banks — 0.28%
GMAC Capital Trust I Pfd, 8.125%	115,244	2,930,655

		2,930,655

ENERGY — 0.23%
Oil, Gas & Consumable Fuels — 0.23%
[a,e] Crestwood Equity Partners	256,000	2,500,147

		2,500,147

MISCELLANEOUS — 1.02%
U.S. Government Agencies — 1.02%
Farm Credit Bank of Texas Pfd, 10.00%	1,000	1,227,500
[b] Cobank, ACB Pfd, 6.25%	50,000	5,262,500
[b] AgriBank, FCB Pfd, 6.875%	40,000	4,282,500

		10,772,500

REAL ESTATE — 0.06%
Equity Real Estate Investment Trusts — 0.06%
VEREIT, Inc. Pfd, 6.70%	25,857	664,525

		664,525

TELECOMMUNICATION SERVICES — 0.26%
Wireless Telecommunication Services — 0.26%
[b,c] Centaur Funding Corp. Pfd, 9.08%	2,380	2,772,700

		2,772,700

TOTAL PREFERRED STOCK (Cost $18,742,533)		19,640,527

ASSET BACKED SECURITIES — 12.57%
ADVANCE RECEIVABLES — 0.54%
[b] New Residential Advance Receivables Trust, Series 2016-T2 Class AT2, 2.575%, 10/15/2049	$5,000,000	4,946,875

[b] SPS Servicer Advance Receivables Trust, Series 2016-T1 Class AT1, 2.53%, 11/16/2048	800,000	797,384

		5,744,259

AUTO RECEIVABLES — 1.17%
[b] Drive Auto Receivables Trust, 2.59%, 12/16/2019	4,969,112	4,979,762
[b] DT Auto Owner Trust, Series 2016-4A Class A, 1.44%, 11/15/2019	1,335,939	1,333,550
[b] Foursight Capital Automobile Receivables Trust, Series 2016-1 Class A2, 2.87%, 10/15/2021	3,962,417	3,977,609
[a,b] OSCAR US Funding Trust, Series 2016-2A Class A2A, 2.31%, 11/15/2019	2,100,000	2,100,000

		12,390,921

COMMERCIAL MTG TRUST — 1.42%
[b] Capital Automotive REIT, Series 2012-1A Class A, 4.70%, 7/15/2042	2,782,174	2,786,950
[b] CFCRE Commercial Mortgage Trust, Series 2011-C1 Class C, 6.127%, 4/15/2044	6,200,000	6,379,649
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.336%, 3/25/2034	79,540	65,112
[b] Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.412%, 2/15/2029	3,000,000	3,014,986
[b] FREMF Mortgage Trust, Series 2013-KF02 Class B Floating Rate Note, 3.779%, 12/25/2045	598,350	605,002
[b] FREMF Mortgage Trust, Series 2016-KF24 Class B Floating Rate Note, 5.779%, 10/25/2026	2,089,870	2,183,538

		15,035,237

OTHER ASSET BACKED — 6.82%
[b] 321 Henderson Receivables, LLC, Series 2006-3A Class A1, 0.968%, 9/15/2041	2,996,825	2,822,932
[b] 321 Henderson Receivables, LLC, Series 2014-1A Class A, 3.96%, 3/15/2063	5,445,194	5,303,061
[b] Aircraft Certificate Owner Trust, Series 2003-1A Class E, 7.001%, 9/20/2022	1,915,954	2,062,045
[b] BCC Funding Corp., Series 2016-1 Class A1, 1.10%, 9/20/2017	593,789	593,286
[b] Diamond Resorts Owner Trust, Series 2014-1 Class A, 2.54%, 5/20/2027	1,105,429	1,105,333
[b] Dominos Pizza Master Issuer, LLC, Series 2012-1A Class A2, 5.216%, 1/25/2042	5,808,272	5,917,480
[b,c] ECAF Ltd., Series 2015-1A Class B1, 5.802%, 6/15/2040	6,818,710	6,545,962
[b] Engs Commercial Finance Trust, Series 2016-1A Class A1, 1.25%, 11/22/2017	1,233,831	1,233,995
[b] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	3,000,000	3,055,286
[b,c] Global SC Finance SRL, Series 2014-1A Class A1, 3.19%, 7/17/2029	3,483,333	3,365,813

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[b] JPR Royalty, LLC, 10.50%, 9/1/2020	$2,000,000	$1,000,000
[b] Motel 6 Trust, Series 2015-MTL6 Class B, 3.298%, 2/5/2030	3,470,000	3,468,476
[a,b] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622%, 12/1/2037	612,500	570,238
[b] OnDeck Asset Securitization Trust II, LLC, Series 2016-1A Class A, 4.21%, 5/17/2020	4,470,000	4,443,872
[b] SBA Tower Trust, 3.598%, 4/15/2043	1,080,000	1,080,252
[b] SBA Tower Trust, Series 2012-1 Class C, 2.933%, 12/9/2042	625,000	625,308
[b] SBA Tower Trust, Series 2015-1 Class C, 3.156%, 10/15/2045	3,750,000	3,769,125
[b] SBA Tower Trust, Series 2016-1 Class C, 2.877%, 7/15/2021	2,275,000	2,261,600
[a,b] Scala Funding Co., Series 2016-1 Class B, 5.21%, 2/15/2021	4,000,000	4,016,000
[b] Sierra Receivables Funding Co., LLC, Series 2015-2A Class A, 2.43%, 6/20/2032	4,851,412	4,841,544
[b] SolarCity LMC, LLC, Series 2013-1 Class A, 4.80%, 11/20/2038	2,864,419	2,828,633
[b] SolarCity LMC, LLC, Series 2014-1 Class A, 4.59%, 4/20/2044	3,016,744	2,983,904
[b] Sonic Capital, LLC, Series 2016-1A Class A2, 4.472%, 5/20/2046	3,081,917	3,037,453
[b] VB-S1 Issuer LLC, Series 16-1A Class C, 3.065%, 6/15/2046	3,100,000	3,053,291
[b] Westgate Resorts, Series 2016-1A Class A, 3.50%, 12/20/2028	2,243,026	2,229,939

		72,214,828

RESIDENTIAL MTG TRUST — 1.15%
Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 2.905%, 8/25/2033	141,839	108,811
[b] Citigroup Mortgage Loan Trust, Inc., Series 2014-A Class A, 4.00%, 1/25/2035	2,499,702	2,572,732
Countrywide, Series 2005-11 Class AF3, 4.676%, 2/25/2036	191,816	192,877
[b] CS First Boston Mortgage Securities Co., Series 2005-CF1 Class M1, 1.682%, 3/25/2045	741,021	727,659
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855%, 8/25/2034	253,758	232,122
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 1.302%, 11/25/2035	472,873	473,210
[a,b] Senior Homeowner Assistance Program, Series 2013-RM1 Class A, 4.00%, 5/26/2053	1,626,203	1,616,445
Structured Asset Securities Corp., Series 2004-20 Class 7A1, 5.25%, 11/25/2034	472,224	485,960
[b] TAL Advantage V, LLC, Series 2014-1A Class A, 3.51%, 2/22/2039	6,052,083	5,809,969

		12,219,785

STUDENT LOAN — 1.47%
Access Group, Inc., Series 2005-A Class A3, 1.438%, 7/25/2034	3,688,494	3,460,043
[b] Earnest Student Loan Program, LLC, Series 2016-C Class A2, 2.68%, 7/25/2035	3,085,649	2,987,910
[b] Nelnet Student Loan Trust, Series 2016-A Class A1A, 2.528%, 12/26/2040	4,100,408	4,100,404
SLM Student Loan Trust, Series 2008-2 Class A3 Floating Rate Note, 1.788%, 4/25/2023	1,416,316	1,395,732
[b] Social Professional Loan Program, LLC, Series 2014-A Class A2, 3.02%, 10/25/2027	1,840,510	1,860,897
[b] Social Professional Loan Program, LLC, Series 2014-B Class A1 Floating Rate Note, 2.028%, 8/25/2032	1,781,668	1,806,314

		15,611,300

TOTAL ASSET BACKED SECURITIES (Cost $135,243,092)		133,216,330

CORPORATE BONDS — 63.30%
AUTOMOBILES & COMPONENTS — 0.20%
Auto Components — 0.20%
[b,c] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	2,000,000	2,075,000

		2,075,000

BANKS — 1.35%
Banks — 1.35%
Bank of America Corp., 4.20%, 8/26/2024	3,200,000	3,258,614
[c] Barclays plc Floating Rate Note, 2.635%, 1/10/2023	6,000,000	6,063,984
[c] Royal Bank of Scotland Group plc, 6.125%, 12/15/2022	2,000,000	2,117,846
[b,c] Sberbank of Russia, 5.50%, 2/26/2024	2,750,000	2,828,540

		14,268,984

CAPITAL GOODS — 3.85%
Aerospace & Defense — 0.28%
[b] CBC Ammo, LLC, 7.25%, 11/15/2021	2,970,000	2,955,150
Building Products — 0.29%
[b,c] Ardagh Packaging Group Ltd., 4.289%, 5/15/2021	3,000,000	3,071,250
Construction & Engineering — 1.30%
URS Corp., 3.85%, 4/1/2017	7,310,000	7,310,000
[b] Zachry Holdings, Inc., 7.50%, 2/1/2020	6,310,000	6,499,300
Electrical Equipment — 0.36%
[b,c] Sensata Technologies UK Finance Co., 6.25%, 2/15/2026	3,550,000	3,763,000
Machinery — 0.51%
[b,c] Automation Tooling Systems, 6.50%, 6/15/2023	3,125,000	3,265,625
Mueller Industries, Inc., 6.00%, 3/1/2027	2,132,000	2,116,010

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Trading Companies & Distributors — 1.11%
[b] International Lease Finance Corp., 7.125%, 9/1/2018	$8,000,000	$8,549,984
[b] Wajax Corp. (CAD), 6.125%, 10/23/2020	4,210,000	3,245,548

		40,775,867

COMMERCIAL & PROFESSIONAL SERVICES — 2.86%
Commercial Services & Supplies — 1.04%
[b] ACCO Brands Corp., 5.25%, 12/15/2024	2,000,000	2,010,000
RR Donnelley & Sons Co., 7.875%, 3/15/2021	4,000,000	4,300,000
RR Donnelley & Sons Co., 8.875%, 4/15/2021	4,300,000	4,676,250
Professional Services — 1.82%
Dun & Bradstreet, Inc., 4.25%, 6/15/2020	4,185,000	4,346,863
[b] Nielsen Finance, LLC, 5.00%, 4/15/2022	7,420,000	7,586,950
[b] ServiceMaster Co., LLC, 5.125%, 11/15/2024	3,330,000	3,413,250
Verisk Analytics, Inc., 4.00%, 6/15/2025	3,920,000	3,984,296

		30,317,609

COMMERCIAL SERVICES & SUPPLIES — 0.38%
Diversified Support Services — 0.38%
Lavare Holding AB (SEK), 4.402%, 4/4/2019	35,000,000	4,007,522

		4,007,522

CONSUMER DURABLES & APPAREL — 1.36%
Leisure Products — 0.82%
Mattel, Inc., 1.70%, 3/15/2018	6,235,000	6,224,432
Vista Outdoor, Inc., 5.875%, 10/1/2023	2,530,000	2,460,425
Textiles, Apparel & Luxury Goods — 0.54%
[b] Hanesbrands, Inc., 4.625%, 5/15/2024	3,980,000	3,925,275
Under Armour, Inc., 3.25%, 6/15/2026	2,000,000	1,826,366

		14,436,498

CONSUMER SERVICES — 1.61%
Diversified Consumer Services — 1.27%
[a,b] Laureate Education, Inc., 10.00%, 9/1/2019	8,864,000	9,218,560
[b] Nord Anglia Education Finance, LLC (CHF), 5.75%, 7/15/2022	3,985,000	4,197,249
Hotels, Restaurants & Leisure — 0.34%
[b] Aramark International Finance (EUR), 3.125%, 4/1/2025	500,000	539,454
[b] Aramark Services, Inc., 5.00%, 4/1/2025	3,000,000	3,090,000

		17,045,263

DIVERSIFIED FINANCIALS — 7.59%
Capital Markets — 2.92%
Ares Capital Corp., 4.875%, 11/30/2018	7,000,000	7,262,773
[b] Ares Finance Co., LLC, 4.00%, 10/8/2024	4,025,000	3,769,352
[b,c] BTG Investments LP, 4.50%, 4/17/2018	4,750,000	4,641,605
[c] Credit Suisse Group Funding (Guernsey) Ltd., 3.80%, 9/15/2022	2,450,000	2,483,340
FS Investment Corp., 4.00%, 7/15/2019	6,286,000	6,340,870
Goldman Sachs Group, Inc. Floating Rate Note, 2.061%, 10/23/2019	5,895,000	5,957,823
[b] MSCI, Inc., 4.75%, 8/1/2026	400,000	404,000
Consumer Finance — 1.37%
Ally Financial, Inc., 4.75%, 9/10/2018	4,000,000	4,110,000
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,000,000	10,425,000
Diversified Financial Services — 3.30%
[b] Athene Global Funding, 2.875%, 10/23/2018	4,725,000	4,752,655
[b,c] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	4,000,000	4,060,000
[b] Citicorp, 8.04%, 12/15/2019	186,087	212,344
[c] Credit Suisse Group Ltd., 3.80%, 6/9/2023	400,000	401,638
General Electric Capital Corp. (SEK), 2.625%, 1/16/2018	24,000,000	2,732,186
[b,c] Genpact Luxembourg S.a.r.l., 3.70%, 4/1/2022	3,000,000	3,017,388
Morgan Stanley, 2.441%, 4/21/2021	6,660,000	6,830,909
[b] MSCI, Inc., 5.75%, 8/15/2025	2,640,000	2,805,000
[b] MSCI, Inc., 5.25%, 11/15/2024	1,625,000	1,710,312
S&P Global, Inc., 4.00%, 6/15/2025	1,590,000	1,634,210
S&P Global, Inc., 3.30%, 8/14/2020	1,975,000	2,017,698
[b] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	5,235,000	4,816,200

		80,385,303

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
ENERGY — 7.65%
Energy Equipment & Services — 1.12%
Compressco Partners, L.P., 7.25%, 8/15/2022	$4,800,000	$4,560,000
[b] Enviva Partners, LP, 8.50%, 11/1/2021	1,900,000	2,014,000
Oceaneering International, Inc., 4.65%, 11/15/2024	4,075,000	4,102,294
[b,c,d,e] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	10,684,600	1,228,729
Oil, Gas & Consumable Fuels — 6.53%
[b] Citgo Holding, Inc., 10.75%, 2/15/2020	980,000	1,053,500
[b] Citgo Petroleum Corp., 6.25%, 8/15/2022	450,000	455,625
[b] Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., 4.15%, 8/15/2026	4,500,000	4,398,053
Energy Transfer Partners LP, 4.052%, 11/1/2066	1,200,000	1,014,000
Enterprise Products Operating LP, 7.034%, 1/15/2068	1,400,000	1,450,260
[b] Florida Gas Transmission Co., LLC, 3.875%, 7/15/2022	4,765,000	4,886,298
[b] Florida Gas Transmission Co., LLC, 4.35%, 7/15/2025	2,224,000	2,302,367
Global Partners LP/GLP Finance Corp., 6.25%, 7/15/2022	4,975,000	4,875,500
Gulf South Pipeline Co., LP, 4.00%, 6/15/2022	4,860,000	4,953,375
[b] Gulfstream Natural Gas System, LLC, 4.60%, 9/15/2025	5,515,000	5,803,434
HollyFrontier Corp., 5.875%, 4/1/2026	3,500,000	3,716,013
[a,b,d,e] Linc Energy, 12.50%, 10/31/2017	6,617,950	66
[a,b,d,e] Linc Energy, 9.625%, 10/31/2017	1,100,236	45,660
NGL Energy Partners LP, 6.875%, 10/15/2021	3,000,000	3,052,500
Northern Tier Energy, LLC, 7.125%, 11/15/2020	6,450,000	6,708,000
[b] Northwest Pipeline, LLC, 4.00%, 4/1/2027	2,000,000	1,999,330
[b,c] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	2,497,238	923,978
Plains All American Pipeline LP, 8.75%, 5/1/2019	1,000,000	1,127,874
[b,c] QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/2019	557,550	543,611
[d,e] RAAM Global Energy Co., 12.50%, 10/1/2015	2,000,000	30,000
[b] Rockies Express Pipeline, LLC, 6.85%, 7/15/2018	2,000,000	2,090,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	7,010,000	7,010,000
Tennessee Gas Pipeline Co., L.L.C., 7.00%, 3/15/2027	1,352,000	1,603,118
Tesoro Logistics LP, 6.125%, 10/15/2021	3,375,000	3,531,094
[b] Texas Gas Transmission, LLC, 4.50%, 2/1/2021	940,000	980,811
Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	3,600,000	4,622,555

		81,082,045

FOOD & STAPLES RETAILING — 0.85%
Food & Staples Retailing — 0.85%
[b] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	3,935,000	3,885,812
Whole Foods Market, Inc., 5.20%, 12/3/2025	4,830,000	5,133,136

		9,018,948

FOOD, BEVERAGE & TOBACCO — 1.86%
Beverages — 0.55%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	2,000,000	627,995
[b,c] Central America Bottling Corp., 5.75%, 1/31/2027	5,000,000	5,182,300
Food Products — 0.92%
B&G Foods, Inc., 5.25%, 4/1/2025	1,000,000	1,008,750
[b,c] Barry Callebaut Services NV, 5.50%, 6/15/2023	4,000,000	4,291,632
[b,c] BRF S.A., 4.75%, 5/22/2024	4,650,000	4,482,600
Tobacco — 0.39%
[b] Vector Group Ltd., 6.125%, 2/1/2025	4,000,000	4,085,000

		19,678,277

HEALTH CARE EQUIPMENT & SERVICES — 2.11%
Health Care Providers & Services — 2.11%
[b] Covenant Surgical Partners, Inc., 8.75%, 8/1/2019	6,125,000	5,818,750
DaVita Healthcare Partners, Inc., 5.00%, 5/1/2025	3,450,000	3,458,625
HCA, Inc., 5.25%, 4/15/2025	1,520,000	1,615,000
HCA, Inc., 4.75%, 5/1/2023	1,735,000	1,808,737
HCA, Inc., 4.50%, 2/15/2027	1,475,000	1,475,000
[b] LifePoint Health, Inc., 5.375%, 5/1/2024	3,000,000	3,051,000
WellCare Health Plans, Inc., 5.25%, 4/1/2025	5,000,000	5,116,500

		22,343,612

HOUSEHOLD & PERSONAL PRODUCTS — 0.99%
Household Products — 0.86%
Edgewell Personal Care, 4.70%, 5/24/2022	5,990,000	6,229,600
[b] Energizer Holdings, Inc., 5.50%, 6/15/2025	2,850,000	2,907,000

Semi-Annual Report    11

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Personal Products — 0.13%
[b] Avon International Operations, Inc., 7.875%, 8/15/2022	$1,340,000	$1,413,700

		10,550,300

INSURANCE — 2.99%
Insurance — 2.99%
CNA Financial Corp., 4.50%, 3/1/2026	3,460,000	3,656,815
[b,c] DaVinciRe Holdings Ltd., 4.75%, 5/1/2025	4,790,000	4,632,519
ELM B.V. (AUD), 7.635%, 12/29/2049	1,000,000	766,671
ELM B.V. (AUD), 3.185%, 4/29/2049	1,000,000	761,830
[c] Enstar Group Ltd., 4.50%, 3/10/2022	2,000,000	2,025,168
[b] Forethought Financial Group, Inc., 8.625%, 4/15/2021	1,160,000	1,318,313
Genworth Holdings, Inc., 4.90%, 8/15/2023	6,000,000	4,995,000
Kemper Corp., 4.35%, 2/15/2025	1,810,000	1,812,708
[b,c] Lancashire Holdings Ltd., 5.70%, 10/1/2022	4,900,000	5,225,370
Mercury General Corp., 4.40%, 3/15/2027	4,000,000	3,996,088
[b] National Life Insurance of Vermont, 10.50%, 9/15/2039	1,000,000	1,529,354
Reinsurance Group of America, Inc., 3.95%, 9/15/2026	990,000	998,407

		31,718,243

MATERIALS — 3.84%
Chemicals — 1.46%
CF Industries Holdings, Inc., 6.875%, 5/1/2018	2,975,000	3,101,438
[b,c] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	3,030,000	3,052,725
[b,c] Kissner Group Holdings, 8.375%, 12/1/2022	4,170,000	4,295,100
[b,c] Office Cherifien des Phosphates, 5.625%, 4/25/2024	4,710,000	5,014,737
Construction Materials — 0.33%
[b,c] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	4,000,000	3,530,000
Containers & Packaging — 0.40%
[b,c] Ardagh Finance Holdings S.A., 4.25%, 9/15/2022	1,000,000	1,010,000
Graphic Packaging International, Inc., 4.125%, 8/15/2024	3,225,000	3,196,781
Metals & Mining — 0.97%
[b] International Wire Group, Inc., 10.75%, 8/1/2021	3,200,000	3,112,000
[b,c] Newcrest Finance Property Ltd., 4.20%, 10/1/2022	7,000,000	7,190,414
Paper & Forest Products — 0.68%
[b] Neenah Paper, Inc., 5.25%, 5/15/2021	7,075,000	7,216,500

		40,719,695

MEDIA — 2.79%
Media — 2.79%
[b] Cable One, Inc., 5.75%, 6/15/2022	7,031,000	7,312,240
[b] CSC Holdings, LLC, 5.50%, 4/15/2027	1,825,000	1,854,656
[b] DHX Media Ltd. (CAD), 5.875%, 12/2/2021	1,340,000	1,007,633
[b] EMI Music Publishing Ltd., 7.625%, 6/15/2024	1,520,000	1,656,800
[b,c] SFR Group SA, 6.00%, 5/15/2022	3,475,000	3,600,969
[b,c] SFR Group SA, 7.375%, 5/1/2026	2,365,000	2,435,950
[b] Sirius XM Canada Holdings, Inc. (CAD), 5.625%, 4/23/2021	7,441,000	5,609,356
The Washington Post Co., 7.25%, 2/1/2019	2,100,000	2,273,250
[b,c] Virgin Media, Inc., 5.50%, 8/15/2026	3,790,000	3,846,850

		29,597,704

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.00%
Pharmaceuticals — 0.00%
[a,d,e] Atlas U.S. Royalty, LLC Participation Rights, 0%, 3/15/2027	5,450,000	0

		0

REAL ESTATE — 1.68%
Equity Real Estate Investment Trusts — 1.40%
EPR Properties, 5.25%, 7/15/2023	5,000,000	5,244,115
Hospitality Properties Trust, 4.95%, 2/15/2027	2,850,000	2,926,420
Retail Opportunity Investments Corp., 5.00%, 12/15/2023	1,500,000	1,549,818
Select Income REIT, 2.85%, 2/1/2018	5,100,000	5,132,472
Real Estate Management & Development — 0.28%
[b,c] Avison Young (Canada), Inc., 9.50%, 12/15/2021	3,000,000	2,955,000

		17,807,825

RETAILING — 1.74%
Distributors — 0.57%
LKQ Corp., Inc., 4.75%, 5/15/2023	6,045,000	6,014,775

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Internet & Direct Marketing Retail — 0.75%
QVC, Inc., 4.45%, 2/15/2025	$8,147,000	$7,911,894
Multiline Retail — 0.42%
[b,c] Grupo Famsa S.A.B. de C.V., 7.25%, 6/1/2020	5,550,000	4,495,500

		18,422,169

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.52%
Semiconductors & Semiconductor Equipment — 0.52%
[b] Broadcom Corp./Broadcom Cayman Finance Ltd., 2.375%, 1/15/2020	1,000,000	999,879
[b] Broadcom Corp./Broadcom Cayman Finance Ltd., 3.00%, 1/15/2022	1,000,000	998,726
[b] Broadcom Corp./Broadcom Cayman Finance Ltd., 3.625%, 1/15/2024	1,000,000	1,007,370
[b,c] Sensata Technologies B.V., 5.00%, 10/1/2025	2,530,000	2,548,975

		5,554,950

SOFTWARE & SERVICES — 2.78%
Information Technology Services — 1.25%
[b] Alliance Data Systems Corp., 5.375%, 8/1/2022	4,190,000	4,221,425
Neustar, Inc., 4.50%, 1/15/2023	8,770,000	9,000,212
Internet Software & Services — 0.54%
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc., 5.75%, 4/15/2023	5,417,000	5,674,205
Software — 0.99%
Autodesk, Inc., 3.125%, 6/15/2020	2,350,000	2,395,350
Autodesk, Inc., 4.375%, 6/15/2025	1,600,000	1,648,757
[b,c] Open Text Corp., 5.875%, 6/1/2026	3,320,000	3,477,700
[b] Solera Capital, LLC, 10.50%, 3/1/2024	2,630,000	3,004,775

		29,422,424

TECHNOLOGY HARDWARE & EQUIPMENT — 3.19%
Communications Equipment — 0.34%
[c] LM Ericsson, 4.125%, 5/15/2022	3,490,000	3,561,371
Computers & Peripherals — 0.10%
Lexmark International, Inc., 6.125%, 3/15/2020	1,038,000	1,076,000
Electronic Equipment, Instruments & Components — 2.17%
Anixter, Inc., 5.125%, 10/1/2021	8,395,000	8,751,788
[b] Harland Clarke Holdings, 8.375%, 8/15/2022	1,500,000	1,537,500
Ingram Micro, Inc., 5.45%, 12/15/2024	1,951,000	1,919,725
Tech Data Corp., 4.95%, 2/15/2027	4,000,000	4,037,816
Trimble Navigation, Ltd., 4.75%, 12/1/2024	6,525,000	6,753,042
Technology, Hardware, Storage & Peripherals — 0.58%
CDW LLC/CDW Finance Corp., 5.00%, 9/1/2025	2,000,000	2,040,000
[b] Western Digital Corp., 7.375%, 4/1/2023	3,725,000	4,083,531

		33,760,773

TELECOMMUNICATION SERVICES — 5.19%
Diversified Telecommunication Services — 1.84%
AT&T, Inc., 3.00%, 6/30/2022	2,395,000	2,382,534
[b,c] Inmarsat Finance plc, 4.875%, 5/15/2022	400,000	396,000
Qwest Corp., 6.75%, 12/1/2021	3,700,000	4,056,118
[b] Unison Ground Lease Funding, 5.78%, 3/15/2043	1,920,000	1,794,225
Verizon Communications, Inc. Floating Rate Note, 2.137%, 3/16/2022	2,500,000	2,522,740
[b,c] Videotron Ltd., Co., 5.375%, 6/15/2024	8,050,000	8,361,937
Wireless Telecommunication Services — 3.35%
America Movil SAB de CV (MXN), 6.45%, 12/5/2022	120,000,000	5,973,641
[b,c] Digicel Ltd., 6.00%, 4/15/2021	7,450,000	6,770,187
[b,c] Inmarsat Finance plc, 6.50%, 10/1/2024	600,000	621,750
[b,c] Millicom International Cellular S.A., 6.00%, 3/15/2025	5,578,000	5,717,450
[b,c] MTN (Mauritius) Investments Ltd., 5.373%, 2/13/2022	3,450,000	3,503,510
[b,c] MTN International (Mauritius) Ltd., 4.755%, 11/11/2024	4,125,000	3,891,937
T-Mobile USA, Inc., 4.00%, 4/15/2022	2,000,000	2,032,500
[b] WCP Issuer, LLC, 6.657%, 8/15/2043	386,000	419,293
[b] WCP Issuer, LLC, 7.143%, 8/15/2043	6,000,000	6,592,500

		55,036,322

TRANSPORTATION — 3.01%
Airlines — 2.81%
American Airlines Group, Inc., 4.00%, 8/15/2030	2,000,000	2,025,000
[b] American Airlines Group, Inc., 5.60%, 1/15/2022	11,293,608	11,674,767
American Airlines Group, Inc., 4.95%, 7/15/2024	2,283,530	2,428,830
Continental Airlines, 9.798%, 10/1/2022	4,324,388	4,756,827

Semi-Annual Report    13

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[b,c] Guanay Finance Ltd., 6.00%, 12/15/2020	$4,625,576	$4,746,998
US Airways, 7.076%, 9/20/2022	958,003	1,022,668
US Airways, 6.25%, 10/22/2024	1,289,851	1,405,938
US Airways, 5.90%, 4/1/2026	1,547,564	1,724,048
Marine — 0.12%
[b,c] Stena International SA, 5.75%, 3/1/2024	1,400,000	1,260,000
Transportation Infrastructure — 0.08%
[b,c] Mexico City Airport Trust, 4.25%, 10/31/2026	842,000	853,578

		31,898,654

UTILITIES — 2.91%
Electric Utilities — 2.16%
[b] Duquesne Light Holdings, Inc., 6.40%, 9/15/2020	2,000,000	2,233,046
Great Plains Energy, Inc., 2.50%, 3/9/2020	4,500,000	4,518,945
[b] Jersey Central Power & Light Co., 4.30%, 1/15/2026	3,965,000	4,124,865
Puget Energy, Inc., 6.50%, 12/15/2020	2,000,000	2,239,896
Puget Energy, Inc., 5.625%, 7/15/2022	2,500,000	2,766,145
Southern Power Co., 1.85%, 12/1/2017	7,000,000	7,006,888
Independent Power & Renewable Electricity Producers — 0.54%
Ipalco Enterprises, Inc., 5.00%, 5/1/2018	2,500,000	2,568,750
[b] Midland Cogeneration Venture, 6.00%, 3/15/2025	1,496,788	1,589,448
[b] Pattern Energy Group, Inc., 5.875%, 2/1/2024	1,500,000	1,518,750
Multi-Utilities — 0.21%
CMS Energy Corp., 8.75%, 6/15/2019	2,000,000	2,283,692

		30,850,425

TOTAL CORPORATE BONDS (Cost $678,732,536)		670,774,412

CONVERTIBLE BONDS — 2.42%
DIVERSIFIED FINANCIALS — 0.50%
Consumer Finance — 0.50%
EZCORP, Inc., 2.125%, 6/15/2019	5,719,000	5,297,224

		5,297,224

FOOD, BEVERAGE & TOBACCO — 0.24%
Tobacco — 0.24%
Vector Group Ltd., 1.75%, 4/15/2020	2,260,000	2,552,388

		2,552,388

MEDIA — 0.74%
Media — 0.74%
Comcast Holdings Corp., 2.00%, 10/15/2029	15,500,000	7,827,500

		7,827,500

REAL ESTATE — 0.85%
Equity Real Estate Investment Trusts — 0.85%
[b] IAS Operating Partnership LP, 5.00%, 3/15/2018	5,040,000	5,084,100
VEREIT, Inc., 3.00%, 8/1/2018	3,890,000	3,892,431

		8,976,531

SOFTWARE & SERVICES — 0.09%
Internet Software & Services — 0.09%
[b] Zillow, Inc., 2.00%, 12/1/2021	1,000,000	991,875

		991,875

TOTAL CONVERTIBLE BONDS (Cost $24,715,653)		25,645,518

MUNICIPAL BONDS — 0.97%
California Health Facilities Financing Authority (Developmental Disabilities), 7.875%, 2/1/2026	1,940,000	2,182,539
City of Chicago GO, 7.045%, 1/1/2029	5,000,000	5,094,850
Oklahoma Development Finance Authority, 8.00%, 5/1/2020	590,000	594,779
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	1,000,000	1,141,430
Town of Oyster Bay GO, 3.25%, 2/1/2018	1,220,000	1,221,427

TOTAL MUNICIPAL BONDS (Cost $9,717,776)		10,235,025

U.S. GOVERNMENT AGENCIES — 1.16%
[b] CoBank, ACB Floating Rate Note, (Federal Farm Credit Banks), 1.731%, 6/15/2022	12,700,000	12,260,224

TOTAL U.S. GOVERNMENT AGENCIES (Cost $12,266,305)		12,260,224

14    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
OTHER GOVERNMENT— 1.32%
Mexican Bonos de Desarrollo (MXN), 5.00%, 6/15/2017	$130,000,000	$6,926,598
Mexican Bonos de Desarrollo (MXN), 4.75%, 6/14/2018	77,700,000	4,063,238
[b,c] Seven and Seven Ltd. Floating Rate Note, (Guaranty: Export-Import Bank of Korea), 2.43%, 9/11/2019	3,000,000	2,980,407

TOTAL OTHER GOVERNMENT (Cost $18,396,532)		13,970,243

MORTGAGE BACKED — 0.29%
Federal Home Loan Mtg Corp., CMO Series KIR1 Class X, 1.093%, 3/25/2026	37,684,564	2,830,243
Federal National Mtg Assoc., CMO Series 1994-37 Class L, 6.50%, 3/25/2024	2,340	2,547
[a] Reilly FHA 1997-A Mtg, 6.896%, 7/1/2020	254,595	254,595

TOTAL MORTGAGE BACKED (Cost $3,026,810)		3,087,385

LOAN PARTICIPATIONS — 5.62%
COMMERCIAL & PROFESSIONAL SERVICES — 0.60%
Professional Services — 0.60%
RGIS Services, LLC, 7.50%, 3/24/2023	2,462,500	2,450,187
Affinion Group, Inc., 6.75%, 4/30/2018	3,899,497	3,880,741

		6,330,928

CONSUMER SERVICES — 0.10%
Hotels, Restaurants & Leisure — 0.10%
Cheddar’s Scratch Kitchen, 10.75%, 12/20/2022	1,000,000	1,005,000

		1,005,000

DIVERSIFIED FINANCIALS — 0.46%
Diversified Financial Services — 0.46%
[c] Stena International S.A., 4.15%, 3/3/2021	5,208,900	4,820,108

		4,820,108

ENERGY — 0.33%
Oil, Gas & Consumable Fuels — 0.33%
[a] Malamute Energy, Inc., 1.15%, 11/22/2022	14,316	14,316
Citgo Holding, Inc., 9.65%, 5/12/2018	3,458,695	3,507,705

		3,522,021

FOOD, BEVERAGE & TOBACCO — 0.28%
Tobacco — 0.28%
[a] North Atlantic Holding Co., Inc., 7.15%, 5/9/2022	3,000,000	2,970,000

		2,970,000

HEALTH CARE EQUIPMENT & SERVICES — 0.35%
Health Care Providers & Services — 0.35%
Prospect Medical Holdings, Inc., 7.13%, 06/30/2022	3,672,250	3,722,743

		3,722,743

HOUSEHOLD & PERSONAL PRODUCTS — 0.24%
Household Products — 0.24%
Energizer Holdings, Inc., 2.81%, 6/30/2022	2,500,000	2,508,325

		2,508,325

INDUSTRIALS — 0.51%
Construction & Engineering — 0.51%
ABG Intermediate Holdings (2), LLC, 9.65%, 5/27/2022	5,359,598	5,399,795

		5,399,795

MEDIA — 1.43%
Media — 1.43%
[c] Mood Media Corp., 7.15%, 5/1/2019	9,636,291	9,536,940
New Media Holdings II, LLC, 7.40%, 6/4/2020	5,679,128	5,622,337

		15,159,277

REAL ESTATE — 0.03%
Real Estate Management & Development — 0.03%
DTZ U.S. Borrower, LLC, 9.29%, 11/4/2022	318,298	317,238

		317,238

RETAILING — 0.31%
Specialty Retail — 0.31%
Redbox Automated Retail, LLC, 8.50%, 9/27/2021	3,325,000	3,320,844

		3,320,844

Semi-Annual Report    15

Schedule of Investments, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SOFTWARE & SERVICES — 0.27%
Information Technology Services — 0.27%
CCC Information Services, Inc., 7.75%, 3/29/2025	$1,000,000	$1,010,000
Neustar, Inc., 3.25%, 8/28/2019	1,000,000	1,012,080
Neustar, Inc., 4.03%, 1/22/2019	863,300	858,984

		2,881,064

TECHNOLOGY HARDWARE & EQUIPMENT — 0.33%
Technology, Hardware, Storage & Peripherals — 0.33%
Harland Clarke Holdings Corp., 7.15%, 12/31/2021	3,477,858	3,505,681

		3,505,681

TELECOMMUNICATION SERVICES — 0.28%
Diversified Telecommunication Services — 0.28%
Cyxtera Technologies, Inc., 7.75%, 3/28/2025	3,000,000	3,011,250

		3,011,250

TRANSPORTATION — 0.10%
Airlines — 0.05%
[a,b,c,d,e] OS Two, LLC, 12.00%, 12/15/2020	710,495	546,371
Road & Rail — 0.05%
Avolon Holdings Ltd., 3.73%, 3/20/2022	500,000	506,460

		1,052,831

TOTAL LOAN PARTICIPATIONS (Cost $59,368,927)		59,527,105

SHORT TERM INVESTMENTS — 9.62%
[f] Thornburg Capital Management Fund	10,194,681	101,946,814

TOTAL SHORT TERM INVESTMENTS (Cost $101,946,814)		101,946,814

TOTAL INVESTMENTS — 99.47% (Cost $1,067,415,001)		$1,054,041,474
OTHER ASSETS LESS LIABILITIES — 0.53%		5,595,754

NET ASSETS — 100.00%		$1,059,637,228

Footnote Legend

a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2017, the aggregate value of these securities in the Fund’s portfolio was $498,830,493, representing 47.08% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Bond in default.
e	Non-income producing.
f	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	11,484,943	14,171,283	15,461,545	10,194,681	$101,946,814	$355,440	$—

Total non-controlled affiliated issuers - 9.62% of net assets					$101,946,814	$355,440	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CAD	Denominated in Canadian Dollars
CHL	Denominated in Chilean Peso
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euros
FCB	Farm Credit Bank
FHA	Insured by Federal Housing Administration

GO	General Obligation
Mtg	Mortgage
MTN	Medium-Term Note
MXN	Denominated in Mexican Pesos
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SBA	Small Business Administration
SEK	Denominated in Swedish Kronor
SPV	Special Purpose Vehicle

See notes to financial statements.

16    Semi-Annual Report

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Semi-Annual Report    17

Statement of Assets and Liabilities

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $965,468,187)	$952,094,660
Non-controlled affiliated issuer (cost $101,946,814)	101,946,814
Cash	738,913
Receivable for investments sold	2,697,884
Receivable for fund shares sold	8,658,969
Unrealized appreciation on forward currency contracts (Note 7)	137,184
Dividends receivable	207,587
Dividend and interest reclaim receivable	50,888
Interest receivable	10,979,252
Prepaid expenses and other assets	76,268

Total Assets	1,077,588,419

LIABILITIES
Payable for investments purchased	12,224,480
Payable for fund shares redeemed	4,302,422
Unrealized depreciation on forward currency contracts (Note 7)	72,991
Payable to investment advisor and other affiliates (Note 4)	685,928
Accounts payable and accrued expenses	264,263
Dividends payable	401,107

Total Liabilities	17,951,191

NET ASSETS	$1,059,637,228

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(673,286)
Net unrealized depreciation on investments	(13,297,999)
Accumulated net realized gain (loss)	(34,807,397)
Net capital paid in on shares of beneficial interest	1,108,415,910

$1,059,637,228

18    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($241,563,697 applicable to 20,743,914 shares of beneficial interest outstanding - Note 5)	$11.65
Maximum sales charge, 4.50% of offering price	0.55

Maximum offering price per share	$12.20

Class C Shares:
Net asset value and offering price per share* ($235,079,441 applicable to 20,219,710 shares of beneficial interest outstanding - Note 5)	$11.63

Class I Shares:
Net asset value, offering and redemption price per share ($571,676,587 applicable to 49,207,772 shares of beneficial interest outstanding - Note 5)	$11.62

Class R3 Shares:
Net asset value, offering and redemption price per share ($2,683,197 applicable to 230,693 shares of beneficial interest outstanding - Note 5)	$11.63

Class R4 Shares:
Net asset value, offering and redemption price per share ($2,759,348 applicable to 237,114 shares of beneficial interest outstanding - Note 5)	$11.64

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,874,958 applicable to 505,789 shares of beneficial interest outstanding - Note 5)	$11.62

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    19

Statement of Operations

Thornburg Strategic Income Fund	Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$611,474
Non-controlled affiliated issuer	355,440
Interest income (net of premium amortized of $1,010,789)	23,969,121

Total Income	24,936,035

EXPENSES
Investment advisory fees (Note 4)	3,676,905
Administration fees (Note 4)
Class A Shares	168,569
Class C Shares	157,155
Class I Shares	125,961
Class R3 Shares	1,801
Class R4 Shares	1,832
Class R5 Shares	1,544
Distribution and service fees (Note 4)
Class A Shares	336,337
Class C Shares	1,253,192
Class R3 Shares	7,258
Class R4 Shares	3,668
Transfer agent fees
Class A Shares	129,754
Class C Shares	114,658
Class I Shares	219,868
Class R3 Shares	6,704
Class R4 Shares	6,255
Class R5 Shares	8,504
Registration and filing fees
Class A Shares	15,431
Class C Shares	10,836
Class I Shares	36,910
Class R3 Shares	10,376
Class R4 Shares	10,247
Class R5 Shares	10,376
Custodian fees (Note 2)	140,950
Professional fees	49,127
Accounting fees (Note 4)	16,070
Trustee fees	22,637
Other expenses	76,932

Total Expenses	6,619,857
Less:
Expenses reimbursed by investment advisor (Note 4)	(370,430)
Investment advisory fees waived by investment advisor (Note 4)	(191,452)

Net Expenses	6,057,975

Net Investment Income	$18,878,060

20    Semi-Annual Report

Statement of Operations, Continued

Thornburg Strategic Income Fund	Six Months Ended March 31, 2017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$(2,367,649)
Forward currency contracts (Note 7)	386,142
Foreign currency transactions	(62,423)

(2,043,930)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	5,265,162
Forward currency contracts (Note 7)	(62,151)
Foreign currency translations	49,950

5,252,961

Net Realized and Unrealized Gain	3,209,031

Net Increase in Net Assets Resulting from Operations	$22,087,091

See notes to financial statements.

Semi-Annual Report    21

Statements of Changes in Net Assets

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$18,878,060	$44,371,576
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	(2,043,930)	(38,813,306)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	5,252,961	61,853,369

Net Increase (Decrease) in Net Assets Resulting from Operations	22,087,091	67,411,639

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(3,748,361)	(9,880,040)
Class C Shares	(2,778,022)	(7,668,653)
Class I Shares	(8,125,111)	(17,002,116)
Class R3 Shares	(40,242)	(59,729)
Class R4 Shares	(40,546)	(84,997)
Class R5 Shares	(95,823)	(239,592)
From realized gains
Class A Shares	—	(816,703)
Class C Shares	—	(732,196)
Class I Shares	—	(1,265,868)
Class R3 Shares	—	(3,811)
Class R4 Shares	—	(5,676)
Class R5 Shares	—	(14,864)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(43,682,256)	(63,035,022)
Class C Shares	(39,147,077)	(41,609,027)
Class I Shares	87,727,345	(64,637,440)
Class R3 Shares	(155,719)	1,314,552
Class R4 Shares	(474,414)	1,018,779
Class R5 Shares	(1,349,371)	514,084

Net Increase (Decrease) in Net Assets	10,177,494	(136,796,680)

NET ASSETS
Beginning of Period	1,049,459,734	1,186,256,414

End of Period	$1,059,637,228	$1,049,459,734

Distribution in excess of net investment income	$(673,286)	$(4,723,241)

*	Unaudited.

See notes to financial statements.

22    Semi-Annual Report

Notes to Financial Statements

Thornburg Strategic Income Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg Strategic Income Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 19, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R3”, “Class R4”, and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates of the respective investments. These amounts are included in Interest Income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2017, $14,316 of the $42,350 par commitment had been funded. The maturity date is November 22, 2022.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,067,415,001

Gross unrealized appreciation on a tax basis	$26,209,659
Gross unrealized depreciation on a tax basis	(39,583,186)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(13,373,527)

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $9,305,389. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $30,691,256. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $1,894,006, (of which $0 are short-term and $1,894,006 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryfor-wards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading.

Semi-Annual Report    25

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

26    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock(a)	$3,737,891	$—	$3,728,998	$8,893
Preferred Stock(a)	19,640,527	3,595,180	13,545,200	2,500,147
Asset Backed Securities	133,216,330	—	124,913,647	8,302,683
Corporate Bonds	670,774,412	—	661,510,126	9,264,286
Convertible Bonds	25,645,518	—	25,645,518	—
Municipal Bonds	10,235,025	—	10,235,025	—
U.S. Government Agencies	12,260,224	—	12,260,224	—
Other Government	13,970,243	—	13,970,243	—
Mortgage Backed	3,087,385	—	2,832,790	254,595
Loan Participations	59,527,105	—	55,996,418	3,530,687
Short Term Investments	101,946,814	101,946,814	—	—

Total Investments in Securities	$1,054,041,474	$105,541,994	$924,638,189	$23,861,291
Other Financial Instruments**
Forward Currency Contracts	$137,184	$—	$137,184	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(72,991)	$—	$(72,991)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2017, industry classifications for Common Stock and Preferred Stock in Level 2 and Level 3 consist of $6,238,038 in Energy, $10,772,500 in Miscellaneous, and $2,772,700 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $9,473,155 of portfolio securities characterized as Level 3 investments at March 31, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2017:

	FAIR VALUE AT MARCH 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$8,893	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$10.50 (N/A)
Preferred Stock	2,500,147	Cost basis	Cost basis	$9.77 (N/A)
Asset-Backed Securities	8,302,683	Discounted cash flows	Third party vendor projection of discounted cash flows	2.30% - 5.40% (3.29%)
Corporate Bonds	45,726	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$0.001-$4.15 (11.07%)
Loan Participations	2,970,000	Cost basis	Cost basis	$99.00 (N/A)
	546,371	Discounted cash flows	Third party vendor projection of discounted cash flows	22.50%-27.50% (12.00%)
	14,316	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$100.00 (N/A)

Total	$14,388,136

Semi-Annual Report    27

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

	PREFERRED STOCK	ASSET BACKED SECURITIES	COMMON STOCK	CORPORATE BONDS	MORTGAGE BACKED	OTHER SECURITIES	TOTAL(e)
Beginning Balance 9/30/2016	$—	$10,975,294	$—	$1,785,600	$331,595	$6,692,250	$19,784,739
Accrued Discounts (Premiums)	—	4,849	—	13,840	(631)	5,083	23,141
Net Realized Gain (Loss)(a)	—	17,233	—	—	(1,288)	(134,865)	(118,920)
Gross Purchases	2,500,147	4,000,000	8,894	7,113,500	—	3,146,396	16,768,937
Gross Sales	—	(4,577,082)	—	(223,764)	(77,000)	(6,360,246)	(11,238,092)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	—	(17,717)	—	129,884	1,919	182,069	296,155
Transfers into Level 3(d)	—	—	—	2,230,826	—	—	2,230,826
Transfers out of Level 3(d)	—	(2,099,895)	—	(1,785,600)	—	—	(3,885,495)

Ending Balance 3/31/2017	$2,500,147	$8,302,682	$8,894	$9,264,286	$254,595	$3,530,687	$23,861,291

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2017, which were valued using significant unobservable inputs, was $112,017. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2017.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 2.25% of total net assets at the six months ended March 31, 2017. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.750%
Next $500 million	0.675
Next $500 million	0.625
Next $500 million	0.575
Over $2 billion	0.500

The Fund’s effective management fee for the year ended September 30, 2016 was 0.709% of the Fund’s average net assets, (before applicable management fee waiver of $191,452).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $16,070 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $20,133 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $4,192 from redemptions of Class C shares of the Fund.

28    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of .25 of 1% of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually waived Fund level investment advisory fees of $191,452. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $9,286 for Class A shares, $195,824 for Class C shares, $116,906 for Class I shares, $18,665 for Class R3 shares, $14,434 for Class R4 shares, and $15,315 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 1.50%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $3,125,667 in sales.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,524,188	$29,138,580	4,582,152	$51,291,779
Shares issued to shareholders in reinvestment of dividends	297,011	3,439,741	871,540	9,760,425
Shares repurchased	(6,584,960)	(76,260,577)	(11,109,168)	(124,087,226)

Net increase (decrease)	(3,763,761)	$(43,682,256)	(5,655,476)	$(63,035,022)

Class C Shares
Shares sold	941,251	$10,847,245	2,946,495	$32,860,557
Shares issued to shareholders in reinvestment of dividends	210,524	2,434,735	654,821	7,317,489
Shares repurchased	(4,548,979)	(52,429,057)	(7,309,089)	(81,787,073)

Net increase (decrease)	(3,397,204)	$(39,147,077)	(3,707,773)	$(41,609,027)

Semi-Annual Report    29

Notes To Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	13,849,072	$159,754,364	13,499,402	$151,142,252
Shares issued to shareholders in reinvestment of dividends	602,054	6,956,978	1,377,570	15,401,708
Shares repurchased	(6,857,206)	(78,983,997)	(20,779,133)	(231,181,400)

Net increase (decrease)	7,593,920	$87,727,345	(5,902,161)	$(64,637,440)

Class R3 Shares
Shares sold	43,980	$506,895	185,212	$2,084,448
Shares issued to shareholders in reinvestment of dividends	1,455	16,831	3,115	34,849
Shares repurchased	(58,783)	(679,445)	(71,853)	(804,745)

Net increase (decrease)	(13,348)	$(155,719)	116,474	$1,314,552

Class R4 Shares
Shares sold	61,988	$713,584	98,418	$1,108,245
Shares issued to shareholders in reinvestment of dividends	2,291	26,528	5,291	59,279
Shares repurchased	(105,547)	(1,214,526)	(13,157)	(148,745)

Net increase (decrease)	(41,268)	$(474,414)	90,552	$1,018,779

Class R5 Shares
Shares sold	121,893	$1,405,467	537,061	$5,962,916
Shares issued to shareholders in reinvestment of dividends	6,819	78,778	14,404	161,108
Shares repurchased	(246,273)	(2,833,616)	(499,950)	(5,609,940)

Net increase (decrease)	(117,561)	$(1,349,371)	51,515	$514,084

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $204,523,892 and $163,432,371, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the

30    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $14,906,617. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017

CONTRACT DESCRIPTION	BUY/ SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Canadian Dollar	Sell	12,854,000	09/06/2017	9,687,642	$—	$(72,991)
Euro	Sell	475,000	09/25/2017	511,154	6,498	—
Swiss Franc	Sell	3,974,100	09/21/2017	4,010,296	130,686	—

Total					$137,184	$(72,991)

Net unrealized appreciation (depreciation)					$64,193

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$137,184

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(72,991)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March

Semi-Annual Report    31

Notes To Financial Statements, Continued

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

31, 2017 is $64,193, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 386,142	$ 386,142

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ (62,151)	$ (62,151)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, prepayment risk, management risk, market and economic risk, liquidity risk, risks affecting specific issuers, and the risks associated with investments in derivative instruments, small- and mid-cap companies, non-U.S. issuers, real estate investment trusts, below investment grade debt obligations, and structured finance arrangements. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

32    Semi-Annual Report

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Semi-Annual Report    33

Financial Highlights

    Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$11.56	0.21	0.04	0.25	(0.16)	—	(0.16)	$11.65	3.60	(f)	1.21	(f)	1.21	(f)	1.25	(f)	2.19	17.70	$241,564
2016(c)	$11.22	0.46	0.28	0.74	(0.37)	(0.03)	(0.40)	$11.56	4.12		1.24		1.24		1.24		6.70	29.48	$283,398
2015(c)	$12.18	0.47	(0.82)	(0.35)	(0.46)	(0.15)	(0.61)	$11.22	4.04		1.23		1.23		1.23		(2.97)	38.40	$338,387
2014(c)	$12.19	0.52	0.28	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.30		1.22		1.22		1.24		6.79	51.20	$392,604
2013(c)	$12.28	0.67	0.03	0.70	(0.65)	(0.14)	(0.79)	$12.19	5.44		1.25		1.25		1.27		5.79	76.47	$251,106
2012(c)	$11.86	0.71	0.73	1.44	(0.74)	(0.28)	(1.02)	$12.28	5.97		1.25		1.25		1.31		12.73	34.54	$199,770
CLASS C SHARES
2017(b)	$11.55	0.17	0.04	0.21	(0.13)	—	(0.13)	$11.63	3.01	(f)	1.80	(f)	1.80	(f)	1.99	(f)	1.82	17.70	$235,079
2016	$11.20	0.40	0.28	0.68	(0.30)	(0.03)	(0.33)	$11.55	3.56		1.80		1.80		1.99		6.20	29.48	$272,691
2015	$12.17	0.41	(0.83)	(0.42)	(0.40)	(0.15)	(0.55)	$11.20	3.47		1.80		1.80		1.97		(3.61)	38.40	$306,085
2014	$12.17	0.45	0.29	0.74	(0.47)	(0.27)	(0.74)	$12.17	3.73		1.80		1.80		1.98		6.27	51.20	$348,334
2013	$12.26	0.60	0.03	0.63	(0.58)	(0.14)	(0.72)	$12.17	4.88		1.80		1.80		2.02		5.21	76.47	$237,177
2012	$11.84	0.64	0.73	1.37	(0.67)	(0.28)	(0.95)	$12.26	5.42		1.79		1.79		2.05		12.15	34.54	$188,782
CLASS I SHARES
2017(b)	$11.54	0.23	0.03	0.26	(0.18)	—	(0.18)	$11.62	3.98	(f)	0.83	(f)	0.83	(f)	0.92	(f)	2.30	17.70	$571,677
2016	$11.19	0.50	0.28	0.78	(0.40)	(0.03)	(0.43)	$11.54	4.45		0.91		0.91		0.91		7.15	29.48	$480,143
2015	$12.16	0.51	(0.83)	(0.32)	(0.50)	(0.15)	(0.65)	$11.19	4.38		0.89		0.89		0.89		(2.73)	38.40	$531,849
2014	$12.17	0.56	0.28	0.84	(0.58)	(0.27)	(0.85)	$12.16	4.60		0.90		0.90		0.90		7.15	51.20	$552,182
2013	$12.25	0.70	0.04	0.74	(0.68)	(0.14)	(0.82)	$12.17	5.75		0.94		0.94		0.94		6.21	76.47	$246,332
2012	$11.83	0.74	0.73	1.47	(0.77)	(0.28)	(1.05)	$12.25	6.27		0.96		0.96		0.97		13.06	34.54	$191,090
CLASS R3 SHARES
2017(b)	$11.55	0.20	0.04	0.24	(0.16)	—	(0.16)	$11.63	3.56	(f)	1.25	(f)	1.25	(f)	2.58	(f)	2.10	17.70	$2,683
2016	$11.21	0.46	0.27	0.73	(0.36)	(0.03)	(0.39)	$11.55	4.07		1.25		1.25		3.09		6.69	29.48	$2,819
2015	$12.18	0.47	(0.83)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	3.98		1.25		1.25		2.70		(3.07)	38.40	$1,430
2014	$12.19	0.49	0.31	0.80	(0.54)	(0.27)	(0.81)	$12.18	4.10		1.25		1.25		3.10		6.76	51.20	$3,049
2013	$12.28	0.63	0.06	0.69	(0.64)	(0.14)	(0.78)	$12.19	5.19		1.25		1.25		32.64	(d)	5.78	76.47	$171
2012(e)	$12.03	0.30	0.25	0.55	(0.30)	—	(0.30)	$12.28	5.93	(f)	1.22	(f)	1.22	(f)	373.07	(d)(f)	4.63	34.54	$11
CLASS R4 SHARES
2017(b)	$11.56	0.20	0.04	0.24	(0.16)	—	(0.16)	$11.64	3.56	(f)	1.25	(f)	1.25	(f)	2.27	(f)	2.10	17.70	$2,759
2016	$11.21	0.46	0.28	0.74	(0.36)	(0.03)	(0.39)	$11.56	4.10		1.25		1.25		2.50		6.79	29.48	$3,218
2015	$12.18	0.48	(0.84)	(0.36)	(0.46)	(0.15)	(0.61)	$11.21	4.15		1.25		1.25		2.64		(3.07)	38.40	$2,106
2014(g)	$12.00	0.35	0.17	0.52	(0.34)	—	(0.34)	$12.18	4.25	(f)	1.25	(f)	1.25	(f)	60.66	(d)(f)	4.29	51.20	$16
CLASS R5 SHARES
2017(b)	$11.54	0.22	0.04	0.26	(0.18)	—	(0.18)	$11.62	3.91	(f)	0.90	(f)	0.90	(f)	1.43	(f)	2.28	17.70	$5,875
2016	$11.19	0.49	0.28	0.77	(0.39)	(0.03)	(0.42)	$11.54	4.34		0.99		0.99		1.37		7.07	29.48	$7,191
2015	$12.15	0.50	(0.82)	(0.32)	(0.49)	(0.15)	(0.64)	$11.19	4.33		0.99		0.99		1.55		(2.75)	38.40	$6,399
2014	$12.16	0.55	0.28	0.83	(0.57)	(0.27)	(0.84)	$12.15	4.51		0.99		0.99		2.11		7.05	51.20	$2,565
2013	$12.25	0.70	0.03	0.73	(0.68)	(0.14)	(0.82)	$12.16	5.68		0.99		0.99		227.33	(d)	6.07	76.47	$11
2012(e)	$12.00	0.31	0.25	0.56	(0.31)	—	(0.31)	$12.25	6.22	(f)	0.97	(f)	0.97	(f)	372.35	(d)(f)	4.75	34.54	$11

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Effective date of this class of shares was May 1, 2012.
(f)	Annualized.
(g)	Effective date of this class of shares was February 1, 2014.
+	Based on weighted average shares outstanding.

See notes to financial statements.

34 Semi-Annual Report	Semi-Annual Report 35

Expense Example

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,021.89	$6.27
Hypothetical	$1,000.00	$1,018.73	$6.26
CLASS C SHARES
Actual	$1,000.00	$1,018.17	$9.23
Hypothetical	$1,000.00	$1,015.78	$9.22
CLASS I SHARES
Actual	$1,000.00	$1,023.05	$4.41
Hypothetical	$1,000.00	$1,020.58	$4.40
CLASS R3 SHARES
Actual	$1,000.00	$1,021.01	$6.49
Hypothetical	$1,000.00	$1,018.51	$6.48
CLASS R4 SHARES
Actual	$1,000.00	$1,021.01	$6.48
Hypothetical	$1,000.00	$1,018.52	$6.47
CLASS R5 SHARES
Actual	$1,000.00	$1,022.77	$4.71
Hypothetical	$1,000.00	$1,020.28	$4.70

†	Expenses are equal to the annualized expense ratio for each class (A: 1.24%; C: 1.83%; I: 0.87%; R3: 1.29%; R4: 1.29%; R5: 0.93%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Hypothetical assumes a rate of return of 5% per year before expenses.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

36    Semi-Annual Report

Other Information

Thornburg Strategic Income Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    37

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

38    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    39

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1663

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Value Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report     3

Letter to Shareholders

Thornburg Value Fund	March 31, 2017 (Unaudited)

April 25, 2017

Dear Fellow Shareholders:

The first half of Thornburg Value Fund’s 2017 fiscal year showed a positive result, and was just below our benchmark, the S&P 500 Index. During the period, the Fund (A shares without sales charge) slightly underperformed the S&P 500 Index, returning 9.80%, versus the index’s 10.12%.

Both long-term performance (since inception) and returns since we bolstered the consistent earners basket characteristics (in mid-2012) remain constructive. To illustrate the recovery with hard data, the updated Table 1, which was introduced in last year’s semi-annual letter, further highlights the Fund’s strengthening performance and improved beta characteristic since our mid-2012 consistent earner bolstering. We’re excited that, since then, we have provided a significant return for shareholders (in absolute terms) while also outpacing many pertinent investment alternatives.

Table I Historical Performance Statistics

	10/2/95– 12/31/10	12/31/10– 6/30/12	6/30/12– 3/31/17
Value Fund Beta	0.94	1.22	0.96
Value Fund Total Return, Annualized (A shares without sales charge)	9.9%	-8.9%	16.1%
S&P 500 Total Return, Annualized	7.1%	7.7%	14.7%
Value Fund Total Return, Cumulative	320.3%	-12.9%	103.3%
S&P 500 Total Return, Cumulative	184.3%	11.8%	92.0%

Source: Bloomberg and Confluence.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. If the sales charge had been deducted, returns would be lower. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent prospectus.

We recently read Philip Tetlock and Dan Gardner’s book Superforecasting, the Art and Science of Prediction, which focuses on measuring and improving our ability to forecast the future. Tetlock’s work helped lead the U.S. Director of National Intelligence to form IARPA, or the Intelligence Advanced Research Project Activity. In IARPA’s first forecasting competition, Tetlock’s crowdsourced team significantly out-forecasted U.S. government intelligence officers who had access to classified information. (It so happens that one of our team members, Greg Mazares, participated in the competition and forecasted accurately enough to qualify as a “Superforecaster.”)

We were particularly interested in Tetlock’s point about how hard the simple idea of probabilistic thinking can be to understand. This is the idea that if a weatherman projects just a 10% chance of rain, but then it rains, it doesn’t mean the weatherman was wrong. Imagine a weatherman predicts a 10% chance of rain on 100 different days. If it rains 10 of those days, then he is a perfect forecaster. That’s little solace when you’re soaked on one of those 10 days without an umbrella!

Probabilistic thinking plays a role in our investment approach. Like the weather on a given day, individual world events are hard to predict and have big near-term impact on the stock market. So how do you add value when big drivers of market performance are impossible to predict? We do this through portfolio construction.

Using our three-basket approach (consisting of basic value stocks, consistent earners, and emerging franchises), we attempt to construct a portfolio that has the ability to outperform over time regardless of outcomes of global events. The flexibility inherent in our basket approach ensures we always have a focused, yet diversified portfolio. Our hope is to construct a portfolio that has the opportunity to outperform no matter what low probability events come to pass in the future. If we consistently make good investment decisions investment by investment, with good probabilistic thinking around potential outcomes for the businesses we research, we believe can be successful in pursuing the Fund’s objectives over time.

Probabilistic thinking also plays a role in how we judge our own historic investment results. When we review individual stock performance within the portfolio, whether we made money or not isn’t the only important question to ask. Did we win for the right reasons? Did we correctly estimate the probability and size of the downside scenario? Sometimes investments with good risk/rewards lead to bad outcomes—sometimes it rains when there is a 90% chance of sun.

Similarly, probabilistic thinking is important when analyzing portfolio level performance. Over short periods of time, it may rain more or less than you predict. Over longer periods of time, short-term factors tend to cancel each other out and longer-term trends begin to emerge. This is why we like to think about performance on a three- to five-year basis, instead of just the past quarter or six-month period.

Sometimes even over longer periods of time, factors can sometimes still distort results. In an attempt to appropriately evaluate underlying performance, we offer several ways to look at portfolio performance since our bolstering of the consistent-earners basket characteristics in mid-2012. We learned a lot in the year and a half of weak performance before then, and we believe we have successfully put those lessons to work in the almost five years since.

Specifically, here are three examples of how we control our overall good results for different “macro” influences. When we run simple alpha/beta (i.e., controlling for market risk, the main driver of equity returns) our beta shows 0.96, leaving annualized alpha of 1.80% over this period. If we run a sector

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

attribution report, individual stock selection contribution to returns (i.e., Fund performance not explained by our allocation to different sectors) is 2.27% annualized. Since “risk factors” are all the rage, let’s see how we’ve done when controlling for a few of these. Running a traditional “five factor model,” remaining, unexplained alpha is 4.1% annualized over this period and statistically significant. Slicing the data a few different ways points to strong contribution from individual stock picking, just as we would hope, given our approach.

To really know whether this period of success has been based on luck or skill, you’ll have to stick around for the next five years. We like our chances.

A Quick Update on Smart Beta and ETFs

Since our initial discussion of smart beta strategies last year, we’ve found interesting research work generally supporting our hypothesis that “smart” beta is anything but. Further, we find mounting evidence that extensive use of ETFs (exchange traded funds) are leading to bad outcomes in real world portfolios. We believe passive flows are exacerbating market inefficiencies. This has created a challenging environment for intrinsic-value-based active managers over the last few years (especially those that compare themselves to the S&P 500 Index, the hardest index in the world to beat over that time period). We believe, however, that passive flows are creating exciting opportunities for managers brave enough to look different than the index. If this is true, we might expect to see a period in the future where intrinsic-value-based active managers have a much easier time outperforming passive indexes. We recently released a new white paper on this topic, now available in the Firm Insights section at www.thornburg.com.

Our summary: $480 billion today is invested in smart beta ETFs, fully 30% of ETF investments in the U.S. Smart beta flows show all the classic signs of performance chasing.

We’re off to an ok start for the first half of the fiscal year. Early in the period, the Fund did not keep pace with the broad market in the post-election rally. This seemed, in part, due to less exposure in the Fund to companies that benefited from the “Trump Trade,” i.e., companies that would benefit from lower corporate tax rates or infrastructure spending. The Fund also has significant exposure to Silicon Valley-based technology companies. After the election, many of these companies underperformed traditional network operators (Cable and Telecom) as Trump and his FCC are viewed to be a better friend to the network operators than to the software and service companies that operate on the networks (e.g. GOOGL, FB). Since the end of December, relative performance improved markedly, in part due to a reversal of many of the “Trump Trade” stocks.

Stock selection in the financials and consumer discretionary sectors aided Fund performance during the first half of the fiscal year and helped to offset weak stock selection effect in the health care and materials sectors.

We are certain that 2017 will continue to be an exciting year, especially if you “follow” or “feed” the social media juggernaut that will surround the Trump administration. We believe the market will latch on to different parts of the Trump agenda, and oscillate between optimism and pessimism toward prospects for the global economy.

While we can’t help but glance at the noise, our sights are trained on finding promising companies at a discount for the portfolio. Our focus will be on what we believe we do well—fundamental, bottom-up security selection. We like the portfolio’s current holdings, and will continue looking for other overlooked gems.

Thank you for investing alongside us in Thornburg Value Fund.

Sincerely,

Connor Browne, CFA	Robert MacDonald, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Value Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Share (Incep: 10/2/95)
Without sales charge	17.84%	8.92%	11.99%	5.40%	9.79%
With sales charge	12.54%	7.27%	10.96%	4.92%	9.55%
Class C Shares (Incep: 10/2/95)
Without sales charge	16.99%	8.12%	11.14%	4.61%	8.95%
With sales charge	15.99%	8.12%	11.14%	4.61%	8.95%
Class I Shares (Incep: 11/2/98)	18.32%	9.35%	12.43%	5.81%	7.57%
Class R3 Shares (Incep: 7/1/03)	17.90%	8.96%	12.03%	5.40%	7.78%
Class R4 Shares (Incep: 2/1/07)	18.03%	9.07%	12.14%	5.51%	5.25%
Class R5 Shares (Incep: 2/1/05)	18.35%	9.36%	12.43%	5.79%	7.73%
S&P 500 Index (Since 10/2/95)	17.17%	10.37%	13.30%	7.51%	8.78%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.39%; C shares, 2.14%; I shares, 1.07%; R3 shares, 1.81%; R4 shares, 1.75%; R5 shares, 1.46%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alpha – A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio performed better than its beta would predict. In contrast, a negative alpha indicates under-performance, given the expectations established by the beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Exchange Traded Fund (ETF) – A security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Semi-Annual Report

Fund Summary

Thornburg Value Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign and domestic debt obligations which, in the opinion of the Fund’s investment advisor, offer prospects for meeting the Fund’s investment goals.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

JPMorgan Chase & Co.	4.1%
Wal-Mart Stores, Inc.	3.9%
Thermo Fisher Scientific, Inc.	3.9%
Facebook, Inc.	3.8%
Gilead Sciences, Inc.	3.5%
Grand Canyon Education, Inc.	3.4%
Activision Blizzard, Inc.	3.3%
Medtronic plc	3.2%
International Flavors & Fragrances, Inc.	3.1%
Alphabet, Inc. Class C	3.1%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

SECTOR EXPOSURE

Information Technology	18.6%
Financials	17.6%
Health Care	15.6%
Consumer Discretionary	14.8%
Consumer Staples	9.0%
Energy	4.4%
Materials	3.1%
Industrials	3.1%
Telecommunication Services	2.8%
Utilities	1.5%
Real Estate	0.6%
Other Assets Less Liabilities	8.9%

TOP TEN INDUSTRY GROUPS

Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Software & Services	11.2%
Banks	7.9%
Technology Hardware & Equipment	7.4%
Diversified Financials	7.3%
Consumer Services	5.9%
Food, Beverage & Tobacco	5.1%
Retailing	4.5%
Health Care Equipment & Services	4.4%
Energy	4.4%

Semi-Annual Report    7

Schedule of Investments

Thornburg Value Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.12%
BANKS — 7.94%
Banks — 7.94%
Citigroup, Inc.	459,400	$27,481,308
Citizens Financial Group, Inc.	225,620	7,795,171
JPMorgan Chase & Co.	419,409	36,840,887

		72,117,366

CAPITAL GOODS — 0.82%
Machinery — 0.82%
Allison Transmission Holdings, Inc.	207,603	7,486,164

		7,486,164

COMMERCIAL & PROFESSIONAL SERVICES — 0.98%
Commercial Services & Supplies — 0.98%
Covanta Holding Corp.	568,774	8,929,752

		8,929,752

CONSUMER DURABLES & APPAREL — 4.39%
Household Durables — 1.84%
[a] TRI Pointe Homes, Inc.	1,333,678	16,724,322
Leisure Products — 2.55%
[a] Acushnet Holdings Corp.	911,800	15,755,904
Callaway Golf Co.	669,908	7,415,882

		39,896,108

CONSUMER SERVICES — 5.87%
Diversified Consumer Services — 3.39%
[a] Grand Canyon Education, Inc.	430,608	30,835,839
Hotels, Restaurants & Leisure — 2.48%
Aramark Holdings Corp.	610,976	22,526,685

		53,362,524

DIVERSIFIED FINANCIALS — 7.34%
Capital Markets — 4.98%
Apollo Global Management, LLC	1,036,419	25,205,710
Oaktree Capital Group, LLC	441,634	20,006,020
Mortgage Real Estate Investment Trusts — 2.36%
PennyMac Mortgage Investment Trust	1,207,530	21,433,658

		66,645,388

ENERGY — 4.40%
Oil, Gas & Consumable Fuels — 4.40%
Devon Energy Corp.	306,112	12,770,993
Enterprise Products Partners L.P.	985,004	27,195,960

		39,966,953

FOOD & STAPLES RETAILING — 3.95%
Food & Staples Retailing — 3.95%
Wal-Mart Stores, Inc.	497,651	35,870,684

		35,870,684

FOOD, BEVERAGE & TOBACCO — 5.06%
Food Products — 5.06%
Mead Johnson Nutrition Co.	161,839	14,416,618
Mondelez International, Inc.	231,738	9,983,273
[a] Nomad Foods Ltd.	1,123,935	12,869,056
The Kraft Heinz Co.	95,800	8,699,598

		45,968,545

HEALTH CARE EQUIPMENT & SERVICES — 4.43%
Health Care Equipment & Supplies — 3.40%
[a] Avinger, Inc.	760,168	1,444,319
Medtronic plc	365,335	29,431,388

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Health Care Providers & Services — 1.03%
[a] Envision Healthcare Corp.	152,706	$9,363,932

		40,239,639

INSURANCE — 2.32%
Insurance — 2.32%
Assured Guaranty Ltd.	568,300	21,089,613

		21,089,613

MATERIALS — 3.13%
Chemicals — 3.13%
International Flavors & Fragrances, Inc.	214,596	28,440,408

		28,440,408

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 11.20%
Biotechnology — 4.42%
Gilead Sciences, Inc.	462,370	31,404,171
[a] Seattle Genetics, Inc.	139,020	8,738,797
Life Sciences Tools & Services — 3.94%
Thermo Fisher Scientific, Inc.	232,786	35,755,930
Pharmaceuticals — 2.84%
[a] Akorn, Inc.	530,900	12,784,072
Phibro Animal Health Corp.	463,763	13,031,740

		101,714,710

REAL ESTATE — 0.59%
Real Estate Management & Development — 0.59%
[a] CBRE Group, Inc.	153,398	5,336,716

		5,336,716

RETAILING — 4.54%
Internet & Direct Marketing Retail — 2.46%
Expedia, Inc.	100,894	12,729,796
[a] Netflix, Inc.	64,967	9,602,772
Specialty Retail — 2.08%
[a] AutoZone, Inc.	11,178	8,082,253
Office Depot, Inc.	1,084,757	5,060,391
Staples, Inc.	655,979	5,752,936

		41,228,148

SOFTWARE & SERVICES — 11.19%
Information Technology Services — 1.01%
[a] Cognizant Tech Solutions Corp.	153,844	9,156,795
Internet Software & Services — 6.90%
[a] Alphabet, Inc. Class C	33,858	28,087,243
[a] Facebook, Inc.	243,800	34,631,790
Software — 3.28%
Activision Blizzard, Inc.	597,977	29,815,133

		101,690,961

TECHNOLOGY HARDWARE & EQUIPMENT — 7.39%
Communications Equipment — 3.05%
[a] ARRIS International plc	352,600	9,326,270
Nokia Oyj	1,819,095	9,761,269
[a] Palo Alto Networks, Inc.	76,474	8,617,090
Technology, Hardware, Storage & Peripherals — 4.34%
Apple, Inc.	166,700	23,948,122
HP, Inc.	867,177	15,505,125

		67,157,876

TELECOMMUNICATION SERVICES — 2.82%
Diversified Telecommunication Services — 1.39%
[a] Level 3 Communications, Inc.	221,619	12,681,039

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Wireless Telecommunication Services — 1.43%
China Mobile Ltd.	1,185,700	12,976,103

		25,657,142

TRANSPORTATION — 1.27%
Air Freight & Logistics — 1.27%
United Parcel Service, Inc.	107,667	$11,552,669

		11,552,669

UTILITIES — 1.49%
Electric Utilities — 1.49%
Fortis, Inc.	408,853	13,557,565

		13,557,565

TOTAL COMMON STOCK (Cost $637,710,210)		827,908,931

SHORT TERM INVESTMENTS — 8.95%
[b] Thornburg Capital Management Fund	8,132,319	81,323,190

TOTAL SHORT TERM INVESTMENTS (Cost $81,323,190)		81,323,190

TOTAL INVESTMENTS — 100.07% (Cost $719,033,400)		$909,232,121
LIABILITIES NET OF OTHER ASSETS — (0.07)%		(669,293)

NET ASSETS — 100.00%		$908,562,828

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017		INVESTMENT INCOME	REALIZED GAIN (LOSS)
Avinger, Inc.*	1,466,902	—	706,734		$		$—	$95,207
Thornburg Capital Management Fund	7,337,220	14,363,136	13,568,037	8,132,319		81,323,190	239,861	—

Total non-controlled affiliated issuers - 8.95% of net assets						$81,323,190	$239,861	$—

*	Issuer not affiliated at March 31, 2017.

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg Value Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $637,710,210)	$827,908,931
Non-controlled affiliated issuer (cost $81,323,190)	81,323,190
Receivable for fund shares sold	601,676
Dividends receivable	1,262,093
Prepaid expenses and other assets	69,662

Total Assets	911,165,552

LIABILITIES
Payable for investments purchased	52,770
Payable for fund shares redeemed	1,290,720
Unrealized depreciation on forward currency contracts (Note 7)	66,068
Payable to investment advisor and other affiliates (Note 4)	925,126
Accounts payable and accrued expenses	268,040

Total Liabilities	2,602,724

NET ASSETS	$908,562,828

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(480,945)
Net unrealized appreciation on investments	191,540,144
Accumulated net realized gain (loss)	(347,317,287)
Net capital paid in on shares of beneficial interest	1,064,820,916

$908,562,828

12    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($355,211,532 applicable to 5,983,577 shares of beneficial interest outstanding - Note 5)	$59.36
Maximum sales charge, 4.50% of offering price	2.80

Maximum offering price per share	$62.16

Class C Shares:
Net asset value and offering price per share* ($165,883,726 applicable to 3,034,236 shares of beneficial interest outstanding - Note 5)	$54.67

Class I Shares:
Net asset value, offering and redemption price per share ($315,464,215 applicable to 5,165,331 shares of beneficial interest outstanding - Note 5)	$61.07

Class R3 Shares:
Net asset value, offering and redemption price per share ($46,943,933 applicable to 795,500 shares of beneficial interest outstanding - Note 5)	$59.01

Class R4 Shares:
Net asset value, offering and redemption price per share ($9,400,588 applicable to 157,641 shares of beneficial interest outstanding - Note 5)	$59.63

Class R5 Shares:
Net asset value, offering and redemption price per share ($15,658,834 applicable to 256,758 shares of beneficial interest outstanding - Note 5)	$60.99

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg Value Fund	Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $36,256)	$6,584,230
Non-controlled affiliated issuer	239,861

Total Income	6,824,091

EXPENSES
Investment advisory fees (Note 4)	3,789,505
Administration fees (Note 4)
Class A Shares	223,160
Class C Shares	102,675
Class I Shares	73,756
Class R3 Shares	29,774
Class R4 Shares	5,853
Class R5 Shares	3,771
Distribution and service fees (Note 4)
Class A Shares	445,609
Class C Shares	820,305
Class R3 Shares	118,943
Class R4 Shares	11,021
Transfer agent fees
Class A Shares	205,705
Class C Shares	88,032
Class I Shares	152,852
Class R3 Shares	61,885
Class R4 Shares	14,819
Class R5 Shares	25,198
Registration and filing fees
Class A Shares	17,461
Class C Shares	8,613
Class I Shares	13,594
Class R3 Shares	8,237
Class R4 Shares	9,239
Class R5 Shares	7,895
Custodian fees (Note 2)	62,350
Professional fees	60,172
Accounting fees (Note 4)	13,802
Trustee fees	19,397
Other expenses	65,747

Total Expenses	6,459,370
Less:
Expenses reimbursed by investment advisor (Note 4)	(279,186)

Net Expenses	6,180,184

Net Investment Income	$643,907

14    Semi-Annual Report

Statement of Operations, Continued

Thornburg Value Fund	Six Months Ended March 31, 2017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuers	$46,650,440
Non-controlled affiliated issuers	95,207
Forward currency contracts (Note 7)	794,730
Foreign currency transactions	55,072

47,595,449

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	35,312,430
Forward currency contracts (Note 7)	3,336
Foreign currency translations	74

35,315,840

Net Realized and Unrealized Gain	82,911,289

Net Increase in Net Assets Resulting from Operations	$83,555,196

See notes to financial statements.

Semi-Annual Report    15

Statements of Changes in Net Assets

Thornburg Value Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$643,907	$5,651,412
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	47,595,449	(9,665,095)
Net unrealized appreciation (depreciation) on investments, forward currency contracts, and foreign currency translations	35,315,840	93,060,311

Net Increase (Decrease) in Net Assets Resulting from Operations	83,555,196	89,046,628

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(133,853)	(1,158,420)
Class I Shares	(425,629)	(1,940,838)
Class R3 Shares	(26,173)	(169,459)
Class R4 Shares	(7,537)	(40,361)
Class R5 Shares	(21,323)	(101,418)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(52,205,969)	(38,733,979)
Class B Shares**	—	(1,613,193)
Class C Shares	(15,739,929)	(16,405,080)
Class I Shares	6,668,528	(35,363,785)
Class R3 Shares	(7,550,573)	(14,298,695)
Class R4 Shares	(1,018,290)	(1,514,713)
Class R5 Shares	(525,720)	(6,121,309)

Net Increase (Decrease) in Net Assets	12,568,728	(28,414,622)

NET ASSETS
Beginning of Period	895,994,100	924,408,722

End of Period	$908,562,828	$895,994,100

Distribution in excess of net investment income	$(480,945)	$(510,337)

*	Unaudited.
**	Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg Value Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$720,431,690

Gross unrealized appreciation on a tax basis	$210,154,213
Gross unrealized depreciation on a tax basis	(21,353,782)

Net unrealized appreciation (depreciation) on investments (tax basis)	$188,800,431

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to December 31, 2015 through September 30, 2016 of $34,093. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $17,189,381. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had cumulative tax basis capital losses generated prior to October 1, 2011 which may expire prior to utilization. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations.

Capital loss carryforwards generated prior to October 31, 2011 expire as follows:

2017	$136,966,580
2018	242,353,997

$379,320,577

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (“the Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$827,908,931	$827,908,931	$—	$—
Short Term Investments	81,323,190	81,323,190	—	—

Total Investments in Securities	$909,232,121	$909,232,121	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(66,068)	$—	$(66,068)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the period ended March 31, 2017 was 0.853% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $13,802 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $7,576 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,118 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I and Class R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares.

Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $111,524 for Class I shares, $112,382 for Class R3 shares, $24,990 for Class R4 shares, and $30,290 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 5.32%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no affiliated fund transactions.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	137,710	$7,721,111	536,840	$27,382,909
Shares converted from Class B Shares			6,588	352,743
Shares issued to shareholders in reinvestment of dividends	2,296	127,693	20,753	1,108,861
Shares repurchased	(1,076,300)	(60,054,773)	(1,318,359)	(67,578,492)

Net increase (decrease)	(936,294)	$(52,205,969)	(754,178)	$(38,733,979)

Class B Shares*
Shares sold	—	—	1,210	$56,199
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares converted to Class A shares	—	—	(7,328)	(352,743)
Shares repurchased	—	—	(28,859)	(1,316,649)

Net increase (decrease)	—	—	(34,977)	$(1,613,193)

Class C Shares
Shares sold	92,118	$4,730,525	292,210	$13,905,964
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(396,237)	(20,470,454)	(642,811)	(30,311,044)

Net increase (decrease)	(304,119)	$(15,739,929)	(350,601)	$(16,405,080)

22    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	752,590	$43,210,035	716,301	$37,689,763
Shares issued to shareholders in reinvestment of dividends	7,089	405,173	33,666	1,848,626
Shares repurchased	(642,189)	(36,946,680)	(1,414,916)	(74,902,174)

Net increase (decrease)	117,490	$6,668,528	(664,949)	$(35,363,785)

Class R3 Shares
Shares sold	49,918	$2,766,502	141,034	$7,131,504
Shares issued to shareholders in reinvestment of dividends	457	25,275	3,090	164,106
Shares repurchased	(186,664)	(10,342,350)	(422,847)	(21,594,305)

Net increase (decrease)	(136,289)	$(7,550,573)	(278,723)	$(14,298,695)

Class R4 Shares
Shares sold	14,742	$841,913	52,912	$2,743,429
Shares issued to shareholders in reinvestment of dividends	97	5,414	556	29,835
Shares repurchased	(32,854)	(1,865,617)	(83,787)	(4,287,977)

Net increase (decrease)	(18,015)	$(1,018,290)	(30,319)	$(1,514,713)

Class R5 Shares
Shares sold	28,508	$1,620,149	41,585	$2,160,843
Shares issued to shareholders in reinvestment of dividends	371	21,155	1,838	100,759
Shares repurchased	(37,661)	(2,167,024)	(159,826)	(8,382,911)

Net increase (decrease)	(8,782)	$(525,720)	(116,403)	$(6,121,309)

*	Class B shares converted to Class A shares on August 29, 2016.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $180,921,003 and $256,568,832, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $11,880,331. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017

CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Euro	Sell	8,257,100	05/30/2017	8,831,227	$—	$(66,068)

Total					$—	$(66,068)

Net unrealized appreciation (depreciation)						$(66,068)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (66,068)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $66,068. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 794,730	$ 794,730

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Value Fund	March 31, 2017 (Unaudited)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 3,336	$ 3,336

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$54.08	0.04	5.26	5.30	(0.02)	—	(0.02)	$59.36	0.14	(g)	1.40	(g)	1.40	(g)	1.40	(g)	9.80	22.16	$355,211
2016(c)(d)	$49.17	0.32	4.76	5.08	(0.17)	—	(0.17)	$54.08	0.63		1.39		1.39		1.39		10.33	31.10	$374,237
2015(c)	$48.09	0.07	1.03	1.10	(0.02)	—	(0.02)	$49.17	0.14		1.37		1.37		1.37		2.28	59.70	$377,299
2014(c)	$40.84	0.10	7.41	7.51	(0.26)	—	(0.26)	$48.09	0.22		1.37		1.37		1.37		18.40	72.43	$395,216
2013(c)	$31.51	0.08	9.25	9.33	—	—	—	$40.84	0.23		1.40		1.40		1.40		29.61	61.50	$400,275
2012(c)	$27.71	(0.10)	3.90	3.80	—	—	—	$31.51	(0.32)		1.32		1.32		1.32		13.71	54.16	$470,120
CLASS C SHARES
2017(b)	$49.97	(0.16)	4.86	4.70	—	—	—	$54.67	(0.60	)(g)	2.14	(g)	2.14	(g)	2.14	(g)	9.41	22.16	$165,884
2016	$45.63	(0.06)	4.40	4.34	—	—	—	$49.97	(0.12)		2.14		2.14		2.14		9.51	31.10	$166,821
2015	$44.95	(0.29)	0.97	0.68	—	—	—	$45.63	(0.61)		2.12		2.12		2.12		1.51	59.70	$168,321
2014	$38.26	(0.24)	6.93	6.69	—	—	—	$44.95	(0.55)		2.14		2.14		2.14		17.49	72.43	$175,495
2013	$29.75	(0.18)	8.69	8.51	—	—	—	$38.26	(0.55)		2.18		2.18		2.18		28.60	61.50	$166,971
2012	$26.36	(0.32)	3.71	3.39	—	—	—	$29.75	(1.09)		2.09		2.09		2.09		12.86	54.16	$185,286
CLASS I SHARES
2017(b)	$55.58	0.15	5.42	5.57	(0.08)	—	(0.08)	$61.07	0.53	(g)	0.99	(g)	0.99	(g)	1.07	(g)	10.03	22.16	$315,464
2016	$50.53	0.54	4.90	5.44	(0.39)	—	(0.39)	$55.58	1.02		0.99		0.99		1.07		10.77	31.10	$280,570
2015	$49.28	0.28	1.04	1.32	(0.07)	—	(0.07)	$50.53	0.53		0.99		0.99		1.06		2.68	59.70	$288,642
2014	$41.96	0.28	7.62	7.90	(0.58)	—	(0.58)	$49.28	0.60		0.99		0.99		1.06		18.86	72.43	$299,568
2013	$32.24	0.20	9.52	9.72	—	—	—	$41.96	0.59		0.98		0.98		1.01		30.15	61.50	$272,468
2012	$28.26	0.02	3.99	4.01	(0.03)	—	(0.03)	$32.24	0.07		0.93		0.93		0.93		14.18	54.16	$1,104,163
CLASS R3 SHARES
2017(b)	$53.76	0.06	5.22	5.28	(0.03)	—	(0.03)	$59.01	0.20	(g)	1.35	(g)	1.35	(g)	1.82	(g)	9.83	22.16	$46,944
2016	$48.86	0.34	4.74	5.08	(0.18)	—	(0.18)	$53.76	0.67		1.35		1.35		1.81		10.40	31.10	$50,089
2015	$47.79	0.08	1.01	1.09	(0.02)	—	(0.02)	$48.86	0.16		1.35		1.35		1.77		2.28	59.70	$59,150
2014	$40.56	0.11	7.37	7.48	(0.25)	—	(0.25)	$47.79	0.23		1.35		1.35		1.77		18.45	72.43	$74,579
2013	$31.28	0.10	9.18	9.28	—	—	—	$40.56	0.29		1.34		1.34		1.78		29.67	61.50	$80,671
2012	$27.51	(0.10)	3.87	3.77	—	—	—	$31.28	(0.34)		1.35		1.35		1.66		13.70	54.16	$131,013
CLASS R4 SHARES
2017(b)	$54.31	0.08	5.69	5.77	(0.04)	—	(0.04)	$59.63	0.30	(g)	1.24	(g)	1.24	(g)	1.78	(g)	9.88	22.16	$9,401
2016	$49.36	0.40	4.78	5.18	(0.23)	—	(0.23)	$54.31	0.78		1.25		1.25		1.75		10.50	31.10	$9,539
2015	$48.24	0.14	1.01	1.15	(0.03)	—	(0.03)	$49.36	0.26		1.25		1.25		1.67		2.39	59.70	$10,167
2014	$40.89	0.16	7.43	7.59	(0.24)	—	(0.24)	$48.24	0.36		1.24		1.24		1.69		18.56	72.43	$11,330
2013	$31.50	0.13	9.26	9.39	—	—	—	$40.89	0.39		1.25		1.25		1.67		29.81	61.50	$13,340
2012	$27.68	(0.07)	3.89	3.82	—	—	—	$31.50	(0.24)		1.25		1.25		1.50		13.80	54.16	$45,989
CLASS R5 SHARES
2017(b)	$55.50	0.15	5.42	5.57	(0.08)	—	(0.08)	$60.99	0.54	(g)	0.99	(g)	0.99	(g)	1.39	(g)	10.05	22.16	$15,659
2016	$50.45	0.53	4.90	5.43	(0.38)	—	(0.38)	$55.50	1.00		0.99		0.99		1.46		10.78	31.10	$14,738
2015	$49.21	0.27	1.04	1.31	(0.07)	—	(0.07)	$50.45	0.51		0.99		0.99		1.20		2.65	59.70	$19,270
2014	$41.89	0.28	7.61	7.89	(0.57)	—	(0.57)	$49.21	0.59		0.98		0.98		1.42		18.88	72.43	$30,676
2013	$32.19	0.22	9.48	9.70	—	—	—	$41.89	0.63		0.99		0.99		1.37		30.13	61.50	$47,076
2012	$28.22	— (e)	3.98	3.98	(0.01)	—	(0.01)	$32.19	—	(f)	0.99		0.99		1.17		14.10	54.16	$129,995

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Class B shares were converted to Class A shares on August 29, 2016.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (loss) is less than 0.01%.
(g)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

Expense Example

Thornburg Value Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,098.05	$7.34
Hypothetical*	$1,000.00	$1,017.94	$7.06
CLASS C SHARES
Actual	$1,000.00	$1,094.06	$11.19
Hypothetical*	$1,000.00	$1,014.24	$10.77
CLASS I SHARES
Actual	$1,000.00	$1,100.34	$5.18
Hypothetical*	$1,000.00	$1,019.99	$4.99
CLASS R3 SHARES
Actual	$1,000.00	$1,098.26	$7.07
Hypothetical*	$1,000.00	$1,018.19	$6.80
CLASS R4 SHARES
Actual	$1,000.00	$1,098.84	$6.51
Hypothetical*	$1,000.00	$1,018.73	$6.26
CLASS R5 SHARES
Actual	$1,000.00	$1,100.48	$5.18
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.40%; C: 2.14%; I: 0.99%; R3: 1.35%; R4: 1.24%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

Other Information

Thornburg Value Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH170

About Thornburg Investment Management It’s more than what we do. It’s how we do it. At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals. Flexible Perspective Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value. Collaboration Collectively, we hone ideas via borderless cross-pollination for better judgment and better results. Portfolio Construction Disciplined construction guided more by our convictions than convention. CONVICTION Thorough analysis and our relative-value framework lead to conviction in our securities selection. UNCONVENTIONAL Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point. Structured for Excellence How we think and how we invest is made possible by how we’re structured. TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg International Value Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

Letter to Shareholders

Thornburg International Value Fund	March 31, 2017 (Unaudited)

April 25, 2017

Dear Fellow Shareholder:

The last six months saw the end to a volatile and headline-filled 2016, serving as a reminder that political events can, in fact, prove difficult to predict. We have generally seen strong market returns, starting in late November, as markets rallied alongside improvements in key economic indicators. That was particularly true in Europe, while in the U.S. an “unpredicted” electoral outcome resulted in a potentially pro-growth U.S. president whose party also controls the legislature.

Purchasing Managers’ Indices (PMI), a surveyed indicator of economic health, have picked up globally. In Europe, Composite PMIs in Germany, France, and the Eurozone all reached their highest levels in the last three years, showing strength in both manufacturing PMI and service PMI. If geopolitical risk remains benign and the positive economic trend continues, we could see a faster earnings recovery in the Eurozone, driven by higher regional and global nominal economic growth and improving pricing power across Europe. Simultaneously, Eurozone equity market valuations remain reasonable and discounted relative to the U.S. equity market. In Japan, the economy is levered to a global cyclical recovery and corporate earnings should improve as the global manufacturing cycle regains momentum.

For the six months ended March 31, 2017, the Thornburg International Value Fund returned 5.12% (Class A shares without sales charge). The comparable benchmarks, the MSCI EAFE Index and the MSCI ACWI ex-U.S., returned 6.48% and 6.51%, respectively.

Contributors

BNP Paribas

BNP Paribas is a France-based depository commercial bank that has a well-diversified business across Europe, coupled with a U.S. subsidiary, Bank of the West. We believe BNP is adequately capitalized, with the potential for increasing shareholder payouts, leaving the bank relatively undervalued. During the period, BNP produced an earnings beat with profits above analyst expectations. As with all banks, firming interest rates are positive for net interest margins and thus accretive to earnings.

Source: Bloomberg

Intesa Sanpaolo

Intesa Sanpaolo is Italy’s premier bank with a healthy Tier 1 capital ratio and, unlike our view on some of the non-performing loans of its Italian peers, we do not view Intesa’s non-performing loans as a concern. We purchased Intesa during the third quarter, as it had a favorable risk-reward profile, with a price/book valuation of 0.60. Its share price has since rallied, raising its P/B ratio to 0.84. This rally is largely driven by a decreasing

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

“Italian discount,” even as the Italian government, regulators, and investors continue to determine what to do with troubled banks. Another potential catalyst for Intesa is the potential to take share from its more troubled competitors.

Mitsubishi UFJ Financial Group

Mitsubishi UFJ Financial Group is the largest banking group in Japan, providing banking, financial and asset management services. It benefited from a number of developments: the Bank of Japan’s yield curve targeting program, which brings less of a focus on negative rates; a depreciating yen; and an improving economic outlook in Japan, thanks largely to the benefit that a weaker yen brings to the export-oriented Japanese economy. Mitsubishi UFJ owns 23% of Morgan Stanley and 100% of California-based Union Bank.

Anhui Conch Cement Company

Anhui Conch, one of the largest cement manufacturers in China by capacity, as well as the lowest cost producer, benefits from high-capacity utilization rates, given its primary geographic exposures to Eastern and South Central China. China has seen a few turbulent years for basic materials, but demand for cement has rebounded recently, driven by better-than-expected property demand and fixed-asset investments. Over the near term, Anhui Conch should benefit from a supply side capacity reduction effort in China and gain market share. Over the medium term, its overseas expansion is margin accretive and contributes to future earnings growth. We had been adding to the position at depressed levels, and the stock has benefited during the first quarter from higher demand and firmer cement prices.

UniCredit

UniCredit is an Italy-based, pan-European commercial bank with EUR 900 billion in assets. It is under going a credible strategic business plan aimed at improving profitability and dealing with non-performing loans. We purchased UniCredit following the December constitutional referendum, which led to the resignation of then-Prime Minister Matteo Renzi, and before UniCredit announced its long-term strategic plan. Shares have done well on the back of its rights offering, as the stock was materially undervalued. UniCredit represents a classic example of our basic value basket.

Detractors

Rakuten

Rakuten, Japanese e-commerce leader, benefits from the global secular growth trend of e-commerce companies displacing typical brick-and-mortar storefronts. Following a strong third quarter, it has since seen increasing competitive pressures causing the stock to sell off. We exited Rakuten during the period in favor of more compelling opportunities.

Seven & I Holdings

Seven & I, a Japanese convenience, supermarket, and department store retail operator, is undergoing corporate governance reform and focusing on its more profitable business lines. We believe the company to be directionally on the right track, which is why we owned the stock, but management has been slow to execute. We have put capital behind more compelling stocks in Japan.

ZTO Express

ZTO Express, a Chinese express delivery company, should benefit from growth in e-commerce, especially on volume increases as value-per-shipment declines. While the stock detracted following disappointing price performance in the wake of its initial public offering, the secular growth drivers stand to support rapid top-line and bottom-line growth. We still like the stock but chose to favor alternative e-commerce growth drivers in China.

Électricité de France

Électricité de France (EDF) is one of the world’s largest utility companies. It is expanding into global deregulated markets and is highly active in nuclear power. During the period, EDF raised capital to fund its new U.K. nuclear plant, Hinkley Point, and to strengthen its credit rating. The capital raising coupled with outages in some reactors brought EDF shares under pressure. The importance of EDF’s fleet to power price stability in Europe was exemplified last year, when EDF’s nuclear output declined, causing power price spikes across Europe and the U.K. We believe the company to be well-discounted now and well-positioned to monetize the value of its assets, paying an 11% dividend yield while we wait on share price recovery.

Nippon Telegraph & Telephone

Japanese telecommunication services provider Nippon Telegraph & Telephone (NTT) has shifted its fiber optic footprint to wholesale distribution (from retail), increasing company profitability, as it owned approximately 70% of the fiber footprint in Japan. This distribution strategy can reach more customers at lower cost to NTT. We have owned the stock for years since the business model shift announcement, and it has consistently performed well. The period saw a natural pull back for the stock, as the market favored more of an export-driven business model in Japan, as the dollar began to strengthen.

Semi-Annual Report    5

Letter to Shareholders,

Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

While economic data have improved and stock valuations are compelling outside the U.S., political risk is present. The result of the Dutch general election in mid-March was in line with expectations as Prime Minister Mark Rutte and the center-right People’s Party for Freedom and Democracy overcame the populist candidate from the Party for Freedom, Geert Wilders. Near the end of the period, Theresa May triggered Article 50, beginning the two-year process for the United Kingdom to exit the European Union. As the second round of the French presidential election approaches, we continue to evaluate the impact of geopolitical risk on our portfolio with an eye on buying promising companies with sound business fundamentals at a discount to their intrinsic value.

Thank you for investing alongside us in Thornburg International Value Fund.

Sincerely,

Lei Wang, CFA	Di Zhou, CFA
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6    Semi-Annual Report

Performance Summary

Thornburg International Value Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

					SINCE
	1-YR	3-YR	5-YR	10-YR	INCEP.
Class A Share (Incep: 5/28/98)
Without sales charge	8.61%	2.94%	4.47%	2.58%	7.32%
With sales charge	3.71%	1.38%	3.51%	2.11%	7.06%
Class C Shares (Incep: 5/28/98)
Without sales charge	7.81%	2.19%	3.71%	1.84%	6.49%
With sales charge	6.81%	2.19%	3.71%	1.84%	6.49%
Class I Shares (Incep: 3/30/01)	9.03%	3.31%	4.87%	2.98%	7.03%
Class R3 Shares (Incep: 7/1/03)	8.45%	2.77%	4.29%	2.42%	8.12%
Class R4 Shares (Incep: 2/1/07)	8.67%	2.96%	4.49%	2.62%	2.75%
Class R5 Shares (Incep: 2/1/05)	9.01%	3.25%	4.78%	2.90%	6.21%
Class R6 Shares (Incep: 5/1/12)	9.22%	3.50%	—	—	5.19%
MSCI EAFE Index (Since 5/28/98)	11.67%	0.50%	5.83%	1.05%	3.92%
MSCI AC World ex-U.S. Index (Net) (Since 5/28/98)	13.13%	0.56%	4.36%	1.35%	4.43%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.28%; C shares, 2.02%; I shares, 0.90%; R3 shares, 1.62%; R4 shares, 1.39%; R5 shares, 0.95%; R6 shares, 0.79%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Effective February 1, 2017, the Fund changed one of its benchmarks from the MSCI AC World ex-U.S. Index (gross) to the MSCI AC World ex-U.S. Index (net). While those two indices include the same securities, the calculation of returns for the “net” version of the index reflects the reinvestment of dividends after deduction of withholding taxes that apply to individuals who are not resident in the issuer’s country, while the calculation of returns for the “gross” version of the index reflects the reinvestment of dividends without any withholding tax deduction. Thornburg believes that the “net” version of the index better reflects how dividends paid to the Fund in respect of its foreign investments will be reinvested, since those dividends are generally subject to withholding tax when paid to the Fund.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Markit Composite PMI – Each country PMI for the manufacturing or service sector is based on questionnaire responses from panels of senior purchasing executives (or similar) at over 400 companies. Respondents are asked to state whether business conditions for a number of variables have improved, deteriorated or stayed the same compared with the previous month, as well as to provide reasons for any changes. The questionnaire covers the following economic variables: manufacturing, services, construction, and whole economy.

PMI (Purchasing Managers Index) – An indicator of the economic health of the manufacturing sector and for the economy as a whole. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment. A PMI of 50 or higher generally indicates that the industry is expanding.

Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Tier 1 Capital – The core measure of a bank’s financial strength. It is composed of core capital, which consists primarily of common stock and disclosed reserves (or retained earnings), but may also include non-redeemable non-cumulative preferred stock.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.

Semi-Annual Report    7

Fund Summary

Thornburg International Value Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary consideration, the Fund also seeks some current income. The Fund invests primarily in foreign securities or depositary receipts of foreign securities. The Fund may invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

UniCredit S.p.A.	4.0%
BNP Paribas SA	3.6%
Intesa Sanpaolo S.p.A.	3.5%
Mitsubishi UFJ Financial Group, Inc.	3.2%
Shin-Etsu Chemical Co., Ltd.	3.1%
China Petroleum & Chemical Corp.	3.0%
UBS Group AG	3.0%
Anhui Conch Cement Co., Ltd.	2.9%
Daimler AG	2.8%
LafargeHolcim Ltd.	2.8%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Financials	24.3%
Industrials	12.3%
Information Technology	11.5%
Materials	10.5%
Health Care	9.5%
Consumer Staples	7.6%
Consumer Discretionary	7.2%
Utilities	7.2%
Energy	4.2%
Telecommunication Services	2.3%
Other Assets Less Liabilities	3.3%

TOP TEN INDUSTRY GROUPS

Banks	16.4%
Materials	10.5%
Capital Goods	9.6%
Utilities	7.2%
Software & Services	5.7%
Health Care Equipment & Services	5.4%
Diversified Financials	4.6%
Food, Beverage & Tobacco	4.3%
Energy	4.2%
Pharmaceuticals, Biotechnology & Life Sciences	4.1%

COUNTRY EXPOSURE*

(percent of equity holdings)

Japan	16.0%
Germany	14.7%
China	14.3%
France	12.6%
Switzerland	8.3%
United Kingdom	8.0%
Italy	7.8%
Spain	4.6%
Canada	4.5%
Netherlands	4.5%
United States	1.6%
Russia	1.6%
India	1.2%
South Korea	0.3%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

8    Semi-Annual Report

Schedule of Investments

Thornburg International Value Fund	March 31, 2017 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 96.54%
AUTOMOBILES & COMPONENTS — 2.85%
Automobiles — 2.85%
Daimler AG	2,271,615	$167,696,404

		167,696,404

BANKS — 16.44%
Banks — 16.44%
BNP Paribas SA	3,146,864	209,582,123
Commerzbank AG	14,235,033	128,746,318
Intesa Sanpaolo S.p.A.	75,117,757	204,025,259
Mitsubishi UFJ Financial Group, Inc.	29,824,505	187,444,590
UniCredit S.p.A.	15,435,552	237,943,003

		967,741,293

CAPITAL GOODS — 9.57%
Building Products — 2.47%
Daikin Industries, Ltd.	1,448,078	145,484,168
Construction & Engineering — 4.67%
Ferrovial SA	7,670,366	153,508,295
Vinci S.A.	1,528,001	121,114,288
Machinery — 2.43%
Komatsu Ltd.	5,496,854	143,259,875

		563,366,626

CONSUMER SERVICES — 1.77%
Hotels, Restaurants & Leisure — 1.77%
[a] Yum China Holdings, Inc.	3,828,808	104,143,577

		104,143,577

DIVERSIFIED FINANCIALS — 4.48%
Capital Markets — 4.48%
[a] Deutsche Bank AG	5,188,203	89,386,599
UBS Group AG	10,913,194	174,650,327

		264,036,926

ENERGY — 4.17%
Oil, Gas & Consumable Fuels — 4.17%
China Petroleum & Chemical Corp.	220,530,576	178,774,063
[a] Reliance Industries Ltd.	3,295,602	67,023,516

		245,797,579

FOOD & STAPLES RETAILING — 1.02%
Food & Staples Retailing — 1.02%
Carrefour SA	2,554,449	60,224,394

		60,224,394

FOOD, BEVERAGE & TOBACCO — 4.31%
Beverages — 1.52%
Heineken NV	1,047,475	89,172,201
Food Products — 2.79%
Danone SA	478,860	32,571,653
Nestle SA	1,719,832	131,951,369

		253,695,223

HEALTH CARE EQUIPMENT & SERVICES — 5.43%
Health Care Equipment & Supplies — 3.23%
[a] ConvaTec Ltd.	23,717,108	82,905,340
Olympus Corp.	2,791,134	107,303,095
Health Care Providers & Services — 2.20%
Fresenius SE & Co. KGaA	1,608,474	129,260,234

		319,468,669

HOUSEHOLD & PERSONAL PRODUCTS — 2.26%
Household Products — 2.26%
Reckitt Benckiser plc	1,460,241	133,300,039

		133,300,039

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
INSURANCE — 3.24%
Insurance — 3.24%
AXA S.A.	3,561,118	$92,144,744
NN Group NV	3,024,183	98,350,641

		190,495,385

MATERIALS — 10.54%
Chemicals — 4.76%
Potash Corporation of Saskatchewan, Inc.	5,797,618	99,023,315
Shin-Etsu Chemical Co., Ltd.	2,095,767	181,546,546
Construction Materials — 5.78%
Anhui Conch Cement Co., Ltd.	57,351,384	172,674,950
LafargeHolcim Ltd.	2,832,941	167,433,841

		620,678,652

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 4.11%
Biotechnology — 2.41%
Shire plc	2,432,307	142,041,112
Pharmaceuticals — 1.70%
Dong-E-E-Jiao Co., Ltd.	4,198,910	39,967,570
Yunnan Baiyao Group Co., Ltd.	4,852,123	59,928,133

		241,936,815

RETAILING — 2.62%
Internet & Direct Marketing Retail — 2.62%
[a] Ctrip.com International, Ltd. ADR	3,144,070	154,531,040

		154,531,040

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.41%
Semiconductors & Semiconductor Equipment — 3.41%
Infineon Technologies AG	6,395,887	130,628,843
[a] NXP Semiconductors N.V.	675,365	69,900,277

		200,529,120

SOFTWARE & SERVICES — 5.66%
Information Technology Services — 0.75%
Wirecard AG	795,941	44,068,794
Internet Software & Services — 3.34%
[a] Alibaba Group Holding Ltd. ADR	989,994	106,751,053
[a] Yandex NV	4,109,571	90,122,892
Software — 1.57%
[a] PTC, Inc.	1,760,806	92,530,355

		333,473,094

TECHNOLOGY HARDWARE & EQUIPMENT — 2.43%
Electronic Equipment, Instruments & Components — 2.43%
OMRON Corporation	3,259,569	143,025,191

		143,025,191

TELECOMMUNICATION SERVICES — 2.34%
Diversified Telecommunication Services — 2.34%
Deutsche Telekom AG	7,878,112	138,041,750

		138,041,750

TRANSPORTATION — 2.71%
Road & Rail — 2.71%
Canadian Pacific Railway Ltd.	1,084,042	159,267,451

		159,267,451

UTILITIES — 7.18%
Electric Utilities — 3.96%
Electricite de France SA	12,801,510	107,778,269
Iberdrola S.A.	15,067,418	107,775,624
Korea Electric Power Corp.	430,780	17,892,990
Multi-Utilities — 3.22%
National Grid plc	7,701,207	97,791,053
Veolia Environnement SA	4,894,284	91,684,644

		422,922,580

TOTAL COMMON STOCK (Cost $5,097,153,907)		5,684,371,808

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

	SHARES/
	PRINCIPAL AMOUNT	VALUE
RIGHTS — 0.13%
DIVERSIFIED FINANCIALS — 0.13%
Capital Markets — 0.13%
[a] Deutsche Bank AG Subscription Rights	3,251,300	$7,769,409

TOTAL RIGHTS (Cost $0)		7,769,409

SHORT TERM INVESTMENTS — 3.67%
[b] Thornburg Capital Management Fund	21,590,731	215,907,309

TOTAL SHORT TERM INVESTMENTS (Cost $215,907,309)		215,907,309

TOTAL INVESTMENTS — 100.34% (Cost $5,313,061,216)		$5,908,048,526
LIABILITIES NET OF OTHER ASSETS — (0.34)%		(19,850,967)

NET ASSETS — 100.00%		$5,888,197,559

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940 because the Fund’s holding represented 5% or more of the company’s voting securities during the period, are shown below:

	SHARES/PRINCIPAL			SHARES/PRINCIPAL	MARKET VALUE
	SEPTEMBER 30,	GROSS	GROSS	MARCH 31,	MARCH 31,	INVESTMENT	REALIZED
ISSUER	2016	ADDITIONS	REDUCTIONS	2017	2017	INCOME	GAIN (LOSS)
Thornburg Capital Management Fund	60,637,324	147,532,083	186,578,676	21,590,731	$215,907,309	$894,619	$—

Total non-controlled affiliated issuers - 3.67% of net assets					$215,907,309	$894,619	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg International Value Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $5,097,153,907)	$5,692,141,217
Non-controlled affiliated issuer (cost $215,907,309)	215,907,309
Cash denominated in foreign currency (cost $11)	11
Receivable for investments sold	29,608,990
Receivable for fund shares sold	9,549,708
Unrealized appreciation on forward currency contracts (Note 7)	15,130,368
Dividends receivable	15,978,960
Dividend reclaim receivable	11,417,903
Prepaid expenses and other assets	140,810

Total Assets	5,989,875,276

LIABILITIES
Payable for investments purchased	20,905,374
Payable for fund shares redeemed	68,810,108
Unrealized depreciation on forward currency contracts (Note 7)	2,207,187
Payable to investment advisor and other affiliates (Note 4)	4,615,360
Deferred taxes payable (Note 2)	502,246
Accounts payable and accrued expenses	4,637,442

Total Liabilities	101,677,717

NET ASSETS	$5,888,197,559

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,404,244)
Net unrealized appreciation on investments	607,190,098
Accumulated net realized gain (loss)	410,257,911
Net capital paid in on shares of beneficial interest	4,873,153,794

$5,888,197,559

12    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($804,480,756 applicable to 32,661,084 shares of beneficial interest outstanding - Note 5)	$24.63
Maximum sales charge, 4.50% of offering price	1.16

Maximum offering price per share	$25.79

Class C Shares:
Net asset value and offering price per share* ($444,460,894 applicable to 19,931,887 shares of beneficial interest outstanding - Note 5)	$22.30

Class I Shares:
Net asset value, offering and redemption price per share ($3,244,291,482 applicable to 128,337,673 shares of beneficial interest outstanding - Note 5)	$25.28

Class R3 Shares:
Net asset value, offering and redemption price per share ($294,140,994 applicable to 11,944,457 shares of beneficial interest outstanding - Note 5)	$24.63

Class R4 Shares:
Net asset value, offering and redemption price per share ($222,570,000 applicable to 9,097,750 shares of beneficial interest outstanding - Note 5)	$24.46

Class R5 Shares:
Net asset value, offering and redemption price per share ($439,777,403 applicable to 17,409,898 shares of beneficial interest outstanding - Note 5)	$25.26

Class R6 Shares:
Net asset value, offering and redemption price per share ($438,476,030 applicable to 17,403,192 shares of beneficial interest outstanding - Note 5)	$25.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg International Value Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $3,918,746)	$35,244,070
Non-controlled affiliated issuer	894,619

Total Income	36,138,689

EXPENSES
Investment advisory fees (Note 4)	23,779,452
Administration fees (Note 4)
Class A Shares	562,137
Class C Shares	296,073
Class I Shares	959,669
Class R3 Shares	188,018
Class R4 Shares	147,792
Class R5 Shares	119,368
Distribution and service fees (Note 4)
Class A Shares	1,120,919
Class C Shares	2,361,532
Class R3 Shares	751,049
Class R4 Shares	294,605
Transfer agent fees
Class A Shares	799,860
Class C Shares	360,665
Class I Shares	2,403,960
Class R3 Shares	364,381
Class R4 Shares	369,455
Class R5 Shares	756,214
Class R6 Shares	4,463
Registration and filing fees
Class A Shares	20,161
Class C Shares	11,496
Class I Shares	37,520
Class R3 Shares	9,006
Class R4 Shares	13,239
Class R5 Shares	11,247
Class R6 Shares	15,035
Custodian fees (Note 2)	883,850
Professional fees	124,755
Accounting fees (Note 4)	121,030
Trustee fees	149,355
Other expenses	561,373

Total Expenses	37,597,679
Less:
Expenses reimbursed by investment advisor (Note 4)	(900,216)

Net Expenses	36,697,463

Net Investment Loss	$(558,774)

14    Semi-Annual Report

Statement of Operations, Continued

Thornburg International Value Fund	Six Months Ended March 31, 2017 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$378,211,754
Forward currency contracts (Note 7)	73,123,237
Foreign currency transactions	(1,413,058)

449,921,933

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $ 502,246)	(158,466,741)
Forward currency contracts (Note 7)	12,298,969
Foreign currency translations	(106,604)

(146,274,376)

Net Realized and Unrealized Gain	303,647,557

Net Increase in Net Assets Resulting from Operations	$303,088,783

See notes to financial statements.

Semi-Annual Report    15

Statements of Changes in Net Assets

Thornburg International Value Fund

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31, 2017*	SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(558,774)	$150,733,271
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	449,921,933	(43,733,165)
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	(146,274,376)	67,937,358

Net Increase (Decrease) in Net Assets Resulting from Operations	303,088,783	174,937,464

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(17,373,490)
Class B Shares	—	(2,771)
Class C Shares	—	(7,105,228)
Class I Shares	(3,323,751)	(89,286,035)
Class R3 Shares	—	(4,928,035)
Class R4 Shares	—	(4,718,359)
Class R5 Shares	(377,744)	(10,876,039)
Class R6 Shares	(884,968)	(10,748,034)
From realized gains
Class A Shares	—	(206,189,949)
Class B Shares	—	(1,033,957)
Class C Shares	—	(114,820,498)
Class I Shares	—	(855,268,178)
Class R3 Shares	—	(72,397,527)
Class R4 Shares	—	(50,071,447)
Class R5 Shares	—	(102,430,055)
Class R6 Shares	—	(63,967,908)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(227,801,910)	(164,111,525)
Class B Shares**	—	(6,445,128)
Class C Shares	(110,081,960)	(54,628,381)
Class I Shares	(1,300,219,542)	(696,459,252)
Class R3 Shares	(44,999,420)	(80,286,274)
Class R4 Shares	(55,736,134)	(15,765,354)
Class R5 Shares	(111,649,892)	(53,965,690)
Class R6 Shares	(57,162,562)	114,956,797

Net Decrease in Net Assets	(1,609,149,100)	(2,392,984,853)

NET ASSETS
Beginning of Period	7,497,346,659	9,890,331,512

End of Period	$5,888,197,559	$7,497,346,659

Undistributed (distribution in excess of) net investment income	$(2,404,244)	$2,740,993

*	Unaudited.
**	Class B shares converted to Class A shares on August 29, 2016.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg International Value Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income.

The Fund currently has seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$5,313,061,216

Gross unrealized appreciation on a tax basis	$634,475,753
Gross unrealized depreciation on a tax basis	(39,488,443)

Net unrealized appreciation (depreciation) on investments (tax basis)	$594,987,310

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to December 31, 2015 through September 30, 2016 of $1,834,099. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $37,870,759. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$5,692,141,217	$5,692,141,217	$—	$—
Short Term Investments	215,907,309	215,907,309	—	—

Total Investments in Securities	$5,908,048,526	$5,908,048,526	$—	$—

Other Financial Instruments**
Forward Currency Contracts	$15,130,368	$—	$15,130,368	$—
Spot Currency	$125,775	$125,775	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,207,187)	$—	$(2,207,187)	$—
Spot Currency	$(647)	$(647)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the period ended March 31, 2017 was 0.712% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017, the Fund paid $121,030 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $7,722 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $6,776 from redemptions of Class C shares of the Fund.

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3 and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I, Class R5 and Class R6 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $287,094 for Class R3 shares, $255,546 for Class R4 shares, and $357,576 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 0.68%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,530,861	$58,539,453	6,663,995	$159,603,304
Shares converted from Class B Shares	—	—	75,049	1,748,646
Shares issued to shareholders in reinvestment of dividends	—	—	8,432,658	205,155,554
Shares repurchased	(12,134,268)	(286,341,363)	(22,493,529)	(530,619,029)

Net increase (decrease)	(9,603,407)	$(227,801,910)	(7,321,827)	$(164,111,525)

Class B Shares*
Shares sold	—	—	10,346	$225,076
Shares issued to shareholders in reinvestment of dividends	—	—	36,621	810,856
Shares converted to Class A shares	—	—	(83,044)	(1,748,646)
Shares repurchased	—	—	(262,313)	(5,732,414)

Net increase (decrease)	—	—	(298,390)	$(6,445,128)

22    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	282,948	$6,007,268	2,344,411	$51,715,435
Shares issued to shareholders in reinvestment of dividends	—	—	4,231,136	93,936,821
Shares repurchased	(5,491,837)	(116,089,228)	(9,254,631)	(200,280,637)

Net increase (decrease)	(5,208,889)	$(110,081,960)	(2,679,084)	$(54,628,381)

Class I Shares
Shares sold	12,668,408	$304,438,242	53,906,880	$1,294,025,547
Shares issued to shareholders in reinvestment of dividends	113,651	2,862,880	33,325,928	830,190,740
Shares repurchased	(66,594,251)	(1,607,520,664)	(115,362,911)	(2,820,675,539)

Net increase (decrease)	(53,812,192)	$(1,300,219,542)	(28,130,103)	$(696,459,252)

Class R3 Shares
Shares sold	964,013	$22,536,345	3,233,955	$76,543,365
Shares issued to shareholders in reinvestment of dividends	—	—	2,938,343	71,615,592
Shares repurchased	(2,891,574)	(67,535,765)	(9,747,898)	(228,445,231)

Net increase (decrease)	(1,927,561)	$(44,999,420)	(3,575,600)	$(80,286,274)

Class R4 Shares
Shares sold	877,236	$20,420,528	2,976,526	$70,234,604
Shares issued to shareholders in reinvestment of dividends	1	21	1,632,286	39,409,828
Shares repurchased	(3,284,594)	(76,156,683)	(5,312,446)	(125,409,786)

Net increase (decrease)	(2,407,357)	$(55,736,134)	(703,634)	$(15,765,354)

Class R5 Shares
Shares sold	1,639,915	$39,436,396	5,121,121	$125,836,118
Shares issued to shareholders in reinvestment of dividends	14,395	362,333	4,346,336	108,199,722
Shares repurchased	(6,293,056)	(151,448,621)	(11,882,677)	(288,001,530)

Net increase (decrease)	(4,638,746)	$(111,649,892)	(2,415,220)	$(53,965,690)

Class R6 Shares
Shares sold	1,450,273	$34,713,277	8,733,531	$205,874,135
Shares issued to shareholders in reinvestment of dividends	35,112	881,677	3,013,284	74,472,093
Shares repurchased	(3,872,498)	(92,757,516)	(7,004,088)	(165,389,431)

Net increase (decrease)	(2,387,113)	$(57,162,562)	4,742,727	$114,956,797

*	Class B shares converted to Class A shares on August 29, 2016.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $2,838,151,744 and $4,446,116,514, respectively.

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

NOTE 7 —   DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $1,012,012,352. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Japanese Yen	Buy	38,604,772,100	05/10/2017	347,208,261	$9,062,297	$—
Japanese Yen	Buy	30,149,436,200	05/10/2017	271,161,640	6,068,071	—
Japanese Yen	Sell	68,754,208,300	05/10/2017	618,369,901	—	(2,207,187)

Total					$15,130,368	$(2,207,187)

Net unrealized appreciation (depreciation)					$12,923,181	—

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Value Fund	March 31, 2017 (Unaudited)

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$15,130,368

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,207,187)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2017 is $12,923,181, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $0. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 73,123,237	$ 73,123,237

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 12,298,969	$ 12,298,969

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg International Value Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$23.43	(0.03)	1.23	1.20	—	—	—	$24.63	(0.22	)(h)	1.32	(h)	1.32	(h)	1.32	(h)	5.12	44.69	$804,481
2016(c)(d)	$27.46	0.36	0.25	0.61	(0.39)	(4.25)	(4.64)	$23.43	1.51		1.28		1.28		1.28		1.90	103.90	$990,194
2015(c)	$29.84	0.24	0.16	0.40	(0.26)	(2.52)	(2.78)	$27.46	0.82		1.27		1.27		1.27		1.25	70.88	$1,361,529
2014(c)	$30.12	0.19	(0.23)	(0.04)	(0.24)	—	(0.24)	$29.84	0.63		1.26		1.26		1.26		(0.14)	37.25	$2,601,689
2013(c)	$26.08	0.26	4.02	4.28	(0.24)	—	(0.24)	$30.12	0.92		1.25		1.25		1.25		16.49	34.67	$5,212,813
2012(c)	$23.14	0.28	2.95	3.23	(0.29)	—	(0.29)	$26.08	1.09		1.29		1.29		1.29		14.02	17.86	$5,429,316
CLASS C SHARES
2017(b)	$21.29	(0.10)	1.11	1.01	—	—	—	$22.30	(0.94	)(h)	2.05	(h)	2.05	(h)	2.05	(h)	4.74	44.69	$444,461
2016	$25.40	0.17	0.24	0.41	(0.27)	(4.25)	(4.52)	$21.29	0.77		2.02		2.02		2.02		1.12	103.90	$535,169
2015	$27.86	0.05	0.11	0.16	(0.10)	(2.52)	(2.62)	$25.40	0.19		1.99		1.99		1.99		0.52	70.88	$706,606
2014	$28.17	— (e)	(0.23)	(0.23)	(0.08)	—	(0.08)	$27.86	—	(f)	1.99		1.99		1.99		(0.83)	37.25	$874,358
2013	$24.48	0.04	3.77	3.81	(0.12)	—	(0.12)	$28.17	0.15		2.01		2.01		2.01		15.62	34.67	$1,181,438
2012	$21.77	0.08	2.77	2.85	(0.14)	—	(0.14)	$24.48	0.35		2.03		2.03		2.03		13.14	17.86	$1,254,732
CLASS I SHARES
2017(b)	$24.02	0.01	1.28	1.29	(0.03)	—	(0.03)	$25.28	0.12	(h)	0.94	(h)	0.94	(h)	0.94	(h)	5.35	44.69	$3,244,292
2016	$28.04	0.47	0.23	0.70	(0.47)	(4.25)	(4.72)	$24.02	1.91		0.90		0.90		0.90		2.21	103.90	$4,375,955
2015	$30.43	0.38	0.13	0.51	(0.38)	(2.52)	(2.90)	$28.04	1.27		0.90		0.90		0.90		1.65	70.88	$5,895,731
2014	$30.76	0.33	(0.25)	0.08	(0.41)	—	(0.41)	$30.43	1.05		0.88		0.88		0.88		0.23	37.25	$7,748,950
2013	$26.66	0.38	4.10	4.48	(0.38)	—	(0.38)	$30.76	1.34		0.86		0.86		0.86		16.94	34.67	$14,601,876
2012	$23.65	0.40	3.00	3.40	(0.39)	—	(0.39)	$26.66	1.53		0.88		0.88		0.88		14.47	17.86	$12,505,553
CLASS R3 SHARES
2017(b)	$23.44	(0.04)	1.23	1.19	—	—	—	$24.63	(0.33	)(h)	1.45	(h)	1.45	(h)	1.64	(h)	5.08	44.69	$294,141
2016	$27.47	0.31	0.25	0.56	(0.34)	(4.25)	(4.59)	$23.44	1.31		1.45		1.45		1.62		1.67	103.90	$325,135
2015	$29.86	0.21	0.13	0.34	(0.21)	(2.52)	(2.73)	$27.47	0.71		1.45		1.45		1.58		1.09	70.88	$479,223
2014	$30.14	0.15	(0.24)	(0.09)	(0.19)	—	(0.19)	$29.86	0.51		1.45		1.45		1.61		(0.30)	37.25	$754,139
2013	$26.11	0.20	4.02	4.22	(0.19)	—	(0.19)	$30.14	0.71		1.45		1.45		1.57		16.23	34.67	$1,152,795
2012	$23.17	0.24	2.95	3.19	(0.25)	—	(0.25)	$26.11	0.95		1.45		1.45		1.60		13.82	17.86	$1,323,765
CLASS R4 SHARES
2017(b)	$23.26	(0.02)	1.22	1.20	—	—	—	$24.46	(0.14	)(h)	1.25	(h)	1.25	(h)	1.47	(h)	5.16	44.69	$222,570
2016	$27.30	0.37	0.23	0.60	(0.39)	(4.25)	(4.64)	$23.26	1.55		1.25		1.25		1.39		1.87	103.90	$267,623
2015	$29.69	0.25	0.15	0.40	(0.27)	(2.52)	(2.79)	$27.30	0.86		1.24		1.24		1.37		1.30	70.88	$333,247
2014	$29.98	0.21	(0.24)	(0.03)	(0.26)	—	(0.26)	$29.69	0.70		1.25		1.25		1.49		(0.12)	37.25	$722,349
2013	$25.96	0.25	4.01	4.26	(0.24)	—	(0.24)	$29.98	0.91		1.25		1.25		1.38		16.49	34.67	$1,342,883
2012	$23.04	0.29	2.93	3.22	(0.30)	—	(0.30)	$25.96	1.16		1.25		1.25		1.45		14.05	17.86	$1,495,958
CLASS R5 SHARES
2017(b)	$24.01	0.01	1.26	1.27	(0.02)	—	(0.02)	$25.26	0.10	(h)	0.99	(h)	0.99	(h)	1.14	(h)	5.30	44.69	$439,777
2016	$28.03	0.46	0.23	0.69	(0.46)	(4.25)	(4.71)	$24.01	1.88		0.95		0.95		0.95		2.19	103.90	$529,330
2015	$30.41	0.30	0.19	0.49	(0.35)	(2.52)	(2.87)	$28.03	1.01		0.98		0.98		1.11		1.57	70.88	$685,617
2014	$30.71	0.30	(0.24)	0.06	(0.36)	—	(0.36)	$30.41	0.97		0.99		0.99		1.12		0.17	37.25	$2,171,673
2013	$26.61	0.34	4.10	4.44	(0.34)	—	(0.34)	$30.71	1.20		0.96		0.96		1.00		16.80	34.67	$4,376,567
2012	$23.61	0.37	3.00	3.37	(0.37)	—	(0.37)	$26.61	1.44		0.99		0.99		1.06		14.33	17.86	$4,512,144
CLASS R6 SHARES
2017(b)	$23.95	0.04	1.26	1.30	(0.05)	—	(0.05)	$25.20	0.33	(h)	0.78	(h)	0.78	(h)	0.78	(h)	5.43	44.69	$438,476
2016	$27.97	0.53	0.21	0.74	(0.51)	(4.25)	(4.76)	$23.95	2.19		0.74		0.74		0.74		2.40	103.90	$473,941
2015	$30.36	0.39	0.17	0.56	(0.43)	(2.52)	(2.95)	$27.97	1.33		0.74		0.74		0.74		1.81	70.88	$420,849
2014	$30.70	0.40	(0.26)	0.14	(0.48)	—	(0.48)	$30.36	1.28		0.73		0.73		0.73		0.42	37.25	$872,512
2013	$26.62	0.46	4.05	4.51	(0.43)	—	(0.43)	$30.70	1.59		0.74		0.74		0.74		17.07	34.67	$1,345,680
2012(g)	$27.14	0.15	(0.38)	(0.23)	(0.29)	—	(0.29)	$26.62	1.35	(h)	0.76	(h)	0.76	(h)	0.76	(h)	(0.77)	17.86	$478,078

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Class B shares were converted to Class A shares on August 29, 2016.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net investment income (Loss) is less than 0.01%.
(g)	Effective date of this class of shares was May 1, 2012.
(h)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

Expense Example

Thornburg International Value Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,051.22	$6.78
Hypothetical*	$1,000.00	$1,018.33	$6.67
CLASS C SHARES
Actual	$1,000.00	$1,047.44	$10.45
Hypothetical*	$1,000.00	$1,014.72	$10.28
CLASS I SHARES
Actual	$1,000.00	$1,053.53	$4.84
Hypothetical*	$1,000.00	$1,020.22	$4.76
CLASS R3 SHARES
Actual	$1,000.00	$1,050.77	$7.41
Hypothetical*	$1,000.00	$1,017.70	$7.29
CLASS R4 SHARES
Actual	$1,000.00	$1,051.59	$6.39
Hypothetical*	$1,000.00	$1,018.70	$6.29
CLASS R5 SHARES
Actual	$1,000.00	$1,052.97	$5.07
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R6 SHARES
Actual	$1,000.00	$1,054.33	$3.98
Hypothetical*	$1,000.00	$1,021.06	$3.92

†	Expenses are equal to the annualized expense ratio for each class (A: 1.32%; C: 2.05%; I: 0.95%; R3: 1.45%; R4: 1.25%; R5: 0.99%; R6: 0.78%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

Other Information

Thornburg International Value Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Reports

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH176

2    Semi-Annual Report

Semi-Annual Report

Thornburg Core Growth Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a limited number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

April 24, 2017

Dear Fellow Shareholder:

For the six months ended March 31, 2017, Thornburg Core Growth Fund returned 6.10% for Class A shares, without sales charge, underperforming its benchmark, the Russell 3000 Growth Index, which returned 9.94%. On March 31, 2017, the net asset value per Class A share was $29.94.

For the first half of our fiscal year domestic equity markets were strong, with the period heavily influenced by the outcome of the U.S. presidential election. Donald J. Trump’s surprising victory led to a sudden expectation for tax breaks, fiscal stimulus, and protectionist trade policies. Since the election financials, consumer discretionary, and technology stocks have been the best performers in the benchmark, while consumer staples and energy companies have lagged. This has proved a tailwind to the Fund on a sector allocation basis, due to both our current preference for higher-growth companies in the technology and financials spaces, as well as our underweight to lower-growth consumer staples and more volatile energy stocks. As I write this in April, the Trump administration has not yet passed any notable legislation, so perhaps the market’s optimism is misplaced. Or perhaps policy isn’t driving stocks as much as a resilient economy and strong company fundamentals. Price-to-earnings multiples have expanded, but at only roughly half the rate of stock prices, as earnings have been better than expected and driven positive revisions.

For Core Growth Fund our strongest performance came from our financials companies. We don’t own traditional banks or insurance companies, but do have interest-rate-sensitive growth companies like SVB Financial Group, Charles Schwab Corp., and asset manager Affiliated Managers Group. These are companies that we favor for their strong fundamentals and growth prospects. As interest rates climbed on optimism over increased economic growth following the U.S. presidential election, these names each experienced significant tailwinds to performance. Our biggest headwind from a sector perspective was information technology. Large-cap technology stocks were especially strong this period, and although we own several of the best performers like Alphabet, Facebook, Apple and Netflix, these also constitute significant weights in the benchmark. Additionally, we held too many negative performers to keep up with the market. These included Palo Alto Networks, discussed below in the period’s detractors.

Top contributors to performance included:

SVB Financial Group – SVB Financial (formerly Silicon Valley Bank) specializes in providing banking services to startup, technology, and life science companies. Currently the stock is considered an interest rate play given the fee waivers in their third-party money market business and the net interest margin compression in their banking business. Recently, rate expectations have shifted higher, benefiting sentiment around SVB.

Apple – Apple’s stock performance was driven by better-than-expected earnings. The outlook for personal computers has improved. Additionally, the market continues to look forward to the latest iPhone introduction. Initial data points suggest that the current iPhone cycle could trend better than last year’s model, which should drive a return to earnings growth for Apple in fiscal 2017. Increasing earnings expectations have driven a re-rating in the shares.

Netflix – Netflix stock pulled back following weak subscriber growth trends when they revealed their second quarter 2016 earnings results. This gave the Fund the opportunity to re-initiate a position in the leading global subscription video on-demand provider at a significant discount to our calculation of intrinsic value. Third quarter reported results showed subscriber additions back on track and the stock price responded positively.

Charles Schwab Corp. – Charles Schwab is a leading discount brokerage firm offering a wide selection of investment products. Over time Schwab has been a very consistent asset gatherer, collecting net inflows of approximately $10 billion per month. Schwab is also fairly innovative, quick to launch their own in-house, Schwab-branded ETFs as well as a robo-advisor product. Currently the stock is considered an interest rate play given the fee waivers in their money market business and the net interest margin compression in their banking business.

Affiliated Managers Group – AMG is a global asset manager with approximately $628bn in assets under management. We increased our position during the period as global market volatility pushed the stock towards attractive valuation levels. As markets rebounded in February and March, AMG was a strong performer as it tracked the recovery.

Top Detractors to performance included:

Under Armour – Under Armour is one of the largest performance apparel and footwear makers globally. In the period, management announced a consecutive reduction in profitability and also took down revenue growth expectations. The departure of the CFO after less than a year in the role was a further point of concern. We sold the position as the deteriorating fundamentals were no longer justified by its current valuation.

Palo Alto Networks – Palo Alto is the fastest growing company in the firewall space, but had another tough quarter. Slowing hardware sales have raised doubts about their long-term growth trajectory. We are confident that the combination of a product cycle and a shift to the cloud (firewall without hardware) are temporarily depressing growth. We don’t think

4    Semi-Annual Report

Letter to Shareholders, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

Palo Alto’s competitive position and long-term opportunity have changed.

Acuity Brands – Acuity is the leader in lighting solutions for the commercial construction market in North America. During the reported period, Acuity saw a slowdown in small projects with short lead times due to concerns around the U.S. presidential election. The long-term thesis remains compelling as the small project weakness is likely to be temporary.

Allergan – Allergan is a global pharmaceutical manufacturing and distribution company. During the period volume erosion of mature/legacy products weighed on the business. We view this as an issue that will persist and we exited our position.

Patterson Companies – Patterson is a distributor of dental products and veterinary supplies. We sold our position as fundamentals deteriorated due to a weakening dental market and execution issues with the sales force also impairing growth.

Conclusion

Over the life of Core Growth Fund we have held true to our philosophy and process, which tends to favor quality growth stocks, smaller capitalization ranges than the benchmark, long-term secular themes, and idiosyncratic opportunities at attractive valuations. While we recognize there will be periods when our style is out of favor, over time it has served our investors well. We remain bullish about the prospects of the individual companies we have identified through our bottom up process.

Thank you for investing alongside us in Thornburg Core Growth Fund.

Sincerely,

Greg Dunn

Managing Director

Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 12/27/00)
Without sales charge	14.80%	3.94%	9.87%	4.83%	5.93%
With sales charge	9.63%	2.36%	8.86%	4.34%	5.63%
Class C Shares (Incep: 12/27/00)
Without sales charge	13.94%	3.15%	9.05%	4.04%	5.10%
With sales charge	12.94%	3.15%	9.05%	4.04%	5.10%
Class I Shares (Incep: 11/3/03)	15.28%	4.37%	10.34%	5.30%	8.50%
Class R3 Shares (Incep: 7/1/03)	14.66%	3.83%	9.77%	4.75%	8.73%
Class R4 Shares (Incep: 2/1/07)	14.78%	3.93%	9.88%	4.86%	4.68%
Class R5 Shares (Incep: 10/3/05)	15.30%	4.37%	10.34%	5.30%	7.30%
Russell 3000 Growth Index (Since: 12/27/00)	16.27%	10.90%	13.22%	9.04%	5.00%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.40%; C shares, 2.16%; I shares, 1.05%; R3 shares, 1.81%; R4 shares, 1.86%; R5 shares, 1.30%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%, R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The Russell 3000 Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Exchange Traded Fund (ETF) – A security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

6    Semi-Annual Report

Fund Summary

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities and partnership interests. The Fund may also invest in developing countries.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Visa, Inc.	4.1%
Apple, Inc.	4.1%
Facebook, Inc.	3.7%
Alphabet, Inc. Class C	3.5%
PayPal Holdings, Inc.	2.9%
FleetCor Technologies, Inc.	2.8%
Las Vegas Sands Corp.	2.7%
Affiliated Managers Group, Inc.	2.7%
SVB Financial Group	2.7%
Amazon.com, Inc.	2.7%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	41.6%
Consumer Discretionary	20.5%
Health Care	9.5%
Consumer Staples	7.1%
Financials	6.2%
Industrials	3.5%
Energy	1.6%
Materials	1.6%
Other Assets Less Liabilities	8.4%

TOP TEN INDUSTRY GROUPS
Software & Services	33.2%
Retailing	11.7%
Technology Hardware & Equipment	6.6%
Pharmaceuticals, Biotechnology & Life Sciences	5.0%
Food & Staples Retailing	5.0%
Consumer Services	4.6%
Health Care Equipment & Services	4.4%
Diversified Financials	3.6%
Banks	2.7%
Consumer Durables & Apparel	2.4%

COUNTRY EXPOSURE*
(percent of equity holdings)
United States	95.2%
Argentina	1.9%
France	1.9%
Australia	1.0%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi Annual Report    7

Schedule of Investments

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 91.56%
BANKS — 2.66%
Banks — 2.66%
[a] SVB Financial Group	88,871	$16,538,004

		16,538,004

CAPITAL GOODS — 2.00%
Electrical Equipment — 2.00%
Acuity Brands, Inc.	60,951	12,434,004

		12,434,004

COMMERCIAL & PROFESSIONAL SERVICES — 1.46%
Professional Services — 1.46%
[a] Verisk Analytics, Inc.	112,025	9,089,709

		9,089,709

CONSUMER DURABLES & APPAREL — 2.44%
Household Durables — 2.44%
Newell Brands, Inc.	321,500	15,165,155

		15,165,155

CONSUMER SERVICES — 4.58%
Hotels, Restaurants & Leisure — 4.58%
[a] Chipotle Mexican Grill, Inc.	25,910	11,543,423
.Las Vegas Sands Corp.	296,200	16,904,134

		28,447,557

DIVERSIFIED FINANCIALS — 3.58%
Capital Markets — 3.58%
Affiliated Managers Group, Inc.	102,453	16,796,145
WisdomTree Investments, Inc.	600,481	5,452,367

		22,248,512

ENERGY — 1.60%
Oil, Gas & Consumable Fuels — 1.60%
[a] Concho Resources, Inc.	77,309	9,921,837

		9,921,837

FOOD & STAPLES RETAILING — 5.01%
Food & Staples Retailing — 5.01%
[a] Sprouts Farmers Market, Inc.	655,616	15,157,842
Wal-Mart Stores, Inc.	220,917	15,923,697

		31,081,539

FOOD, BEVERAGE & TOBACCO — 2.10%
Beverages — 2.10%
[a] Monster Beverage Corp.	282,313	13,034,391

		13,034,391

HEALTH CARE EQUIPMENT & SERVICES — 4.42%
Health Care Equipment & Supplies — 2.56%
[a] DexCom, Inc.	139,034	11,780,351
[a] Inogen, Inc.	52,994	4,110,215
Health Care Providers & Services — 1.86%
[a] DaVita, Inc.	169,800	11,541,306

		27,431,872

MATERIALS — 1.57%
Chemicals — 1.57%
Monsanto Co.	86,300	9,769,160

		9,769,160

MEDIA — 1.80%
Media — 1.80%
Comcast Corp.	297,118	11,168,666

		11,168,666

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.04%
Biotechnology — 3.44%
[a] Alexion Pharmaceuticals, Inc.	99,946	12,117,453
Gilead Sciences, Inc.	136,300	9,257,496
Life Sciences Tools & Services — 1.60%
[a] Illumina, Inc.	58,090	9,912,478

		31,287,427

RETAILING — 11.66%
Internet & Direct Marketing Retail — 7.79%
[a] Amazon.com, Inc.	18,653	16,536,630
Expedia, Inc.	101,728	12,835,022
[a] Netflix, Inc.	43,274	6,396,330
[a] priceline.com, Inc.	7,102	12,641,347

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Multiline Retail — 3.87%
Dollar General Corp.	133,220	$9,289,431
[a] Dollar Tree, Inc.	187,800	14,734,788

		72,433,548

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.83%
Semiconductors & Semiconductor Equipment — 1.83%
[a] Cavium, Inc.	158,403	11,351,159

		11,351,159

SOFTWARE & SERVICES — 33.17%
Information Technology Services — 9.85%
[a] FleetCor Technologies, Inc.	115,844	17,542,257
[a] PayPal Holdings, Inc.	417,799	17,973,713
Visa, Inc.	288,529	25,641,572
Internet Software & Services — 12.54%
[a] Alphabet, Inc. Class C	25,895	21,481,456
[a] CoStar Group, Inc.	52,789	10,938,937
[a] Criteo SA ADR	214,205	10,708,108
[a] Facebook, Inc.	159,762	22,694,192
[a] Zillow Group, Inc. Class C	357,854	12,048,944
Software — 10.78%
[a] Atlassian Corp. plc	193,159	5,785,112
[a] Globant S.A.	298,500	10,865,400
[a] Proofpoint, Inc.	151,355	11,254,758
[a] Rapid7, Inc.	422,254	6,325,365
[a] ServiceNow, Inc.	125,165	10,948,182
[a] Splunk, Inc.	183,651	11,439,621
[a] Workday, Inc.	123,867	10,315,644

		205,963,261

TECHNOLOGY HARDWARE & EQUIPMENT — 6.64%
Communications Equipment — 2.55%
[a] Palo Alto Networks, Inc.	140,231	15,801,229
Technology, Hardware, Storage & Peripherals — 4.09%
Apple, Inc.	176,905	25,414,172

		41,215,401

TOTAL COMMON STOCK (Cost $422,179,868)		568,581,202

SHORT TERM INVESTMENTS — 9.23%
[b] Thornburg Capital Management Fund	5,733,667	57,336,670

TOTAL SHORT TERM INVESTMENTS (Cost $57,336,670)		57,336,670

TOTAL INVESTMENTS — 100.79% (Cost $479,516,538)		$625,917,872
LIABILITIES NET OF OTHER ASSETS — (0.79)%		(4,922,853)

NET ASSETS — 100.00%		$620,995,019

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates—Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/ PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/ PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	4,908,697	17,081,853	16,256,883	5,733,667	$57,336,670	$180,255	$—

Total non-controlled affiliated issuers - 9.23% of net assets					$57,336,670	$180,255	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depositary Receipt

See notes to financial statements.

Semi-Annual Report    9

Statement of Assets and Liabilities

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $422,179,868)	$568,581,202
Non-controlled affiliated issuer (cost $57,336,670)	57,336,670
Receivable for investments sold	7,844,393
Receivable for fund shares sold	1,295,800
Dividends receivable	44,688
Prepaid expenses and other assets	67,897

Total Assets	635,170,650

LIABILITIES
Payable for investments purchased	10,999,249
Payable for fund shares redeemed	2,316,790
Payable to investment advisor and other affiliates (Note 4)	652,014
Accounts payable and accrued expenses	207,578

Total Liabilities	14,175,631

NET ASSETS	$620,995,019

NET ASSETS CONSIST OF
Accumulated net investment loss	$(8,829,097)
Net unrealized appreciation on investments	146,401,334
Accumulated net realized gain (loss)	(215,098,542)
Net capital paid in on shares of beneficial interest	698,521,324

$620,995,019

10    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($184,270,040 applicable to 6,155,610 shares of beneficial interest outstanding - Note 5)	$29.94
Maximum sales charge, 4.50% of offering price	1.41

Maximum offering price per share	$31.35

Class C Shares:
Net asset value and offering price per share* ($141,179,210 applicable to 5,364,637 shares of beneficial interest outstanding - Note 5)	$26.32

Class I Shares:
Net asset value, offering and redemption price per share ($206,494,426 applicable to 6,471,185 shares of beneficial interest outstanding - Note 5)	$31.91

Class R3 Shares:
Net asset value, offering and redemption price per share ($50,084,893 applicable to 1,680,531 shares of beneficial interest outstanding - Note 5)	$29.80

Class R4 Shares:
Net asset value, offering and redemption price per share ($5,416,069 applicable to 180,214 shares of beneficial interest outstanding - Note 5)	$30.05

Class R5 Shares:
Net asset value, offering and redemption price per share ($33,550,381 applicable to 1,052,521 shares of beneficial interest outstanding - Note 5)	$31.88

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    11

Statement of Operations

Thornburg Core Growth Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$1,200,942
Non-controlled affiliated issuer	180,255

Total Income	1,381,197

EXPENSES
Investment advisory fees (Note 4)	2,699,900
Administration fees (Note 4)
Class A Shares	117,816
Class C Shares	90,846
Class I Shares	49,664
Class R3 Shares	32,268
Class R4 Shares	3,731
Class R5 Shares	8,547
Distribution and service fees (Note 4)
Class A Shares	235,120
Class C Shares	725,460
Class R3 Shares	128,780
Class R4 Shares	7,391
Transfer agent fees
Class A Shares	102,246
Class C Shares	88,856
Class I Shares	82,706
Class R3 Shares	64,261
Class R4 Shares	11,472
Class R5 Shares	59,323
Registration and filing fees
Class A Shares	8,997
Class C Shares	8,647
Class I Shares	9,120
Class R3 Shares	8,437
Class R4 Shares	9,013
Class R5 Shares	8,058
Custodian fees (Note 2)	41,725
Professional fees	24,378
Accounting fees (Note 4)	9,385
Trustee fees	13,162
Other expenses	55,093

Total Expenses	4,704,402
Less:
Expenses reimbursed by investment advisor (Note 4)	(224,071)

Net Expenses	4,480,331

Net Investment Loss	$(3,099,134)

12    Semi-Annual Report

Statement of Operations, Continued

Thornburg Core Growth Fund	Six Months Ended March 31, 2017 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on non-affiliated issuer investments	$38,200,348
Net change in unrealized appreciation (depreciation) on non-affiliated issuer investments	1,307,870

Net Realized and Unrealized Gain	39,508,218
Net Increase in Net Assets Resulting from Operations	$36,409,084

See notes to financial statements.

Semi-Annual Report    13

Statements of Changes in Net Assets

Thornburg Core Growth Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(3,099,134)	$(7,401,668)
Net realized gain (loss) on investments	38,200,348	9,780,002
Net unrealized appreciation (depreciation) on investments	1,307,870	43,558,418

Net Increase (Decrease) in Net Assets Resulting from Operations	36,409,084	45,936,752

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(25,897,724)	(50,041,105)
Class C Shares	(22,719,319)	(30,801,495)
Class I Shares	(4,474,835)	(58,233,894)
Class R3 Shares	(8,658,213)	(18,964,601)
Class R4 Shares	(1,752,762)	(3,465,547)
Class R5 Shares	(7,121,185)	(9,684,705)

Net Decrease in Net Assets	(34,214,954)	(125,254,595)

NET ASSETS
Beginning of Period	655,209,973	780,464,568

End of Period	$620,995,019	$655,209,973

Accumulated net investment loss	$(8,829,097)	$(5,729,963)

*	Unaudited.

See notes to financial statements.

14    Semi-Annual Report

Notes to Financial Statements

Thornburg Core Growth Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may bear a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase

Semi-Annual Report    15

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$479,516,538

Gross unrealized appreciation on a tax basis	$152,951,697
Gross unrealized depreciation on a tax basis	(6,550,363)

Net unrealized appreciation (depreciation) on investments (tax basis)	$146,401,334

16    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had deferred tax basis late-year ordinary investment losses occurring subsequent to December 31, 2015 through September 30, 2016 of $5,729,963. For tax purposes, such ordinary losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $24,900,607. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $226,993,175 generated prior to October 1, 2011 which may be carried forward to offset future capital gains. To the extent such carryforwards are utilized, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$568,581,202	$568,581,202	$—	$—
Short Term Investments	57,336,670	57,336,670	—	—

Total Investments in Securities	$625,917,872	$625,917,872	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the period ended March 31, 2017 was 0.865% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017, the Fund paid $9,385 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $5,853 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $1,590 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $62,939 for Class I shares, $81,704 for Class R3 shares, $17,011 for Class R4 shares, and $62,417 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by Trustees and Officers of the Trust and the Advisor is approximately 7.23%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	171,433	$4,898,411	492,618	$13,190,882
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,075,044)	(30,796,135)	(2,413,586)	(63,231,987)

Net increase (decrease)	(903,611)	$(25,897,724)	(1,920,968)	$(50,041,105)

Class C Shares
Shares sold	104,082	$2,606,885	406,148	$9,771,822
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,009,302)	(25,326,204)	(1,741,483)	(40,573,317)

Net increase (decrease)	(905,220)	$(22,719,319)	(1,335,335)	$(30,801,495)

Class I Shares
Shares sold	711,080	$21,661,367	927,799	$26,349,638
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(858,619)	(26,136,202)	(3,162,309)	(84,583,532)

Net increase (decrease)	(147,539)	$(4,474,835)	(2,234,510)	$(58,233,894)

Class R3 Shares
Shares sold	133,709	$3,835,946	286,391	$7,559,165
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(438,992)	(12,494,159)	(1,003,594)	(26,523,766)

Net increase (decrease)	(305,283)	$(8,658,213)	(717,203)	$(18,964,601)

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	49,060	$1,424,444	203,623	$5,252,801
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(109,629)	(3,177,206)	(330,597)	(8,718,348)

Net increase (decrease)	(60,569)	$(1,752,762)	(126,974)	$(3,465,547)

Class R5 Shares
Shares sold	85,159	$2,609,111	173,654	$4,899,966
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(321,008)	(9,730,296)	(519,703)	(14,584,671)

Net increase (decrease)	(235,849)	$(7,121,185)	(346,049)	$(9,684,705)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $251,135,464 and $326,054,988, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    21

Financial Highlights

Thornburg Core Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$28.22	(0.14)	1.86	1.72	—	—	—	$29.94	(0.96	)(d)	1.40	(d)	1.40	(d)	1.40	(d)	6.10	44.01	$184,270
2016(c)	$26.09	(0.27)	2.40	2.13	—	—	—	$28.22	(1.00)		1.40		1.40		1.40		8.16	86.24	$199,178
2015(c)	$26.44	(0.26)	(0.09)	(0.35)	—	—	—	$26.09	(0.93)		1.39		1.39		1.39		(1.32)	96.02	$234,284
2014(c)	$24.35	(0.28)	2.37	2.09	—	—	—	$26.44	(1.06)		1.40		1.40		1.40		8.58	100.62	$277,099
2013(c)	$19.11	(0.21)	5.45	5.24	—	—	—	$24.35	(1.01)		1.45		1.45		1.45		27.42	91.92	$279,483
2012(c)	$13.33	(0.17)	5.95	5.78	—	—	—	$19.11	(1.02)		1.48		1.49		1.48		43.36	122.93	$225,945
CLASS C SHARES
2017(b)	$24.90	(0.22)	1.64	1.42	—	—	—	$26.32	(1.73	)(d)	2.17	(d)	2.17	(d)	2.17	(d)	5.70	44.01	$141,179
2016	$23.20	(0.41)	2.11	1.70	—	—	—	$24.90	(1.76)		2.16		2.16		2.16		7.33	86.24	$156,115
2015	$23.69	(0.42)	(0.07)	(0.49)	—	—	—	$23.20	(1.69)		2.15		2.15		2.15		(2.07)	96.02	$176,422
2014	$21.98	(0.43)	2.14	1.71	—	—	—	$23.69	(1.81)		2.14		2.14		2.14		7.78	100.62	$200,664
2013	$17.38	(0.34)	4.94	4.60	—	—	—	$21.98	(1.76)		2.20		2.20		2.20		26.47	91.92	$182,999
2012	$12.22	(0.28)	5.44	5.16	—	—	—	$17.38	(1.79)		2.25		2.25		2.25		42.23	122.93	$156,597
CLASS I SHARES
2017(b)	$30.01	(0.08)	1.98	1.90	—	—	—	$31.91	(0.55	)(d)	0.99	(d)	0.99	(d)	1.05	(d)	6.33	44.01	$206,494
2016	$27.64	(0.17)	2.54	2.37	—	—	—	$30.01	(0.59)		0.99		0.99		1.05		8.57	86.24	$198,658
2015	$27.90	(0.16)	(0.10)	(0.26)	—	—	—	$27.64	(0.53)		0.99		0.99		1.05		(0.93)	96.02	$244,691
2014	$25.59	(0.18)	2.49	2.31	—	—	—	$27.90	(0.65)		0.99		0.99		1.03		9.03	100.62	$251,122
2013	$19.99	(0.12)	5.72	5.60	—	—	—	$25.59	(0.55)		0.99		0.99		1.02		28.01	91.92	$191,358
2012	$13.88	(0.09)	6.20	6.11	—	—	—	$19.99	(0.52)		0.99		0.99		1.08		44.02	122.93	$116,567
CLASS R3 SHARES
2017(b)	$28.10	(0.15)	1.85	1.70	—	—	—	$29.80	(1.06	)(d)	1.50	(d)	1.50	(d)	1.82	(d)	6.05	44.01	$50,085
2016	$26.01	(0.29)	2.38	2.09	—	—	—	$28.10	(1.10)		1.50		1.50		1.81		8.04	86.24	$55,809
2015	$26.39	(0.29)	(0.09)	(0.38)	—	—	—	$26.01	(1.05)		1.50		1.50		1.79		(1.44)	96.02	$70,310
2014	$24.33	(0.31)	2.37	2.06	—	—	—	$26.39	(1.16)		1.50		1.50		1.80		8.47	100.62	$90,788
2013	$19.11	(0.22)	5.44	5.22	—	—	—	$24.33	(1.06)		1.50		1.50		1.79		27.32	91.92	$95,545
2012	$13.33	(0.18)	5.96	5.78	—	—	—	$19.11	(1.04)		1.50		1.50		1.80		43.36	122.93	$106,353
CLASS R4 SHARES
2017(b)	$28.33	(0.14)	1.86	1.72	—	—	—	$30.05	(0.96	)(d)	1.40	(d)	1.40	(d)	1.97	(d)	6.07	44.01	$5,416
2016	$26.19	(0.27)	2.41	2.14	—	—	—	$28.33	(1.00)		1.40		1.40		1.86		8.17	86.24	$6,821
2015	$26.54	(0.26)	(0.09)	(0.35)	—	—	—	$26.19	(0.94)		1.40		1.40		1.82		(1.32)	96.02	$9,632
2014	$24.44	(0.28)	2.38	2.10	—	—	—	$26.54	(1.06)		1.40		1.40		1.77		8.59	100.62	$11,306
2013	$19.18	(0.20)	5.46	5.26	—	—	—	$24.44	(0.96)		1.40		1.40		1.79		27.42	91.92	$10,277
2012	$13.37	(0.16)	5.97	5.81	—	—	—	$19.18	(0.93)		1.40		1.40		1.78		43.46	122.93	$9,344
CLASS R5 SHARES
2017(b)	$29.98	(0.08)	1.98	1.90	—	—	—	$31.88	(0.55	)(d)	0.99	(d)	0.99	(d)	1.36	(d)	6.34	44.01	$33,550
2016	$27.61	(0.17)	2.54	2.37	—	—	—	$29.98	(0.59)		0.99		0.99		1.30		8.58	86.24	$38,629
2015	$27.87	(0.16)	(0.10)	(0.26)	—	—	—	$27.61	(0.54)		0.99		0.99		1.24		(0.93)	96.02	$45,126
2014	$25.56	(0.18)	2.49	2.31	—	—	—	$27.87	(0.65)		0.99		0.99		1.28		9.04	100.62	$61,818
2013	$19.97	(0.12)	5.71	5.59	—	—	—	$25.56	(0.55)		0.99		0.99		1.12		27.99	91.92	$62,146
2012	$13.86	(0.09)	6.20	6.11	—	—	—	$19.97	(0.52)		0.98		0.99		1.32		44.08	122.93	$61,411

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

22 Semi-Annual Report	Semi-Annual Report 23

Expense Example

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,060.95	$7.21
Hypothetical*	$1,000.00	$1,017.93	$7.06
CLASS C SHARES
Actual	$1,000.00	$1,057.03	$11.12
Hypothetical*	$1,000.00	$1,014.12	$10.89
CLASS I SHARES
Actual	$1,000.00	$1,063.31	$5.09
Hypothetical*	$1,000.00	$1,020.00	$4.99
CLASS R3 SHARES
Actual	$1,000.00	$1,060.50	$7.71
Hypothetical*	$1,000.00	$1,017.45	$7.55
CLASS R4 SHARES
Actual	$1,000.00	$1,060.71	$7.19
Hypothetical*	$1,000.00	$1,017.95	$7.04
CLASS R5 SHARES
Actual	$1,000.00	$1,063.38	$5.09
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.40%; C: 2.17%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24     Semi-Annual Report

Other Information

Thornburg Core Growth Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www. thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    25

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

26    Semi-Annual Report.

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors . Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management .

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg ..com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report.    27

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH180

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured . We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg International Growth Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820

Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

April 17, 2017

Dear Fellow Shareholder:

For the six months ended March 31, 2017, Thornburg International Growth Fund returned 4.73% for the Class A shares (without sales charge), outperforming the benchmark MSCI All Country (AC) World ex-U.S. Growth Index, which returned 2.88%. On March 31, 2017, the net asset value (NAV) of the Class A shares was $20.13.

At the start of this semi-annual period, global markets were generally weak and investor risk taking was at a minimum leading into the U.S. general election. Although Trump’s victory was a surprise to consensus expectations, and investors initially reacted negatively, as markets digested the ramifications of a Trump presidency, coupled with a Republican-controlled Congress, we witnessed initial skepticism turn into enthusiasm. Investors are optimistic that the pro-business and pro-growth agenda of the new administration will be positive for the U.S. economy and corporate earnings.

We’ve seen a rally that began initially with U.S. equities extend globally, with non-U.S. equities also performing well in this period. International markets have benefited as global growth expectations have risen.

As largely expected, the U.S. Federal Reserve raised benchmark interest rates twice in this period, each time by a quarter of a percentage point. With the second hike, the tone around the pace of further Fed tightening was interpreted as unexpectedly dovish. This took currency markets by surprise and led to a reversal of trades that resulted in the U.S. dollar weakening in the back part of the period. As a result, already solid returns for international stocks in local terms this period saw further improvement in dollar-denominated terms.

Another major event was the U.K. triggering Article 50 to initiate the “Brexit” process from the European Union. By triggering Article 50, the U.K. now has two years to negotiate an exit deal. Markets absorbed the event without missing a beat and for now investors are optimistic that the departure will proceed without serious economic disruption, as evidenced by the British pound strengthening in the days post Article 50. It remains to be seen what the actual terms of the Brexit agreement will be and the associated long-run implications. We will keep a watchful eye and remain cognizant of the potential risks to economic growth and currency fluctuations.

In the eurozone, we are seeing healthy economic activity and the pace of recovery gathering strength. Manufacturing output, as measured by the Purchasing Managers’ Index (PMI), is well into expansionary territory and reached its highest level in six years. Unemployment rates have fallen to their lowest levels since 2009, with more than one million people having found employment over the past year. This improvement in growth has been coupled with low core inflation readings, thus giving the European Central Bank leeway to maintain accommodative monetary policy, supporting further economic expansion.

Performance Discussion

During this period, large-capitalization stocks outperformed vis-à-vis mid- and small-capitalization stocks. Although this was a headwind for the Fund, because we favor smaller capitalization ranges, our portfolio still delivered positive results relative to the benchmark thanks to effective individual stock selection, particularly in the technology, health care, and consumer staples sectors.

Information technology was the best performing sector in the benchmark for this period, and our considerable overweight here was a tailwind to returns. We also saw good gains in consumer staples and health care, with most of the performance attribution coming from stock selection as opposed to allocation effects. The worst performing sectors in the benchmark were energy, real estate, and telecommunication services. These are all sectors in which we have limited to no exposure.

Geographically, the eurozone and Asia ex-Japan were leaders within the benchmark, while Japan and the U.K. were laggards. The portfolio benefited from being modestly overweight the eurozone as well as solid performance from our underlying holdings. Despite being underweight Asia ex-Japan, the Fund delivered positive returns here as our individual stock picks, particularly in China and Macau, outperformed strongly. Although being underweight Japan should have helped our performance more we saw a few individual holdings sell off due to worsening fundamentals.

Top contributors to performance for the period included U.K. payments processor Paysafe Group, Macau-based casino operator Galaxy Entertainment, French digital advertising firm Criteo, U.K. medical products producer Convatec Group, and German health care and agricultural products company Bayer AG.

Paysafe late last year was targeted by a short-seller report, which made a number of erroneous allegations against the company. We took advantage of the volatility to add to our existing position. The outsized move in the stock price during the period was largely the share price retracing to prior levels. Long-term fundamentals remain solid and Paysafe continues to be a top holding.

Galaxy Entertainment has benefitted from a recovery in Macau’s gaming industry and investor optimism over new properties slated to open soon. Criteo logged good growth as a leader in the field of search advertising, with strong technology and product offerings. Convatec is making good progress in turning around their ostomy (wound care) business and the stock has closed some of its valuation discount relative to peers. Bayer shares have moved higher as the market is beginning to factor in a greater probability of the proposed

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

acquisition of Monsanto being completed. This union would create the world’s largest agricultural products company and provide significant long-term synergies.

Primary detractors to performance this quarter were Japanese internet services company Rakuten, Italian online luxury fashion retailer YOOX Net-A-Porter, Japanese smartphone messaging company LINE Corp., Korean cosmetics maker AmorePacific, and Ireland-domiciled global pharmaceutical firm Allergan plc.

Rakuten fell as it reported weaker-than-expected margins in its domestic e-commerce business. Although it is the market leader in Japan, increased promotional pressure from Yahoo and Amazon also weighed on the stock. YOOX declined as growth has slowed and the competitive landscape has intensified with LVMH’s (Louis Vuitton Moët Hennessy) planned development of its own e-commerce platform. LINE, although it has a large user base, has delivered monetization of that user base at a pace slower than investor expectations. AmorePacific declined as political tensions between China and Korea have negatively impacted Chinese tourism into Korea and subsequent spending on cosmetics. Allergan reported a disappointing quarter as we saw an erosion of growth in some of its legacy products.

We have since sold out of each of these detractors, with the exception of YOOX Net-A-Porter. We believe YOOX remains well positioned to maintain a leading position and benefit from the secular trend of luxury fashion moving online.

Outlook

Over the course of many business cycles, international equities have come in and out of favor relative to domestic equities. The U.S. economy is poised to continue its expansion, given the pro-growth agenda of the new administration, as well as positive readings in various economic gauges such as business confidence, wage growth, and corporate profits. However, the economic expansion in the U.S. appears to be mid to later cycle, with equity markets reaching fresh highs and valuation metrics above their long-term averages.

With global economic indicators picking up, this makes the case for international equities all the more compelling on a relative basis. Eurozone industrial activity continues to be robust and the unemployment rate fell to the lowest in eight years. Fears of a disruptive slowdown or “hard landing” in China have diminished considerably, with pockets of healthy growth evident, such as in technology and services. And in emerging markets, fundamentals continue to improve, with economic growth set to accelerate in 2017 as better performing countries, such as India, continue to build upon existing momentum and weaker countries pull out of recessions or see data points trend less negatively. Broadly, valuations for international equities remain attractive, with relative valuations below current U.S. levels and historical valuations below prior peaks.

Over the life of the Fund, we have managed through various market cycles and have consistently adhered to a repeatable process and philosophy that employs rigorous, bottom-up fundamental analysis and seeks to invest in great businesses with attractive growth prospects. As a result, we tend to favor quality growth stocks, smaller capitalization ranges, and long-term secular themes while remaining disciplined around valuation. This approach has resulted in a less correlated, high active share portfolio that we believe can deliver compelling risk-adjusted returns over the long term.

Thank you for investing alongside us in Thornburg International Growth Fund.

Sincerely,

Greg Dunn	Sean Koung Sun, CFA
Managing Director	Managing Director
Portfolio Manager	Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 2/1/07)
Without sales charge	8.77%	1.08%	7.00%	6.14%	6.61%
With sales charge	3.89%	-0.46%	6.02%	5.66%	6.14%
Class C Shares (Incep: 2/1/07)
Without sales charge	7.99%	0.34%	6.20%	5.40%	5.87%
With sales charge	6.99%	0.34%	6.20%	5.40%	5.87%
Class I Shares (Incep: 2/1/07)	9.24%	1.52%	7.45%	6.68%	7.16%
Class R3 Shares (Incep: 2/1/08)	8.70%	1.00%	6.90%	—	5.28%
Class R4 Shares (Incep: 2/1/08)	8.77%	1.09%	7.02%	—	5.39%
Class R5 Shares (Incep: 2/1/08)	9.23%	1.51%	7.44%	—	5.81%
Class R6 Shares (Incep: 2/1/13)	9.35%	1.61%	—	—	6.43%
MSCI AC World ex-U.S. Growth Index (Since 2/1/07)	9.63%	1.55%	4.84%	1.97%	2.19%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.39%; C shares, 2.15%; I shares, 1.00%; R3 shares, 2.04%; R4 shares, 1.68%; R5 shares, 1.21%; R6 shares, 1.39%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.99%; R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-U.S. Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Active Share – A measure of the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

PMI (Purchasing Managers’ Index) – An indicator of the economic health of the manufacturing sector and for the economy as a whole. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment. A PMI of 50 or higher generally indicates that the industry is expanding.

6    Semi-Annual Report

Fund Summary

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

The Fund normally invests at least 75% of its assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities, partnership interests, and debt obligations. The Fund may also invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Paysafe Group plc	4.8%
Wirecard AG	4.7%
Worldpay Group plc	3.2%
Bayer AG	3.2%
Fomento Economico Mexicano SAB de CV ADR	3.0%
Edenred	2.8%
MasterCard, Inc.	2.6%
Fresenius Medical Care AG & Co.	2.4%
Sands China Ltd.	2.4%
Tencent Holdings Ltd.	2.3%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Information Technology	34.1%
Consumer Discretionary	20.8%
Health Care	12.4%
Consumer Staples	9.5%
Financials	9.1%
Industrials	6.4%
Materials	1.9%
Real Estate	0.9%
Other Assets Less Liabilities	4.9%

TOP TEN INDUSTRY GROUPS

Software & Services	32.2%
Consumer Services	10.9%
Retailing	8.7%
Health Care Equipment & Services	7.4%
Food, Beverage & Tobacco	7.0%
Commercial & Professional Services	6.4%
Diversified Financials	5.1%
Pharmaceuticals, Biotechnology & Life Sciences	5.1%
Banks	2.1%
Insurance	1.9%

COUNTRY EXPOSURE*

(percent of equity holdings)

United Kingdom	23.4%
France	13.2%
Germany	13.1%
China	12.3%
United States	5.1%
Australia	4.7%
Mexico	4.3%
Denmark	3.3%
Japan	3.2%
India	3.2%
Italy	2.1%
Spain	2.0%
Ireland	1.7%
Brazil	1.7%
Russia	1.6%
Sweden	1.6%
Switzerland	1.5%
Netherlands	1.2%
Costa Rica	0.9%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

Semi-Annual Report    7

Schedule of Investments

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 95.15%
BANKS — 2.10%
Banks — 1.11%
ING Groep N.V.	880,530	$13,310,578
Thrifts & Mortgage Finance — 0.99%
Housing Development Finance Corp. Ltd.	516,469	11,929,253

		25,239,831

COMMERCIAL & PROFESSIONAL SERVICES — 6.36%
Commercial Services & Supplies — 2.76%
Edenred	1,403,318	33,159,865
Professional Services — 3.60%
Bureau Veritas SA	1,236,547	26,086,154
SGS S.A.	7,986	17,037,969

		76,283,988

CONSUMER SERVICES — 10.87%
Hotels, Restaurants & Leisure — 10.87%
Alsea S.A.B. de C.V.	4,008,077	13,390,763
Domino’s Pizza Enterprises Ltd.	376,549	16,720,155
Evolution Gaming Group AB	224,580	8,195,573
Galaxy Entertainment Group Ltd.	4,658,834	25,507,738
Merlin Entertainments plc	3,064,462	18,414,079
Paddy Power Betfair plc	181,700	19,578,073
Sands China Ltd.	6,155,800	28,515,576

		130,321,957

DIVERSIFIED FINANCIALS — 5.09%
Capital Markets — 5.09%
Hargreaves Lansdown plc	709,167	11,559,589
Japan Exchange Group, Inc.	1,160,213	16,517,898
Schroders plc	573,808	21,783,406
WisdomTree Investments, Inc.	1,226,236	11,134,223

		60,995,116

FOOD & STAPLES RETAILING — 0.81%
Food & Staples Retailing — 0.81%
PriceSmart, Inc.	105,586	9,735,029

		9,735,029

FOOD, BEVERAGE & TOBACCO — 7.01%
Beverages — 2.97%
Fomento Economico Mexicano SAB de CV ADR	401,653	35,554,324
Food Products — 2.03%
Danone SA	357,972	24,348,953
Tobacco — 2.01%
ITC Ltd.	5,582,152	24,134,737

		84,038,014

HEALTH CARE EQUIPMENT & SERVICES — 7.35%
Health Care Equipment & Supplies — 4.94%
Coloplast A/S	189,968	14,832,737
[a] ConvaTec Ltd.	6,483,906	22,665,092
Essilor International SA	179,000	21,750,021
Health Care Providers & Services — 2.41%
Fresenius Medical Care AG & Co.	343,373	28,956,825

		88,204,675

HOUSEHOLD & PERSONAL PRODUCTS — 1.67%
Personal Products — 1.67%
KOSE Corp.	221,700	20,053,166

		20,053,166

INSURANCE — 1.93%
Insurance — 1.93%
St. James’s Place plc	1,740,264	23,155,610

		23,155,610

MATERIALS — 1.90%
Chemicals — 1.90%
Novozymes AS	576,446	22,847,550

		22,847,550

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
MEDIA — 1.25%
Media — 1.25%
REA Group Ltd.	330,476	$14,979,850

		14,979,850

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 5.08%
Biotechnology — 1.93%
Grifols S.A.	942,310	23,110,838
Pharmaceuticals — 3.15%
Bayer AG	328,200	37,830,866

		60,941,704

REAL ESTATE — 0.88%
Real Estate Management & Development — 0.88%
Foxtons Group plc	8,788,639	10,598,367

		10,598,367

RETAILING — 8.74%
Internet & Direct Marketing Retail — 6.81%
[a] Ctrip.com International, Ltd. ADR	436,460	21,452,009
[a] priceline.com, Inc.	8,364	14,887,669
[a] YOOX S.p.A	987,899	23,522,835
[a] Zalando SE	538,639	21,792,463
Multiline Retail — 1.93%
B&M European Value Retail S.A.	6,163,821	23,121,627

		104,776,603

SOFTWARE & SERVICES — 32.22%
Information Technology Services — 16.98%
Cielo S.A.	2,154,089	19,479,416
MasterCard, Inc.	282,534	31,776,599
[a] Paysafe Group plc	9,775,161	57,268,392
Wirecard AG	1,020,034	56,476,131
Worldpay Group plc	10,450,768	38,679,003
Internet Software & Services — 15.24%
[a] Alibaba Group Holding Ltd. ADR	153,514	16,553,415
Auto Trader Group plc	4,045,064	19,882,009
[a] Baidu, Inc. ADR	119,590	20,631,667
carsales.com Ltd.	2,572,600	21,934,597
[a] Criteo SA ADR	451,157	22,553,338
[a] Just Eat plc	2,829,360	20,064,171
NetEnt AB	1,306,122	10,494,862
[a] Rocket Internet SE	266,275	4,553,516
Tencent Holdings Ltd.	956,100	27,410,291
[a] Yandex NV	852,551	18,696,443

		386,453,850

TECHNOLOGY HARDWARE & EQUIPMENT — 1.89%
Electronic Equipment, Instruments & Components — 1.89%
Ingenico S.A.	239,868	22,636,130

		22,636,130

TOTAL COMMON STOCK (Cost $1,002,339,850)		1,141,261,440

SHORT TERM INVESTMENTS — 3.60%
[b] Thornburg Capital Management Fund	4,322,485	43,224,846

TOTAL SHORT TERM INVESTMENTS (Cost $43,224,846)		43,224,846

TOTAL INVESTMENTS — 98.75% (Cost $1,045,564,696)		$1,184,486,286
OTHER ASSETS LESS LIABILITIES — 1.25%		14,997,875

NET ASSETS — 100.00%		$1,199,484,161

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	14,196,332	29,515,000	39,388,847	4,322,485	$43,224,846	$182,463	$—

Total non-controlled affiliated issuers - 3.60% of net assets					$43,224,846	$182,463	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,002,339,850)	$1,141,261,440
Non-controlled affiliated issuer (cost $43,224,846)	43,224,846
Cash denominated in foreign currency (cost $114,264)	114,749
Receivable for investments sold	26,281,218
Receivable for fund shares sold	2,370,335
Unrealized appreciation on forward currency contracts (Note 7)	8,923
Dividends receivable	1,353,483
Dividend reclaim receivable	711,010
Prepaid expenses and other assets	116,636

Total Assets	1,215,442,640

LIABILITIES
Payable for investments purchased	3,024,611
Payable for fund shares redeemed	9,275,470
Unrealized depreciation on forward currency contracts (Note 7)	311,175
Payable to investment advisor and other affiliates (Note 4)	909,794
Deferred taxes payable (Note 2)	1,991,134
Accounts payable and accrued expenses	446,295

Total Liabilities	15,958,479

NET ASSETS	$1,199,484,161

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(2,085,749)
Net unrealized appreciation on investments	136,613,143
Accumulated net realized gain (loss)	25,604,063
Net capital paid in on shares of beneficial interest	1,039,352,704

$1,199,484,161

12    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($104,496,613 applicable to 5,190,670 shares of beneficial interest outstanding - Note 5)	$20.13
Maximum sales charge, 4.50% of offering price	0.95

Maximum offering price per share	$21.08

Class C Shares:
Net asset value and offering price per share* ($80,948,432 applicable to 4,247,955 shares of beneficial interest outstanding - Note 5)	$19.06

Class I Shares:
Net asset value, offering and redemption price per share ($893,299,536 applicable to 43,217,632 shares of beneficial interest outstanding - Note 5)	$20.67

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,259,702 applicable to 513,703 shares of beneficial interest outstanding - Note 5)	$19.97

Class R4 Shares:
Net asset value, offering and redemption price per share ($37,629,415 applicable to 1,879,509 shares of beneficial interest outstanding - Note 5)	$20.02

Class R5 Shares:
Net asset value, offering and redemption price per share ($43,606,497 applicable to 2,104,701 shares of beneficial interest outstanding - Note 5)	$20.72

Class R6 Shares:
Net asset value, offering and redemption price per share ($29,243,966 applicable to 1,407,948 shares of beneficial interest outstanding - Note 5)	$20.77

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg International Growth Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $57,495)	$5,207,622
Non-controlled affiliated issuer	182,463

Total Income	5,390,085

EXPENSES
Investment advisory fees (Note 4)	5,231,759
Administration fees (Note 4)
Class A Shares	83,536
Class C Shares	53,449
Class I Shares	227,658
Class R3 Shares	6,574
Class R4 Shares	23,401
Class R5 Shares	13,377
Distribution and service fees (Note 4)
Class A Shares	166,099
Class C Shares	425,866
Class R3 Shares	26,316
Class R4 Shares	46,779
Transfer agent fees
Class A Shares	114,835
Class C Shares	60,373
Class I Shares	423,978
Class R3 Shares	25,579
Class R4 Shares	78,732
Class R5 Shares	92,487
Class R6 Shares	1,274
Registration and filing fees
Class A Shares	12,019
Class C Shares	10,973
Class I Shares	20,909
Class R3 Shares	7,685
Class R4 Shares	7,685
Class R5 Shares	8,291
Class R6 Shares	9,688
Custodian fees (Note 2)	181,225
Professional fees	52,049
Accounting fees (Note 4)	22,510
Trustee fees	28,660
Other expenses	128,105

Total Expenses	7,591,871
Less:
Expenses reimbursed by investment advisor (Note 4)	(408,873)
Investment advisory fees waived by investment advisor (Note 4)	(72,979)

Net Expenses	7,110,019

Net Investment Loss	$(1,719,934)

14    Semi-Annual Report

Statement of Operations, Continued

Thornburg International Growth Fund	Six Months Ended March 31, 2017 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $51,236)	$33,116,243
Forward currency contracts (Note 7)	4,722,770
Foreign currency transactions	(847,764)

36,991,249

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,991,134)	12,031,852
Forward currency contracts (Note 7)	457,837
Foreign currency translations	72

12,489,761

Net Realized and Unrealized Gain	49,481,010

Net Increase in Net Assets Resulting from Operations	$47,761,076

See notes to financial statements.

Semi-Annual Report    15

Statement of Changes in Net Assets

Thornburg International Growth Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(1,719,934)	$4,511,895
Net realized gain (loss) from investments, capital gain taxes, forward currency contracts, and foreign currency transactions	36,991,249	24,307,955
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	12,489,761	86,211,614

Net Increase (Decrease) in Net Assets Resulting from Operations	47,761,076	115,031,464

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(112,705)
Class I Shares	—	(4,259,877)
Class R3 Shares	—	(5,726)
Class R4 Shares	—	(31,291)
Class R5 Shares	—	(283,521)
Class R6 Shares	—	(28,260)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(67,512,979)	(65,549,535)
Class C Shares	(20,402,201)	(16,163,708)
Class I Shares	(174,160,296)	(128,357,590)
Class R3 Shares	(3,223,198)	(3,755,415)
Class R4 Shares	(4,879,973)	(146,856)
Class R5 Shares	(24,217,493)	(6,042,851)
Class R6 Shares	21,107,628	1,241,489

Net Decrease in Net Assets	(225,527,436)	(108,464,382)

NET ASSETS
Beginning of Period	1,425,011,597	1,533,475,979

End of Period	$1,199,484,161	$1,425,011,597

Distribution in excess of net investment income	$(2,085,749)	$(365,815)

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg International Growth Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg International Growth Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on February 1, 2007. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential.

The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a returns filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,045,564,696

Gross unrealized appreciation on a tax basis	$166,852,617
Gross unrealized depreciation on a tax basis	(27,931,027)

Net unrealized appreciation (depreciation) on investments (tax basis)	$138,921,590

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to December 31, 2015 through September 30, 2016 of $356,994. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $8,924,572, (of which $8,924,572 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (“the Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,141,261,440	$1,141,261,440	$—	$—
Short Term Investments	43,224,846	43,224,846	—	—

Total Investments in Securities	$1,184,486,286	$1,184,486,286	$—	$—

Other Financial Instruments**
Forward Currency Contracts	$8,923	$—	$8,923	$—
Spot Currency	$19,132	$19,132	$—	$—

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(311,175)	$—	$(311,175)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $ 500 million	0.875%
Next $ 500 million	0.825
Next $ 500 million	0.775
Next $ 500 million	0.725
Over $ 2 billion	0.675

The Fund’s effective management fee for the period ended March 31, 2017 was 0.835% of the Fund’s average net assets (before applicable management fee waiver of $72,979).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $22,510 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $3,011 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,453 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund to obtain various shareholder and distribution

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I, Class R5 and Class R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $72,979. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $16,572 for Class A shares, $200,691 for Class I shares, $33,885 for Class R3 shares, $60,467 for Class R4 shares, $86,297 for Class R5 shares, and $10,961 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by Trustees and Officers of the Trust and the Advisor is approximately 2.71%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	462,312	$8,627,183	2,522,328	$47,142,292
Shares issued to shareholders in reinvestment of dividends	—	—	5,384	103,750
Shares repurchased	(4,079,609)	(76,140,162)	(6,144,717)	(112,795,577)

Net increase (decrease)	(3,617,297)	$(67,512,979)	(3,617,005)	$(65,549,535)

Class C Shares
Shares sold	112,061	$1,973,750	870,906	$15,660,814
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,266,711)	(22,375,951)	(1,821,172)	(31,824,522)

Net increase (decrease)	(1,154,650)	$(20,402,201)	(950,266)	$(16,163,708)

Class I Shares
Shares sold	6,406,492	$122,925,869	18,510,440	$347,208,152
Shares issued to shareholders in reinvestment of dividends	—	—	213,288	3,990,511
Shares repurchased	(15,557,525)	(297,086,165)	(25,673,584)	(479,556,253)

Net increase (decrease)	(9,151,033)	$(174,160,296)	(6,949,856)	$(128,357,590)

22    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED MARCH 31, 2017 (UNAUDITED)		YEAR ENDED SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	58,999	$1,103,621	301,326	$5,450,951
Shares issued to shareholders in reinvestment of dividends	—	—	239	4,567
Shares repurchased	(231,486)	(4,326,819)	(512,912)	(9,210,933)

Net increase (decrease)	(172,487)	$(3,223,198)	(211,347)	$(3,755,415)

Class R4 Shares
Shares sold	262,434	$4,888,626	603,840	$10,997,045
Shares issued to shareholders in reinvestment of dividends	—	—	1,168	22,375
Shares repurchased	(528,664)	(9,768,599)	(610,484)	(11,166,276)

Net increase (decrease)	(266,230)	$(4,879,973)	(5,476)	$(146,856)

Class R5 Shares
Shares sold	306,629	$5,879,936	1,019,836	$19,060,679
Shares issued to shareholders in reinvestment of dividends	—	—	14,800	277,832
Shares repurchased	(1,560,181)	(30,097,429)	(1,328,309)	(25,381,362)

Net increase (decrease)	(1,253,552)	$(24,217,493)	(293,673)	$(6,042,851)

Class R6 Shares
Shares sold	1,213,482	$23,065,285	136,593	$2,564,302
Shares issued to shareholders in reinvestment of dividends	—	—	1,501	28,260
Shares repurchased	(101,593)	(1,957,657)	(71,190)	(1,351,073)

Net increase (decrease)	1,111,889	$21,107,628	66,904	$1,241,489

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $459,748,883 and $643,121,919, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $65,946,718. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017

CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION

Japanese Yen	Buy	957,591,900	06/01/2017	8,619,571	$8,923	$—
Japanese Yen	Sell	4,915,014,800	06/01/2017	44,241,520	—	(311,175)

Total					$8,923	$(311,175)

Net unrealized appreciation (depreciation)						$(302,252)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 8,923

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$ (311,175)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $302,252. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 4,722,770	$ 4,722,770

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 457,837	$ 457,837

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small-and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg International Growth Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$19.22	(0.06)	0.97	0.91	—	—	—	$20.13	(0.62	)(h)	1.42	(h)	1.42	(h)	1.46	(h)	4.73	38.51	$104,497
2016(c)	$17.78	— (d)	1.45	1.45	(0.01)	—	(0.01)	$19.22	0.03		1.39		1.39		1.39		8.23	104.60	$169,248
2015(c)	$19.10	(0.01)	(0.33)	(0.34)	—	(0.98)	(0.98)	$17.78	(0.06)		1.42		1.42		1.42		(2.01)	92.01	$220,897
2014(c)	$20.54	0.02	(0.89)	(0.87)	—	(0.57)	(0.57)	$19.10	0.07		1.33		1.33		1.33		(4.46)	106.18	$508,044
2013(c)	$15.78	(0.01)	4.77	4.76	—	—	—	$20.54	(0.06)		1.41		1.41		1.42		30.16	89.17	$580,194
2012(c)	$13.37	(0.06)	2.47	2.41	— (e)	—	—	$15.78	(0.41)		1.51		1.51		1.52		18.03	95.17	$255,725
CLASS C SHARES
2017(b)	$18.26	(0.12)	0.92	0.80	—	—	—	$19.06	(1.32	)(h)	2.18	(h)	2.18	(h)	2.19	(h)	4.38	38.51	$80,948
2016	$17.01	(0.13)	1.38	1.25	—	—	—	$18.26	(0.73)		2.15		2.15		2.15		7.35	104.60	$98,633
2015	$18.45	(0.14)	(0.32)	(0.46)	—	(0.98)	(0.98)	$17.01	(0.77)		2.20		2.20		2.20		(2.72)	92.01	$108,062
2014	$20.01	(0.13)	(0.86)	(0.99)	—	(0.57)	(0.57)	$18.45	(0.65)		2.09		2.09		2.09		(5.19)	106.18	$146,399
2013	$15.49	(0.14)	4.66	4.52	—	—	—	$20.01	(0.81)		2.15		2.15		2.17		29.18	89.17	$116,453
2012	$13.23	(0.17)	2.43	2.26	—	—	—	$15.49	(1.19)		2.27		2.27		2.28		17.08	95.17	$55,656
CLASS I SHARES
2017(b)	$19.69	(0.01)	0.99	0.98	—	—	—	$20.67	(0.12	)(h)	0.99	(h)	0.99	(h)	1.05	(h)	4.98	38.51	$893,300
2016	$18.20	0.08	1.49	1.57	(0.08)	—	(0.08)	$19.69	0.45		0.99		0.99		1.00		8.63	104.60	$1,030,921
2015	$19.51	0.09	(0.37)	(0.28)	(0.05)	(0.98)	(1.03)	$18.20	0.47		0.99		0.99		1.01		(1.58)	92.01	$1,079,791
2014	$20.96	0.10	(0.91)	(0.81)	(0.07)	(0.57)	(0.64)	$19.51	0.47		0.98		0.98		0.98		(4.09)	106.18	$1,171,032
2013	$16.04	0.07	4.85	4.92	—	—	—	$20.96	0.38		0.99		0.99		1.04		30.67	89.17	$737,536
2012	$13.55	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.04	0.10		0.99		0.99		1.14		18.60	95.17	$198,938
CLASS R3 SHARES
2017(b)	$19.07	(0.06)	0.96	0.90	—	—	—	$19.97	(0.64	)(h)	1.50	(h)	1.50	(h)	2.16	(h)	4.72	38.51	$10,260
2016	$17.66	— (d)	1.42	1.42	(0.01)	—	(0.01)	$19.07	(0.02)		1.50		1.50		2.04		8.03	104.60	$13,086
2015	$18.99	(0.02)	(0.33)	(0.35)	—	(0.98)	(0.98)	$17.66	(0.13)		1.50		1.50		1.98		(2.03)	92.01	$15,851
2014	$20.46	— (d)	(0.90)	(0.90)	—	(0.57)	(0.57)	$18.99	—	(f)	1.50		1.50		1.86		(4.63)	106.18	$22,739
2013	$15.73	(0.03)	4.76	4.73	—	—	—	$20.46	(0.15)		1.50		1.50		2.01		30.07	89.17	$13,982
2012	$13.34	(0.06)	2.45	2.39	— (e)	—	—	$15.73	(0.40)		1.50		1.50		2.49		17.94	95.17	$5,709
CLASS R4 SHARES
2017(b)	$19.11	(0.05)	0.96	0.91	—	—	—	$20.02	(0.53	)(h)	1.40	(h)	1.40	(h)	1.73	(h)	4.76	38.51	$37,629
2016	$17.68	0.01	1.43	1.44	(0.01)	—	(0.01)	$19.11	0.04		1.40		1.40		1.68		8.17	104.60	$40,999
2015	$19.00	0.02	(0.36)	(0.34)	—	(0.98)	(0.98)	$17.68	0.10		1.40		1.40		1.65		(1.97)	92.01	$38,038
2014	$20.45	0.01	(0.89)	(0.88)	—	(0.57)	(0.57)	$19.00	0.04		1.39		1.39		1.63		(4.53)	106.18	$38,575
2013	$15.70	(0.01)	4.76	4.75	—	—	—	$20.45	(0.04)		1.38		1.38		1.68		30.25	89.17	$26,441
2012	$13.31	(0.04)	2.46	2.42	(0.03)	—	(0.03)	$15.70	(0.29)		1.40		1.40		2.23		18.17	95.17	$9,326
CLASS R5 SHARES
2017(b)	$19.73	(0.02)	1.01	0.99	—	—	—	$20.72	(0.19	)(h)	0.99	(h)	0.99	(h)	1.32	(h)	5.02	38.51	$43,606
2016	$18.25	0.09	1.47	1.56	(0.08)	—	(0.08)	$19.73	0.45		0.99		0.99		1.21		8.56	104.60	$66,271
2015	$19.55	0.09	(0.36)	(0.27)	(0.05)	(0.98)	(1.03)	$18.25	0.46		0.99		0.99		1.20		(1.53)	92.01	$66,646
2014	$21.01	0.10	(0.93)	(0.83)	(0.06)	(0.57)	(0.63)	$19.55	0.46		0.99		0.99		1.18		(4.15)	106.18	$69,217
2013	$16.07	0.07	4.87	4.94	—	—	—	$21.01	0.35		0.99		0.99		1.22		30.74	89.17	$43,209
2012	$13.58	0.02	2.50	2.52	(0.03)	—	(0.03)	$16.07	0.13		0.99		0.99		1.29		18.56	95.17	$19,251
CLASS R6 SHARES
2017(b)	$19.77	0.01	0.99	1.00	—	—	—	$20.77	0.11	(h)	0.89	(h)	0.89	(h)	1.00	(h)	5.06	38.51	$29,244
2016	$18.29	0.11	1.47	1.58	(0.10)	—	(0.10)	$19.77	0.60		0.89		0.89		1.34		8.65	104.60	$5,854
2015	$19.59	0.13	(0.38)	(0.25)	(0.07)	(0.98)	(1.05)	$18.29	0.66		0.89		0.89		1.43		(1.43)	92.01	$4,191
2014	$21.05	0.12	(0.93)	(0.81)	(0.08)	(0.57)	(0.65)	$19.59	0.58		0.89		0.89		1.34		(4.05)	106.18	$3,950
2013(g)	$17.54	0.46	3.05	3.51	—	—	—	$21.05	2.21	(h)	0.89	(h)	0.89	(h)	11.83	(h)(i)	20.01	89.17	$2,553

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Net investment income (loss) was less than $0.01 per share.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (Loss) is less than 0.01%.
(g)	Effective date of this class of shares was February 1, 2013.
(h)	Annualized.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

Expense Example

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,047.35	$7.27
Hypothetical*	$1,000.00	$1,017.83	$7.16
CLASS C SHARES
Actual	$1,000.00	$1,043.81	$11.08
Hypothetical*	$1,000.00	$1,014.09	$10.92
CLASS I SHARES
Actual	$1,000.00	$1,049.77	$5.06
Hypothetical*	$1,000.00	$1,020.00	$4.98
CLASS R3 SHARES
Actual	$1,000.00	$1,047.19	$7.66
Hypothetical*	$1,000.00	$1,017.45	$7.55
CLASS R4 SHARES
Actual	$1,000.00	$1,047.62	$7.14
Hypothetical*	$1,000.00	$1,017.95	$7.04
CLASS R5 SHARES
Actual	$1,000.00	$1,050.18	$5.06
Hypothetical*	$1,000.00	$1,020.00	$4.98
CLASS R6 SHARES
Actual	$1,000.00	$1,050.58	$4.55
Hypothetical*	$1,000.00	$1,020.50	$4.48

†	Expenses are equal to the annualized expense ratio for each class (A: 1.42%; C: 2.18%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%; R6: 0.89%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8 .6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi Annual Report

Other Information

Thornburg International Growth Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1409

2    Semi-Annual Report

Semi-Annual Report

Thornburg Investment Income Builder Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

April 28, 2017

Dear Fellow Shareholder:

This letter will highlight the basic results of your Fund’s investment activities for the six-month period ended March 31, 2017. Your Fund’s fiscal year ends on September 30. In addition, we will comment on the overall investment landscape, which continues to evolve.

Thornburg Investment Income Builder Fund paid dividends of $0.385 per Class A share in the six months ended March 31, 2017, down from the $0.423 per share paid in the comparable prior-year period. The dividends per share were higher for Class I and Class R5 shares, and lower on the Class C, R3, and R4 shares, to account for varying class-specific expenses. The net asset value per Class A share increased by $0.70 per share during the six-month period, from $19.82 to $20.52, giving a total return including dividends of 5.52% without sales charge.

For the six-month period ended March 31, 2017, Thornburg Investment Income Builder Fund (total return of 5.52%) slightly trailed the 5.65% return of blended index of 75% MSCI World Index/25% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s total return for the 12-month period ended March 31, 2017, 11.85%, exceeded the blended index return of 11.06%. Performance relative to indices for all share classes over various periods is set forth on page 10.

The quarter ended March 31, 2017 was the 57th full calendar quarter since the inception of Thornburg Investment Income Builder in December 2002. In 42 of these quarters, including each of the last six quarters, the Fund delivered a positive total return. The Fund has delivered positive total returns in 12 of its 14 calendar years of existence. As of March 31, 2017, Thornburg Investment Income Builder has delivered tax-efficient average annual total returns in excess of 9.5% since its inception.

We do not expect to pay any capital gain dividend for 2017. At March 31, 2017 the Fund had realized capital losses of more than $600 million, which may be carried forward to offset future capital gains to the extent permitted by regulations.

In assessing the overall performance of Thornburg Investment Income Builder for the period under review, it is instructive to consider the performance in U.S. dollars of the sector components of the MSCI World Index over the six-months ended March 31, 2017. The MSCI World Index comprises 75%, and the entire equity portion, of the Fund’s global performance benchmark (75% MSCI World Index and 25% Bloomberg Barclays U.S. Aggregate Bond Index):

1.	The MSCI World Index showed a return of 8.35% for the six-months ended March 31, 2017. Nine of eleven index sectors showed positive total returns, with individual sector returns ranging from 20% (financials) to negative 2% (real estate). Stocks of firms in the information technology, materials, consumer discretionary, and industrials sectors joined financial sector stocks in outperforming the index. Stocks in the energy, utilities, health care, consumer staples, and telecommunications sectors joined real estate stocks in underperforming the index.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. The total annual fund operating expense of Class A shares is 1.39%, as disclosed in the most recent prospectus.

2.	Income Builder Fund investments in firms in the financials (27% average equity weighting), telecommunications (20% average equity weighting), industrials (9% average equity weighting), energy (9% average equity weighting), health care (7% average equity weighting), consumer discretionary (7% average equity weighting), and consumer staples (7% average equity weighting) sectors comprised the largest sector weightings in the Fund’s equity portfolio during the period under review. The Fund’s performance relative to the MSCI World Index was hurt by comparative underperformance from our holdings in the telecommunications and information technology sectors, and was helped by our overweight in the financials sector.

3.	In the Income Builder portfolio, 39 equity investments contributed positive returns of at least 0.05% (five basis points) to the portfolio during the six-month period, considering both portfolio weights and individual security returns. Eleven of the Fund’s equity investments contributed negative returns of 0.05% or worse for the period.

Investment Income Builder’s bond holdings delivered modestly positive returns during the semi-annual period, with accrued interest overcoming mixed returns from bond price changes.

Your Fund’s average return of 19% from its investments in the financial sector was largely in line with the performance of the equities in the financial sector of the MSCI World Index for the period. Fund investments in JPMorgan Chase, CME Group, DBS Group (Singapore), ING Groep, Ares Capital, UBS Group, MFA Financial, Two Harbors Investment, Blackstone Group, and Chimera Investment Corporation were among the strongest performers in the portfolio. There were no significant detractors from portfolio performance among our financial sector holdings in the semi-annual period.

Your Fund’s significant holdings in the telecommunications sector delivered disappointing returns, and were the largest detractors from relative performance vis-á-vis the MSCI World Index.

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

England’s BT Group, China Mobile, Vodafone, Netherlands’ Royal KPN, and Singapore Telecommunications each delivered negative returns. Competitive conditions are intensifying around the world as usage of telecommunications networks becomes ever more woven into everyday life. Communications network operators compete for market share with varying degrees of governmental oversight influencing the competitive landscapes. While each of these firms has its own business outlook, most of our telecommunications holdings delivered reasonable (if unexciting) commercial performance during the period under review. Investors generally sold telecommunications stocks to fund investments in more cyclical sectors during the December 2016 quarter. Each of these firms pays interesting dividends to shareholders.

Your Fund’s investments in the industrials sector delivered positive performance, with Italian toll road and airport operator Atlantia and Chinese conglomerates Hopewell Holdings, China Merchants Port Holdings, and NWS Holdings leading the way. There were no significant detractors from portfolio performance among our industrial sector holdings in the semi-annual period.

Among Income Builder’s investments in the energy sector, Royal Dutch Shell, Canadian producer Suncor, Italian producer ENI and pipeline operator ONEOK each made significant contributions to portfolio performance during the semi-annual period. Energy stocks were very strong performers in the December quarter, and relatively weak performers in the March quarter. The price of oil mostly fluctuated in a narrow range just above $50/ barrel, while natural gas prices traded around $3.20/MMbtu. Global demand for oil and gas continues to increase. The near-term direction for oil and gas prices, and for the energy investments in your Fund’s portfolio, will depend upon the outlook for suppliers to meet growing global demand for hydrocarbons at today’s prices. For now, the energy industry appears to be capable of obtaining sufficient capital to sustain production in line with growing global consumption at today’s prices.

The performance of Investment Income Builder’s holdings in the health care sector was modestly positive during the semi-annual period, thanks to price recoveries in the March quarter that offset price declines during the December quarter. Roche Holding was the strongest performer among these, followed by Merck & Co. Each of these is establishing leading positions in “immuno-therapies” that channel the body’s own defenses to fight disease, especially cancers. Political rhetoric turned strongly against for-profit health care firms two years ago, acting as a governor on pricing flexibility by these firms. From here, it appears that solid scientific advancement will be the most important contributor to share price performance. Your Fund’s portfolio holdings generate sufficient cash flow to fund both world-class research programs and interesting dividends, and we are monitoring their scientific progress.

Among Fund investments in the consumer staples sector, Walgreens Boots Alliance and CVS Health were positive contributors during the semi-annual period, while Netherlands-based grocer Royal Ahold Delhaize and Korea’s KT&G Corporation were negative contributors. Investors sold consumer staples stocks during the period under review in order to fund purchases of stocks in more cyclical sectors. KT&G Corporation faced company specific concerns in late 2016 regarding the future competitive landscape for smokeless tobacco products in Korea, though it has continued to deliver satisfactory commercial performance in Korea and abroad.

Your Fund’s investments in the consumer discretionary sector, though positive contributors, trailed the performance of this sector in the index portfolio for the semi-annual period. Home Depot and vehicle manufacturer Daimler AG were positive contributors to portfolio performance, while department store operator Target was a detractor.

Among other portfolio holdings, notable positive contributors to performance included chemicals manufacturer LyondellBasell Industries, Taiwan Semiconductor Manufacturing, Lamar Advertising, and French construction/telecom conglomerate Bouygues. Negative contributors included European utilities Electricite de France and National Grid, and U.S. semiconductor maker Qualcomm.

Most foreign currencies depreciated slightly vis-à-vis the U.S. dollar during the semi-annual period, declining sharply in November and December of 2016 before recovering much of the declines in the early months of 2017. We hedged a majority of the currency exposure to Chinese yuan, the euro and other European currencies tied to the euro. We are more focused on risk management than on reaping possible currency gains from exposure to assets denominated in these currencies. Currency hedges modestly contributed to our performance relative to the MSCI World Index during the period.

Within its bond portfolio, Investment Income Builder owned significantly fewer U.S. government and agency bonds than the Bloomberg Barclays U.S. Aggregate Bond Index. U.S. government bond yields increased between 0.4% and 0.8% in the Fund’s semi-annual period, depending upon maturity. Yield spreads of corporate credits over government bond yields tightened from September 30, 2016 to March 31, 2017, causing prices of these bonds to significantly outperform government bonds. The FINRA-Bloomberg Index of Active High Yield U.S. Corporate Bond Yields dropped by 0.2% to 6.11% during the period. The FINRA-Bloomberg Index of Active Investment Grade Corporate Bond Yields rose by 0.29%, to 3.76%. The Fund’s bond portfolio had an effective duration of approximately 4.0 years as of March 31, 2017.

Readers of this commentary who are long-time shareholders of Income Builder will recall that the cash and interest bearing debt portion of the Fund’s portfolio (see Chart I on the next page) has varied over time, ranging from around 12% currently to 45% at June 30, 2009.

Investors have been debating the future direction of the economies of China, Europe, various emerging markets, and the U.S. Macroeconomic vital signs to date have been stronger than

Semi-Annual Report    5

Letter to Shareholders,

Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

   Chart I | Interest-Bearing Investments as a Percentage of

                  Total Portfolio as of March 31, 2017

As of March 31st, the Fund portfolio included more than 100 bonds and hybrid securities.

earlier expected, particularly outside the United States. Investors try to evaluate potential policy actions by the U.S. Federal Reserve, Congress, the Trump administration, and the evolving governance of Europe and other key countries. For the most part, the political and macroeconomic issues remain open, but “globalization” as we have come to know it is being questioned in many corners of the world with uncertain consequences. Importantly, overall global consumer spending is growing, and most macro-economic indicators around the world have positively surprised in the early months of 2017. Corporate earnings reported for the March quarter are also generally surprising, positively.

The improvement in global economic growth expectations is supporting a rotation of investor preferences from more defensive debt and equity assets to more economically sensitive assets. The U.S. election in November initially added momentum to improving growth expectations, though it now appears that political gridlock will persist in Washington DC. The U.S. Federal Reserve has given signals that a faster pace of Federal funds target rate hikes is probable in 2017 and 2018, but most major central banks around the world continue to pursue very easy monetary conditions with the stated goal of creating more inflation. Offshore demand for U.S. dollar bonds remains strong. Yields available to investors in the U.S. bond market today are below the already low January 1, 2017 levels.

While low interest rates are good news for borrowers, they have negative consequences for conservative savers and income-seeking investors. Total reported taxable interest income of all U.S. households fell from $168 billion in 2009 to less than $94 billion in 2014, a five-year drop of $74 billion (negative 44%), according to Statistics of Income published by the Internal Revenue Service.

Investors must consider other options. Banks have aggressively reduced yields on deposits, and money market fund yields remain around ½ of 1%. A very large pool of investor dollars is looking for better returns elsewhere, but in sensible investments. We are optimistic that the types of income-producing investments owned by Thornburg Investment Income Builder Fund will experience sustainable popularity among investors as their intrinsic values for income production are recognized. A high percentage of investor funds belong to people over the age of 55, for whom income is an increasingly necessary and desirable attribute.

Thank you for being a shareholder of Thornburg Investment Income Builder Fund. Remember that you can review descriptions of many of the stocks in your portfolio at your leisure by going to our website, www.thornburg.com/iib. Best wishes for a wonderful summer!

Sincerely,

Brian McMahon	Jason Brady, CFA	Ben Kirby, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Chief Investment Officer and Managing Director	CEO, President, and Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6    Semi-Annual Report

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Semi-Annual Report    7

The Dividend Landscape

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio — A Historical Perspective

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.

Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process

The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.

Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

S&P 500 Index Payout Ratio

Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance” by Robert J. Shiller, through 1998 (uses reported earnings).

Percentage of Companies Paying Dividends in Russell 1000 Index

Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.

S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)

Source: Bloomberg and FactSet as of 12/31/16

Past performance does not guarantee future results.

8    Semi-Annual Report

The Dividend Landscape, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

The Top 100 Dividend Yields

	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Real Estate	39%	32%
Consumer Discretionary	17%	15%
Financials	11%	29%
Energy	11%	10%
Utilities	8%	3%
Industrials	4%	3%
Materials	4%	0%
Telecommunication Services	4%	3%
Information Technology	1%	1%
Consumer Staples	1%	2%
Health Care	0%	2%

Source: FactSet as of March 31, 2017.

Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe

Source: Bloomberg as of March 31, 2017.

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!

In the (large cap) Russell 1000 Index, 50% of the top 100 dividend payers are in the real estate and financials sectors. In the (small cap) Russell 2000 Index, 61% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.

Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.

Global Diversification Can Improve the Portfolio Yield

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.

Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Dividends are not guaranteed.

Semi-Annual Report    9

Performance Summary

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Share (Incep: 12/24/02)
Without sales charge	11.85%	2.89%	6.74%	5.40%	9.51%
With sales charge	6.81%	1.33%	5.76%	4.91%	9.16%
Class C Shares (Incep: 12/24/02)
Without sales charge	11.03%	2.15%	5.98%	4.69%	8.84%
With sales charge	10.03%	2.15%	5.98%	4.69%	8.84%
Class I Shares (Incep: 11/3/03)	12.20%	3.21%	7.07%	5.74%	8.75%
Class R3 Shares (Incep: 2/1/05)	11.51%	2.57%	6.41%	5.11%	7.11%
Class R4 Shares (Incep: 2/1/08)	11.56%	2.66%	6.53%	—	4.93%
Class R5 Shares (Incep: 2/1/07)	12.07%	3.08%	6.94%	5.64%	5.78%
Blended Index (Since 12/24/02)	11.06%	4.92%	7.70%	4.50%	7.44%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.39%; C shares, 2.14%; I shares, 1.07%; R3 shares, 1.80%; R4 shares, 1.69%; R5 shares, 1.28%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: C shares, 2.11%; R3 shares, 1.71%; R4 shares, 1.61%; R5 shares, 1.20%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

30-day SEC Yield as of 3/31/17 (A Shares): 2.89%

Glossary

The Bloomberg Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Blended index is composed of 25% Bloomberg Barclays U.S. Aggregate Bond Index and 75% MSCI World Index.

The FlNRA-Bloomberg Active High Yield U.S. Corporate Bond Index is comprised of the “active” (most frequently traded) fixed-coupon, high-yield bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

The FlNRA-Bloomberg Active Investment Grade U.S. Corporate Bond Index is comprised of the “active” (most frequently traded) fixed-coupon, investment-grade bonds represented by FINRA TRACE, FINRA’s transaction reporting facility that disseminates all over-the-counter secondary market transactions in these public bonds.

The MSCI country indices are free float-adjusted market capitalization indices that are designed to measure equity market performance in that specific country in U.S. dollars.

The MSCI World Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index including approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Source: Frank Russell Company.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Effective Duration – A bond’s sensitivity to interest rates, incorporating the embedded option features, such as call provisions. Bonds with longer durations experience greater price volatility than bonds with shorter durations.

Yield Spread – The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another.

10    Semi-Annual Report

Fund Summary

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund may invest in any domestic or foreign equity or debt security which Thornburg Investment Management believes may assist the Fund in pursuing its investment goals, although the Fund expects that equity securities in its portfolio will normally be weighted in favor of companies that pay dividends or other current income.

PORTFOLIO COMPOSITION

TOP TEN EQUITY HOLDINGS

China Mobile Ltd.	4.3%
Atlantia S.p.A.	3.1%
JPMorgan Chase & Co.	2.9%
CME Group, Inc.	2.8%
Royal Dutch Shell plc ADR	2.7%
Orange SA	2.7%
Roche Holding AG	2.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.1%
BT Group plc	2.0%
Novartis AG	2.0%

SECTOR EXPOSURE

(percent of equity holdings)

Financials	26.3%
Telecommunication Services	20.7%
Industrials	9.3%
Consumer Staples	8.7%
Energy	8.3%
Health Care	7.9%
Consumer Discretionary	7.1%
Information Technology	4.2%
Real Estate	3.2%
Utilities	2.6%
Materials	1.7%
Other	0.1%

COUNTRY EXPOSURE*

(percent of Fund)

United States	38.6%
Switzerland	11.0%
Netherlands	8.7%
France	8.0%
Italy	5.2%
United Kingdom	5.0%
China	4.5%
Taiwan	2.6%
Germany	2.3%
Singapore	2.1%
Norway	1.5%
Canada	1.3%
South Korea	1.2%
Hong Kong	1.2%
Spain	1.1%
Australia	0.6%
South Africa	0.6%
Russia	0.6%
Thailand	0.4%
Jamaica	0.4%
Brazil	0.4%
Cayman Islands	0.3%
Luxembourg	0.3%
Ireland	0.1%
Chile	0.1%
Japan	0.1%
Trinidad and Tobago**	0.0%
Panama**	0.0%
Other Assets Less Liabilities	2.0%

*	The country assignment of each holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.
**	Country percentage was less than 0.1%.

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    11

Fund Summary, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

QUARTERLY DIVIDEND HISTORY, CLASS A

YEAR	Q1		Q2		Q3		Q4		TOTAL
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2005	11.0	¢	13.6	¢	17.4	¢	29.0	¢	71.0	¢
2006	12.5	¢	16.0	¢	19.2	¢	33.0	¢	80.7	¢
2007	14.2	¢	18.5	¢	21.5	¢	36.8	¢	91.0	¢
2008	17.9	¢	21.8	¢	26.0	¢	36.8	¢	102.4	¢
2009	18.0	¢	24.2	¢	28.0	¢	34.5	¢	104.7	¢
2010	19.8	¢	25.0	¢	32.0	¢	36.0	¢	112.8	¢
2011	21.0	¢	26.0	¢	32.0	¢	37.5	¢	116.5	¢
2012	21.5	¢	26.0	¢	28.5	¢	36.0	¢	112.0	¢
2013	21.5	¢	25.3	¢	25.0	¢	24.5	¢	96.3	¢
2014	22.5	¢	24.0	¢	27.0	¢	26.0	¢	99.5	¢
2015	16.5	¢	20.0	¢	20.0	¢	25.3	¢	81.8	¢
2016	17.0	¢	18.5	¢	19.5	¢	21.5	¢	76.5	¢
2017	17.0	¢

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

EVOLUTION OF INDUSTRY GROUP EXPOSURE

Top 10 industry groups quarter by quarter (percent of equity holdings)

As of 3/31/17

Telecommunication Services	20.7%
Diversified Financials	13.7%
Energy	8.3%
Pharma, Biotech & Life Sciences	7.9%
Banks	7.5%
Insurance	5.0%
Food & Staples Retailing	4.7%
Capital Goods	4.5%
Transportation	4.2%
Semiconductors & Equipment	4.2%

As of 9/30/16

Telecommunication Services	22.7%
Diversified Financials	15.9%
Energy	8.6%
Banks	7.8%
Pharma, Biotech & Life Sciences	7.4%
Transportation	4.5%
Capital Goods	4.5%
Retailing	4.4%
Semiconductors & Equipment	4.1%
Real Estate	3.1%

As of 12/31/16

Telecommunication Services	21.0%
Diversified Financials	16.9%
Energy	9.1%
Banks	8.1%
Pharma, Biotech & Life Sciences	7.1%
Transportation	4.4%
Capital Goods	4.2%
Food & Staples Retailing	4.1%
Semiconductors & Equipment	4.0%
Retailing	3.9%

As of 6/30/16

Telecommunication Services	23.0%
Diversified Financials	9.5%
Pharma, Biotech & Life Sciences	9.0%
Real Estate	8.7%
Banks	8.2%
Energy	6.9%
Retailing	4.8%
Transportation	4.3%
Semiconductors & Equipment	3.9%
Utilities	3.8%

12    Semi-Annual Report

Schedule of Investments

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 87.70%

AUTOMOBILES & COMPONENTS — 1.32%
Automobiles — 1.32%
Daimler AG	2,846,100	$210,106,349

		210,106,349

BANKS — 6.51%
Banks — 6.51%
DBS Group Holdings Ltd.	16,421,200	227,737,985
ING Groep N.V.	17,617,500	266,315,876
Intesa Sanpaolo S.p.A.	12,079,000	32,807,437
JPMorgan Chase & Co.	5,323,200	467,589,888
Liechtensteinische Landesbank AG	852,411	42,209,939

		1,036,661,125

CAPITAL GOODS — 3.96%
Aerospace & Defense — 0.68%
BAE Systems plc	13,559,800	109,154,837
Construction & Engineering — 2.12%
Bouygues SA	1,793,900	73,018,451
Ferrovial SA	3,178,900	63,619,848
Vinci S.A.	2,537,795	201,153,817
Industrial Conglomerates — 1.16%
Hopewell Holdings Ltd.	32,379,840	122,078,017
NWS Holdings Ltd.	34,000,000	62,036,930

		631,061,900

COMMERCIAL & PROFESSIONAL SERVICES — 0.49%
Professional Services — 0.49%
Wolters Kluwer N.V.	1,880,374	78,163,113

		78,163,113

CONSUMER SERVICES — 1.60%
Hotels, Restaurants & Leisure — 1.60%
Las Vegas Sands Corp.	3,885,000	221,716,950
TUI AG	2,333,000	32,267,862

		253,984,812

DIVERSIFIED FINANCIALS — 12.05%
Capital Markets — 7.93%
[a] Apollo Investment Corp.	24,800,000	162,688,000
Ares Capital Corp.	15,285,900	265,668,942
CME Group, Inc.	3,800,000	451,440,000
GAM Holding AG	3,688,882	45,482,646
[a] Solar Capital Ltd.	4,607,900	104,184,619
UBS Group AG	14,605,325	233,737,693
Mortgage Real Estate Investment Trusts — 4.12%
Chimera Investment Corp.	5,265,000	106,247,700
[a] Invesco Mortgage Capital, Inc.	7,670,600	118,280,652
[a] MFA Financial, Inc.	33,520,151	270,842,820
Two Harbors Investment Corp.	16,698,600	160,139,574

		1,918,712,646

ENERGY — 7.20%
Oil, Gas & Consumable Fuels — 7.20%
Eni S.p.A.	10,288,800	168,482,979
[b,c] Malamute Energy, Inc.	12,439	130,609
ONEOK, Inc.	3,489,700	193,468,968
Royal Dutch Shell plc A Shares	1,189,380	31,234,063
Royal Dutch Shell plc ADR	7,450,000	392,838,500
Suncor Energy, Inc.	3,900,000	119,740,572

Semi-Annual Report    13

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
The Williams Companies, Inc.	2,657,000	$78,620,630
Total SA	3,193,100	161,514,383

		1,146,030,704

FOOD & STAPLES RETAILING — 4.13%
Food & Staples Retailing — 4.13%
CVS Health Corp.	2,710,000	212,735,000
Koninklijke Ahold Delhaize N.V.	5,474,247	117,148,908
Walgreens Boots Alliance, Inc.	3,595,906	298,639,993
Woolworths Ltd.	1,444,900	29,253,435

		657,777,336

FOOD, BEVERAGE & TOBACCO — 3.12%
Food Products — 1.92%
Nestle SA	3,972,300	304,768,387
Tobacco — 1.20%
KT&G Corp.	2,195,817	191,444,297

		496,212,684

HOUSEHOLD & PERSONAL PRODUCTS — 0.41%
Household Products — 0.41%
Reckitt Benckiser plc	719,900	65,717,027

		65,717,027

INSURANCE — 4.42%
Insurance — 4.42%
AXA S.A.	3,128,400	80,948,067
Gjensidige Forsikring ASA	1,810,476	27,580,334
Legal and General Group plc	23,968,500	74,264,548
Munich Re	300,000	58,695,325
NN Group NV	7,533,300	244,993,403
Swiss Re AG	600,000	53,881,096
Zurich Financial Services AG	610,000	162,845,305

		703,208,078

MATERIALS — 1.49%
Chemicals — 0.99%
LyondellBasell Industries NV	1,727,000	157,485,130
Metals & Mining — 0.50%
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	4,119,000	64,627,110
Mining and Metallurgical Co. Norilsk Nickel PJSC ADR	990,000	15,562,800

		237,675,040

MEDIA — 0.51%
Media — 0.51%
Vivendi S.A.	4,143,968	80,568,793

		80,568,793

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.99%
Pharmaceuticals — 6.99%
Merck & Co., Inc.	4,687,687	297,855,632
Novartis AG	4,278,400	317,575,041
Pfizer, Inc.	2,292,200	78,416,162
Roche Holding AG	1,640,300	418,897,559

		1,112,744,394

REAL ESTATE — 2.83%
Equity Real Estate Investment Trusts — 2.83%
Crown Castle International Corp.	2,020,000	190,789,000
Lamar Advertising Co.	1,658,220	123,935,363
[a] Washington REIT	4,325,000	135,286,000

		450,010,363

14     Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
RETAILING — 2.84%
Multiline Retail — 0.90%
Target Corp.	2,603,734	$143,700,079
Specialty Retail — 1.94%
The Home Depot, Inc.	2,104,800	309,047,784

		452,747,863

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.69%
Semiconductors & Semiconductor Equipment — 3.69%
Advanced Semiconductor Engineering, Inc.	62,862,954	80,281,436
Qualcomm, Inc.	2,929,200	167,960,328
Taiwan Semiconductor Manufacturing Co., Ltd.	54,341,000	338,483,942

		586,725,706

TELECOMMUNICATION SERVICES — 18.13%
Diversified Telecommunication Services — 12.03%
AT&T, Inc.	5,503,100	228,653,805
BT Group plc	80,279,884	320,054,164
CenturyLink, Inc.	6,370,000	150,140,900
Jasmine Broadband Internet Infrastructure Fund	183,724,000	62,021,052
Koninklijke KPN N.V.	86,168,500	259,502,973
Orange SA	27,211,900	422,816,846
Singapore Telecommunications Ltd.	37,641,215	105,212,961
Swisscom AG	344,600	158,977,348
Telenor ASA	12,500,200	208,040,644
Wireless Telecommunication Services — 6.10%
China Mobile Ltd.	62,038,574	678,939,808
MTN Group Ltd.	10,663,810	96,970,824
Vodafone Group plc	75,109,324	195,831,479

		2,887,162,804

TRANSPORTATION — 3.74%
Transportation Infrastructure — 3.74%
Atlantia S.p.A.	19,236,102	496,609,890
China Merchants Holdings International Co. Ltd.	10,464,830	30,634,354
Sydney Airport	13,247,554	68,520,034

		595,764,278

UTILITIES — 2.27%
Electric Utilities — 1.93%
Electricite de France SA	25,287,083	212,896,606
Enel S.p.A.	8,700,200	40,967,974
Terna Rete Elettrica Nazionale S.p.A.	10,874,721	53,945,349
Multi-Utilities — 0.34%
[c] Innogy SE	757,713	28,602,689
National Grid plc	2,012,000	25,548,670

		361,961,288

TOTAL COMMON STOCK (Cost $12,546,634,890)		13,962,996,303

PREFERRED STOCK — 0.42%
BANKS — 0.14%
Banks — 0.14%
[d] First Tennessee Bank Pfd, 3.75%	12,000	8,520,000
GMAC Capital Trust I Pfd, 8.125%	517,056	13,148,734

		21,668,734

DIVERSIFIED FINANCIALS — 0.02%
Capital Markets — 0.02%
Morgan Stanley Pfd, 4.00%	120,000	2,833,200

		2,833,200

Semi-Annual Report    15

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
ENERGY — 0.08%
Oil, Gas & Consumable Fuels — 0.08%
[b,c] Crestwood Equity Partners LP	1,387,421	$13,549,831

		13,549,831

MISCELLANEOUS — 0.07%
U.S. Government Agencies — 0.07%
Farm Credit Bank of Texas Pfd, 10.00%	9,000	11,047,500

		11,047,500

TELECOMMUNICATION SERVICES — 0.11%
Wireless Telecommunication Services — 0.11%
[d] Centaur Funding Corp. Pfd, 9.08%	15,000	17,475,000

		17,475,000

TOTAL PREFERRED STOCK (Cost $65,860,932)		66,574,265

ASSET BACKED SECURITIES — 0.19%
COMMERCIAL MTG TRUST — 0.02%
Citigroup Commercial Mortgage Trust, Series 2004-HYB2 Class B1, 3.336%, 3/25/2034	$636,324	520,895
[d] Credit Suisse Mortgage Trust, Series 2016-BDWN Class E, 12.412%, 2/15/2029	2,000,000	2,009,991

		2,530,886

OTHER ASSET BACKED — 0.07%
[d] Fairway Outdoor Funding, LLC, Series 2012-1 Class B, 8.835%, 10/15/2042	7,000,000	7,129,002
[d] JPR Royalty, LLC, 10.50%, 9/1/2020	5,000,000	2,500,000
[b,d] Northwind Holdings, LLC, Series 2007-1A Class A1 Floating Rate Note, 1.622%, 12/1/2037	2,143,750	1,995,831

		11,624,833

RESIDENTIAL MTG TRUST — 0.10%
Bear Stearns ARM Mortgage, Series 2003-6 Class 2B-1, 2.905%, 8/25/2033	141,839	108,811
FBR Securitization Trust, Series 2005-2 Class M1, 1.702%, 9/25/2035	8,771,267	8,771,148
Merrill Lynch Mortgage Investors Trust, Series 2004-A4 Class M1, 2.855%, 8/25/2034	4,669,156	4,271,046
Morgan Stanley Capital, Inc., Series 2005-HE7 Class A2C, 1.302%, 11/25/2035	2,517,964	2,519,757

		15,670,762

TOTAL ASSET BACKED SECURITIES (Cost $30,841,627)		29,826,481

CORPORATE BONDS — 8.48%
AUTOMOBILES & COMPONENTS — 0.03%
Auto Components — 0.03%
[d,e] Nexteer Automotive Group Ltd., 5.875%, 11/15/2021	4,300,000	4,461,250

		4,461,250

BANKS — 0.08%
Banks — 0.08%
[d,e] Groupe BPCE, 12.50%, 8/29/2049	10,211,000	12,329,782

		12,329,782

CAPITAL GOODS — 0.21%
Aerospace & Defense — 0.06%
[d] CBC Ammo, LLC, 7.25%, 11/15/2021	9,265,000	9,218,675
Construction & Engineering — 0.10%
[d] Zachry Holdings, Inc., 7.50%, 2/1/2020	15,420,000	15,882,600
Machinery — 0.05%
Mueller Industries, Inc., 6.00%, 3/1/2027	7,679,000	7,621,407

		32,722,682

COMMERCIAL & PROFESSIONAL SERVICES — 0.01%
Commercial Services & Supplies — 0.01%
RR Donnelley, 7.625%, 6/15/2020	1,697,000	1,820,033

		1,820,033

16    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
CONSUMER SERVICES — 0.28%
Diversified Consumer Services — 0.28%
[b,d] Laureate Education, Inc., 9.25%, 9/1/2019	$43,176,000	$44,039,520

		44,039,520

DIVERSIFIED FINANCIALS — 0.52%
Capital Markets — 0.01%
[d] Morgan Stanley (BRL), 10.09%, 5/3/2017	4,560,000	1,453,677
Consumer Finance — 0.07%
First Cash Financial Services, Inc., 6.75%, 4/1/2021	10,395,000	10,836,787
Diversified Financial Services — 0.44%
Bank of America Corp. (BRL), 10.75%, 8/20/2018	5,000,000	1,639,686
[d,e] CFG Holdings Ltd./CFG Finance, LLC, 11.50%, 11/15/2019	30,634,000	31,093,510
[d,e] Genpact Luxembourg S.a.r.l., 3.70%, 4/1/2022	12,000,000	12,069,552
JPMorgan Chase & Co., 7.90%, 12/29/2049	15,000,000	15,543,750
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	5,000,000	5,662,305
[d] TMX Finance, LLC/Titlemax Finance, 8.50%, 9/15/2018	5,385,000	4,954,200

		83,253,467

ENERGY — 2.36%
Energy Equipment & Services — 0.06%
[d] Enviva Partners, LP, 8.50%, 11/1/2021	7,500,000	7,950,000
[c,d,e,f] Schahin II Finance Co. (SPV) Ltd., 5.875%, 9/25/2023	11,640,133	1,338,616
Oil, Gas & Consumable Fuels — 2.30%
[d] Citgo Petroleum Corp., 6.25%, 8/15/2022	27,000,000	27,337,500
[d] DCP Midstream, LLC, 9.75%, 3/15/2019	5,000,000	5,612,500
Enbridge Energy Partners LP, 9.875%, 3/1/2019	9,750,000	11,090,245
Energy Transfer Partners LP, 4.052%, 11/1/2066	13,820,000	11,677,900
Enterprise Products Operating LP, 7.034%, 1/15/2068	14,480,000	14,999,832
[d,e] Gaz Capital SA, 8.146%, 4/11/2018	2,000,000	2,116,192
HollyFrontier Corp., 5.875%, 4/1/2026	25,000,000	26,542,950
Kinder Morgan Energy Partners LP, 9.00%, 2/1/2019	8,000,000	8,948,920
Kinder Morgan Energy Partners LP, 5.00%, 3/1/2043	10,000,000	9,491,980
Kinder Morgan Energy Partners LP, 5.80%, 3/15/2035	10,000,000	10,472,080
Kinder Morgan, Inc., 5.30%, 12/1/2034	23,630,000	23,714,430
Kinder Morgan, Inc., 5.55%, 6/1/2045	5,000,000	5,108,740
[b,c,d,f] Linc Energy, 12.50%, 10/31/2017	22,791,000	228
[b,c,d,f] Linc Energy, 9.625%, 10/31/2017	16,148,704	670,171
NuStar Logistics LP, 8.15%, 4/15/2018	18,000,000	18,990,000
[d,e] Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/1/2023	19,146,870	7,084,342
ONEOK Partners LP, 8.625%, 3/1/2019	8,000,000	8,910,960
[d,e] Petro Co., Trinidad Tobago Ltd., 9.75%, 8/14/2019	4,000,000	4,224,000
[c,f] RAAM Global Energy Co., 12.50%, 10/1/2015	15,000,000	225,000
Summit Midstream Holdings, LLC, 5.50%, 8/15/2022	8,172,000	8,172,000
Teppco Partners LP, 7.00%, 6/1/2067	7,000,000	6,475,000
The Williams Companies, Inc., 3.70%, 1/15/2023	29,129,000	28,619,242
The Williams Companies, Inc., 4.55%, 6/24/2024	69,318,000	69,837,885
The Williams Companies, Inc., 5.75%, 6/24/2044	14,198,000	14,268,990
Transcontinental Gas Pipe Line Co., LLC, 7.85%, 2/1/2026	32,700,000	41,988,206

		375,867,909

FOOD & STAPLES RETAILING — 0.05%
Food & Staples Retailing — 0.05%
[d] C&S Group Enterprises, LLC, 5.375%, 7/15/2022	7,860,000	7,761,750

		7,761,750

FOOD, BEVERAGE & TOBACCO — 0.18%
Beverages — 0.04%
Ambev International Finance Co., Ltd. (BRL), 9.50%, 7/24/2017	21,669,000	6,804,008
Food Products — 0.04%
[d,e] BRF S.A., 4.75%, 5/22/2024	6,000,000	5,784,000

Semi-Annual Report    17

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Tobacco — 0.10%
[d] Vector Group Ltd., 6.125%, 2/1/2025	$16,000,000	$16,340,000

		28,928,008

HOUSEHOLD & PERSONAL PRODUCTS — 0.05%
Household Products — 0.05%
[d] Energizer Holdings, Inc., 5.50%, 6/15/2025	7,500,000	7,650,000

		7,650,000

INSURANCE — 0.97%
Insurance — 0.97%
[d,e] Dai Ichi Mutual Life Insurance Co., Ltd., 7.25%, 12/29/2049	9,000,000	10,300,500
ELM B.V. (AUD), 7.635%, 12/29/2049	10,500,000	8,050,042
ELM B.V. (AUD), 3.185%, 4/29/2049	8,000,000	6,094,640
Genworth Holdings, Inc., 4.90%, 8/15/2023	24,020,000	19,996,650
Hartford Financial Services Group, 8.125%, 6/15/2068	9,650,000	10,277,250
[d] MetLife, Inc., 9.25%, 4/8/2038	12,000,000	16,575,000
MetLife, Inc., 6.817%, 8/15/2018	4,000,000	4,264,384
[d] National Life Insurance of Vermont, 10.50%, 9/15/2039	2,000,000	3,058,708
[d,e] QBE Insurance Group Ltd., 7.50%, 11/24/2043	40,000,000	45,400,000
[d,e] Sirius International Group, 7.506%, 5/29/2049	28,590,000	29,161,800
[d] ZFS Finance USA Trust V, 6.50%, 5/9/2067	1,260,000	1,258,425

		154,437,399

MATERIALS — 0.44%
Chemicals — 0.16%
[d,e] Consolidated Energy Finance S.A., 6.75%, 10/15/2019	11,000,000	11,082,500
[d,e] Kissner Group Holdings, 8.375%, 12/1/2022	14,520,000	14,955,600
Construction Materials — 0.18%
[d,e] Cimpor Financial Operations B.V., 5.75%, 7/17/2024	17,985,000	15,871,762
CRH America, Inc., 8.125%, 7/15/2018	12,000,000	12,942,168
Metals & Mining — 0.10%
[d] International Wire Group, Inc., 10.75%, 8/1/2021	15,780,000	15,346,050

		70,198,080

MEDIA — 0.39%
Media — 0.39%
Comcast Cable Communications, LLC, 8.875%, 5/1/2017	5,000,000	5,027,245
[d] EMI Music Publishing Ltd., 7.625%, 6/15/2024	5,000,000	5,450,000
[d,e] Mood Media Corp., 9.25%, 10/15/2020	18,445,000	12,634,825
[d,e] SFR Group SA, 7.375%, 5/1/2026	23,480,000	24,184,400
Time Warner Cable, Inc., 8.75%, 2/14/2019	14,000,000	15,649,396

		62,945,866

REAL ESTATE — 0.14%
Real Estate Management & Development — 0.14%
[d,e] Avison Young (Canada), Inc., 9.50%, 12/15/2021	22,000,000	21,670,000

		21,670,000

SOFTWARE & SERVICES — 0.39%
Information Technology Services — 0.13%
[d] Alliance Data Systems Corp., 5.375%, 8/1/2022	10,000,000	10,075,000
Neustar, Inc., 4.50%, 1/15/2023	11,185,000	11,478,606
Internet Software & Services — 0.05%
[b,d] Yahoo!, Inc., 6.65%, 8/10/2026	6,694,596	7,303,805
Software — 0.21%
[d] Solera Capital, LLC, 10.50%, 3/1/2024	29,200,000	33,361,000

		62,218,411

18    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
TECHNOLOGY HARDWARE & EQUIPMENT — 0.04%
Electronic Equipment, Instruments & Components — 0.04%
[d] Harland Clarke Holdings, 8.375%, 8/15/2022	$6,500,000	$6,662,500

		6,662,500

TELECOMMUNICATION SERVICES — 1.63%
Diversified Telecommunication Services — 1.00%
[e] Deutsche Telekom International Finance BV, 8.75%, 6/15/2030	26,150,000	38,117,547
Qwest Corp., 6.75%, 12/1/2021	9,000,000	9,866,232
[e] Telefonica Emisiones SAU, 6.221%, 7/3/2017	2,770,000	2,800,470
[e] Telefonica Emisiones SAU, 7.045%, 6/20/2036	85,390,000	105,596,946
[c,d,e,f] Telemar Norte Leste SA, 0%, 10/23/2020	9,065,000	2,753,494
Wireless Telecommunication Services — 0.63%
[d,e] Digicel Ltd., 6.00%, 4/15/2021	67,037,000	60,919,874
[d,e] Millicom International Cellular S.A., 6.00%, 3/15/2025	28,423,000	29,133,575
[d,e] VimpelCom Holdings B.V., 7.504%, 3/1/2022	8,735,000	9,892,387

		259,080,525

TRANSPORTATION — 0.12%
Airlines — 0.12%
American Airlines Group, Inc., 4.95%, 7/15/2024	4,053,265	4,311,174
[d,e] Guanay Finance Ltd., 6.00%, 12/15/2020	11,983,742	12,298,315
US Airways, 6.25%, 10/22/2024	1,934,777	2,108,907

		18,718,396

UTILITIES — 0.59%
Electric Utilities — 0.35%
Arizona Public Service Co., 8.75%, 3/1/2019	6,500,000	7,324,167
[d,e] Enel Finance International S.A., 6.25%, 9/15/2017	40,000,000	40,801,520
Entergy Gulf States Louisiana, LLC, 6.00%, 5/1/2018	8,000,000	8,359,872
[d] Great River Energy, 5.829%, 7/1/2017	249,461	250,791
Multi-Utilities — 0.24%
Ameren Illinois Co., 9.75%, 11/15/2018	5,000,000	5,617,510
[d] Enable Oklahoma Intrastate Transmission, LLC, 6.25%, 3/15/2020	2,500,000	2,672,580
NiSource Finance Corp., 6.40%, 3/15/2018	20,000,000	20,860,000
Sempra Energy, 9.80%, 2/15/2019	7,750,000	8,839,596

		94,726,036

TOTAL CORPORATE BONDS (Cost $1,257,842,364)		1,349,491,614

MUNICIPAL BONDS — 0.02%
San Bernardino County California Redevelopment Agency (San Sevaine), 8.45%, 9/1/2030	2,555,000	2,916,354

TOTAL MUNICIPAL BONDS (Cost $2,508,464)		2,916,354

OTHER GOVERNMENT — 0.04%
Federative Republic of Brazil (BRL), 12.50%, 1/5/2022	20,000,000	7,027,407

TOTAL OTHER GOVERNMENT (Cost $12,765,645)		7,027,407

LOAN PARTICIPATIONS — 1.15%
COMMERCIAL & PROFESSIONAL SERVICES — 0.05%
Professional Services — 0.05%
RGIS Services, LLC, 7.50%, 3/24/2023	7,387,750	7,350,811
CONSUMER SERVICES — 0.18%
Hotels, Restaurants & Leisure — 0.04%
Cheddar’s Scratch Kitchen, 10.75%, 12/20/2022	6,000,000	6,030,000
Diversified Consumer Services — 0.14%
Laureate Education, Inc., 8.51%, 3/17/2021	23,055,200	23,228,114
ENERGY — 0.00%
Oil, Gas & Consumable Fuels — 0.00%
[b] Malamute Energy, Inc., 1.15%, 11/22/2022	210,241	210,241

Semi-Annual Report    19

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
FOOD, BEVERAGE & TOBACCO — 0.04%
Tobacco — 0.04%
[b] North Atlantic Holding Co., Inc., 7.15%, 5/9/2022	$7,000,000	$6,930,000
INDUSTRIALS — 0.10%
Construction & Engineering — 0.10%
ABG Intermediate Holdings (2), LLC, 9.65%, 5/27/2022	15,710,047	15,827,872
MEDIA — 0.05%
Media — 0.05%
[e] Mood Media Corp., 7.15%, 5/1/2019	8,340,758	8,254,765
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 0.14%
Pharmaceuticals — 0.14%
[b,e] Concordia Healthcare Corp., 9.50%, 10/21/2017	33,610,960	21,847,124
RETAILING — 0.19%
Specialty Retail — 0.19%
Redbox Automated Retail, LLC, 8.50%, 9/27/2021	30,625,000	30,586,719
SOFTWARE & SERVICES — 0.17%
Information Technology Services — 0.17%
Neustar, Inc., 4.03%, 1/22/2019	26,726,700	26,593,067
TECHNOLOGY HARDWARE & EQUIPMENT — 0.12%
Technology, Hardware, Storage & Peripherals — 0.12%
Harland Clarke Holdings Corp., 7.15%, 12/31/2021	18,304,516	18,450,952
TRANSPORTATION — 0.11%
Airlines — 0.11%
[b,c,d,e,f] OS Two, LLC, 12.00%, 12/15/2020	4,617,946	3,551,200
[b,d] WU Finance I, LLC, 7.20%, 08/17/2025	14,325,217	14,038,713

TOTAL LOAN PARTICIPATIONS (Cost $192,730,729)		182,899,578

SHORT TERM INVESTMENTS — 1.24%
[a] Thornburg Capital Management Fund	19,720,259	197,202,593

TOTAL SHORT TERM INVESTMENTS (Cost $197,202,593)		197,202,593

TOTAL INVESTMENTS — 99.24% (Cost $14,306,387,244)		$15,798,934,595
OTHER ASSETS LESS LIABILITIES — 0.76%		121,638,150

NET ASSETS — 100.00%		$15,920,572,745

Footnote Legend

a	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Apollo Investment Corp.	24,800,000	—	—	24,800,000	$162,688,000	$5,208,000	$—
Dynex Capital, Inc.*	3,562,668	—	3,562,668			1,178,460	(8,519,533)
Invesco Mortgage Capital, Inc.	13,839,800	—	6,169,200	7,670,600	118,280,652	8,498,533	(9,947,559)
MFA Financial, Inc.	33,520,151	—	—	33,520,151	270,842,820	13,408,060	—
Solar Capital Ltd.	4,607,900	—	—	4,607,900	104,184,619	3,686,320	—
Thornburg Capital Management Fund	23,399,287	146,491,870	150,170,898	19,720,259	197,202,593	695,909	—
Two Harbors Investment Corp*	23,875,000	—	7,176,400			9,577,092	(14,023,907)
Washington REIT	5,300,000	—	975,000	4,325,000	135,286,000	2,021,250	2,895,079

Total non-controlled affiliated issuers - 6.21% of net assets					$988,484,684	$44,273,624	$(29,595,920)

*	Issuers not affiliated at March 31, 2017.

20    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2017, the aggregate value of these securities in the Fund’s portfolio was $729,666,213, representing 4.58% of the Fund’s net assets.
e	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
f	Bond in default.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
AUD	Denominated in Australian Dollars
BRL	Denominated in Brazilian Real
CHL	Denominated in Chilean Peso
MFA	Mortgage Finance Authority
MTN	Medium-Term Note
Pfd	Preferred Stock
REIT	Real Estate Investment Trust
SPV	Special Purpose Vehicle

See notes to financial statements.

Semi-Annual Report    21

Statement of Assets and Liabilities

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $13,216,356,478)	$14,810,449,911
Non-controlled affiliated issuers (cost $1,090,030,766)	988,484,684
Cash	2,522,076
Receivable for investments sold	92,771,664
Receivable for fund shares sold	33,772,835
Unrealized appreciation on forward currency contracts (Note 7)	3,461,272
Dividends receivable	56,105,335
Dividend and interest reclaim receivable	32,554,084
Interest receivable	26,234,137
Prepaid expenses and other assets	139,853

Total Assets	16,046,495,851

LIABILITIES
Payable for investments purchased	26,963,518
Payable for fund shares redeemed	29,598,379
Unrealized depreciation on forward currency contracts (Note 7)	38,388,248
Payable to investment advisor and other affiliates (Note 4)	15,342,239
Deferred taxes payable (Note 2)	1,283,194
Accounts payable and accrued expenses	7,319,625
Dividends payable	7,027,903

Total Liabilities	125,923,106

NET ASSETS	$15,920,572,745

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(13,842,534)
Net unrealized appreciation on investments	1,455,857,828
Accumulated net realized gain (loss)	(788,628,217)
Net capital paid in on shares of beneficial interest	15,267,185,668

$15,920,572,745

22    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($3,465,919,414 applicable to 168,945,662 shares of beneficial interest outstanding - Note 5)	$20.52
Maximum sales charge, 4.50% of offering price	0.97

Maximum offering price per share	$21.49

Class C Shares:
Net asset value and offering price per share* ($4,936,947,992 applicable to 240,832,279 shares of beneficial interest outstanding - Note 5)	$20.50

Class I Shares:
Net asset value, offering and redemption price per share ($7,313,736,848 applicable to 353,961,229 shares of beneficial interest outstanding - Note 5)	$20.66

Class R3 Shares:
Net asset value, offering and redemption price per share ($75,252,883 applicable to 3,669,525 shares of beneficial interest outstanding - Note 5)	$20.51

Class R4 Shares:
Net asset value, offering and redemption price per share ($44,906,795 applicable to 2,186,160 shares of beneficial interest outstanding - Note 5)	$20.54

Class R5 Shares:
Net asset value, offering and redemption price per share ($83,808,813 applicable to 4,058,569 shares of beneficial interest outstanding - Note 5)	$20.65

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    23

Statement of Operations

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $20,815,383)	$254,538,387
Non-controlled affiliated issuers	44,273,624
Interest income (net of premium amortized of $548,492)	60,648,308

Total Income	359,460,319

EXPENSES
Investment advisory fees (Note 4)	54,724,896
Administration fees (Note 4)
Class A Shares	2,247,440
Class C Shares	3,170,344
Class I Shares	1,743,045
Class R3 Shares	47,218
Class R4 Shares	28,128
Class R5 Shares	21,060
Distribution and service fees (Note 4)
Class A Shares	4,482,447
Class C Shares	25,287,645
Class R3 Shares	188,294
Class R4 Shares	55,593
Transfer agent fees
Class A Shares	1,401,720
Class C Shares	1,945,860
Class I Shares	2,842,260
Class R3 Shares	83,627
Class R4 Shares	75,249
Class R5 Shares	108,461
Registration and filing fees
Class A Shares	27,909
Class C Shares	14,572
Class I Shares	49,618
Class R3 Shares	1,820
Class R4 Shares	8,033
Class R5 Shares	10,090
Custodian fees (Note 2)	1,619,950
Professional fees	255,650
Accounting fees (Note 4)	251,540
Trustee fees	353,925
Other expenses	1,083,832

Total Expenses	102,130,226
Less:
Expenses reimbursed by investment advisor (Note 4)	(997,378)

Net Expenses	101,132,848

Net Investment Income	$258,327,471

24    Semi-Annual Report

Statement of Operations, Continued

Thornburg Investment Income Builder Fund	Six Months Ended March 31, 2017

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuers (net of realized capital gain taxes paid of $153,169)	$43,814,953
Non-controlled affiliated issuers	(29,595,920)
Forward currency contracts (Note 7)	255,719,049
Foreign currency transactions	906,071

270,844,153

Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers (net of change in deferred taxes payable of $230,792)	369,470,886
Non-controlled affiliated issuers	(154,417)
Forward currency contracts (Note 7)	(58,848,044)
Foreign currency translations	(370,271)

310,098,154

Net Realized and Unrealized Gain	580,942,307

Net Increase in Net Assets Resulting from Operations	$839,269,778

See notes to financial statements.

Semi-Annual Report    25

Statements of Changes in Net Assets

Thornburg Investment Income Builder Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$258,327,471	$797,779,249
Net realized gain (loss) on investments, capital gain taxes, forward currency contracts, and foreign currency transactions	270,844,153	(918,976,358)
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	310,098,154	1,416,784,014

Net Increase (Decrease) in Net Assets Resulting from Operations	839,269,778	1,295,586,905

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(69,856,606)	(165,152,557)
Class C Shares	(81,135,655)	(194,621,516)
Class I Shares	(146,064,409)	(318,850,073)
Class R3 Shares	(1,352,879)	(3,068,837)
Class R4 Shares	(829,982)	(1,745,250)
Class R5 Shares	(1,716,715)	(3,692,411)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(433,875,116)	(621,247,635)
Class C Shares	(587,571,601)	(754,505,642)
Class I Shares	142,866,343	(797,345,150)
Class R3 Shares	(5,476,028)	(4,651,940)
Class R4 Shares	(2,590,455)	1,865,239
Class R5 Shares	(5,583,798)	4,254,268

Net Decrease in Net Assets	(353,917,123)	(1,563,174,599)

NET ASSETS
Beginning of Period	16,274,489,868	17,837,664,467

End of Period	$15,920,572,745	$16,274,489,868

Undistributed (distribution in excess of) net investment income	$(13,842,534)	$28,786,241

*	Unaudited.

See notes to financial statements.

26    Semi-Annual Report

Notes to Financial Statements

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without sales charge at the time of purchase, but bear a service fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest Income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repur-

Semi-Annual Report    27

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

chase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Unfunded Loan Commitments: The Fund has entered into a loan commitment with Malamute Energy, Inc., of which at March 31, 2017, $210,241 of the $621,950 par commitment had been funded. The maturity date is November 22, 2022.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$14,329,652,920

Gross unrealized appreciation on a tax basis	$413,011,656
Gross unrealized depreciation on a tax basis	(322,634,827)

Net unrealized appreciation (depreciation) on investments (tax basis)	$90,376,829

28    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to October 31, 2015 through September 30, 2016 of $68,712,311. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $662,713,179. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $226,181,345, (of which $219,602,120 are short-term and $6,579,225 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor ( the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s

Semi-Annual Report    29

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

30    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(b)
Assets
Investments in Securities*
Common Stock(a)	$13,962,996,303	$13,900,844,642	$62,021,052	$130,609
Preferred Stock(a)	66,574,265	15,981,934	37,042,500	13,549,831
Asset Backed Securities	29,826,481	—	27,830,650	1,995,831
Corporate Bonds	1,349,491,614	—	1,297,477,890	52,013,724
Municipal Bonds	2,916,354	—	2,916,354	—
Other Government	7,027,407	—	7,027,407	—
Loan Participations	182,899,578	—	136,322,300	46,577,278
Short Term Investments	197,202,593	197,202,593	—	—

Total Investments in Securities	$15,798,934,595	$14,114,029,169	$1,570,638,153	$114,267,273
Other Financial Instruments**
Forward Currency Contracts	$3,461,272	$—	$3,461,272	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$38,388,248	$—	$38,388,248	$—
Spot Currency	$103,535	$103,535	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	At March 31, 2017, industry classifications for Common Stock and Preferred Stock in Level 2 and Level 3 consist of $8,520,000 in Banks, $13,680,440 in Energy, $11,047,500 in Miscellaneous, and $79,496,052 in Telecommunication Services.
(b)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, unadjusted broker quotes were applied to $65,886,644 portfolio securities characterized as Level 3 investments at March 31, 2017. The following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments, where no unadjusted broker quotes were available at March 31, 2017:

	FAIR VALUE AT MARCH 31, 2017	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$130,609	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$10.50 (N/A)
Preferred Stock	13,549,831	Cost basis	Cost basis	$9.77 (N/A)
Asset-Backed Securities	1,995,831	Discounted cash flows	Third party vendor projection of discounted cash flows	4.40% - 5.40% (1.62%)
Corporate Bond	670,399	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$0.001-$4.15 (11.07%)
	7,303,805	Discounted cash flows	Discounted rate of cash flows	4.30%-5.30% (6.65%)
Loan Participations	6,930,000	Cost basis	Cost basis	$99.00 (N/A)
	17,589,913	Discounted cash flows	Third party vendor projection of discounted cash flows	9.00%-27.50% (10.25%)
	210,241	Discount to valuation	Fair valued by the Committee due to halt in trading and lack of information and liquidity	$100.00 (N/A)

Total	$48,380,629

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

Semi-Annual Report    31

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	PREFERRED STOCK	COMMON STOCK	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL(e)
Beginning Balance 9/30/2016	$—	$—	$2,237,813	$7,605,592	$18,137,761	$27,981,166
Accrued Discounts (Premiums)	—	—	7,096	616,998	70,465	694,559
Net Realized Gain (Loss)(a)	—	—	33,980	24,053	(972,700)	(914,667)
Gross Purchases	13,549,831	130,609	—	3,001,320	10,802,589	27,484,349
Gross Sales	—	—	(262,500)	(3,472,588)	(3,918,848)	(7,653,936)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	—	—	(20,558)	2,251,521	(11,447,045)	(9,216,082)
Transfers into Level 3(d)	—	—	—	41,986,828	33,905,056	75,891,884
Transfers out of Level 3(d)	—	—	—	—	—	—

Ending Balance 3/31/2017	$13,549,831	$130,609	$1,995,831	$52,013,724	$46,577,278	$114,267,273

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2017, which were valued using significant unobservable inputs, was $(10,105,331). This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the six months ended March 31, 2017.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the six months ended March 31, 2017. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.72% of total net assets at the six months ended March 31, 2017. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

NOTE 4 —  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $ 500 million	0.875%
Next $ 500 million	0.825
Next $ 500 million	0.775
Next $ 500 million	0.725
Over $ 2 billion	0.670

The Fund’s effective management fee for the period ended March 31, 2017 was 0.691% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $251,540 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $157,693 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $58,738 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I and R5 shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

32    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $916,120 for Class C shares, $31,849 for Class R3 shares, $31,935 for Class R4 shares, and $17,474 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 0.96%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had transactions with affiliated funds of $3,125,667 in purchases.

NOTE 5 –  SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	7,044,248	$140,642,710	19,832,477	$379,977,526
Shares issued to shareholders in reinvestment of dividends	3,207,291	64,705,855	8,070,888	153,998,830
Shares repurchased	(31,924,028)	(639,223,681)	(60,535,763)	(1,155,223,991)

Net increase (decrease)	(21,672,489)	$(433,875,116)	(32,632,398)	$(621,247,635)

Class C Shares
Shares sold	5,237,225	$104,685,460	18,917,018	$362,084,120
Shares issued to shareholders in reinvestment of dividends	3,523,003	70,988,434	8,898,237	169,695,424
Shares repurchased	(38,283,240)	(763,245,495)	(67,268,251)	(1,286,288,186)

Net increase (decrease)	(29,523,012)	$(587,571,601)	(39,452,996)	$(754,508,642)

Class I Shares
Shares sold	46,590,454	$939,469,546	72,402,003	$1,398,940,681
Shares issued to shareholders in reinvestment of dividends	6,258,988	127,197,802	14,573,749	280,115,894
Shares repurchased	(45,907,810)	(923,801,005)	(128,987,422)	(2,476,401,725)

Net increase (decrease)	6,941,632	$142,866,343	(42,011,670)	$(797,345,150)

Semi-Annual Report    33

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	327,264	$6,541,464	861,058	$16,544,230
Shares issued to shareholders in reinvestment of dividends	59,100	1,191,747	142,700	2,722,374
Shares repurchased	(662,149)	(13,209,239)	(1,245,253)	(23,918,544)

Net increase (decrease)	(275,785)	$(5,476,028)	(241,495)	$(4,651,940)

Class R4 Shares
Shares sold	256,959	$5,159,842	727,487	$14,065,623
Shares issued to shareholders in reinvestment of dividends	26,774	540,678	61,508	1,175,805
Shares repurchased	(413,080)	(8,290,975)	(692,777)	(13,376,189)

Net increase (decrease)	(129,347)	$(2,590,455)	96,218	$1,865,239

Class R5 Shares
Shares sold	555,055	$11,173,686	1,447,762	$27,879,490
Shares issued to shareholders in reinvestment of dividends	77,974	1,583,532	170,327	3,272,878
Shares repurchased	(911,171)	(18,341,016)	(1,393,727)	(26,898,100)

Net increase (decrease)	(278,142)	$(5,583,798)	224,362	$4,254,268

NOTE 6 –  INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) of $2,620,751,368 and $3,451,550,098, respectively.

NOTE 7 –  DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $5,271,874,559. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

34    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT PARTY*	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
South Korean Won	Buy	SSB	12,013,526,100	05/16/2017	10,748,255	$259,756	$—
South Korean Won	Buy	SSB	9,387,117,600	05/16/2017	8,398,461	84,288	—
South Korean Won	Buy	SSB	11,823,526,200	05/16/2017	10,578,266	77,799	—
South Korean Won	Sell	SSB	235,568,706,500	05/16/2017	210,758,482	—	(3,983,229)
Thai Baht	Sell	BBH	1,543,281,600	05/16/2017	44,895,383	—	(801,623)
Chinese Yuan Renminbi	Sell	SSB	5,542,696,600	04/28/2017	804,957,862	—	(2,665,087)
Euro	Sell	SSB	111,700,000	05/15/2017	119,383,377	—	(1,701,842)
Euro	Sell	SSB	2,350,441,200	05/15/2017	2,512,118,254	—	(8,169,740)
Great Britain Pound	Buy	SSB	107,366,700	04/10/2017	134,538,194	—	(774,985)
Great Britain Pound	Sell	SSB	709,091,000	04/10/2017	888,542,000	—	(12,098,433)
Swiss Franc	Sell	SSB	473,571,500	06/30/2017	475,266,892	2,781,532	—
Swiss Franc	Buy	SSB	445,871,900	04/03/2017	445,137,423	—	(2,682,493)
Swiss Franc	Sell	SSB	54,794,700	04/03/2017	54,704,438	257,897	—
Swiss Franc	Sell	SSB	47,930,100	04/03/2017	47,851,146	—	(246,140)
Swiss Franc	Sell	SSB	41,248,100	04/03/2017	41,180,153	—	(351,081)
Swiss Franc	Sell	SSB	301,899,000	04/03/2017	301,401,687	—	(4,913,595)

Total						$3,461,272	$(38,388,248)

Net unrealized appreciation (depreciation)							$(34,926,976)

*	Counterparties include State Street Bank and Trust Company (“SSB”) and Brown Brothers Harriman & Co. (“BBH”).

The outstanding forward currency contracts in the foregoing table which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. Outstanding forward currency contracts which were entered into with Brown Brothers Harriman & Co. (“BBH”) were entered into pursuant to a written agreement with BBH. In the event of a default or termination under the ISDA Master Agreement with SSB or the agreement with BBH, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB and the agreement with BBH does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Fund does not net its outstanding forward currency contracts for the purpose of disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017
ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$3,461,272

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(38,388,248)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s liabilities which is attributable to its outstanding forward currency contracts at March 31, 2017 is $34,125,353 attributable to the Fund’s contracts with SSB, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $801,623 attributable to the Fund’s contracts with

Semi-Annual Report    35

Notes to Financial Statements, Continued

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

BBH. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ 255,719,049	$ 255,719,049
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$ (58,848,044)	$ (58,848,044)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, high-yield risk, interest rate risk, prepayment risk, liquidity risk and real estate investment trust risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

36    Semi-Annual Report

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Semi-Annual Report    37

Financial Highlights

    Thornburg Investment Income Builder Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$19.82	0.33	0.76	1.09	(0.39)	—	(0.39)	$20.52	3.33	(d)	1.19	(d)	1.19	(d)	1.19	(d)	5.52	16.78	$3,465,919
2016(c)	$19.07	0.93	0.62	1.55	(0.80)	—	(0.80)	$19.82	4.82		1.18		1.18		1.18		8.35	42.81	$3,778,863
2015(c)	$21.38	0.85	(2.34)	(1.49)	(0.82)	—	(0.82)	$19.07	4.02		1.17		1.17		1.17		(7.27)	51.27	$4,257,943
2014(c)	$20.13	1.10	1.13	2.23	(0.98)	—	(0.98)	$21.38	5.21		1.18		1.18		1.18		11.19	38.81	$4,588,033
2013(c)	$18.90	1.03	1.27	2.30	(1.07)	—	(1.07)	$20.13	5.26		1.18		1.18		1.18		12.51	46.14	$4,281,060
2012(c)	$17.29	1.15	1.60	2.75	(1.14)	—	(1.14)	$18.90	6.32		1.20		1.20		1.20		16.26	40.96	$3,420,877
CLASS C SHARES
2017(b)	$19.81	0.26	0.75	1.01	(0.32)	—	(0.32)	$20.50	2.63	(d)	1.90	(d)	1.90	(d)	1.94	(d)	5.12	16.78	$4,936,948
2016	$19.06	0.79	0.62	1.41	(0.66)	—	(0.66)	$19.81	4.11		1.90		1.90		1.93		7.59	42.81	$5,356,153
2015	$21.37	0.70	(2.34)	(1.64)	(0.67)	—	(0.67)	$19.06	3.30		1.90		1.90		1.92		(7.93)	51.27	$5,906,206
2014	$20.13	0.94	1.13	2.07	(0.83)	—	(0.83)	$21.37	4.44		1.90		1.90		1.93		10.36	38.81	$6,266,270
2013	$18.89	0.89	1.28	2.17	(0.93)	—	(0.93)	$20.13	4.55		1.90		1.90		1.94		11.78	46.14	$5,160,706
2012	$17.29	1.02	1.59	2.61	(1.01)	—	(1.01)	$18.89	5.63		1.90		1.90		1.97		15.43	40.96	$4,051,242
CLASS I SHARES
2017(b)	$19.97	0.37	0.74	1.11	(0.42)	—	(0.42)	$20.66	3.69	(d)	0.87	(d)	0.87	(d)	0.87	(d)	5.60	16.78	$7,313,737
2016	$19.21	1.00	0.62	1.62	(0.86)	—	(0.86)	$19.97	5.15		0.86		0.86		0.86		8.71	42.81	$6,928,783
2015	$21.53	0.93	(2.35)	(1.42)	(0.90)	—	(0.90)	$19.21	4.35		0.85		0.85		0.85		(6.94)	51.27	$7,472,344
2014	$20.27	1.16	1.15	2.31	(1.05)	—	(1.05)	$21.53	5.45		0.86		0.86		0.86		11.54	38.81	$7,454,275
2013	$19.03	1.10	1.28	2.38	(1.14)	—	(1.14)	$20.27	5.58		0.85		0.85		0.85		12.94	46.14	$5,567,617
2012	$17.40	1.22	1.61	2.83	(1.20)	—	(1.20)	$19.03	6.67		0.89		0.89		0.89		16.61	40.96	$3,981,955
CLASS R3 SHARES
2017(b)	$19.82	0.30	0.75	1.05	(0.36)	—	(0.36)	$20.51	3.03	(d)	1.50	(d)	1.50	(d)	1.59	(d)	5.31	16.78	$75,253
2016	$19.07	0.87	0.62	1.49	(0.74)	—	(0.74)	$19.82	4.53		1.50		1.50		1.59		8.01	42.81	$78,188
2015	$21.37	0.78	(2.32)	(1.54)	(0.76)	—	(0.76)	$19.07	3.70		1.50		1.50		1.55		(7.52)	51.27	$79,834
2014	$20.13	1.03	1.12	2.15	(0.91)	—	(0.91)	$21.37	4.84		1.49		1.49		1.55		10.80	38.81	$83,670
2013	$18.89	0.97	1.28	2.25	(1.01)	—	(1.01)	$20.13	4.96		1.49		1.49		1.70		12.23	46.14	$61,334
2012	$17.28	1.10	1.60	2.70	(1.09)	—	(1.09)	$18.89	6.05		1.50		1.50		1.59		15.94	40.96	$47,023
CLASS R4 SHARES
2017(b)	$19.85	0.31	0.75	1.06	(0.37)	—	(0.37)	$20.54	3.14	(d)	1.40	(d)	1.40	(d)	1.48	(d)	5.36	16.78	$44,907
2016	$19.10	0.89	0.62	1.51	(0.76)	—	(0.76)	$19.85	4.63		1.40		1.40		1.48		8.12	42.81	$45,968
2015	$21.42	0.81	(2.35)	(1.54)	(0.78)	—	(0.78)	$19.10	3.81		1.40		1.40		1.46		(7.48)	51.27	$42,392
2014	$20.17	1.04	1.16	2.20	(0.95)	—	(0.95)	$21.42	4.88		1.35		1.35		1.40		11.00	38.81	$39,890
2013	$18.93	0.99	1.29	2.28	(1.04)	—	(1.04)	$20.17	5.05		1.37		1.37		1.41		12.35	46.14	$24,906
2012	$17.31	1.12	1.61	2.73	(1.11)	—	(1.11)	$18.93	6.14		1.39		1.39		1.53		16.10	40.96	$19,471
CLASS R5 SHARES
2017(b)	$19.95	0.35	0.76	1.11	(0.41)	—	(0.41)	$20.65	3.54	(d)	0.99	(d)	0.99	(d)	1.07	(d)	5.60	16.78	$83,809
2016	$19.20	0.98	0.62	1.60	(0.85)	—	(0.85)	$19.95	5.08		0.99		0.99		1.07		8.52	42.81	$86,535
2015	$21.52	0.90	(2.35)	(1.45)	(0.87)	—	(0.87)	$19.20	4.23		0.98		0.98		1.07		(7.06)	51.27	$78,945
2014	$20.26	1.10	1.19	2.29	(1.03)	—	(1.03)	$21.52	5.15		0.99		0.99		1.10		11.40	38.81	$64,748
2013	$19.01	1.07	1.30	2.37	(1.12)	—	(1.12)	$20.26	5.37		0.99		0.98		1.05		12.80	46.14	$39,985
2012	$17.40	1.21	1.58	2.79	(1.18)	—	(1.18)	$19.01	6.61		0.99		0.99		1.29		16.44	40.96	$14,914

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

38 Semi-Annual Report	Semi-Annual Report 39

Expense Example

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,055.18	$6.09
Hypothetical*	$1,000.00	$1,019.01	$5.98
CLASS C SHARES
Actual	$1,000.00	$1,051.17	$9.71
Hypothetical*	$1,000.00	$1,015.47	$9.54
CLASS I SHARES
Actual	$1,000.00	$1,056.03	$4.45
Hypothetical*	$1,000.00	$1,020.61	$4.37
CLASS R3 SHARES
Actual	$1,000.00	$1,053.13	$7.68
Hypothetical*	$1,000.00	$1,017.45	$7.55
CLASS R4 SHARES
Actual	$1,000.00	$1,053.65	$7.16
Hypothetical*	$1,000.00	$1,017.96	$7.04
CLASS R5 SHARES
Actual	$1,000.00	$1,055.96	$5.07
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.19%; C: 1.90%; I: 0.87%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40    Semi-Annual Report

Other Information

Thornburg Investment Income Builder Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    41

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

42    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    43

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1075

Semi-Annual Report March 31, 2017 THORNBURG GLOBAL OPPORTUNITIES FUND

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals. How we think

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results. How we invest

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point. How we’re structured

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH

FAR FROM THE HERD

ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Global Opportunities Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129

Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

April 20, 2017

Dear Fellow Shareholder:

This letter will highlight the results of Thornburg Global Opportunities Fund for the six-month period ended March 31, 2017. In addition, we will comment on the overall investment landscape. Recall that Thornburg Global Opportunities Fund seeks capital appreciation from a portfolio of typically 30–40 equity investments from around the world. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—gives us a durable framework for value-added investing.

The Fund’s total return for the six-month period ended March 31, 2017, was 13.10% (Class A shares without sales charge), outperforming the 8.18% return of the benchmark MSCI All Country World Index by almost five percentage points. The net asset value (NAV) per A share increased from $24.90 to $28.10. The Class A shares also paid dividend distributions amounting to 5.85 cents per share. The dividends per share for other share classes varied due to class-specific expenses.

Although six months is a very short measurement period, recent results extend the favorable performance that your Fund has seen over the long term. From its inception on July 28, 2006, through March 31, 2017, Thornburg Global Opportunities Fund has outperformed the MSCI All-Country World Index on average over 480 basis points (or 4.8%) per year, resulting in a total cumulative return since inception of 177% (for the A shares without sales charge) versus 72% for the index. As of March 2017, the Fund’s Class A and I shares are both rated five stars by Morningstar and rank in the top 1% of world stock funds for the time period starting August 2006. Additionally, we were pleased to be recognized last month by Investor’s Business Daily, which awarded Thornburg Global Opportunities Fund the No. 1 ranking among international funds based on its long-term record.1 Performance data for various measurement periods is included on page 7 of this report.

Markets rallied worldwide over the past six months, with all major bourses extending their gains from the second half of last year into early 2017. Underpinning this were a host of factors including favorable macroeconomic developments in many regions and accommodative monetary policy from major central banks. JPMorgan’s Chairman Jamie Dimon recently commented that the U.S. economic agenda has awoken the “animal spirits” of the markets and boosted confidence.2 From an industry perspective, nine of the eleven sectors of the MSCI All Country World Index delivered positive returns for the period ranging from 0.7% (consumer staples) to 18.3% (financials). The two sectors producing negative returns were real estate (-1.9%), and telecommunication services (-0.3%).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. If the sales charge had been deducted, returns would be lower. The total annual fund operating expense of Class A shares is 1.35%, as disclosed in the most recent prospectus.

Table I Morningstar World Stock Ratings and Rankings

as of March 31, 2017

		RATINGS
		OVERALL	3-YR	5-YR	10-YR
A Shares		5	5	5	4
I Shares		5	5	5	5
# of Funds		839	839	673	382

	RANKINGS
	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
A Shares	48%	5%	3%	3%	1%
I Shares	42%	4%	2%	2%	1%
# of Funds	1023	839	673	382	528

Percentile rankings are based on total returns, before sales charge. Source: Morningstar.

To determine a fund’s Morningstar Rating™, funds and other managed products with at least a three-year history are ranked in their categories by their Morningstar Risk-Adjusted Return scores. The top 10% receive 5 stars; the next 22.5%, 4 stars; the middle 35%, 3 stars; the next 22.5%, 2 stars; and the bottom 10% receive 1 star. The Risk-Adjusted Return accounts for variation in a managed product’s monthly excess performance (excluding sales charges), placing more emphasis on downward variations and rewarding consistent performance. Other share classes may have different performance characteristics. © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Table II | Total Return for Global Indices

IN U.S. DOLLAR TERMS	SIX-MONTHS ENDED MARCH 31, 2017
S&P 500 Index	10.12%
Nikkei 225 Index	5.65%
Euro Stoxx Index	12.14%

Source: Bloomberg.

1.	http://www.investors.com/best-mutual-fund-awards/best-mutual-funds-awards-by-category-international-stock/
2.	Animal spirits is the term economist John Maynard Keynes used in the 1930s to describe the emotions that guide human behavior.

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

During the semi-annual period, 17 stocks contributed at least 25 basis points (0.25%) to overall Fund results, while four subtracted at least 25 basis points. Contribution to overall Fund performance incorporates both position size and return. Significant positive contributors during the period included multi-national telecommunications provider Altice SA; Citigroup; Macau casino operator Galaxy Entertainment; fiber network operator Level 3 Communications; and T-Mobile U.S.

T-Mobile U.S. has been in the news recently regarding mergers and acquisitions (M&A) speculation. Thornburg Global Opportunities has benefitted periodically in the past from merger activity. For example, in October 2016, Level 3 Communications announced a tie-up with another U.S. telecom operator, CenturyLink, which boosted the Fund’s performance at that time. M&A activity has flourished over the past few years, which is attributable to a variety of factors including strong balance sheets, low financing costs, and benign credit market conditions. Investment bank Jeffries reports that the U.S. high yield market just recorded its largest weekly transaction volume of all time, totaling over $17 billion of issuance and spanning the spectrum of credit quality. Chinese bidders for large Western companies have also become a major factor in recent M&A.

We attempt to be diligent in considering both the risks and benefits of M&A activity. We try to align ourselves with management teams that have shown effective judgment in the past. Sometimes M&A deals or merely rumors can catalyze other transactions. In any case, other companies in our current portfolio (e.g. Altice and InterXion) have been covered by the media in conjunction with M&A possibilities.3 The M&A landscape could remain lively in 2017.

Chart I Largest M&A Transactions, Last 12 Months

(Acquiror / Target, $ billions)

Source: Bloomberg.

Detractors during the period under review were a diverse group including global drug maker Allergan PLC, Chinese internet leader Baidu, Brazilian food giant BRF SA, Spanish infrastructure operator Ferrovial SA, and U.S. real estate lessor VEREIT, Inc. None of these had a large impact on the overall Fund result.

Portfolio turnover this year has been light. Top sector weightings as of March 31, 2017, were consumer discretionary (20.1% portfolio weighting), information technology (15.6%), telecommunication services (14.3%), financials (13.5%), and industrials (13.4%). As of March 31, 2017, the one-year forward price-to-earnings multiples for the Fund’s holdings stand at 17.8x, vs. 16.4x for the MSCI All Country World Index. Relative to the index, the Fund is overweight firms based in China and Europe, and has no direct exposure to firms based in Japan. Firms based in emerging markets constitute about 13.4% of the Fund portfolio. Table III shows the Fund’s largest geographic weightings.

Table III Largest Geographic Weightings

COUNTRY	WEIGHTING AS OF MARCH 31, 2017
United States	44.2%
Netherlands	13.3%
United Kingdom	10.8%
China	8.0%
Spain	7.9%

As a percent of the equity holdings. Holdings are classified by country of risk, determined at the Fund advisor’s discretion.

Market Environment

On the macroeconomic front, global growth expectations have risen, supporting a rotation of investor preferences from more defensive assets toward more economically sensitive ones. Earnings estimates for the MSCI All Country World Index portfolio for 2017 were reduced throughout the first half of 2016; however, earnings expectations have recovered in most world markets in recent months. The U.S. election in November initially added fuel to budding growth expectations, though it now appears that political gridlock could persist in Washington DC. The U.S. Federal Reserve has signaled that a faster pace of Federal funds target interest rate hikes is probable in 2017 and 2018, although most major central banks continue to pursue easy monetary conditions. We are also following political elections and other developments in Europe this year with great interest.

Asset prices have been appreciating, and the opportunity set seems narrower today for value-oriented investors. We continue to urge fellow shareholders of the Fund to maintain a long-term investment perspective. Competing macroeconomic forces of fiscal restraint and monetary stimulus from governments

3.	See for example Bloomberg,” T-Mobile Rises on Report SoftBank Open to Sprint Combination.” https://www.bloomberg.com/news/articles/2017-02-17/t-mobile-rises-on-report-softbank-wants-to-discuss-sprint-deal

Semi-Annual Report    5

Letter to Shareholders, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

will affect business conditions and investor sentiment, likely producing periods of volatility in the markets. The strategy of Thornburg Global Opportunities Fund is based on fundamental analysis of individual businesses, not macroeconomic forecasts. This approach has served us well over the years.

Thank you for your support of Thornburg Global Opportunities Fund. Remember that you can review additional information about your portfolio at www.thornburg.com/global.

Best wishes for a great summer.

Sincerely,

Brian McMahon	W. Vinson Walden, CFA
Portfolio Manager	Portfolio Manager
Chief Investment Officer	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6    Semi-Annual Report

Performance Summary

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	10-YR	SINCE INCEP.
Class A Shares (Incep: 7/28/06)
Without sales charge	13.63%	8.58%	12.89%	7.38%	10.00%
With sales charge	8.52%	6.93%	11.85%	6.89%	9.53%
Class C Shares (Incep: 7/28/06)
Without sales charge	12.83%	7.76%	12.03%	6.57%	9.16%
With sales charge	11.83%	7.76%	12.03%	6.57%	9.16%
Class I Shares (Incep: 7/28/06)	14.05%	8.98%	13.35%	7.88%	10.51%
Class R3 Shares (Incep: 2/1/08)	13.48%	8.41%	12.76%	—	6.38%
Class R4 Shares (Incep: 2/1/08)	13.60%	8.51%	12.88%	—	6.47%
Class R5 Shares (Incep: 2/1/08)	14.06%	8.97%	13.34%	—	6.93%
MSCI All Country World Index (Since 7/28/06)	15.04%	5.08%	8.37%	4.00%	5.19%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, and R5 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.35%; C shares, 2.09%; I shares, 0.99%; R3 shares, 2.01%; R4 shares, 1.66%; and R5 shares, 1.07%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; and R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Thornburg Global Opportunities Fund’s I shares earned the Investor’s Business Daily Best Mutual Funds 2017 Award, ranking first among 438 International Stock funds for 10-year average annual total returns. The awards recognize top-notch funds that beat benchmark indices (MSCI EAFE Index for Thornburg Global Opportunities Fund) in each of the one-, three-, five-, and 10-year periods, through December 31, 2016.

Glossary

The MSCI All Country (AC) World Index is a market capitalization weighted index that is representative of the market structure of 46 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.

The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

Japan’s Nikkei 225 Stock Average is the leading index of Japanese stocks. It is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

The EURO STOXX 50 Index provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

P/E – Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the fund’s future performance.

Semi-Annual Report    7

Fund Summary

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts, and partnership interests. The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million. The Fund may also invest in debt obligations of any kind.

MARKET CAPITALIZATION EXPOSURE

ASSET STRUCTURE

TOP TEN EQUITY HOLDINGS

Level 3 Communications, Inc.	6.3%

Aena S.A.	5.4%

T-Mobile US, Inc.	5.3%

Altice N.V.	5.2%

Alphabet, Inc. Class A	4.6%

Barratt Developments plc	4.2%

Baidu, Inc. ADR	4.1%

Citigroup, Inc.	4.1%

Wynn Resorts, Ltd.	3.8%

Galaxy Entertainment Group Ltd.	3.5%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

SECTOR EXPOSURE

Consumer Discretionary	20.1%

Information Technology	15.6%

Telecommunication Services	14.3%

Financials	13.5%

Industrials	13.4%

Consumer Staples	6.3%

Materials	4.5%

Energy	3.0%

Health Care	1.9%

Real Estate	1.7%

Other Assets Less Liabilities	5.7%

TOP TEN INDUSTRY GROUPS

Telecommunication Services	14.3%

Transportation	11.3%

Software & Services	10.5%

Consumer Services	7.3%

Banks	6.5%

Food, Beverage & Tobacco	6.3%

Media	5.2%

Technology Hardware & Equipment	5.1%

Materials	4.5%

Consumer Durables & Apparel	4.2%

COUNTRY EXPOSURE*

(percent of equity holdings)

United States	44.2%

Netherlands	13.3%

United Kingdom	10.8%

China	8.0%

Spain	7.9%

Ireland	5.3%

India	2.9%

France	2.8%

South Korea	2.4%

Australia	1.5%

Switzerland	0.7%

Brazil	0.1%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

8    Semi-Annual Report

Schedule of Investments

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE

COMMON STOCK — 94.30%
AUTOMOBILES & COMPONENTS — 3.43%
Auto Components — 3.43%
Delphi Automotive plc	874,608	$70,397,198

		70,397,198

BANKS — 6.47%
Banks — 6.47%
Citigroup, Inc.	1,396,099	83,514,642
ING Groep N.V.	3,257,752	49,245,982

		132,760,624

CAPITAL GOODS — 2.04%
Construction & Engineering — 2.04%
Ferrovial SA	2,094,140	41,910,368

		41,910,368

CONSUMER DURABLES & APPAREL — 4.17%
Household Durables — 4.17%
Barratt Developments plc	12,495,145	85,555,520

		85,555,520

CONSUMER SERVICES — 7.34%
Hotels, Restaurants & Leisure — 7.34%
Galaxy Entertainment Group Ltd.	13,131,814	71,898,435
Wynn Resorts, Ltd.	687,295	78,770,880

		150,669,315

DIVERSIFIED FINANCIALS — 3.86%
Capital Markets — 0.68%
UBS Group AG	875,012	14,003,337
Consumer Finance — 3.18%
Capital One Financial Corp.	752,959	65,251,427

		79,254,764

ENERGY — 3.04%
Energy Equipment & Services — 0.29%
Helmerich & Payne, Inc.	88,323	5,879,662
Oil, Gas & Consumable Fuels — 2.75%	2,780,872	56,555,318

[a] Reliance Industries Ltd.		62,434,980

FOOD, BEVERAGE & TOBACCO — 6.32%
Food Products — 6.32%
BRF SA	179,116	2,209,055
Mondelez International, Inc.	1,633,895	70,388,197
The Kraft Heinz Co.	628,676	57,090,067

		129,687,319

HEALTH CARE EQUIPMENT & SERVICES — 0.31%
Health Care Providers & Services — 0.31%	95,880	6,319,451

[a] Express Scripts Holding Company		6,319,451

INSURANCE — 3.21%
Insurance — 3.21%
NN Group NV	2,023,563	65,809,086

		65,809,086

MATERIALS — 4.48%
Chemicals — 3.05%
CF Industries Holdings, Inc.	2,132,086	62,576,724
Metals & Mining — 1.43%
Mineral Resources Ltd.	3,581,222	29,412,566

		91,989,290

MEDIA — 5.16%
Media — 5.16%
[a] Altice N.V.	4,684,193	105,963,424

		105,963,424

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 1.63%
Pharmaceuticals — 1.63%
Allergan plc	140,340	33,530,033

		33,530,033

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
REAL ESTATE — 1.68%
Equity Real Estate Investment Trusts — 1.68%
Colony Northstar, Inc.	2,669,495	$34,463,180

		34,463,180

SOFTWARE & SERVICES — 10.47%
Information Technology Services — 1.77%
[a] InterXion Holding NV	918,302	36,328,027
Internet Software & Services — 8.70%
[a] Alphabet, Inc. Class A	111,727	94,722,151
[a] Baidu, Inc. ADR	486,264	83,890,265

		214,940,443

TECHNOLOGY HARDWARE & EQUIPMENT — 5.11%
Communications Equipment — 2.89%
[a] EchoStar Corp.	1,042,709	59,382,278
Technology, Hardware, Storage & Peripherals — 2.22%
Samsung Electronics Co. Ltd.	24,720	45,536,260

		104,918,538

TELECOMMUNICATION SERVICES — 14.26%
Diversified Telecommunication Services — 8.95%
[a] Level 3 Communications, Inc.	2,252,087	128,864,418
[a] SFR Group SA	1,742,121	54,806,998
Wireless Telecommunication Services — 5.31%
[a] T-Mobile US, Inc.	1,686,958	108,960,617

		292,632,033

TRANSPORTATION — 11.32%
Airlines — 5.90%	4,095,758	52,649,981
easyJet plc
[a] Ryanair Holdings plc ADR	826,432	68,577,327
Transportation Infrastructure — 5.42%
Aena S.A.	702,724	111,175,442

		232,402,750

TOTAL COMMON STOCK (Cost $1,537,812,017)		1,935,638,316

SHORT TERM INVESTMENTS — 5.73%
[b] Thornburg Capital Management Fund	11,763,679	117,636,793

TOTAL SHORT TERM INVESTMENTS (Cost $117,636,793)		117,636,793

TOTAL INVESTMENTS — 100.03% (Cost $1,655,448,810)		$2,053,275,109
LIABILITIES NET OF OTHER ASSETS — (0.03)%		(629,524)

NET ASSETS — 100.00%		$2,052,645,583

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/ PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/ PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	8,109,038	25,815,534	22,160,893	11,763,679	$117,636,793	$397,201	$—

Total non-controlled affiliated issuers - 5.73% of net assets					$117,636,793	$397,201	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg Global Opportunities Fund	March 31, 2017, (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $1,537,812,017)	$1,935,638,316
Non-controlled affiliated issuer (cost $117,636,793)	117,636,793
Cash denominated in foreign currency (cost $5)	5
Receivable for fund shares sold	9,350,343
Unrealized appreciation on forward currency contracts (Note 7)	1,993,418
Dividends receivable	2,097,462
Prepaid expenses and other assets	80,983

Total Assets	2,066,797,320

LIABILITIES
Payable for investments purchased	87,424
Payable for fund shares redeemed	7,726,680
Unrealized depreciation on forward currency contracts (Note 7)	2,082,877
Payable to investment advisor and other affiliates (Note 4)	1,886,710
Deferred taxes payable (Note 2)	1,683,300
Accounts payable and accrued expenses	684,746

Total Liabilities	14,151,737

NET ASSETS	$2,052,645,583

NET ASSETS CONSIST OF
Undistributed net investment income	$502,048
Net unrealized appreciation on investments	396,085,899
Accumulated net realized gain (loss)	(208,340,815)
Net capital paid in on shares of beneficial interest	1,864,398,451

$2,052,645,583

12    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Global Opportunities Fund	March 31, 2017, (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($394,301,468 applicable to 14,030,948 shares of beneficial interest outstanding - Note 5)	$28.10
Maximum sales charge, 4.50% of offering price	1.32

Maximum offering price per share	$29.42

Class C Shares:
Net asset value and offering price per share* ($359,554,883 applicable to 13,230,403 shares of beneficial interest outstanding - Note 5)	$27.18

Class I Shares:
Net asset value, offering and redemption price per share ($1,197,920,056 applicable to 42,524,185 shares of beneficial interest outstanding - Note 5)	$28.17

Class R3 Shares:
Net asset value, offering and redemption price per share ($10,896,518 applicable to 391,631 shares of beneficial interest outstanding - Note 5)	$27.82

Class R4 Shares:
Net asset value, offering and redemption price per share ($23,451,565 applicable to 842,241 shares of beneficial interest outstanding - Note 5)	$27.84

Class R5 Shares:
Net asset value, offering and redemption price per share ($66,521,093 applicable to 2,358,961 shares of beneficial interest outstanding - Note 5)	$28.20

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $111,519)	$17,320,763
Non-controlled affiliated issuer	397,201

Total Income	17,717,964

EXPENSES
Investment advisory fees (Note 4)	7,733,776
Administration fees (Note 4)
Class A Shares	259,951
Class C Shares	221,244
Class I Shares	265,259
Class R3 Shares	6,580
Class R4 Shares	14,008
Class R5 Shares	15,885
Distribution and service fees (Note 4)
Class A Shares	519,158
Class C Shares	1,766,993
Class R3 Shares	26,411
Class R4 Shares	28,017
Transfer agent fees
Class A Shares	283,525
Class C Shares	225,687
Class I Shares	567,998
Class R3 Shares	19,509
Class R4 Shares	38,605
Class R5 Shares	87,518
Registration and filing fees
Class A Shares	18,769
Class C Shares	13,354
Class I Shares	48,270
Class R3 Shares	7,783
Class R4 Shares	8,212
Class R5 Shares	8,798
Custodian fees (Note 2)	139,260
Professional fees	45,932
Accounting fees (Note 4)	34,010
Trustee fees	41,308
Other expenses	212,676

Total Expenses	12,658,496
Less:
Expenses reimbursed by investment advisor (Note 4)	(271,030)

Net Expenses	12,387,466

Net Investment Income	$5,330,498

14    Semi-Annual Report

Statement of Operations, Continued

Thornburg Global Opportunities Fund	Six Months Ended March 31, 2017 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$(14,320,414)
Forward currency contracts (Note 7)	27,382,999
Foreign currency transactions	(121,604)

12,940,981

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $ 1,683,300)	218,908,147
Forward currency contracts (Note 7)	1,023,665
Foreign currency translations	31,370

219,963,182

Net Realized and Unrealized Gain	232,904,163

Net Increase in Net Assets Resulting from Operations	$238,234,661

See notes to financial statements.

Semi-Annual Report    15

Statements of Changes in Net Assets

Thornburg Global Opportunities Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$5,330,498	$24,603,881
Net realized gain (loss) on investments, forward currency contracts, and foreign currency transactions	12,940,981	(152,227,669)
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	219,963,182	156,517,976

Net Increase (Decrease) in Net Assets Resulting from Operations	238,234,661	28,894,188

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(918,004)	(3,010,113)
Class C Shares	(156,914)	—
Class I Shares	(4,598,694)	(13,341,341)
Class R3 Shares	(19,940)	(36,643)
Class R4 Shares	(50,699)	(110,179)
Class R5 Shares	(270,665)	(1,174,656)
FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(98,393,088)	(110,083,884)
Class C Shares	(42,048,088)	(7,662,535)
Class I Shares	72,240,630	(293,034,015)
Class R3 Shares	(1,019,955)	1,433,669
Class R4 Shares	(687,633)	8,050,573
Class R5 Shares	(1,445,967)	(48,461,226)

Net Increase (Decrease) in Net Assets	160,865,644	(438,536,162)

NET ASSETS
Beginning of Period	1,891,779,939	2,330,316,101

End of Period	$2,052,645,583	$1,891,779,939

Undistributed net investment income	$502,048	$1,186,466

*	Unaudited.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Global Opportunities Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

The Fund currently offers six classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” and “Class R5”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase, but bear a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$1,655,781,963

Gross unrealized appreciation on a tax basis	$410,509,713
Gross unrealized depreciation on a tax basis	(13,016,568)

Net unrealized appreciation (depreciation) on investments (tax basis)	$397,493,145

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to December 31, 2015 through September 30, 2016 of $301,466. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $133,084,576. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

At March 31, 2017, the Fund had cumulative tax basis capital losses of $18,965,104, (of which $18,965,104 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire, but are required to be utilized to offset future gains prior to the utilization of losses generated prior to October 1, 2011.

At March 31, 2017, the Fund had tax basis capital losses of $65,016,060 generated prior to October 1, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards expire September 30, 2018.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$1,935,638,316	$1,935,638,316	$—	$—
Short Term Investments	117,636,793	117,636,793	—	—

Total Investments in Securities	$2,053,275,109	$2,053,275,109	$—	$—
Other Financial Instruments**
Forward Currency Contracts	$1,993,418	$—	$1,993,418	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(2,082,877)	$—	$(2,082,877)	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%
Next $500 million	0.825
Next $500 million	0.775
Next $500 million	0.725
Over $2 billion	0.675

The Fund’s effective management fee for the period ended March 31, 2017 was 0.802% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $34,010 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $20,752 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,426 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A, Class C, Class R3, and Class R4 shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

and R5 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R3 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R3 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares, and an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $149,259 for Class I shares, $26,163 for Class R3 shares, $27,384 for Class R4 shares, and $68,224 for Class R5 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 2.23%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,548,219	$40,847,954	8,325,065	$206,319,481
Shares issued to shareholders in reinvestment of dividends	32,274	851,742	110,072	2,763,766
Shares repurchased	(5,343,689)	(140,092,784)	(13,183,729)	(319,167,131)

Net increase (decrease)	(3,763,196)	$(98,393,088)	(4,748,592)	$(110,083,884)

Class C Shares
Shares sold	912,049	$23,422,105	4,803,724	$115,763,249
Shares issued to shareholders in reinvestment of dividends	5,507	140,551	—	—
Shares repurchased	(2,585,098)	(65,610,744)	(5,248,474)	(123,425,784)

Net increase (decrease)	(1,667,542)	$(42,048,088)	(444,750)	$(7,662,535)

Class I Shares
Shares sold	9,821,601	$263,013,467	18,934,040	$468,189,151
Shares issued to shareholders in reinvestment of dividends	147,035	3,934,986	471,633	11,765,280
Shares repurchased	(7,381,612)	(194,707,823)	(31,876,944)	(772,988,446)

Net increase (decrease)	2,587,024	$72,240,630	(12,471,271)	$(293,034,015)

22    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	54,445	$1,418,619	305,984	$7,356,605
Shares issued to shareholders in reinvestment of dividends	409	10,680	773	19,074
Shares repurchased	(94,886)	(2,449,254)	(244,734)	(5,942,010)

Net increase (decrease)	(40,032)	$(1,019,955)	62,023	$1,433,669

Class R4 Shares
Shares sold	282,889	$7,613,447	659,749	$16,156,222
Shares issued to shareholders in reinvestment of dividends	1,419	37,062	3,301	81,175
Shares repurchased	(309,973)	(8,338,142)	(339,232)	(8,186,824)

Net increase (decrease)	(25,665)	$(687,633)	323,818	$8,050,573

Class R5 Shares
Shares sold	328,072	$8,684,096	1,385,031	$34,352,393
Shares issued to shareholders in reinvestment of dividends	9,865	264,006	46,737	1,162,738
Shares repurchased	(390,135)	(10,394,069)	(3,446,732)	(83,976,357)

Net increase (decrease)	(52,198)	$(1,445,967)	(2,014,964)	$(48,461,226)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $276,445,205 and $358,949,853, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $569,860,908. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Australian Dollar	Buy	2,143,400	05/01/2017	1,636,765	$21,844	$—
Australian Dollar	Buy	2,211,400	05/01/2017	1,688,692	16,343	—
Australian Dollar	Buy	3,606,300	05/01/2017	2,753,879	—	(11,287)
Australian Dollar	Buy	3,758,500	05/01/2017	2,870,104	—	(29,508)
Australian Dollar	Sell	42,016,700	05/01/2017	32,085,219	—	(417,904)
Euro	Sell	377,156,500	05/15/2017	403,099,524	1,685,199	—
Great Britain Pound	Sell	11,918,000	04/10/2017	14,934,111	80,841	—
Great Britain Pound	Buy	22,065,900	04/10/2017	27,650,159	80,582	—
Great Britain Pound	Buy	8,199,500	04/10/2017	10,274,563	68,522	—
Great Britain Pound	Sell	14,123,500	04/10/2017	17,697,761	—	(66,690)
Great Britain Pound	Sell	18,971,500	04/10/2017	23,772,653	—	(245,717)
Great Britain Pound	Sell	67,645,800	04/10/2017	84,765,050	—	(1,154,165)
Swiss Franc	Sell	6,825,100	06/30/2017	6,849,534	40,087	—
Swiss Franc	Buy	7,070,100	04/03/2017	7,058,454	—	(42,536)
Swiss Franc	Sell	7,070,100	04/03/2017	7,058,454	—	(115,070)

Total					$1,993,418	$(2,082,877)

Net unrealized appreciation (depreciation)						$(89,459)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017

ASSET DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Assets - Unrealized appreciation on forward currency contracts	$ 1,993,418

LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE

Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(2,082,877)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $89,459. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

24    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 27,382,999	$ 27,382,999

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017

	TOTAL	FORWARD CURRENCY CONTRACTS

Foreign exchange contracts	$ 1,023,665	$ 1,023,665

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$24.90	0.06	3.20	3.26	(0.06)	—	(0.06)	$28.10	0.48	(e)	1.37	(e)	1.37	(e)	1.37	(e)	13.10	15.32	$394,301
2016(c)	$24.41	0.25	0.38	0.63	(0.14)	—	(0.14)	$24.90	1.02		1.35		1.35		1.35		2.57	37.11	$443,072
2015(c)	$23.74	(0.11)	0.78	0.67	—	—	—	$24.41	(0.42)		1.32		1.32		1.32		2.82	45.41	$550,327
2014(c)	$19.72	(0.03)	4.13	4.10	(0.08)	—	(0.08)	$23.74	(0.15)		1.41		1.41		1.41		20.85	60.29	$207,227
2013(c)	$15.97	0.11	3.79	3.90	(0.15)	—	(0.15)	$19.72	0.60		1.46		1.46		1.46		24.50	66.12	$96,855
2012(c)	$13.15	0.14	2.89	3.03	(0.21)	—	(0.21)	$15.97	0.94		1.49		1.49		1.49		23.22	66.07	$77,103
CLASS C SHARES
2017(b)	$24.13	(0.03)	3.09	3.06	(0.01)	—	(0.01)	$27.18	(0.27	)(e)	2.11	(e)	2.11	(e)	2.11	(e)	12.69	15.32	$359,555
2016	$23.70	0.07	0.36	0.43	—	—	—	$24.13	0.29		2.09		2.09		2.09		1.81	37.11	$359,426
2015	$23.23	(0.31)	0.78	0.47	—	—	—	$23.70	(1.20)		2.10		2.10		2.10		2.02	45.41	$363,615
2014	$19.38	(0.20)	4.07	3.87	(0.02)	—	(0.02)	$23.23	(0.92)		2.17		2.17		2.17		19.96	60.29	$143,506
2013	$15.69	(0.03)	3.72	3.69	—	—	—	$19.38	(0.18)		2.22		2.22		2.22		23.52	66.12	$87,808
2012	$12.98	0.02	2.84	2.86	(0.15)	—	(0.15)	$15.69	0.17		2.27		2.27		2.27		22.21	66.07	$76,738
CLASS I SHARES
2017(b)	$24.96	0.11	3.21	3.32	(0.11)	—	(0.11)	$28.17	0.84	(e)	0.99	(e)	0.99	(e)	1.02	(e)	13.34	15.32	$1,197,920
2016	$24.53	0.34	0.37	0.71	(0.28)	—	(0.28)	$24.96	1.39		0.99		0.99		0.99		2.91	37.11	$996,970
2015	$23.79	(0.02)	0.77	0.75	(0.01)	—	(0.01)	$24.53	(0.08)		0.97		0.97		0.98		3.17	45.41	$1,285,609
2014	$19.74	0. 06	4.15	4.21	(0.16)	—	(0.16)	$23.79	0.26		0.99		0.99		1.08		21.39	60.29	$453,511
2013	$16.06	0.19	3.80	3.99	(0.31)	—	(0.31)	$19.74	1.07		0.99		0.99		1.11		25.08	66.12	$249,283
2012	$13.20	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.06	1.44		0.99		0.99		1.21		23.82	66.07	$169,384
CLASS R3 SHARES
2017(b)	$24.66	0.04	3.17	3.21	(0.05)	—	(0.05)	$27.82	0.34	(e)	1.50	(e)	1.50	(e)	2.00	(e)	13.03	15.32	$10,897
2016	$24.18	0.20	0.38	0.58	(0.10)	—	(0.10)	$24.66	0.84		1.50		1.50		2.01		2.38	37.11	$10,645
2015	$23.55	(0.15)	0.78	0.63	—	—	—	$24.18	(0.58)		1.50		1.50		2.15		2.68	45.41	$8,936
2014	$19.55	(0.06)	4.11	4.05	(0.05)	—	(0.05)	$23.55	(0.26)		1.50		1.50		2.59		20.75	60.29	$2,182
2013	$15.91	0.11	3.74	3.85	(0.21)	—	(0.21)	$19.55	0.60		1.49		1.49		3.41		24.37	66.12	$1,653
2012	$13.11	0.11	2.90	3.01	(0.21)	—	(0.21)	$15.91	0.75		1.50		1.50		9.01	(d)	23.22	66.07	$894
CLASS R4 SHARES
2017(b)	$24.67	0.06	3.17	3.23	(0.06)	—	(0.06)	$27.84	0.43	(e)	1.40	(e)	1.40	(e)	1.64	(e)	13.10	15.32	$23,452
2016	$24.22	0.24	0.35	0.59	(0.14)	—	(0.14)	$24.67	0.98		1.40		1.40		1.66		2.45	37.11	$21,415
2015	$23.57	(0.13)	0.78	0.65	—	—	—	$24.22	(0.51)		1.40		1.40		1.76		2.76	45.41	$13,175
2014	$19.59	(0.03)	4.10	4.07	(0.09)	—	(0.09)	$23.57	(0.14)		1.40		1.40		2.23		20.82	60.29	$4,462
2013	$15.90	0.12	3.76	3.88	(0.19)	—	(0.19)	$19.59	0.68		1.40		1.40		2.76		24.57	66.12	$2,161
2012	$13.09	0.15	2.88	3.03	(0.22)	—	(0.22)	$15.90	1.05		1.40		1.40		3.72		23.36	66.07	$1,329
CLASS R5 SHARES
2017(b)	$24.99	0.11	3.21	3.32	(0.11)	—	(0.11)	$28.20	0.85	(e)	0.99	(e)	0.99	(e)	1.20	(e)	13.32	15.32	$66,521
2016	$24.55	0.34	0.37	0.71	(0.27)	—	(0.27)	$24.99	1.38		0.99		0.99		1.07		2.91	37.11	$60,252
2015	$23.81	(0.03)	0.78	0.75	(0.01)	—	(0.01)	$24.55	(0.11)		0.98		0.98		1.02		3.17	45.41	$108,654
2014	$19.76	0.06	4.15	4.21	(0.16)	—	(0.16)	$23.81	0.26		0.99		0.99		1.10		21.36	60.29	$74,212
2013	$16.07	0.18	3.82	4.00	(0.31)	—	(0.31)	$19.76	1.03		0.99		0.99		1.15		25.13	66.12	$49,023
2012	$13.21	0.21	2.90	3.11	(0.25)	—	(0.25)	$16.07	1.44		0.99		0.99		1.15		23.80	66.07	$50,327

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(e)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

Expense Example

Thornburg Global Opportunities Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,131.01	$7.29
Hypothetical*	$1,000.00	$1,018.09	$6.90
CLASS C SHARES
Actual	$1,000.00	$1,126.90	$11.19
Hypothetical*	$1,000.00	$1,014.41	$10.60
CLASS I SHARES
Actual	$1,000.00	$1,133.39	$5.26
Hypothetical*	$1,000.00	$1,020.00	$4.98
CLASS R3 SHARES
Actual	$1,000.00	$1,130.29	$7.97
Hypothetical*	$1,000.00	$1,017.44	$7.55
CLASS R4 SHARES
Actual	$1,000.00	$1,131.04	$7.44
Hypothetical*	$1,000.00	$1,017.95	$7.04
CLASS R5 SHARES
Actual	$1,000.00	$1,133.21	$5.27
Hypothetical*	$1,000.00	$1,020.00	$4.99

†	Expenses are equal to the annualized expense ratio for each class (A: 1.37%; C: 2.11%; I: 0.99%; R3: 1.50%; R4: 1.40%; R5: 0.99%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

Other Information

Thornburg Global Opportunities Fund	March 31, 2017

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task — our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    31

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH1411

2    Semi-Annual Reports

Semi-Annual Report

Thornburg Developing World Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838

Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

April 17, 2017

Dear Fellow Shareholder,

At the start of this semi-annual period last October 1, global markets were still generally weak and risk appetite tepid. But a bullish shift was just starting to take shape as developed world economic data, particularly in Europe, began to diverge from the then-prevailing “secular stagnation” meme. China’s contribution to market anxiety over deflationary pressures also began to abate after its producer price data turned positive in September for the first time in five years. That, in turn, helped soothe concerns about its slowing economy amid a transition to more consumer-driven from investment-led growth. Fears about the impact of the U.S. general election in November and an expected Federal Reserve interest rate hike in December still undercut emerging market performance in the last leg of 2016, but it nonetheless turned out to be a banner year for emerging market equities.

Although the Fed did indeed hike its key interest rate a quarter-point in December, and raised it again in March this year, worries that capital would fly from emerging markets for dollar-based assets have so far proven unfounded. Investors have focused more on the global reflation trade, with the rebound in world economic growth led by emerging markets. Meanwhile, developing country stocks continued to race higher, with the MSCI Emerging Markets Index gaining 11.5% in the first quarter of 2017, more than matching the 11.2% advance for all of calendar 2016.

Much of last year’s emerging market gains were driven narrowly by commodities and energy prices, primarily in Brazil and Russia. Moreover, developing world corporate earnings were generally lagging the rebound in emerging market share prices and valuation multiples. More defensive sectors even declined as investors shifted toward cyclically focused sectors, including technology and financials. Given our preference for free cash flow generative, less leveraged stocks, we typically lag in strong cyclical upswings. For the six months ended March 31, 2017, the Thornburg Developing World Fund returned 0.29% for the Class A shares (without sales charge), under-performing the benchmark MSCI Emerging Markets Index, which returned 6.80% in the period.

As we have pointed out, we aim to outperform over full market cycles, and with lower volatility, by compounding off a higher base of downside protection following inevitable downturns.

In the six months through March 31, 2017, our top contributors included Samsung Electronics; Galaxy Entertainment; Itau Unibanco; Novatek; and Reliance Industries. Samsung rose thanks to better-than-expected end-market fundamentals and increased pressure to restructure into a more transparent organization, while increasing cash return to shareholders. Galaxy Entertainment rebounded on a recovery in gross gaming revenue, amid a greater focus on Macau’s mass market segment and optimism in its property development pipeline. Itau Unibanco, Brazil’s premier private sector bank, climbed as growth expectations improved and it signaled that a peak in non-performing loans may be at hand. Russian oil and gas producer Novatek rebounded with improved sentiment and energy prices. Lastly, India’s Reliance Industries Limited gained as its significant investments in what is now the country’s largest 4G network is showing signs of monetization, with many millions of new clients joining the network. Reliance also benefited from the rise in energy prices late last year.

The main detractors in the six-month period were Amorepacific; Liberty Global; CT Environmental Group; PT Matahari Department Store; and GT Capital. South Korean cosmetics maker Amorepacific declined as geopolitical tensions between China and South Korea rose, prompting a reduction in Chinese leisure travel to South Korea and investor concerns about a retrenchment in Chinese spending on Amorepacific products. Liberty Global plc LiLAK is a Latin America-focused telecom and cable operator that is part of the Liberty Global group. It declined after reporting much-lower-than expected earnings before interest, taxes, depreciation and amortization (EBITDA) following the closure of a recent acquisition, sparking concerns the company had overpaid for an asset with limited growth. We sold the stock. Chinese wastewater utility CT Environmental Group was the target of a short-seller attack launched the night before Thanksgiving. Although we believe the allegations weren’t well established and the shares have begun to slowly recover, its troubles may not be over, so we sold the shares. Indonesia’s PT Matahari Department Store fell on concerns about increasing competition in its apparel segment and weaker-than-expected 2017 guidance. GT Capital, an investment holding company based in the Philippines, declined with the Philippine peso due to concerns around margin pressure in its Toyota Motors subsidiary, which imports some parts from other markets.

We remain optimistic about the accelerating economic recovery in emerging markets and the growing breadth of the rebound in earnings across sectors in developing countries. Earnings revisions are for the most part positive, and not just in the most cyclically sensitive sectors. Although commodities and energy prices bounced back in 2016 and contributed to a recovery in global inflation later in the year, price pressures are hardly threatening, keeping the specter of aggressive central

4    Semi-Annual Report

Letter to Shareholders,

Continued Thornburg Developing World Fund	March 31, 2017 (Unaudited)

bank monetary tightening at bay, certainly in the near term. We believe this is a favorable environment for our disciplined, bottom-up investment process, as country and sector stock correlations ebb.

Thank you for investing alongside us in Thornburg Developing World Fund.

Sincerely,

Ben Kirby, CFA	Charlie Wilson, PhD
Portfolio Manager	Portfolio Manager
Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP.
Class A Shares (Incep: 12/16/09)
Without sales charge	7.53%	-2.91%	1.95%	5.07%
With sales charge	2.68%	-4.38%	1.01%	4.41%
Class C Shares (Incep: 12/16/09)
Without sales charge	6.63%	-3.64%	1.17%	4.32%
With sales charge	5.63%	-3.64%	1.17%	4.32%
Class I Shares (Incep: 12/16/09)	7.94%	-2.49%	2.42%	5.60%
Class R5 Shares (Incep: 2/1/13)	7.89%	-2.48%	—	0.17%
Class R6 Shares (Incep: 2/1/13)	8.03%	-2.38%	—	0.27%
MSCI Emerging Markets Index (Since 12/16/09)	17.22%	1.18%	0.81%	2.19%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5, and R6 shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 1.57%; C shares, 2.34%; I shares, 1.16%; R5 shares, 1.75%; R6 shares, 1.17%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

EBITDA – Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Multiple – A valuation multiple reflects an investment’s market value relative to some key metric. Price to earnings ratio (P/E) is a commonly used multiple. It’s calculated by dividing a stock’s price by the company’s earnings per share.

Producer Price Index (PPI) – Measures the average change over time in selling price received by domestic producers for their goods and services. The prices included in the PPI are from the first commercial transaction for many products and some services.

6     Semi-Annual Report

Fund Summary

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. Under normal market conditions the Fund invests at least 80% of its assets in equity securities and debt obligations of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund expects that investments in the Fund’s portfolio normally will be weighted in favor of equity securities.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

Tencent Holdings Ltd.	4.6%
Alibaba Group Holding Ltd. ADR	4.3%
HDFC Bank Ltd. ADR	4.0%
AIA Group Ltd.	4.0%
Samsung Electronics Co. Ltd.	3.5%
Baidu, Inc. ADR	2.9%
Sanlam Ltd.	2.6%
Facebook, Inc.	2.5%
ICICI Bank Ltd. ADR	2.5%
ITC Ltd.	2.3%

SECTOR EXPOSURE

Financials	26.0%
Information Technology	24.0%
Consumer Staples	11.9%
Consumer Discretionary	8.7%
Energy	5.4%
Real Estate	5.1%
Health Care	4.8%
Industrials	4.8%
Telecommunication Services	3.4%
Materials	0.9%
Utilities	0.8%
Other Assets Less Liabilities	4.2%

TOP TEN INDUSTRY GROUPS

Software & Services	16.8%
Banks	15.8%
Insurance	6.6%
Technology Hardware & Equipment	5.8%
Energy	5.4%
Food, Beverage & Tobacco	5.3%
Real Estate	5.1%
Food & Staples Retailing	3.9%
Diversified Financials	3.5%
Telecommunication Services	3.4%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

Semi-Annual Report    7

Fund Summary, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

COUNTRY EXPOSURE*

(percent of equity holdings)

China	22.3%
India	15.0%
Brazil	9.6%
Hong Kong	8.5%
South Korea	8.5%
Mexico	4.9%
United States	4.9%
Indonesia	3.8%
Russia	3.5%
South Africa	3.2%
Taiwan	2.6%
Netherlands	2.3%
Turkey	2.0%
United Arab Emirates	2.0%
Philippines	1.9%
Thailand	1.9%
United Kingdom	1.8%
Switzerland	1.3%

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived. The Advisor may deem certain issuers to be developing country issuers, as defined in the Fund’s prospectus, even if those issuers have country exposure in a developed country.

8    Semi-Annual Report

Schedule of Investments

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 95.84%
BANKS — 15.80%
Banks — 15.80%
Citigroup, Inc.	380,009	$22,732,139
Grupo Financiero Banorte, S.A.B. de C.V.	2,601,082	14,968,317
HDFC Bank Ltd.	461,970	10,507,532
HDFC Bank Ltd. ADR	411,368	30,943,101
ICICI Bank Ltd. ADR	2,928,400	25,184,240
Itau Unibanco Holding SA ADR	1,235,128	14,907,995
PT Bank Central Asia	19,176,294	23,816,567
Siam Commercial Bank plc	3,981,229	18,885,131

		161,945,022

CAPITAL GOODS — 0.59%
Industrial Conglomerates — 0.59%
CJ Corp.	39,110	6,085,255

		6,085,255

COMMERCIAL & PROFESSIONAL SERVICES — 1.00%
Commercial Services & Supplies — 1.00%
Valid Solucoes e Servicos SA	1,414,458	10,211,062

		10,211,062

CONSUMER DURABLES & APPAREL — 1.92%
Household Durables — 1.92%
Coway Co., Ltd.	229,331	19,727,839

		19,727,839

CONSUMER SERVICES — 2.74%
Diversified Consumer Services — 1.58%
Kroton Educacional S.A.	3,818,550	16,198,283
Hotels, Restaurants & Leisure — 1.16%
Galaxy Entertainment Group Ltd.	2,174,839	11,907,534

		28,105,817

DIVERSIFIED FINANCIALS — 3.53%
Capital Markets — 1.73%
Hong Kong Exchanges & Clearing Ltd.	704,831	17,739,811
Diversified Financial Services — 1.80%
GT Capital Holdings, Inc.	809,233	18,466,802

		36,206,613

ENERGY — 5.44%
Energy Equipment & Services — 2.23%
Schlumberger Ltd.	292,182	22,819,414
Oil, Gas & Consumable Fuels — 3.21%
NovaTek OAO-GDR Reg S	116,653	14,523,298
[a] Reliance Industries Ltd.	906,097	18,427,531

		55,770,243

FOOD & STAPLES RETAILING — 3.88%
Food & Staples Retailing — 3.88%
BIM Birlesik Magazalar A.S.	1,303,631	20,050,619
Magnit PJSC GDR	516,348	19,724,494

		39,775,113

FOOD, BEVERAGE & TOBACCO — 5.27%
Beverages — 0.90%
Kweichow Moutai Co., Ltd.	164,666	9,232,267
Food Products — 1.02%
Grupo Lala, S.A.B. de C.V.	5,776,187	10,483,507
Tobacco — 3.35%
ITC Ltd.	5,516,046	23,848,925
KT&G Corp.	120,471	10,503,373

		54,068,072

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
HEALTH CARE EQUIPMENT & SERVICES — 1.75%
Health Care Providers & Services — 1.75%
Life Healthcare Group Holdings Ltd.	2,114,393	$4,568,807
Sinopharm Group Co., Ltd.	2,875,932	13,340,712

		17,909,519

HOUSEHOLD & PERSONAL PRODUCTS — 2.77%
Personal Products — 2.77%
AmorePacific Corp.	42,715	10,714,081
Unilever N.V.	354,829	17,627,905

		28,341,986

INSURANCE — 6.64%
Insurance — 6.64%
AIA Group Ltd.	6,493,387	40,941,384
Sanlam Ltd.	5,395,144	27,091,836

		68,033,220

MATERIALS — 0.87%
Metals & Mining — 0.87%
Vedanta Ltd.	2,107,584	8,948,347

		8,948,347

MEDIA — 2.66%
Media — 2.66%
[a] IMAX China Holding, Inc.	2,827,760	14,554,513
Zee Entertainment Enterprises Ltd.	1,546,333	12,752,157

		27,306,670

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 3.09%
Pharmaceuticals — 1.87%
[a,b] China Animal Healthcare Ltd.	35,787,582	920,996
Hypermarcas SA	1,967,958	18,229,982
Novartis AG ADR	168,242	12,495,333

		31,646,311

REAL ESTATE — 5.09%
Equity Real Estate Investment Trusts — 2.19%
Fibra Uno Administracion S.A. de C.V.	13,103,603	22,403,628
Real Estate Management & Development — 2.90%
China Resources Land Ltd.	3,697,015	9,990,004
Emaar Properties PJSC	9,949,310	19,774,555

		52,168,187

RETAILING — 1.33%
Multiline Retail — 1.33%
Matahari Department Store Tbk	13,832,886	13,676,656

		13,676,656

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
Semiconductors & Semiconductor Equipment — 1.38%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,277,820	14,188,283

		14,188,283

SOFTWARE & SERVICES — 16.85%
Information Technology Services — 1.74%
Cielo S.A.	1,970,556	17,819,728
Internet Software & Services — 14.23%
[a] Alibaba Group Holding Ltd. ADR	406,934	43,879,693
[a] Baidu, Inc. ADR	170,589	29,430,014
[a] Facebook, Inc.	180,180	25,594,569
Tencent Holdings Ltd.	1,637,663	46,949,922
Software — 0.88%
Linx S.A.	1,705,915	9,045,611

		172,719,537

TECHNOLOGY HARDWARE & EQUIPMENT — 5.81%
Electronic Equipment, Instruments & Components — 2.28%
Hangzhou Hikvision Digital Technology Co., Ltd.	2,655,313	12,290,618
Largan Precision Co., Ltd.	70,241	11,065,403

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Technology, Hardware, Storage & Peripherals — 3.53%
Samsung Electronics Co. Ltd.	19,658	$36,211,643

		59,567,664

TELECOMMUNICATION SERVICES — 3.41%
Diversified Telecommunication Services — 1.63%
Bharti Infratel Ltd.	3,341,168	16,712,272
Wireless Telecommunication Services — 1.78%
China Mobile Ltd.	1,663,279	18,202,648

		34,914,920

TRANSPORTATION — 3.21%
Air Freight & Logistics — 1.32%
[a] ZTO Express (Cayman), Inc. ADR	1,030,136	13,484,480
Transportation Infrastructure — 1.89%
Shanghai International Air Co., Ltd.	4,466,426	19,429,388

		32,913,868

UTILITIES — 0.81%
Water Utilities — 0.81%
Cia Saneamento do Parana	2,375,196	8,345,734

		8,345,734

TOTAL COMMON STOCK (Cost $867,037,655)		982,575,938

RIGHTS — 0.00%
HEALTH CARE EQUIPMENT & SERVICES 0.00%
Health Care Providers & Services — 0.00%
Life Healthcare Group Holdings Rights	6	2

TOTAL RIGHTS (Cost $0)		2

SHORT TERM INVESTMENTS — 4.84%
[c] Thornburg Capital Management Fund	4,959,991	49,599,909

TOTAL SHORT TERM INVESTMENTS (Cost $49,599,909)		49,599,909

TOTAL INVESTMENTS — 100.68% (Cost $916,637,564)		$1,032,175,849
LIABILITIES NET OF OTHER ASSETS — (0.68)%		(7,005,227)

NET ASSETS — 100.00%		$1,025,170,622

Footnote Legend

a	Non-income producing.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Investment in Affiliates - Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	8,651,050	20,793,298	24,484,357	4,959,991	$49,599,909	$150,793	$—

Total non-controlled affiliated issuers - 4.84% of net assets					$49,599,909	$150,793	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt
GDR	Global Depository Receipt

See notes to financial statements.

Semi-Annual Report     11

Statement of Assets and Liabilities

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $867,037,655)	$982,575,940
Non-controlled affiliated issuer (cost $49,599,909)	49,599,909
Cash denominated in foreign currency (cost $157,364)	158,032
Receivable for investments sold	15,584,329
Receivable for fund shares sold	1,565,358
Dividends receivable	2,829,939
Dividend reclaim receivable	316,378
Prepaid expenses and other assets	75,627

Total Assets	1,052,705,512

LIABILITIES
Payable for investments purchased	10,948,512
Payable for fund shares redeemed	13,165,174
Unrealized depreciation on forward currency contracts (Note 7)	130,664
Payable to investment advisor and other affiliates (Note 4)	794,762
Deferred taxes payable (Note 2)	1,685,767
Accounts payable and accrued expenses	810,011

Total Liabilities	27,534,890

NET ASSETS	$1,025,170,622

NET ASSETS CONSIST OF
Distribution in excess of net investment income	$(1,731,358)
Net unrealized appreciation on investments	113,783,428
Accumulated net realized gain (loss)	(292,717,246)
Net capital paid in on shares of beneficial interest	1,205,835,798

$1,025,170,622

12     Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($124,253,581 applicable to 7,296,050 shares of beneficial interest outstanding - Note 5)	$17.03
Maximum sales charge, 4.50% of offering price	0.80

Maximum offering price per share	$17.83

Class C Shares:
Net asset value and offering price per share* ($109,315,034 applicable to 6,730,175 shares of beneficial interest outstanding - Note 5)	$16.24

Class I Shares:
Net asset value, offering and redemption price per share ($737,738,843 applicable to 42,569,916 shares of beneficial interest outstanding - Note 5)	$17.33

Class R5 Shares:
Net asset value, offering and redemption price per share ($5,272,714 applicable to 305,262 shares of beneficial interest outstanding - Note 5)	$17.27

Class R6 Shares:
Net asset value, offering and redemption price per share ($48,590,450 applicable to 2,803,418 shares of beneficial interest outstanding - Note 5)	$17.33

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg Developing World Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $878,749)	$6,268,213
Non-controlled affiliated issuer	150,793
Interest income (net of foreign taxes withheld of $21)	996,975

Total Income	7,415,981

EXPENSES
Investment advisory fees (Note 4)	5,130,917
Administration fees (Note 4)
Class A Shares	90,666
Class C Shares	73,122
Class I Shares	193,265
Class R5 Shares	1,446
Distribution and service fees (Note 4)
Class A Shares	180,636
Class C Shares	582,774
Transfer agent fees
Class A Shares	112,413
Class C Shares	95,754
Class I Shares	353,309
Class R5 Shares	7,792
Class R6 Shares	3,335
Registration and filing fees
Class A Shares	10,667
Class C Shares	9,156
Class I Shares	25,583
Class R5 Shares	10,036
Class R6 Shares	10,027
Custodian fees (Note 2)	449,075
Professional fees	42,128
Accounting fees (Note 4)	8,608
Trustee fees	24,560
Other expenses	126,812

Total Expenses	7,542,081
Less:
Expenses reimbursed by investment advisor (Note 4)	(254,775)
Investment advisory fees waived by investment advisor (Note 4)	(563,034)

Net Expenses	6,724,272

Net Investment Income	$691,709

14     Semi-Annual Report

Statement of Operations, Continued

Thornburg Developing World Fund	Six Months Ended March 31, 2017 (Unaudited)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $752,433)	$(33,584,325)
Forward currency contracts (Note 7)	804,783
Foreign currency transactions	(459,422)

(33,238,964)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,018,144)	28,651,072
Forward currency contracts (Note 7)	943,248
Foreign currency translations	(1,741)

29,592,579

Net Realized and Unrealized Loss	(3,646,385)

Net Decrease in Net Assets Resulting from Operations	$(2,954,676)

See notes to financial statements.

Semi-Annual Report    15

Statement of Changes in Net Assets

Thornburg Developing World Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$691,709	$5,848,787
Net realized gain (loss) on investments, capital gain taxes, forward currency contracts, and foreign currency transactions	(33,238,964)	(9,043,921)
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, forward currency contracts, and foreign currency translations	29,592,579	154,540,479

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,954,676)	151,345,345

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	—	(343,296)
Class I Shares	(627,123)	(4,899,868)
Class R5 Shares	(4,503)	(35,207)
Class R6 Shares	(40,364)	(276,797)

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	(40,966,143)	(61,310,070)
Class C Shares	(23,601,274)	(36,759,558)
Class I Shares	(114,871,599)	(267,526,805)
Class R5 Shares	(944,376)	200,879
Class R6 Shares	(275,296)	23,520,145

Net Decrease in Net Assets	(184,285,354)	(196,085,232)

NET ASSETS
Beginning of Period	1,209,455,976	1,405,541,208

End of Period	$1,025,170,622	$1,209,455,976

Distribution in excess of net investment income	$(1,731,358)	$(1,751,077)

*	Unaudited.

See notes to financial statements.

16     Semi-Annual Report

Notes to Financial Statements

Thornburg Developing World Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg Developing World Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 16, 2009. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers five classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”) and Retirement Classes (“Class R5” and “Class R6”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$916,637,564

Gross unrealized appreciation on a tax basis	$168,081,096
Gross unrealized depreciation on a tax basis	(52,542,811)

Net unrealized appreciation (depreciation) on investments (tax basis)	$115,538,285

At March 31, 2017, the Fund had deferred tax basis late year specified ordinary losses occurring subsequent to December 31, 2015 through September 30, 2016 of $2,393,848. For tax purposes, such losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $55,539,592. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

At March 31, 2017, the Fund had cumulative tax basis capital losses of $200,029,811, (of which $200,029,811 are short-term and $0 are long-term) generated after September 30, 2011, which may be carried forward to offset future capital gains. To the extent such carryforwards

18     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3(a)
Assets
Investments in Securities*
Common Stock(b)	$982,575,940	$962,769,813	$18,885,131	$920,996
Short Term Investments	49,599,909	49,599,909	—	—

Total Investments in Securities	$1,032,175,849	$1,012,369,722	$18,885,131	$920,996
Other Financial Instruments**
Spot Currency	$61,060	$61,060	$—	$—
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$(130,664)	$—	$(130,664)	$—
Spot Currency	$(4,208)	$(4,208)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.
(a)	In accordance with the guidance prescribed in Accounting Standards Update (“ASU”) No. 2011-04, a fair value determination was applied to a portfolio security characterized as a Level 3 investment at March 31, 2017. The valuation technique and unobservable input applied to value this portfolio security was a discount to the valuation determined by the Valuation and Pricing Committee due to a halt in trading of the security and lack of information and liquidity.
(b)	At March 31, 2017, industry classifications for Common Stock in Levels 2 and 3 consist of $920,996 in Pharmaceuticals and $18,885,131 in Banks.

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017 is as follows:

	COMMON STOCK	TOTAL(b)
Beginning Balance 9/30/2016	$2,306,972	$2,306,972
Accrued Discounts (Premiums)	—	—
Net Realized Gain (Loss)	—	—
Gross Purchases	—	—
Gross Sales	—	—
Net Change in Unrealized Appreciation (Depreciation)(a)	(1,385,976)	(1,385,976)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Ending Balance 3/31/2017	$920,996	$920,996

(a)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the six months ended March 31, 2017. The net change in unrealized appreciation (depreciation) attributable to securities owned at March 31, 2017, which were valued using significant unobservable inputs, was ($1,385,976).
(b)	Level 3 investments represent 0.09% of total net assets at the six months ended March 31, 2017. Significant fluctuations of the unobservable inputs applied to portfolio investments characterized as Level 3 could be expected to increase or decrease the fair value of these portfolio investments.

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775

The Fund’s effective management fee for the period ended March 31, 2017 was 0.944% of the Fund’s average net assets (before applicable management fee waiver of $563,034).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $8,608 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $5,356 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $3,085 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Advisor or securities dealers and other financial institutions at the Advisor’s request an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I, Class R5, and Class R6 shares. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $563,034. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $4,474 for Class A shares, $2,360 for Class C shares, $218,479 for Class I shares, $16,100 for Class R4 shares, and $13,362 for Class R6 shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

The percentage of direct investments in the Fund held by Trustees and Officers of the Trust and the Advisor is approximately 2.95%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

22     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	781,150	$12,731,767	3,308,344	$52,192,505
Shares issued to shareholders in reinvestment of dividends	—	—	18,515	317,350
Shares repurchased	(3,300,082)	(53,697,910)	(7,300,644)	(113,819,995)

Net increase (decrease)	(2,518,932)	$(40,966,143)	(3,973,785)	$(61,310,140)

Class C Shares
Shares sold	297,909	$4,610,302	1,054,538	$15,948,557
Shares issued to shareholders in reinvestment of dividends	—	—	—	—
Shares repurchased	(1,818,546)	(28,211,576)	(3,507,682)	(52,708,115)

Net increase (decrease)	(1,520,637)	$(23,601,274)	(2,453,144)	$(36,759,558)

Class I Shares
Shares sold	7,814,391	$129,741,879	23,659,769	$375,895,310
Shares issued to shareholders in reinvestment of dividends	32,864	571,178	262,131	4,510,533
Shares repurchased	(14,761,395)	(245,184,656)	(41,050,094)	(647,932,648)

Net increase (decrease)	(6,914,140)	$(114,871,599)	(17,128,194)	$(267,526,805)

Class R5 Shares
Shares sold	71,344	$1,176,414	154,398	$2,473,042
Shares issued to shareholders in reinvestment of dividends	260	4,503	2,053	35,206
Shares repurchased	(127,289)	(2,125,293)	(147,926)	(2,307,369)

Net increase (decrease)	(55,685)	$(944,376)	8,525	$200,879

Class R6 Shares
Shares sold	370,140	$6,119,400	2,141,556	$34,838,084
Shares issued to shareholders in reinvestment of dividends	2,310	40,153	15,902	275,102
Shares repurchased	(386,288)	(6,434,849)	(720,421)	(11,593,041)

Net increase (decrease)	(13,838)	$(275,296)	1,437,037	$23,520,145

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $423,825,923 and $583,760,365, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does

Semi-Annual Report    23

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

not designate any derivative instruments as hedging instruments under ASC 815. During the six months ended March 31, 2017, the Fund’s principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign exchange contracts. A foreign exchange contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign exchange contracts involve risks to the Fund, including the risk that a contract’s counterparty will not meet its obligations to the Fund, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Fund’s Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Fund may not achieve the intended benefit of entering into a contract, and may experience a loss.

The Fund entered into forward currency contracts during the six months ended March 31, 2017 in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Fund’s foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.

These contracts are accounted for by the Fund under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in the Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in the Fund’s Statement of Operations.

The quarterly average value of open sell currency contracts for the six months ended March 31, 2017 was $95,959,909. Open buy currency contracts are entered into for the purpose of closing open sell currency contracts and the values are dependent upon the values of the open sell currency contracts to which they relate.

The following table displays the outstanding forward currency contracts at March 31, 2017:

OUTSTANDING FORWARD CURRENCY CONTRACTS TO BUY OR SELL AT MARCH 31, 2017
CONTRACT DESCRIPTION	BUY/SELL	CONTRACT AMOUNT	CONTRACT VALUE DATE	VALUE USD	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION
Chinese Yuan Renminbi	Sell	632,381,300	05/16/2017	91,713,763	$—	$(130,664)

Total					$—	$(130,664)

Net unrealized appreciation (depreciation)						$(130,664)

The outstanding forward currency contracts in the foregoing table were entered into with State Street Bank and Trust Company (“SSB”), pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.

Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation or depreciation on those forward currency contracts on a gross basis in the Fund’s Statement of Assets and Liabilities.

The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in the Fund’s Statement of Assets and Liabilities at March 31, 2017 is disclosed in the following table:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AT MARCH 31, 2017
LIABILITY DERIVATIVES	BALANCE SHEET LOCATION	FAIR VALUE
Foreign exchange contracts	Liabilities - Unrealized depreciation on forward currency contracts	$(130,664)

24     Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

Because the Fund does not currently receive or post cash collateral in connection with its currency forward contracts, and because all of the Fund’s outstanding currency forward contracts are with SSB, the net amounts of the Fund’s assets and liabilities which are attributable to those contracts at March 31, 2017 can be determined by offsetting the dollar amounts shown in the preceding table. Based on those amounts, the net amount of the Fund’s assets which is attributable to its outstanding forward currency contracts at March 31, 2017 is $0, and the net amount of the Fund’s liabilities which is attributable to those contracts at that date is $130,664. The Fund’s forward currency contracts are valued each day, and the net amounts of the Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.

The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in the Fund’s Statement of Operations for the six months ended March 31, 2017 are disclosed in the following tables:

NET REALIZED GAIN (LOSS) ON DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$804,783	$ 804,783

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF DERIVATIVE FINANCIAL INSTRUMENTS RECOGNIZED IN INCOME FOR THE SIX MONTHS ENDED MARCH 31, 2017
	TOTAL	FORWARD CURRENCY CONTRACTS
Foreign exchange contracts	$943,248	$ 943,248

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

Semi-Annual Report    25

Financial Highlights

    Thornburg Developing World Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$16.98	(0.01)	0.06	0.05	—	—	—	$17.03	(0.14	)(e)	1.50	(e)	1.50	(e)	1.61	(e)	0.29	40.56	$124,254
2016(c)	$15.03	0.04	1.94	1.98	(0.03)	—	(0.03)	$16.98	0.25		1.52		1.52		1.57		13.20	94.68	$166,655
2015(c)	$18.61	0.02	(3.58)	(3.56)	(0.02)	—	(0.02)	$15.03	0.14		1.53		1.53		1.53		(19.12)	96.74	$207,282
2014(c)	$17.77	0.03	0.81	0.84	—	—	—	$18.61	0.15		1.45		1.45		1.45		4.73	61.46	$459,121
2013(c)	$15.71	0.01	2.06	2.07	(0.01)	—	(0.01)	$17.77	0.05		1.48		1.48		1.59		13.19	61.67	$347,073
2012(c)	$12.50	(0.01)	3.22	3.21	—	—	—	$15.71	(0.05)		1.69		1.69		1.85		25.68	129.49	$39,390
CLASS C SHARES
2017(b)	$16.26	(0.07)	0.05	(0.02)	—	—	—	$16.24	(0.90	)(e)	2.26	(e)	2.26	(e)	2.36	(e)	(0.12)	40.56	$109,315
2016	$14.48	(0.08)	1.86	1.78	—	—	—	$16.26	(0.51)		2.29		2.29		2.34		12.29	94.68	$134,129
2015	$18.03	(0.09)	(3.46)	(3.55)	—	—	—	$14.48	(0.55)		2.27		2.27		2.27		(19.69)	96.74	$154,943
2014	$17.34	(0.11)	0.80	0.69	—	—	—	$18.03	(0.62)		2.23		2.23		2.23		3.98	61.46	$232,493
2013	$15.44	(0.12)	2.02	1.90	—	—	—	$17.34	(0.71)		2.26		2.26		2.40		12.31	61.67	$106,168
2012	$12.37	(0.11)	3.18	3.07	—	—	—	$15.44	(0.76)		2.38		2.38		2.86		24.82	129.49	$10,006
CLASS I SHARES
2017(b)	$17.26	0.03	0.05	0.08	(0.01)	—	(0.01)	$17.33	0.31	(e)	1.05	(e)	1.05	(e)	1.21	(e)	0.49	40.56	$737,739
2016	$15.27	0.11	1.97	2.08	(0.09)	—	(0.09)	$17.26	0.70		1.07		1.07		1.16		13.68	94.68	$853,866
2015	$18.92	0.10	(3.65)	(3.55)	(0.10)	—	(0.10)	$15.27	0.52		1.09		1.09		1.14		(18.75)	96.74	$1,016,898
2014	$18.05	0.10	0.84	0.94	(0.07)	—	(0.07)	$18.92	0.54		1.09		1.09		1.09		5.20	61.46	$2,376,420
2013	$15.96	0.09	2.09	2.18	(0.09)	—	(0.09)	$18.05	0.52		1.04		1.04		1.22		13.74	61.67	$828,147
2012	$12.62	0.08	3.26	3.34	—	—	—	$15.96	0.57		1.09		1.09		1.45		26.47	129.49	$53,103
CLASS R5 SHARES
2017(b)	$17.20	0.03	0.05	0.08	(0.01)	—	(0.01)	$17.27	0.31	(e)	1.07	(e)	1.07	(e)	1.73	(e)	0.49	40.56	$5,273
2016	$15.22	0.12	1.96	2.08	(0.10)	—	(0.10)	$17.20	0.74		1.08		1.08		1.75		13.65	94.68	$6,208
2015	$18.86	0.12	(3.65)	(3.53)	(0.11)	—	(0.11)	$15.22	0.66		1.09		1.09		1.67		(18.72)	96.74	$5,363
2014	$18.04	0.13	0.80	0.93	(0.11)	—	(0.11)	$18.86	0.67		1.09		1.09		1.90		5.17	61.46	$7,433
2013(d)	$17.49	0.08	0.47	0.55	—	—	—	$18.04	0.47	(e)	1.07	(e)	1.07	(e)	17.45	(e)(f)	3.14	61.67	$697
CLASS R6 SHARES
2017(b)	$17.25	0.04	0.05	0.09	(0.01)	—	(0.01)	$17.33	0.43	(e)	0.96	(e)	0.96	(e)	1.12	(e)	0.55	40.56	$48,590
2016	$15.25	0.13	1.98	2.11	(0.17)	—	(0.17)	$17.25	0.80		0.97		0.97		1.12		13.81	94.68	$48,598
2015	$18.91	0.15	(3.68)	(3.53)	(0.13)	—	(0.13)	$15.25	0.84		0.99		0.99		1.10		(18.68)	96.74	$21,055
2014	$18.08	0.11	0.84	0.95	(0.12)	—	(0.12)	$18.91	0.57		0.99		0.99		1.10		5.26	61.46	$22,727
2013(d)	$17.51	0.04	0.53	0.57	—	—	—	$18.08	0.20	(e)	0.98	(e)	0.98	(e)	1.99	(e)	3.26	61.67	$14,422

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Effective date of this class of shares was February 1, 2013.
(e)	Annualized.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.

See notes to financial statements.

26 Semi-Annual Report	Semi-Annual Report 27

Expense Examples

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,002.94	$7.48
Hypothetical*	$1,000.00	$1,017.46	$7.53
CLASS C SHARES
Actual	$1,000.00	$998.77	$11.24
Hypothetical*	$1,000.00	$1,013.68	$11.33
CLASS I SHARES
Actual	$1,000.00	$1,004.89	$5.26
Hypothetical*	$1,000.00	$1,019.69	$5.29
CLASS R5 SHARES
Actual	$1,000.00	$1,004.87	$5.35
Hypothetical*	$1,000.00	$1,019.60	$5.39
CLASS R6 SHARES
Actual	$1,000.00	$1,005.47	$4.80
Hypothetical*	$1,000.00	$1,020.14	$4.84

†	Expenses are equal to the annualized expense ratio for each class (A: 1.50%; C: 2.26%; I: 1.05%; R5: 1.07%; R6: 0.96%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28    Semi-Annual Report

Other Information

Thornburg Developing World Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    29

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task—our principal obligation to you—is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

30    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report.    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH2148

About Thornburg Investment Management

It’s more than what we do.

It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Better World International Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697

Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Funds invested in a smaller number of holdings may expose an investor to greater volatility.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

April 20, 2017

Dear Fellow Shareholder:

We are pleased to present the semi-annual report for Thornburg Better World International Fund for the six months ended March 31, 2017. In the October-through-March period, Better World International Fund gained 0.15% (A shares without sales charge), underperforming the MSCI AC World ex-U.S. Index’s 6.51% return. That brought the since inception return to 10.89% (A shares without sales charge), versus 10.62% for the benchmark. The Fund’s investments in initial public offerings (IPOs) contributed 1.76% to performance for the six-month period. We don’t expect to consistently outperform in shorter timespans. But, we do aim to provide investors with superior returns over the long run, and believe that our investment philosophy and process provide a sound framework to add value.

Thornburg Better World International Fund seeks what we view as attractively priced stocks of quality companies that we believe have sustainable business models, compelling growth prospects and, critically, exhibit high “ESG” standards of environmental sensitivity, social responsibility and corporate governance. In our research and experience running socially responsible separate accounts for several years prior to launching our own ESG fund, we have found that companies with durable business models incorporating these values can outperform over time. The intersection of ESG and financial advantages is found in lower regulatory and legal risks, enhanced marketplace reputations, reduced operating costs and more effective capital allocation. These advantages create a positive self-reinforcing cycle to the benefit of clients, employees, and shareholders.

The first half of the period proved challenging for international equity investors amid a series of sharp market and geopolitical shifts. During the fourth quarter, the U.S. presidential election dominated headlines across the globe. Donald Trump’s surprise win quickly reverberated throughout markets, altering the landscape for both equity and fixed income investors. Although the market’s knee-jerk reaction to Trump’s triumph was decidedly negative, the skepticism was quickly replaced with enthusiasm as investors assessed the possibility of a pro-business, pro-growth agenda being implemented by a Republican-controlled U.S. government. However, geopolitical risks should continue to represent significant potential concern for investors going forward.

The Fund remained conservatively positioned during the period. We believe slow and unstable global growth combined with elevated valuations merit increased attention to protection against downside risk exposure. However, global markets generally appreciated during the period. Gains were led by financials (anticipating higher rates and less regulation), and commodity producers (inflation beneficiaries), both sectors in which Thornburg Better World International Fund has been underweight.

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800.847.0200.

The maximum sales charge for Class A shares is 4.50%. If the sales charge had been deducted, returns would be lower. The total annual fund operating expense of Class A shares is 7.27%, as disclosed in the most recent prospectus. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, resulting in a net expense ratio of 1.83% for Class A shares.

The first quarter of 2017 kicked off with global growth expectations having risen, albeit from a low base, and earnings expectations followed. Our conservative positioning weighed on performance during the period. The most significant detractors were our underweight in emerging market cyclicals and high cash position. During the quarter, we deployed incremental capital into some new promising sustainable businesses, particularly in industrial and materials areas. However, valuations remain elevated and hence, we remain disciplined to our long-term focused process of value creation, with less emphasis on quarterly variance.

Thornburg Better World International Fund is designed to be conservative and fare well during periods of volatility and has a downside capture ratio of 64.5% as of March 31, 2017. This is achieved through our approach to investing in companies exhibiting attractive cash flow-based valuations, strong moats, and runways for growth, as well as synergistic financial and ESG characteristics.

Commodity exposure is one particular area where our approach to the integration of ESG and financial considerations differs with many of our peers. Regulatory risk and transforming energy economics should directly affect sustainable returns on capital. Commodity producers generally have less ability to create and maintain competitive advantages. Moreover, regulation headwinds are coalescing with advancements in clean energy technology to shift asset valuations and cash-generation abilities.

While Better World International Fund is not designed specifically as a low-carbon portfolio, our ESG integration process

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

naturally results in a much lower carbon footprint than that of many of our peers. In fact, according to MSCI Fund Metrics data, our portfolio’s weighted average carbon intensity was 27% lower than the peer average as of December 31, 2016. On a portfolio level, we seek to reduce carbon cost exposure and instead focus on superior business models that have exposure to commodity prices.

Two examples illustrate this strategy of reducing factor risk with a focus on the connection between ESG and financial sustainability. Norwegian salmon producer Marine Harvest is a leader in a growing food sector niche with a strong environmental track record. As a Norwegian company, it is exposed to the oil-sensitive krone. Another example, Bureau Veritas, stands to benefit from increased environmental regulation of commodity sectors, as its leadership in testing, inspection, and certification becomes more critical for those commodity producers.

Ultimately, we believe the proactive incorporation of ESG metrics is an important lens to measure management quality, effective capital allocation, and sustainable returns. We will continue to experience bouts of market volatility and rallies and, at times, our positioning may be temporarily out of step with market sentiment. However, over the long run, we firmly believe that investing in companies with attractive valuations, synergistic financial and ESG characteristics provides a superior opportunity in which to add value for our clients.

Thank you for investing alongside us in Thornburg Better World International Fund.

Sincerely,

Rolf Kelly, CFA
Portfolio Manager
Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

Semi-Annual Report    5

Performance Summary

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.
Class A Shares (Incep: 9/30/15)
Without sales charge	11.91%	10.89%
With sales charge	6.85%	7.55%
Class C Shares (Incep: 9/30/15)
Without sales charge	11.34%	10.27%
With sales charge	10.34%	10.27%
Class I Shares (Incep: 9/30/15)	12.78%	11.76%
MSCI AC World ex-U.S. Index (Since: 9/30/15)	13.13%	10.62%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. The maximum sales charge for the Fund’s A shares is 4.50%. C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: A shares, 7.27%; C shares, 13.13%; I shares, 2.28%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least April 10, 2018, for these share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Glossary

The MSCI All Country (AC) World ex-US Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. The index is calculated with net dividends reinvested in U.S. dollars.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Upside/Downside Capture Ratio – A ratio that shows whether a given fund has outperformed—gained more or lost less than—a broad market benchmark during periods of market strength and weakness, and if so, by how much.

6    Semi-Annual Report

Fund Summary

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation.

The Fund invests primarily in a broad range of foreign companies that demonstrate one or more positive environmental, social, and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which we believe are high-quality and attractively valued.

MARKET CAPITALIZATION EXPOSURE

BASKET STRUCTURE

TOP TEN EQUITY HOLDINGS

ING Groep N.V.	3.1%
UBS Group AG	3.1%
Tsuruha Holdings, Inc.	2.8%
Korea Zinc Co., Ltd.	2.6%
Cairn Homes plc	2.5%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2.3%
Megacable Holdings S.A.B. de C.V.	2.3%
Intact Financial Corp.	2.3%
Thermo Fisher Scientific, Inc.	2.3%
Olympus Corp.	2.2%

There is no guarantee that the Fund will meet its investment objective.

All portfolio information is subject to change. Charts may not add up to 100% due to rounding.

*	The country assignment of each equity holding is determined by the Fund’s Advisor based on various factors, including the location of the issuer’s head office, the issuer’s jurisdiction of incorporation and the country from which a majority of the issuer’s revenue is derived.

SECTOR EXPOSURE

Financials	17.9%
Consumer Staples	13.6%
Consumer Discretionary	12.2%
Health Care	8.6%
Industrials	8.4%
Information Technology	7.4%
Materials	5.7%
Telecommunication Services	4.7%
Real Estate	3.6%
Utilities	2.5%
Other Assets Less Liabilities	15.4%

TOP TEN INDUSTRY GROUPS

Food, Beverage & Tobacco	8.3%
Diversified Financials	7.7%
Pharmaceuticals, Biotechnology & Life Sciences	6.4%
Materials	5.7%
Banks	5.7%
Software & Services	5.1%
Consumer Durables & Apparel	5.0%
Telecommunication Services	4.7%
Insurance	4.5%
Commercial & Professional Services	4.4%

COUNTRY EXPOSURE*

(percent of equity holdings)

Japan	12.6%
United States	8.2%
United Kingdom	8.0%
Switzerland	6.9%
Canada	5.4%
Ireland	5.3%
Netherlands	5.1%
Norway	4.7%
Mexico	4.4%
France	4.3%
India	3.8%
China	3.3%
Germany	3.2%
South Korea	3.0%
Taiwan	2.7%
Spain	2.7%
Hong Kong	2.6%
Italy	2.1%
Philippines	1.8%
Vietnam	1.8%
Russia	1.8%
Australia	1.6%
Peru	1.4%
Singapore	1.3%
Brazil	1.2%
New Zealand	0.8%

Semi-Annual Report    7

Schedule of Investments

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 84.57%
BANKS — 5.69%
Banks — 5.69%
ICICI Bank Ltd.	159,607	$679,254
ING Groep N.V.	96,804	1,463,343
United Overseas Bank Ltd.	34,005	537,478

		2,680,075

CAPITAL GOODS — 1.21%
Trading Companies & Distributors — 1.21%
Brenntag AG	10,166	569,909

		569,909

COMMERCIAL & PROFESSIONAL SERVICES — 4.44%
Professional Services — 4.44%
Bureau Veritas SA	33,900	715,153
Nielsen Holdings plc	19,982	825,456
RELX plc	28,169	551,982

		2,092,591

CONSUMER DURABLES & APPAREL — 4.98%
Household Durables — 4.15%
[a] Cairn Homes plc	753,428	1,181,522
Sony Corp.	22,835	772,448
Leisure Products — 0.83%
Shimano, Inc.	2,675	390,450

		2,344,420

CONSUMER SERVICES — 1.11%
Hotels, Restaurants & Leisure — 1.11%
Compass Group plc	27,797	524,493

		524,493

DIVERSIFIED FINANCIALS — 7.74%
Capital Markets — 4.44%
Japan Exchange Group, Inc.	44,838	638,357
UBS Group AG	90,729	1,451,990
Diversified Financial Services — 3.30%
Cerved Information Solutions S.p.A.	85,126	823,214
GT Capital Holdings, Inc.	31,980	729,788

		3,643,349

FOOD & STAPLES RETAILING — 4.31%
Food & Staples Retailing — 4.31%
[a] Lenta Ltd.	105,020	714,136
Tsuruha Holdings, Inc.	14,222	1,315,787

		2,029,923

FOOD, BEVERAGE & TOBACCO — 8.26%
Food Products — 8.26%
BRF SA	38,283	472,148
Marine Harvest ASA	32,419	494,240
Orkla ASA	62,361	558,520
Premium Brands Holdings Corp.	8,216	526,069
[a] SunOpta, Inc.	81,146	563,965
Vietnam Dairy Products JSC	113,500	714,768
Wessanen NV	41,459	559,932

		3,889,642

HEALTH CARE EQUIPMENT & SERVICES — 2.21%
Health Care Equipment & Supplies — 2.21%
Olympus Corp.	27,074	1,040,840

		1,040,840

HOUSEHOLD & PERSONAL PRODUCTS — 0.98%
Household Products — 0.98%
Lion Corp.	25,754	463,123

		463,123

INSURANCE — 4.46%
Insurance — 4.46%
AIA Group Ltd.	163,302	1,029,634
Intact Financial Corp.	15,024	1,068,519

		2,098,153

8    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
MATERIALS — 5.70%
Construction Materials — 3.12%
Cementos Pacasmayo S.A.A.	241,497	$542,690
CRH plc	26,319	926,600
Metals & Mining — 2.58%
Korea Zinc Co., Ltd.	3,142	1,213,756

		2,683,046

MEDIA — 3.69%
Media — 3.69%
China South Publishing & Media Group Co., Ltd.	249,714	650,754
Megacable Holdings S.A.B. de C.V.	279,376	1,089,316

		1,740,070

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.41%
Biotechnology — 1.38%
Gilead Sciences, Inc.	9,577	650,470
Life Sciences Tools & Services — 2.26%
Thermo Fisher Scientific, Inc.	6,932	1,064,755
Pharmaceuticals — 2.77%
Novartis AG	8,166	606,142
Roche Holding AG	2,728	696,673

		3,018,040

REAL ESTATE — 3.65%
Equity Real Estate Investment Trusts — 3.65%
Empiric Student Property plc	469,084	636,202
Fibra Uno Administracion S.A. de C.V.	389,113	665,279
Merlin Properties Socimi S.A.	37,305	417,072

		1,718,553

RETAILING — 2.37%
Internet & Direct Marketing Retail — 0.66%
Trade Me Ltd.	87,046	309,905
Multiline Retail — 1.71%
Europris ASA	186,363	805,253

		1,115,158

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.32%
Semiconductors & Semiconductor Equipment — 2.32%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	33,309	1,093,868

		1,093,868

SOFTWARE & SERVICES — 5.08%
Information Technology Services — 3.69%
MasterCard, Inc.	2,069	232,700
[a] PayPal Holdings, Inc.	18,982	816,606
Wirecard AG	12,432	688,321
Internet Software & Services — 1.39%
carsales.com Ltd.	76,802	654,832

		2,392,459

TELECOMMUNICATION SERVICES — 4.75%
Diversified Telecommunication Services — 4.75%
Bharti Infratel Ltd.	164,586	823,247
Nippon Telegraph & Telephone Corp.	9,625	410,833
Orange SA	64,394	1,000,550

		2,234,630

TRANSPORTATION — 2.74%
Transportation Infrastructure — 2.74%
Aena S.A.	4,090	647,064
Shanghai International Air Co., Ltd.	148,175	644,576

		1,291,640

UTILITIES — 2.47%
Electric Utilities — 1.08%
Nextera Energy, Inc.	3,950	507,061
Multi-Utilities — 1.39%
National Grid plc	51,526	654,285

		1,161,346

TOTAL COMMON STOCK (Cost $37,345,670)		39,825,328

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 14.60%
[b] Thornburg Capital Management Fund	687,682	$6,876,815

TOTAL SHORT TERM INVESTMENTS (Cost $6,876,815)		6,876,815

TOTAL INVESTMENTS — 99.17% (Cost $44,222,485)		$46,702,143
OTHER ASSETS LESS LIABILITIES — 0.83%		389,335

NET ASSETS — 100.00%		$47,091,478

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016	GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	493,408	1,360,078	1,165,804	687,682	$6,876,815	$18,885	$—

Total non-controlled affiliated issuers - 14.60% of net assets					$6,876,815	$18,885	$—

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depositary Receipt

See notes to financial statements.

10    Semi-Annual Report

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Semi-Annual Report    11

Statement of Assets and Liabilities

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $37,345,670)	$39,825,328
Non-controlled affiliated issuer (cost $6,876,815)	6,876,815
Cash	3,044
Cash denominated in foreign currency (cost $4,939)	4,953
Receivable for investments sold	573,826
Receivable for fund shares sold	1,059,656
Dividends receivable	103,820
Dividend reclaim receivable	14,767
Prepaid expenses and other assets	32,818

Total Assets	48,495,027

LIABILITIES
Payable for investments purchased	1,330,412
Payable for fund shares redeemed	13,097
Payable to investment advisor and other affiliates (Note 4)	9,988
Deferred taxes payable (Note 2)	4,221
Accounts payable and accrued expenses	45,831

Total Liabilities	1,403,549

NET ASSETS	$47,091,478

NET ASSETS CONSIST OF
Undistributed net investment income	$28,002
Net unrealized appreciation on investments	2,474,608
Accumulated net realized gain (loss)	(84,370)
Net capital paid in on shares of beneficial interest	44,673,238

$47,091,478

12    Semi-Annual Report

Statement of Assets and Liabilities, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

NET ASSET VALUE

Class A Shares:
Net asset value and redemption price per share ($ 5,115,166 applicable to 389,694 shares of beneficial interest outstanding - Note 5)	$13.13
Maximum sales charge, 4.50% of offering price	0.62

Maximum offering price per share	$13.75

Class C Shares:
Net asset value and offering price per share* ($ 1,498,870 applicable to 114,985 shares of beneficial interest outstanding - Note 5)	$13.04

Class I Shares:
Net asset value, offering and redemption price per share ($ 40,477,442 applicable to 3,048,929 shares of beneficial interest outstanding - Note 5)	$13.28

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Semi-Annual Report    13

Statement of Operations

Thornburg Better World International Fund	Six Months Ended March 31, 2017

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $19,712)	$286,544
Non-controlled affiliated issuer	18,885

Total Income	305,429

EXPENSES
Investment advisory fees (Note 4)	179,533
Administration fees (Note 4)
Class A Shares	2,467
Class C Shares	679
Class I Shares	7,948
Distribution and service fees (Note 4)
Class A Shares	4,957
Class C Shares	5,454
Transfer agent fees
Class A Shares	13,823
Class C Shares	1,182
Class I Shares	5,269
Registration and filing fees
Class A Shares	12,691
Class C Shares	12,691
Class I Shares	12,823
Custodian fees (Note 2)	47,310
Professional fees	17,907
Accounting fees (Note 4)	393
Trustee fees	454
Other expenses	31,044

Total Expenses	356,625
Less:
Expenses reimbursed by investment advisor (Note 4)	(53,609)
Investment advisory fees waived by investment advisor (Note 4)	(129,312)

Net Expenses	173,704

Net Investment Income	131,725

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments (net of realized capital gain taxes paid of $6,647)	49,156
Foreign currency transactions	(8,077)

41,079

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments (net of change in deferred taxes payable of $1,742)	490,076
Foreign currency translations	(631)

489,445

Net Realized and Unrealized Gain	530,524

Net Increase in Net Assets Resulting from Operations	$662,249

See notes to financial statements.

14    Semi-Annual Report

Statements of Changes in Net Assets

Thornburg Better World International Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016**
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$131,725	$137,184
Net realized gain (loss) on investments, capital gain taxes, and foreign currency transactions	41,079	1,582,461
Net unrealized appreciation (depreciation) on investments, deferred taxes payable, and foreign currency translations	489,445	1,985,163

Net Increase (Decrease) in Net Assets Resulting from Operations	662,249	3,704,808

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class A Shares	(5,961)	(7,285)
Class C Shares	—	(3,171)
Class I Shares	(83,128)	(123,062)
From realized gains
Class A Shares	(177,797)	—
Class C Shares	(45,820)	—
Class I Shares	(1,502,645)	—

FUND SHARE TRANSACTIONS (NOTE 5)
Class A Shares	3,537,592	1,518,080
Class C Shares	701,215	753,057
Class I Shares	13,736,982	24,426,364

Net Increase in Net Assets	16,822,687	30,268,791

NET ASSETS
Beginning of Period	30,268,791	—

End of Period	$47,091,478	$30,268,791

Undistributed (distribution in excess of) net investment income	$28,002	$(14,634)

*	Unaudited.
**	The Fund commenced operations on October 1, 2015.

See notes to financial statements.

Semi-Annual Report    15

Notes to Financial Statements

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on October 1, 2015. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”). Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

16    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$44,222,485

Gross unrealized appreciation on a tax basis	$3,089,157
Gross unrealized depreciation on a tax basis	(609,499)

Net unrealized appreciation (depreciation) on investments (tax basis)	$2,479,658

At March 31, 2017, the Fund had deferred tax basis capital losses occurring subsequent to October 31, 2015 through September 30, 2016 of $17,380. For tax purposes, such capital losses will be recognized in the year ending September 30, 2017.

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$39,825,328	$39,825,328	$—	$—
Short Term Investments	6,876,815	6,876,815	—	—

Total Investments in Securities	$46,702,143	$46,702,143	$—	$—

Liabilities
Other Financial Instruments**
Spot Currency	$1,943	$1,943	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
**	Other Financial Instruments include investments not reflected in the Schedule of Investments, which may include futures, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) on the investment.

Semi-Annual Report    19

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	0.975%
Next $500 million	0.925
Next $500 million	0.875
Next $500 million	0.825
Over $2 billion	0.775

The Fund’s effective management fee for the period ended March 31, 2017 was 0.975% of the Fund’s average net assets (before applicable management fee waiver of $129,312).

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017 the Fund paid $393 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the six months ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares. For the six months ended March 31, 2017, the Distributor has advised the Fund that it earned net commissions aggregating $3,730 from the sale of Class A shares of the Fund, and collected deferred sales charges aggregating $46 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may pay to the Distributor or securities dealers and other financial institutions at the Distributor’s direction an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to Class A and Class C shares of the Fund to obtain various shareholder and distribution related services. For the six months ended March 31, 2017, there were no 12b-1 service plan fees charged for Class I shares. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of the Fund’s shares and shareholder services.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the six months ended March 31, 2017, are set forth in the Statement of Operations

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before April 10, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the six months ended March 31, 2017, the Advisor voluntarily waived Fund level investment advisory fees of $129,312. The Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $15,279 for Class A shares, $12,291 for Class C shares, and $26,039 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 39.25%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)*
	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	275,892	$3,627,966	132,207	$1,665,516
Shares issued to shareholders in reinvestment of dividends	14,253	177,164	515	7,141
Shares repurchased	(20,645)	(267,538)	(12,528)	(154,577)

Net increase (decrease)	269,500	$3,537,592	120,194	$1,518,080

Class C Shares
Shares sold	53,499	$678,262	59,567	$752,758
Shares issued to shareholders in reinvestment of dividends	3,716	45,820	230	3,171
Shares repurchased	(1,812)	(22,867)	(215)	(2,872)

Net increase (decrease)	55,403	$701,215	59,582	$753,057

Class I Shares
Shares sold	1,013,433	$13,170,618	1,992,451	$24,462,178
Shares issued to shareholders in reinvestment of dividends	114,721	1,439,781	6,180	86,279
Shares repurchased	(68,601)	(873,417)	(9,255)	(122,093)

Net increase (decrease)	1,059,553	$13,736,982	1,989,376	$24,426,364

*	The Fund commenced operations on October 1, 2015.

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments) of $30,079,148 and $15,851,934, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.

During the six months ended March 31, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

Semi-Annual Report    21

Notes to Financial Statements, Continued

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), credit risk, social investing risk, real estate investment trusts, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Semi-Annual Report    23

Financial Highlights

    Thornburg Better World International Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS A SHARES
2017(b)(c)	$13.86	— (d)	(0.03)	(0.03)	(0.02)	(0.69)	(0.71)	$13.13	(0.03	)(g)	1.74	(g)	1.74	(g)	3.21	(g)	0.15	50.72	$5,115
2016(c)(e)	$11.94	0.03	2.04	2.07	(0.15)	—	(0.15)	$13.86	0.21		1.83		1.83		7.27	(f)	16.60	180.60	$1,666
CLASS C SHARES
2017(b)	$13.79	(0.03)	(0.03)	(0.06)	—	(0.69)	(0.69)	$13.04	(0.44	)(g)	2.22	(g)	2.22	(g)	5.18	(f)(g)	(0.11)	50.72	$1,499
2016(e)	$11.94	(0.05)	2.04	1.99	(0.14)	—	(0.14)	$13.79	(0.40)		2.38		2.38		13.13	(f)	15.94	180.60	$822
CLASS I SHARES
2017(b)	$13.96	0.06	(0.02)	0.04	(0.03)	(0.69)	(0.72)	$13.28	0.85	(g)	0.80	(g)	0.80	(g)	1.67	(g)	0.62	50.72	$40,477
2016(e)	$11.94	0.10	2.01	2.11	(0.09)	—	(0.09)	$13.96	0.76		1.09		1.09		2.28		17.44	180.60	$27,781

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Sales loads are not reflected in computing total return.
(d)	Net investment income (loss) is less than 0.01%. (e) Fund commenced operations on October 1, 2015.
(f)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(g)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Semi-Annual Report	Semi-Annual Report 25

Expense Example

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1)	transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS A SHARES
Actual	$1,000.00	$1,001.54	$8.67
Hypothetical*	$1,000.00	$1,016.26	$8.74
CLASS C SHARES
Actual	$1,000.00	$998.88	$11.05
Hypothetical*	$1,000.00	$1,013.87	$11.14
CLASS I SHARES
Actual	$1,000.00	$1,006.20	$4.01
Hypothetical*	$1,000.00	$1,020.94	$4.03

†	Expenses are equal to the annualized expense ratio for each class (A: 1.74%; C: 2.22%; I: 0.80%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Semi-Annual Report

Other Information

Thornburg Better World International Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

No proxy voting information is currently available because the Fund commenced operations on October 1, 2015. The Fund expects to begin making annual proxy voting information available in accordance with applicable regulations commencing on or before August 31, 2016. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    27

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

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Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3645

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2    Semi-Annual Report

Semi-Annual Report

Thornburg Capital Management Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739

Semi-Annual Report    3

Letter to Shareholders

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

April 12, 2017

Dear Shareholder:

Thornburg Capital Management Fund (TCMF) was started on July 31, 2015, with the goal of providing superior risk exposures for cash management across the Thornburg family of funds with higher returns and lower costs. Through March 31, 2017, we have generally invested approximately $891 million of Thornburg Investment Trust cash in what we view as high-quality, short-term instruments. With the custodian of the Thornburg Investment Trust funds charging 20 basis points (0.20%) for large cash balances, the annualized distribution yield from the portfolio of 81 basis points (0.81%) represents a significant pick-up in return.

As a reminder to all shareholders, by combining the cash balances of all eligible Thornburg Investment Trust portfolios into a single pool, we seek to reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio. While individual transaction costs appear low (ticketing costs are $6.00 and an additional $6.00 for every maturity), these costs would add up quickly for any Thornburg Fund that maintained its own portfolio of overnight securities. Duplicate trades in different portfolios incur separate charges, and with 11 different eligible portfolios, the multiplier effect on costs would be significant. The creation and the continued management of the Thornburg Capital Management Fund helps illustrate our long-standing culture of efficient capital stewardship, benefiting all eligible portfolios through reduced transaction costs and more efficient management.

All of the Fund’s investments are rated A-1+, A-1, or A-2 by Standard & Poor’s. As of March 31, 2017, 47.9% of the portfolio was invested in instruments with maturities of three days or less. The weighted average maturity of the portfolio, ex-cash was 8.4 days. Microsoft Corp. currently represents our largest single exposure outside of supranationals or U.S. government entities. At the end of the period, this exposure represented 1.80% of the portfolio. Keep in mind that at the investing fund level, this is 1.80% of the cash equivalent position. As an example, if cash equivalents in the investing fund sat at 10%, the investing fund’s Microsoft position would be 0.18%. As we generally expect to have a large pool of assets, we have the ability to purchase a large number of different issues and still expect to have a vast cost advantage versus splitting investments amongst portfolios.

The above figures should give investors a picture of what we believe is a very high-quality, very short-term, very liquid portfolio that is intended to avoid undue fees and provides a notable return over the custodian’s negative 20 basis point (0.20%) penalty rate. We continue to believe that this structure is a significant improvement over a fragmented, costly, less-diversified outcome of investing the cash of each fund separately, and should be a benefit to all of the participating portfolios of Thornburg Investment Trust.

Sincerely,

Jason Brady, CFA	Lon R. Erickson, CFA	Jeff Klingelhofer, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
CEO, President, and Managing Director	Managing Director	Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

4    Semi-Annual Report

Performance Summary

Thornburg Capital Management Fund	March 31, 2017

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	SINCE INCEP.
I Shares (Incep: 7/31/15)	0.56%	0.48%
Citigroup One-Month Treasury Bill Index (Since: 7/31/15)	0.27%	0.20%

30-DAY YIELDS

SEC Yield	0.82%
Annualized Distribution Yield	0.81%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Fund Summary

Glossary

Citigroup One-Month Treasury Bill Index – Measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Annualized Distribution Yield – The distribution yield reflects actual distributions made to shareholders. The annualized distribution yield is calculated by summing the last 30 days of income at a given month end and annualizing to a 360-day year. The result is divided by the ending maximum offering price.

Basis Point (bp) – A unit equal to 1/100th of 1%. 1% = 100 basis points (bps).

SEC Yield – SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

Short-Term Credit Ratings – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Short-term obligation ratings of A-1 (the highest), A-2 and A-3 are investment-grade quality. Ratings of B, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.

Semi-Annual Report    5

Schedule of Investments

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SHORT TERM INVESTMENTS — 99.98%
Ameren Corp., 1.08%, 4/3/2017	$12,000,000	$11,999,280
[a] Anthem, Inc., 1.22%, 4/17/2017	14,000,000	13,992,409
Arizona Public Service Co., 1.02%, 4/3/2017	12,000,000	11,999,320
[a] Autozone, Inc., 1.10%, 4/3/2017	13,000,000	12,999,206
[a] B. A. T. International Finance, 1.17%, 4/4/2017	4,900,000	4,899,522
[a] B. A. T. International Finance, 1.21%, 4/11/2017	5,500,000	5,498,151
[a] B. A. T. International Finance, 1.25%, 4/19/2017	1,600,000	1,599,000
Bank of New York Tri-Party Repurchase Agreement 1.11% dated 3/31/2017 due 4/3/2017, repurchase price $35,003,238 collateralized by 29 corporate debt securities, having an average coupon of 3.83%, a minimum credit rating of BBB-, maturity dates from 4/3/2017 to 8/8/2056, and having an aggregate market value of $37,301,704 at 3/31/2017	35,000,000	35,000,000
[a] Basf Aktiengesellsch, 0.76%, 4/3/2017	13,000,000	12,999,451
[a] Brown-Forman Corp., 0.95%, 4/17/2017	10,000,000	9,995,778
[a] Campbell Soup Co., 0.98%, 4/3/2017	7,200,000	7,199,608
[a] Campbell Soup Co., 1.09%, 4/27/2017	4,800,000	4,796,221
[a] Canadian National Railway, 0.92%, 4/18/2017	5,000,000	4,997,828
[a] Canadian National Railway, 0.92%, 4/27/2017	7,000,000	6,995,349
[a] CBS Corp., 1.15%, 4/27/2017	14,000,000	13,988,372
[a] CenterPoint Energy, Inc., 1.11%, 4/3/2017	12,000,000	11,999,260
[a] Church & Dwight Co., Inc., 1.07%, 4/3/2017	13,000,000	12,999,227
[a] Cintas Corp., 1.07%, 4/3/2017	5,000,000	4,999,703
[a] Cintas Corp., 1.12%, 4/12/2017	7,000,000	6,997,604
[a] Colgate-Palmolive Co., 0.79%, 4/10/2017	13,000,000	12,997,432
[a] Consolidated Edison, Inc., 1.06%, 4/6/2017	12,000,000	11,998,233
[a] CVS Corp., 1.12%, 4/11/2017	12,000,000	11,996,267
[a] Dollar General Corp., 1.13%, 4/11/2017	13,000,000	12,995,808
[a] Edison International, 1.05%, 4/3/2017	12,000,000	11,999,300
[a] Equifax, Inc., 1.12%, 4/10/2017	6,200,000	6,198,264
[a] Experian Finance plc, 1.12%, 4/24/2017	10,000,000	9,992,844
Farmer Mac Discount Note, 0.50%, 4/3/2017	30,000,000	29,999,167
Farmer Mac Discount Note, 0.72%, 4/18/2017	4,900,000	4,898,334
Federal Home Loan Discount Note, 0.535%, 4/3/2017	21,000,000	20,999,376
Federal Home Loan Discount Note, 0.65%, 4/5/2017	1,200,000	1,199,913
Federal Home Loan Discount Note, 0.715%, 4/17/2017	11,000,000	10,996,504
[a] Hasbro, Inc., 1.10%, 4/3/2017	6,090,000	6,089,628
[a] Illinois Tool Works, Inc., 0.82%, 4/3/2017	12,000,000	11,999,453
[a] Intercontinental Exchange, Inc., 0.87%, 4/7/2017	7,000,000	6,998,985
[b] International Bank for Reconstruction & Development Discount Note, 0.55%, 4/3/2017	28,100,000	28,099,141
[b] International Bank for Reconstruction & Development Discount Note, 0.76%, 4/17/2017	15,000,000	14,994,933
[b] International Bank for Reconstruction & Development Discount Note, 0.76%, 4/18/2017	4,000,000	3,998,564
[a] Kansas City Power & Light Co., 1.10%, 4/3/2017	13,000,000	12,999,206
[a] KCP&L Greater Missouri Operations Co., 1.15%, 4/13/2017	1,000,000	999,617
[a] Kentucky Utilities Co., 1.13%, 4/3/2017	10,000,000	9,999,372
[a] Kentucky Utilities Co., 1.13%, 4/7/2017	3,000,000	2,999,435
[a] Kroger Co., 1.10%, 4/3/2017	12,000,000	11,999,267
[a] L’oreal USA, Inc., 0.77%, 4/10/2017	7,835,000	7,833,492
[a] L’oreal USA, Inc., 0.83%, 4/12/2017	6,165,000	6,163,436
[a] Louisville Gas & Electric Co., 1.13%, 4/3/2017	5,000,000	4,999,686
[a] Marriott International, Inc., 1.10%, 4/3/2017	14,000,000	13,999,144
Mattel, Inc., 1.12%, 4/19/2017	13,000,000	12,992,720
[a] McCormick & Co., 1.04%, 4/6/2017	12,000,000	11,998,267
[a] Merck & Co., Inc., 0.81%, 4/12/2017	14,000,000	13,996,535
[a] Microsoft Corp., 0.75%, 4/12/2017	16,000,000	15,996,333
[a] NextEra Energy, Inc., 1.17%, 4/19/2017	10,000,000	9,994,150
Northern Illinois Gas Co., 1.00%, 4/3/2017	13,000,000	12,999,278
[a] Novartis Finance Corp., 0.74%, 4/10/2017	5,500,000	5,498,982
[a] Novartis Finance Corp., 0.84%, 4/24/2017	7,500,000	7,495,975
[a] Oglethorpe Power Corp., 0.95%, 4/17/2017	11,149,000	11,144,293
[a] PepsiCo, Inc., 0.80%, 4/10/2017	5,000,000	4,999,000
[a] PG&E Corp., 0.96%, 4/3/2017	13,000,000	12,999,307
[a] Pinnacle West Capital Corp., 1.10%, 4/3/2017	13,000,000	12,999,206
Potomac Electric Power Co., 1.09%, 4/3/2017	13,000,000	12,999,213
[a] PPL Corp., 1.22%, 4/5/2017	4,000,000	3,999,458
[a] PPL Corp., 1.20%, 4/10/2017	6,600,000	6,598,020
[a] PPL Corp., 1.18%, 4/11/2017	1,400,000	1,399,541
Praxair, Inc., 0.79%, 4/17/2017	13,000,000	12,995,436

6    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
[a] Reckitt Benckiser Co., 0.95%, 4/3/2017	$12,000,000	$11,999,367
[a] Roche Holding, Inc., 0.72%, 4/5/2017	10,200,000	10,199,184
[a] Rockwell Automation, Inc., 1.00%, 4/13/2017	13,000,000	12,995,667
[a] San Diego Gas & Electric Co., 0.87%, 4/3/2017	12,000,000	11,999,420
[a] Siemens Capital Co. LLC, 0.88%, 4/27/2017	12,000,000	11,992,373
Sonoco Products Co., 1.05%, 4/3/2017	13,000,000	12,999,242
South Carolina Electric & Gas, 1.00%, 4/4/2017	4,000,000	3,999,667
[a] Southern Co. Gas, 1.13%, 4/3/2017	13,000,000	12,999,184
[a] Southwestern Public Service Co., 1.08%, 4/3/2017	13,000,000	12,999,220
[a] Spectra Energy Corp., 1.17%, 4/4/2017	12,000,000	11,998,830
[a] Sysco Corp., 1.13%, 4/3/2017	13,000,000	12,999,184
[a] The Home Depot, 0.78%, 4/5/2017	12,000,000	11,998,960
[a] The Stanley Works Co., 1.05%, 4/17/2017	5,600,000	5,597,387
[a] The Western Union Co., 1.10%, 4/4/2017	13,000,000	12,998,808
[a] Tyco Electronics Group S.A., 1.13%, 4/4/2017	12,000,000	11,998,870
[a] Tyson Foods, Inc., 1.25%, 4/27/2017	5,500,000	5,495,035
Union Electric Co., 1.10%, 4/3/2017	13,000,000	12,999,206
United States Treasury Bill, 0.66%, 4/6/2017	22,000,000	21,997,983
United States Treasury Bill, 0.716%, 4/20/2017	11,000,000	10,995,846
[a] Wal-Mart Stores, Inc., 0.76%, 4/10/2017	12,000,000	11,997,720

TOTAL SHORT TERM INVESTMENTS (Cost $890,766,957)		890,766,957

TOTAL INVESTMENTS — 99.98% (Cost $890,766,957)		$890,766,957
OTHER ASSETS LESS LIABILITIES — 0.02%		148,643

NET ASSETS — 100.00%		$890,915,600

Footnote Legend

a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2017, the aggregate value of these securities in the Fund’s portfolio was $601,603,834, representing 67.53% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.

See notes to financial statements.

Semi-Annual Report    7

Statement of Assets and Liabilities

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (cost $890,766,957) (Note 3)	$890,766,957
Cash	189,511
Interest receivable	1,079
Prepaid expenses and other assets	3,471

Total Assets	890,961,018

LIABILITIES
Accounts payable and accrued expenses	45,336
Dividends payable	82

Total Liabilities	45,418

NET ASSETS	$890,915,600

NET ASSETS CONSIST OF
Undistributed net investment income	$23,695
Net capital paid in on shares of beneficial interest	890,891,905

$890,915,600

NET ASSET VALUE
Class I Shares:
Net asset value and redemption price per share ($890,915,600 applicable to 89,091,560 shares of beneficial interest outstanding - Note 5)	$10.00

See notes to financial statements.

8    Semi-Annual Report

Statement of Operations

Thornburg Capital Management Fund	Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME
Interest income	$3,340,275

EXPENSES
Transfer agent fees	1,456
Custodian fees (Note 2)	91,435
Professional fees	26,440
Accounting fees (Note 4)	22,910
Trustee fees	14,100
Other expenses	19,684

Total Expenses	176,025

Net Investment Income	$3,164,250

See notes to financial statements.

Semi-Annual Report    9

Statements of Changes in Net Assets

Thornburg Capital Management Fund

	SIX MONTHS ENDED MARCH 31, 2017*	YEAR ENDED SEPTEMBER 30, 2016
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income	$3,164,250	$7,036,117

Net Increase (Decrease) in Net Assets Resulting from Operations	3,164,250	7,036,117

DIVIDENDS TO SHAREHOLDERS
From net investment income
Class I Shares	(3,164,250)	(7,036,117)

FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	(502,620,654)	(379,323,866)

Net Decrease in Net Assets	(502,620,654)	(379,323,866)

NET ASSETS
Beginning of Period	1,393,536,254	1,772,860,120

End of Period	$890,915,600	$1,393,536,254

Undistributed net investment income	$23,695	$23,695

*	Unaudited.

See notes to financial statements.

10    Semi-Annual Report

Notes to Financial Statements

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital.

The Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Currently, the Fund’s shares are only sold to certain other series of the Trust.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income and any realized and unrealized gains and losses are allocated daily to each outstanding share of the Fund at the beginning of the day (after adjusting for the current capital shares activity of the Fund). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund

Semi-Annual Report    11

Notes to Financial Statements, Continued

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$890,766,957

Net unrealized appreciation (depreciation) on investments (tax basis)	$0

There is no unrealized gain (loss) in the Fund at March 31, 2017 due to all securities with less than 60 days to maturity being valued by the amortized cost method.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee. The Committee is authorized by the Audit Committee to calculate values of commercial paper having a remaining maturity of 60 days or less using amortized cost, subject to regular confirmation of those calculated values using procedures approved by the Audit Committee.

12    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Short Term Investments	$890,766,957	$—	$890,766,957	$—

Total Investments in Securities	$890,766,957	$—	$890,766,957	$—

In accordance with the guidance prescribed in Accounting Standards Update No. 2011-04, it is the policy of the Fund to recognize transfers between levels and the underlying events which caused the movement. The Fund recognized no transfers between levels for the six months ended March 31, 2017.

Semi-Annual Report    13

Notes to Financial Statements, Continued

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the six months ended March 31, 2017, the Fund paid $22,910 to the Advisor for these accounting services. The Advisor provides certain administrative services to the Fund. No fees are charged for those services.

The Fund may sell securities to an affiliated fund or the Fund may purchase securities held by an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the six months ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	SIX MONTHS ENDED		YEAR ENDED
	MARCH 31, 2017 (UNAUDITED)		SEPTEMBER 30, 2016 (AUDITED)
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	421,239,646	$4,212,396,457	1,098,287,670	$10,982,876,709
Shares issued to shareholders in reinvestment of dividends	316,425	3,164,250	703,612	7,036,117
Shares repurchased	(471,818,136)	(4,718,181,361)	(1,136,923,669)	(11,369,236,692)

Net increase (decrease)	(50,262,065)	$(502,620,654)	(37,932,387)	$(379,323,866)

NOTE 6 – INVESTMENT TRANSACTIONS

For the six months ended March 31, 2017, the Fund had no purchase and sale transactions of investments other than short-term investments.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, credit risk, interest rate risk, management risk, market and economic risk, foreign investment risk, diversification risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

14    Semi-Annual Report

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Semi-Annual Report    15

Financial Highlights

    Thornburg Capital Management Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)											RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+		NET REALIZED & UNREALIZED GAIN(LOSS) ON INVESTMENTS		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)		NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS I SHARES
2017(b)	$10.00	0.03		—		0.03		(0.03)	—	(0.03)	$10.00	0.62	(i)	0.03	(i)	0.03	(i)	0.03	(i)	0.31	—	(c)	$890,916
2016	$10.00	0.05		—		0.05		(0.05)	—	(0.05)	$10.00	0.45		0.03		0.03		0.03		0.45	—	(c)	$1,393,536
2015(d)	$10.00	—	(e)	—	(f)	—	(g)	— (h)	—	—	$10.00	0.26	(i)	0.03	(i)	0.03	(i)	0.03	(i)	0.04	—	(c)	$1,772,860

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
(d)	Fund commenced operations on July 31, 2015.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(g)	Net investment income (loss) was less than $0.01 per share.
(h)	Dividends from net investment income per share were less than $(0.01).
(i)	Annualized.
+	Based on weighted average shares outstanding.

See notes to financial statements.

16 Semi-Annual Report	Semi-Annual Report 17

Expense Example

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
Actual	$1,000.00	$1,003.14	$0.17
Hypothetical*	$1,000.00	$1,024.76	$0.17

†	Expenses are equal to the annualized expense ratio of the Fund (I: 0.03%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds which may impose transactional costs. Shareholders of the Fund do not incur transactional costs such as sales charges (loads), redemption fees, or exchange fees.

18    Semi-Annual Report

Other Information

Thornburg Capital Management Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy. A description of the Policy is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg. com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    19

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

20    Semi-Annual Report

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3478

Semi-Annual Report

March 31, 2017

Commencement Date: December 30, 2016

THORNBURG LONG/SHORT EQUITY FUND

Thornburg

INVESTMENT MANAGEMENT

About Thornburg Investment Management

It’s more than what we do. It’s how we do it.

At Thornburg, we are very different in how we think, invest, and are structured. We believe this difference is what makes us successful in helping individuals reach their long-term financial goals.

How we THINK

Flexible Perspective

Our perspective on investment opportunities is more flexible than most, viewing a wide range of opportunities beyond conventional boundaries to find hidden value.

Collaboration

Collectively, we hone ideas via borderless cross-pollination for better judgment and better results.

How we INVEST

Portfolio Construction

Disciplined construction guided more by our convictions than convention.

CONVICTION

Thorough analysis and our relative-value framework lead to conviction in our securities selection.

UNCONVENTIONAL

Active management means we seek the best value for our clients rather than using conventional benchmarks as our starting point.

How we’re STRUCTURED

Structured for Excellence

How we think and how we invest is made possible by how we’re structured.

TEAM APPROACH FAR FROM THE HERD ACCESS & TRANSPARENCY

2    Semi-Annual Report

Semi-Annual Report

Thornburg Long/Short Equity Fund

March 31, 2017

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	THLSX	885-216-689

Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks.

Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Non-diversified funds can be more volatile than diversified funds. Investments in the Fund are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.

Semi-Annual Report    3

Letter to Shareholders

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

April 25, 2017

Dear Fellow Shareholder:

The newest addition to our fund family, Thornburg Long/ Short Equity Fund, was launched on December 30, 2016. The Fund is a conversion of a private hedge fund Thornburg has successfully managed since 2008.

This new Fund applies the same active, focused strategy used in the former hedge fund and leverages the entire Thornburg investment team in the search for long and short investment ideas.

As we mark the new Fund’s first full quarter of performance, we’d like to take this opportunity to both report on portfolio returns while offering more context on the distinct approach we take to pursue our goals in this liquid alternative strategy. References below to the Fund’s performance or portfolio exposures for periods prior to December 30, 2016, are to the performance or exposures of the predecessor hedge fund.

The Fund returned 4.61% (Class I) for the first quarter, compared to a 6.07% increase for the S&P 500 Index. The Morningstar Long/Short Category, returned just 2.91%.

Long and Short Exposure

During the semi-annual period, the Fund averaged gross long exposure of 106% and gross short exposure of 75%, resulting in 31% net long exposure across the portfolio. In our view, a reasonable benchmark for the Fund’s performance is an adjusted S&P 500 Index, which takes the Fund’s average net exposure and multiplies it by the S&P 500 Index return, resulting in a 1.94% return for the benchmark for the quarter. While the S&P 500 Index is the Fund’s benchmark, we would consider our return relative to the adjusted index as a more reasonable measure of our value added each period. For this quarter, our contribution is significant, as our 4.61% return well outpaced the 1.94% return of the adjusted index.

Per Morningstar, our competitors (in their Long/Short Equity category) on average maintain 88% gross long and 33% gross short exposures, with an average net long exposure of 59%. During the period, we maintained a higher total gross exposure (gross long + gross short) but much lower net exposure (31%) compared to category peers. Our relatively lower net exposure, we believe, has provided better downside protection in volatile and downward trending markets. While higher net exposures can boost performance in up markets, it can also contribute to higher beta and greater correlation, which would undercut some of the primary reasons investors use long/short strategies.

With the benefit of good stock selection both on the long and short sides of the portfolio, Fund returns have remained competitive with broad equity indices, despite eight consecutive years of rising equity markets. Our goal is to keep pace with broad equity indices over a full market cycle with significantly lower volatility. We generally seek to maintain a net long exposure of 30%-50% to aid in managing the Fund’s share price volatility. We aim to use active stock selection to bridge the gap between returns generated by our beta (we expect 0.3–0.5x the equity index return) and the overall market return over the long term. Should we see a significant pull back in the broad markets, we believe our low net exposure should significantly aid our returns relative to both the benchmark and our Morningstar peers.

During the most recent quarter, the Fund’s long book contributed to absolute return, while the short book detracted. On a relative basis, our long book well outperformed the S&P 500 Index, while our short book marginally underperformed (i.e., the total return of our short book was slightly higher than the index return for the quarter). This is a reversal of our results over the last three years where our long equities have lagged but our shorts have generated significant alpha. When we short securities, we are first focused on generating alpha, and second on providing a hedge (i.e., to mitigate factor risks that can arise from our bottom-up fundamental stock selection).

A Word about Our Baskets

To construct our portfolio, we employ a six-basket approach (three baskets on the long side and three baskets on the short side), which we believe diversifies both the long and short books among select and distinctly different companies.

On the long side, the Fund seeks positions in investments that we believe will grow over time, and which we believe are trading below their long-term value. We categorize long equity positions in three baskets:

•	Growth Industry Leaders: Firms with top positions in growing markets.

•	Consistent Growers: Companies that generally exhibit steady earnings or revenue growth, or both.

•	Emerging Growth Companies: Names that are addressing a new market or carving out a niche in an existing one.

In considering short book opportunities, we look for companies we believe are overvalued (or to hedge against the Fund’s long exposures). Here too, we apply a three-basket portfolio construct:

•	Cycle Victims: Cyclical companies that could be facing deteriorating industry dynamics or risks specific to the company or industry.

•	Stumbling Stalwarts: Firms that once exhibited steady earnings or revenue growth, but we expect to decline due to technological changes, weakening business economics, or other factors.

•	Falling Stars: Fast-growing businesses with premium valuations that we expect to decline because of approaching market saturation, increasing competition, or other factors.

4    Semi-Annual Report

Letter to Shareholders,

Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

Top Contributors

Long Book

Grand Canyon Education, Inc.

Grand Canyon Education, Inc. provides brick and mortar and online education services, offering graduate and undergraduate degree programs. We continue to view Grand Canyon as an underappreciated quality holding with a differentiated model within the troubled for-profit education space. Recent results suggested an acceleration in online new enrollments driven in part by investment in brand advertising. We have trimmed our position in Grand Canyon somewhat since quarter end, as the stock began to approach our target price.

Activision Blizzard, Inc.

Activision Blizzard, Inc. is a videogame studio. As game console capabilities improve, fewer companies can make the upfront investments required to fund new game development. Activision’s entertainment network has nearly 500 million monthly active users in 196 countries. As more game players are connected to each other and the company during game play, revenue monetization opportunities are proliferating.

Facebook, Inc.

Facebook, Inc. is the leading global social network. “Old” and new Facebook applications remain relevant with their customers as users and engagement increase on the Facebook platform, while “newer” Facebook-owned platforms, such as Instagram, Messenger and WhatsApp, grow users at a faster pace. As advertising dollars move online from traditional forms of media, Facebook stands to gain greater share of global advertising spend.

Ardagh Group S.A.

Ardagh Group S.A. is a packaging company focused on metal and glass packaging for the food and beverage industry. The company made its equity market debut during the quarter with a successful initial public offering.

Netflix, Inc.

Netflix, Inc. is the leading subscription video-on-demand streaming company in the world. After selling shares as we approached a price target in late 2015/early 2016, value investing patriarch Ben Graham’s iconic “Mr. Market” gave us the chance to repurchase the stock in August of 2016 at a lower price following a mixed earnings report. While the share price of Netflix moves around a lot, our calculation of the intrinsic value of the business isn’t nearly as volatile. We have taken advantage of the volatility of the share price to add value for Fund investors since our initial purchase in early 2014.

Short Book

None of our top five contributors were short positions during the quarter.

Top Detractors

Long Book

Marin Software, Inc.

Marin Software, Inc. was a long-time holding of the Fund. Marin is an independent provider of software to help customers measure and manage their online advertising spend. Marin has struggled over the years to consolidate internally developed and acquired software platforms to help clients manage spend on search, display, and social. We had long believed that an independent (NOT Google or Facebook), reasonably priced tool would be of value to advertisers and that the $8 billion of annualized advertising spend flowing through their platform each year was worth much more than Marin’s market implied Enterprise Value. A CEO shakeup, very weak revenue guidance and fundamental deterioration for 2017 led us to sell this investment—in the end, a disappointing long-term holding for the Fund.

Short Book

Oriflame Holdings AG

Oriflame Holdings AG is a Swedish company that sells cosmetics directly to consumers in Europe, Asia, Latin America and Africa. Recently, the company has been able to grow sales in new regions despite continued declines in its sales force across its core Eastern European markets. The stock appreciated on this potential new growth driver compensating for declines in traditional business areas.

Advanced Micro Devices

Advanced Micro Devices shares increased during the quarter on anticipation that AMD will successfully gain market share from Intel and Nvidia through new product launches. While we trimmed our short position during the quarter for risk management purposes, we continue to believe that AMD has under-invested in research and development (R&D) compared to rivals and that current valuation levels factor in a sharp improvement in AMD’s market share, which we believe will prove elusive.

Mixi Inc.

Mixi’s key mobile game franchise, Monster Strike, showed signs of stability in the quarter after slowing in 2016. The stock appreciated on the potential extension of revenues from this game.

Arista Networks

Arista Networks is a software-driven cloud networking company. Shares increased during the quarter due to a better-than-expected earnings report. Our short thesis on Arista has been predicated on a slowdown in revenue growth driven by white-box cannibalization, increased competition, and legal disruptions. We trimmed this position during the quarter for risk management purposes.

Semi-Annual Report    5

Letter to Shareholders,

Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

Select Long Positions Added this Quarter

Palo Alto Networks

Palo Alto Networks is a leading network-security company. We believe network security is increasingly important to companies all over the world and that Palo Alto has a strong competitive advantage in supplying these services. The stock traded lower as sales growth and forecasts have missed expectations recently. We believe this is in part due to the transition of their revenue model from up-front license fees to subscriptions. Stock weakness gave us an opportunity to add this fast-growing company to the Emerging Growth basket of our long portfolio during the quarter.

Kose Corp.

Kose Corp. is a leading Japanese cosmetics company. We are excited about their consistent market share gains in their home market. We also believe their fast-growing U.S. cosmetics brand, Tarte, is underappreciated.

Akorn, Inc.

Akorn, Inc. is a niche pharmaceutical company with specialized manufacturing and R&D capabilities in alternative dosage forms including injectables and opthalmics. Akorn is less levered than peers and competes in less competitive, hard-to-manufacture spaces, which results in higher margins. Shortly after purchase, AKRX received FDA clearance on their injectable manufacturing facility in Lake Charles, IL, removing a significant overhang by providing the company a long runway to grow revenues from their development pipeline.

Conclusion

We are pleased with the results of our new fund’s inaugural quarter, yet the portfolio is designed to truly shine over a longer, full market cycle. And for the eight-plus years history of its predecessor fund, we saw this happen. Now available to the general public, the Fund has an exciting opportunity to offer our distinct fundamental, bottom-up approach to the long/short space to a wider range of investors—ideally adding alpha to a diversified portfolio while seeking less volatility than the overall market.

Thank you for your trust and confidence.

Sincerely,

Connor Browne, CFA

Portfolio Manager

Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.

6    Semi-Annual Report

Performance Summary

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1-YR	3-YR	5-YR	SINCE INCEP. (2/1/08)
Class I Shares	12.18%	4.51%	8.49%	6.77%
S&P 500 Index	17.17%	10.37%	13.30%	8.40%

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. There is no sales charge for Class I shares.

As disclosed in the most recent prospectus, the total annual fund operating expenses are as follows: I shares, 3.01%. Thornburg Investment Management and/or Thornburg Securities Corporation have contractually agreed to waive fees and reimburse expenses through at least February 1, 2018, for some of the share classes, resulting in net expense ratios of the following: I shares, 2.74%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.

Performance prior to 12/30/2016 is from the predecessor fund, which was managed in a materially equivalent manner to the Thornburg Long/Short Equity Fund. The predecessor fund was not a registered mutual fund and was not subject to the same investment restrictions as the Long/Short Equity Fund. If the predecessor fund had been registered under the 1940 Act, the performance may have been different.

Glossary

The S&P 500 Index is an unmanaged broad measure of the U.S. stock market.

The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Alpha – A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio performed better than its beta would predict. In contrast, a negative alpha indicates under-performance, given the expectations established by the beta.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Morningstar Long/Short Equity Category – Long/short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

Semi-Annual Report    7

Fund Summary

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

OBJECTIVES AND STRATEGIES

The Fund seeks long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

The Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. While the Fund normally expects to invest a larger portion of its portfolio in long positions than short positions, the Fund expects to invest a significant portion of its assets in short positions.

SECTOR ALLOCATION

Health Care	9.1%
Consumer Discretionary	8.5%
Consumer Staples	5.1%
Information Technology	4.3%
Financials	4.1%
Energy	3.4%
Utilities	0.1%
Real Estate	-0.3%
Telecommunication Services	-0.4%
Industrials	-1.2%
Materials	-2.2%
Miscellaneous	0.0%

PORTFOLIO EXPOSURE

	1Q17	4Q16
Gross Long	106.3%	110.9%
Gross Short	-75.6%	-79.5%
Net Equity	30.7%	30.7%

ASSETS BY GEOGRAPHY

	LONG	SHORT
United States	96.7%	-61.9%
Ex-U.S.	9.6%	-13.7%

There is no guarantee that the Fund will meet its investment objectives.

All portfolio information is subject to change.

Thornburg adjusts the characteristics of certain derivatives to, in our investment team’s opinion, more accurately reflect their market exposure.

TOP TEN LONG HOLDINGS

Grand Canyon Education, Inc.	9.2%
Gilead Sciences, Inc.	5.4%
Facebook, Inc.	5.1%
Wal-Mart Stores, Inc.	4.9%
Activision Blizzard, Inc.	4.7%
Alphabet, Inc.	4.3%
Netflix, Inc.	4.3%
Medtronic plc	4.1%
Amazon.com, Inc.	4.0%
Assured Guaranty Ltd.	3.9%

8    Semi-Annual Report

Schedule of Investments

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
COMMON STOCK — 102.74%
CAPITAL GOODS — 1.95%
Machinery — 1.95%
[c] Allison Transmission Holdings, Inc.	26,123	$941,995

		941,995

COMMERCIAL & PROFESSIONAL SERVICES — 1.74%
Commercial Services & Supplies — 1.74%
Covanta Holding Corp.	53,583	841,253

		841,253

CONSUMER DURABLES & APPAREL — 4.80%
Household Durables — 2.83%
[a,c] TRI Pointe Homes, Inc.	109,235	1,369,807
Leisure Products — 1.97%
[c] Callaway Golf Co.	85,927	951,212

		2,321,019

CONSUMER SERVICES — 10.80%
Diversified Consumer Services — 10.80%
[a,c] Grand Canyon Education, Inc.	62,187	4,453,211
[a] Nord Anglia Education, Inc.	30,449	771,578

		5,224,789

DIVERSIFIED FINANCIALS — 8.94%
Capital Markets — 5.65%
Apollo Global Management, LLC	48,300	1,174,656
Oaktree Capital Group, LLC	34,400	1,558,320
Mortgage Real Estate Investment Trusts — 3.29%
[c] PennyMac Mortgage Investment Trust	89,701	1,592,193

		4,325,169

ENERGY — 3.16%
Oil, Gas & Consumable Fuels — 3.16%
Devon Energy Corp.	15,600	650,832
Teekay LNG Partners LP	50,100	879,255

		1,530,087

FOOD & STAPLES RETAILING — 4.86%
Food & Staples Retailing — 4.86%
[c] Wal-Mart Stores, Inc.	32,602	2,349,952

		2,349,952

FOOD, BEVERAGE & TOBACCO — 2.02%
Food Products — 2.02%
[c] The Kraft Heinz Co.	10,790	979,840

		979,840

HEALTH CARE EQUIPMENT & SERVICES — 6.43%
Health Care Equipment & Supplies — 4.58%
[a] Avinger, Inc.	112,831	214,379
Medtronic plc	24,848	2,001,755
Health Care Providers & Services — 1.85%
[a] Envision Healthcare Corp.	14,586	894,413

		3,110,547

HOUSEHOLD & PERSONAL PRODUCTS — 2.19%
Personal Products — 2.19%
KOSE Corp.	11,700	1,058,286

		1,058,286

INSURANCE — 3.86%
Insurance — 3.86%
[c] Assured Guaranty Ltd.	50,370	1,869,231

		1,869,231

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 13.29%
Biotechnology — 7.38%
[c] Gilead Sciences, Inc.	38,687	2,627,621
[a,c] Seattle Genetics, Inc.	15,007	943,340

Semi-Annual Report    9

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Pharmaceuticals — 5.91%
[a,c] Akorn, Inc.	57,300	$1,379,784
[c] Phibro Animal Health Corp.	52,807	1,483,877

		6,434,622

REAL ESTATE — 1.73%
Equity Real Estate Investment Trusts — 1.73%
Fibra Uno Administracion S.A. de C.V.	490,800	839,136

		839,136

RETAILING — 12.61%
Internet & Direct Marketing Retail — 11.62%
[a,c] Amazon.com, Inc.	2,206	1,955,707
[c] Expedia, Inc.	12,452	1,571,069
[a,c] Netflix, Inc.	14,190	2,097,424
Specialty Retail — 0.99%
Office Depot, Inc.	102,300	477,230

		6,101,430

SOFTWARE & SERVICES — 15.48%
Information Technology Services — 1.30%
[a] Cognizant Tech Solutions Corp.	10,551	627,995
Internet Software & Services — 9.44%
[a,c] Alphabet, Inc. Class C	2,531	2,099,616
[a,c] Facebook, Inc.	17,400	2,471,670
Software — 4.74%
[c] Activision Blizzard, Inc.	45,989	2,293,012

		7,492,293

TECHNOLOGY HARDWARE & EQUIPMENT — 7.12%
Communications Equipment — 7.12%
[a] ARRIS International plc	28,824	762,395
Nokia Oyj	152,640	819,067
[a] Palo Alto Networks, Inc.	8,187	922,511
[a,c] ViaSat, Inc.	14,800	944,536

		3,448,509

TELECOMMUNICATION SERVICES — 1.77%
Diversified Telecommunication Services — 1.77%
[a] Level 3 Communications, Inc.	14,934	854,523

		854,523

TOTAL COMMON STOCK (Cost $39,280,109)		49,722,681

COMMON STOCK SOLD SHORT — (75.69)%
AUTOMOBILES & COMPONENTS — (2.48)%
Auto Components — (2.48)%
The Goodyear Tire & Rubber Co.	(33,341)	(1,200,276)

		(1,200,276)

BANKS — (4.05)%
Banks — (2.03)%
Westamerica Bancorporation	(17,600)	(982,608)
Thrifts & Mortgage Finance — (2.02)%
[a] Bofi Holding, Inc.	(37,502)	(979,927)

		(1,962,535)

CAPITAL GOODS — (5.02)%
Construction & Engineering — (1.00)%
EMCOR Group, Inc.	(7,725)	(486,289)
Machinery — (1.97)%
KONE Oyj	(21,731)	(954,197)
Trading Companies & Distributors — (2.05)%
W.W. Grainger, Inc.	(4,256)	(990,626)

		(2,431,112)

CONSUMER DURABLES & APPAREL — (4.10)%
Household Durables — (4.10)%
Tupperware Brands Corp.	(18,484)	(1,159,316)

10    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
Garmin Ltd.	(16,100)	$(822,871)

		(1,982,187)

CONSUMER SERVICES — (4.03)%
Hotels, Restaurants & Leisure — (4.03)%
Sonic Corp.	(38,366)	(972,962)
Darden Restaurants, Inc.	(11,700)	(978,939)

		(1,951,901)

DIVERSIFIED FINANCIALS — (6.60)%
Capital Markets — (4.34)%
FactSet Research Systems, Inc.	(6,099)	(1,005,786)
Financial Engines, Inc.	(25,150)	(1,095,283)
Consumer Finance — (2.26)%
[a] Credit Acceptance Corp.	(5,471)	(1,090,972)

		(3,192,041)

FOOD & STAPLES RETAILING — (1.95)%
Food & Staples Retailing — (1.95)%
Colruyt SA	(19,202)	(942,705)

		(942,705)

HEALTH CARE EQUIPMENT & SERVICES — (6.61)%
Health Care Equipment & Supplies — (4.64)%
ResMed, Inc.	(16,314)	(1,174,118)
[a] Haemonetics Corp.	(26,375)	(1,070,034)
Health Care Providers & Services — (1.97)%
[a] Select Medical Holdings Corp.	(71,400)	(953,190)

		(3,197,342)

HOUSEHOLD & PERSONAL PRODUCTS — (2.10)%
Personal Products — (2.10)%
Oriflame Holding AG	(25,443)	(1,018,214)

		(1,018,214)

MATERIALS — (2.25)%
Chemicals — (2.25)%
Orica Ltd.	(80,955)	(1,088,553)

		(1,088,553)

MEDIA — (2.30)%
Media — (2.30)%
[a] E.W. Scripps Co.	(47,500)	(1,113,400)

		(1,113,400)

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — (4.18)%
Biotechnology — (2.25)%
[a] Myriad Genetics, Inc.	(56,615)	(1,087,008)
Life Sciences Tools & Services — (1.93)%
[a] PAREXEL International Corp.	(14,812)	(934,785)

		(2,021,793)

REAL ESTATE — (2.12)%
Equity Real Estate Investment Trusts — (2.12)%
Extra Space Storage, Inc.	(13,794)	(1,026,136)

		(1,026,136)

RETAILING — (6.95)%
Internet & Direct Marketing Retail — (1.96)%
PetMed Express, Inc.	(47,100)	(948,594)
Specialty Retail — (4.99)%
The Children’s Place, Inc.	(10,013)	(1,202,061)
[a] Dufry AG	(7,949)	(1,211,019)

		(3,361,674)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — (2.63)%
Semiconductors & Semiconductor Equipment — (2.63)%
[a] Advanced Micro Devices, Inc.	(87,390)	(1,271,525)

		(1,271,525)

Semi-Annual Report    11

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

	SHARES/ PRINCIPAL AMOUNT	VALUE
SOFTWARE & SERVICES — (11.77)%
Information Technology Services — (2.05)%
Paychex, Inc.	(16,820)	$(990,698)
Internet Software & Services — (2.90)%
mixi, Inc.	(29,200)	(1,405,838)
Software — (6.82)%
[a] Ellie Mae, Inc.	(11,921)	(1,195,319)
Fair Isaac Corp.	(8,620)	(1,111,549)
Microsoft Corp.	(15,100)	(994,486)

		(5,697,890)

TECHNOLOGY HARDWARE & EQUIPMENT — (4.34)%
Communications Equipment — (4.34)%
ADTRAN, Inc.	(45,400)	(942,050)
[a] Arista Networks, Inc.	(8,765)	(1,159,347)

		(2,101,397)

TELECOMMUNICATION SERVICES — (2.21)%
Diversified Telecommunication Services — (2.21)%
Cogent Communications Holdings, Inc.	(24,839)	(1,069,319)

		(1,069,319)

TOTAL COMMON STOCK SOLD SHORT (Proceeds $32,908,249)		(36,630,000)

PREFERRED STOCK — 1.38%
BANKS — 1.38%
Banks — 1.38%
GMAC Capital Trust I Pfd, 8.125%	26,238	667,232

TOTAL PREFERRED STOCK (Cost $623,152)		667,232

EXCHANGE-TRADED FUNDS SOLD SHORT — (0.77)%
[a] Direxion Daily Developed Markets Bear 3X	(550)	(10,648)
[a] Direxion Daily Emerging Markets Bear 3X	(4,595)	(79,723)
[a] Direxion Daily Energy Bear 3X	(2,677)	(30,438)
[a] Direxion Daily Financial Bear 3X	(3,601)	(69,679)
[a] Direxion Daily S&P 500 Bear 3X	(1,330)	(12,050)
[a] Direxion Daily Semiconductors Bear 3X	(332)	(2,477)
[a] Direxion Daily Small Cap Bear 3X	(255)	(4,600)
[a] iPath S&P 500 VIX Short-Term Futures ETN	(7,340)	(115,899)
[a] ProShares UltraPro Short MidCap400	(2,550)	(37,714)
[a] ProShares UltraPro Short QQQ	(221)	(8,188)

TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $5,530,028)		(371,416)

SHORT TERM INVESTMENTS — 39.30%
[b] Thornburg Capital Management Fund	1,901,874	19,018,736

TOTAL SHORT TERM INVESTMENTS (Cost $19,018,736)		19,018,736

TOTAL INVESTMENTS — 66.96% (Cost $20,483,720)		$32,407,233
OTHER ASSETS LESS LIABILITIES — 33.04%		15,988,924

NET ASSETS — 100.00%		$48,396,157

12    Semi-Annual Report

Schedule of Investments, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

Footnote Legend

a	Non-income producing.
b	Investment in Affiliates – Shown below are holdings of voting securities of each portfolio company which is considered “affiliated” to the Fund under the Investment Company Act of 1940, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

ISSUER	SHARES/PRINCIPAL SEPTEMBER 30, 2016		GROSS ADDITIONS	GROSS REDUCTIONS	SHARES/PRINCIPAL MARCH 31, 2017	MARKET VALUE MARCH 31, 2017	INVESTMENT INCOME	REALIZED GAIN (LOSS)
Thornburg Capital Management Fund	—	*	3,692,496	1,790,622	1,901,874	$19,018,736	$45,171	$—

Total non-controlled affiliated issuers - 39.30% of net assets						$19,018,736	$45,171	$—

*	The Fund commenced operations on December 30, 2016.
c	All or a portion of the security is pledged as collateral for securities sold short. At March 31, 2017, the value of securities pledged was $27,109,848. An additional $15,946,811 in cash has been segregated for collateral on securities sold short.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

Pfd	Preferred Stock

See notes to financial statements.

Semi-Annual Report    13

Statement of Assets and Liabilities

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

ASSETS
Investments at value (Note 3)
Non-affiliated issuers (cost $39,903,261)	$50,389,913
Non-controlled affiliated issuer (cost $19,018,736)	19,018,736
Cash segregated as collateral on securities sold short	15,946,811
Receivable for investments sold	183,058
Dividends receivable	73,666
Dividend and interest reclaim receivable	263
Prepaid expenses and other assets	32,644

Total Assets	85,645,091

LIABILITIES
Securities sold short (proceeds $38,438,277)	37,001,416
Payable for investments purchased	137,776
Payable to investment advisor and other affiliates (Note 4)	20,261
Payable for short sale financing	32,313
Dividends payable for short sales	57,168

Total Liabilities	37,248,934

NET ASSETS	$48,396,157

NET ASSETS CONSIST OF
Undistributed net investment income	$10,469,312
Net unrealized appreciation on investments	11,923,565
Accumulated net realized gain (loss)	198,697
Net capital paid in on shares of beneficial interest	25,804,583

$48,396,157

NET ASSET VALUE

Class I Shares:
Net asset value, offering and redemption price per share ($48,396,157 applicable to 4,635,217 shares of beneficial interest outstanding - Note 5)	$10.44

See notes to financial statements.

14    Semi-Annual Report

Statement of Operations

Thornburg Long/Short Equity Fund	Period Ended March 31, 2017*

INVESTMENT INCOME
Dividend income
Non-affiliated issuers (net of foreign taxes withheld of $ 495)	$180,611
Non-controlled affiliated issuer	45,171

Total	225,782

EXPENSES
Investment advisory fees (Note 4)	152,282
Administration fees (Note 4)
Class I Shares	6,091
Transfer agent fees
Class I Shares	2,760
Registration and filing fees
Class I Shares	8,850
Dividend expense on securities sold short	164,542
Short sale financing fees	116,792
Custodian fees (Note 2)	14,720
Professional fees	75,150
Accounting fees (Note 4)	184
Trustee fees	460
Other expenses	7,719

Total Expenses	549,550
Less:
Expenses reimbursed by investment advisor (Note 4)	(82,914)

Net Expenses	466,636

Net Investment Loss	(240,854)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	(990,020)
Foreign currency transactions	22,156

(967,864)

Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuer investments	3,242,394
Foreign currency translations	52

3,242,446

Net Realized and Unrealized Gain	2,274,582

Net Increase in Net Assets Resulting from Operations	$2,033,728

*	For the unaudited period from commencement of operations on December 30, 2016 through March 31, 2017.

See notes to financial statements.

Semi-Annual Report    15

Statement of Changes in Net Assets

Thornburg Long/Short Equity Fund

PERIOD ENDED MARCH 31, 2017*
INCREASE (DECREASE) IN NET ASSETS FROM

OPERATIONS
Net investment income (loss)	$(240,854)
Net realized gain (loss) on investments and foreign currency transactions	(967,864)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	3,242,446

Net Increase (Decrease) in Net Assets Resulting from Operations	2,033,728

FUND SHARE TRANSACTIONS (NOTE 5)
Class I Shares	(263,309)

Net Increase in Net Assets	1,770,419

NET ASSETS
Beginning of Period	46,625,738

End of Period	$48,396,157

Undistributed net investment income	$10,469,312

*	For the unaudited period from commencement of operations on December 30, 2016 through March 31, 2017.

See notes to financial statements.

16    Semi-Annual Report

Notes to Financial Statements

Thornburg Long/Short Equity Fund	March 31, 2017

NOTE 1 – ORGANIZATION

Thornburg Long/Short Equity Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 30, 2016. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation.

Effective December 30, 2016, the assets of Thornburg Partners Fund, L.P., a private investment vehicle for which Thornburg Investment Management, Inc. served as general partner and investment advisor (the “Partnership”), were transferred to the Fund, in exchange for which the Fund delivered to the Partnership Class I shares of beneficial interest of the Fund, and assumed certain liabilities of the Partnership. The net assets that the Fund received from the Partnership in the transaction had a value of $46,625,738 at the time of the transaction. The Partnership received 4,662,559 Class I shares of the Fund, each with a NAV per share of $10.00. Those Class I shares were distributed in pro rata amounts to the partners of the Partnership, and the Partnership was subsequently dissolved. The investment policies and restrictions of the Fund are in all material respects equivalent to those of the Partnership, except that the Partnership was not registered as an investment company under the Investment Company Act of 1940 and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed on registered investment companies by the 1940 Act or the Internal Revenue Code of 1986. The Fund’s portfolio management team is the same as the Partnership’s portfolio management team.

The Fund currently offers one class of shares of beneficial interest: Class I. This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.

Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.

Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.

Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Fund. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Interest Income on the Statement of Operations.

Custodian Fees: Custodian fees disclosed in the Statement of Operations may include interest expenses incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on any such cash overdraft at a rate equal to 2.50% of the overdraft amount in excess of $50,000.

Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.

Semi-Annual Report    17

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

Short Sales: A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss.

Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign investments, it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments.

Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.

The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the financial statements.

18    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

At March 31, 2017, information on the tax components of capital was as follows:

Cost of investments for tax purposes	$20,483,720

Gross unrealized appreciation on a tax basis	$17,980,204
Gross unrealized depreciation on a tax basis	(6,056,691)

Net unrealized appreciation (depreciation) on investments (tax basis)	$11,923,513

Foreign Withholding Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Fund would expect to record a receivable for such a reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention. To date the Fund has recorded no such receivable because there is limited precedent for collecting such prior year reclaims and the likelihood of collection remains uncertain.

Deferred Foreign Capital Gain Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements.

NOTE 3 – SECURITY VALUATION

Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.

The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor ( the “Advisor”) to assist the Trustees in obtaining market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.

In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market

Semi-Annual Report     19

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.

Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider merits review for significant reasons, the Committee decides whether or not to use the valuation calculated by the pricing service provider or to use an alternative method approved by the Audit Committee to calculate a fair value for the obligation.

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares. Futures contracts and other financial and derivative instruments traded on an exchange are valued at the latest published price for the instrument on its primary exchange. Listed options are valued at the last bid price.

Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.

Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:

Level 1: Quoted prices in active markets for identical investments.

Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).

Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are characterized as Level 2 within the valuation hierarchy.

On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.

In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment, and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.

Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.

The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of March 31, 2017. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:

20    Semi-Annual Report

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

	FAIR VALUE MEASUREMENTS AT MARCH 31, 2017
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$49,722,681	$49,722,681	$—	$—
Preferred Stock	667,232	667,232
Short Term Investments	19,018,736	19,018,736	—	—

Total Investments in Securities	$69,408,649	$69,408,649	$—	$—

Liabilities
Investments in Securities Sold Short*
Common Stock	$(36,630,000)	$(36,630,000)	$—	$—
Exchange–Traded Funds	(371,416)	(371,416)

Total Investments in Securities	$(37,001,416)	$(37,001,416)	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).

In accordance with the guidance prescribed in ASU No. 2011-04, it is the policy of the Fund to recognize transfers between levels and those underlying events which caused the movement. The Fund recognized no transfers between Levels 1 and 2 for the period ended March 31, 2017, other than when the Fund exceeded market volatility thresholds for foreign equity investments during the period.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund for which the fees are payable at the end of each month. Under the investment advisory agreement, the Fund pays the Advisor a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Management Fee Schedule

DAILY NET ASSETS	FEE RATE
Up to $500 million	1.250%
Next $500 million	1.200
Next $1 billion	1.150
Over $2 billion	1.100

The Fund’s effective management fee for the period ended March 31, 2017 was 1.25% of the Fund’s average net assets.

The Fund pays to the Advisor the costs of personnel who perform certain accounting services for the Fund. For the period ended March 31, 2017, the Fund paid $184 to the Advisor for these accounting services. The Trust has also entered into administrative service agreements with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. Total administrative service fees incurred by each class of shares of the Fund for the period ended March 31, 2017, are set forth in the Statement of Operations.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Fund’s shares.

The Advisor and Distributor have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual expenses of certain share classes do not exceed levels as specified in the Fund’s most recent prospectus. The agreement may be terminated by the Fund at any time, but may not be terminated by the Advisor or Distributor before February 1, 2018, unless the Advisor ceases to be the investment advisor to the Fund or the Distributor ceases to be the distributor of the Fund prior to that date. The Advisor and Distributor may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the contractual limit during that year.

For the period ended March 31, 2017, the Advisor contractually reimbursed certain class specific expenses, administrative fees, and distribution fees of $82,914 for Class I shares.

Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

Semi-Annual Report     21

Notes to Financial Statements, Continued

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

The percentage of direct investments in the Fund held by the Trustees and Officers of the Trust and the Advisor is approximately 69.03%.

The Fund may purchase or sell securities from, or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the period ended March 31, 2017, the Fund had no transactions with affiliated funds.

NOTE 5 – SHARES OF BENEFICIAL INTEREST

At March 31, 2017, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	PERIOD ENDED MARCH 31, 2017 (UNAUDITED)*
	SHARES	AMOUNT
Class I Shares
Shares sold	137,371	$1,403,735
Shares issued to shareholders in reinvestment of dividends	—	—
Shares repurchased	(164,728)	(1,667,044)

Net increase (decrease)	(27,357)	$(263,309)

*	The Fund commenced operations on December 30, 2016.

NOTE 6 – INVESTMENT TRANSACTIONS

For the period ended March 31, 2017, the Fund had purchase and sale transactions of investments (excluding short-term investments and securities transferred from the Partnership) of $18,208,987 and $20,772,624, respectively.

NOTE 7 – DERIVATIVE FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815. Additionally, the Fund’s risk of loss may exceed the amounts recognized on the Statement of Assets and Liabilities.
During the period ended March 31, 2017, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.

OTHER NOTES

Risks: The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, risks affecting specific issuers, liquidity risk, the risks associated with investments in small- and mid-cap companies and non-U.S. issuers (including developing country issuers), short sale risk, diversification risk, derivatives risk, credit risk, and interest rate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.

Subsequent Events: Fund management believes no events have occurred between March 31, 2017 and the date of issuance of the financial statements that require adjustment to or disclosure in the accompanying financial statements.

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Semi-Annual Report    23

Financial Highlights

    Thornburg Long/Short Equity Fund

	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)								RATIOS TO AVERAGE NET ASSETS								SUPPLEMENTAL DATA
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPT. 30,	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)+	NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DIVIDENDS FROM NET REALIZED GAINS	TOTAL DIVIDENDS	NET ASSET VALUE END OF PERIOD	NET INVESTMENT INCOME (LOSS) (%)		EXPENSES, AFTER EXPENSE REDUCTIONS (%)		EXPENSES, AFTER EXPENSE REDUCTIONS AND NET OF CUSTODY CREDITS (%)		EXPENSES, BEFORE EXPENSE REDUCTIONS (%)		TOTAL RETURN (%)(a)	PORTFOLIO TURNOVER RATE (%)(a)	NET ASSETS AT END OF PERIOD (THOUSANDS)
CLASS I SHARES
2017(b)(c)	$10.00	(0.05)	0.49	0.44	—	—	—	$10.44	(1.98	)(d)	1.50	(d)	1.50	(d)	4.49	(d)(e)	4.40	20.13	$48,396

(a)	Not annualized for periods less than one year.
(b)	Unaudited Six Month Period Ended March 31.
(c)	Fund commenced operations on December 30, 2016.
(d)	Annualized.
(e)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratio would have been 2.18%.
+	Based on weighted average shares outstanding.

See notes to financial statements.

24 Semi-Annual Report	Semi-Annual Report 25

Expense Example

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on a $1,000 investment beginning on October 1, 2016, and held until March 31, 2017.

	BEGINNING ACCOUNT VALUE 10/1/16	ENDING ACCOUNT VALUE 3/31/17	EXPENSES PAID DURING PERIOD† 10/1/16–3/31/17
CLASS I SHARES
Actual	$1,000.00	$1,044.00	$7.64
Hypothetical*	$1,000.00	$1,017.45	$7.54

†	Expenses are equal to the annualized expense ratio for Class I (1.50%) multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES

For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26    Semi-Annual Report

Other Information

Thornburg Long/Short Equity Fund	March 31, 2017 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg. com/download or upon request by calling 1-800-847-0200.

Semi-Annual Report    27

Trustees’ Statement to Shareholders

Readopted September 12, 2016

The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

Trustees of Thornburg Investment Trust

28    Semi-Annual Report

Thornburg Funds

Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $49 billion (as of March 31, 2017) across U.S. mutual funds, separate accounts for high-net-worth investors and institutional accounts, and UCITS funds for non-U.S. investors.

The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.

EQUITY FUNDS

•	Thornburg Investment Income Builder Fund

•	Thornburg Global Opportunities Fund

•	Thornburg International Value Fund

•	Thornburg Better World International Fund

•	Thornburg International Growth Fund

•	Thornburg Developing World Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

FIXED INCOME FUNDS

•	Thornburg Low Duration Income Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

•	Thornburg Strategic Income Fund

•	Thornburg Low Duration Municipal Fund

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Strategic Municipal Income Fund

ALTERNATIVE FUNDS

•	Thornburg Long/Short Equity Fund

Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.

For additional information, please visit thornburg.com

Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506

Semi-Annual Report    29

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Semi-Annual Report    31

This Semi-Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Investment Advisor:	Distributor:
Thornburg Investment Management®	Thornburg Securities Corporation®
800.847.0200	800.847.0200	TH3932

Item 2. Code of Ethics

Not applicable.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s second fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1)	Not Applicable

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Low Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Low Duration Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Long/Short Equity Fund.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady

Jason H. Brady

President and principal executive officer

Date:	May 25, 2017

By:	/s/ Nimish Bhatt

Nimish Bhatt

Treasurer and principal financial officer

Date:	May 25, 2017